UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number:                 33-59474
                                     ------------------------------------



                     Principal Investors Fund, Inc.
 -----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                    711 High Street Des Moines, IA 50392-2080
 -----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


        Princor Financial Services Corporation Des Moines, IA 50392-2080
 -----------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:          515 247-5476
                                                   ---------------------------

Date of fiscal year end:     October 31, 2003
                        ----------------------------

Date of reporting period:   October 31, 2003
                        ----------------------------

Item 1. Report to Shareholders.


                               TABLE OF CONTENTS
                                                                         PAGE
Managers' Comments.........................................................2
Financial Statements and Highlights
 Statements of Assets and Liabilities.................................... 51
 Statements of Operations ............................................... 66
 Statements of Changes in Net Assets..................................... 81
 Notes to Financial Statements.......................................... 103
 Schedules of Investments
  Bond & Mortgage Securities Fund.......................................140
  Capital Preservation Fund.............................................151
  Government Securities Fund............................................158
  High Quality Intermediate-Term Bond Fund..............................159
  High Quality Long-Term Bond Fund......................................166
  High Quality Short-Term Bond Fund.....................................173
  International Emerging Markets Fund...................................180
  International Fund I..................................................183
  International Fund II ................................................188
  LargeCap Blend Fund I.................................................192
  LargeCap Growth Fund..................................................196
  LargeCap S&P 500 Index Fund...........................................198
  LargeCap Value Fund...................................................207
  MidCap Blend Fund.....................................................209
  MidCap Growth Fund....................................................214
  MidCap S&P 400 Index Fund.............................................218
  MidCap Value Fund.....................................................225
  Money Market Fund.....................................................228
  Partners LargeCap Blend Fund..........................................231
  Partners LargeCap Blend Fund I........................................234
  Partners LargeCap Growth Fund.........................................238
  Partners LargeCap Growth Fund I.......................................242
  Partners LargeCap Growth Fund II......................................244
  Partners LargeCap Value Fund..........................................246
  Partners MidCap Growth Fund...........................................249
  Partners MidCap Value Fund............................................252
  Partners SmallCap Blend Fund..........................................254
  Partners SmallCap Growth Fund I.......................................258
  Partners SmallCap Growth Fund II......................................261
  Partners SmallCap Value Fund..........................................263
  Partners SmallCap Value Fund I........................................265
  Preferred Securities Fund.............................................274
  Principal LifeTime 2010 Fund..........................................277
  Principal LifeTime 2020 Fund..........................................278
  Principal LifeTime 2030 Fund..........................................279
  Principal LifeTime 2040 Fund..........................................280
  Principal LifeTime 2050 Fund..........................................281
  Principal LifeTime Strategic Income Fund..............................282
  Real Estate Fund......................................................283
  SmallCap Blend Fund...................................................284
  SmallCap Growth Fund..................................................289
  SmallCap S&P 600 Index Fund...........................................293
  SmallCap Value Fund...................................................303
 Financial Highlights.................................................. 306
Report of Independent Auditors..........................................433
Board of Directors......................................................434
Shareholder Meeting Results.............................................436
Federal Income Tax Information..........................................437

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Fund from its inception through October 31, 2003. The accompanying graphs display results for the life of the Fund. Average annual total return figures provided for each Fund in the graphs reflect all expenses of the Fund (including the contingent deferred sales charge for Class J shares) and assume all distributions are reinvested. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any sales charges, commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


Fund shares are neither deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in the Funds involves risks, including possible loss of the principal amount invested.


BOND AND MORTGAGE SECURITIES FUND

WILLIAM C. ARMSTRONG AND TIM WARRICK

                               GROWTH OF $10,000

         Average Annual Total Returns
        as of October 31, 2003
Class                  1 Year  Life of Fund*
Advisors Preferred      4.05%   6.53%
Advisors Select         3.77%   6.25%
J                       2.64%   5.24%
Institutional           4.63%   6.13%
Preferred               4.37%   6.88%
Select                  4.79%   7.13%

        Lehman Brothers       Morningstar           Bond & Mortgage
         Aggregate Bond     Intermediate-Term       Securities Fund,
           Index             Bond Category          Advisors Select
           10                  10                        10
"2001"     11.241              11.148                    10.932
"2002"     11.903              11.761                    11.347
"2003"     12.487              12.477                    11.775



Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - Bond & Mortgage Securities Fund underperformed the Lehman Aggregate Index for the one-year period ended October 31, 2003, returning 3.77% compared to 4.91% for the index. Fund returns are after expenses, which don't apply to the index.


Risk premiums decreased throughout the period as investors became more confident about economic growth and improving financial conditions for U.S. corporations. Corporate bonds benefited the most from the reduction of risk premiums, and thus provided the best return across fixed income sectors. Early in the period, the fund's allocation to investment grade corporate bonds was moved to an overweighted position from a neutral position. The overweighted position enhanced performance vs. the index. In addition, lower quality corporate bonds provided the best performance within the corporate bond sector. The allocation to these corporate bonds offering higher risk premiums was increased through the period. However, the fund had a higher quality orientation early in the period and this negatively impacted performance.


Performance was enhanced by overweighted positions vs. the index in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), as well as underweighted positions to U.S. Treasuries and U.S. agencies. (Agencies are securities issued by U.S. government agencies.) Additionally, the fund's allocation to below investment grade corporate bonds (a sector that is not part of the index) was increased throughout the period to the current level of 6.4%. This allocation positively impacted the performance of the fund, as below investment grade corporate bonds significantly outperformed other fixed income sectors during the period.


The lackluster growth of the U.S. economy flowed from the end of 2002 into the first half of 2003. The uncertainty surrounding the war in Iraq, coupled with the lingering concerns that had been created by corporate governance scandals, stalled business investment in the first quarter of 2003. Fortunately, a vibrant housing market lifted construction activity and refinancing provided extra support to consumer spending.

With the end of the official war in Iraq and the related uncertainties, and a more optimistic outlook for economic growth, interest rates rose significantly in June and July, as did stock prices. Economic activity perked up and then accelerated further this summer as tax cuts boosted households' disposable income. Real gross domestic product (GDP), the broadest measure of U.S. output, grew at 7.20% in the third quarter, the fastest quarterly rate of growth in nearly 20 years. This pace of growth is unsustainable, but sets the stage for reasonable growth in 2004. The long term potential for the U.S. economy will depend on an increase in corporate spending and the strength of the U.S. labor market, which is just starting to improve.


CAPITAL PRESERVATION FUND

MARTIN J. SCHAFER

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                  1 Year  Life of Fund*
Advisors Preferred      2.72%   3.33%
Advisors Select         2.56%   3.15%
J                       1.33%   2.91%
Institutional           3.30%   3.91%
Preferred               3.04%   3.65%
Select                  2.92%   3.51%

        Lehman Brothers
        Mutual Fund U.S.      Morningstar        Capital Preservation
        Government 1-3      Short-Term Bond             Fund,
          Year Index          Category             Advisors Select
            10                  10                     9.525
"2001"      10.443              10.458                 10.144
"2002"      10.956              7.888                  10.499
"2003"      11.189              8.114                  10.768


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The Advisors Preferred, Advisors Select, J, Institutional, Preferred and Select Classes inception was June 15, 2001.

LOGO

The Principal Investors Fund - Capital Preservation Fund underperformed the Lehman Mutual Fund 1-3 year Government/Credit Index, returning 2.56% vs. 3.26%. Fund returns are after expenses, which don't apply to the index.


The book value wrap agreements (the contracts that create the fund's stable value characteristics) worked as expected and met the primary objective of maintaining a constant $10.00 share price. Book value wrap agreements are intended to remove share price volatility. Due to the constant share price, fund performance will generally be above the index when interest rates rise and below the index when interest rates fall.


Two key factors caused the U.S. economy to be lackluster late last year and early this year. First, the uncertainties surrounding the possible war in Iraq began to effect business decisions. This coupled with the lingering concerns that had been created by corporate governance scandals, stalled business investment in the first quarter of 2003. Fortunately, a vibrant housing market lifted construction activity and refinancing provided extra support to consumer spending.


With the end of the official war in Iraq and the related uncertainties, by June, interest rates began to rise as did stock prices. Economic activity perked up and then accelerated further this summer as tax cuts boosted disposable income of households. Investors, as well as businesses, started to take more risk. The third quarter produced an increase of 7.2% in real gross domestic product (GDP), the broadest measure of U.S. output. This was the fastest quarterly rate of growth in nearly 20 years. This pace of growth is unsustainable, but sets the stage for reasonable growth in 2004. The strength of the economy next year will depend on the strength of the U.S. labor market, which is just starting to grow.

GOVERNMENT SECURITIES FUND

MARK KARSTROM AND MARTIN J. SCHAFER

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                  1 Year  Life of Fund*
Advisors Preferred      1.22%   5.36%
Advisors Select         1.04%   5.18%
J                       -0.05%  4.43%
Institutional           1.70%   5.34%
Preferred               1.63%   5.76%
Select                  1.41%   5.61%

        Lehman Brothers        Lehman Brothers            Morningstar                 Government
        Mortgage Backed       Government/Mortgage     Intermediate Government       Securities Fund,
       Securities Index            Index                  Category                  Advisors Select
            10                     10                      10                          9.525
"2001"      11.106                 11.129                  11.116                      10.81
"2002"      11.806                 11.833                  11.262                      11.351
"2003"      12.131                 12.168                  11.535                      11.469



Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.


LOGO

The Government Securities Fund underperformed the Lehman Government/Mortgage Index for the one-year period ending October 31, 2003. The fund returned 1.04% vs. 2.83% for the index. Fund returns are after expenses, which don't apply to the index. Additional underperformance was due to the returns on mortgage securities lagging as interest rates fell to 40-year lows. This caused a wave of refinancing, and cash flows had to be reinvested at the low prevailing interest rates.


To enhance performance, we used strategies to avoid the detrimental effects of refinancing, and to lower the price volatility of the fund. The strategy was to lessen the price declines as interest rates increase from their June lows. The fund weathered one of the worst periods for mortgage securities and is poised to perform well with higher yield and low volatility for next year.


The economy entered the year posting lackluster performance, untypical of past rebounds. While consumers continued to spend, business confidence was low and pricing weak, enough to prompt the Federal Reserve (Fed) to cut interest rates one last time in an effort to avoid a deflationary spiral. Business spending was put on hold until the results of the war in Iraq are known, further depressing economic activity in the first quarter.


All monetary stimulants were put in place in the second quarter as tax cuts, child care rebate checks, cash out refinancing, and no-interest auto loans gave the consumer the cash to overcome a sluggish labor market. Low mortgage rates have maintained a strong housing market, and a lower valued dollar has improved the earnings of multinational companies. As a result, third quarter gross domestic product (GDP) and productivity both grew in excess of 7%, resembling a more normal post recession economic rebound.


We would expect the pace of economic growth to moderate in 2004 as high productivity wanes with increased employment and a more broad based recovery. We would expect the fund's performance to improve as higher yields and lower price volatility of agency mortgage securities outperform other government securities.


The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

HIGH QUALITY INTERMEDIATE-TERM BOND FUND

WILLIAM CROFT AND TIM WARRICK

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      3.97%   6.70%
Advisors Select         3.69%   6.49%
J                       2.55%   5.41%
Institutional           4.62%   6.58%
Preferred               4.28%   7.08%
Select                  4.17%   6.90%

        Lehman Brothers      Morningstar             High Quality
        Aggregate Bond    Intermediate-Term    Intermediate-Term Bond Fund,
           Index           Bond Category           Advisors Select
           10                 10                       10
"2001"     11.241             11.148                   10.945
"2002"     11.903             11.761                   11.43
"2003"     12.487             12.477                   11.852


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - High Quality Intermediate Fund underperformed the Lehman Aggregate Index for the one-year period ended October 31, 2003, returning 3.69% compared to 4.91% for the index. Fund returns are after expenses, which don't apply to the index.


Risk premiums decreased throughout the period as investors became more confident about economic growth and improving financial conditions for U.S. corporations. Corporate bonds benefited the most from the reduction of risk premiums, and thus provided the best return across fixed income sectors. Early in the period, the fund's allocation to investment grade corporate bonds was moved to an overweighted position from a neutral position. The overweighted position enhanced performance vs. the index. In addition, lower quality corporate bonds provided the best performance within the corporate bond sector. The allocation to these corporate bonds offering higher risk premiums was increased through the period. However, the fund had a higher quality orientation early in the period and this negatively impacted performance.


Performance was enhanced by overweighted positions vs. the index in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). Underweighted positions in U.S. Treasuries and U.S. agencies also positively impacted performance. (Agencies are securities issued by U.S. government agencies.)


The lackluster growth of the U.S. economy flowed from the end of 2002 into the first half of 2003. The uncertainty surrounding the war in Iraq, coupled with the lingering concerns that had been created by corporate governance scandals, stalled business investment in the first quarter of 2003. Fortunately, a vibrant housing market lifted construction activity and refinancing provided extra support to consumer spending.


With the end of the official war in Iraq and the related uncertainties, and a more optimistic outlook for economic growth, interest rates rose significantly in June and July, as did stock prices. Economic activity perked up and then accelerated further this summer as tax cuts boosted households' disposable income. Real gross domestic product (GDP), the broadest measure of U.S. output, grew at 7.2% in the third quarter, the fastest quarterly rate of growth in nearly 20 years. This pace of growth is unsustainable, but sets the stage for reasonable growth in 2004. The long term potential for the U.S. economy will depend on an increase in corporate spending and the strength of the U.S. labor market, which is just starting to improve.

HIGH QUALITY LONG-TERM BOND FUND

MARTIN J. SCHAFER

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                  1 Year  Life of Fund*
Advisors Preferred      5.08%   6.97%
Advisors Select         4.90%   6.79%
J                       3.60%   5.75%
Institutional           5.66%   7.05%
Preferred               5.41%   7.22%
Select                  5.38%   7.20%

        Lehman Brothers        Morningstar          High Quality
        Government/Credit     Long-Term Bond    Long-Term Bond Fund,
          Bond Index            Category           Advisor Select
           10                    9.525                 10
"2001"     11.311                11.906                10.892
"2002"     11.818                11.031                11.344
"2003"     12.547                12.155                11.9


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund-High Quality Long-Term Bond Fund underperformed the Lehman Government/Credit Index for the one-year period ended October 31, 2003. The fund returned 4.90% compared to 6.17% for the index. Fund returns are after expenses, which don't apply to the index. The fund's mortgage-backed securities
(MBS) holdings experienced the most volatile period since the refinancing/prepayment wave of 1993 and 1994. Performance was enhanced by broad corporate diversification and overweighted sector allocation to asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and securities issued by U.S. government agencies.


Two key factors caused the U.S. economy to be lackluster late last year and early this year. First, the uncertainties surrounding the possible war in Iraq began to affect business decisions. This, coupled with the lingering concerns created by corporate governance scandals, stalled business investment in the first quarter of 2003. Fortunately, a vibrant housing market lifted construction activity and refinancing provided extra support to consumer spending.


With the end of the official war in Iraq and the related uncertainties, both interest rates and stock prices began to rise by June. Economic activity picked up and then accelerated further this summer as tax cuts boosted households' disposable income. Investors, as well as businesses, started to take more risk. The third quarter produced an increase of 7.2% in real gross domestic product
(GDP), the broadest measure of U.S. output. This was the fastest quarterly rate of growth in nearly 20 years. This pace of growth is unsustainable, but sets the stage for reasonable growth in 2004. The strength of the economy next year will depend on the strength of the U.S. labor market, which is just starting to grow.


By employing a disciplined investment process and by focusing on sector and security selection, we expect to reward our clients with favorable results over a reasonable period of time. We have ample opportunity to enhance fund returns, and to provide a well-diversified portfolio by exploiting expertise in a variety of market sectors.

HIGH QUALITY SHORT-TERM BOND FUND

MARTIN J. SCHAFER

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                  1 Year  Life of Fund*
Advisors Preferred      3.02%   5.78%
Advisors Select         2.75%   5.50%
J                       1.64%   4.49%
Institutional           3.62%   5.47%
Preferred               3.25%   6.02%
Select                  3.15%   5.63%

        Lehman Brothers        Morningstar             High Quality
        Mutual Fund 1-5       Short-Term Bond      Short-Term Bond Fund,
      Gov't/Credit Index       Category               Advisors Select
            10                  10                        9.525
"2001"      11.129              10.97                     10.844
"2002"      11.763              8.275                     11.247
"2003"      12.241              8.512                     11.556


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.


LOGO

The Principal Investors Fund-High Quality Short-Term Bond Fund underperformed the Lehman Mutual Fund 1-5 year Government/Credit Index for the one-year period ended October 31, 2003. The fund returned 2.75% compared to 4.06% for the index. Fund returns are after expenses, which don't apply to the index. The fund's mortgage-backed securities (MBS) holdings experienced the most volatile period since the refinancing/ prepayment wave of 1993 and 1994. Performance was enhanced by broad corporate diversification and overweighted sector allocation to asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and securities issued by U.S. government agencies.


Two key factors caused the U.S. economy to be lackluster late last year and early this year. First, the uncertainties surrounding the possible war in Iraq began to affect business decisions. This, coupled with the lingering concerns created by corporate governance scandals, stalled business investment in the first quarter of 2003. Fortunately, a vibrant housing market lifted construction activity and refinancing provided extra support to consumer spending.


With the end of the official war in Iraq and the related uncertainties, both interest rates and stock prices began to rise by June. Economic activity picked up and then accelerated further this summer as tax cuts boosted households' disposable income. Investors, as well as businesses, started to take more risk. The third quarter produced an increase of 7.2% in real gross domestic product
(GDP), the broadest measure of U.S. output. This was the fastest quarterly rate of growth in nearly 20 years. This pace of growth is unsustainable, but sets the stage for reasonable growth in 2004. The strength of the economy next year will depend on the strength of the U.S. labor market, which is just starting to grow.


By employing a disciplined investment process and by focusing on sector and security selection, we expect to reward our clients with favorable results over a reasonable period of time. We have ample opportunity to enhance fund returns, and to provide a well-diversified portfolio by exploiting expertise in a variety of market sectors.

INTERNATIONAL EMERGING MARKETS FUND

MICHAEL A. MARUSIAK AND MICHAEL L. REYNAL

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      48.74%  8.52%
Advisors Select         48.45%  8.34%
J                       46.70%  8.78%
Institutional           49.77%  9.93%
Preferred               49.20%  8.80%
Select                  48.97%  8.73%

        Morgan Stanley
           Capital               Morningstar
        International        Diversified Emerging         International
       Emerging Markets            Markets               Emerging Markets
        Free Index-ID 2           Category 1          Fund, Advisors Select
            10                     10                        9.525
"2001"      8.377                  8.472                     8.155
"2002"      9.084                  6.867                     8.59
"2003"      13.512                 10.084                    12.752

Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund - International Emerging Markets Fund slightly underperformed the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index by 0.29%. For the one-year period ending October 31, 2003, the fund returned 48.45%, compared to the index return of 48.74%. The fund benefited from stock selection in China and Mexico. Stock selection in the consumer discretionary and telecommunication services provided outperformance relative to the benchmark. The fund suffered from poor stock selection in Brazil and Taiwan. Poor stock selection in industrials was due to weakness in the airline stocks.


The MSCI EMF Index rose by 48.74% for the year, outpacing the gains of most developed markets. The strong rally was marked by increased investor optimism toward the global economic recovery. Cyclical markets and companies generally performed the best. In Asia, South Korea lagged the markets. The financing situation of the local consumer became worse, and the ensuing problems with non-performing loans in the banking system also negatively impacted performance. The stock market performed extremely well notwithstanding the economic slow down. Three themes dominated a strong year in Taiwan: First, the strong performance of the NASDAQ, driven by increased optimism in the tech sector, moved the technology-heavy Taiwan market higher. Second, the surge of the mainland Chinese economy boosted the Taiwanese companies that look set to benefit from the increasing ties between the two economies. Third, the Taiwanese government is widely expected to remove the qualified foreign institutional investor (QFII) system, making it easier for foreign investors to gain access to the local stock market. Despite the severe acute respiratory syndrome (SARS) epidemic, the Chinese market performed well in the last year. Among the smaller markets, Thailand performed exceptionally well. In India, a strong monsoon season, continued liberalization and financial sector reform drove the market. The Latin American equity markets, which are dominated by Mexico and Brazil, gained over 57%. The main themes were decreasing sovereign risk premiums, stable currencies, declining inflation and lower interest rates leading to strong domestic consumption and moderate economic growth. The Eastern Europe, Middle East and Africa (EEMEA) region was up over 50% even with the war in Iraq. On the macro side, high oil and gold prices helped the commodity rich Russian and South African markets.


It was an eventful year with the Bali Bombing, war in Iraq, SARS virus, a shift in focus from inflation to deflation, U.S. dollar weakness, and a heightened awareness of exchange rate regimes and their effect on global imbalances. During the past 12 months, it became increasingly apparent that China would be one of the main engines of growth for the world economy in years ahead. From an economic perspective, China's impressive performance was closely followed by Thailand, Indonesia and India. In Brazil, newly elected President Lula has so far impressed financial markets with his disciplined fiscal policies and ability to deliver on economic reform. Inflation and interest rates have fallen, and investor demand has returned to the country with gusto. In Mexico the political landscape is somewhat less rosy. The economy itself is also struggling, still waiting to reap the benefits of a full-blown U.S. recovery. The main focus in Eastern Europe was progress on the path toward European Union ascension. The South African economy has become a story of two parts - robust domestic demand driven by improving inflation and falling interest rates on the one hand, and the export sector which is slowly being strangled by the strength of the rand on the other. Oil prices have remained at higher than average levels during the past twelve months. This has helped push Russian gross domestic product (GDP) growth expectations ever higher.

INTERNATIONAL FUND I

KURTIS D. SPIELER

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      23.36%  -7.68%
Advisors Select         23.30%  -7.89%
J                       21.98%  -6.47%
Institutional           24.09%  -5.59%
Preferred               23.90%  -7.35%
Select                  25.01%  -7.19%

        Morgan Stanley
          Capital
      International EAFE
      (Europe, Australia        Morningstar
         and Far East)         Foreign Large       International Fund I,
          Index-ND 2          Blend Category 1       Advisors Select
           10                    10                      9.525
"2001"     7.782                 7.503                   7.029
"2002"     6.754                 6.512                   6.162
"2003"     8.58                  7.977                   7.598


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

International equity markets rebounded sharply in the last year, benefiting from high liquidity and the improved outlook for global economic growth. The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) rose by 27.03% for the fiscal year ending October 31, 2003. The Principal Investors Fund - International Fund I rose by 23.30% underperforming the index.


In developed markets, small companies continued to outperform large companies, both in Japan and Europe. Returns were also strong on a relative basis in emerging markets, led by Latin America and Asia. The best performing sectors in the last year were information technology, industrials and basic materials. In general, economically sensitive sectors outperformed during the recent year. The laggards in the market rebound were consumer staples, health care and energy. Weakness in the U.S. dollar benefited international investors. The MSCI EAFE Index increased 12.18% in local returns, indicating a positive impact from currencies of 14.85%.


The primary reason for the negative relative performance was weak stock selection and sector allocation. Companies with low levels of profitability and poor earnings revisions tended to outperform, especially in the second half of the fiscal year. The last six months marked the longest period of underperformance since 1989 for stocks with good earnings revisions. The fund invests in quality companies exhibiting positive fundamentals and will tend to underperform in this type of market. Looking to the future, we believe we are at the point where the earnings outlook of companies will influence share prices again.


Stock selection was weak within financials, basic materials and health care. In particular, our exposure in capital market banks, construction materials, chemicals and pharmaceuticals detracted from performance. Our low exposure to Japanese banks cost the fund performance. The best performing sectors were telecommunication services, energy and consumer staples. Country allocation was positive in the last year due to our overweighted positions in Canada and emerging markets. Currency allocation was negative as our low exposure to Australia and Switzerland cost performance. The fund is unhedged which means the weakening of the U.S. dollar positively impacted returns.


As of the date of this report, we are finding opportunities in information technology and telecommunication services. We view the health care and consumer staples sectors less favorably. Our investment positioning is a result of implementing our bottom-up, borderless philosophy in international investing. We remain focused on identifying attractively valued companies that are exhibiting positive fundamental improvements.


On September 2, 2003, the Principal Investors Fund - International SmallCap Fund was merged into the International Fund I. Due to the outperformance of small-cap stocks in the last two months of the fiscal year, the merger contributed positively to performance.

INTERNATIONAL FUND II

MUSTAFA SAGUN

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      25.62%  -5.52%
Advisors Select         25.38%  -6.85%
J                       24.08%  -4.26%
Institutional           26.40%  -6.10%
Preferred               26.17%  -6.34%
Select                  25.91%  -6.50%

        Morgan Stanley
           Capital
      International EAFE
      (Europe, Australia        Morningstar
          and Far East)        Foreign Large       International Fund,
           Index-ND 2        Growth Category 1     II, Advisors Select
            10                     10                     9.525
"2001"      7.782                  7.093                  7.433
"2002"      6.754                  6.09                   6.517
"2003"      8.58                   7.486                  8.171


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

International equity markets rebounded sharply in the last year, benefiting from high liquidity and the improved outlook for global economic growth. For the fiscal year ending October 31, 2003, the Principal Investors Fund-International Fund II rose by 25.38%, underperforming the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE), which posted a total return of 27.03%.


In developed markets, small companies continued to outperform large companies, both in Japan and Europe. Returns were also strong on a relative basis in emerging markets, led by Latin America and Asia. The best performing sectors in the last year were information technology, industrials and basic materials. In general, economically sensitive sectors outperformed during the recent year. The laggards in the market rebound were consumer staples, health care and energy. Weakness in the U.S. dollar also benefited international investors during the past year.


The portfolio's underperformance vs. the MSCI EAFE index stemmed from stock selection within the financial, technology and health care sectors. In particular, our exposure in capital markets, semiconductors and pharmaceuticals detracted from performance. On the positive side, stock selection within the energy, consumer staples and industrial sectors aided returns. Specifically, our industry exposures in oil and gas, specialty retail and machinery contributed positively to performance.


From a country perspective, stock selection within Switzerland contributed the most to performance, while stock selection within Japan had the most negative impact on performance. Since the portfolio is managed with a focus on active, bottom-up stock selection as the primary driver of excess returns relative to the index, it is not impacted significantly by active sector or country weightings.


In summary, our equity investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable outperformance. Specifically, our strategy emphasizes investing in companies with growth characteristics that have the following attributes: 1) improving business fundamentals, such as profitability, 2) sustainability of the improvement, 3) rising investor expectations, and 4) attractive relative valuation.

LARGECAP BLEND FUND I

MUSTAFA SAGUN

                               GROWTH OF $10,000

         Cumulative Returns
        as of October 31, 2003
Class                   Life of Fund*
Advisors Preferred      20.70%
Advisors Select         20.50%
Institutional           21.20%
Preferred               21.00%
Select                  20.80%

        Standard &         Morningstar       LargeCap Blend
        Poor's 500         Large Blend           Fund I,
       Stock Index          Category         Advisors Select
           10                 10                 10
"2003"     12.128             12.061             12.05


Note:Past performance is not predictive of future  performance.  The performance of Advisors Preferred, Preferred, Select, and Institutional shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Advisors Preferred, Advisors Select, Preferred and Institutional shares was December 30, 2002.


LOGO


During the year ending October 31, 2003, the Principal Investors Fund-Large Cap Blend Fund I matched the performance of the S&P 500 Index, posting a 21.2% total return


The economic recovery seemed questionable earlier this year but gathered momentum as the expectation of a short war with Iraq unfolded. In addition, the economy was buoyed by increased consumer spending, the continued low interest rate environment, and a rise in disposable personal income. Further, employment stabilized and leading indicators for jobs painted a rosy picture for the future. The stock market believed the recovery was for real and the advance was led by those companies that benefit the most from a strong economy i.e., those in the technology, industrials, and basic materials sectors. With layoffs down, hiring picking up and capital spending rising, the U.S. economic future looks brighter.


The fund had strong stock selection in all sectors except information technology and consumer discretionary. In these sectors investors seemed to ignore valuation and bid up high beta, expensive stocks with high historical sales growth rates.


Our stock selection strategies capture rising investor expectations and improving business fundamentals with attractive relative valuations. Our disciplined fund construction strategies neutralize market (i.e. beta), sector and industry exposures relative to the index to isolate superior stock selection as the major driver of fund performance.

LARGECAP GROWTH FUND

MARY SUNDERLAND

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred **   18.60%  -15.05%
Advisors Select         14.37%  -16.17%
J                       13.17%  -10.45%
Institutional           15.22%  -9.61%
Preferred               14.64%  -15.87%
Select ***              16.80%  -15.39%


                            Morningstar
        Russell 1000        Large Growth     LargeCap Growth Fund,
       Growth Index          Category          Advisors Select
          10                  10                   10
"2001"    7.044               6.661                6.859
"2002"    5.662               6.453                5.616
"2003"    6.897               7.791                6.423


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.
** During 2003, the Fund processed a significant (relative to the Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies this benefit inures to all of the shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
*** During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.


LOGO

Over the past year, the Principal Investors Fund-LargeCap Growth Fund rose 14.37%, underperforming the Russell 1000 Growth Index, which rose 21.82%. Performance was hurt by a surge in low quality stocks over the past six months. Low quality stocks are exemplified by low price, lack of earnings, volatility, and extremely high valuations. In the early part of a market recovery these types of stocks often have significant moves as the threat of insolvency fades. We believe this is a short-term phenomenon and stocks with better fundamentals will reemerge. The fund holds what we consider to be very high quality growth companies. We expect these types of stocks to gain ground soon.


The fund benefited from its holdings in technology, over the past year, as the prospect for an improving economy augured well for capital spending. Disappointing results in health care offset these positives. The low quality effect was particularly noticeable in the health care sector where low quality stocks rose over 30% in the past year, while higher quality health care stocks increased 2%.


Over the past year, growth stock returns have slightly lagged those of value stocks. With growth stocks underperforming value stocks for a third consecutive year, we expect that as investors gain confidence in the economy, growth stocks will be poised for solid returns. The fund continues to maintain positions in companies we believe have very high quality long-term growth potential. We think the low quality rally is unsustainable and expect investors will return to higher quality stocks over the next six to twelve months.

LARGECAP S&P 500 INDEX FUND

DIRK LASCHANZKY

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      19.43%  -7.64%
Advisors Select         19.57%  -7.76%
J                       18.19%  -5.74%
Institutional           20.35%  -4.85%
Preferred               19.97%  -7.22%
Select                  19.78%  -7.45%

        Standard &        Morningstar        LargeCap S&P
        Poor's 500        Large Blend       500 Index Fund,
       Stock Index         Category         Advisors Select
          10                10                  10
"2001"    8.152             8.099               8.076
"2002"    6.92              8.296               6.772
"2003"    8.359             9.905               8.097


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.


LOGO

The Principal Investors Fund - LargeCap S&P 500 Index Fund underperformed the S&P 500 Index for the year, primarily due to the fund's fees. For the one-year period ended October 31, 2003, the fund returned 19.57% compared to 20.80% for the index. The fund seeks investment performance that corresponds to the results for the S&P 500 Index. Within the fund, the percentage exposure to the companies is closely aligned to the stocks within the index.


The equity markets moved down during the early part of the year, but rebounded in the most recent period. Continued progress on corporate earnings and improved profits has supported higher equity prices. The improved economy has been positive for both companies and consumers. The rising equity markets have improved investor confidence and strengthened corporate spending.


The unemployment rate still remains high for this stage of a typical economic recovery, but signs point to improvements as companies expand and add to their payrolls. Strong advances in gross domestic product (GDP) support the view that the economy is well along the way to recovery, with improved corporate fundamentals and better earning potential.


The completion of major hostilities in Iraq and a more favorable economic environment with low inflation expectations has been supportive of improved financial markets. Consumer and investor confidence is improving as their financial assets show positive growth. Corporations have improved productivity and are operating more efficiently, with improved financial results and stronger balance sheets. The low interest rate environment continues to put pressures on corporate pension liabilities, but improved financial markets are boosting the assets in these accounts.


The fund continues to maintain exposures near the index with a goal to replicate index performance. The fund maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.

LARGECAP VALUE FUND

JOHN PIHLBLAD

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      19.26%  -1.00%
Advisors Select         19.68%  -0.98%
J                       17.60%  -1.30%
Institutional           19.97%  -0.34%
Preferred               19.93%  -0.58%
Select                  19.44%  -0.80%

                            Morningstar
        Russell 1000        Large Value       LargeCap Value Fund,
        Value Index          Category           Advisors Select
          10                  10                    10
"2001"    9.025               9.52                  8.674
"2002"    8.121               9.272                 7.871
"2003"    9.979               11.245                9.42


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

During the fiscal year ended October 31, 2003, the market rose as an economic recovery gathered momentum. Production, consumer spending and disposable personal income all rose nicely toward the end of the period, and employment stabilized with leading indicators painting a better picture for the future. Companies that benefit the most from a strong economy led the advance, e.g., those in the technology, industrials and basic materials sectors. Interest rates rose, reflecting the better economic news. With layoffs down, hiring picking up and capital spending rising, the U.S. economic future looks brighter.


The Principal Investors Fund - Large-Cap Value Fund underperformed the Russell 1000 Value Index, posting a 19.68% total return compared to 22.88% for the index. With the success of the war in Iraq in addition to the improving economy, many companies that still exhibited poor fundamentals rose sharply in the hope that their results would rise in the new post-recession and war scenario. Our process focuses on companies where the fundamentals already exhibit improvement, so our holdings did not always rise in such a dramatic fashion as those firms with poor current business fundamentals.


We maintain our outlook for an improving economy over the next several quarters. Rising interest rates have the potential to mute this impact.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable outperformance. Further, we believe that the key to superior stock selection lies in the identification of companies with the following attributes: 1) improving business fundamentals, 2) sustainability of the improvement, 3) rising investor expectations, and 4) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up style of management where security selection is the key driver of excess returns relative to the designated index. This process is maintained while neutralizing unintended risks.

MIDCAP BLEND FUND

K. WILLIAM NOLIN

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      25.73%  4.19%
Advisors Select         25.57%  4.00%
J                       24.20%  4.48%
Institutional           26.42%  5.44%
Preferred               26.14%  4.54%
Select                  26.05%  4.39%

                            Morningstar
        Russell MidCap     Mid-Cap Blend      MidCap Blend Fund,
           Index             Category          Advisors Select
           10                 10                   10
"2001"     9.008              9.709                8.824
"2002"     8.286              9.327                8.564
"2003"     11.26              12.23                10.754


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund-MidCap Blend Fund underperformed the Russell MidCap Index for the one-year period ended October 31, 2003, returning 25.57%, compared to the index return of 35.89%.


The fund lagged the index primarily in the technology sector where many technology companies in the index were up more than 70%. While the fund's technology holdings provided positive returns, they did not have the bounce that many in the index had. The attributes that led to the best tech stock performance were high valuations, few competitive advantages, and high leverage. Those attributes rarely make successful long-term investments. The fund does not own companies with these poor attributes. We believe that in the future fundamentals will play a larger role in stock returns, which should benefit the fund.


We continue to focus on high quality companies, with sustainable competitive advantages that can be purchased at reasonable prices. High quality companies are currently priced at half the price/earnings (P/E) multiple of low quality companies. The portfolio continues to hold companies with higher return on equities (ROEs), return on assets (ROAs) and profit margins than the index. We are optimistic about the fund's prospects.

MIDCAP GROWTH FUND

MARK M. MCGREW

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      29.64%  -18.70%
Advisors Select         29.23%  -18.88%
J                       27.43%  -15.17%
Institutional           30.25%  -14.24%
Preferred               29.90%  -18.47%
Select                  29.74%  -18.57%

                            Morningstar
        Russell Midcap     Mid-Cap Growth     MidCap Growth Fund,
        Growth Index         Category           Advisors Select
           10                 10                   10
"2001"     7.31               7.415                6.317
"2002"     6.023              6.886                4.381
"2003"     8.391              9.012                5.662


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

For the year ending October 31, 2003, the Principal Investors Fund-MidCap Growth Fund returned 29.23%, compared with a 39.31% return posted by the Russell Mid-Cap Growth Index. The performance shortfall vs. the index was primarily a result of a moderate cash drag and inferior stock selection in the health care and consumer discretionary sectors.


The equity markets moved sharply higher as evidence of an economic recovery began to unfold. Investors began to invest in companies that had experienced several years of slowing profit and sales growth, resulting in significant price movement in economically sensitive and higher growth sectors such as technology and industrials. "Lower quality" companies also experienced a resurgence during the year. Although these companies had inferior balance sheets and less-than-stellar track records, they were preferred by investors for their potential turnaround capability and significantly outperformed their more established counterparts. As a result, our investment process, which generally favors higher quality companies exhibiting real fundamental change, underperformed its respective index.


Within the fund, the sectors providing the largest positive contribution during the past year were financials, with good stock selection in capital markets and thrifts; and technology, with semiconductors and communications equipment shares boosting results. Companies in the health care supplies industry accounted for the largest reduction in performance.


Since the fund is managed in a sector-neutral environment, the focus is on stock selection to drive excess returns. The investment process seeks to identify reasonably priced companies that are exhibiting positive fundamental change and rising investor expectations. For the year ended October 31, 2003, our process produced mixed results as excess return was captured in approximately one third of the sectors in the fund. This could be expected to some extent due to the transition phase of the overall economy. As economic growth slowly expands, distinguishing real, sustainable fundamental change from short-term "spurts" is a difficult exercise. Our expectation is that when the growth trend becomes more defined, our ability to produce excess returns will be enhanced. As such, we anticipate no changes to the current process and will continue to rely on the above factors, in combination with our analyst team's insights, to drive fund composition in the coming year.

MIDCAP S&P 400 INDEX FUND

DIRK LASCHANZKY

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      29.63%  3.31%
Advisors Select         29.30%  3.15%
J                       27.74%  3.53%
Institutional           30.23%  4.62%
Preferred               29.93%  3.62%
Select                  29.70%  3.48%

        Standard &         Morningstar        MidCap S&P 400
       Poor's MidCap      Mid-Cap Blend         Index Fund,
        400 Index           Category          Advisors Select
          10                 10                  10
"2001"    9.47               9.709               8.739
"2002"    9.015              9.327               8.193
"2003"    11.787             12.23               10.594


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.


LOGO

The Principal Investors Fund-MidCap S&P 400 Stock Index Fund underperformed the S&P 400 Index for the year, primarily due to the Fund's fees. For the one-year period ended October 31, 2003, the fund returned 29.30% compared to 30.75% for the index. The fund seeks investment performance that corresponds to the results for the S&P 400 Index. Within the fund, the percentage exposure to the companies is closely aligned to the stocks within the index.


The equity markets moved down during the early part of the year, but rebounded in the most recent period. Continued progress on corporate earnings and improved profits has supported higher equity prices. The improved economy has been positive for both companies and consumers. The rising equity markets have improved investor confidence and strengthened corporate spending.


The unemployment rate still remains high for this stage of a typical economic recovery, but signs point to improvements as companies expand and add to their payrolls. Strong advances in gross domestic product (GDP) support the view that the economy is well along the way to recovery, with improved corporate fundamentals and better earning potential.


The completion of major hostilities in Iraq and a more favorable economic environment with low inflation expectations has been supportive of improved financial markets. Consumer and investor confidence is improving as their financial assets show positive growth. Corporations have improved productivity and are operating more efficiently with improved financial results and stronger balance sheets. The low interest rate environment continues to put pressures on corporate pension liabilities, but improved financial markets are boosting the assets in these accounts.


The fund continues to maintain exposures near the index with a goal to replicate index performance. The fund maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.

MIDCAP VALUE FUND

CATHERINE A. ZAHARIS

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      21.64%  6.61%
Advisors Select         21.86%  6.57%
J                       19.88%  5.34%
Institutional           22.33%  6.39%
Preferred               21.21%  6.74%
Select                  20.68%  6.50%

                             Morningstar
        Russell Midcap      Mid-Cap Value     MidCap Value Fund,
        Value Index          Category          Advisors Select
           10                  10                 10
"2001"     9.993               10.228             9.316
"2002"     9.695               8.354              9.357
"2003"     12.939              10.765             11.402


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund-Mid-Cap Value Fund had a positive return of 21.86% for the year ending October 31, 2003. The fund underperformed both the Russell Midcap Value Index and the S&P 400 Midcap Value Index for the same period.


Sector returns were all positive except for consumer staples, but the rise in certain sectors did not keep up with their peers in the index. With the success of the war in Iraq, in addition to the improving economy, many companies that still exhibited poor fundamentals rose sharply in the hope that their results would rise in the new post-recession environment. Our process focuses on companies where the fundamentals already exhibit improvement, so our holdings did not always rise in such a dramatic fashion as those firms with poor current business fundamentals.


We maintain our outlook for an improving economy over the next several quarters. Rising interest rates have the potential to mute this impact.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable outperformance. Further, we believe that the key to superior stock selection lies in the identification of companies with the following attributes: 1) improving business fundamentals, 2) sustainability of the improvement, 3) rising investor expectations, and 4) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up style of management where security selection is the key driver of excess returns relative to the designated index. This process is maintained while minimizing unintended risks.


MONEY MARKET FUND

MICHAEL R. JOHNSON AND ALICE ROBERTSON

The money fund industry average maturity over the course of fiscal year 2003 was in the 53-58 day range. The Principal Investors Fund-Money Market Fund strives to stay in line with the money fund industry average in both yield and maturity. The fund managers continue to choose from a list of high quality investments that is actively monitored by our fixed-income analytical staff. During fiscal 2003, we took additional steps to further diversify the portfolio. The fund has increased its exposure to government agency discount notes since the yield gap between commercial paper and government agency discount notes has narrowed.


The Federal Reserve (Fed) started fiscal year 2003 with a 0.50% rate cut on Nov.ember 6, 2002, setting the fed funds target rate at 1.25%. (The fed funds rate is the overnight lending rate between banks.) The Fed made one further rate cut of 0.25% on June 25, 2003, lowering the fed funds target rate to 1.00%. The bias was also changed several times throughout the fiscal year. The Fed even suspended it in March due to the uncertainty of the Iraq war. At year-end, the Fed had a dual bias in place stating that risks toward sustainable growth are balanced and the risk of falling inflation exceeds that of any rise in inflation. However, the Fed has become less of a factor in the market as it has made it clear short rates will be kept low for a "considerable period." As of the end of September, outstanding commercial paper had declined 5% and stood at the lowest level in four years.


Investment in the money market funds is neither insured nor guaranteed by the U.S. Government. While the fund strives to maintain a $1.00 per share net asset value, it is possible to lose money by investing in it.

PARTNERS LARGECAP BLEND FUND

LINDA A. DUESSEL AND DAVID P. GILMORE

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      14.99%  -3.20%
Advisors Select         14.90%  -3.32%
J                       13.53%  -3.47%
Institutional           15.68%  -2.68%
Preferred               15.42%  -2.93%
Select                  15.53%  -2.93%

        Standard &       Morningstar      Partners LargeCap
        Poor's 500       Large Blend         Blend Fund,
       Stock Index       Category          Advisors Select
          10               10                 10
"2001"    8.152            8.099              8.61
"2002"    6.92             8.296              7.734
"2003"    8.359            9.905              8.886


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

The market moved steadily higher throughout the fiscal year, after hitting a three year low on October 9, 2002. Leadership in this new bull market was predominately provided by those sectors and stocks which are more cyclically oriented and leveraged to an economic rebound. Strong monetary and fiscal stimulus, including one of the largest tax cuts in U.S. history, provided liquidity and additional discretionary income, increasing consumption and demand for equities. These catalysts simultaneously lifted both the economy and stock market from their doldrums.


Optimism and rising expectations for an accelerating economy were supported by a preponderance of positive and improving macroeconomic data. The service sector has been in recovery for several months, and even manufacturing - in decline for 35 consecutive months through June - began to expand again in July. On the consumer side, retail sales have been consistently strong. The economic data has been reinforced by few negative earnings preannouncements or surprises by companies which have right-sized their cost structures to a more normal demand environment. As economists steadily increased their calendar 2003 growth estimates throughout the year, resolution of the official war with Iraq, combined with an increased corporate and consumer confidence, encouraged investors to be more accepting of risk.


As would be expected in a cyclical bull market, the preponderance of equities, across all levels of capitalization rose, with both growth and value styles benefiting from the year-long rebound. Value stocks outperformed growth stocks, returning 24.8% and 17.1%, respectively. Leadership was provided by those names generally of smaller size, with higher financial and operating leverage, lower quality and higher beta.


During the twelve month period ended October 31, 2003, the Principal Investors Fund-Partners Large Cap Blend Fund returned 15.68%, trailing the S&P500 Index which gained 20.80%. After two strong years of performance, we are disappointed that we did not fully participate. In a market driven predominately by a single factor (i.e. momentum) our fundamental, valuation driven approach was disadvantaged. Our incremental approach based upon screens and fundamentals, employing a balanced risk/reward methodology, did not fare well in a market where returns were asymmetrically skewed toward higher risk.


Stock selection, generally less cyclical, was the primary factor for underperformance versus the benchmark. Specifically, while stock selection was strong to neutral within Consumer Staples, Healthcare and Materials, it was offset by lackluster performance within Information Technology, Financials and Industrials. In this rising market, performance was held back by having any cash, in addition to being underweight Financials and overweight Energy. Alternatively, being overweight Utilities and Industrials benefited the portfolio. Although we were correct in calling for a better, more positive year in 2003, we did not fully appreciate the benefit of the extreme monetary and fiscal stimulus. We were correctly positioned to benefit from an improving corporate and industrial economy, yet underestimated the benefit of an improving consumer-driven economy.


We started making moves within the portfolio toward riskier names in the third quarter of 2002. We reduced exposure in Healthcare, Utilities and Energy, putting proceeds into opportunities within Financials, Information Technology and Telecommunication Services. These moves, which continued consistently throughout the year, proved to be correct. Our process driven, incremental approach, prevented us from participating fully in the rally. However, our approach is disciplined and deliberate with a focus on risk/reward, and we believe this has served us well over time. Since inception, the portfolio has returned (1.61)% versus (5.95)% for the benchmark.


We continue to be positive toward the overall market, though more cautious than last year at this time. We remain positive because even though expectations have risen over the past year, they still remain reasonable. More importantly, our analysts' discounted cash flow models, in aggregate, indicate the majority of stocks are trading at or near fair value, allowing for some room for the market to trade higher provided companies continue to meet or beat expectations, as we expect. While many risks remain, there are two additional factors which could help lift the economy for a second year in a row. First, an increasing supply of oil that ultimately will come from Iraq and non-OPEC members could potentially lower the price of energy. Second, we have yet to see businesses increase their historically low inventory levels in response to the strengthening economy. We do not believe the potential for increased production, coupled with a recovery in the labor markets is factored into stocks.


We continue to be market overweight Information Technology and Industrials with a bias toward corporate cyclicals. In addition, our overweight within Energy and Telecommunication Services are deep value, contrarian plays. At the end of the fiscal year, the portfolio held 52% of assets in Value stocks, with the remaining 48% in Growth stocks.


PARTNERS LARGECAP BLEND FUND I

Previously, the Fund's portfolio was invested by one sub-advisor. On December 16, 2002, the Fund changed sub-advisors. Principal Management Corporation engaged two sub-advisors, each to invest a portion of the Fund's portfolio independently of the other. The two sub-advisors report below on their process and strategies since they began managing the portfolio assets. The Fund's investment performance is the combined investment performance of the two sub-advisors. For the entire 12-month period ending October 31, 2003, the Fund earned 12.07% compared to 20.80 for the index.


The first segment reported below is the large of the two and is managed with a quantitative process. The second segment reported below is managed with a fundamental process. As of the end of the reporting period, both segments were similarly invested in many respects. As a whole, the Fund's sector weights were quite similar to those of the index.


MELISSA R. BROWN, ROBERT C. JONES & VICTOR H. PINTER

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      18.75%  -10.49%
Advisors Select         18.57%  -10.64%
J                       17.16%  -8.09%
Institutional           19.52%  -7.20%
Preferred               19.05%  -10.21%
Select                  18.94%  -10.33%

        Standard &        Morningstar      Partners LargeCap
        Poor's 500        Large Blend        Blend Fund I,
       Stock Index         Category         Advisors Select
          10                10                 10
"2001"    8.152             8.099              7.74
"2002"    6.92              8.296              6.204
"2003"    8.359             9.905              7.356


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

From December 16, 2002, The S&P 500 Index gained 20.00% (USD) from December 16, 2002-October 31, 2003. All 13 sectors in the Index contributed positively for the period, led by Technology (36.89%). Consumer Cyclicals (28.29%) and Industrials (25.55%) also posted strong gains. The Technology sector also contributed most (weight times performance) to positive Index returns, followed closely by top-weighted Financials (24.33%).


In managing our segment of the Fund, we do not take size or sector bets. We hope to add value versus the Fund's index by individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies that have strong profit margins and sustainable earnings and that use their capital to enhance shareholder value. Over the long term, these factors have generally led to excess returns. In addition, they are not highly correlated, which diversifies the Fund's sources of returns.


Owning inexpensive companies with good profit margins and operating efficiency added the most value for the period through our Profitability and Valuation themes. Earnings Quality, Momentum and Management Impact also boosted relative returns, albeit less significantly, while Fundamental Research was flat for the reporting period.


Stock selection was mixed across sectors for the period. The Fund's holdings in the Health Care sector outperformed their peers in the benchmark the most. Meanwhile, the Fund's holdings in the Consumer Services sector underperformed relative to the benchmark.


Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names about which fundamental research analysts are becoming more positive and companies that are profitable, have sustainable earnings and use their capital to enhance shareholder value. We anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.


Notes: Goldman Sachs Asset Management, L.P. sub-adviser of the Funds, is not a bank and Fund shares are neither deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in the Funds involves risks, including possible loss of the principal amount invested.


The information presented herein is based on attribution of gross excess returns as provided by PACE.


MATTHEW E. MEGARGEL

U.S. equity markets have rallied during the past ten months, with the S&P 500 Index rising 21.2%, the Dow Jones Industrial Average gaining 17.5% and the Nasdaq Composite advancing 44.7%. This surge in the broad market has been fueled by increasing optimism that the economy is in the early stages of an economic rebound as signaled by increases in consumer confidence and manufacturing output, resilience in consumer spending and productivity gains, and support from low interest rates and reduced tax rates.


During the period beginning December 16, 2002, our segment of the Fund experienced weak stock selection in the Health Care and Information Technology sectors. Favorable stock selection within Industrials and Consumer Discretionary was additive to relative performance and served to partially offset these results.


Within Health Care, Schering Plough, Baxter International, and HCA were disappointments during the period. Schering Plough announced a dividend cut and saw reduced earnings as a result of challenges with its Clarinex-Claritin transition, while HCA was weak due to a sluggish economy and higher insurance co-payments, which contributed to a slowing in the company's admissions trends. Both positions were eliminated from the portfolio during the year.


Within Technology, the portfolio was negatively affected by the outperformance of some smaller, more volatile names in the sector that we did not hold. Stocks such as Broadcom and Avaya each gained in excess of 100% and other similar stocks had outsized gains as their prospects for survival increased in a rising market. In essence, the markets' focus on small-cap, risky assets hurt our performance, as we focus on large-cap, high-quality companies.


Within Consumer Discretionary, Comcast was a strong performer as the company continued to make significant progress integrating AT&T's broadband systems. The portfolio also benefited from holding Home Depot, which continued to improve its sales despite a weak consumer spending environment.


Within Industrials, Caterpillar benefited from consensus-beating second quarter earnings and also raised full-year guidance. The company has also been expanding its product lines in its traditional machinery business, growing its financial services business, and embarking on an aggressive cost reduction effort. Investors began to appreciate the underlying earnings power, resulting in Caterpillar being a strong performer for the portfolio.


Since the end of the war with Iraq, we have recently been increasing the cyclical posture of the portfolio. Most notably, we increased the fund's overweight to the Industrials sector by adding to our positions in General Electric and 3M, and by initiating a new position in CSX Corp. We expect many of the fund's holdings in this Industrials sector to exhibit sizeable improvements in earnings with only a modest pick-up in revenues.


As we approach the end of 2003, investor optimism surrounding the economy and the equity markets has started to consolidate. Tax cuts, a weaker U.S. dollar, sustained productivity and healthier corporate balance sheets all bode well for corporate profits. As the economy continues to stabilize, we will look for improved corporate spending and employment trends as key gauges to determine the sustainability of the domestic recovery. At this juncture, we believe a sustainable up-trend will in fact unfold and support growth in 2004.

PARTNERS LARGECAP GROWTH FUND

TONY H. ELAVIA, BRIAN O'TOOLE, DAVID J. SANTOS
AND WALTON B. PEARSON

                               GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2003
Class                   Life of Fund*
Advisors Preferred        19.70%
Advisors Select           19.50%
J                         18.30%
Institutional             20.30%
Preferred                 20.00%
Select                    19.90%



        Standard &                         Morningstar      Partners LargeCap
        Poor's 500       Russell 1000      Large Growth       Growth Fund,
       Stock Index      Growth Index        Category         Advisors Select
          10               10                 10                10
"2003"    12.128           12.412             12.409            11.95

Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    The   inception   date  of  the  Advisors   Preferred,   Advisors   Select,
     Institutional, Preferred, Select and J Classes inception was December 30, 2002.

LOGO

Geopolitical and economic factors shaped stock market performance during the fund's fiscal year. The market drifted downward through most of the first quarter of 2003 as investors were unsettled by potential U.S. action against Iraq. Economic reports were also disappointing despite continued low interest rates.


Markets shifted abruptly upward in mid March 2003 as investors believed that the U.S. and its allies would prevail in a brief war in Iraq and as signs of an increase in economic growth began to appear. Investors also responded favorably to the U.S. Federal Reserve Board's continued low interest-rate policy. Homeowners refinanced mortgages at lower rates and went on a spending spree with their savings. The U.S. Congress weighed in with a $350 billion tax cut. Corporate earnings also showed signs of improvement, fueling the market's rise. Preliminary third-quarter Gross Domestic Product, reported at period end, registered 8.2%, the economic yardstick's fastest quarterly gain in 20 years.


The portfolio underperformed its the Russell 1000 Growth benchmark index during the period January 1, 2003 to October 31, 2003. The portfolio management team's strategies in the consumer staples, basic materials, and energy sectors contributed to relative results during the period. Strategies in the technology, consumer cyclicals, and health care sectors were unrewarded during the period, detracting from relative performance. Overall, sector selection was positive, while stock selection was unfavorable and drove relative underperformance.


Aiding relative performance was adept stock selection in the consumer staples and basic materials sectors. Within consumer staples, an overweight to strong-performing Career Education (schools/education) and an underweight to weak performer, Coca-Cola (beverages), helped significantly. Favorable stock selection in the metals industry (Freeport-McMoran) caused the overall basic materials sector to contribute relatively, and an underweight to the weak oil field services area made the energy sector a moderate contributor as well.


Technology was the largest detractor from relative performance during the period, primarily due to not owning robust performers EMC and Network Appliance, in the computer industry. An underweight to the strong-performing electronics area (Texas Instruments, Motorola, Analog Devices) also hurt performance. On a positive note, an overweight to Intel produced the portfolio's largest relative gain and helped offset some of the drag of being underweight the sector.


Unfavorable stock selection led to negative results within the consumer cyclicals sector. Within the sector the largest negative impact came from our strategy in the commercial & consumer services area, where we did not own strong-performing internet-related stocks Yahoo! and Ebay, and were overweight weak-performer H & R Block. The retail-cyclical area also detracted due to an underweight to recovering Home Depot that was not quite offset by an overweight to equally strong Lowe's. Unfavorable stock selection within the health care sector also detracted moderately from relative performance. Being underweight Genentech, in biotechnology, early in the period hurt performance as the stock exploded upward on news of favorable clinical trials with its colorectal drug, Avastin.


Aiding relative performance was adept selection in the consumer staples and basic materials sectors. Consumer staples was the largest contributor from a sector standpoint driven by effective stock selection including an overweight to strong-performing Career Education (schools - education & training) and an underweight to weak performer, Coca-Cola (beverages). Our overweight to the basic materials sector also lifted relative performance as did adept stock selection, particularly within the metals industry (Freeport-McMoran).

Recent economic data confirm that tax cuts, low interest rates, and a gradually weakening dollar have succeeded in bolstering the economy. These developments, along with a slew of solid corporate earnings reports and stabilizing employment figures kept the market rally flourishing through the fund's fiscal year end. We have long held that an enduring economic and market rebound depended on a revival in business spending, so it has been encouraging to see nascent signs of increased capital investment in the recent crop of market-friendly news.


At the same time, it must be recognized that stocks today are not cheap by historic standards. Market valuations reflect optimistic assumptions about the sustainability of economic recovery and earnings growth; price-to-earnings multiples, for example, are above long-term norms. Furthermore, market rallies historically precede, rather than coincide with or lag, spurts in economic growth. Any further market advances will likely come from earnings growth. And achieving significant earnings growth in 2004 and beyond will be challenging from a starting point of 2003's higher base as well as lingering global industrial overcapacity.


Nevertheless, we believe the fund's strategy of targeting stocks of competitively positioned companies selling below their long-term business worth will continue to serve the fund well whatever direction the market takes.


Technology is now the portfolio's largest sector overweight, with a focus on electronics (Intel, QLogic, and Sandisk) and computers (Lexmark, Hewlett-Packard, and Dell). We have recently reduced positions in some of our software holdings (Computer Associates, Oracle) but remain overweight in the industry.


The financial sector is the second-largest overweight, with most of that in two high-quality consumer finance credit card companies (MBNA, Capital One Financial). Credit card delinquency statistics continue to show improvement and both of these stocks remain attractively valued. Diversified financial is overweight as well, with an emphasis on Citigroup and Freddie Mac. We continue to add to investment banking/brokerage firm Merrill Lynch, as we feel the continuing economic and stock market recovery will benefit firms with revenues and fees tied to transactions. Banking is modestly overweight as we continue to add to State Street, the world's largest custodian of investment assets.


The consumer cyclicals sector remains overweight as well. We increased our overweight position in retail-cyclicals by adding to Staples and continue with large active positions in strong retail companies such as Lowe's and Bed Bath & Beyond. Within the sector, we are most underweight commercial & consumer services, broadcasting, and media industry names.


The portfolio's largest underweight is now in health care where we have trimmed our pharmaceutical exposure by reducing Johnson & Johnson and Merck and liquidating Eli Lilly. We continue to underweight the consumer staples sector, where we are most underweight in beverages (no Coca-Cola), retail-staples (no Walgreen), and food (where we find limited growth potential). The capital goods sector is also underweight, largely due to not holding manufacturing names and being underweight aerospace & defense.


The views expressed are exclusively those of Putnam Investments as of the date of this report. There can be no assurance or guarantee that Putnam's expectations for future capital markets will be realized.

PARTNERS LARGECAP GROWTH FUND I

JEFF ALVINO, WILLIAM AUSLANDER AND PETER DANNENBAUM

                               GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      14.40%  -11.84%
Advisors Select         14.36%  -12.45%
J                       12.75%  -8.93%
Institutional           15.14%  -11.77%
Preferred               14.85%  -12.00%
Select                  14.57%  -12.14%

        Standard &                        Morningstar       Partners LargeCap
        Poor's 500      Russell 1000      Large Growth        Growth Fund I,
       Stock Index     Growth Index        Category          Advisors Select
          10              10                 10                 10
"2001"    8.152           7.044              6.661              7.829
"2002"    6.92            5.662              6.453              6.312
"2003"    8.359           6.897              7.791              7.218


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

Early in the 12-month period ended October 31, 2003, the long-anticipated economic recovery appeared reluctant to surface. Despite interest rates at historically low levels, corporate earnings failed to rebound as quickly as had been expected. Uncertainty over the likelihood and timing of the potential war with Iraq only worsened investor sentiment in the first months of 2003. Investor confidence subsequently improved based on expectations of a swift U.S. victory in Iraq, encouraging economic data and reports of corporate earnings that exceeded expectations. These factors triggered a strong market rally, with defensive sectors and securities that had led during the bear market falling behind cyclical sectors, as investors' expectations for the economy improved.


The Fund underperformed its benchmark for the twelve months ended October 31 due to stock selection. Sector allocations made a modest positive impact on performance. During the period the three largest sectors in the portfolio were technology, healthcare and consumer discretionary. We were disappointed in the short-term performance of several consumer discretionary names. The portfolio suffered from lagging performance in the areas of retail and media. In retail concerns about the health of the consumer affected Kohl's and Dollar General in retail. Costco shares fell in August when the company announced third quarter earnings could fall short of Wall Street expectations. Costco cited increasing healthcare costs and price competition with Wal-Mart. In the area of media, Viacom had the greatest negative impact. The company suffered from a generally weak local advertising market despite a record up front television selling season.


An overweight to the health care sector detracted from relative results, as did stock selection to a lesser extent. HCA and Johnson & Johnson lagged. HCA fell in mid-April when the company reported declines in hospital admissions. The position was eliminated from the portfolio. The third largest pharma company, Johnson & Johnson lost momentum when the company indicated that they may be unable to keep up with demand for their innovative drug-coated stent. In addition, Amgen reported higher sales of two drugs that compete with Johnson & Johnson's widely used Procrit anemia treatment. Johnson & Johnson rebounded in October after reporting a strong third quarter, primarily due to sales of its Cypher stent. Earnings beat analyst expectations and the company raised its full-year guidance.


Stock selection in financial services also detracted from performance. Among the portfolio's largest financial holdings during the period were American International Group and Freddie Mac, which lagged the index sector return. Early in 2003, we reduced the portfolio's investment in Freddie Mac due to a change in auditors and concerns regarding the treatment of interest rate hedges in financial statements. In early June the position was eliminated from the portfolio. In our view, Freddie Mac's issues are a more than one quarter event. There are regulatory concerns and potential legal issues. We also had uncertainty with senior management in light of the Board's decision to terminate three members of senior management.


An overweight in information technology had a strong contribution to relative results. Strong performance from a number of the fund's semiconductor holdings, most notably Applied Materials and Intel, added to relative return. Providers of semiconductor production equipment such as Applied Materials advanced on news that one of the group's largest customers planned to substantially increase capital spending next year. Intel had a strong year, with earnings and margin improvement They have benefited from a pickup in PC sales, notably notebooks, and the introduction of Centrino Chipsets. Cisco Systems made a modest contribution to relative return. The company announced a collaboration with IBM that should support Cisco's expansion into the storage networking market. Cisco has benefited from strong government and small/mid market spending, although they remain cautious on guidance. The primary individual detractor in the technology sector was Microsoft, which declined for the period. We remain optimistic about the prospects for Microsoft given the company's strong balance sheet, market dominance, and the pickup in PC shipments, which has begun to exceed consensus expectations. We remained overweight in the name for the period. Other positive impacts on performance were stock selection in energy and telecomm services.


Recoveries do not occur in a straight upward trajectory, and this one is no exception. We are hopeful that the positive signs we see in the economy and in individual companies bode well for a sustainable economic recovery. While the top performing stocks thus far this year have tended to be lower quality and smaller in size, it is our belief that in time the market will rotate towards the higher quality, fundamentally sound business models we favor


PARTNERS LARGECAP GROWTH FUND II

TIM REYNOLDS, PRESCOTT LEGARD AND GREGORY WOODHAMS

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      17.32%  -12.29%
Advisors Select         17.05%  -12.46%
J                       15.86%  -6.73%
Institutional           17.93%  -11.79%
Preferred               17.89%  -12.00%
Select                  17.59%  -12.12%

                          Morningstar      Partners LargeCap
       Russell 1000       Large Growth      Growth Fund II,
       Growth Index        Category         Advisors Select
          10                 10                10
"2001"    7.044              6.661             7.472
"2002"    5.662              6.453             6.167
"2003"    6.897              7.791             7.218


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

The 12-months covered by this report were marked by a solid rebound in the domestic stock market. The year opened with the broad market, as measured by the S&P 500 Index, alternating between positive and negative territory before falling to its 12-month low on March 11, just days before the beginning of the U.S.-led invasion of Iraq. From that point through October 31, the market rallied 32.68% as the Iraqi regime fell, corporate profits rebounded, and the economy gained strength.


Technology stocks posted strong gains against this backdrop and were the top contributors to Principal Investors Fund-Partners LargeCap Growth Fund II performance. Semiconductor manufacturers provided the biggest lift. This included Intel, the portfolio's top contributor. During the period, the world's largest chipmaker reported rising revenue and earnings, and saw its share price climb more than 90%. In addition, networking gear manufacturer Cisco Systems and EMC, a maker of data storage equipment, produced solid returns and finished among the top five contributors. Holdings in certain Internet, computer hardware and software companies also boosted performance. On the downside, computer hardware maker Hewlett-Packard and electrical equipment manufacturers Celestica and Ciena were among the portfolio's top detractors.


Despite a strong showing in absolute terms, the fund's technology stake was the top detractor from its performance compared to the Russell 1000 Growth Index. During the period, low-quality stocks turned in the best results. This worked against our investment process, which is aimed at identifying fundamentally sound companies whose earnings and revenues are growing at successively faster rates.


The portfolio also generated solid contributions outside of the technology realm. A good example is the health care sector where biotechnology companies performed well. One of the key contributors was Gilead Sciences, which reported rising sales of its Viread anti-HIV drug. Another biotechnology standout was Amgen, which was helped by strong sales of drugs it has developed for the treatment of anemia and rheumatoid arthritis. Amgen also reported rising sales of drugs used to fight chemotherapy-related infections.


Elsewhere in the sector, medical products maker Boston Scientific rose after generating strong European sales of its drug-eluting stent, a device used in the treatment of heart disease. In contrast, Johnson & Johnson, a competitor in the European drug-coated stent market and the only company approved to sell the devices in the U.S., was Growth's top detractor. During the period, the Food and Drug Administration warned American doctors about potentially dangerous side effects from use of J&J's product.


The fund's position in the financial sector also turned in positive results. The portfolio's stakes in banks, financial services companies and asset managers provided the biggest lift. Not all of the news was positive though as the fund's holdings in the property and casualty insurance industry detracted from performance.

Looking ahead, we are hopeful that improving economic conditions will support continued profit growth. Regardless of economic and market conditions, however, we will remain focused on trying to identify and own companies that appear best able to sustain their accelerating growth.


Stock holdings mentioned may or may not be a current holding in the portfolio and are not intended as recommendations to purchase or sell securities.


PARTNERS LARGECAP VALUE FUND

MARILYN FEDAK AND JOHN PHILLIPS

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      22.16%  4.90%
Advisors Select         21.99%  3.93%
J                       20.64%  2.05%
Institutional           22.86%  4.58%
Preferred               22.52%  4.42%
Select                  22.21%  4.25%

                           Morningstar       Partners LargeCap
        Russell 1000       Large Value          Value Fund,
        Value Index         Category          Advisors Select
          10                 10                 10
"2001"    9.025              9.52               9.711
"2002"    8.121              9.272              8.744
"2003"    9.979              11.245             10.667



Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

Equity markets rallied strongly in the 12 months ending October 31, 2003, as the S&P 500 rose +20.8%. Investors began to regain confidence in the outlook for economy and corporate profits in March, ending a three-year old bear market. While all sectors rose for the period, there was a wide disparity in returns. Economically-sensitive stocks performed the best in this environment, and technology stocks were among the market's top performers, up over +50%. The defensive sectors lagged; utilities, consumer growth and consumer staples underperformed. Value outperformed growth during the period, with the Russell 1000 Value Index up +22.9% versus +21.8% for its growth counterpart.


Your portfolio outperformed both its value benchmark and the broad market for the period. In response to continued signs of a recovery, technology stocks were the top performers, and as such, stock selection in the technology sector was the top contributor to returns. Our overweight positions in Nortel Networks, Corning, Sanmina, Avnet, and Solectron contributed to performance during the period. Nortel Networks rose on a succession of positive news, as it was recently awarded several contracts, including a billion-dollar deal with Orange, a French telecom company. Sanmina is getting close to fairly valued, and we may trim as other opportunities emerge. Solectron remains attractively valued due to uncertainty about its ability to restructure and return to profitability. We have confidence that its new management team will execute well, cut costs and, in the recovery, return to operating margins in line with its history. At 10.2 times our estimate of its normalized earnings, we continue to find it very attractive.


Strength also came from the consumer cyclicals, industrial resources, capital equipment and non-financial sectors. Our retailers, including Sears and Federated Department Stores, performed well. With regard to Sears, the company announced in mid-July that it was selling its credit card division to Citibank on even more favorable terms than anticipated. Not surprisingly, the stock rallied sharply on news of the deal and of Sears' plan to return some of the cash to shareholders through share repurchases. Buoyed by growing confidence in the economy and hopes for asbestos litigation reform, our paper companies outperformed, including Georgia Pacific. Auto-parts manufacturers Magna, Dana, Lear and Autoliv also did well, showing continued investor confidence in the economy.


Detracting from returns was our position in Freddie Mac, which declined after disclosing accounting issues that resulted in the overstatement of past years' earnings. We continue to view Freddie Mac as attractive. Our underweight in several stocks which outperformed, also hurt relative returns. These included Merrill Lynch, JP Morgan Chase and Caterpillar.


Finally, while our holding in Comcast detracted from performance by not rising as much as the market, we remain confident in the attractive value opportunity Comcast represents as a dominant cable provider. Comcast is the nation's dominant cable company with additional revenue opportunities as video, high-speed, and eventually, telephone services are provided to its customers.

We are taking less sector risk versus the benchmark today because there is no theme that offers enough opportunity to justify a large commitment, as the unusual diversification of the top quintiles of our dividend discount model shows. With no particular macroeconomic or industrial perils facing particular industries, the value opportunity has become quite diverse and stock specific.


As we followed our value disciplines in picking stocks, our overweight of industrial resources has become a small underweight as these stocks outperformed and we trimmed or sold our positions. Similarly, our underweight of technology has become a slight overweight as we had the opportunity to purchase once very expensive stocks at bargain prices after the collapse of the bubble. Almost all of our other active sector positions have contracted as well. Our largest overweight (consumer cyclicals) and our largest underweight (consumer growth) are both 3%. With the portfolio's sector risk declining in line with the value opportunity, the portfolio's ex-post tracking error has decreased. This is in keeping with one of our key investment principles: Risk-taking should be calibrated to the potential opportunity, so that we do not take risks not justified by the likely return. We take more risk versus the benchmark when the potential value opportunity is large- and less risk versus the benchmark when the potential is small.


With the compression of valuation spreads, many of the largest companies in America are now trading at attractive valuations. This has given us a rare opportunity to invest in these stocks. Like some of the technology, media and telecom companies we have purchased in the last two years, they are seldom value opportunities. In pharmaceuticals, for example, we have added GlaxoSmithKline and Merck to our overweight position in Pfizer this year, while selling Schering-Plough as its earnings outlook fell


Late in the third quarter, we also began purchasing Citigroup, at its benchmark weight of over 5%. Its valuations are down sharply on lower expectations for growth rates and profitability. It is now cheaper than the market on our forecast of normalized earnings, but has higher growth rates and return characteristics over the long run that make it modestly undervalued, in our view. We would buy more if its benchmark weight were not so large.


U.S. markets continued to regain strength in October, reflecting investor confidence in an improving the economy. In an environment characterized by a compression of valuations and a below average value opportunity, we remain steadfast in our belief that research-based stock selection is the key to outperformance, and we continue to identify attractive value opportunities diversified across sectors.

PARTNERS MIDCAP GROWTH FUND

CHRISTOPHER K. MCHUGH, WILLIAM C. MCVAIL AND
ROBERT E. TURNER

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      40.57%  -12.40%
Advisors Select         40.12%  -12.99%
J                       38.76%  -6.08%
Institutional           41.18%  -5.23%
Preferred               41.25%  -12.48%
Select                  40.57%  -12.69%

                            Morningstar       Partners MidCap
        Russell Midcap    Mid-Cap Growth       Growth Fund,
        Growth Index        Category 1        Advisors Select
           10                 10                 10
"2001"     7.31               7.415              6.22
"2002"     6.023              6.886              4.985
"2003"     8.391              9.012              6.985


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.


LOGO

A stock market that turned dramatically from bearish to bullish and good stock selection helped drive the performance of the Principal Investors Fund, Inc. - Partners MidCap Growth Fund in the 12-month period ended October 31, 2003. The fund gained 40.42%, outperforming the Russell Midcap Growth Index's 39.30% gain by 1.13%.


The fund capitalized on a stock market that suddenly went on a winning streak, that produced gains in eight of the twelve months of the period (including seven of the last eight months). Helping to accentuate the market's newly bullish mood was good news on a number of fronts (e.g. the Federal Reserve kept interest rates unchanged) thereby bolstering investors' hopes that the economy would continue to improve, and Wall Street analysts expected corporate earnings to increase by double-digit rates. Also, as many investors saw it, with bond yields at the lowest levels in six decades and the economy gradually improving, stocks offered relatively attractive return potential.


The key to any further gains, observers say, is a sign that corporate profits will pick up going forward. Wall Street analysts believe they will in fact pick up: Thomson First Call, for instance, reported that analysts' consensus expectations are for the earnings of the S&P 500 Index companies to rise 21% in the fourth quarter.


Historically, the growth-stock investments such as the Principal Investors Fund, Inc.-Partners MidCap Growth Fund that Turner Investment Partners manages have tended to outperform in a flat or rising stock market. That is precisely what the fund did in the past twelve months. Also, the fund was helped by growth stocks' strong relative performance versus value stocks (the Russell Midcap Growth Index outperformed its value counterpart by 5.82%).


Also enhancing the fund's performance was our adherence to our growth-investment process, which is based on the principle that earnings expectations drive stock prices over time. Since last November, companies with good earnings prospects have been rewarded with higher stock prices. In contrast, earnings prospects didn't matter much previously, in the bear market that persisted from March 2000 to September 2002; valuations were all-important then.


Because we adhered to our investment process, our stock selection was generally good, particularly in the major market sectors. Seven of our ten sector positions outperformed their corresponding Russell Midcap Growth Index sectors. Contributing the most to results were double-digit returns in the producer-durables, technology, and health-care sectors, which constituted 47% of the fund's holdings. The fund is managed in a "sector-neutral," way, i.e., its sector weightings closely resemble those of the Russell Midcap Growth Index. So it's extremely difficult for the fund to outperform if its holdings in major sectors such as technology and health care don't do well, since those sectors have a huge bearing on the total return of the market as a whole.


Our producer-durables and technology holdings made especially notable contributions to the fund's outperformance; our producer-durables positions gained 71%, versus a 35% return for the Russell Midcap Growth Index's producer-durables sector, and our tech holdings rose 89%, compared with a 77% return for the index's tech sector. Winners here included semiconductor-capital-equipment, semiconductor, software, and telecommunications-equipment stocks.


A 2% weighting in autos/transportation stocks detracted most from results, gaining 5%, versus an 38% gain for the index sector. Our holdings in railroad and trucking stocks performed relatively poorly. But in light of the relatively small weighting, the autos/ transportation position's influence on performance was modest. For example, our producer-durables position's positive impact on performance was 2.3 times greater than the negative impact of our autos/transportation position.

As always, the fund is sector-neutral and emphasizing stocks with the strongest earnings prospects in all sectors of the market. The consensus of Wall Street analysts is the companies owned by the fund are expected to increase their earnings per share by 20.9% over the next twelve months, as reported by I/B/E/S International, a financial-data company. The fund is positioned especially strongly in semiconductor, software, media, Internet-services, pharmaceutical, financial-transaction-processing, data-networking, and cyclical stocks.


PARTNERS MIDCAP VALUE FUND

ANDREW WELLINGTON

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      28.12%  6.35%
Advisors Select         27.92%  5.71%
J                       26.58%  5.52%
Institutional           28.91%  6.49%
Preferred               28.40%  6.21%
Select                  28.36%  6.11%

                            Morningstar      Partners MidCap
        Russell Midcap     Mid-Cap Value       Value Fund,
        Value Index         Category         Advisors Select
          10                 10                 10
"2001"    9.993              10.228             8.749
"2002"    9.695              8.354              8.627
"2003"    12.939             10.765             11.036


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO

For the one-year period ended October 31, 2003, the Principal Investors Fund-Partners MidCap Value Fund rose 28.65%, compared with a 33.48% gain in the Russell Midcap Value Index (RMCV).


Over this time period, small-capitalization stocks outperformed mid-caps, which outperformed large-caps. Mid-cap growth stocks experienced heftier gains versus their value counterparts. The one-year period was characterized by increasing confidence of an approaching economic recovery and a resultant increase in risk-taking, as higher beta, smaller capitalization stocks outperformed. Within the RMCV, Information Technology led all sectors with an overall return approaching 80%. Health Care, Consumer Discretionary and Industrials also displayed solid gains, above 30%. The defensive Consumer Staples sector generated the lowest return of the ten S&P sectors.


The fund's one-year return was driven by the performance of portfolio holdings within the Consumer Discretionary and Financials sectors. These holdings accounted for roughly half of the portfolio's return. Holdings within Health Care, Industrials, Energy and Information Technology also played integral roles in portfolio performance.


We continue to maintain a heavy allocation to the Health Care sector. Our optimism regarding these investments remains: We believe they are high-quality, strong-growth businesses likely to meet sales and earnings expectations with little reliance on the intensity of an economic recovery. Their stock valuations remain attractive, in our opinion, as investors continued to chase low-quality, economically-sensitive equities through much of the year. Our Health Care holdings are a diverse group, ranging from HMOs to hospitals and laboratories.


Conversely, we are substantially underweight Information Technology (IT). We have been underweight for the majority of the one-year period, and significantly underweight since May. IT, along with Telecommunication Services, comprises roughly 20% of the companies with market capitalizations greater than $1.5 billion. Yet only 2% meet our quantitative valuation screens and only one company has past all our investment screens (and it is a very small position in the portfolio). We believe these sectors exhibit excessive valuations, even allowing for the market's optimistic assumptions regarding economic and earnings recoveries. Furthermore, we are concerned that such aggressive recovery expectations can be realized. Although our underweight of the sector has hurt our performance relative to the RMCV, we believe it will benefit our portfolio going forward. We are, of course, willing to own quality IT companies should they become appropriately valued.


While our Financial holdings contributed strongly to total return, they detracted from relative performance, as they rose less than RMCV Financials. Our holdings within the Thrifts & Mortgage Finance industry performed strongly. The performance of our regional banks and insurance/reinsurance companies was mixed. We believe we own some of the best-managed regional banks, which are able to sustain returns on equity in the 20%-range across complete economic cycles, are yielding 2-3% in many cases, and have more-predictable earnings streams, more-transparent balance sheets and lower price-to-earnings ratios than capital market- and credit- sensitive Financials. Our insurance stocks, despite great fundamentals, have appreciated little in this market. Conditions in the property/casualty industry are even better than we had expected. Our companies are displaying strong earnings and premium growth, favorable pricing and great profitability. We are patiently sticking by these holdings as we wait for the market to react to their strong fundamentals.


Despite our concerns regarding the part of the market characterized by low-quality, speculative stocks with very high valuations, we are comfortable and optimistic regarding our portfolio, which we believe is comprised of high-quality, attractively valued companies. The fund's portfolio continues to exhibit very compelling characteristics; portfolio holdings have higher trailing and forward growth rates and a higher return on equity ratio than those within the RMCV, yet portfolio valuations trade at a discount to the RMCV. We believe that our portfolio should continue to deliver on its performance objectives of participating meaningfully if the markets continue to rise, but also preserving capital if the markets fall.


PARTNERS SMALLCAP BLEND FUND

RONALD P. GALA AND MARK W. SIKORSKI

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2003
Class                   Life of Fund*
Advisors Preferred        35.60%
Advisors Select           35.40%
Institutional             36.20%
Preferred                 35.90%
Select                    35.80%

                         Morningstar      Partners SmallCap
        Russell 2000     Small Blend         Blend Fund,
          Index           Category         Advisors Select
           10               10                 10
"2003"     13.97            13.464             13.54

Note:Past performance is not predictive of future  performance.  The performance of Advisors Preferred, Preferred, Select, and Institutional shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Advisors Preferred, Advisors Select, Preferred and Institutional shares was December 30, 2002.

LOGO


The year 2003 has been a welcome relief to equity investors thus far, and we believe the current U.S. small capitalization investment environment continues to provide the prospects for additional reward. As geopolitical risks have diminished with the end of major conflict in Iraq, investors increased their focus on a number of positive economic influences. A historically low interest rate environment in the U.S. continued to drive demand for mortgage refinancing, providing consumers with the opportunity to improve their personal balance sheets. Political momentum for stimulating the economy with tax relief, including preferential tax treatment of stock dividends, also provided investors reason to cheer. All major U.S. domestic equity indices this year have experienced double digit increases to date, and we believe near-term opportunities have not disappeared in spite of the recent market rise. A more confident consumer armed with better buying power can continue to buoy demand for discretionary goods, and the early signs of cyclical improvement in the demand for large capital goods will help spur new capital investment across varied industry groups. International economies are expected to enjoy the upturn in economic activity, too, and smaller U.S. companies and their investors stand to benefit. Led by managements with entrepreneurial spirit and technological ingenuity, and armed with Internet technology, these companies often find and fill market niches quickly. In such an environment, corporate profits can improve dramatically for the most dynamic companies, and our current valuation work suggest good times will continue for the stocks of small capitalization companies.


In the ten-month period ending October 31, 2003, the Principal Investors Fund-Partners SmallCap Blend Fund-Institutional Class produced a total return of 36.06% and outperformed its benchmark, the Standard & Poor's SmallCap 600 Index which provided a return of 31.44% for the same period.


The Fund seeks investment returns (consisting of capital appreciation and income), which are consistently superior to the benchmark. To pursue its goal, the Fund is managed with an approach that involves the identification of those investor preferences that are rewarded in a given market environment. To capture market themes among equities, we use a blend of fundamentally based attributes to identify good stocks. In addition, the Fund is managed with a commitment to broad diversification across economic sectors. We manage the Fund with the goal of controlling risk from sector exposures and isolating the value of our stock-picking skill.

Year-to-date, leadership within the small capitalization market, as defined by the Standard & Poor's SmallCap 600, was provided by technology and internet related stocks. The Fund's favorable performance was driven by strong stock selection within the technology and health care sectors. Within technology, holdings in semi-conductors and computer hardware companies nearly doubled in value over the course of the year. Individual holdings such Sandisk, Amkor Technology and Radisys significantly outpaced their industry peers. Within health care, the medical providers provided a strong relative returns. Individual holdings that contributed to our favorable results included Coventry Health Care and Sierra Health Services. Of the Fund's eleven sectors, only producer goods and services detracted from performance.


We expect to see a continued improvement in the economy during the remainder of 2003 and into 2004, fueled in large part by capital spending and ongoing improvements in consumer confidence. In this environment, we believe a long-term, focused investment strategy will be rewarded and that fairly valued companies with earnings growth prospects will likely benefit.


PARTNERS SMALLCAP GROWTH FUND I

BRUCE K. ARONOW

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      37.80%  -10.28%
Advisors Select         37.55%  -10.46%
J                       36.20%  -7.24%
Institutional           38.67%  -9.84%
Preferred               38.21%  -9.89%
Select                  38.04%  -10.11%

                          Morningstar       Partners SmallCap
        Russell 2000      Small Growth        Growth Fund I,
       Growth Index        Category         Advisors Select
          10                 10                10
"2001"    8.369              8.626             7.325
"2002"    6.564              9.153             5.07
"2003"    9.62               12.858            6.974


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.

LOGO


Small-cap growth stocks experienced one of their strongest runs on record during the twelve-month period ending October 31, 2003. Over this time frame, the Russell 2000 Growth index advanced +46.6%, outperforming all of the major Russell style classifications as well as the more broadly followed S&P 500, Dow Jones Industrials and NASDAQ Composite.


The upward bias in the markets was fairly pervasive throughout the past twelve months. In fact, in all but four of the past twelve months - December, January, February and September - the Russell 2000 Growth benchmark posted positive returns. The fiscal period started with a sharp move to the upside as Small Cap Growth stocks rallied nearly +10% during the month of November from a sharply oversold condition. Markets took a breather from December through February as they awaited a resolution to the conflict with Iraq. Once the outcome of the war became clear, stocks once again resumed their upward move. As second quarter results were reported, growing evidence that the economy was in fact gaining traction, added strength to the rally that was already underway.


Strength during the twelve-month period was widespread with all economic sectors turning in double-digit gains. Technology stocks were by far the period strongest performers, gaining an eye-popping +76%. Health-Care stocks performed roughly in line with the benchmark while all other sectors trailed the benchmark overall. Energy, the laggard for the period, posted a respectable +13% gain.


Driving the strong gains over most of the past year were many of the small-cap growth benchmark's smaller, more speculative names. This phenomenon can be clearly observed when segmenting the benchmark by market-cap quintiles. The smallest quintile, comprised of stocks with market caps of less than $140mm, surged over +93% versus the second smallest quintile (market caps of between $140mm and $240mm), which gained roughly +68%. The largest quintile of stocks within the Russell 2000 Growth, comprised of market-caps between $630mm and $3,300mm rose to a much more modest +37%. Underscoring the extraordinary strength witnessed across the more speculative stocks within the Russell 2000 Growth, stocks with no earnings outperformed stocks with earnings by a ratio of nearly 3:1, while stocks with prices below $10 outperformed stocks with greater than $10 prices by a ratio of nearly 2:1. Toward the end of the period under discussion, this disparity largely disappeared with stocks across all segments of the risk spectrum showing solid gains for the recently completed month of October.


The current investment advisor, Alliance Capital, assumed responsibility for management of the Principal Investors Fund-Partners SmallCap Growth Fund on April 1, 2003. For the seven-month period under the current team's direction, the fund gained +44.2% versus the Russell 2000 Growth's return of +49.0% over the same time frame. Limited exposure to many of the smaller, more speculative stocks, which proved to be the year's strongest performers, led to disappointing stock selection across most major economic sectors of the portfolio.

Stock selection was most disappointing in the Technology and Health Care sectors of the fund, as these two sectors possessed a disproportionate number of the smaller low-quality stocks that were the period's strongest performers. Only the Consumer/ Commercial Services sector of the fund delivered material outperformance. In the aggregate, sector allocations neither helped nor hurt relative returns during the seven-month period. The benefit of an underweight in the relatively poor-performing Financial Services sector was largely offset by overweights in Energy and Industrials.


While relative returns in the Technology and Health Care sectors of the fund were clearly impacted by the management Team's quality bias and focus on companies displaying favorable earnings momentum, several poor performing investments did contribute to the underperformance. Within Technology, two software investments, Verity Inc. and Serena Software, suffered fundamental setbacks as enterprise IT spending recovered at a slower pace than we had originally anticipated. Relative returns with the health-care sector were hurt by our holdings in Lifepoint Hospitals and two medical distributors, PSS World Medical and Priority Healthcare. Poor performance from each of these companies was deemed fundamental in nature and each of the positions has since been liquidated.


Strong stock selection in the Consumer/Commercial services sector of the portfolio was driven by investments in Insight Enterprises, a direct reseller of computers and related products; ScanSource, a distributor of data-capture and small-business telephony products; Strayer Education, a for-profit provider of post-secondary education; and Getty Images, a leading provider of stock photography. Other strong performers during the period included Varian Semiconductor, a maker of equipment used in the manufacture of semiconductors; Alliance Data Systems, a payment processor; Martek Biosciences, a developer of nutritional additives used in infant formula; and O2Micro International, a maker of mixed-signal semiconductors. Given strong fundamentals and favorable earnings momentum, the portfolio continues to maintain significant positions in each of these companies.


PARTNERS SMALLCAP GROWTH FUND II

PAUL A. GRAHAM, JR. AND DAVID N. WABNIK

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      36.97%  -10.21%
Advisors Select         35.51%  -10.65%
J                       35.01%  -1.76%
Institutional           37.76%  -9.82%
Preferred               37.13%  -10.01%
Select                  36.49%  -10.21%

                          Morningstar      Partners SmallCap
        Russell 2000      Small Growth      Growth Fund II,
       Growth Index        Category         Advisors Select
          10                 10                10
"2001"    8.369              8.626             6.681
"2002"    6.564              9.153             6.06
"2003"    9.62               12.858            8.212


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was December 6, 2000.


LOGO

The U.S. equity markets remained volatile over the 12-month period ended October 31, 2003, alternately rising and falling and then rising again over the four quarters that made up the Fund's reporting period. As the fiscal year began, a weak economy, anemic corporate profits, accounting issues and unrest in the Middle East led investors to shun stocks in favor of the perceived security of the bond market. However, after falling to a five-year low in early October 2002, stocks staged a surprising fall rally, with investors being drawn to certain downtrodden sectors that were viewed as having compelling valuations.


Geopolitical issues came to the fore as the year 2003 began, as anticipation of the war in Iraq, saber rattling in North Korea and renewed concerns about terrorism preoccupied the country. Investor aversion to risk resurfaced, and the majority of the sectors covered in the Index fell during the first quarter. Nonetheless, the 12-month period ended on a strongly positive note, as the end to major fighting in Iraq eliminated one of the issues weighing most heavily on the market. Investors grew increasingly optimistic about the potential for an economic revival and subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank. As a result, equity investors drove stocks to steep gains during the final half of the fiscal year. The gains were broad-based, and many of the best-performing sectors were the prior years' weakest-performing areas: the Information Technology, Telecommunication, and Health Care sectors.


In the fiscal year ended October 31, 2003, the Principal Investors Fund-Principal Partners Small Cap Growth Fund II underperformed its benchmark, with a 37.8% gain vs. a 46.6% surge for the Russell 2000 Growth Index. For the fiscal year, the Fund's biggest detractors were poor stock selection in the Information Technology and Health Care areas, combined with the drag of small cash balances in a sharply rising market environment. On the positive side, stock selection was solid in the Industrials and Consumer sectors. Although our more conservative investment approach generally fares well over the course of a market cycle, it tends to lag somewhat during short upward spurts that favor more speculative stocks, especially low-priced equities that are losing money. This was exactly the market environment that existed throughout a good part of the past fiscal year.


At the end of October, the Fund was slightly overweighted in the Consumer Staples, Energy, Healthcare, and Financial sectors, while it was modestly underweighted in Industrials, Materials, and Telecommunications stocks. Although we will over- and under-weight sectors, we remain committed to a diversified investment approach that identifies attractive growth opportunities in every sector.


Over the course of a market cycle, we believe stock price movements tend to be governed by earnings growth and relative valuations. On both of these measures, we believe small-cap stocks continue to stack up well relative to their larger counterparts. In terms of profits, small-caps have been growing earnings faster than large-caps for most of the last three years. While small-cap relative valuations are no longer at their record lows of the late 1990s, we believe they are still very reasonably priced relative to their long-term historical averages. Assuming the economy continues to pick up steam, we believe that small-cap stocks will retain a favorable environment in which to maintain an outperformance cycle that dates back to the spring of 1999. We continue to remain focused on identifying high-quality small cap growth companies that have strong competitive positions and a demonstrated ability to generate above-average sustained earnings growth. Over time, we believe this strategy should reward patient investors.


Portfolios are actively managed and their compositions differ over time. The views expressed are those of UBS Global Asset Management (its asset management firms and individual portfolio managers) as of October 31, 2003. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment or any UBS advisory account or mutual fund. For complete information about a mutual fund, including risks, charges, and expenses, investors should read the prospectus carefully before investing.

PARTNERS SMALLCAP VALUE FUND

COLEMAN M. BRANDT AND WILLIAM G. CHARCALIS

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      38.18%  11.33%
Advisors Select         37.76%  11.08%
J                       36.53%  10.92%
Institutional           38.87%  11.93%
Preferred               38.71%  11.71%
Select                  38.37%  11.52%

                         Morningstar      Partners SmallCap
        Russell 2000     Small Value         Value Fund,
       Value Index       Category          Advisors Select
          10               10                 10
"2001"    9.134            9.996              9.95
"2002"    8.903            8.258              9.608
"2003"    12.49            11.362             13.236


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The Advisors Preferred, Advisors Select, Institutional, J, Preferred and Select Classes inception was March 1, 2001.

LOGO

Ark's Small Cap Value philosophy reflects the belief that superior returns can be achieved within a universe of small capitalization stocks by combining a systematic quantitative approach with traditional fundamental analysis. Our intent is to provide incremental returns from individual security selection. The portfolio's benchmark is the Russell 2000/(R)/ Value Index and the peer group is the Morningstar Small Value category.


For the fiscal year ending October 31, 2003, the Principal Investors Fund-Partners Small Cap Value Fund gained 37.76% underperforming its benchmark, the Russell 2000/(R)/ Value Index (+40.29%). During the fiscal year, there were two distinct periods for the U.S. equity market. From November 2002 through February 2003, the markets generally reflected uncertainty over conflicting economic reports as well as the considerable geo-political uncertainties regarding the nuclear situation with North Korea and the threat of and subsequent war with Iraq. Although the equity market indices generally declined during this period, your portfolio outperformed its benchmark (-2.9%) and posted a gain of 1.4%. In April and May, the market surged ahead as the many uncertainties associated with the war lessened and economic data turned more positive. During this period and since then, the more speculative, lower priced, higher beta issues have produced the highest returns. Given the more conservative nature of Ark's Small Cap Value investment approach, the portfolio was not heavily weighted in such issues and, not surprisingly, underperformed during this period. Overall, for the fiscal year ending October 31, as previously stated, your portfolio's return modestly underperformed its benchmark.


Ark's Small Cap Value strategy is a highly disciplined and structured approach to investing in small capitalization issues. With regard to sector allocation, the investment process provides that the portfolio sector weights will always be controlled to within +/-5 percentage points of the Russell 2000/(R)/ sector weights. The portfolio's stock selection relative to the Russell 2000/(R)/ Value Index benefited results in most sectors, particularly Materials & Processing and Energy. Stock selection in the Health Care and Technology sectors detracted from otherwise strong results. Again, the market's bias towards lower priced, higher beta issues during the last eight months was the primary reason for the comparative underperformance in these sectors.


We continue to find opportunities to invest in reasonably priced companies with attractive earnings growth.

PARTNERS SMALLCAP VALUE FUND I

CHRISTOPHER T. BLUM AND DARREN RABENOU

GROWTH OF $10,000

        Cumulative Returns
        as of October 31, 2003
Class                   Life of Fund*
Advisors Preferred        39.20%
Advisors Select           38.90%
Institutional             39.90%
Preferred                 39.50%
Select                    39.40%


                          Morningstar       Partners SmallCap
        Russell 2000      Small Value         Value Fund I,
        Value Index        Category          Advisors Select
A          10                10                  10
"2003"    13.61             13.295              13.89

Note:Past performance is not predictive of future  performance.  The performance of Advisors Preferred, Preferred, Select, and Institutional shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Advisors Preferred, Advisors Select, Preferred and Institutional shares was December 30, 2002.

LOGO


The Principal Investors Fund-Partners Small Cap Value Fund I returned 38.9% since its inception on January 1, 2003 through October 31, 2003, while the Russell 2000 Value Index returned 35.7%.


During this year, one of the more positive influences on our performance was low interest rates and their positive impact on bank earnings, mortgage refinancings, and other aspects of the economy and equity markets. Small caps tend to do well when the economy begins to recover. Year-to-date, this has been the case, with the Russell 2000 benchmark returning 39.4%, outpacing the S&P 500, which returned 21.2%.


The portfolio outperformed the Index due to stock selection. Focusing on stock selection, it is sector neutral, meaning that the portfolio management team does not seek to over/underweight a sector by more than one percent relative to the benchmark. We see little contribution, either positive or negative, from sector weightings.


The portfolio gained from Flagstar Bancorp's stock price appreciation, which advanced greatly since it reported solid first quarter of 2003 earnings in April. The company benefited from the mortgage refinancing boom and closed over $48.6 billion in residential mortgage loans for the nine months ended September 2003. In a similar vein, the portfolio benefited from holding New Century Financial, a mortgage originator that focuses primarily on the sub-prime mortgage segment. It benefited from very low long-term interest rates and strong demand from banks for mortgage-backed securities, which led to record mortgage originations for the company and rapid accretion to its book value.


Valmont was one of the main detractors from performance for the portfolio during the trailing 12 months ended October 31, 2003. Its stock price declined close to 20%, reflecting disappointing results over the last few quarters. Valmont lagged the rally in the industrial cyclical sector, as it experienced neither earnings growth nor multiple expansions. We have retained our position as we continue to believe in the capability of management. Another detractor was CTMI, a manufacturer of Positron Emission Tomography (PET) imaging equipment and related products, whose stock was hurt by price competition with GE. We reduced exposure to this company, but continue to believe it has a better product than GE. Cash did not significantly affect the portfolio's performance, as we maintained full exposure to the market by equitizing our cash exposure with futures.


Although economic data softened slightly late in the third quarter, we expect sustained growth through the end of the year and into 2004. With business costs cut close to the bone, and the economy improving, we expect profit gains to remain strong, encouraging companies to step up capital spending and begin hiring at least a few more workers. As long as oil prices and interest rates remain in check, the economy and corporate profit picture should be attractive for equity investors. This said, we would note that nothing goes up in a straight line, so volatility may be high. However, we look forward to further outperformance by stocks, relative to bonds, for the remainder of 2003 and 2004. With this in mind, we are holding stocks that will benefit from a recovery, but are not yet priced to reflect one. Examples of this include Unova and Crown Cork Holdings, which in our analysis are both undervalued cyclical companies whose underlying businesses should gain tremendous operating leverage in an improving economy.


By focusing on controlling risks, as well as returns, we feel your portfolio should offer consistent excess returns relative to the benchmark. With an investment strategy that places little emphasis on sector, size, style, or theme, your portfolio will give you exposure to the small-cap value asset class, producing returns based upon stock selection. Finally, the portfolio is structured to ensure that the costs of trading remain low, helping to avoid the performance drag of the high costs that are often associated with trading small-capitalization stocks.

PREFERRED SECURITIES FUND

L. PHILLIP JACOBY AND BERNARD SUSSMAN

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class           1 Year  Life of Fund*
Institutional   9.84%   8.57%

        Lehman Brothers        Morningstar
        Aggregate Bond      Intermediate-Term   Preferred Securities Fund -
           Index             Bond Category        Institutional Class
            10                  10                     10
"2002"      10.59               10.392                 10.3
"2003"      11.11               11.025                 11.314

Note:Past performance is not predictive of future performance. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*    The Institutional Class inception was May 1, 2002.

LOGO

For the fiscal year from November 1, 2002 through October 31, 2003, the Principal Investors Fund-Preferred Securities Fund returned 9.84%, compared with the 4.91% return of the Lehman Aggregate Index. This strong outperformance occurred on both an income and capital basis, as the returns for the two primary investment vehicles in the fund, hybrid preferreds and capital securities, were greater than those found in most other sectors of the fixed income markets. Strong technical (supply vs. demand) conditions existed throughout this period due to the fact that new issuance in the hybrid preferred securities market was only slightly greater than call redemptions -- the size of the market grew from $200 to $209 billion. At the same time a string of preferred securities oriented closed end funds mainly sponsored by Nuveen and John Hancock provided a consistent source of buying activity.


Similar to last year, perceptions of the economy swung from pessimistic to optimistic. The period began with uncertainty regarding the prospects of war with Iraq and the consequences the military buildup would have on both government and consumer spending. In an effort to boost the economy, the Federal Reserve (Fed) cut the fed funds rate 50 basis points (bp) in early November 2002 and followed with another 25 bp cut in mid-June 2003. This brought the rate down to 1.00%, where it remained through the end of October. Interest rates followed suit and trended lower during the first half of 2003, which sparked massive residential mortgage refinancing and gave the consumer more ammunition to support the economy through discretionary spending.


After bottoming in October 2002 and March 2003, U.S. equities staged a steady recovery rally as investors observed a rapidly improving level of economic activity. The news of substantial economic life caused the bond markets to reverse sentiment and sent interest rates steadily higher through the end of August. They have since settled into a trading range for the remainder of the period as expectations of the Fed increasing interest rates have been pushed out to the second quarter of 2004 at the earliest. The yield on the 10-year Treasury bond ended October at 4.30%, about 40 basis points (bp) higher than a year earlier.


The portfolio continues to emphasize a rigorous credit approach in identifying superior investment alternatives to traditional fixed income securities. We place primary emphasis on investment grade preferred securities offering superior risk-adjusted yield premiums. The portfolio may also opportunistically invest in common stocks, debt securities and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

PRINCIPAL LIFETIME 2010 FUND

DIRK LASCHANZKY AND DOUGLAS RAMSEY

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      14.39%  2.98%
Advisors Select         14.20%  2.81%
J                       12.92%  2.84%
Institutional           15.00%  3.57%
Preferred               14.73%  3.30%
Select                  14.60%  3.17%

        40% S&P 500/60%                                       Morningstar
        Lehman Brothers    Standard &      Lehman Brothers    Conservative        Principal
        Aggregate Bond     Poor's 500      Aggregate Bond      Allocation    LifeTime 2010 Fund,
           Index          Stock Index          Index           Category        Advisors Select
           10               10                 10                10                10
"2001"     9.893            8.612              10.794            9.843             9.82
"2002"     9.649            7.311              11.43             9.57              9.429
"2003"     10.74            8.832              11.991            10.576            10.768


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was June 15, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was March 1, 2001.

LOGO

The Principal Investors Fund - Principal LifeTime 2010 Fund outperformed the 40% S&P 500/60% Lehman Aggregate Index for the year due to the overweighted equity position and security specific outperformance. For the one-year period ended October 31, 2003, the fund returned 14.20% compared to 11.31% for the index. Individual security selection was generally positive throughout the period. The overweighted position in equities throughout the year was a negative early on, but added value later. The fund's equity security selection contributed to outperformance. International exposure for the fund was positive for overall performance. The fixed income portion of the account added value due to security specific outperformance.


The equity markets moved down during the early part of the year, but rebounded in the most recent period. Continued progress on corporate earnings and improved profits has supported higher equity prices. The improved economy has been positive for both companies and consumers. The rising equity markets have improved investor confidence and strengthened corporate spending.


The fixed income markets benefited from lower yields, as the Federal Reserve
(Fed) maintained a stimulative policy to reduce the rate on short-term investments. The difference in corporate bond yields relative to Treasuries tended to narrow during the year, as business fundamentals improved. Yields have begun to rebound from the very low rates of the early summer, but are still at low overall levels.


The completion of major hostilities in Iraq and a more favorable economic environment with low inflation expectations has been supportive of improved financial markets. Consumer and investor confidence is improving, as their financial assets show positive growth. Corporations have improved productivity and are operating more efficiently with improved financial results and stronger balance sheets. The low interest rate environment continues to put pressures on corporate pension liabilities, but improved financial markets are boosting the assets in these accounts.


The fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed income securities. The fund is maintaining an overweighted position in stocks vs. bonds, as improved fundamentals support the higher equity prices.

PRINCIPAL LIFETIME 2020 FUND

DIRK LASCHANZKY AND DOUGLAS RAMSEY

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      16.52%  2.57%
Advisors Select         16.22%  2.36%
J                       15.09%  2.49%
Institutional           17.14%  3.12%
Preferred               16.73%  2.85%
Select                  16.73%  2.76%

        50% S&P 500/50%     Standard &                         Morningstar
        Lehman Brothers     Poor's 500     Lehman Brothers      Moderate         Principal
        Aggregate Bond        Stock        Aggregate Bond      Allocation    LifeTime 2020 Fund,
           Index             Index             Index           Category        Advisors Select
           10                10                10                10                10
"2001"     9.674             8.612             10.794            9.314             9.68
"2002"     9.232             7.311             11.43             8.552             9.157
"2003"     10.424            8.832             11.991            9.909             10.642


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was June 15, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was March 1, 2001.

LOGO

The Principal Investors Fund - Principal LifeTime 2020 Fund outperformed the 50% S&P 500/50% Lehman Aggregate Index for the year due to the overweighted equity position and security specific outperformance. For the one-year period ended October 31, 2003, the fund returned 16.22% compared to 12.91% for the index. Individual security selection was generally positive throughout the period. The overweighted position in equities throughout the year was a negative early on, but added value later. The fund's equity security selection contributed to outperformance. International exposure for the fund was positive for overall performance. The fixed income portion of the account added value due to security specific outperformance.


The equity markets moved down during the early part of the year, but rebounded in the most recent period. Continued progress on corporate earnings and improved profits has supported higher equity prices. The improved economy has been positive for both companies and consumers. The rising equity markets have improved investor confidence and strengthened corporate spending.


The fixed income markets benefited from lower yields, as the Federal Reserve
(Fed) maintained a stimulative policy to reduce the rate on short-term investments. The difference in corporate bond yields relative to Treasuries tended to narrow during the year, as business fundamentals improved. Yields have begun to rebound from the very low rates of the early summer, but are still at low overall levels.


The completion of major hostilities in Iraq and a more favorable economic environment with low inflation expectations has been supportive of improved financial markets. Consumer and investor confidence is improving, as their financial assets show positive growth. Corporations have improved productivity and are operating more efficiently with improved financial results and stronger balance sheets. The low interest rate environment continues to put pressures on corporate pension liabilities, but improved financial markets are boosting the assets in these accounts.


The fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed income securities. The fund is maintaining an overweighted position in stocks vs. bonds, as improved fundamentals support the higher equity prices.

PRINCIPAL LIFETIME 2030 FUND

DIRK LASCHANZKY AND DOUGLAS RAMSEY

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      17.61%  1.37%
Advisors Select         17.20%  1.13%
J                       15.91%  1.13%
Institutional           18.16%  1.89%
Preferred               17.81%  1.60%
Select **               19.77%  2.18%

        60% S&P 500/40%                                         Morningstar
        Lehman Brothers     Standard &      Lehman Brothers      Moderate           Principal
        Aggregate Bond      Poor's 500      Aggregate Bond      Allocation      LifeTime 2030 Fund,
           Index           Stock Index         Index            Category         Advisors Select
           10                10                 10                10                10
"2001"     9.458             8.612              10.794            9.314             9.48
"2002"     8.826             7.311              11.43             8.552             8.792
"2003"     10.106            8.832              11.991            9.909             10.304


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was June 15, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was March 1, 2001.
** During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.


LOGO

The Principal Investors Fund - Principal LifeTime 2030 Fund outperformed the 60% S&P 500/40% Lehman Aggregate Index for the year due to the overweighted equity position and security specific outperformance. For the one-year period ended October 31, 2003, the fund returned 17.20% compared to 14.50% for the index. Individual security selection was generally positive throughout the period. The overweighted position in equities throughout the year was a negative early on, but added value later. The fund's equity security selection contributed to outperformance. International exposure for the fund was positive for overall performance. The fixed income portion of the account added value due to security specific outperformance.


The equity markets moved down during the early part of the year, but rebounded in the most recent period. Continued progress on corporate earnings and improved profits has supported higher equity prices. The improved economy has been positive for both companies and consumers. The rising equity markets have improved investor confidence and strengthened corporate spending.


The fixed income markets benefited from lower yields, as the Federal Reserve
(Fed) maintained a stimulative policy to reduce the rate on short-term investments. The difference in corporate bond yields relative to Treasuries tended to narrow during the year, as business fundamentals improved. Yields have begun to rebound from the very low rates of the early summer, but are still at low overall levels.


The completion of major hostilities in Iraq and a more favorable economic environment with low inflation expectations has been supportive of improved financial markets. Consumer and investor confidence is improving, as their financial assets show positive growth. Corporations have improved productivity and are operating more efficiently with improved financial results and stronger balance sheets. The low interest rate environment continues to put pressures on corporate pension liabilities, but improved financial markets are boosting the assets in these accounts.


The fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed income securities. The fund is maintaining an overweighted position in stocks vs. bonds, as improved fundamentals support the higher equity prices.

PRINCIPAL LIFETIME 2040 FUND

DIRK LASCHANZKY AND DOUGLAS RAMSEY

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      18.33%  1.19%
Advisors Select         18.25%  1.06%
J                       16.26%  0.94%
Institutional           19.06%  1.77%
Preferred               18.76%  1.54%
Select                  18.66%  1.37%


        70% S&P 500/30%                                          Morningstar
        Lehman Brothers     Standard &       Lehman Brothers       Moderate         Principal
        Aggregate Bond      Poor's 500       Aggregate Bond      Allocation     LifeTime 2040 Fund,
           Index           Stock Index          Index            Category         Advisors Select
           10                10                 10                 10                10
"2001"     9.245             8.612              10.794             9.314             9.53
"2002"     8.432             7.311              11.43              8.552             8.697
"2003"     9.788             8.832              11.991             9.909             10.284


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was June 15, 2001. The Advisors Preferred, Advisors Select, institutional, Preferred and Select Classes inception was March 1, 2001.


LOGO

The Principal Investors Fund - Principal LifeTime 2040 Fund outperformed the 70% S&P 500/30% Lehman Aggregate Index for the year due to the overweight equity position and security specific outperformance. For the one-year period ended October 31, 2003, the fund returned 18.25% compared to 16.08% for the Index. Individual security selection was generally positive throughout the period. The overweighted position in equities throughout the year was a negative early on, but added value later. The fund's equity security selection contributed to outperformance. International exposure for the fund was positive for overall performance. The fixed income portion of the account added value due to security specific outperformance.


The equity markets moved down during the early part of the year, but rebounded in the most recent period. Continued progress on corporate earnings and improved profits has supported higher equity prices. The improved economy has been a positive for both companies and consumers. The rising equity markets have improved investor confidence and strengthened corporate spending.


The fixed income markets benefited from lower yields, as the Federal Reserve
(Fed) maintained a stimulative policy to reduce the rate on short-term investments. The difference in corporate bond yields relative to Treasuries tended to narrow during the year, as business fundamentals improved. Yields have begun to rebound from the very low rates of the early summer, but are still at low overall levels.


The completion of major hostilities in Iraq and a more favorable economic environment with low inflation expectations has been supportive of improved financial markets. Consumer and investor confidence is improving, as their financial assets show positive growth. Corporations have improved productivity and are operating more efficiently with improved financial results and stronger balance sheets. The low interest rate environment continues to put pressures on corporate pension liabilities, but improved financial markets are boosting the assets in these accounts.


The fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed income securities. The fund is maintaining an overweighted position in stocks vs. bonds, as improved fundamentals support the higher equity prices.

PRINCIPAL LIFETIME 2050 FUND

DIRK LASCHANZKY AND DOUGLAS RAMSEY

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      19.75%  -0.68%
Advisors Select         19.55%  -0.86%
J                       17.67%  -1.07%
Institutional           20.54%  -0.18%
Preferred               20.22%  -0.38%
Select                  20.10%  -0.50%


        80% S&P 500/20%
        Lehman Brothers      Standard &      Lehman Brothers     Morningstar         Principal
        Aggregate Bond       Poor's 500      Aggregate Bond      Large Blend     LifeTime 2050 Fund,
           Index            Stock Index          Index            Category         Advisors Select
           10                10                  10                10                 10
"2001"     9.034             8.612               10.794            8.521              9.19
"2002"     8.049             7.311               11.43             8.728              8.175
"2003"     9.47              8.832               11.991            10.421             9.773


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was June 15, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was March 1, 2001.

LOGO

The Principal Investors Fund - Principal LifeTime 2050 Fund outperformed the 80% S&P 500/20% Lehman Aggregate Index for the year due to the overweighted equity position and security specific outperformance. For the one-year period ended October 31, 2003, the fund returned 19.55% compared to 17.66% for the index. Individual security selection was generally positive throughout the period. The overweighted position in equities throughout the year was a negative early on, but added value later. The fund's equity security selection contributed to outperformance. International exposure for the fund was positive for overall performance. The fixed income portion of the account added value due to security specific outperformance.


The equity markets moved down during the early part of the year, but rebounded in the most recent period. Continued progress on corporate earnings and improved profits has supported higher equity prices. The improved economy has been positive for both companies and consumers. The rising equity markets have improved investor confidence and strengthened corporate spending.


The fixed income markets benefited from lower yields, as the Federal Reserve
(Fed) maintained a stimulative policy to reduce the rate on short-term investments. The difference in corporate bond yields relative to Treasuries tended to narrow during the year, as business fundamentals improved. Yields have begun to rebound from the very low rates of the early summer, but are still at low overall levels.


The completion of major hostilities in Iraq and a more favorable economic environment with low inflation expectations has been supportive of improved financial markets. Consumer and investor confidence is improving, as their financial assets show positive growth. Corporations have improved productivity and are operating more efficiently with improved financial results and stronger balance sheets. The low interest rate environment continues to put pressures on corporate pension liabilities, but improved financial markets are boosting the assets in these accounts.


The fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed income securities. The fund is maintaining an overweighted position in stocks vs. bonds, as improved fundamentals support the higher equity prices.

PRINCIPAL LIFETIME STRATEGIC INCOME FUND

DIRK LASCHANZKY AND DOUGLAS RAMSEY

GROWTH OF $10,000

       Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      11.81%  3.48%
Advisors Select         11.63%  3.30%
J                       10.15%  3.19%
Institutional           12.41%  4.06%
Preferred               12.25%  3.82%
Select                  12.02%  3.66%


        20% S&P 500/80%                                           Morningstar         Principal
        Lehman Brothers     Standard &       Lehman Brothers      Conservative    LifeTime Strategic
        Aggregate Bond      Poor's 500       Aggregate Bond       Allocation         Income Fund,
           Index           Stock Index          Index             Category         Advisors Select
           10                10                 10                 10                 10
"2001"     10.338            8.612              10.794             9.843              9.98
"2002"     10.517            7.311              11.43              9.57               9.769
"2003"     11.37             8.832              11.991             10.576             10.905


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Class J shares was June 15, 2001. The Advisors Preferred, Advisors Select, Institutional, Preferred and Select Classes inception was March 1, 2001.

LOGO

The Principal Investors Fund - Principal LifeTime Strategic Income Fund outperformed the 30% S&P 500/70% Lehman Aggregate Index for the year due to the overweighted equity position and security specific outperformance. For the one-year period ended October 31, 2003, the fund returned 11.63% compared to 9.71% for the index. Individual security selection was generally positive throughout the period. The overweighted position in equities throughout the year was a negative early on, but added value later. The fund's equity security selection contributed to outperformance. International exposure for the fund was positive for overall performance. The fixed income portion of the account added value due to security specific outperformance.


The equity markets moved down during the early part of the year, but rebounded in the most recent period. Continued progress on corporate earnings and improved profits has supported higher equity prices. The improved economy has been positive for both companies and consumers. The rising equity markets have improved investor confidence and strengthened corporate spending.


The fixed income markets benefited from lower yields as the Federal Reserve
(Fed) maintained a stimulative policy to reduce the rate on short-term investments. The difference in corporate bond yields relative to Treasuries tended to narrow during the year as business fundamentals improved. Yields have begun to rebound from the very low rates of the early summer, but are still at low overall levels.


The completion of major hostilities in Iraq and a more favorable economic environment with low inflation expectations has been supportive of improved financial markets. Consumer and investor confidence is improving as their financial assets show positive growth. Corporations have improved productivity and are operating more efficiently with improved financial results and stronger balance sheets. The low interest rate environment continues to put pressures on corporate pension liabilities, but improved financial markets are boosting the assets in these accounts.


The fund continues to maintain a diversified position with investments in domestic equities, foreign equities and domestic fixed income securities. The fund is maintaining an overweighted position in stocks vs. bonds as improved fundamentals support the higher equity prices.

REAL ESTATE FUND

KELLY D. RUSH

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      33.61%  15.71%
Advisors Select         33.38%  15.24%
J                       31.98%  16.44%
Institutional           34.31%  17.69%
Preferred               34.12%  15.77%
Select                  33.74%  15.64%

                              Morningstar
                              Specialty-
        Morgan Stanley        Real Estate      Real Estate Fund,
         REIT Index           Category          Advisors Select
           10                   10                  10
"2001"     11.13                10.758              10.039
"2002"     11.875               8.76                10.938
"2003"     15.905               11.746              14.589

Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

Real estate stocks provided extraordinary returns for the 12-month period ending October 31, 2003. The Morgan Stanley REIT Index gained an impressive 33.9%, while the fund gained 33.4%. These gains outstripped the broader market as the S&P 500 Index and the Wilshire 5000 Index registered returns of 20.8% and 24.5%, respectively.


The strong stock performance of companies that owned commercial real estate was ironic given the weak U.S. real estate conditions that persisted over the past 12 months. Commercial real estate fundamentals eroded in a weak economy where leases were expiring and there was not enough new demand from tenants to fill all of the vacated space.


Three factors worked in favor of real estate stocks. First, stocks offering a meaningful level of income were popular as investors showed a strong demand for income. Despite the weak real estate conditions, dividend safety, as a general rule, was not a concern either. Secondly, small-cap stocks, which include real estate stocks, rallied in expectation of economic recovery. By way of comparison, the Russell 2000 Small-Cap Index provided a gain of 43.4% over the same time period. Finally, investors took note of the fact that the valuation levels of real estate owners at the start of the most recently completed fiscal year were inexpensive by historic standards.


Segregating real estate stocks by the type of property owned reveals strong absolute performance across all property sectors. Hotel owners provided the lowest return relative to other property types, but the group still gained on average an impressive 20.0%. Retail property owners delivered the best returns among the property types with an average total return of 45.0%.


Index relative performance was hindered by poor decisions relating to the owners of health care facilities and industrial warehouse properties. The stock prices of health care property owners were weak in the first six months of the year only to recover in the second half. As we shifted the fund's exposure level to health care owners throughout the year, our timing in making these shifts was disappointing. Industrial represented another type of problem, as the fund was consistently overweighted in this property type throughout the year. We were attracted by the prospect of improved warehouse conditions as we anticipated companies would need to replenish inventories. This judgment proved wrong as an industrial warehouse recovery failed to materialize and industrial warehouse stocks underperformed.


Relative fund performance benefited most from an overweighting in retail property owners. Continued growth in consumer spending buoyed retailer demand for space, causing retail to be one of the few sectors to enjoy strong fundamental conditions. These favorable conditions, combined with the attractive valuation levels of retail property owner stocks, attracted us to the group. The best performing stocks owned by the fund were retail stocks. These included regional mall owners General Growth, CBL & Associates and Mills Corporation along with factory outlet owner Chelsea Property Group.


A year ago at this time most experts had modest expectations in estimating the returns of real estate stocks. Looking back now we can understand why these modest expectations proved wrong. Predicting future returns is always a murky job and the next 12 months will be no different. This uncertainty and the extraordinary recent returns of real estate stocks only serves to remind us why investment strategies based on diversification typically produce superior results compared to ones based on timing.

SMALLCAP BLEND FUND

MUSTAFA SAGUN

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      36.70%  8.57%
Advisors Select         36.53%  8.43%
J                       35.28%  8.47%
Institutional           37.60%  9.49%
Preferred               37.17%  8.92%
Select                  37.05%  8.65%

                          Morningstar
        Russell 2000      Small Blend     SmallCap Blend Fund,
          Index           Category          Advisors Select
          10               10                  10
"2001"    9.729            10.399              9.486
"2002"    8.604            9.472               8.743
"2003"    12.334           13.056              11.937


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund-Small Cap Blend Fund's performance for the fiscal year ended October 31, 2003 was 36.53% while the Russell 2000 Index returned 43.35%. The fund's underperformance relative to the index was primarily due to stock selection in the health care, information technology, and financial sectors. However, stock selection from within the industrials, consumer discretionary, and energy sectors helped to temper the underperformance.


The fund seeks to identify stocks with improving business fundamentals that trade at a discount to their potential valuation and with market confirmation of these improvements. We utilize time-tested, systematic stock selection strategies to identify small-cap stocks with these characteristics. Then, we construct a risk-controlled portfolio with these stocks to maximize the return potential of the fund.


The fund's stock selection strategy will remain focused on identifying stocks within the small-cap universe.

SMALLCAP GROWTH FUND

PAUL DOW AND MARK MCGREW

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      51.49%  -5.45%
Advisors Select         51.09%  -5.57%
J                       49.62%  -5.96%
Institutional           52.34%  -5.06%
Preferred               51.98%  -5.23%
Select                  51.58%  -5.31%

                          Morningstar
        Russell 2000     Small Growth    SmallCap Growth Fund,
       Growth Index       Category          Advisors Select
          10               10                  10
"2001"    8.369            8.626               8.438
"2002"    6.564            9.153               5.848
"2003"    9.62             12.858              8.836


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.


LOGO

For the year ending October 31, 2003, the Principal Investors Fund Small Cap Growth Fund returned 51.09%, compared with a 46.55% return posted by the Russell 2000 Growth Index. Outperformance vs. the index was primarily a result of superior stock selection in the industrial, financial and technology sectors.


The equity markets moved sharply higher as evidence of an economic recovery began to unfold. Investors began to move back to companies that had experienced several years of slowing profit and sales growth, resulting in significant price movement in economically sensitive and higher growth sectors such as technology and industrials. Also occurring during the year was resurgence in companies classified as "lower quality." Those companies with inferior balance sheets and less-than-stellar track records were preferred by investors for their potential turnaround capability and significantly outperformed their more established counterparts. Early in the calendar year, the fund maintained its holdings of many of these types of companies, several of which dropped significantly in 2002. The dramatic turnaround in these previously out-of-favor holdings in industries such as computer hardware and software, telecom equipment and airlines boosted performance early in the year. As the year progressed, gains in these shares were realized as we determined there were opportunities to put proceeds back to work in higher quality companies deemed more attractive by our investment process.


The portfolio outperformed both the index and the peer group during the 12 months ended October 31, 2003. During that period, the sectors providing the largest positive contribution were industrials, with good stock selection in airlines and commercial services companies; financials, with regional banks and thrift and mortgage companies boosting results; and technology, with strong performance in several computer storage and internet software companies.


Since the portfolio is managed in a sector-neutral environment, the focus is on stock selection to drive excess returns. The investment process seeks to identify reasonably priced companies that are exhibiting positive fundamental change and rising investor expectations. For the year ended October 31, 2003, this process continued to be successful in producing excess returns in most of the economic sectors in the portfolio. Going forward, we believe attractive investment opportunities will continue to be uncovered by our approach and as such, anticipate no changes to the current process. We will rely on the above factors, in combination with our analyst team's insights, to drive portfolio composition in the coming quarter.

SMALLCAP S&P 600 INDEX FUND

DIRK LASCHANZKY

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      32.41%  7.98%
Advisors Select         32.54%  7.86%
J                       30.47%  6.31%
Institutional           33.04%  7.38%
Preferred               32.80%  8.28%
Select                  32.67%  8.16%

        Standard &
         Poor's           Morningstar       SmallCap S&P
       SmallCap 600       Small Blend      600 Index Fund,
         Index            Category         Advisors Select
          10               10                 10
"2001"    10.441           10.399             9.249
"2002"    10.046           9.472              8.79
"2003"    13.421           13.056             11.65


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

The Principal Investors Fund-SmallCap S&P 600 Stock Index Fund underperformed the S&P 600 Index for the year primarily due to the fund's fees. For the one-year period ended October 31, 2003, the fund returned 32.54% compared to 33.60% for the index. The fund seeks investment performance that corresponds to the results for the S&P 600 Index. Within the fund, the percentage exposure to the companies is closely aligned to the stocks within the index.


The equity markets moved down during the early part of the year, but rebounded in the most recent period. Continued progress on corporate earnings and improved profits has supported higher equity prices. The improved economy has been positive for both companies and consumers. The rising equity markets have improved investor confidence and strengthened corporate spending.


The unemployment rate still remains high for this stage of a typical economic recovery, but signs point to improvements as companies expand and add to their payrolls. Strong advances in gross domestic product (GDP) support the view that the economy is well along the way to recovery with improved corporate fundamentals and better earning potential.


The completion of major hostilities in Iraq and a more favorable economic environment with low inflation expectations has been supportive of improved financial markets. Consumer and investor confidence is improving as their financial assets show positive growth. Corporations have improved productivity and are operating more efficiently with improved financial results and stronger balance sheets. The low interest rate environment continues to put pressures on corporate pension liabilities, but improved financial markets are boosting the assets in these accounts.


The fund continues to maintain exposures near the index with a goal to replicate index performance. The fund maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.

SMALLCAP VALUE FUND

THOMAS MORABITO

GROWTH OF $10,000

        Average Annual Total Returns
        as of October 31, 2003
Class                   1 Year  Life of Fund*
Advisors Preferred      40.02%  15.71%
Advisors Select         39.72%  15.52%
J                       38.44%  14.35%
Institutional           40.94%  15.45%
Preferred               40.56%  16.06%
Select                  40.34%  15.91%

                           Morningstar
        Russell 2000       Small Value      SmallCap Value Fund,
        Value Index         Category          Advisors Select
          10                  10                 10
"2001"    11.101              11.355             9.824
"2002"    10.82               9.38               10.207
"2003"    15.179              12.906             14.261


Note:Past performance is not predictive of future performance. The performance of Advisors Preferred, Preferred, Select, Institutional, and Class J shares will vary from the performance of Advisors Select shares based on the differences in sales charges and fees. The returns shown do not reflect taxes, if any, that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

* The inception date of the Institutional Class and Class J shares was March 1, 2001. The Advisors Preferred, Advisors Select, Preferred and Select Classes inception was December 6, 2000.

LOGO

During the fiscal year ended October 31, 2003, the Principal Investors Fund - Small Cap Value Fund returned 39.72% compared to the return of 40.29% for the Russell 2000 Value Index.


As we began the current fiscal year, the fund was positioned for a rebound in the general economy. This was based on federal government spending, low interest rates and record inventory reduction, all of which normally serve to inflate a sagging economy. Our thesis was correct, but we were a bit early. During the first four months of the fiscal year, the economy continued to grow at a subdued pace, but the equity markets did not cooperate. Fears of the war in Iraq, deflation, and a jobless recovery muted the market's returns through early March.


Once the war began, and the coalition forces achieved early success, the markets began to go up, which resulted in the 40.29% return for the fiscal year. Technology shares began to move higher, as both consumers and corporations began to increase spending on technology products. Consumer spending remained strong, as low interest rates spurred a huge wave of home mortgage refinancing. These refinancings not only served to lower consumers' monthly bills, but many elected to tap into the equity of their homes and receive cash back, which they promptly spent. The end result was a rally in consumer discretionary stocks, as consumers purchased everything from apparel to motor homes with their newfound cash.


While the fund mostly kept pace with the index, we did have a few laggards that resulted in our slight underperformance. Our worst performing group during the year was biotechnology. While not a significant part of the fund or the index, it was a very volatile group. One stock, La Jolla Pharmaceuticals, lost nearly 80% of its value during the year. The company's primary drug proved to be ineffective in clinical trials, resulting in the stock's instantaneous fall. The fund also lagged the index in the telecommunications sector. Again, this group is relatively small in the benchmark index, and we did not own any telecommunications companies during the fiscal year, since we believe that overcapacity remains a problem for the sector. Unfortunately, the markets did not agree, and the stocks doubled during the year.


As we begin the new fiscal year, we continue to anticipate economic recovery. Recently, there have been signs of an improvement on the jobs front, which has provided new life to the economic outlook. In addition, corporate profits have rebounded sharply, as managers have finally brought their costs in line with the true demand for their products. This should result in increased spending on productivity enhancing tools, whether through technology or new equipment, and an eventual rise in employment levels.


Our sector weightings reflect this outlook. Technology spending continues to rebound in a bid to improve productivity. We also anticipate an increase in the PC upgrade cycle, and greater sales of cellular phones in the wake of new FCC rules allowing number portability. This should increase demand for semiconductors and improve profits for these companies. We are slightly underweighted in consumer stocks. We believe that the refinancing wave is over, new cars have been sold at a record pace, and consumers are likely to take a spending breather to rebuild their balance sheets.


The fund seeks to provide long-term capital appreciation by investing primarily in U.S. based companies with a total market capitalization below $1.5 billion.

IMPORTANT NOTES


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS LONG TERM GOV'T./CREDIT INDEX is composed of all bonds covered by the Lehman Brothers Government/ Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


LEHMAN BROTHERS MUTUAL FUND U.S. GOVERNMENT 1-3 YEAR INDEX is composed of both the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). These bonds also must have maturities of 1 to 3 years.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) GLOBAL TECHNOLOGY AND TELECOMMUNICATIONS INDEX is an index composed of the developed markets countries in the MSCI World Index. Within these countries, only those securities which are included in the Information Technology and Telecommunication Services sectors according to the MSCI Global Industry Classification Standard are included in the index.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INFORMATION TECHNOLOGY INDEX is an index composed mainly of companies that develop software in various fields such as the Internet, applications, systems and/or databases management and companies that provide information technology consulting and services. It also may include manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments, and semiconductor equipment and products.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR MODERATE ALLOCATION CATEGORY consists of domestic funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY consists of funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.

MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR LONG-TERM BOND CATEGORY consists of long-term bond funds that have average durations that exceed six years. Most of them hold some portion of assets in corporate bonds, either investment-grade or high-yield issues, or both.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - TECHNOLOGY CATEGORY consists of specialty technology funds which buy high-tech businesses. Most concentrate on computer, semiconductor, software, networking, and other computer-related companies. A few also buy medical-device and biotechnology stocks and some concentrate on a single technology industry.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P MIDCAP 400/BARRA VALUE INDEX is a market capitalization-weighted index of all the stocks in the S&P 400 that have low price-to-book ratios. The index is rebalanced semi-annually on January 1 and July 1.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P SMALLCAP 600/BARRA GROWTH INDEX is a market capitalization-weighted index of the stocks in the S&P SmallCap 600 Index having the lowest book to price ratios. The index consists of approximately half of the S&P SmallCap 600 on a market capitalization basis.


SALOMON SMITH BARNEY DISC < $2 BILLION INDEX consists of companies that are generally larger than those in Salomon Smith Barney's standard small-cap indices. It contains a full complement of region, country, sector and industry indices.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                              BOND & MORTGAGE     CAPITAL
                                SECURITIES     PRESERVATION      GOVERNMENT
                                   FUND            FUND        SECURITIES FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ......................   $365,855,410    $ 48,414,521     $105,001,606
                               ============    ============     ============
ASSETS
Investment in securities--at
 value......................   $367,221,768    $ 48,813,098     $104,897,670
Cash........................         13,346         110,720           10,513
Receivables:
 Capital Shares sold........        453,231          26,791            7,702
 Dividends and interest.....      3,235,844         298,883          406,798
 Fees waived................          2,636              30               --
 Investment securities sold.        614,582         117,675        1,518,750
                               ------------    ------------     ------------
                Total Assets    371,541,407      49,367,197      106,841,433
LIABILITIES
Accrued management and
 investment advisory fees...         35,443           4,839            7,712
Accrued administrative
 service fees...............          1,635             198              309
Accrued distribution fees...         11,982           4,112            8,908
Accrued service fees........          2,075             238              392
Accrued transfer and
 administrative fees........         44,615          11,141           52,564
Accrued other expenses......         12,510           6,729           11,153
Payables:
 Capital Shares reacquired..        205,679           1,805           73,599
 Investment securities
  purchased.................     33,516,847         195,372        6,102,141
Wrapper agreements..........             --         343,969               --
                               ------------    ------------     ------------
           Total Liabilities     33,830,786         568,403        6,256,778
                               ------------    ------------     ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.........   $337,710,621    $ 48,798,794     $100,584,655
                               ============    ============     ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional paid-in-capital.   $336,680,152    $ 48,659,723     $101,204,854
Accumulated undistributed
 (overdistributed) net
 investment income
 (operating loss)...........         62,862         139,071          108,067
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).......       (398,751)        (54,608)        (624,330)
Net unrealized appreciation
 (depreciation) of
 investments................      1,366,358         398,577         (103,936)
Net unrealized appreciation
 (depreciation) on wrapper
 agreements.................             --        (343,969)              --
                               ------------    ------------     ------------
            Total Net Assets   $337,710,621    $ 48,798,794     $100,584,655
                               ============    ============     ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized...........    125,000,000     445,000,000      125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets.....................   $ 14,429,512    $  1,805,350     $  1,101,193
  Shares issued and
 outstanding................      1,353,180         180,535          106,780
  Net asset value per share.   $      10.66    $      10.00     $      10.31
                               ============    ============     ============

Advisors Select: Net Assets.   $ 12,537,168    $  2,429,008     $  4,019,574
  Shares issued and
 outstanding................      1,178,860         242,901          389,757
  Net asset value per share.   $      10.63    $      10.00     $      10.31
                               ============    ============     ============

Class J: Net Assets.........   $110,398,377    $ 40,459,540     $ 89,856,028
  Shares issued and
 outstanding................     10,284,768       4,045,954        8,666,584
  Net asset value per share
 /(a)/ .....................   $      10.73    $      10.00     $      10.37
                               ============    ============     ============

Institutional: Net Assets...   $165,503,402    $  1,917,190     $     10,102
  Shares issued and
 outstanding................     15,464,249         191,719              976
  Net asset value per share.   $      10.70    $      10.00     $      10.35
                               ============    ============     ============

Preferred: Net Assets.......   $ 33,930,161    $    523,240     $  4,852,581
  Shares issued and
 outstanding................      3,179,296          52,324          469,528
  Net asset value per share.   $      10.67    $      10.00     $      10.34
                               ============    ============     ============

Select: Net Assets..........   $    912,001    $  1,664,466     $    745,177
  Shares issued and
 outstanding................         84,562         166,447           72,118
  Net asset value per share.   $      10.78    $      10.00     $      10.33
                               ============    ============     ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                  HIGH QUALITY     HIGH QUALITY   HIGH QUALITY
                                INTERMEDIATE-TERM   LONG-TERM      SHORT-TERM
                                    BOND FUND       BOND FUND      BOND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ........................    $ 25,515,057     $ 13,879,170   $ 39,577,309
                                  ============     ============   ============
ASSETS
Investment in securities--at
 value........................    $ 26,013,951     $ 14,583,625   $ 40,007,864
Cash..........................           9,837           10,000         10,064
Receivables:
 Capital Shares sold..........           2,339            2,868         71,239
 Dividends and interest.......         240,169          156,393        403,921
 Fees waived..................              57              497             --
 Investment securities sold...          50,376               --             --
                                  ------------     ------------   ------------
                  Total Assets      26,316,729       14,753,383     40,493,088
LIABILITIES
Accrued management and
 investment advisory fees.....           1,944            1,133          3,055
Accrued administrative service
 fees.........................             189              150            100
Accrued distribution fees.....           1,747            1,034          3,457
Accrued service fees..........             248              194            131
Accrued transfer and
 administrative fees..........          11,453            8,822         10,541
Accrued other expenses........           8,079            6,550          4,003
Payables:
 Capital Shares reacquired....              37            7,673             --
 Investment securities
  purchased...................         836,706               --        150,457
                                  ------------     ------------   ------------
             Total Liabilities         860,403           25,556        171,744
                                  ------------     ------------   ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES...........    $ 25,456,326     $ 14,727,827   $ 40,321,344
                                  ============     ============   ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..............    $ 24,722,966     $ 13,949,300   $ 39,725,594
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)........................          37,267            9,251         10,497
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).........         197,199           64,821        154,698
Net unrealized appreciation
 (depreciation) of investments         498,894          704,455        430,555
                                  ------------     ------------   ------------
              Total Net Assets    $ 25,456,326     $ 14,727,827   $ 40,321,344
                                  ============     ============   ============
CAPITAL STOCK (PAR VALUE: $.01
 A SHARE):
Shares authorized.............     125,000,000      125,000,000    125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets    $    818,272     $    105,025   $    809,043
  Shares issued and
 outstanding..................          77,565            9,921         77,896
  Net asset value per share...    $      10.55     $      10.59   $      10.39
                                  ============     ============   ============

Advisors Select: Net Assets...    $    802,235     $  2,094,268   $    291,683
  Shares issued and
 outstanding..................          76,081          197,706         28,154
  Net asset value per share...    $      10.54     $      10.59   $      10.36
                                  ============     ============   ============

Class J: Net Assets...........    $ 17,475,691     $  9,418,387   $ 35,846,695
  Shares issued and
 outstanding..................       1,649,514          878,229      3,453,543
  Net asset value per share
 /(a)/ .......................    $      10.59     $      10.72   $      10.38
                                  ============     ============   ============

Institutional: Net Assets.....    $     10,329     $     10,427   $     10,144
  Shares issued and
 outstanding..................             971              965            977
  Net asset value per share...    $      10.64     $      10.81   $      10.38
                                  ============     ============   ============

Preferred: Net Assets.........    $  6,338,974     $  3,079,464   $  3,352,418
  Shares issued and
 outstanding..................         599,871          290,984        323,264
  Net asset value per share...    $      10.57     $      10.58   $      10.37
                                  ============     ============   ============

Select: Net Assets............    $     10,825     $     20,256   $     11,361
  Shares issued and
 outstanding..................           1,026            1,911          1,104
  Net asset value per share...    $      10.55     $      10.60   $      10.29
                                  ============     ============   ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                               INTERNATIONAL
                                 EMERGING     INTERNATIONAL    INTERNATIONAL
                               MARKETS FUND      FUND I           FUND II
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN AFFILIATED
 SECURITIES--AT COST.........  $    149,384   $         --    $  5,154,060
                               ============   ============    ============
INVESTMENT IN SECURITIES--AT
 COST .......................  $ 13,094,694   $ 46,681,076    $188,982,455
                               ============   ============    ============
FOREIGN CURRENCY--AT COST ...  $     30,903   $     61,812    $         --
                               ============   ============    ============
ASSETS
Investment in affiliated
 securities--at value........  $    190,532   $         --    $  6,009,208
Investment in securities--at
 value.......................    16,967,970     56,602,536     225,209,956/(b)/
Foreign currency--at value...        30,811         61,366              --
Cash.........................        20,108         10,233          23,763
Receivables:
 Capital Shares sold.........        40,911         50,977         252,199
 Dividends and interest......        40,626        166,586         399,848
 Fees waived.................           488             --             706
 Investment securities sold..         9,379        553,205              --
                               ------------   ------------    ------------
                 Total Assets    17,300,825     57,444,903     231,895,680
LIABILITIES
Accrued management and
 investment advisory fees....         4,327          9,606          42,006
Accrued administrative
 service fees................           223            386             115
Accrued distribution fees....         1,066          3,521             925
Accrued service fees.........           273            486             135
Accrued transfer and
 administrative fees.........         5,375         20,495           6,163
Accrued other expenses.......         6,096          5,286           5,997
Payables:
 Capital Shares reacquired...            --          7,336             277
 Investment securities
  purchased..................        61,771        894,602              --
Collateral obligation on
 securities loaned, at value.            --             --      11,025,764
                               ------------   ------------    ------------
            Total Liabilities        79,131        941,718      11,081,382
                               ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES..........  $ 17,221,694   $ 56,503,185    $220,814,298
                               ============   ============    ============
NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.............  $ 14,061,613   $ 58,636,919    $191,779,903
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss).......................        15,546        110,767       2,149,135
Accumulated undistributed
 (overdistributed) net
 realized gain (loss)........      (768,326)   (12,177,155)    (10,203,910)
Net unrealized appreciation
 (depreciation) of
 investments.................     3,914,424      9,921,460      37,082,649
Net unrealized appreciation
 (depreciation) on
 translation of assets and
 liabilities in foreign
 currencies..................        (1,563)        11,194           6,521
                               ------------   ------------    ------------
             Total Net Assets  $ 17,221,694   $ 56,503,185    $220,814,298
                               ============   ============    ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized............   125,000,000    365,000,000     130,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets......................  $  2,483,724   $  4,173,106    $  2,591,231
  Shares issued and
 outstanding.................       191,057        521,340         301,938
  Net asset value per share..  $      13.00   $       8.00    $       8.58
                               ============   ============    ============

Advisors Select: Net Assets..  $  1,629,738   $  3,059,925    $    567,413
  Shares issued and
 outstanding.................       125,735        384,498          68,798
  Net asset value per share..  $      12.96   $       7.96    $       8.25
                               ============   ============    ============

Class J: Net Assets..........  $  8,956,368   $ 33,430,113    $  8,079,344
  Shares issued and
 outstanding.................       698,473      4,188,475         975,874
  Net asset value per share
 /(a)/ ......................  $      12.82   $       7.98    $       8.28
                               ============   ============    ============

Institutional: Net Assets....  $     12,615   $  8,611,226    $208,785,073
  Shares issued and
 outstanding.................           966      1,074,875      24,903,727
  Net asset value per share..  $      13.06   $       8.01    $       8.38
                               ============   ============    ============

Preferred: Net Assets........  $  2,506,014   $  7,169,381    $    685,129
  Shares issued and
 outstanding.................       191,760        894,725          82,184
  Net asset value per share..  $      13.07   $       8.01    $       8.34
                               ============   ============    ============

Select: Net Assets...........  $  1,633,235   $     59,434    $    106,108
  Shares issued and
 outstanding.................       125,109          7,356          12,768
  Net asset value per share..  $      13.05   $       8.08    $       8.31
                               ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(b) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                                                   LARGECAP
                                     LARGECAP      LARGECAP      S&P 500 INDEX
                                   BLEND FUND I   GROWTH FUND        FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN AFFILIATED
 SECURITIES--AT COST.............  $         --  $         --    $    380,604
                                   ============  ============    ============
INVESTMENT IN SECURITIES--AT COST  $ 10,565,278  $ 71,699,657    $374,388,591
                                   ============  ============    ============
ASSETS
Investment in affiliated
 securities--at value............  $         --  $         --    $    405,261
Investment in securities--at
 value...........................    12,328,882    81,044,050     405,912,963
Cash.............................        39,117        10,457          14,229
Receivables:
 Capital Shares sold.............        18,526        91,081         689,488
 Dividends and interest..........        16,136        54,464         519,029
 Fees waived.....................            --           142              --
 Investment securities sold......            --            --          72,529
 Variation margin on futures
  contracts......................            --            --          15,250
                                   ------------  ------------    ------------
                     Total Assets    12,402,661    81,200,194     407,628,749
LIABILITIES
Accrued management and investment
 advisory fees...................         1,406         7,872          11,486
Accrued administrative service
 fees............................            14            61           3,460
Accrued distribution fees........            15         1,236          17,188
Accrued service fees.............            16            78           4,411
Accrued transfer and
 administrative fees.............            --         8,917          68,733
Accrued other expenses...........            --         6,088          17,188
Payables:
 Capital Shares reacquired.......            --        83,015          96,456
 Investment securities purchased.         7,872     5,172,014         247,020
                                   ------------  ------------    ------------
                Total Liabilities         9,323     5,279,281         465,942
                                   ------------  ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES..............  $ 12,393,338  $ 75,920,913    $407,162,807
                                   ============  ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.................  $ 10,266,750  $ 74,564,959    $374,191,280
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss).........        91,039        53,034       2,250,889
Accumulated undistributed
 (overdistributed) net realized
 gain (loss).....................       271,945    (8,041,473)     (1,089,398)
Net unrealized appreciation
 (depreciation) of investments...     1,763,604     9,344,393      31,810,036
                                   ------------  ------------    ------------
                 Total Net Assets  $ 12,393,338  $ 75,920,913    $407,162,807
                                   ============  ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized................   100,000,000   230,000,000     125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets...  $    120,652  $    753,234    $ 31,362,267
  Shares issued and outstanding..        10,000       123,035       3,888,893
  Net asset value per share......  $      12.07  $       6.12    $       8.06
                                   ============  ============    ============

Advisors Select: Net Assets......  $    120,470  $     79,010    $ 20,009,340
  Shares issued and outstanding..        10,000        13,417       2,483,349
  Net asset value per share......  $      12.05  $       5.89    $       8.06
                                   ============  ============    ============

Class J: Net Assets..............           N/A  $ 12,628,375    $154,666,041
  Shares issued and outstanding..                   2,208,979      19,368,964
  Net asset value per share /(a)/                $       5.72    $       7.99
                                                 ============    ============

Institutional: Net Assets........  $ 11,910,407  $ 60,790,287    $114,299,672
  Shares issued and outstanding..       982,727    10,378,143      14,213,092
  Net asset value per share......  $      12.12  $       5.86    $       8.04
                                   ============  ============    ============

Preferred: Net Assets............  $    120,965  $  1,637,830    $ 83,580,274
  Shares issued and outstanding..        10,000       275,443      10,297,861
  Net asset value per share......  $      12.10  $       5.95    $       8.12
                                   ============  ============    ============

Select: Net Assets...............  $    120,844  $     32,177    $  3,245,213
  Shares issued and outstanding..        10,000         5,321         401,451
  Net asset value per share......  $      12.08  $       6.05    $       8.08
                                   ============  ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                    LARGECAP        MIDCAP          MIDCAP
                                   VALUE FUND     BLEND FUND      GROWTH FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $ 67,856,029   $ 47,932,822    $ 15,218,341
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $ 75,531,667   $ 55,456,031    $ 16,650,948
Cash............................        10,151          4,370          10,039
Receivables:
 Capital Shares sold............       113,966         45,838          30,843
 Dividends and interest.........        94,621         17,596           1,940
 Fees waived....................           269            510              --
 Investment securities sold.....       850,657        576,599         617,377
                                  ------------   ------------    ------------
                    Total Assets    76,601,331     56,100,944      17,311,147
LIABILITIES
Accrued management and
 investment advisory fees.......         6,477          6,780           2,031
Accrued administrative service
 fees...........................           160            360              25
Accrued distribution fees.......         1,164          4,192             984
Accrued service fees............           206            446              31
Accrued transfer and
 administrative fees............         6,833         20,223           7,146
Accrued other expenses..........         6,239          7,520          10,685
Payables:
 Capital Shares reacquired......            --             --          10,000
 Investment securities purchased       281,406        407,290         628,422
                                  ------------   ------------    ------------
               Total Liabilities       302,485        446,811         659,324
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $ 76,298,846   $ 55,654,133    $ 16,651,823
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $ 72,283,033   $ 48,734,413    $ 19,440,356
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................       598,417             --              --
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................    (4,258,242)      (603,489)     (4,221,140)
Net unrealized appreciation
 (depreciation) of investments..     7,675,638      7,523,209       1,432,607
                                  ------------   ------------    ------------
                Total Net Assets  $ 76,298,846   $ 55,654,133    $ 16,651,823
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   125,000,000    125,000,000     125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $    248,243   $  3,744,132    $     21,363
  Shares issued and outstanding.        25,408        330,626           3,970
  Net asset value per share.....  $       9.77   $      11.32    $       5.38
                                  ============   ============    ============

Advisors Select: Net Assets.....  $  2,220,027   $  2,220,622    $    591,542
  Shares issued and outstanding.       226,348        196,598         110,576
  Net asset value per share.....  $       9.81   $      11.30    $       5.35
                                  ============   ============    ============

Class J: Net Assets.............  $ 10,875,847   $ 41,132,060    $ 10,116,221
  Shares issued and outstanding.     1,116,748      3,672,223       1,997,923
  Net asset value per share
 /(a)/ .........................  $       9.74   $      11.20    $       5.06
                                  ============   ============    ============

Institutional: Net Assets.......  $ 59,663,353   $    697,338    $  5,861,443
  Shares issued and outstanding.     6,078,094         61,828       1,125,120
  Net asset value per share.....  $       9.82   $      11.28    $       5.21
                                  ============   ============    ============

Preferred: Net Assets...........  $  3,281,598   $  5,763,965    $     18,632
  Shares issued and outstanding.       333,725        507,390           3,430
  Net asset value per share.....  $       9.83   $      11.36    $       5.43
                                  ============   ============    ============

Select: Net Assets..............  $      9,778   $  2,096,016    $     42,622
  Shares issued and outstanding.           999        184,884           7,881
  Net asset value per share.....  $       9.79   $      11.34    $       5.41
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                      MIDCAP                         MONEY
                                   S&P 400 INDEX     MIDCAP          MARKET
                                       FUND        VALUE FUND         FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST  $ 31,503,382   $ 44,719,979    $137,604,637
                                   ============   ============    ============
ASSETS
Investment in securities--at
 value...........................  $ 35,868,568   $ 49,766,729    $137,604,637
Cash.............................        10,120         10,172           3,487
Receivables:
 Capital Shares sold.............       103,838         79,050          86,251
 Dividends and interest..........        20,358         28,535          45,388
 Fees waived.....................            --             --          11,805
 Investment securities sold......            --      3,096,632              --
 Variation margin on futures
  contracts......................         1,900             --              --
                                   ------------   ------------    ------------
                     Total Assets    36,004,784     52,981,118     137,751,568
LIABILITIES
Accrued management and investment
 advisory fees...................         1,000          5,996          10,562
Accrued administrative service
 fees............................           524             35             567
Accrued distribution fees........         1,574          4,540           9,662
Accrued service fees.............           681             41             713
Accrued transfer and
 administrative fees.............        10,449         26,396          62,199
Accrued other expenses...........         5,924         12,388          15,741
Payables:
 Capital Shares reacquired.......        10,555             --         120,317
 Investment securities purchased.       241,907      3,844,364              --
                                   ------------   ------------    ------------
                Total Liabilities       272,614      3,893,760         219,761
                                   ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES..............  $ 35,732,170   $ 49,087,358    $137,531,807
                                   ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.................  $ 31,136,651   $ 44,312,970    $137,531,807
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss).........        83,063         10,817              --
Accumulated undistributed
 (overdistributed) net realized
 gain (loss).....................       106,995       (283,179)             --
Net unrealized appreciation
 (depreciation) of investments...     4,405,461      5,046,750              --
                                   ------------   ------------    ------------
                 Total Net Assets  $ 35,732,170   $ 49,087,358    $137,531,807
                                   ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized................   125,000,000    125,000,000     515,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets...  $  2,145,183   $  1,023,652    $  4,581,036
  Shares issued and outstanding..       193,586         86,999       4,581,036
  Net asset value per share......  $      11.08   $      11.77    $      1.000
                                   ============   ============    ============

Advisors Select: Net Assets......  $  3,069,531   $     88,893    $  5,494,390
  Shares issued and outstanding..       277,398          7,532       5,494,390
  Net asset value per share......  $      11.07   $      11.80    $      1.000
                                   ============   ============    ============

Class J: Net Assets..............  $ 13,620,036   $ 47,750,284    $ 95,331,861
  Shares issued and outstanding..     1,256,229      4,087,046      95,331,861
  Net asset value per share /(a)/  $      10.84   $      11.68    $      1.000
                                   ============   ============    ============

Institutional: Net Assets........  $     10,865   $     92,056    $ 23,683,520
  Shares issued and outstanding..           992          7,821      23,683,520
  Net asset value per share......  $      10.95   $      11.77    $      1.000
                                   ============   ============    ============

Preferred: Net Assets............  $ 15,279,766   $     95,367    $  8,430,742
  Shares issued and outstanding..     1,375,558          8,123       8,430,742
  Net asset value per share......  $      11.11   $      11.74    $      1.000
                                   ============   ============    ============

Select: Net Assets...............  $  1,606,789   $     37,106    $     10,258
  Shares issued and outstanding..       144,903          3,174          10,258
  Net asset value per share......  $      11.09   $      11.69    $      1.000
                                   ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                    PARTNERS       PARTNERS        PARTNERS
                                    LARGECAP       LARGECAP        LARGECAP
                                   BLEND FUND    BLEND FUND I     GROWTH FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $309,220,334   $ 21,264,502    $  7,161,385
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $343,919,692   $ 23,015,786    $  8,385,530
Cash............................    13,907,452        661,739         103,585
Receivables:
 Capital Shares sold............       179,578          9,521          10,749
 Dividends and interest.........       648,142         23,880           6,028
 Fees waived....................            --             --           1,646
 Investment securities sold.....       677,446             --              --
 Variation margin on futures
  contracts.....................            --            450              --
                                  ------------   ------------    ------------
                    Total Assets   359,332,310     23,711,376       8,507,538
LIABILITIES
Accrued management and
 investment advisory fees.......        50,624          2,001           1,604
Accrued administrative service
 fees...........................         1,270            219              13
Accrued distribution fees.......         3,206          1,707             258
Accrued service fees............         1,593            271              16
Accrued transfer and
 administrative fees............         8,129          5,402           3,784
Accrued other expenses..........         7,384          2,581             329
Payables:
 Capital Shares reacquired......        90,929             53              --
 Investment securities purchased     2,223,261         32,760              --
                                  ------------   ------------    ------------
               Total Liabilities     2,386,396         44,994           6,004
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $356,945,914   $ 23,666,382    $  8,501,534
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $328,948,254   $ 25,112,344    $  7,303,415
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................     2,486,870         44,708              --
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................    (9,188,568)    (3,248,194)        (26,026)
Net unrealized appreciation
 (depreciation) of investments..    34,699,358      1,757,524       1,224,145
                                  ------------   ------------    ------------
                Total Net Assets  $356,945,914   $ 23,666,382    $  8,501,534
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   190,000,000    125,000,000     290,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $ 12,025,204   $  1,886,757    $    119,729
  Shares issued and outstanding.     1,284,277        263,350          10,000
  Net asset value per share.....  $       9.36   $       7.16    $      11.97
                                  ============   ============    ============

Advisors Select: Net Assets.....  $ 11,289,598   $  2,169,045    $    119,549
  Shares issued and outstanding.     1,210,193        303,377          10,000
  Net asset value per share.....  $       9.33   $       7.15    $      11.95
                                  ============   ============    ============

Class J: Net Assets.............  $ 20,879,858   $ 15,775,148    $  2,608,684
  Shares issued and outstanding.     2,264,102      2,227,668         218,620
  Net asset value per share
 /(a)/ .........................  $       9.22   $       7.08    $      11.93
                                  ============   ============    ============

Institutional: Net Assets.......  $289,272,958   $      7,930    $  5,413,611
  Shares issued and outstanding.    30,764,433          1,112         450,000
  Net asset value per share.....  $       9.40   $       7.13    $      12.03
                                  ============   ============    ============

Preferred: Net Assets...........  $ 21,346,301   $  2,930,693    $    120,041
  Shares issued and outstanding.     2,276,911        407,991          10,000
  Net asset value per share.....  $       9.38   $       7.18    $      12.00
                                  ============   ============    ============

Select: Net Assets..............  $  2,131,995   $    896,809    $    119,920
  Shares issued and outstanding.       226,768        124,999          10,000
  Net asset value per share.....  $       9.40   $       7.17    $      11.99
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                               PARTNERS         PARTNERS          PARTNERS
                            LARGECAP GROWTH  LARGECAP GROWTH   LARGECAP VALUE
                                FUND I           FUND II            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST......   $487,352,405     $ 60,945,970     $  896,503,264
                             ============     ============     ==============
ASSETS
Investment in
 securities--at value.....   $560,598,561     $ 66,761,086     $  989,471,771
Cash......................     26,397,356        2,842,675         43,641,042
Receivables:
 Capital Shares sold......        355,482          117,637            705,093
 Dividends and interest...        562,612           46,896          1,637,430
 Fees waived..............            614              807                 --
 Foreign currency
  contracts...............             --            4,022                 --
 Investment securities
  sold....................      4,022,192          604,511          1,060,263
                             ------------     ------------     --------------
              Total Assets    591,936,817       70,377,634      1,036,515,599
LIABILITIES
Accrued management and
 investment advisory fees.         83,132           13,038            153,425
Accrued administrative
 service fees.............          1,772              243              1,354
Accrued distribution fees.          2,922              743              2,841
Accrued service fees......          2,195              289              1,710
Accrued transfer and
 administrative fees......          7,771            4,533              7,512
Accrued other expenses....          8,400            7,395              7,100
Payables:
 Capital Shares reacquired         58,890              653             44,336
 Investment securities
  purchased...............      5,460,951        1,039,895          4,085,752
                             ------------     ------------     --------------
         Total Liabilities      5,626,033        1,066,789          4,304,030
                             ------------     ------------     --------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.......   $586,310,784     $ 69,310,845     $1,032,211,569
                             ============     ============     ==============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital..........   $571,885,366     $ 64,636,923     $  950,743,863
Accumulated undistributed
 (overdistributed) net
 investment income
 (operating loss).........      1,215,142           (4,022)        11,375,862
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).....    (60,035,880)      (1,141,194)       (22,876,663)
Net unrealized
 appreciation
 (depreciation) of
 investments..............     73,246,156        5,815,116         92,968,507
Net unrealized
 appreciation
 (depreciation) on
 translation of assets and
 liabilities in foreign
 currencies...............             --            4,022                 --
                             ------------     ------------     --------------
          Total Net Assets   $586,310,784     $ 69,310,845     $1,032,211,569
                             ============     ============     ==============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized.........    290,000,000      110,000,000        290,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets...................   $ 21,389,733     $  4,760,918     $   12,058,088
  Shares issued and
 outstanding..............      3,059,185          663,399          1,035,920
  Net asset value per
 share....................   $       6.99     $       7.18     $        11.64
                             ============     ============     ==============

Advisors Select: Net
 Assets...................   $ 16,776,001     $  1,834,543     $   12,286,913
  Shares issued and
 outstanding..............      2,449,608          256,800          1,082,764
  Net asset value per
 share....................   $       6.85     $       7.14     $        11.35
                             ============     ============     ==============

Class J: Net Assets.......   $  9,744,512     $  4,234,268     $   16,842,842
  Shares issued and
 outstanding..............      1,455,301          604,683          1,485,506
  Net asset value per
 share /(a)/..............   $       6.70     $       7.00     $        11.34
                             ============     ============     ==============

Institutional: Net Assets.   $513,519,822     $ 56,783,594     $  964,633,213
  Shares issued and
 outstanding..............     73,375,686        7,776,870         84,459,356
  Net asset value per
 share....................   $       7.00     $       7.30     $        11.42
                             ============     ============     ==============

Preferred: Net Assets.....   $ 23,056,063     $    974,501     $   25,398,969
  Shares issued and
 outstanding..............      3,310,495          134,485          2,222,645
  Net asset value per
 share....................   $       6.96     $       7.25     $        11.43
                             ============     ============     ==============

Select: Net Assets........   $  1,824,653     $    723,021     $      991,544
  Shares issued and
 outstanding..............        263,605          100,102             87,019
  Net asset value per
 share....................   $       6.92     $       7.22     $        11.39
                             ============     ============     ==============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                    PARTNERS       PARTNERS        PARTNERS
                                  MIDCAP GROWTH  MIDCAP VALUE   SMALLCAP BLEND
                                      FUND           FUND            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $ 19,608,057   $ 80,788,367    $  4,528,111
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $ 23,398,262   $ 95,991,324    $  5,312,146
Cash............................     1,096,526      6,400,113         108,403
Receivables:
 Capital Shares sold............        21,810          2,780             697
 Dividends and interest.........         2,526         36,377           2,327
 Fees waived....................           900          1,004              --
 Investment securities sold.....        73,542        476,825          26,364
                                  ------------   ------------    ------------
                    Total Assets    24,593,566    102,908,423       5,449,937
LIABILITIES
Accrued management and
 investment advisory fees.......         4,526         19,146           1,008
Accrued administrative service
 fees...........................           378            310              15
Accrued distribution fees.......         1,246          1,500              16
Accrued service fees............           474            381              18
Accrued transfer and
 administrative fees............         5,486          9,065              --
Accrued other expenses..........         8,190          6,068              --
Payables:
 Capital Shares reacquired......         6,480        135,213              --
 Investment securities purchased       309,468        776,395          37,990
                                  ------------   ------------    ------------
               Total Liabilities       336,248        948,078          39,047
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $ 24,257,318   $101,960,345    $  5,410,890
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $ 22,908,066   $ 85,320,467    $  4,258,797
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................    (2,440,953)     1,436,921         368,058
Net unrealized appreciation
 (depreciation) of investments..     3,790,205     15,202,957         784,035
                                  ------------   ------------    ------------
                Total Net Assets  $ 24,257,318   $101,960,345    $  5,410,890
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   125,000,000    110,000,000     165,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $  4,370,515   $  3,304,737    $    135,620
  Shares issued and outstanding.       586,825        274,740          10,000
  Net asset value per share.....  $       7.45   $      12.03    $      13.56
                                  ============   ============    ============

Advisors Select: Net Assets.....  $  2,460,752   $  2,962,252    $    135,370
  Shares issued and outstanding.       337,139        250,624          10,000
  Net asset value per share.....  $       7.30   $      11.82    $      13.54
                                  ============   ============    ============

Class J: Net Assets.............  $  9,625,305   $ 12,295,363             N/A
  Shares issued and outstanding.     1,369,440      1,046,230
  Net asset value per share
 /(a)/ .........................  $       7.03   $      11.75
                                  ============   ============

Institutional: Net Assets.......  $      8,462   $ 78,679,045    $  4,868,184
  Shares issued and outstanding.         1,175      6,535,280         357,382
  Net asset value per share.....  $       7.20   $      12.04    $      13.62
                                  ============   ============    ============

Preferred: Net Assets...........  $  7,384,323   $  3,153,534    $    135,926
  Shares issued and outstanding.       993,774        263,134          10,000
  Net asset value per share.....  $       7.43   $      11.98    $      13.59
                                  ============   ============    ============

Select: Net Assets..............  $    407,961   $  1,565,414    $    135,790
  Shares issued and outstanding.        55,243        131,003          10,000
  Net asset value per share.....  $       7.38   $      11.95    $      13.58
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                PARTNERS         PARTNERS          PARTNERS
                             SMALLCAP GROWTH  SMALLCAP GROWTH   SMALLCAP VALUE
                                 FUND I           FUND II            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST.......   $ 53,340,902     $128,875,859     $160,776,747
                              ============     ============     ============
ASSETS
Investment in
 securities--at value......   $ 69,996,891     $167,051,080     $191,226,469
Cash.......................      2,257,561        5,793,767        7,307,035
Receivables:
 Capital Shares sold.......          6,717          183,951          198,006
 Dividends and interest....          2,150           43,600           83,377
 Fees waived...............          1,136              797              603
 Investment securities sold        774,880        1,149,091               --
 Reimbursement from
  affiliate................        226,490               --               --
                              ------------     ------------     ------------
               Total Assets     73,265,825      174,222,286      198,815,490
LIABILITIES
Accrued management and
 investment advisory fees..         14,800           32,259           37,066
Accrued administrative
 service fees..............            162              216              442
Accrued distribution fees..            739              590              875
Accrued service fees.......            196              262              566
Accrued transfer and
 administrative fees.......          6,110            3,666            7,490
Accrued other expenses.....          5,431            5,802            5,597
Payables:
 Capital Shares reacquired.          2,004               --            2,281
 Investment securities
  purchased................        697,535        1,220,197          200,689
                              ------------     ------------     ------------
          Total Liabilities        726,977        1,262,992          255,006
                              ------------     ------------     ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES........   $ 72,538,848     $172,959,294     $198,560,484
                              ============     ============     ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional paid-in-capital   $ 95,608,314     $134,771,174     $182,200,432
Accumulated undistributed
 (overdistributed) net
 realized gain (loss)......    (39,725,455)          12,899      (14,089,670)
Net unrealized appreciation
 (depreciation) of
 investments...............     16,655,989       38,175,221       30,449,722
                              ------------     ------------     ------------
           Total Net Assets   $ 72,538,848     $172,959,294     $198,560,484
                              ============     ============     ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized..........    190,000,000      190,000,000      205,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets....................   $  2,446,237     $  3,479,595     $  4,284,346
  Shares issued and
 outstanding...............        349,522          447,461          329,118
  Net asset value per share   $       7.00     $       7.78     $      13.02
                              ============     ============     ============

Advisors Select: Net Assets   $  1,135,594     $  2,161,766     $  2,027,843
  Shares issued and
 outstanding...............        163,128          281,757          156,664
  Net asset value per share   $       6.96     $       7.67     $      12.94
                              ============     ============     ============

Class J: Net Assets........   $  5,931,742     $  3,302,944     $  5,961,910
  Shares issued and
 outstanding...............        878,221          444,050          462,570
  Net asset value per share
 /(a)/ ....................   $       6.75     $       7.44     $      12.89
                              ============     ============     ============

Institutional: Net Assets..   $ 60,637,150     $162,128,191     $174,262,470
  Shares issued and
 outstanding...............      8,542,765       20,580,354       13,195,615
  Net asset value per share   $       7.10     $       7.88     $      13.21
                              ============     ============     ============

Preferred: Net Assets......   $  1,681,853     $  1,799,372     $ 12,007,986
  Shares issued and
 outstanding...............        237,125          229,796          914,067
  Net asset value per share   $       7.09     $       7.83     $      13.14
                              ============     ============     ============

Select: Net Assets.........   $    706,272     $     87,426     $     15,929
  Shares issued and
 outstanding...............        100,337           11,232            1,218
  Net asset value per share   $       7.04     $       7.78     $      13.08
                              ============     ============     ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                     PARTNERS      PREFERRED       PRINCIPAL
                                  SMALLCAP VALUE   SECURITIES      LIFETIME
                                      FUND I          FUND         2010 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................   $ 39,137,269   $115,731,457   $132,434,883
                                   ============   ============   ============
ASSETS
Investment in securities--at
 value..........................   $ 50,336,235   $118,075,428   $144,143,876
Cash............................      2,107,054      5,342,855        375,570
Receivables:
 Capital Shares sold............         34,112        170,410      1,281,035
 Dividends and interest.........         44,679        811,581            235
 Investment securities sold.....             --        318,110             --
                                   ------------   ------------   ------------
                    Total Assets     52,522,080    124,718,384    145,800,716
LIABILITIES
Accrued management and
 investment advisory fees.......          9,848         17,407          3,350
Accrued administrative service
 fees...........................             36             --            195
Accrued distribution fees.......             47             --          2,803
Accrued service fees............             45             --            234
Accrued transfer and
 administrative fees............             --             --          4,741
Accrued other expenses..........             --             --          2,371
Payables:
 Investment securities purchased          9,535      2,873,260             --
 Variation margin on futures
  contracts.....................          9,625             --             --
                                   ------------   ------------   ------------
               Total Liabilities         29,136      2,890,667         13,694
                                   ------------   ------------   ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............   $ 52,492,944   $121,827,717   $145,787,022
                                   ============   ============   ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................   $ 38,743,694   $115,366,197   $135,152,259
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................        185,930      4,109,786        746,560
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................      2,319,787          7,763     (1,820,790)
Net unrealized appreciation
 (depreciation) of investments..     11,243,533      2,343,971     11,708,993
                                   ------------   ------------   ------------
                Total Net Assets   $ 52,492,944   $121,827,717   $145,787,022
                                   ============   ============   ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............    165,000,000    125,000,000    125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..   $    257,662            N/A   $  3,674,214
  Shares issued and outstanding.         18,513                       346,871
  Net asset value per share.....   $      13.92                  $      10.59
                                   ============                  ============

Advisors Select: Net Assets.....   $    701,777            N/A   $  1,683,399
  Shares issued and outstanding.         50,511                       159,156
  Net asset value per share.....   $      13.89                  $      10.58
                                   ============                  ============

Class J: Net Assets.............            N/A            N/A   $ 27,052,240
  Shares issued and outstanding.                                    2,552,610
  Net asset value per share
 /(a)/ .........................                                 $      10.60
                                                                 ============

Institutional: Net Assets.......   $ 51,197,725   $121,827,717   $112,143,026
  Shares issued and outstanding.      3,660,880     10,867,703     10,547,067
  Net asset value per share.....   $      13.99   $      11.21   $      10.63
                                   ============   ============   ============

Preferred: Net Assets...........   $    194,213            N/A   $  1,223,542
  Shares issued and outstanding.         13,919                       115,350
  Net asset value per share.....   $      13.95                  $      10.61
                                   ============                  ============

Select: Net Assets..............   $    141,567            N/A   $     10,601
  Shares issued and outstanding.         10,156                         1,000
  Net asset value per share.....   $      13.94                  $      10.60
                                   ============                  ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                    PRINCIPAL      PRINCIPAL       PRINCIPAL
                                    LIFETIME       LIFETIME        LIFETIME
                                    2020 FUND      2030 FUND       2040 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $179,912,248   $191,167,075    $ 53,993,332
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $198,249,336   $210,868,293    $ 60,924,266
Cash............................       490,897        337,029         103,641
Receivables:
 Capital Shares sold............     1,066,774        776,138         691,401
 Fees waived....................            --             --             124
                                  ------------   ------------    ------------
                    Total Assets   199,807,007    211,981,460      61,719,432
LIABILITIES
Accrued management and
 investment advisory fees.......         4,596          4,898           1,411
Accrued administrative service
 fees...........................           246            244              44
Accrued distribution fees.......         4,523          5,451           1,187
Accrued service fees............           302            309              56
Accrued transfer and
 administrative fees............         7,680         21,188           7,475
Accrued other expenses..........         2,014          3,211           2,356
Payables:
 Capital Shares reacquired......            10          4,993             123
                                  ------------   ------------    ------------
               Total Liabilities        19,371         40,294          12,652
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $199,787,636   $211,941,166    $ 61,706,780
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $183,515,605   $196,443,055    $ 56,206,680
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................       831,672        142,562          71,920
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................    (2,896,729)    (4,345,669)     (1,502,754)
Net unrealized appreciation
 (depreciation) of investments..    18,337,088     19,701,218       6,930,934
                                  ------------   ------------    ------------
                Total Net Assets  $199,787,636   $211,941,166    $ 61,706,780
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   125,000,000    125,000,000     125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $  4,105,538   $  1,780,522    $    327,312
  Shares issued and outstanding.       390,177        174,298          32,141
  Net asset value per share.....  $      10.52   $      10.22    $      10.18
                                  ============   ============    ============

Advisors Select: Net Assets.....  $  1,985,787   $  2,904,860    $    404,565
  Shares issued and outstanding.       189,057        285,129          39,723
  Net asset value per share.....  $      10.50   $      10.19    $      10.18
                                  ============   ============    ============

Class J: Net Assets.............  $ 45,114,342   $ 55,252,405    $ 12,332,159
  Shares issued and outstanding.     4,285,857      5,409,815       1,214,757
  Net asset value per share
 /(a)/ .........................  $      10.53   $      10.21    $      10.15
                                  ============   ============    ============

Institutional: Net Assets.......  $145,767,195   $147,968,273    $ 47,705,832
  Shares issued and outstanding.    13,813,828     14,488,000       4,666,724
  Net asset value per share.....  $      10.55   $      10.21    $      10.22
                                  ============   ============    ============

Preferred: Net Assets...........  $  2,804,245   $  4,019,964    $    926,725
  Shares issued and outstanding.       266,193        393,560          90,779
  Net asset value per share.....  $      10.53   $      10.21    $      10.21
                                  ============   ============    ============

Select: Net Assets..............  $     10,529   $     15,142    $     10,187
  Shares issued and outstanding.         1,000          1,456           1,000
  Net asset value per share.....  $      10.53   $      10.40    $      10.19
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                PRINCIPAL        PRINCIPAL
                                LIFETIME     LIFETIME STRATEGIC   REAL ESTATE
                                2050 FUND       INCOME FUND           FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ......................  $ 29,901,760     $ 57,697,603       $156,437,704
                              ============     ============       ============
ASSETS
Investment in securities--at
 value......................  $ 33,146,382     $ 61,890,186       $182,000,773
Cash........................        39,494          123,399             10,457
Receivables:
 Capital Shares sold........       113,663          119,652            336,283
 Dividends and interest.....            --              210            568,808
 Fees waived................           949              761                781
 Investment securities sold.            --               --          1,405,055
                              ------------     ------------       ------------
                Total Assets    33,300,488       62,134,208        184,322,157
LIABILITIES
Accrued management and
 investment advisory fees...           766            1,446             29,236
Accrued administrative
 service fees...............            24               65                793
Accrued distribution fees...           166              847              5,530
Accrued service fees........            31               80              1,011
Accrued transfer and
 administrative fees........         3,284            2,733             27,642
Accrued other expenses......         1,753            3,256              6,367
Payables:
 Capital Shares reacquired..            --                4             15,413
 Investment securities
  purchased.................            --               --          2,762,450
                              ------------     ------------       ------------
           Total Liabilities         6,024            8,431          2,848,442
                              ------------     ------------       ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.........  $ 33,294,464     $ 62,125,777       $181,473,715
                              ============     ============       ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional paid-in-capital.  $ 30,808,564     $ 58,016,913       $150,787,808
Accumulated undistributed
 (overdistributed) net
 investment income
 (operating loss)...........        10,817          377,924          3,294,467
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).......      (769,539)        (461,643)         1,828,371
Net unrealized appreciation
 (depreciation) of
 investments................     3,244,622        4,192,583         25,563,069
                              ------------     ------------       ------------
            Total Net Assets  $ 33,294,464     $ 62,125,777       $181,473,715
                              ============     ============       ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized...........   125,000,000      125,000,000        205,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets.....................  $     92,130     $  1,068,464       $  7,551,786
  Shares issued and
 outstanding................         9,491           99,578            522,322
  Net asset value per share.  $       9.71     $      10.73       $      14.46
                              ============     ============       ============

Advisors Select: Net Assets.  $    113,244     $    241,775       $  4,602,639
  Shares issued and
 outstanding................        11,679           22,563            320,862
  Net asset value per share.  $       9.70     $      10.72       $      14.34
                              ============     ============       ============

Class J: Net Assets.........  $  1,635,805     $  8,325,295       $ 51,873,997
  Shares issued and
 outstanding................       169,208          776,531          3,598,081
  Net asset value per share
 /(a)/ .....................  $       9.67     $      10.72       $      14.42
                              ============     ============       ============

Institutional: Net Assets...  $ 30,633,560     $ 51,309,509       $ 97,960,314
  Shares issued and
 outstanding................     3,149,297        4,762,973          6,727,544
  Net asset value per share.  $       9.73     $      10.77       $      14.56
                              ============     ============       ============

Preferred: Net Assets.......  $    810,007     $  1,169,990       $ 19,221,257
  Shares issued and
 outstanding................        83,291          108,690          1,335,704
  Net asset value per share.  $       9.73     $      10.76       $      14.39
                              ============     ============       ============

Select: Net Assets..........  $      9,718     $     10,744       $    263,722
  Shares issued and
 outstanding................         1,000            1,000             18,336
  Net asset value per share.  $       9.72     $      10.74       $      14.38
                              ============     ============       ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                                                   SMALLCAP
                                    SMALLCAP       SMALLCAP         S&P 600
                                   BLEND FUND     GROWTH FUND     INDEX FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ..........................  $ 54,372,771   $ 17,494,487    $ 49,847,235
                                  ============   ============    ============
ASSETS
Investment in securities--at
 value..........................  $ 63,881,072   $ 20,751,871    $ 59,424,104
Cash............................        10,747         10,085          10,063
Receivables:
 Capital Shares sold............        36,917         62,540         134,174
 Dividends and interest.........        33,635          2,456          25,982
 Fees waived....................         1,016            220              --
 Investment securities sold.....        83,717        338,018              --
                                  ------------   ------------    ------------
                    Total Assets    64,047,104     21,165,190      59,594,323
LIABILITIES
Accrued management and
 investment advisory fees.......         8,966          2,925           1,663
Accrued administrative service
 fees...........................           167            110             562
Accrued distribution fees.......         4,519          1,692           2,003
Accrued service fees............           215            135             725
Accrued transfer and
 administrative fees............        19,881          7,947          12,862
Accrued other expenses..........         6,177          4,843           6,722
Payables:
 Capital Shares reacquired......           101             --          22,395
 Investment securities purchased        72,209        253,411         171,077
 Variation margin on futures
  contracts.....................        31,625             --           1,375
                                  ------------   ------------    ------------
               Total Liabilities       143,860        271,063         219,384
                                  ------------   ------------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.............  $ 63,903,244   $ 20,894,127    $ 59,374,939
                                  ============   ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital................  $ 54,297,161   $ 22,131,771    $ 49,769,844
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss)..........................            --             --          56,004
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)....................       (70,863)    (4,495,028)        (48,703)
Net unrealized appreciation
 (depreciation) of investments..     9,676,946      3,257,384       9,597,794
                                  ------------   ------------    ------------
                Total Net Assets  $ 63,903,244   $ 20,894,127    $ 59,374,939
                                  ============   ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized...............   125,000,000    125,000,000     125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets..  $  1,776,943   $    954,142    $  3,540,307
  Shares issued and outstanding.       133,998        125,235         274,149
  Net asset value per share.....  $      13.26   $       7.62    $      12.91
                                  ============   ============    ============

Advisors Select: Net Assets.....  $    253,981   $    985,033    $  3,175,639
  Shares issued and outstanding.        19,202        129,634         246,831
  Net asset value per share.....  $      13.23   $       7.60    $      12.87
                                  ============   ============    ============

Class J: Net Assets.............  $ 47,377,299   $ 16,885,862    $ 17,504,625
  Shares issued and outstanding.     3,654,572      2,316,797       1,401,665
  Net asset value per share
 /(a)/ .........................  $      12.96   $       7.29    $      12.49
                                  ============   ============    ============

Institutional: Net Assets.......  $  9,317,612   $      8,109    $ 18,585,305
  Shares issued and outstanding.       705,371          1,084       1,462,858
  Net asset value per share.....  $      13.21   $       7.48    $      12.70
                                  ============   ============    ============

Preferred: Net Assets...........  $  5,163,171   $  1,101,743    $ 15,535,191
  Shares issued and outstanding.       386,484        143,357       1,200,028
  Net asset value per share.....  $      13.36   $       7.69    $      12.95
                                  ============   ============    ============

Select: Net Assets..............  $     14,238   $    959,238    $  1,033,872
  Shares issued and outstanding.         1,072        124,999          79,873
  Net asset value per share.....  $      13.28   $       7.67    $      12.94
                                  ============   ============    ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                                                    SMALLCAP
                                                                   VALUE FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .............................   $ 22,279,907
                                                                  ============
ASSETS
Investment in securities--at value.............................   $ 26,089,411
Cash...........................................................         10,151
Receivables:
 Capital Shares sold...........................................         98,440
 Dividends and interest........................................         15,646
 Fees waived...................................................            424
 Investment securities sold....................................        219,413
                                                                  ------------
                                                   Total Assets     26,433,485
LIABILITIES
Accrued management and investment advisory fees................          3,674
Accrued administrative service fees............................             77
Accrued distribution fees......................................          1,287
Accrued service fees...........................................             95
Accrued transfer and administrative fees.......................          7,875
Accrued other expenses.........................................          5,037
Payables:
 Capital Shares reacquired.....................................             18
 Investment securities purchased...............................        110,074
                                                                  ------------
                                              Total Liabilities        128,137
                                                                  ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...................   $ 26,305,348
                                                                  ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital..................   $ 21,648,803
Accumulated undistributed (overdistributed) net investment
 income (operating loss).......................................         10,880
Accumulated undistributed (overdistributed) net realized gain
 (loss)........................................................        836,161
Net unrealized appreciation (depreciation) of investments......      3,809,504
                                                                  ------------
                                               Total Net Assets   $ 26,305,348
                                                                  ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..............................................    125,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets.................................   $    890,683
  Shares issued and outstanding................................         60,258
  Net asset value per share....................................   $      14.78
                                                                  ============

Advisors Select: Net Assets....................................   $    649,860
  Shares issued and outstanding................................         44,096
  Net asset value per share....................................   $      14.74
                                                                  ============

Class J: Net Assets............................................   $ 12,944,559
  Shares issued and outstanding................................        891,163
  Net asset value per share /(a)/ .............................   $      14.53
                                                                  ============

Institutional: Net Assets......................................   $ 10,493,203
  Shares issued and outstanding................................        714,797
  Net asset value per share....................................   $      14.68
                                                                  ============

Preferred: Net Assets..........................................   $  1,139,555
  Shares issued and outstanding................................         76,911
  Net asset value per share....................................   $      14.82
                                                                  ============

Select: Net Assets.............................................   $    187,488
  Shares issued and outstanding................................         12,670
  Net asset value per share....................................   $      14.80
                                                                  ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                               BOND & MORTGAGE    CAPITAL
                                 SECURITIES     PRESERVATION     GOVERNMENT
                                    FUND            FUND       SECURITIES FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Interest....................   $ 8,793,993     $1,363,689      $ 3,397,641
 Crediting rate interest.....            --       (102,782)              --
                                -----------     ----------      -----------
                 Total Income     8,793,993      1,260,907        3,397,641
Expenses:
 Management and investment
  advisory fees..............     1,193,461        174,476          361,137
 Distribution fees...........       458,961        146,176          380,056
 Administrative service fees.        52,177          5,950           10,291
 Registration fees - Class J.        30,322         26,728           26,332
 Service fees................        66,358          7,227           13,149
 Shareholder reports - Class
  J..........................        15,883          3,774           15,862
 Transfer and administrative
  fees - Class J.............       309,522         88,077          299,294
 Wrapper fees................            --         31,914               --
 Other expenses - Class J....            15            309                1
                                -----------     ----------      -----------
         Total Gross Expenses     2,126,699        484,631        1,106,122
 Less: Fees waived - Class J.        44,506             --            1,338
                                -----------     ----------      -----------
           Total Net Expenses     2,082,193        484,631        1,104,784
                                -----------     ----------      -----------
        Net Investment Income
             (Operating Loss)     6,711,800        776,276        2,292,857

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss)
 from:
 Investment transactions.....       914,933        (21,124)         163,683
Change in unrealized
 appreciation/depreciation
 of:
 Investments.................    (1,190,085)      (164,176)      (1,555,332)
 Wrapper agreements..........            --        185,300               --
                                -----------     ----------      -----------
  Net Realized and Unrealized
   Gain (Loss) on Investments
                          and
           Foreign Currencies      (275,152)            --       (1,391,649)
                                -----------     ----------      -----------
   Net Increase (Decrease) in
    Net Assets Resulting from
                   Operations   $ 6,436,648     $  776,276      $   901,208
                                ===========     ==========      ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                  HIGH QUALITY     HIGH QUALITY   HIGH QUALITY
                                INTERMEDIATE-TERM   LONG-TERM      SHORT-TERM
                                    BOND FUND       BOND FUND      BOND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Interest.....................     $1,215,674        $742,741     $1,188,655
                                   ----------        --------     ----------
                  Total Income      1,215,674         742,741      1,188,655
Expenses:
 Management and investment
  advisory fees...............        103,463          59,298        123,799
 Distribution fees............         81,921          49,437        116,618
 Administrative service fees..         15,233           9,288          4,483
 Registration fees - Class J..         17,515          18,328         18,526
 Service fees.................         19,405          11,848          5,899
 Shareholder reports - Class J          2,665           1,721          3,137
 Transfer and administrative
  fees - Class J..............         65,308          43,506         76,663
 Other expenses - Class J.....             --              16            116
                                   ----------        --------     ----------
          Total Gross Expenses        305,510         193,442        349,241
 Less: Fees waived - Class J..         16,289          22,268             --
                                   ----------        --------     ----------
            Total Net Expenses        289,221         171,174        349,241
                                   ----------        --------     ----------
         Net Investment Income
              (Operating Loss)        926,453         571,567        839,414

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND     FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions......        299,179         108,118        284,757
Change in unrealized
 appreciation/depreciation of:
 Investments..................       (385,276)         35,055       (283,913)
                                   ----------        --------     ----------
   Net Realized and Unrealized
    Gain (Loss) on Investments
                           and
            Foreign Currencies        (86,097)        143,173            844
                                   ----------        --------     ----------
Net Increase (Decrease) in Net
         Assets Resulting from
                    Operations     $  840,356        $714,740     $  840,258
                                   ==========        ========     ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                  INTERNATIONAL
                                    EMERGING     INTERNATIONAL   INTERNATIONAL
                                  MARKETS FUND      FUND I          FUND II
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends......................   $  313,486    $   949,877     $ 4,203,768
 Dividends from affiliates......           --             --          66,036
 Withholding tax on foreign
  dividends.....................      (30,664)      (102,245)       (434,326)
 Interest.......................        4,139         14,065          18,798
 Securities lending.............           --             --          18,083
                                   ----------    -----------     -----------
                    Total Income      286,961        861,697       3,872,359
Expenses:
 Management and investment
  advisory fees.................      151,101        363,615       1,639,445
 Distribution fees..............       29,701         98,563          31,607
 Administrative service fees....        8,570         14,077           4,547
 Registration fees - Class J....       17,500         14,461          17,200
 Service fees...................       10,431         17,697           5,424
 Shareholder reports - Class J..        1,335          4,963           1,837
 Transfer and administrative
  fees - Class J................       39,269        107,593          39,508
 Other expenses - Class J.......          104             27              22
                                   ----------    -----------     -----------
            Total Gross Expenses      258,011        620,996       1,739,590
 Less: Fees paid indirectly.....           13            650           4,019
 Less: Fees waived - Class J....       26,185         18,003          27,946
                                   ----------    -----------     -----------
              Total Net Expenses      231,813        602,343       1,707,625
                                   ----------    -----------     -----------
Net Investment Income (Operating
                           Loss)       55,148        259,354       2,164,734

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
              FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........      287,698     (5,109,886)     (3,777,576)
 Investment transactions in
  affiliates....................       18,238             --        (113,061)
 Foreign currency transactions..      (39,589)       (14,998)        (15,034)
Change in unrealized
 appreciation/depreciation of:
 Investments....................    4,025,296     11,529,488      45,490,143
 Investments in affiliates......       41,148             --       1,129,828
 Translation of assets and
  liabilities in foreign
  currencies....................         (429)         6,889          21,604
                                   ----------    -----------     -----------
Net Realized and Unrealized Gain
       (Loss) on Investments and
              Foreign Currencies    4,332,362      6,411,493      42,735,904
                                   ----------    -----------     -----------
  Net Increase (Decrease) in Net
           Assets Resulting from
                      Operations   $4,387,510    $ 6,670,847     $44,900,638
                                   ==========    ===========     ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                  YEAR ENDED OCTOBER 31, 2003, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                                                   LARGECAP
                                   LARGECAP         LARGECAP     S&P 500 INDEX
                              BLEND FUND I /(A)/  GROWTH FUND        FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends..................     $  144,810       $   436,594    $ 3,988,770
 Dividends from affiliates..             --                --          1,094
 Interest...................          2,438            25,241         88,646
                                 ----------       -----------    -----------
                Total Income        147,248           461,835      4,078,510
Expenses:
 Management and investment
  advisory fees.............         54,442           275,615        349,601
 Distribution fees..........            586            49,526        567,952
 Administrative service fees            532             5,588        112,701
 Registration fees - Class J            N/A            17,200         31,881
 Service fees...............            649             6,930        144,072
 Shareholder reports - Class
  J.........................            N/A             1,880         23,530
 Transfer and administrative
  fees - Class J............            N/A            57,486        413,912
 Other expenses - Class J...            N/A                17             24
                                 ----------       -----------    -----------
        Total Gross Expenses         56,209           414,242      1,643,673
 Less: Fees paid indirectly.             --               278             --
 Less: Fees waived - Class J            N/A            24,868         24,789
                                 ----------       -----------    -----------
          Total Net Expenses         56,209           389,096      1,618,884
                                 ----------       -----------    -----------
       Net Investment Income
            (Operating Loss)         91,039            72,739      2,459,626

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND     FOREIGN CURRENCIES
Net realized gain (loss)
 from:
 Investment transactions....        279,040        (4,020,503)      (406,307)
 Futures contracts..........         (7,095)               --      1,288,375
Change in unrealized
 appreciation/depreciation
 of:
 Investments................      1,763,604        12,052,315     49,688,709
 Investments in affiliates..             --                --         24,328
 Futures contracts..........             --                --        168,082
                                 ----------       -----------    -----------
 Net Realized and Unrealized
  Gain (Loss) on Investments
                         and
          Foreign Currencies      2,035,549         8,031,812     50,763,187
                                 ----------       -----------    -----------
  Net Increase (Decrease) in
   Net Assets Resulting from
                  Operations     $2,126,588       $ 8,104,551    $53,222,813
                                 ==========       ===========    ===========



/(a) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                         LARGECAP      MIDCAP        MIDCAP
                                        VALUE FUND   BLEND FUND    GROWTH FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends............................  $1,050,252   $  415,062    $   27,591
 Interest.............................      19,582       19,188         3,058
                                        ----------   ----------    ----------
                          Total Income   1,069,834      434,250        30,649
Expenses:
 Management and investment advisory
  fees................................     237,121      199,946        45,810
 Distribution fees....................      41,600      124,934        31,200
 Administrative service fees..........      10,659       11,308           980
 Registration fees - Class J..........      18,168       17,122        18,239
 Service fees.........................      13,451       13,879         1,208
 Shareholder reports - Class J........       1,522        5,917         2,693
 Transfer and administrative fees -
  Class J.............................      40,682      118,881        43,735
 Other expenses - Class J.............          44          117             5
                                        ----------   ----------    ----------
                  Total Gross Expenses     363,247      492,104       143,870
 Less: Fees paid indirectly...........         977          116           177
 Less: Fees waived - Class J..........      18,420       23,296        24,266
                                        ----------   ----------    ----------
                    Total Net Expenses     343,850      468,692       119,427
                                        ----------   ----------    ----------
Net Investment Income (Operating Loss)     725,984      (34,442)      (88,778)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
                    FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions..............    (728,286)   1,137,455       296,160
 Futures contracts....................    (158,460)          --         3,830
Change in unrealized
 appreciation/depreciation of:
 Investments..........................   8,756,109    6,669,090     1,787,954
                                        ----------   ----------    ----------
      Net Realized and Unrealized Gain
             (Loss) on Investments and
                    Foreign Currencies   7,869,363    7,806,545     2,087,944
                                        ----------   ----------    ----------
 Net Increase (Decrease) in Net Assets
             Resulting from Operations  $8,595,347   $7,772,103    $1,999,166
                                        ==========   ==========    ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                           MIDCAP                     MONEY
                                        S&P 400 INDEX    MIDCAP       MARKET
                                            FUND       VALUE FUND      FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends............................   $  291,358    $  544,373   $       --
 Interest.............................        9,017        21,536    1,153,166
                                         ----------    ----------   ----------
                          Total Income      300,375       565,909    1,153,166
Expenses:
 Management and investment advisory
  fees................................       38,154       209,363      374,334
 Distribution fees....................       57,729       157,973      359,924
 Administrative service fees..........       20,485         1,559       27,110
 Registration fees - Class J..........       17,500        20,602       26,636
 Service fees.........................       26,533         1,821       33,886
 Shareholder reports - Class J........        2,589         8,488       16,542
 Transfer and administrative fees -
  Class J.............................       56,802       164,049      374,288
 Other expenses - Class J.............           11             4            3
                                         ----------    ----------   ----------
                  Total Gross Expenses      219,803       563,859    1,212,723
 Less: Fees paid indirectly...........           --         6,273           --
 Less: Fees waived - Advisors
  Preferred...........................           --            --           18
 Less: Fees waived - Advisors Select..           --            --        1,424
 Less: Fees waived - Class J..........       19,039        16,708      217,579
 Less: Fees waived - Select...........           --            --           22
                                         ----------    ----------   ----------
                    Total Net Expenses      200,764       540,878      993,680
                                         ----------    ----------   ----------
Net Investment Income (Operating Loss)       99,611        25,031      159,486

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
                      FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions..............      (77,180)      777,144           --
 Futures contracts....................      210,283            --           --
Change in unrealized
 appreciation/depreciation of:
 Investments..........................    7,106,922     6,249,496           --
 Futures contracts....................       35,675            --           --
                                         ----------    ----------   ----------
      Net Realized and Unrealized Gain
             (Loss) on Investments and
                    Foreign Currencies    7,275,700     7,026,640           --
                                         ----------    ----------   ----------
 Net Increase (Decrease) in Net Assets
             Resulting from Operations   $7,375,311    $7,051,671   $  159,486
                                         ==========    ==========   ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                  YEAR ENDED OCTOBER 31, 2003, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                    PARTNERS      PARTNERS        PARTNERS
                                    LARGECAP      LARGECAP     LARGECAP GROWTH
                                   BLEND FUND   BLEND FUND I     FUND /(A)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends......................  $ 4,953,028   $   270,584      $   52,533
 Interest.......................       15,189         1,992             393
                                  -----------   -----------      ----------
                    Total Income    4,968,217       272,576          52,926
Expenses:
 Management and investment
  advisory fees.................    1,993,626        75,350          51,601
 Distribution fees..............       89,874        64,298           4,299
 Administrative service fees....       34,006         7,933             531
 Registration fees - Class J....       18,307        16,336          22,731
 Service fees...................       42,851         9,805             648
 Shareholder reports - Class J..        2,236         1,531             180
 Transfer and administrative
  fees - Class J................       56,453        43,433          17,217
 Other expenses - Class J.......           50            14              --
                                  -----------   -----------      ----------
            Total Gross Expenses    2,237,403       218,700          97,207
 Less: Fees paid indirectly.....       39,989         1,233           1,560
 Less: Fees waived - Class J....       24,039         5,300          36,637
                                  -----------   -----------      ----------
              Total Net Expenses    2,173,375       212,167          59,010
                                  -----------   -----------      ----------
Net Investment Income (Operating
                           Loss)    2,794,842        60,409          (6,084)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
    FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........   (1,818,118)   (1,190,551)        (27,586)
 Futures contracts..............           --        63,719              --
Change in unrealized
 appreciation/depreciation of:
 Investments....................   41,418,701     4,115,142       1,224,145
 Futures contracts..............           --       (10,752)             --
                                  -----------   -----------      ----------
Net Realized and Unrealized Gain
       (Loss) on Investments and
              Foreign Currencies   39,600,583     2,977,558       1,196,559
                                  -----------   -----------      ----------
  Net Increase (Decrease) in Net
           Assets Resulting from
                      Operations  $42,395,425   $ 3,037,967      $1,190,475
                                  ===========   ===========      ==========



/(a) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                PARTNERS         PARTNERS          PARTNERS
                             LARGECAP GROWTH  LARGECAP GROWTH   LARGECAP VALUE
                                 FUND I           FUND II            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends.................   $ 5,165,990       $  298,173      $ 19,487,261
 Interest..................        28,252            1,340            67,504
                              -----------       ----------      ------------
               Total Income     5,194,242          299,513        19,554,765
Expenses:
 Management and investment
  advisory fees............     3,419,862          310,358         6,121,718
 Distribution fees.........       101,783           21,365            97,816
 Administrative service
  fees.....................        66,017            5,404            51,040
 Registration fees - Class
  J........................        17,557           17,200            18,128
 Service fees..............        82,327            6,539            64,375
 Shareholder reports -
  Class J..................         1,869              648             2,021
 Transfer and
  administrative fees -
  Class J..................        47,534           25,829            51,317
                              -----------       ----------      ------------
       Total Gross Expenses     3,736,949          387,343         6,406,415
 Less: Fees paid indirectly         1,055               --           232,154
 Less: Fees waived - Class
  J........................        25,083           30,212            23,657
                              -----------       ----------      ------------
         Total Net Expenses     3,710,811          357,131         6,150,604
                              -----------       ----------      ------------
      Net Investment Income
           (Operating Loss)     1,483,431          (57,618)       13,404,161

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss)
 from:
 Investment transactions...    (8,407,841)       1,512,069       (15,381,551)
 Foreign currency
  transactions.............            --          (26,786)               --
 Futures contracts.........            --           (1,588)               --
 Other investment companies            --               71                --
Change in unrealized
 appreciation/depreciation
 of:
 Investments...............    77,854,572        5,917,563       169,453,378
 Translation of assets and
  liabilities in foreign
  currencies...............            --            6,066                --
                              -----------       ----------      ------------
Net Realized and Unrealized
 Gain (Loss) on Investments
     and Foreign Currencies    69,446,731        7,407,395       154,071,827
                              -----------       ----------      ------------
 Net Increase (Decrease) in
       Net Assets Resulting
            from Operations   $70,930,162       $7,349,777      $167,475,988
                              ===========       ==========      ============



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                  YEAR ENDED OCTOBER 31, 2003, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                    PARTNERS       PARTNERS        PARTNERS
                                  MIDCAP GROWTH  MIDCAP VALUE   SMALLCAP BLEND
                                      FUND           FUND         FUND /(A)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends......................   $   22,819    $   680,209     $   27,112
 Interest.......................          854          7,861            143
                                   ----------    -----------     ----------
                    Total Income       23,673        688,070         27,255
Expenses:
 Management and investment
  advisory fees.................      107,205        655,897         29,414
 Distribution fees..............       32,793         47,593            611
 Administrative service fees....        8,781         10,186            554
 Registration fees - Class J....       17,546         17,200            N/A
 Service fees...................       10,884         12,481            676
 Shareholder reports - Class J..        1,374          2,161            N/A
 Transfer and administrative
  fees - Class J................       37,585         51,910            N/A
                                   ----------    -----------     ----------
            Total Gross Expenses      216,168        797,428         31,255
 Less: Fees paid indirectly.....        1,907         15,307            864
 Less: Fees waived - Class J....       35,050         38,149            N/A
                                   ----------    -----------     ----------
              Total Net Expenses      179,211        743,972         30,391
                                   ----------    -----------     ----------
Net Investment Income (Operating
                           Loss)     (155,538)       (55,902)        (3,136)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........    1,081,551      2,471,027        371,194
Change in unrealized
 appreciation/depreciation of:
 Investments....................    3,457,603     16,896,198        784,035
                                   ----------    -----------     ----------
Net Realized and Unrealized Gain
       (Loss) on Investments and
              Foreign Currencies    4,539,154     19,367,225      1,155,229
                                   ----------    -----------     ----------
  Net Increase (Decrease) in Net
           Assets Resulting from
                      Operations   $4,383,616    $19,311,323     $1,152,093
                                   ==========    ===========     ==========



/(a) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                PARTNERS         PARTNERS          PARTNERS
                             SMALLCAP GROWTH  SMALLCAP GROWTH   SMALLCAP VALUE
                                 FUND I           FUND II            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends.................   $    150,591     $   317,950      $  1,608,400
 Interest..................         10,385           5,453             9,714
                              ------------     -----------      ------------
               Total Income        160,976         323,403         1,618,114
Expenses:
 Management and investment
  advisory fees............        870,815         850,367         1,687,225
 Distribution fees.........         23,026          16,023            40,411
 Administrative service
  fees.....................          6,213           5,269            18,833
 Registration fees - Class
  J........................         16,705          18,224            17,346
 Service fees..............          7,524           6,348            24,075
 Shareholder reports -
  Class J..................          1,311             485             1,397
 Transfer and
  administrative fees -
  Class J..................         37,252          20,237            38,918
 Other expenses - Class J..            128               9                --
                              ------------     -----------      ------------
       Total Gross Expenses        962,974         916,962         1,828,205
 Less: Fees paid indirectly          5,300          42,120                --
 Less: Fees waived - Class
  J........................         41,287          28,618            33,375
                              ------------     -----------      ------------
         Total Net Expenses        916,387         846,224         1,794,830
                              ------------     -----------      ------------
      Net Investment Income
           (Operating Loss)       (755,411)       (522,821)         (176,716)

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss)
 from:
 Investment transactions...    (10,836,677)      2,317,936       (13,370,590)
Change in unrealized
 appreciation/depreciation
 of:
 Investments...............     26,552,460      38,587,547        63,940,966
                              ------------     -----------      ------------
Net Realized and Unrealized
 Gain (Loss) on Investments
                        and
         Foreign Currencies     15,715,783      40,905,483        50,570,376
                              ------------     -----------      ------------
 Net Increase (Decrease) in
  Net Assets Resulting from
                 Operations   $ 14,960,372     $40,382,662      $ 50,393,660
                              ============     ===========      ============



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                  YEAR ENDED OCTOBER 31, 2003, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

                                        PARTNERS     PREFERRED     PRINCIPAL
                                     SMALLCAP VALUE  SECURITIES     LIFETIME
                                      FUND I /(A)/      FUND       2010 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends.........................   $   446,430    $3,663,695   $ 1,287,975
 Interest..........................         2,321     1,216,669           572
                                      -----------    ----------   -----------
                       Total Income       448,751     4,880,364     1,288,547
Expenses:
 Management and investment advisory
  fees.............................       260,441       570,777       104,031
 Distribution fees.................           822            --        73,975
 Administrative service fees.......           701            --         5,842
 Registration fees - Class J.......           N/A           N/A        22,003
 Service fees......................           857            --         6,922
 Shareholder reports - Class J.....           N/A           N/A           864
 Transfer and administrative fees -
  Class J..........................           N/A           N/A        33,326
 Other expenses - Class J..........           N/A           N/A            10
                                      -----------    ----------   -----------
               Total Gross Expenses       262,821       570,777       246,973
 Less: Fees paid indirectly........           615            --            --
                                      -----------    ----------   -----------
                 Total Net Expenses       262,206       570,777       246,973
                                      -----------    ----------   -----------
   Net Investment Income (Operating
                              Loss)       186,545     4,309,587     1,041,574

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
                   FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions...........     2,029,623       114,672    (1,729,798)
 Futures contracts.................       289,549            --            --
Change in unrealized
 appreciation/depreciation of:
 Investments.......................    11,198,966     2,335,606    13,682,253
 Futures contracts.................        44,567            --            --
                                      -----------    ----------   -----------
   Net Realized and Unrealized Gain
          (Loss) on Investments and
                 Foreign Currencies    13,562,705     2,450,278    11,952,455
                                      -----------    ----------   -----------
     Net Increase (Decrease) in Net
   Assets Resulting from Operations   $13,749,250    $6,759,865   $12,994,029
                                      ===========    ==========   ===========



/(a) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                      PRINCIPAL     PRINCIPAL      PRINCIPAL
                                       LIFETIME      LIFETIME       LIFETIME
                                      2020 FUND     2030 FUND      2040 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends.........................  $ 1,537,587   $ 1,188,405    $   326,145
 Interest..........................          748         1,082            213
                                     -----------   -----------    -----------
                       Total Income    1,538,335     1,189,487        326,358
Expenses:
 Management and investment advisory
  fees.............................      138,346       135,132         44,557
 Distribution fees.................      117,168       109,485         33,945
 Administrative service fees.......        7,940         5,617          1,292
 Registration fees - Class J.......       23,001        23,009         22,001
 Service fees......................        9,737         7,147          1,676
 Shareholder reports - Class J.....        2,168         2,205          1,496
 Transfer and administrative fees -
  Class J..........................       58,379        71,235         44,998
 Other expenses - Class J..........            9           189             16
                                     -----------   -----------    -----------
               Total Gross Expenses      356,748       354,019        149,981
 Less: Fees waived - Class J.......           --            --          4,083
                                     -----------   -----------    -----------
                 Total Net Expenses      356,748       354,019        145,898
                                     -----------   -----------    -----------
   Net Investment Income (Operating
                              Loss)    1,181,587       835,468        180,460

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions...........   (2,835,664)   (2,807,088)    (1,356,081)
Change in unrealized
 appreciation/depreciation of:
 Investments.......................   21,726,478    22,676,943      8,543,810
                                     -----------   -----------    -----------
   Net Realized and Unrealized Gain
  (Loss) on Investments and Foreign
                         Currencies   18,890,814    19,869,855      7,187,729
                                     -----------   -----------    -----------
     Net Increase (Decrease) in Net
   Assets Resulting from Operations  $20,072,401   $20,705,323    $ 7,368,189
                                     ===========   ===========    ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                  PRINCIPAL       PRINCIPAL
                                  LIFETIME    LIFETIME STRATEGIC   REAL ESTATE
                                  2050 FUND      INCOME FUND          FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends.....................  $   88,958      $  582,182        $ 4,821,105
 Interest......................         107             262             39,425
                                 ----------      ----------        -----------
                   Total Income      89,065         582,444          4,860,530
Expenses:
 Management and investment
  advisory fees................      19,646          44,486            849,583
 Distribution fees.............       5,548          17,678            190,013
 Administrative service fees...         554           2,002             26,617
 Registration fees - Class J...      21,002          22,602             20,777
 Service fees..................         731           2,433             33,820
 Shareholder reports - Class J.         190             158              8,459
 Transfer and administrative
  fees - Class J...............      17,883          17,613            173,613
 Other expenses - Class J......           8              17                 --
                                 ----------      ----------        -----------
           Total Gross Expenses      65,562         106,989          1,302,882
 Less: Fees waived - Class J...      27,592          19,687             17,120
                                 ----------      ----------        -----------
             Total Net Expenses      37,970          87,302          1,285,762
                                 ----------      ----------        -----------
          Net Investment Income
               (Operating Loss)      51,095         495,142          3,574,768

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS AND
            FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.......    (732,256)       (405,111)         2,116,969
Change in unrealized
 appreciation/depreciation of:
 Investments...................   4,236,047       4,569,603         26,132,411
                                 ----------      ----------        -----------
    Net Realized and Unrealized
 Gain (Loss) on Investments and
             Foreign Currencies   3,503,791       4,164,492         28,249,380
                                 ----------      ----------        -----------
 Net Increase (Decrease) in Net
          Assets Resulting from
                     Operations  $3,554,886      $4,659,634        $31,824,148
                                 ==========      ==========        ===========

See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                                                    SMALLCAP
                                         SMALLCAP     SMALLCAP       S&P 600
                                        BLEND FUND   GROWTH FUND   INDEX FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends...........................  $   401,647   $   82,214    $   283,682
 Interest............................       34,195        6,983         11,305
                                       -----------   ----------    -----------
                         Total Income      435,842       89,197        294,987
Expenses:
 Management and investment advisory
  fees...............................      269,183      105,235         48,853
 Distribution fees...................      142,615       46,448         65,274
 Administrative service fees.........        2,772        4,544         17,249
 Registration fees - Class J.........       19,345       17,200         17,200
 Service fees........................        3,349        5,557         22,495
 Shareholder reports - Class J.......        7,697        2,948          3,615
 Transfer and administrative fees -
  Class J............................      136,714       56,507         72,703
 Other expenses - Class J............            9           14              3
                                       -----------   ----------    -----------
                 Total Gross Expenses      581,684      238,453        247,392
 Less: Fees paid indirectly..........        1,455           --             --
 Less: Fees waived - Class J.........       38,214       24,787         12,176
                                       -----------   ----------    -----------
                   Total Net Expenses      542,015      213,666        235,216
                                       -----------   ----------    -----------
     Net Investment Income (Operating
                                Loss)     (106,173)    (124,469)        59,771

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
                    FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions.............      963,967      429,322         99,294
 Futures contracts...................      506,626           --        373,892
Change in unrealized
 appreciation/depreciation of:
 Investments.........................   11,283,175    4,384,994     11,736,932
 Futures contracts...................      138,039           --          9,525
                                       -----------   ----------    -----------
     Net Realized and Unrealized Gain
    (Loss) on Investments and Foreign
                           Currencies   12,891,807    4,814,316     12,219,643
                                       -----------   ----------    -----------
Net Increase (Decrease) in Net Assets
            Resulting from Operations  $12,785,634   $4,689,847    $12,279,414
                                       ===========   ==========    ===========

See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2003
 -------------------------------------------------------------------------------

                                                                     SMALLCAP
                                                                    VALUE FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.......................................................   $  264,924
 Interest........................................................       12,972
                                                                    ----------
                                                     Total Income      277,896
Expenses:
 Management and investment advisory fees.........................      153,609
 Distribution fees...............................................       43,899
 Administrative service fees.....................................        5,272
 Registration fees - Class J.....................................       17,200
 Service fees....................................................        6,490
 Shareholder reports - Class J...................................        1,900
 Transfer and administrative fees - Class J......................       48,100
 Other expenses - Class J........................................            2
                                                                    ----------
                                             Total Gross Expenses      276,472
 Less: Fees paid indirectly......................................          296
 Less: Fees waived - Class J.....................................       32,894
                                                                    ----------
                                               Total Net Expenses      243,282
                                                                    ----------
                           Net Investment Income (Operating Loss)       34,614

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.........................................      918,905
Change in unrealized appreciation/depreciation of:
 Investments.....................................................    4,713,109
                                                                    ----------
       Net Realized and Unrealized Gain (Loss) on Investments and
                                               Foreign Currencies    5,632,014
                                                                    ----------
  Net Increase (Decrease) in Net Assets Resulting from Operations   $5,666,628
                                                                    ==========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                              BOND & MORTGAGE                  CAPITAL
                                 SECURITIES                  PRESERVATION
                                    FUND                         FUND
----------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR           YEAR
                            ENDED          ENDED         ENDED          ENDED
                         OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                            2003           2002           2003           2002
                        -------------  -------------  ------------  --------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  6,711,800   $  2,447,812   $   776,276    $   517,342
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........       914,933       (394,047)      (21,124)       (36,861)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    (1,190,085)     1,716,468        21,124         36,861
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     6,436,648      3,770,233       776,276        517,342
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....      (319,591)       (74,680)      (26,092)       (61,641)
 Advisors Select.......      (174,327)       (74,106)      (30,147)       (58,478)
 Class J...............    (2,449,026)    (1,065,505)     (613,262)      (189,056)
 Institutional.........    (3,679,971)    (1,032,386)      (61,260)       (76,068)
 Preferred.............      (836,767)      (213,880)      (19,880)       (67,110)
 Select................       (24,157)       (74,803)      (25,635)       (64,989)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....            --        (14,250)           --             --
 Advisors Select.......            --        (14,263)           --             --
 Class J...............            --        (56,092)           --             --
 Institutional.........            --        (39,501)           --             --
 Preferred.............            --        (14,269)           --             --
 Select................            --        (14,250)           --             --
                         ------------   ------------   -----------    -----------
    Total Dividends and
          Distributions    (7,483,839)    (2,687,985)     (776,276)      (517,342)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....    18,665,773      2,217,422     1,638,470            305
 Advisors Select.......    15,241,313        573,364     3,290,731            277
 Class J...............    79,672,690     48,547,833    30,845,710     12,626,319
 Institutional.........   126,571,073     40,850,912             7            428
 Preferred.............    37,242,022      9,889,222        11,835            357
 Select................     2,492,767        101,581     2,083,712            336
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....       319,362          6,205        26,092         61,641
 Advisors Select.......       174,102          3,639        30,147         58,478
 Class J...............     2,442,300      1,113,122       613,262        189,056
 Institutional.........     3,679,697      1,071,344        61,260         76,068
 Preferred.............       836,520        140,541        19,880         67,110
 Select................        23,912            336        25,635         64,989
Shares redeemed:
 Advisors Preferred....    (6,698,101)    (2,599,861)   (1,595,317)            --
 Advisors Select.......    (3,125,791)    (2,792,773)   (2,623,630)            --
 Class J...............   (23,456,025)    (6,515,489)   (5,459,576)      (731,317)
 Institutional.........    (6,515,093)    (5,399,814)           (2)            --
 Preferred.............   (11,892,683)    (4,599,628)   (1,252,054)            --
 Select................    (1,719,300)    (2,592,547)   (2,185,558)            --
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   233,954,538     80,015,409    25,530,604     12,414,047
                         ------------   ------------   -----------    -----------
         Total Increase
             (Decrease)   232,907,347     81,097,657    25,530,604     12,414,047
NET ASSETS
Beginning of period....   104,803,274     23,705,617    23,268,190     10,854,143
                         ------------   ------------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $337,710,621   $104,803,274   $48,798,794    $23,268,190
                         ============   ============   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $     62,862   $      9,502   $   139,071    $    36,289
                         ============   ============   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                            HIGH QUALITY
                                GOVERNMENT               INTERMEDIATE-TERM
                              SECURITIES FUND                BOND FUND
---------------------------------------------------------------------------------
                            YEAR           YEAR          YEAR           YEAR
                            ENDED         ENDED         ENDED          ENDED
                         OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                            2003           2002          2003           2002
                        -------------  ------------  ------------  --------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  2,292,857   $ 1,696,826   $   926,453    $   773,905
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........       163,683        17,661       299,179        (43,043)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    (1,555,332)      769,037      (385,276)       296,594
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations       901,208     2,483,524       840,356      1,027,456
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....       (30,348)      (70,881)      (73,749)      (108,378)
 Advisors Select.......       (74,118)      (73,382)      (56,907)      (111,120)
 Class J...............    (2,304,868)     (842,514)     (477,421)      (226,420)
 Institutional.........      (363,983)     (611,382)         (450)          (526)
 Preferred.............      (143,315)      (92,208)     (281,906)      (227,969)
 Select................       (10,453)      (73,698)      (50,367)      (111,015)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....            --            --            --        (22,075)
 Advisors Select.......            --            --            --        (23,935)
 Class J...............            --            --            --        (15,335)
 Institutional.........            --            --            --            (86)
 Preferred.............            --            --            --        (22,075)
 Select................            --            --            --        (22,075)
                         ------------   -----------   -----------    -----------
    Total Dividends and
          Distributions    (2,927,085)   (1,764,065)     (940,800)      (891,009)
CAPITAL SHARE
 TRANSACTIONS
Shares Sold:
 Advisors Preferred....     1,522,367       131,350       495,697        450,677
 Advisors Select.......     5,031,972       607,360     1,380,885         66,897
 Class J...............    67,863,953    45,159,015    12,925,441      9,092,641
 Institutional.........    12,713,311    22,122,703            --             --
 Preferred.............     4,785,955     1,594,445     2,990,125      5,193,170
 Select................       793,827         1,358            --             --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....        27,795            25        25,723          1,699
 Advisors Select.......        71,697         5,220        11,011         10,329
 Class J...............     2,291,916       833,074       470,400        233,543
 Institutional.........       363,565       610,852            --             --
 Preferred.............       140,534        16,734       229,991        114,223
 Select................         7,766            --            --             --
Shares redeemed:
 Advisors Preferred....      (648,844)   (2,500,000)   (1,628,040)    (1,138,574)
 Advisors Select.......    (1,566,690)   (2,663,837)   (2,269,895)    (1,243,540)
 Class J...............   (23,180,881)   (5,949,587)   (5,477,729)    (1,188,030)
 Institutional.........   (34,160,264)   (5,641,980)           --             --
 Preferred.............    (1,549,584)   (2,637,874)   (3,047,513)    (1,890,273)
 Select................      (153,011)   (2,500,000)   (1,466,969)    (1,137,500)
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    34,355,384    49,188,858     4,639,127      8,565,262
                         ------------   -----------   -----------    -----------
         Total Increase
             (Decrease)    32,329,507    49,908,317     4,538,683      8,701,709
NET ASSETS
Beginning of period....    68,255,148    18,346,831    20,917,643     12,215,934
                         ------------   -----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $100,584,655   $68,255,148   $25,456,326    $20,917,643
                         ============   ===========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    108,067   $    31,741   $    37,267    $     8,198
                         ============   ===========   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                               HIGH QUALITY                HIGH QUALITY
                                LONG-TERM                   SHORT-TERM
                                BOND FUND                    BOND FUND
---------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR            YEAR
                           ENDED         ENDED          ENDED          ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                            2003          2002          2003            2002
                        ------------  ------------  -------------  --------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   571,567   $   657,988   $    839,414    $   830,886
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      108,118       (25,271)       284,757        (92,218)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....       35,055        62,373       (283,913)       302,198
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations      714,740       695,090        840,258      1,040,866
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....      (26,216)     (120,722)       (14,342)       (80,721)
 Advisors Select.......      (77,372)     (116,178)        (6,293)       (64,383)
 Class J...............     (308,463)     (156,640)      (607,132)      (207,204)
 Institutional.........         (492)         (533)      (153,428)      (208,014)
 Preferred.............     (151,501)     (128,839)      (101,896)      (171,372)
 Select................      (25,914)     (125,459)          (377)       (83,036)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....           --       (21,346)            --        (27,675)
 Advisors Select.......           --       (21,345)            --        (27,701)
 Class J...............           --       (13,902)            --        (14,502)
 Institutional.........           --           (82)            --        (19,765)
 Preferred.............           --       (21,325)            --        (27,675)
 Select................           --       (21,345)            --        (27,675)
                         -----------   -----------   ------------    -----------
    Total Dividends and
          Distributions     (589,958)     (747,716)      (883,468)      (959,723)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....      103,863            --        426,054        431,362
 Advisors Select.......    2,676,314            --        348,109             --
 Class J...............    8,470,891     5,109,679     30,576,793     12,194,902
 Institutional.........           --            --      4,534,641      9,585,792
 Preferred.............    3,479,680        26,983        895,530      2,676,177
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....        1,601            --         14,071          1,358
 Advisors Select.......       53,745            --          5,369             --
 Class J...............      303,935       163,652        602,647        215,787
 Institutional.........           --            --        153,055        227,215
 Preferred.............      125,375           481        101,617         85,955
Shares redeemed:
 Advisors Preferred....   (2,271,581)     (400,000)       (75,814)    (2,561,833)
 Advisors Select.......   (2,876,624)     (400,000)       (98,278)    (2,514,023)
 Class J...............   (4,871,771)   (1,038,578)    (7,257,866)    (1,468,848)
 Institutional.........           --            --    (14,279,729)    (1,668,842)
 Preferred.............   (2,832,832)     (406,194)      (330,964)    (2,710,140)
 Select................   (2,250,000)     (400,000)            --     (2,563,356)
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions      112,596     2,656,023     15,615,235     11,931,506
                         -----------   -----------   ------------    -----------
         Total Increase
             (Decrease)      237,378     2,603,397     15,572,025     12,012,649
NET ASSETS
Beginning of period....   14,490,449    11,887,052     24,749,319     12,736,670
                         -----------   -----------   ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $14,727,827   $14,490,449   $ 40,321,344    $24,749,319
                         ===========   ===========   ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $     9,251   $     9,182   $     10,497    $    11,007
                         ===========   ===========   ============    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                              INTERNATIONAL
                                 EMERGING                  INTERNATIONAL
                               MARKETS FUND                   FUND I
---------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR            YEAR
                           ENDED         ENDED          ENDED          ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                            2003          2002          2003            2002
                        ------------  ------------  -------------  --------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    55,148   $    18,931   $    259,354    $   142,036
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      266,347      (250,163)    (5,124,884)    (2,886,155)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    4,066,015       (66,574)    11,536,377     (1,194,699)
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    4,387,510      (297,806)     6,670,847     (3,938,818)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....           --        (5,372)       (10,130)            --
 Advisors Select.......           --        (3,218)        (6,109)            --
 Class J...............           --          (501)        (4,458)            --
 Institutional.........           --        (5,501)       (79,474)      (130,368)
 Preferred.............           --        (9,075)       (43,930)       (10,824)
 Select................           --        (7,657)           (60)        (3,215)
                         -----------   -----------   ------------    -----------
    Total Dividends and
          Distributions           --       (31,324)      (144,161)      (144,407)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....      333,212       601,899      3,018,198      1,130,856
 Advisors Select.......        4,584             1      2,209,717        429,513
 Class J...............    8,952,851     3,409,219     18,169,543     10,011,327
 Institutional.........    2,059,260     2,676,439     15,379,844     22,050,268
 Preferred.............      957,931         8,181      7,825,838      2,026,823
 Select................           --            --             --              1
Shares issued in
 acquistions:
 Advisors Preferred....           --            --      1,037,521      1,520,974
 Advisors Select.......           --            --      1,034,750      1,980,135
 Class J...............           --            --      5,487,717        689,174
 Institutional.........           --            --          8,703         16,163
 Preferred.............           --            --      1,096,063      1,495,958
 Select................           --            --      1,037,491      1,521,396
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....           --            --         10,130             --
 Advisors Select.......           --            --          6,109             --
 Class J...............           --           427          4,448             --
 Institutional.........           --         5,406         79,462        130,284
 Preferred.............           --            --         43,930          5,449
Shares redeemed:
 Advisors Preferred....     (184,304)      (83,802)    (3,924,695)       (79,793)
 Advisors Select.......           --            --     (3,922,152)      (146,749)
 Class J...............   (4,161,829)   (1,284,009)    (5,006,650)    (1,489,741)
 Institutional.........   (4,433,712)     (240,922)   (26,728,771)    (1,187,280)
 Preferred.............     (284,124)         (156)    (7,073,626)       (89,547)
 Select................           --            --     (3,447,620)            --
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    3,243,869     5,092,683      6,345,950     40,015,211
                         -----------   -----------   ------------    -----------
         Total Increase
             (Decrease)    7,631,379     4,763,553     12,872,636     35,931,986
NET ASSETS
Beginning of period....    9,590,315     4,826,762     43,630,549      7,698,563
                         -----------   -----------   ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $17,221,694   $ 9,590,315   $ 56,503,185    $43,630,549
                         ===========   ===========   ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    15,546   $        --   $    110,767    $    11,563
                         ===========   ===========   ============    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                          INTERNATIONAL             LARGECAP
                                             FUND II              BLEND FUND I
-------------------------------------------------------------------------------
                                       YEAR           YEAR           PERIOD
                                       ENDED          ENDED          ENDED
                                    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                       2003           2002         2003 /(A)/
                                   -------------  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating
 loss)...........................  $  2,164,734   $    452,723    $    91,039
Net realized gain (loss) from
 investment transactions and
 foreign currency transactions...    (3,905,671)    (5,941,680)       271,945
Change in unrealized
 appreciation/depreciation of
 investments and translation of
 assets and liabilities in
 foreign currencies..............    46,641,575     (9,048,941)     1,763,604
                                   ------------   ------------    -----------
   Net Increase (Decrease) in Net
 Assets Resulting from Operations    44,900,638    (14,537,898)     2,126,588
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Advisors Preferred..............            --         (3,994)            --
 Advisors Select.................            --         (2,575)            --
 Class J.........................            --         (1,823)           N/A
 Institutional...................            --        (26,415)            --
 Preferred.......................            --         (6,426)            --
 Select..........................            --         (5,485)            --
                                   ------------   ------------    -----------
Total Dividends and Distributions            --        (46,718)            --
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred..............     1,238,771      1,124,002        100,000
 Advisors Select.................       557,971         19,517        100,000
 Class J.........................     5,393,127      4,127,136            N/A
 Institutional...................   104,986,209    136,702,564      9,977,093
 Preferred.......................       358,536        455,693        100,000
 Select..........................       100,085             --        100,000
Shares issued in reinvestment of
 dividends and distributions:
 Class J.........................            --          1,719            N/A
 Institutional...................            --         17,995             --
Shares redeemed:
 Advisors Preferred..............      (512,356)      (575,954)            --
 Advisors Select.................      (297,370)      (588,128)            --
 Class J.........................    (2,496,337)      (606,060)           N/A
 Institutional...................   (56,451,982)    (7,311,089)      (110,343)
 Preferred.......................      (453,739)      (602,565)            --
 Select..........................      (244,115)      (574,750)            --
                                   ------------   ------------    -----------
   Net Increase (Decrease) in Net
        Assets from Capital Share
                     Transactions    52,178,800    132,190,080     10,266,750
                                   ------------   ------------    -----------
Redemption Fees - Class J........           306             --            N/A
                                   ------------   ------------    -----------
        Total Increase (Decrease)    97,079,744    117,605,464     12,393,338
NET ASSETS
Beginning of period..............   123,734,554      6,129,090             --
                                   ------------   ------------    -----------
End of period (including
 undistributed net investment
 income as set forth below)......  $220,814,298   $123,734,554    $12,393,338
                                   ============   ============    ===========
Undistributed (Overdistributed)
 Net Investment Income (Operating
 Loss)...........................  $  2,149,135   $     (7,640)   $    91,039
                                   ============   ============    ===========



/(a) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                              LARGECAP
                                 LARGECAP                  S&P 500 INDEX
                               GROWTH FUND                      FUND
----------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR            YEAR
                           ENDED         ENDED          ENDED           ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2003          2002          2003            2002
                        ------------  ------------  -------------  ---------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    72,739   $     3,629   $  2,459,626    $    475,400
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........   (4,020,503)   (2,721,236)       882,068      (1,770,758)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   12,052,315    (1,055,762)    49,881,119     (15,628,791)
                         -----------   -----------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    8,104,551    (3,773,369)    53,222,813     (16,924,149)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....           --            --        (55,265)         (5,468)
 Advisors Select.......           --            --        (21,408)         (3,847)
 Class J...............           --            --       (172,397)        (26,767)
 Institutional.........      (23,011)           --            (85)            (98)
 Preferred.............           --            --       (391,997)        (25,293)
 Select................           --            --         (9,229)         (7,450)
                         -----------   -----------   ------------    ------------
    Total Dividends and
          Distributions      (23,011)           --       (650,381)        (68,923)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....    2,642,708            --     32,543,398       6,541,754
 Advisors Select.......       58,608            --     20,172,969       1,364,233
 Class J...............    5,991,727     5,489,880     92,300,008      67,813,175
 Institutional.........   38,674,316    24,774,350    101,049,967              --
 Preferred.............    1,764,429     1,435,978     57,944,195      43,227,326
 Select................       30,388            --      3,108,260         260,147
Shares issued in
 acquisitions:
 Advisors Preferred....        9,974            --             --              --
 Advisors Select.......       99,696            --             --              --
 Class J...............    2,150,923            --             --              --
 Institutional.........      196,146            --             --              --
 Preferred.............      510,092            --             --              --
 Select................       14,848            --             --              --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....           --            --         50,010              --
 Advisors Select.......           --            --         17,680             356
 Class J...............           --            --        171,436          26,639
 Institutional.........       22,998            --             --              --
 Preferred.............           --            --        391,931          16,531
 Select................           --            --          2,341              --
Shares redeemed:
 Advisors Preferred....   (2,751,845)           --    (12,633,936)       (492,209)
 Advisors Select.......     (805,807)           --     (4,165,462)       (179,003)
 Class J...............   (2,029,915)     (728,417)   (18,188,489)     (8,960,865)
 Institutional.........   (7,953,858)     (569,906)    (2,508,822)             --
 Preferred.............   (2,447,402)     (310,544)   (15,750,303)     (9,639,350)
 Select................     (739,866)           --     (1,332,954)           (160)
                         -----------   -----------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   35,438,160    30,091,341    253,172,229      99,978,574
                         -----------   -----------   ------------    ------------
Redemption Fees - Class
 J.....................           --            --          1,280              --
                         -----------   -----------   ------------    ------------
         Total Increase
             (Decrease)   43,519,700    26,317,972    305,745,941      82,985,502
NET ASSETS
Beginning of period....   32,401,213     6,083,241    101,416,866      18,431,364
                         -----------   -----------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $75,920,913   $32,401,213   $407,162,807    $101,416,866
                         ===========   ===========   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    53,034   $     3,629   $  2,250,889    $    447,105
                         ===========   ===========   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                 LARGECAP                      MIDCAP
                                VALUE FUND                   BLEND FUND
---------------------------------------------------------------------------------
                            YEAR           YEAR          YEAR           YEAR
                            ENDED         ENDED         ENDED          ENDED
                         OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                            2003           2002          2003           2002
                        -------------  ------------  ------------  --------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    725,984   $   277,521   $   (34,442)   $    20,067
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      (886,746)   (3,038,449)    1,137,455       (732,518)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     8,756,109      (611,015)    6,669,090       (440,913)
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     8,595,347    (3,371,943)    7,772,103     (1,153,364)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....        (6,184)       (6,181)       (3,788)        (2,875)
 Advisors Select.......        (5,930)       (8,832)       (1,181)          (754)
 Class J...............        (3,746)       (2,399)       (3,280)            --
 Institutional.........      (335,770)      (37,850)          (38)           (80)
 Preferred.............       (26,155)       (9,775)       (4,296)        (6,775)
 Select................        (6,887)       (8,450)       (2,927)        (5,250)
Tax return of capital
 distributions:
 Advisors Preferred....            --            --        (5,075)            --
 Advisors Select.......            --            --        (1,583)            --
 Class J...............            --            --        (4,396)            --
 Institutional.........            --            --           (52)            --
 Preferred.............            --            --        (5,756)            --
 Select................            --            --        (3,923)            --
                         ------------   -----------   -----------    -----------
    Total Dividends and
          Distributions      (384,672)      (73,487)      (36,295)       (15,734)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....       386,880            --       771,106      1,179,281
 Advisors Select.......       711,600       103,443       123,523          6,364
 Class J...............     7,071,963     3,842,041    21,942,083     13,533,560
 Institutional.........    40,685,620    28,184,730            --             --
 Preferred.............       613,763     4,127,643     3,156,447        238,740
 Select................            --            --           331             --
Shares issued in
 acquisitions:
 Advisors Preferred....            --            --       646,073             --
 Advisors Select.......            --            --       644,268             --
 Class J...............            --            --     4,359,637             --
 Institutional.........            --            --       657,587             --
 Preferred.............            --            --       652,670             --
 Select................            --            --       650,149             --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....         1,280            --         4,188             --
 Advisors Select.......         2,914         4,791            24             --
 Class J...............         3,641         2,270         7,611             --
 Institutional.........       335,686        37,746            --             --
 Preferred.............        18,005            --         1,803             --
Shares redeemed:
 Advisors Preferred....    (1,323,076)           --      (418,697)       (92,014)
 Advisors Select.......      (899,277)     (409,628)       (9,389)          (776)
 Class J...............    (1,109,473)     (777,207)   (4,204,976)    (1,896,434)
 Institutional.........   (14,232,489)     (959,493)           --             --
 Preferred.............    (1,682,427)   (1,085,755)     (108,937)            --
 Select................    (1,129,267)           --          (173)            --
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    29,455,343    33,070,581    28,875,328     12,968,721
                         ------------   -----------   -----------    -----------
         Total Increase
             (Decrease)    37,666,018    29,625,151    36,611,136     11,799,623
NET ASSETS
Beginning of period....    38,632,828     9,007,677    19,042,997      7,243,374
                         ------------   -----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 76,298,846   $38,632,828   $55,654,133    $19,042,997
                         ============   ===========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    598,417   $   258,082   $        --    $    15,511
                         ============   ===========   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                              MIDCAP
                                  MIDCAP                  S&P 400 INDEX
                               GROWTH FUND                     FUND
--------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR           YEAR
                           ENDED         ENDED         ENDED          ENDED
                        OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                            2003          2002          2003           2002
                        ------------  ------------  ------------  --------------
--------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (88,778)  $   (65,795)  $    99,611    $    53,688
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      299,990    (1,917,981)      133,103         40,668
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    1,787,954      (680,355)    7,142,597     (2,107,304)
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    1,999,166    (2,664,131)    7,375,311     (2,012,948)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....           --            --        (4,339)        (4,546)
 Advisors Select.......           --            --        (1,404)        (2,264)
 Institutional.........           --            --           (73)           (93)
 Preferred.............           --            --       (54,171)        (8,585)
 Select................           --            --        (5,132)        (6,956)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....           --            --            --         (8,766)
 Advisors Select.......           --            --            --         (8,758)
 Class J...............           --            --            --        (19,685)
 Institutional.........           --            --            --            (69)
 Preferred.............           --            --            --         (8,834)
 Select................           --            --            --         (8,758)
                         -----------   -----------   -----------    -----------
    Total Dividends and
          Distributions           --            --       (65,119)       (77,314)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....       45,453            --     2,094,077        331,766
 Advisors Select.......      709,725        19,515     2,706,168        267,279
 Class J...............    6,057,585     5,261,041     6,122,254      6,160,011
 Institutional.........    6,133,206            --            --             --
 Preferred.............        9,809        11,213     9,525,056      8,426,340
 Select................           --            --     1,551,218         12,790
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....           --            --         1,409             --
 Advisors Select.......           --            --           316             --
 Class J...............           --            --            --         18,977
 Preferred.............           --            --        47,877            319
 Select................           --            --            27             --
Shares redeemed:
 Advisors Preferred....     (461,136)      (87,500)   (1,837,802)        (6,685)
 Advisors Select.......     (639,360)      (91,547)   (1,537,051)        (1,522)
 Class J...............   (1,732,390)     (794,572)   (1,542,421)    (1,030,707)
 Institutional.........     (513,037)           --            --             --
 Preferred.............     (437,660)      (92,426)   (4,703,177)    (1,469,772)
 Select................     (403,750)      (87,500)   (1,388,904)           (14)
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    8,768,445     4,138,224    11,039,047     12,708,782
                         -----------   -----------   -----------    -----------
         Total Increase
             (Decrease)   10,767,611     1,474,093    18,349,239     10,618,520
NET ASSETS
Beginning of period....    5,884,212     4,410,119    17,382,931      6,764,411
                         -----------   -----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $16,651,823   $ 5,884,212   $35,732,170    $17,382,931
                         ===========   ===========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --   $        --   $    83,063    $    49,035
                         ===========   ===========   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                               MONEY
                                  MIDCAP                       MARKET
                                VALUE FUND                      FUND
----------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR            YEAR
                           ENDED         ENDED          ENDED           ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2003          2002          2003            2002
                        ------------  ------------  -------------  ---------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    25,031   $    47,040   $    159,486    $    203,096
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      777,144    (1,068,905)            --              --
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    6,249,496      (656,290)            --              --
                         -----------   -----------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    7,051,671    (1,678,155)       159,486         203,096
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....       (3,150)       (6,156)       (10,250)         (9,714)
 Advisors Select.......          (38)       (3,791)        (9,419)         (4,954)
 Class J...............      (41,761)       (4,671)       (22,891)       (121,349)
 Institutional.........         (104)         (103)       (89,140)         (9,555)
 Preferred.............         (109)      (10,125)       (27,734)        (56,275)
 Select................          (75)       (8,662)           (52)         (1,249)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....           --       (33,179)            --              --
 Advisors Select.......           --       (33,178)            --              --
 Class J...............           --      (113,241)            --              --
 Institutional.........           --          (251)            --              --
 Preferred.............           --       (33,150)            --              --
 Select................           --       (33,150)            --              --
                         -----------   -----------   ------------    ------------
    Total Dividends and
          Distributions      (45,237)     (279,657)      (159,486)       (203,096)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....      557,900       622,917     11,761,656       8,690,975
 Advisors Select.......       79,780            --     45,537,759         587,541
 Class J...............   25,176,789    22,038,559    105,081,568      42,715,709
 Institutional.........      158,267            --     22,965,685       1,682,840
 Preferred.............      101,591         1,055     33,331,472       2,496,062
 Select................       36,257            --      1,072,854              --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....        3,094            --         10,201           5,553
 Advisors Select.......           --            --          9,301           4,047
 Class J...............       41,539       114,911         22,403         119,305
 Institutional.........           --            --         89,086           9,472
 Preferred.............           23            --         27,455           9,359
 Select................           --            --              4              --
Shares redeemed:
 Advisors Preferred....     (921,038)     (554,831)    (9,260,912)     (6,726,437)
 Advisors Select.......     (717,320)     (500,000)   (40,616,350)       (695,049)
 Class J...............   (5,124,912)   (2,619,657)   (46,566,722)    (13,308,845)
 Institutional.........      (76,851)           --       (893,755)       (355,877)
 Preferred.............     (742,887)     (500,597)   (26,877,124)     (5,256,482)
 Select................     (723,387)     (500,000)    (1,072,600)        (90,000)
                         -----------   -----------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   17,848,845    18,102,357     94,621,981      29,888,173
                         -----------   -----------   ------------    ------------
         Total Increase
             (Decrease)   24,855,279    16,144,545     94,621,981      29,888,173
NET ASSETS
Beginning of period....   24,232,079     8,087,534     42,909,826      13,021,653
                         -----------   -----------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $49,087,358   $24,232,079   $137,531,807    $ 42,909,826
                         ===========   ===========   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    10,817   $    37,296   $         --    $         --
                         ===========   ===========   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                  PARTNERS                     PARTNERS
                                  LARGECAP                     LARGECAP
                                 BLEND FUND                  BLEND FUND I
----------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR           YEAR
                            ENDED          ENDED         ENDED          ENDED
                         OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                            2003           2002           2003           2002
                        -------------  -------------  ------------  --------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  2,794,842   $    793,876   $    60,409    $    32,737
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........    (1,818,118)    (6,948,453)   (1,126,832)    (1,673,925)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    41,418,701     (5,061,993)    4,104,390     (1,232,923)
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    42,395,425    (11,216,570)    3,037,967     (2,874,111)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....            --         (1,530)       (6,686)        (4,725)
 Advisors Select.......            --             --        (2,490)        (3,015)
 Class J...............            --             --       (13,416)        (4,405)
 Institutional.........      (974,528)      (136,961)          (73)           (94)
 Preferred.............       (22,152)        (4,504)      (12,382)        (7,863)
 Select................        (1,374)        (3,353)       (5,300)        (6,637)
                         ------------   ------------   -----------    -----------
    Total Dividends and
          Distributions      (998,054)      (146,348)      (40,347)       (26,739)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....    12,492,301        263,046       507,060        679,772
 Advisors Select.......    10,349,350        889,737     1,915,677              2
 Class J...............    15,332,248      6,060,083     6,858,015      9,462,754
 Institutional.........   136,545,203    150,526,683            --             --
 Preferred.............    19,176,211      4,271,997     1,398,901        935,645
 Select................     1,207,517             --            --             --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....            --             --         2,823             --
 Class J...............            --             --        13,315          4,306
 Institutional.........       974,528        129,941            --             --
 Preferred.............        22,152             --         6,157             --
 Select................             3             --            --             --
Shares redeemed:
 Advisors Preferred....    (2,562,591)          (432)     (171,885)       (86,767)
 Advisors Select.......    (1,337,090)      (342,679)     (721,663)            --
 Class J...............    (1,749,665)      (750,141)   (1,855,941)    (1,356,664)
 Institutional.........   (22,191,183)   (16,670,717)           --             --
 Preferred.............    (3,591,148)    (1,350,861)     (345,468)       (55,910)
 Select................       (48,400)            --            --             --
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   164,619,436    143,026,657     7,606,991      9,583,138
                         ------------   ------------   -----------    -----------
         Total Increase
             (Decrease)   206,016,807    131,663,739    10,604,611      6,682,288
NET ASSETS
Beginning of period....   150,929,107     19,265,368    13,061,771      6,379,483
                         ------------   ------------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $356,945,914   $150,929,107   $23,666,382    $13,061,771
                         ============   ============   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $  2,486,870   $    730,071   $    44,708    $    26,110
                         ============   ============   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                   PARTNERS                PARTNERS
                                LARGECAP GROWTH        LARGECAP GROWTH
                                     FUND                   FUND I
-------------------------------------------------------------------------------
                                    PERIOD           YEAR            YEAR
                                     ENDED           ENDED           ENDED
                                  OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                  2003 /(A)/         2003            2002
                                ---------------  -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).............    $   (6,084)    $  1,483,431    $    334,094
Net realized gain (loss) from
 investment transactions and
 foreign currency transactions       (27,586)      (8,407,841)    (50,158,382)
Change in unrealized
 appreciation/depreciation of
 investments and translation
 of assets and liabilities in
 foreign currencies...........     1,224,145       77,854,572      (4,609,606)
                                  ----------     ------------    ------------
Net Increase (Decrease) in Net
         Assets Resulting from
                    Operations     1,190,475       70,930,162     (54,433,894)
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Institutional................            --         (600,077)             --
                                  ----------     ------------    ------------
           Total Dividends and
                 Distributions            --         (600,077)             --
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred...........       100,000       19,797,942       4,114,416
 Advisors Select..............       100,000       18,295,440       2,086,027
 Class J......................     2,826,745        5,856,524       4,863,513
 Institutional................     4,500,000      236,022,204     345,532,196
 Preferred....................       100,000       15,480,987      20,036,356
 Select.......................       100,000        1,901,809         175,154
Shares issued in reinvestment
 of dividends and
 distributions:
 Institutional................            --          600,077              --
Shares redeemed:
 Advisors Preferred...........            --       (6,415,121)        (29,291)
 Advisors Select..............            --       (5,207,467)       (913,140)
 Class J......................      (415,686)      (1,449,059)       (699,369)
 Institutional................            --      (73,831,280)    (15,397,600)
 Preferred....................            --       (9,927,459)     (4,763,469)
 Select.......................            --       (1,053,253)             --
                                  ----------     ------------    ------------
Net Increase (Decrease) in Net
     Assets from Capital Share
                  Transactions     7,311,059      200,071,344     355,004,793
                                  ----------     ------------    ------------
     Total Increase (Decrease)     8,501,534      270,401,429     300,570,899
NET ASSETS
Beginning of period...........            --      315,909,355      15,338,456
                                  ----------     ------------    ------------
End of period (including
 undistributed net investment
 income as set forth below)...    $8,501,534     $586,310,784    $315,909,355
                                  ==========     ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income (Operating
 Loss)........................    $       --     $  1,215,142    $    334,094
                                  ==========     ============    ============



/(a) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                 PARTNERS                      PARTNERS
                             LARGECAP GROWTH                LARGECAP VALUE
                                 FUND II                         FUND
------------------------------------------------------------------------------------
                            YEAR          YEAR           YEAR             YEAR
                           ENDED         ENDED           ENDED            ENDED
                        OCTOBER 31,   OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                            2003          2002           2003             2002
                        ------------  ------------  ---------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (57,618)  $   (38,091)  $   13,404,161    $  4,091,578
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........    1,483,766    (1,261,795)     (15,381,551)     (7,740,401)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    5,923,629       (30,177)     169,453,378     (75,745,607)
                         -----------   -----------   --------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    7,349,777    (1,330,063)     167,475,988     (79,394,430)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....           --            --          (15,684)             --
 Advisors Select.......           --            --          (12,523)             --
 Class J...............           --            --           (5,502)             --
 Institutional.........           --            --       (5,633,205)       (198,033)
 Preferred.............           --            --          (97,962)         (3,241)
 Select................           --            --           (6,613)         (1,892)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....           --            --               --          (4,097)
 Advisors Select.......           --            --               --          (4,097)
 Class J...............           --            --               --          (4,203)
 Institutional.........           --            --               --        (114,771)
 Preferred.............           --            --               --          (4,115)
 Select................           --            --               --          (4,093)
                         -----------   -----------   --------------    ------------
    Total Dividends and
          Distributions           --            --       (5,771,489)       (338,542)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....    4,275,320            --       11,714,257       1,770,110
 Advisors Select.......    1,143,580            --        9,060,514       4,236,318
 Class J...............    1,993,524     2,787,493       10,899,086       6,720,463
 Institutional.........   49,493,627     2,007,398      413,096,143     510,565,455
 Preferred.............       46,494       210,962       19,542,027      14,148,076
 Select................           --            --          930,292          40,598
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....           --            --           11,338              --
 Advisors Select.......           --            --            9,819              --
 Class J...............           --            --            5,495           3,833
 Institutional.........           --            --        5,633,205         302,573
 Preferred.............           --            --           97,962              40
 Select................           --            --              318              --
Shares redeemed:
 Advisors Preferred....     (430,430)           --       (4,242,152)        (63,136)
 Advisors Select.......      (51,528)           --       (2,611,514)     (1,110,524)
 Class J...............     (686,628)     (464,225)      (2,064,688)       (803,304)
 Institutional.........   (2,137,075)   (1,686,846)     (47,810,522)    (15,710,771)
 Preferred.............      (58,767)          (20)      (8,091,601)     (3,653,605)
 Select................           --            --       (1,188,271)             --
                         -----------   -----------   --------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   53,588,117     2,854,762      404,991,708     516,446,126
                         -----------   -----------   --------------    ------------
         Total Increase
             (Decrease)   60,937,894     1,524,699      566,696,207     436,713,154
NET ASSETS
Beginning of period....    8,372,951     6,848,252      465,515,362      28,802,208
                         -----------   -----------   --------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $69,310,845   $ 8,372,951   $1,032,211,569    $465,515,362
                         ===========   ===========   ==============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    (4,022)  $     2,044   $   11,375,862    $  3,975,344
                         ===========   ===========   ==============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                 PARTNERS                    PARTNERS
                                  MIDCAP                      MIDCAP
                               GROWTH FUND                  VALUE FUND
---------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR            YEAR
                           ENDED         ENDED          ENDED          ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                            2003          2002          2003            2002
                        ------------  ------------  -------------  --------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  (155,538)  $   (77,945)  $    (55,902)   $   (42,852)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........    1,081,551    (1,310,316)     2,471,027       (582,094)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    3,457,603       (31,521)    16,896,198     (1,507,179)
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    4,383,616    (1,419,782)    19,311,323     (2,132,125)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Institutional.........           --            --             --         (5,746)
 Preferred.............           --            --             --            (95)
Tax return of capital
 distributions:
 Institutional.........           --            --             --         (6,321)
 Preferred.............           --            --             --           (105)
                         -----------   -----------   ------------    -----------
    Total Dividends and
          Distributions           --            --             --        (12,267)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....    3,134,250       606,805      2,235,869        489,123
 Advisors Select.......    2,066,500           226      1,458,990        407,687
 Class J...............    6,738,949     3,255,625      6,994,970      4,909,701
 Institutional.........           --            --     48,919,055     22,729,373
 Preferred.............    6,962,867       856,395      1,412,325        730,505
 Select................           --            --        408,866             --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Institutional.........           --            --             --          9,167
Shares redeemed:
 Advisors Preferred....     (885,192)      (12,793)    (1,024,185)          (689)
 Advisors Select.......     (769,974)           --       (125,046)      (187,093)
 Class J...............   (1,594,168)     (512,666)    (1,359,336)      (788,079)
 Institutional.........           --            --     (6,692,002)    (2,868,689)
 Preferred.............   (1,819,588)     (288,356)      (346,342)      (119,377)
 Select................     (375,000)           --        (60,288)            --
                         -----------   -----------   ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   13,458,644     3,905,236     51,822,876     25,311,629
                         -----------   -----------   ------------    -----------
         Total Increase
             (Decrease)   17,842,260     2,485,454     71,134,199     23,167,237
NET ASSETS
Beginning of period....    6,415,058     3,929,604     30,826,146      7,658,909
                         -----------   -----------   ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $24,257,318   $ 6,415,058   $101,960,345    $30,826,146
                         ===========   ===========   ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $        --   $        --   $         --    $        --
                         ===========   ===========   ============    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                    PARTNERS               PARTNERS
                                 SMALLCAP BLEND        SMALLCAP GROWTH
                                      FUND                  FUND I
-------------------------------------------------------------------------------
                                     PERIOD          YEAR            YEAR
                                     ENDED           ENDED           ENDED
                                  OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                   2003 /(A)/        2003            2002
                                 --------------  -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss)..............   $   (3,136)    $   (755,411)   $   (533,459)
Net realized gain (loss) from
 investment transactions and
 foreign currency transactions.      371,194      (10,836,677)    (27,071,126)
Change in unrealized
 appreciation/depreciation of
 investments and translation of
 assets and liabilities in
 foreign currencies............      784,035       26,552,460      (9,734,952)
                                  ----------     ------------    ------------
 Net Increase (Decrease) in Net
          Assets Resulting from
                     Operations    1,152,093       14,960,372     (37,339,537)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred............      120,271        1,120,026         562,686
 Advisors Select...............      100,000          102,439         349,582
 Class J.......................          N/A        4,068,125       1,829,621
 Institutional.................    3,921,113       38,593,833     126,413,558
 Preferred.....................      100,000          968,872       1,073,285
 Select........................      100,000            1,425               3
Shares redeemed:
 Advisors Preferred............      (21,953)        (387,000)         (1,253)
 Advisors Select...............           --          (58,023)        (67,438)
 Class J.......................          N/A         (755,286)       (307,733)
 Institutional.................      (60,634)     (81,947,392)     (4,131,191)
 Preferred.....................           --         (596,383)       (757,364)
                                  ----------     ------------    ------------
 Net Increase (Decrease) in Net
      Assets from Capital Share
                   Transactions    4,258,797      (38,889,364)    124,963,756
                                  ----------     ------------    ------------
      Total Increase (Decrease)    5,410,890      (23,928,992)     87,624,219
NET ASSETS
Beginning of period............           --       96,467,840       8,843,621
                                  ----------     ------------    ------------
End of period (including
 undistributed net investment
 income as set forth below)....   $5,410,890     $ 72,538,848    $ 96,467,840
                                  ==========     ============    ============
Undistributed (Overdistributed)
 Net Investment Income
 (Operating Loss)..............   $       --     $         --    $         --
                                  ==========     ============    ============



/(a) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                 PARTNERS                      PARTNERS
                                 SMALLCAP                      SMALLCAP
                              GROWTH FUND II                  VALUE FUND
-----------------------------------------------------------------------------------
                            YEAR           YEAR          YEAR            YEAR
                            ENDED         ENDED          ENDED           ENDED
                         OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                            2003           2002          2003            2002
                        -------------  ------------  -------------  ---------------
-----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   (522,821)  $   (56,184)  $   (176,716)   $   (230,326)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........     2,317,936      (343,678)   (13,370,590)      1,031,666
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    38,587,547        52,853     63,940,966     (32,917,195)
                         ------------   -----------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    40,382,662      (347,009)    50,393,660     (32,115,855)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....            --            --        (11,437)        (12,383)
 Advisors Select.......            --            --        (14,361)        (12,383)
 Class J...............            --            --        (49,288)        (25,930)
 Institutional.........            --            --     (1,367,832)       (112,291)
 Preferred.............            --            --        (68,010)        (12,383)
 Select................            --            --         (7,774)        (12,383)
                         ------------   -----------   ------------    ------------
    Total Dividends and
          Distributions            --            --     (1,518,702)       (187,753)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....     3,302,224       845,438      4,624,961         195,507
 Advisors Select.......     2,008,187            --      1,240,922         664,924
 Class J...............     1,962,865     1,153,569      1,367,251       5,341,162
 Institutional.........   133,647,402     7,163,550     70,044,979     168,844,037
 Preferred.............     1,610,552       110,735      8,586,227       6,107,723
 Select................       112,284            --          3,452              --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....            --            --          3,663              --
 Advisors Select.......            --            --          6,587              --
 Class J...............            --            --         41,625          13,695
 Institutional.........            --            --      1,367,832          99,907
 Preferred.............            --            --         60,236              --
Shares redeemed:
 Advisors Preferred....    (2,090,492)       (2,174)    (2,474,354)         (9,008)
 Advisors Select.......      (776,465)           --     (1,151,590)        (34,400)
 Class J...............      (446,945)     (173,299)    (1,976,338)     (1,100,805)
 Institutional.........   (16,696,006)   (1,298,377)   (73,093,297)    (10,659,704)
 Preferred.............      (854,132)           --     (5,273,900)       (461,455)
 Select................      (628,079)           --       (872,048)             --
                         ------------   -----------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   121,151,395     7,799,442      2,506,208     169,001,583
                         ------------   -----------   ------------    ------------
         Total Increase
             (Decrease)   161,534,057     7,452,433     51,381,166     136,697,975
NET ASSETS
Beginning of period....    11,425,237     3,972,804    147,179,318      10,481,343
                         ------------   -----------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $172,959,294   $11,425,237   $198,560,484    $147,179,318
                         ============   ===========   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $         --   $        --   $         --    $         --
                         ============   ===========   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                      PARTNERS
                                      SMALLCAP             PREFERRED
                                    VALUE FUND I        SECURITIES FUND
-------------------------------------------------------------------------------
                                       PERIOD         YEAR           PERIOD
                                       ENDED          ENDED          ENDED
                                    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                     2003 /(A)/       2003         2002 /(B)/
                                    ------------  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating
 loss)............................  $   186,545   $  4,309,587    $   297,612
Net realized gain (loss) from
 investment transactions and
 foreign currency transactions....    2,319,172        114,672       (125,273)
Change in unrealized
 appreciation/depreciation of
 investments and translation of
 assets and liabilities in foreign
 currencies.......................   11,243,533      2,335,606          8,365
                                    -----------   ------------    -----------
    Net Increase (Decrease) in Net
  Assets Resulting from Operations   13,749,250      6,759,865        180,704
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment income:
 Institutional....................           --       (474,759)            --
                                    -----------   ------------    -----------
 Total Dividends and Distributions           --       (474,759)            --
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred...............      211,190            N/A            N/A
 Advisors Select..................      652,780            N/A            N/A
 Institutional....................   44,907,315    113,124,282     12,995,787
 Preferred........................      157,207            N/A            N/A
 Select...........................      102,156            N/A            N/A
Shares issued in reinvestment of
 dividends and distributions:
 Institutional....................           --        473,802             --
Shares redeemed:
 Advisors Preferred...............       (1,068)           N/A            N/A
 Advisors Select..................      (13,459)           N/A            N/A
 Institutional....................   (7,267,358)   (10,904,438)      (327,526)
 Preferred........................       (5,069)           N/A            N/A
                                    -----------   ------------    -----------
    Net Increase (Decrease) in Net
         Assets from Capital Share
                      Transactions   38,743,694    102,693,646     12,668,261
                                    -----------   ------------    -----------
         Total Increase (Decrease)   52,492,944    108,978,752     12,848,965
NET ASSETS
Beginning of period...............           --     12,848,965             --
                                    -----------   ------------    -----------
End of period (including
 undistributed net investment
 income as set forth below).......  $52,492,944   $121,827,717    $12,848,965
                                    ===========   ============    ===========
Undistributed (Overdistributed)
 Net Investment Income (Operating
 Loss)............................  $   185,930   $  4,109,786    $   297,612
                                    ===========   ============    ===========



/(a) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(b) /Period from May 1, 2002, date operations commenced, through October 31,
  2002.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                 PRINCIPAL                    PRINCIPAL
                                 LIFETIME                     LIFETIME
                                 2010 FUND                    2020 FUND
----------------------------------------------------------------------------------
                            YEAR           YEAR          YEAR            YEAR
                            ENDED         ENDED          ENDED          ENDED
                         OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                            2003           2002          2003            2002
                        -------------  ------------  -------------  --------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  1,041,574   $   609,045   $  1,181,587    $   582,731
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........    (1,729,798)      (87,727)    (2,835,664)       (56,499)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    13,682,253    (1,899,911)    21,726,478     (3,337,449)
                         ------------   -----------   ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    12,994,029    (1,378,593)    20,072,401     (2,811,217)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....       (27,195)         (101)       (17,298)           (80)
 Advisors Select.......          (109)          (84)          (520)           (63)
 Class J...............       (37,407)       (6,653)       (45,752)        (9,377)
 Institutional.........      (735,370)     (126,781)      (774,573)       (88,640)
 Preferred.............        (6,288)         (132)       (12,476)          (112)
 Select................          (121)         (120)          (100)          (100)
                         ------------   -----------   ------------    -----------
    Total Dividends and
          Distributions      (806,490)     (133,871)      (850,719)       (98,372)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....     1,274,869     2,481,138      1,982,679      2,153,340
 Advisors Select.......     1,618,392         2,204      1,870,501         63,748
 Class J...............    21,539,916     5,406,654     36,175,105      9,481,628
 Institutional.........    69,731,946    33,474,531     90,063,689     42,392,337
 Preferred.............       910,504       341,003      2,028,426        723,221
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....        27,092            --         17,216             --
 Advisors Select.......            22            --            454             --
 Class J...............        36,815         6,008         45,069          8,932
 Institutional.........       735,212       126,623        774,439         88,502
 Preferred.............         6,155            --         12,366             --
Shares redeemed:
 Advisors Preferred....      (446,760)       (3,432)      (207,147)      (208,430)
 Advisors Select.......       (20,070)           --       (132,478)            --
 Class J...............    (1,557,716)     (611,634)    (3,518,543)    (1,419,700)
 Institutional.........    (3,191,494)   (1,484,274)    (1,894,950)      (751,462)
 Preferred.............      (140,547)      (17,064)      (277,491)        (8,024)
                         ------------   -----------   ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    90,524,336    39,721,757    126,939,335     52,524,092
                         ------------   -----------   ------------    -----------
         Total Increase
             (Decrease)   102,711,875    38,209,293    146,161,017     49,614,503
NET ASSETS
Beginning of period....    43,075,147     4,865,854     53,626,619      4,012,116
                         ------------   -----------   ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $145,787,022   $43,075,147   $199,787,636    $53,626,619
                         ============   ===========   ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    746,560   $   511,476   $    831,672    $   500,804
                         ============   ===========   ============    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                 PRINCIPAL                   PRINCIPAL
                                 LIFETIME                     LIFETIME
                                 2030 FUND                   2040 FUND
---------------------------------------------------------------------------------
                            YEAR           YEAR          YEAR           YEAR
                            ENDED         ENDED         ENDED          ENDED
                         OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                            2003           2002          2003           2002
                        -------------  ------------  ------------  --------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    835,468   $   356,742   $   180,460    $   140,759
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........    (2,807,088)     (159,503)   (1,356,081)       (86,118)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    22,676,943    (2,945,544)    8,543,810     (1,729,228)
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    20,705,323    (2,748,305)    7,368,189     (1,674,587)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....        (3,753)          (86)         (245)           (79)
 Advisors Select.......           (57)          (70)         (202)           (61)
 Class J...............        (7,757)       (9,705)           --         (3,139)
 Institutional.........      (953,647)      (78,186)     (195,010)       (55,389)
 Preferred.............       (11,864)         (118)       (1,794)          (111)
 Select................           (67)         (106)          (59)           (99)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....            --            --           (23)            (5)
 Advisors Select.......            --            --           (30)            (5)
 Class J...............            --            --        (1,780)          (286)
 Institutional.........            --            --        (8,287)        (1,952)
 Preferred.............            --            --          (104)            (5)
 Select................            --            --            (4)            (5)
                         ------------   -----------   -----------    -----------
    Total Dividends and
          Distributions      (977,145)      (88,271)     (207,538)       (61,136)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....     1,045,133       670,716       274,118         41,424
 Advisors Select.......     3,269,461         4,136       445,975         56,181
 Class J...............    27,221,904     8,263,082     8,818,280      3,687,049
 Institutional.........   115,536,231    32,510,666    27,971,645     14,345,201
 Preferred.............     3,399,524       945,392       725,972        195,635
Shares issued in
 acquisitions:
 Advisors Preferred....       449,755            --            --             --
 Advisors Select.......       450,550            --            --             --
 Class J...............    20,353,448            --            --             --
 Institutional.........         8,832            --            --             --
 Preferred.............       538,472            --            --             --
 Select................       450,438            --            --             --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....         3,703            --           222             --
 Advisors Select.......            21            --           201             --
 Class J...............         7,546         9,177         1,729          2,944
 Institutional.........       953,513        78,043       203,200         57,199
 Preferred.............        11,780            --         1,824             --
Shares redeemed:
 Advisors Preferred....      (545,703)      (19,875)      (28,608)          (106)
 Advisors Select.......      (988,544)           --      (135,695)        (1,458)
 Class J...............    (3,928,454)     (831,753)   (1,047,332)      (378,435)
 Institutional.........   (15,324,860)   (2,435,291)   (1,499,412)      (682,651)
 Preferred.............    (1,253,607)      (47,389)     (121,752)        (2,627)
 Select................      (450,044)           --            --             --
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   151,209,099    39,146,904    35,610,367     17,320,356
                         ------------   -----------   -----------    -----------
         Total Increase
             (Decrease)   170,937,277    36,310,328    42,771,018     15,584,633
NET ASSETS
Beginning of period....    41,003,889     4,693,561    18,935,762      3,351,129
                         ------------   -----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $211,941,166   $41,003,889   $61,706,780    $18,935,762
                         ============   ===========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    142,562   $   284,239   $    71,920    $    88,770
                         ============   ===========   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                PRINCIPAL                  PRINCIPAL
                                LIFETIME               LIFETIME STRATEGIC
                                2050 FUND                 INCOME FUND
-------------------------------------------------------------------------------
                            YEAR         YEAR          YEAR           YEAR
                           ENDED         ENDED        ENDED          ENDED
                        OCTOBER 31,   OCTOBER 31,  OCTOBER 31,    OCTOBER 31,
                            2003         2002          2003           2002
                        ------------  -----------  ------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    51,095   $   53,927   $   495,142    $   205,259
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........     (732,256)      (6,905)     (405,111)       (22,598)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    4,236,047     (895,410)    4,569,603       (378,340)
                         -----------   ----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    3,554,886     (848,388)    4,659,634       (195,679)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....          (64)         (82)       (5,942)          (121)
 Advisors Select.......           (9)         (66)          (96)          (103)
 Class J...............           --       (2,555)       (3,329)        (1,369)
 Institutional.........      (59,823)     (37,009)     (279,459)       (43,949)
 Preferred.............         (227)        (114)       (2,174)          (151)
 Select................          (35)        (102)          (98)          (139)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....           (5)          --          (389)            --
 Advisors Select.......           (3)          --            (8)            --
 Class J...............         (170)          --          (486)            --
 Institutional.........       (1,384)          --       (10,173)            --
 Preferred.............           (7)          --           (99)            --
 Select................           (2)          --            (5)            --
                         -----------   ----------   -----------    -----------
    Total Dividends and
          Distributions      (61,729)     (39,928)     (302,258)       (45,832)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....       86,069           80       344,018        960,852
 Advisors Select.......       94,013        9,435       233,470          5,191
 Class J...............      873,916      733,405     7,757,929        846,630
 Institutional.........   22,667,305    5,117,090    33,627,530     17,410,240
 Preferred.............      833,634       26,573     1,144,651        139,425
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....           47           --         6,246             --
 Advisors Select.......            6           --            36             --
 Class J...............          154        2,075         3,456            529
 Institutional.........       61,137       36,870       289,493         43,770
 Preferred.............          188           --         2,157             --
Shares redeemed:
 Advisors Preferred....      (10,766)          --      (135,442)      (198,729)
 Advisors Select.......       (4,748)      (1,436)      (15,583)            --
 Class J...............     (216,775)    (111,039)     (557,671)      (174,693)
 Institutional.........   (1,332,320)    (612,521)   (3,342,462)    (1,954,168)
 Preferred.............     (136,267)        (933)     (192,678)        (1,592)
 Select................           --           --            --             (2)
                         -----------   ----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   22,915,593    5,199,599    39,165,150     17,077,453
                         -----------   ----------   -----------    -----------
         Total Increase
             (Decrease)   26,408,750    4,311,283    43,522,526     16,835,942
NET ASSETS
Beginning of period....    6,885,714    2,574,431    18,603,251      1,767,309
                         -----------   ----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $33,294,464   $6,885,714   $62,125,777    $18,603,251
                         ===========   ==========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    10,817   $   19,880   $   377,924    $   173,880
                         ===========   ==========   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                REAL ESTATE                   SMALLCAP
                                   FUND                      BLEND FUND
---------------------------------------------------------------------------------
                            YEAR           YEAR          YEAR           YEAR
                            ENDED         ENDED         ENDED          ENDED
                         OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                            2003           2002          2003           2002
                        -------------  ------------  ------------  --------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  3,574,768   $   603,375   $  (106,173)   $   (36,511)
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........     2,116,969      (127,824)    1,470,593     (1,534,144)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    26,132,411      (702,319)   11,421,214     (1,925,349)
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    31,824,148      (226,768)   12,785,634     (3,496,004)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....      (113,506)      (42,791)           --           (506)
 Advisors Select.......       (25,979)      (41,730)           --             --
 Class J...............      (480,317)      (93,834)           --             --
 Institutional.........          (347)         (408)           --            (59)
 Preferred.............      (168,973)      (47,320)           --         (4,349)
 Select................       (23,241)      (45,362)           --         (2,813)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....            --            --            --         (2,329)
 Advisors Select.......            --            --            --         (2,365)
 Class J...............            --            --            --         (6,064)
 Institutional.........            --            --            --            (18)
 Preferred.............            --            --            --         (2,325)
 Select................            --            --            --         (2,327)
Tax return of capital
 distributions:
 Advisors Preferred....            --            --            --            (70)
 Institutional.........            --            --            --             (8)
 Preferred.............            --            --            --           (601)
 Select Class..........            --            --            --           (389)
                         ------------   -----------   -----------    -----------
    Total Dividends and
          Distributions      (812,363)     (271,445)           --        (24,223)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....     5,421,920     3,371,191       841,919      1,096,709
 Advisors Select.......     5,052,165       182,598       185,753         30,028
 Class J...............    29,226,559    22,469,658    25,604,464     19,496,939
 Institutional.........    90,453,415            --     2,602,482      4,993,898
 Preferred.............    15,390,585     5,308,219     4,850,690        219,552
 Select................       201,415        56,150           629             --
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Preferred....        93,339            --            --             --
 Advisors Select.......         7,236         1,355            --             36
 Class J...............       476,813        90,836            --          5,868
 Preferred.............       146,324           295            --             --
 Select................         1,530            --            --             --
Shares redeemed:
 Advisors Preferred....    (3,258,182)     (761,740)     (364,988)    (1,243,774)
 Advisors Select.......    (1,959,251)     (635,302)      (41,648)    (1,183,744)
 Class J...............    (7,384,770)   (3,894,040)   (5,265,893)    (2,302,685)
 Institutional.........    (8,281,174)           --       (83,298)        (2,445)
 Preferred.............    (5,445,926)   (1,265,328)     (227,720)    (1,183,531)
 Select................      (851,765)     (625,058)         (231)    (1,182,941)
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   119,290,233    24,298,834    28,102,159     18,743,910
                         ------------   -----------   -----------    -----------
         Total Increase
             (Decrease)   150,302,018    23,800,621    40,887,793     15,223,683
NET ASSETS
Beginning of period....    31,171,697     7,371,076    23,015,451      7,791,768
                         ------------   -----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $181,473,715   $31,171,697   $63,903,244    $23,015,451
                         ============   ===========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $  3,294,467   $   532,062   $        --    $        --
                         ============   ===========   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                             SMALLCAP
                                 SMALLCAP                    S&P 600
                               GROWTH FUND                  INDEX FUND
--------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR           YEAR
                           ENDED         ENDED         ENDED          ENDED
                        OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                            2003          2002          2003           2002
                        ------------  ------------  ------------  --------------
--------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  (124,469)  $   (81,622)  $    59,771    $    10,530
Net realized gain
 (loss) from
 investment
 transactions and
 foreign currency
 transactions.........      429,322    (4,404,099)      473,186       (510,014)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    4,384,994       151,985    11,746,457     (2,064,514)
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    4,689,847    (4,333,736)   12,279,414     (2,563,998)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income:
 Advisors Preferred....           --            --            --           (138)
 Institutional.........           --            --           (41)           (60)
 Preferred.............           --            --       (13,215)        (4,595)
 Select................           --            --           (35)        (2,852)
From net realized gain
 on investments and
 foreign currency
 transactions:
 Advisors Preferred....           --       (44,671)           --        (17,289)
 Advisors Select.......           --       (45,576)           --        (17,303)
 Class J...............           --       (78,414)           --        (30,601)
 Institutional.........           --       (36,811)           --           (127)
 Preferred.............           --       (44,588)           --        (17,372)
 Select................           --       (44,587)           --        (17,289)
                         -----------   -----------   -----------    -----------
    Total Dividends and
          Distributions           --      (294,647)      (13,291)      (107,626)
CAPITAL SHARE
 TRANSACTIONS
Shares sold:
 Advisors Preferred....        2,148             6     3,583,994        166,952
 Advisors Select.......        8,822        62,486     2,229,382        912,422
 Class J...............   11,601,368     6,474,485     8,616,497      7,407,825
 Institutional.........    4,527,936     5,305,715    14,828,446             --
 Preferred.............       98,058        92,145    11,204,367      9,877,478
 Select................           --            --     1,000,610         51,538
Shares issued in
 reinvestment of
 dividends and
 distributions:
 Advisors Select.......           --           947            --             --
 Class J...............           --        74,425            --         29,332
 Institutional.........           --        36,425            --             --
 Preferred.............           --            --        13,197            143
 Select................           --            --            28             --
Shares redeemed:
 Advisors Preferred....       (2,135)           --    (1,308,176)      (685,251)
 Advisors Select.......       (2,044)      (56,779)     (978,066)      (765,550)
 Class J...............   (2,832,249)   (1,437,793)   (1,878,012)    (1,115,413)
 Institutional.........   (8,544,100)     (202,338)     (328,105)            --
 Preferred.............      (21,698)      (41,504)   (5,818,937)    (2,945,557)
 Select................           --            --      (702,865)      (675,056)
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    4,836,106    10,308,220    30,462,360     12,258,863
                         -----------   -----------   -----------    -----------
         Total Increase
             (Decrease)    9,525,953     5,679,837    42,728,483      9,587,239
NET ASSETS
Beginning of period....   11,368,174     5,688,337    16,646,456      7,059,217
                         -----------   -----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $20,894,127   $11,368,174   $59,374,939    $16,646,456
                         ===========   ===========   ===========    ===========
Undistributed Net
 Investment Income
 (Operating Loss)......  $        --   $        --   $    56,004    $     9,589
                         ===========   ===========   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           SMALLCAP
                                                          VALUE FUND
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2003            2002
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $     34,614    $    70,525
Net realized gain (loss) from investment
 transactions and foreign currency transactions.       918,905        (84,458)
Change in unrealized appreciation/depreciation
 of investments and translation of assets
   and liabilities in foreign currencies........     4,713,109       (747,433)
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations     5,666,628       (761,366)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
 Advisors Preferred.............................          (434)        (5,129)
 Advisors Select................................            --         (2,627)
 Institutional..................................       (78,481)       (19,221)
 Preferred......................................        (3,760)        (9,313)
 Select.........................................        (1,783)        (7,644)
From net realized gain on investments and
 foreign currency transactions:
 Advisors Preferred.............................            --        (58,062)
 Advisors Select................................            --        (58,061)
 Class J........................................            --        (43,513)
 Institutional..................................            --        (68,619)
 Preferred......................................            --        (58,012)
 Select.........................................            --        (58,061)
                                                  ------------    -----------
               Total Dividends and Distributions       (84,458)      (388,262)
CAPITAL SHARE TRANSACTIONS
Shares sold:
 Advisors Preferred.............................       666,042        359,592
 Advisors Select................................       815,878         49,463
 Class J........................................     6,929,631      5,507,726
 Institutional..................................    12,022,263     10,137,563
 Preferred......................................       879,260        268,949
 Select.........................................        36,373             --
Shares issued in reinvestment of dividends and
 distributions:
 Advisors Preferred.............................           128             --
 Class J........................................            --         39,125
 Institutional..................................        78,418         87,312
 Preferred......................................         1,054             --
Shares redeemed:
 Advisors Preferred.............................    (1,238,071)      (518,747)
 Advisors Select................................    (1,329,739)      (464,574)
 Class J........................................    (1,792,109)      (910,869)
 Institutional..................................   (12,858,745)    (1,089,736)
 Preferred......................................    (1,174,159)      (523,545)
 Select.........................................      (875,237)      (437,500)
                                                  ------------    -----------
      Net Increase (Decrease) in Net Assets from
                      Capital Share Transactions     2,160,987     12,504,759
                                                  ------------    -----------
                       Total Increase (Decrease)     7,743,157     11,355,131
NET ASSETS
Beginning of period.............................    18,562,191      7,207,060
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $ 26,305,348    $18,562,191
                                                  ============    ===========
Undistributed (Overdistributed) Net Investment
 Income (Operating Loss)........................  $     10,880    $    61,020
                                                  ============    ===========



See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Investors Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates in the mutual fund industry. At October 31, 2003, the Fund consists of 43 separate funds (Bond & Mortgage Securities Fund, Capital Preservation Fund, Government Securities Fund, High Quality Intermediate-Term Bond Fund, High Quality Long-Term Bond Fund, High Quality Short-Term Bond Fund, International Emerging Markets Fund, International Fund I, International Fund II, LargeCap Blend Fund I, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Money Market Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Blend Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, Partners SmallCap Value Fund, Partners SmallCap Value Fund I, Preferred Securities Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, Real Estate Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, and SmallCap Value Fund; known as the "Funds").

Effective October 29, 2002, International Fund I acquired all the assets and assumed all the liabilities of European Fund and Pacific Basin Fund pursuant to a plan of acquisition approved by shareholders of European Fund and Pacific Basin Fund on October 28, 2002. The acquisition was accomplished by a tax-free exchange of shares from European Fund and Pacific Basin Fund for shares of International Fund I. The aggregate net assets of International Fund I, European Fund and Pacific Basin Fund immediately before the acquisition were approximately $34,743,000, $4,162,000 and $3,062,000, respectively.

Effective December 4, 2002, LargeCap Growth Fund acquired all the assets and assumed all the liabilities of Technology Fund pursuant to a plan of acquisition approved by shareholders of Technology Fund on October 28, 2002. The acquisition was accomplished by a tax-free exchange of shares from Technology Fund for shares of LargeCap Growth Fund. The aggregate net assets of LargeCap Growth Fund and Technology Fund immediately before the acquisition were approximately $36,149,000 and $2,982,000, respectively.

Effective December 30, 2002, the initial purchases of 1,000,000, 300,000, and 750,000 shares allocated among Advisors Preferred, Advisors Select, Institutional, Preferred, and Select classes of shares of LargeCap Blend Fund I, Partners SmallCap Blend Fund, and Partners SmallCap Value Fund I, respectively, and 500,000 shares allocated among Advisors Preferred, Advisors Select, Class J, Institutional, Preferred, and Select classes of shares of Partners LargeCap Growth Fund were made by Principal Life Insurance Company.

Effective September 2, 2003, Principal LifeTime 2030 Fund acquired all the assets and assumed all the liabilities of Balanced Fund pursuant to a plan of acquisition approved by shareholders of Balanced Fund on May 14, 2003. The acquisition was accomplished by a tax-free exchange of shares from Balanced Fund for shares of Principal LifeTime 2030 Fund. The aggregate net assets of Principal LifeTime 2030 Fund and Balanced Fund immediately before the acquisition were approximately $165,680,000 and $22,251,000, respectively.

Effective September 2, 2003, International Fund I acquired all the assets and assumed all the liabilities of International SmallCap Fund pursuant to a plan of acquisition approved by shareholders of International SmallCap Fund on May 14, 2003. The acquisition was accomplished by a tax-free exchange of shares from International SmallCap Fund for shares of International Fund I. The aggregate net assets of International Fund I and International SmallCap Fund immediately before the acquisition were approximately $41,399,000 and $9,702,000, respectively.

Effective September 2, 2003, MidCap Blend Fund acquired all the assets and assumed all the liabilities of Partners MidCap Blend Fund pursuant to a plan of acquisition approved by shareholders of Partners MidCap Blend Fund on May 14, 2003. The acquisition was accomplished by a tax-free exchange of shares from Partners MidCap Blend Fund for shares of MidCap Blend Fund. The aggregate net assets of MidCap Blend Fund and Partners MidCap Blend Fund immediately before the acquisition were approximately $40,399,000 and $7,610,000, respectively.

All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

Principal Management Corporation is currently in the process of reviewing policies and trading records to determine whether the Funds have been used as vehicles for late trading or market timing. While the review is not yet complete, Principal Management Corporation has no reason to believe at this time that the Funds will experience any material gain or loss as a result of the review.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION. . Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund and Principal LifeTime Strategic Income Fund (collectively, the "Principal LifeTime Funds") primarily invest in combinations of other funds (the "Underlying Funds") managed by Principal Management Corporation (the "Manager"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

Money Market Fund values its securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

The Funds (with the exception of Money Market Fund and the Principal LifeTime Funds) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price based on information provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. Short-term securities are valued at amortized cost, which approximates market.

With respect to Capital Preservation Fund, the valuation of wrapper agreements (see Operating Policies) will generally be equal to the difference between the book value and the market value of the covered assets plus the accrued crediting rate income, and will be reflected as an asset or liability of the fund. The Board of Directors has adopted policies and procedures that set forth the steps to be followed by the Manager to establish a fair value of each wrapper agreement.

FOREIGN SECURITIES. . Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. To the extent each fund invests in foreign securities listed on foreign exchanges which trade on days on which a fund does not determine its net asset value, for example weekends and other customary national U.S. holidays, each fund's net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Fund to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

The value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the fund holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies

INCOME AND INVESTMENT TRANSACTIONS. . The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

With respect to Capital Preservation Fund, the crediting rate income represents the difference between the actual interest earned on covered assets under the wrapper agreements (see Operating Policies) and the contractual rate of interest pursuant to the terms of the wrapper agreements.

EXPENSES. . Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class. Expenses included in the statements of operations of the Principal LifeTime Funds reflect the expenses of each Principal LifeTime Fund and do not include any expenses associated with the Underlying Funds.



DISTRIBUTIONS TO SHAREHOLDERS . With respect to Capital Preservation Fund, all net investment income is declared as dividends daily to shareholders of record as of that day; distributions of net realized gain from investment transactions are recorded on the ex-dividend date. With respect to Money Market Fund, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to settled shares of record as of that day.
Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, contra crediting rate income, commission recapture, mortgage-backed securities, certain preferred securities, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.



FEDERAL INCOME TAXES. . No provision for federal income taxes is considered necessary because each of the Funds is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.



REDEMPTION FEES . Each Fund, except for Money Market Fund, will impose a redemption fee on redemptions of $30,000 or more of Class J shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the fund and is intended to offset the trading costs, market impact, and other costs associated with short-term money movements in and out of the Funds. These amounts are reflected in the statements of changes in net assets.


3. OPERATING POLICIES

FEES PAID INDIRECTLY. . The Funds direct certain portfolio transactions to brokerage firms that, in turn, pay a portion of the Fund's operating expenses. Certain of the Funds have also entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of each fund's expenses. These amounts are reflected in the statements of operations.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
3. OPERATING POLICIES (CONTINUED)

FUTURES CONTRACTS . The Funds may enter into futures contracts as a hedge against changes in market conditions and, to a limited extent, for non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund's cost basis in the contract.

JOINT TRADING ACCOUNT. . Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments.

LINE OF CREDIT. . The Funds participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .50%. Additionally, a commitment fee is charged at the annual rate of .09% on the amount of the line of credit. The commitment fee is allocated among the participating funds in proportion to their average net assets during each calendar quarter. At October 31, 2003, the Funds had no outstanding borrowings under the line of credit.

REPURCHASE AGREEMENTS . The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. The value of the collateral is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event the seller of a repurchase agreement defaults, the fund could experience delays in the realization of the collateral.

SECURITIES LENDING. . Certain of the Funds may lend portfolio securities to approved brokerage firms to earn additional income. Each applicable fund receives collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. Cash collateral is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of October 31, 2003, International Fund II had securities on loan with a market value of $10,371,850 and a collateral value of $11,025,764.

WRAPPER AGREEMENTS . Capital Preservation Fund enters into wrapper agreements with two wrap providers. A wrapper agreement is a derivative instrument that is designed to protect the fund from investment losses and under most circumstances maintain a constant net asset value per share. Under normal circumstances, the value of the wrapper agreement is expected to vary inversely with the market value of the fund's assets covered ("covered assets") by the wrapper agreement.

If the market value of the covered assets is less than their book value, the wrapper agreements are assets of the fund with a value equal to the difference. If the market value of the covered assets is more than their book value, the wrapper agreements are liabilities of the fund with a value equal to the excess. The book value of the wrapper agreement is equal to the purchase price of covered assets less the sale price of covered assets sold to cover share redemptions plus interest accrued at the crediting rate.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES. . The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each fund's average daily net assets. The annual rates used in this calculation for the Funds are as follows:

 Bond & Mortgage Securities Fund                 0.55%  Partners LargeCap Growth Fund   1.00  %
                                                        II
 Capital Preservation Fund                       0.52    Partners LargeCap Value Fund   0.80
 Government Securities Fund                      0.40    Partners MidCap Growth Fund    1.00
 High Quality Intermediate-Term Bond Fund        0.40    Partners MidCap Value Fund     1.00
 High Quality Long-Term Bond Fund                0.40    Partners SmallCap Blend Fund   1.00
 High Quality Short-Term Bond Fund               0.40   Partners SmallCap Growth Fund   1.10
                                                        I
 International Emerging Markets Fund             1.35   Partners SmallCap Growth Fund   1.00
                                                        II
 International Fund I                            0.90    Partners SmallCap Value Fund   1.00
 International Fund II                           1.00   Partners SmallCap Value Fund    1.00
                                                        I
 LargeCap Blend Fund I                           0.60   Preferred Securities Fund       0.75
 LargeCap Growth Fund                            0.55   Principal LifeTime 2010 Fund    0.1225
 LargeCap S&P 500 Index Fund                     0.15   Principal LifeTime 2020 Fund    0.1225
 LargeCap Value Fund                             0.45   Principal LifeTime 2030 Fund    0.1225
 MidCap Blend Fund                               0.65   Principal LifeTime 2040 Fund    0.1225
 MidCap Growth Fund                              0.65   Principal LifeTime 2050 Fund    0.1225
 MidCap S&P 400 Index Fund                       0.15   Principal LifeTime Strategic    0.1225
                                                        Income Fund
 MidCap Value Fund                               0.65    Real Estate Fund               0.85
 Money Market Fund                               0.40    SmallCap Blend Fund            0.75
 Partners LargeCap Blend Fund                    0.75    SmallCap Growth Fund           0.75
 Partners LargeCap Blend Fund I                  0.45   SmallCap S&P 600 Index Fund     0.15
 Partners LargeCap Growth Fund                   1.00    SmallCap Value Fund            0.75
 Partners LargeCap Growth Fund I                 0.75


In addition to the management fee, Advisors Preferred, Advisors Select, Preferred and Select classes of shares of each fund pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class's average daily net assets. As of October 31, 2003, the annual rates for the service fee are .17%, .25%, .15%, and .15% and the annual rates for the administrative service fee are .15%, .20%, .11%, and .13% for Advisors Preferred, Advisors Select, Preferred and Select, respectively. Class J shares of each fund reimburses the Manager for transfer and administrative services. The Manager has agreed to provide portfolio accounting services for the Funds. Currently, there is no separate charge for these services.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

Effective November 1, 2002, Class J shares converted from a contractual expense limit to a voluntary expense limit. The Manager has voluntarily agreed to limit the Fund's expenses for Class J shares of each fund. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limit may be changed at anytime. The limits are expressed as a percentage of average daily net assets attributable to Class J on an annualized basis during the reporting period. The operating expense limits are as follows:

                             PERIOD FROM                          PERIOD FROM
                           NOVEMBER 1, 2002                      MARCH 1, 2003
                         TO FEBRUARY 28, 2003                 TO OCTOBER 31, 2003
                         --------------------  --------------------------------------------------
 Bond & Mortgage                1.50%                         1.40%
 Securities Fund
 Capital Preservation           1.60                          1.60
 Fund
 Government Securities          1.35                          1.40
 Fund
 High Quality                   1.35                          1.40
 Intermediate-Term Bond
 Fund
 High Quality Long-Term         1.40                          1.40
 Bond Fund
 High Quality                   1.35                          1.40
 Short-Term Bond Fund
 International Emerging         2.30                          2.75
 Markets Fund
 International Fund I           1.85                          2.10
 International Fund II          2.10                          2.10
 LargeCap Growth Fund           1.60                          1.65
 LargeCap S&P 500 Index         1.10                          1.20
 Fund
 LargeCap Value Fund            1.50                          1.65
 MidCap Blend Fund              1.60                          1.70
 MidCap Growth Fund             1.75                          1.85
 MidCap S&P 400 Index           1.20                          1.30
 Fund
 MidCap Value Fund              1.70                          1.70
 Money Market Fund              1.35                          1.35
 Partners LargeCap              1.70                          1.70
 Blend Fund
 Partners LargeCap              1.40                          1.70
 Blend Fund I
 Partners LargeCap              1.95*                         1.95
 Growth Fund
 Partners LargeCap              1.70                          1.95
 Growth Fund I
 Partners LargeCap              1.95                          1.95
 Growth Fund II
 Partners LargeCap              1.75                          1.75
 Value Fund
 Partners MidCap Growth         1.95                          1.95
 Fund
 Partners MidCap Value          1.90                          1.95
 Fund
 Partners SmallCap              2.05                          2.05
 Growth Fund I
 Partners SmallCap              1.95                          2.05
 Growth Fund II
 Partners SmallCap              1.95                          1.95
 Value Fund
 Principal LifeTime             1.30                          1.30
 2010 Fund
 Principal LifeTime             1.40                          1.40
 2020 Fund
 Principal LifeTime             1.50                          1.50
 2030 Fund
 Principal LifeTime             1.60                          1.60
 2040 Fund
 Principal LifeTime             1.70                          1.70
 2050 Fund
 Principal LifeTime             1.30                          1.30
 Strategic Income Fund
 Real Estate Fund               1.90                          1.90
 SmallCap Blend Fund            1.70                          1.70
 SmallCap Growth Fund           1.80                          1.90
 SmallCap S&P 600 Index         1.30                          1.40
 Fund
 SmallCap Value Fund            1.70                          1.70


*Period from December 30, 2002, date operations commenced, through February 28, 2003.

With respect to Capital Preservation Fund, the Manager has contractually agreed to pay up to .04% of the wrapper agreement premiums for an indefinite period to ensure that total operating expenses will not exceed 1.17%, 1.35%, 1.60%, .60%, ..86% and .98% for Advisors Preferred, Advisors Select, Class J, Institutional, Preferred and Select classes of shares, respectively.

With respect to Money Market Fund, the Manager has voluntarily agreed to limit expenses paid by the fund to the extent necessary to assure the net asset value of the fund's shares does not fall to less than one dollar. The limit may be changed at anytime.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

DISTRIBUTION FEES. . The Advisors Preferred, Advisors Select, Class J, and Select shares of each fund bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class. Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter, a portion may be paid to other selling dealers for providing certain services. As of October 31, 2003, the annual rates are .25%, ..30%, .50% and .10% for Advisors Preferred, Advisors Select, Class J and Select, respectively.

CONTINGENT DEFERRED SALES CHARGE ("CDSC"). . Class J shares are subject to a 1% CDSC on certain redemptions made within 18 months of purchase. The charge is based on the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC. The aggregate amount of these charges retained by Princor Financial Services Corporation for the periods ended October 31, 2003, were as follows:

 Bond & Mortgage             $79,698    Partners LargeCap Growth     $ 4,210
 Securities Fund                        Fund I
 Capital Preservation Fund    29,548    Partners LargeCap Growth       2,736
                                        Fund II
 Government Securities        85,944    Partners LargeCap Value       10,135
 Fund                                   Fund
 High Quality                 14,966    Partners MidCap Growth         3,696
 Intermediate-Term Bond                 Fund
 Fund
 High Quality Long-Term        5,587    Partners MidCap Value          7,217
 Bond Fund                              Fund
 High Quality Short-Term      22,106    Partners SmallCap Growth       2,900
 Bond Fund                              Fund I
 International Emerging        3,105    Partners SmallCap Growth       1,791
 Markets Fund                           Fund II
 International Fund I         13,757    Partners SmallCap Value        4,838
                                        Fund
 International Fund II         3,576    Principal LifeTime 2010        8,598
                                        Fund
 LargeCap Growth Fund          6,828    Principal LifeTime 2020       26,819
                                        Fund
 LargeCap S&P 500 Index       88,466    Principal LifeTime 2030       25,164
 Fund                                   Fund
 LargeCap Value Fund           4,471    Principal LifeTime 2040        7,277
                                        Fund
 MidCap Blend Fund            17,564    Principal LifeTime 2050        1,510
                                        Fund
 MidCap Growth Fund            4,230    Principal LifeTime             3,627
                                        Strategic Income Fund
 MidCap S&P 400 Index Fund     6,863    Real Estate Fund              28,899
 MidCap Value Fund            26,941    SmallCap Blend Fund           23,026
 Money Market Fund            89,282    SmallCap Growth Fund           6,516
 Partners LargeCap Blend      10,951    SmallCap S&P 600 Index         9,406
 Fund                                   Fund
 Partners LargeCap Blend       6,585    SmallCap Value Fund            6,452
 Fund I
 Partners LargeCap Growth        349
 Fund

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



AFFILIATED OWNERSHIP. . At October 31, 2003, Principal Life Insurance Company (an affiliate of the Manager) and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Funds as follows:

                         ADVISORS   ADVISORS
                         PREFERRED   SELECT   CLASS J  INSTITUTIONAL  PREFERRED   SELECT
                         ---------  --------  -------  -------------  ---------  ---------
 Bond & Mortgage               --         --       --       38,196          --         --
 Securities Fund
 Capital Preservation      50,336     49,788  176,521      191,566      51,298     50,926
 Fund
 Government Securities         --         --       --          976          --         --
 Fund
 High Quality                  --         --       --          971          --      1,026
 Intermediate-Term Bond
 Fund
 High Quality Long-Term        --         --       --          965          --      1,911
 Bond Fund
 High Quality                  --         --       --          977          --      1,104
 Short-Term Bond Fund
 International Emerging   125,222    125,219    9,662          966     125,000    125,109
 Markets Fund
 International Fund I       5,907      5,563   11,826    1,074,875       6,161      7,356
 LargeCap Blend Fund I     10,000     10,000       --      960,000      10,000     10,000
 LargeCap Growth Fund          --         --       --    3,023,868          --         --
 LargeCap Value Fund          252     48,941       --    1,802,689      49,078        999
 MidCap Blend Fund        184,548    184,601   68,807       61,828     184,988    184,865
 MidCap Growth Fund            --         --       --        1,247          --      7,881
 MidCap S&P 400 Index          --         --       --          992          --         --
 Fund
 MidCap Value Fund             --         --       --          949          --         --
 Money Market Fund             --         --       --           --          --     10,000
 Partners LargeCap        100,000    100,173       --           --          --    100,087
 Blend Fund
 Partners LargeCap        125,002    125,125   11,123        1,112     125,000    124,999
 Blend Fund I
 Partners LargeCap         10,000     10,000   10,000      450,000      10,000     10,000
 Growth Fund
 Partners LargeCap        100,102    100,205   11,779      100,000     100,102    100,102
 Growth Fund II
 Partners MidCap Growth    56,002     54,826   11,751        1,175      55,249     55,243
 Fund
 Partners MidCap Value    100,175    100,175    9,737      100,000     100,087    100,087
 Fund
 Partners SmallCap         10,000     10,000      N/A      260,000      10,000     10,000
 Blend Fund
 Partners SmallCap        100,204    100,204       --      100,000          --    100,102
 Growth Fund I
 Partners SmallCap             --         --       --           --          --        947
 Value Fund
 Partners SmallCap         10,000     10,000      N/A      710,000      10,000     10,000
 Value Fund I
 Preferred Securities         N/A        N/A      N/A       10,000         N/A        N/A
 Fund
 Principal LifeTime         1,000      1,000    9,960        1,000       1,000      1,000
 2010 Fund
 Principal LifeTime         1,000      1,000    9,980        1,000       1,000      1,000
 2020 Fund
 Principal LifeTime            --         --       --           --          --      1,456
 2030 Fund
 Principal LifeTime         1,000      1,000   10,020        1,000       1,000      1,000
 2040 Fund
 Principal LifeTime         1,000      1,000   10,030        1,000       1,000      1,000
 2050 Fund
 Principal LifeTime         1,000      1,000    9,930        1,000       1,000      1,000
 Strategic Income Fund
 SmallCap Blend Fund           --         --       --      705,371          --      1,032
 SmallCap Growth Fund     125,235    125,115   10,834        1,084     125,000    124,999
 SmallCap Value Fund           --         --       --           --          --     10,098

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Funds hold affiliated securities, defined by the Investment Company Act of 1940 as owning 5% or more of the outstanding voting securities of an issuer. For the year ended October 31, 2003, the cost of affiliated securities purchased and proceeds from affiliated securities sold by the Funds were as follows:

                                        PURCHASES                SALES
                                        ---------                -----
                                    SHARES       COST      SHARES     PROCEEDS
                                    ------       ----      ------     --------
 International Emerging Markets
 Fund
       Tele Norte Leste           14,907,356  $  207,015  5,566,381   $ 76,104
 Participacoes
 International Fund II
       Vodafone Group              1,226,600   2,256,473     79,900    133,772



For the year ended October 31, 2003, the cost of other affiliated securities purchased and proceeds from affiliated securities sold by the Funds were as follows:

                                              PURCHASES           SALES
                                              --------            -----
                                           SHARES    COST    SHARES   PROCEEDS
                                           ------    ----    ------   --------
 LargeCap S&P 500 Index Fund
     Principal Financial Group             8,709   $262,618    --        $--
           (parent company of Principal
 Financial Services, Inc.)

AFFILIATED BROKERAGE COMMISSIONS. . With respect to Preferred Securities Fund, $123,618 of brokerage commissions were paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2003. Brokerage commissions were paid to affiliates of sub-advisors as follows:

                                                           PERIODS ENDED
                                                         OCTOBER 31, 2003
                                                   -----------------------------
 Partners LargeCap Growth Fund I                             $  3,467
 Partners LargeCap Growth Fund II                                  44
 Partners LargeCap Value Fund                                 821,584
 Partners MidCap Value Fund                                   125,416
 Partners SmallCap Growth Fund I                                  515
 Partners SmallCap Growth Fund II                               9,093
 Partners SmallCap Value Fund I                                    60


With respect to Partners SmallCap Growth Fund I, a receivable is reflected in the statement of assets and liabilities for reimbursement from the fund's sub-advisor. This reimbursement is for brokerage commissions on investment transactions executed in conjunction with a realignment of the fund's portfolio. Absent such reimbursement, 2003 realized losses would increase by $226,490.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
5.  INVESTMENT TRANSACTIONS

For the periods ended October 31, 2003, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows:

                                              PURCHASES              SALES
                                       ------------------------  --------------
 Bond & Mortgage Securities Fund             $358,332,939         $156,680,522
 Capital Preservation Fund                     30,054,823            6,316,082
 Government Securities Fund                   187,834,185          163,982,125
 High Quality Intermediate-Term Bond           19,444,621           14,430,604
 Fund
 High Quality Long-Term Bond Fund               5,548,858            5,512,206
 High Quality Short-Term Bond Fund             35,995,745           21,407,503
 International Emerging Markets Fund           19,046,895           15,844,892
 International Fund I                          68,345,751           69,247,456
 International Fund II                        272,991,734          214,370,970
 LargeCap Blend Fund I                         20,139,362            9,853,125
 LargeCap Growth Fund                          61,512,154           27,067,164
 LargeCap S&P 500 Index Fund                  243,067,222            2,359,198
 LargeCap Value Fund                          120,395,884           91,613,601
 MidCap Blend Fund                             29,345,197           12,426,054
 MidCap Growth Fund                            28,441,133           20,001,195
 MidCap S&P 400 Index Fund                     21,109,547           10,194,779
 MidCap Value Fund                             76,400,748           57,485,709
 Partners LargeCap Blend Fund                 265,308,510          105,532,525
 Partners LargeCap Blend Fund I                21,351,856           13,493,801
 Partners LargeCap Growth Fund                 10,496,564            3,307,588
 Partners LargeCap Growth Fund I              754,341,712          564,429,972
 Partners LargeCap Growth Fund II             110,381,754           59,353,206
 Partners LargeCap Value Fund                 511,244,399          115,796,391
 Partners MidCap Growth Fund                   29,454,365           16,775,489
 Partners MidCap Value Fund                    78,998,007           30,165,212
 Partners SmallCap Blend Fund                   7,441,053            3,283,795
 Partners SmallCap Growth Fund I              247,683,499          279,052,971
 Partners SmallCap Growth Fund II             209,572,731           93,813,746
 Partners SmallCap Value Fund                  72,052,306           74,526,296
 Partners SmallCap Value Fund I                55,043,854           18,009,667
 Preferred Securities Fund                    117,480,440           13,542,548
 Principal LifeTime 2010 Fund                 129,537,856           40,425,454
 Principal LifeTime 2020 Fund                 171,991,162           46,178,500
 Principal LifeTime 2030 Fund                 205,456,451           55,213,609
 Principal LifeTime 2040 Fund                  51,495,518           16,619,305
 Principal LifeTime 2050 Fund                  30,133,074            7,366,101
 Principal LifeTime Strategic Income           55,005,937           15,805,976
 Fund
 Real Estate Fund                             153,032,640           33,578,476
 SmallCap Blend Fund                           59,194,431           38,008,249
 SmallCap Growth Fund                          40,625,997           36,814,364
 SmallCap S&P 600 Index Fund                   45,277,831           14,215,163
 SmallCap Value Fund                           44,103,187           43,039,655

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS (CONTINUED)

The Funds may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of October 31, 2003, the Funds had TBA purchase commitments involving securities with face amounts, cost, and market values as follows:

                           FACE AMOUNT           COST             MARKET VALUE
                           -----------  -----------------------  --------------
 Bond & Mortgage           $30,800,000        $31,559,016         $31,577,195
 Securities Fund
 Government Securities       4,550,000          4,588,078           4,604,741
 Fund
 High Quality                  725,000            730,371             732,023
 Intermediate-Term Bond
 Fund

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS (CONTINUED)

At  October  31,  2003,   net  federal   income  tax   unrealized   appreciation
(depreciation) of investments held by the Funds was composed of the following:

                          TAX COST OF
                          INVESTMENTS                  GROSS UNREALIZED
                                        -----------------------------------------------
                         IN SECURITIES  APPRECIATION                   (DEPRECIATION)
                         -------------  ------------                   --------------
 Bond & Mortgage         $365,855,410               $       4,280,401  $    (2,914,043)
 Securities Fund
 Capital Preservation      48,414,521                         615,087         (216,510)
 Fund
 Government Securities    105,001,606                         622,273         (726,209)
 Fund
 High Quality              25,515,057                         682,749         (183,855)
 Intermediate-Term Bond
 Fund
 High Quality Long-Term    13,879,170                         743,074          (38,619)
 Bond Fund
 High Quality              39,577,309                         598,671         (168,116)
 Short-Term Bond Fund
 International Emerging    13,330,919                       3,892,455          (64,872)
 Markets Fund
 International Fund I      46,921,678                       9,890,080         (209,222)
 International Fund II    195,253,562                      37,198,864       (1,233,262)
 LargeCap Blend Fund I     10,569,185                       1,881,286         (121,589)
 LargeCap Growth Fund      72,035,691                      10,449,025       (1,440,666)
 LargeCap S&P 500 Index   374,812,615                      47,999,921      (16,494,312)
 Fund
 LargeCap Value Fund       68,169,822                       8,220,508         (858,663)
 MidCap Blend Fund         47,994,890                       8,151,759         (690,618)
 MidCap Growth Fund        15,270,778                       1,655,023         (274,853)
 MidCap S&P 400 Index      31,751,999                       6,350,619       (2,234,050)
 Fund
 MidCap Value Fund         44,746,758                       5,365,488         (345,517)
 Partners LargeCap        311,037,452                      42,073,390       (9,191,150)
 Blend Fund
 Partners LargeCap         21,432,217                       2,557,116         (973,547)
 Blend Fund I
 Partners LargeCap          7,170,785                       1,292,460          (77,715)
 Growth Fund
 Partners LargeCap        492,356,457                      77,003,571       (8,761,467)
 Growth Fund I
 Partners LargeCap         61,104,792                       6,160,532         (504,238)
 Growth Fund II
 Partners LargeCap        896,548,004                     132,422,663      (39,498,896)
 Value Fund
 Partners MidCap Growth    19,631,007                       3,946,977         (179,722)
 Fund
 Partners MidCap Value     80,845,099                      16,141,222         (994,997)
 Fund
 Partners SmallCap          4,528,172                         857,636          (73,662)
 Blend Fund
 Partners SmallCap         53,607,757                      17,094,404         (705,270)
 Growth Fund I
 Partners SmallCap        129,909,936                      40,224,905       (3,083,761)
 Growth Fund II
 Partners SmallCap        161,699,012                      37,641,399       (8,113,942)
 Value Fund
 Partners SmallCap         39,214,981                      11,628,056         (506,802)
 Value Fund I
 Preferred Securities     115,471,852                       2,866,644         (539,900)
 Fund
 Principal LifeTime       132,475,878                      12,193,632         (525,634)
 2010 Fund
 Principal LifeTime       179,961,083                      18,931,396         (643,143)
 2020 Fund
 Principal LifeTime       191,306,053                      20,146,860         (584,620)
 2030 Fund
 Principal LifeTime        54,069,318                       7,008,322         (153,374)
 2040 Fund
 Principal LifeTime        29,933,784                       3,313,989         (101,391)
 2050 Fund
 Principal LifeTime        57,718,451                       4,322,049         (150,314)
 Strategic Income Fund
 Real Estate Fund         156,492,019                      26,605,205       (1,096,451)
 SmallCap Blend Fund       54,426,197                      10,328,469         (873,594)
 SmallCap Growth Fund      17,594,451                       3,490,242         (332,822)
 SmallCap S&P 600 Index    49,886,907                      12,000,031       (2,462,834)
 Fund
 SmallCap Value Fund       22,342,234                       3,941,453         (194,276)
                                        NET UNREALIZED
                                         APPRECIATION
                                        (DEPRECIATION)
                                       OF INVESTMENTS
                                       ----------------
 Bond & Mortgage                        $                 1,366,358
 Securities Fund
 Capital Preservation                                       398,577
 Fund
 Government Securities                                     (103,936)
 Fund
 High Quality                                               498,894
 Intermediate-Term Bond
 Fund
 High Quality Long-Term                                     704,455
 Bond Fund
 High Quality                                               430,555
 Short-Term Bond Fund
 International Emerging                                   3,827,583
 Markets Fund
 International Fund I                                     9,680,858
 International Fund II                                   35,965,602
 LargeCap Blend Fund I                                    1,759,697
 LargeCap Growth Fund                                     9,008,359
 LargeCap S&P 500 Index                                  31,505,609
 Fund
 LargeCap Value Fund                                      7,361,845
 MidCap Blend Fund                                        7,461,141
 MidCap Growth Fund                                       1,380,170
 MidCap S&P 400 Index                                     4,116,569
 Fund
 MidCap Value Fund                                        5,019,971
 Partners LargeCap                                       32,882,240
 Blend Fund
 Partners LargeCap                                        1,583,569
 Blend Fund I
 Partners LargeCap                                        1,214,745
 Growth Fund
 Partners LargeCap                                       68,242,104
 Growth Fund I
 Partners LargeCap                                        5,656,294
 Growth Fund II
 Partners LargeCap                                       92,923,767
 Value Fund
 Partners MidCap Growth                                   3,767,255
 Fund
 Partners MidCap Value                                   15,146,225
 Fund
 Partners SmallCap                                          783,974
 Blend Fund
 Partners SmallCap                                       16,389,134
 Growth Fund I
 Partners SmallCap                                       37,141,144
 Growth Fund II
 Partners SmallCap                                       29,527,457
 Value Fund
 Partners SmallCap                                       11,121,254
 Value Fund I
 Preferred Securities                                     2,326,744
 Fund
 Principal LifeTime                                      11,667,998
 2010 Fund
 Principal LifeTime                                      18,288,253
 2020 Fund
 Principal LifeTime                                      19,562,240
 2030 Fund
 Principal LifeTime                                       6,854,948
 2040 Fund
 Principal LifeTime                                       3,212,598
 2050 Fund
 Principal LifeTime                                       4,171,735
 Strategic Income Fund
 Real Estate Fund                                        25,508,754
 SmallCap Blend Fund                                      9,454,875
 SmallCap Growth Fund                                     3,157,420
 SmallCap S&P 600 Index                                   9,537,197
 Fund
 SmallCap Value Fund                                      3,747,177


The Funds' investments are with various issuers in various industries, although the Principal LifeTime Funds invest in shares of the Underlying Funds and Real Estate Fund invests primarily in the real estate industry. The schedules of investments contained herein summarize concentrations of credit risk by country (for international funds), issuer and industry.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS (CONTINUED)



FOREIGN CURRENCY CONTRACTS. . At October 31, 2003, Partners LargeCap Growth Fund II owned a forward contract to a sell foreign currency at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each fund as an unrealized gain or loss.

When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following summarized the terms of the outstanding foreign currency contract at October 31, 2003:

                                                                                    NET UNREALIZED
                     FOREIGN CURRENCY   CONTRACTS TO                                 APPRECIATION
                      SALE CONTRACTS       DELIVER     IN EXCHANGE FOR    VALUE     (DEPRECIATION)
                     -----------------  -------------  ---------------  ---------  ----------------
 Partners LargeCap
   Growth Fund II    Swiss Franc         838,624          $632,647       $628,625        $4,022





6.  CAPITAL SHARE TRANSACTIONS

                                                                BOND & MORTGAGE    CAPITAL     GOVERNMENT       HIGH QUALITY
                                                                  SECURITIES     PRESERVATION   SECURITIES    INTERMEDIATE-TERM
                                                                     FUND            FUND         FUND           BOND FUND
                                                                ---------------  ------------  -----------   ------------------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Advisors Preferred..........................................     1,735,619        163,847       143,997           46,660
  Advisors Select.............................................     1,418,507        329,072       477,387          132,061
  Class J.....................................................     7,379,338      3,084,575     6,413,752        1,208,782
  Institutional...............................................    11,763,442              1     1,195,698               --
  Preferred...................................................     3,442,073          1,183       453,765          279,927
  Select......................................................       230,753        208,371        75,887               --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................        29,797          2,609         2,657            2,423
  Advisors Select.............................................        16,290          3,015         6,873            1,041
  Class J.....................................................       226,651         61,326       217,645           44,099
  Institutional...............................................       342,535          6,125        34,279               --
  Preferred...................................................        78,092          1,988        13,403           21,634
  Select......................................................         2,205          2,564           743               --
 Shares redeemed:
  Advisors Preferred..........................................      (623,435)      (159,532)      (62,287)        (154,821)
  Advisors Select.............................................      (292,662)      (262,363)     (149,723)        (215,287)
  Class J.....................................................    (2,178,225)      (545,958)   (2,204,724)        (513,346)
  Institutional...............................................      (607,118)            --    (3,188,720)              --
  Preferred...................................................    (1,108,919)      (125,205)     (148,852)        (288,546)
  Select......................................................      (159,047)      (218,556)      (14,500)        (139,677)
                                                                  ----------      ---------    ----------        ---------
                                       Net Increase (Decrease)    21,695,896      2,553,062     3,267,280          424,950
                                                                  ==========      =========    ==========        =========

Transactions in Capital Shares by fund were as follows:

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                BOND & MORTGAGE    CAPITAL     GOVERNMENT     HIGH QUALITY
                                                                  SECURITIES     PRESERVATION  SECURITIES   INTERMEDIATE-TERM
                                                                     FUND            FUND         FUND          BOND FUND
                                                                ---------------  ------------  ----------  -------------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................      210,892              30       12,567          42,555
  Advisors Select.............................................       54,585              28       57,863           6,442
  Class J.....................................................    4,631,515       1,262,632    4,310,888         876,966
  Institutional...............................................    3,906,987              43    2,120,574              --
  Preferred...................................................      946,965              36      151,632         507,281
  Select......................................................        9,655              33          128              --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................          592           6,164            2             164
  Advisors Select.............................................          346           5,847          500           1,006
  Class J.....................................................      106,369          18,905       79,613          22,518
  Institutional...............................................      102,536           7,606       58,507              --
  Preferred...................................................       13,428           6,711        1,598          10,996
  Select......................................................           32           6,499           --              --
 Shares redeemed:
  Advisors Preferred..........................................     (250,290)             --     (240,161)       (109,421)
  Advisors Select.............................................     (268,438)             --     (255,978)       (119,713)
  Class J.....................................................     (621,196)        (73,131)    (567,176)       (114,201)
  Institutional...............................................     (519,587)             --     (540,516)             --
  Preferred...................................................     (442,343)             --     (253,196)       (181,421)
  Select......................................................     (249,034)             --     (240,138)       (109,294)
                                                                  ---------       ---------    ---------        --------
                                       Net Increase (Decrease)    7,633,014       1,241,403    4,696,707         833,878
                                                                  =========       =========    =========        ========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                HIGH QUALITY  HIGH QUALITY  INTERNATIONAL
                                                                 LONG-TERM     SHORT-TERM     EMERGING      INTERNATIONAL
                                                                 BOND FUND     BOND FUND    MARKETS FUND       FUND I
                                                                ------------  ------------  -------------  ---------------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Advisors Preferred..........................................      9,851         40,919        33,798          441,204
  Advisors Select.............................................    250,101         33,189           516          324,299
  Class J.....................................................    777,525      2,925,751       887,375        2,630,905
  Institutional...............................................         --        434,985       227,185        2,323,688
  Preferred...................................................    330,456         85,934        90,847        1,115,628
  Select......................................................         --             --            --               --
 Shares issued in acquisitions:
  Advisors Preferred..........................................        N/A            N/A           N/A          140,776
  Advisors Select.............................................        N/A            N/A           N/A          141,166
  Class J.....................................................        N/A            N/A           N/A          746,628
  Institutional...............................................        N/A            N/A           N/A            1,181
  Preferred...................................................        N/A            N/A           N/A          148,720
  Select......................................................        N/A            N/A           N/A          140,012
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................        150          1,347            --            1,374
  Advisors Select.............................................      5,015            515            --              833
  Class J.....................................................     28,083         57,738            --              605
  Institutional...............................................         --         14,700            --           10,998
  Preferred...................................................     11,749          9,747            --            5,961
  Select......................................................         --             --            --               --
 Shares redeemed:
  Advisors Preferred..........................................   (212,201)        (7,227)      (19,369)        (569,663)
  Advisors Select.............................................   (269,523)        (9,381)           --         (572,212)
  Class J.....................................................   (448,420)      (694,957)     (446,892)        (746,040)
  Institutional...............................................         --     (1,358,121)     (514,671)      (4,404,480)
  Preferred...................................................   (265,144)       (31,765)      (24,928)      (1,015,373)
  Select......................................................   (210,212)            --            --         (498,885)
                                                                 --------     ----------      --------       ----------
                                       Net Increase (Decrease)      7,430      1,503,374       233,861          367,325
                                                                 ========     ==========      ========       ==========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                HIGH QUALITY  HIGH QUALITY  INTERNATIONAL
                                                                 LONG-TERM     SHORT-TERM     EMERGING      INTERNATIONAL
                                                                 BOND FUND     BOND FUND    MARKETS FUND       FUND I
                                                                ------------  ------------  -------------  ---------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................         --         41,664        60,116         153,580
  Advisors Select.............................................         --             --            --          65,928
  Class J.....................................................    492,259      1,193,114       355,739       1,368,109
  Institutional...............................................         --        935,977       273,170       3,037,279
  Preferred...................................................      2,630        264,268           856         289,976
  Select......................................................         --             --            --              --
 Shares issued in acquisitions:
  Advisors Preferred..........................................        N/A            N/A           N/A         240,660
  Advisors Select.............................................        N/A            N/A           N/A         315,308
  Class J.....................................................        N/A            N/A           N/A         109,219
  Institutional...............................................        N/A            N/A           N/A           2,553
  Preferred...................................................        N/A            N/A           N/A         236,702
  Select......................................................        N/A            N/A           N/A         241,109
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --            132            --              --
  Advisors Select.............................................         --             --            --              --
  Class J.....................................................     15,819         21,113            46              --
  Institutional...............................................         --         22,252           578          20,051
  Preferred...................................................         47          8,436            --             862
  Select......................................................         --             --            --              --
 Shares redeemed:
  Advisors Preferred..........................................    (38,120)      (248,944)       (8,710)        (11,714)
  Advisors Select.............................................    (38,121)      (246,402)           --         (22,778)
  Class J.....................................................    (99,722)      (143,751)     (139,825)       (212,783)
  Institutional...............................................         --       (164,003)      (23,068)       (155,279)
  Preferred...................................................    (38,754)      (263,356)          (15)        (12,751)
  Select......................................................    (38,111)      (248,894)           --              --
                                                                  -------      ---------      --------       ---------
                                       Net Increase (Decrease)    257,927      1,171,606       518,887       5,666,031
                                                                  =======      =========      ========       =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                                LARGECAP    LARGECAP      LARGECAP
                                                                INTERNATIONAL    BLEND       GROWTH        S&P 500
                                                                   FUND II       FUND I       FUND       INDEX FUND
                                                                -------------  ----------  -----------  -------------
 PERIODS ENDED OCTOBER 31, 2003:
 Shares sold:
  Advisors Preferred..........................................      162,143       10,000      498,756     4,670,134
  Advisors Select.............................................       78,097       10,000       11,786     2,735,216
  Class J.....................................................      747,044          N/A    1,159,957    12,805,265
  Institutional...............................................   15,373,345      992,441    7,347,842    14,541,392
  Preferred...................................................       48,908       10,000      333,068     7,958,697
  Select......................................................       14,493       10,000        5,916       416,049
 Shares issued in acquisitions:
  Advisors Preferred..........................................          N/A          N/A        1,933           N/A
  Advisors Select.............................................          N/A          N/A       19,358           N/A
  Class J.....................................................          N/A          N/A      429,326           N/A
  Institutional...............................................          N/A          N/A       38,536           N/A
  Preferred...................................................          N/A          N/A       98,284           N/A
  Select......................................................          N/A          N/A        2,866           N/A
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................           --           --           --         7,311
  Advisors Select.............................................           --           --           --         2,585
  Class J.....................................................           --          N/A           --        25,211
  Institutional...............................................           --           --        4,627            --
  Preferred...................................................           --           --           --        57,049
  Select......................................................           --           --           --           342
 Shares redeemed:
  Advisors Preferred..........................................      (66,065)          --     (502,798)   (1,755,759)
  Advisors Select.............................................      (39,510)          --     (142,868)     (564,446)
  Class J.....................................................     (355,983)         N/A     (395,877)   (2,556,785)
  Institutional...............................................   (8,189,020)      (9,714)  (1,688,930)     (329,352)
  Preferred...................................................      (61,025)          --     (461,262)   (2,188,329)
  Select......................................................      (31,291)          --     (128,601)     (178,024)
                                                                 ----------    ---------   ----------    ----------
                                       Net Increase (Decrease)    7,681,136    1,022,727    6,631,919    35,646,556
                                                                 ==========    =========   ==========    ==========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                            LARGECAP   LARGECAP     LARGECAP
                             INTERNATIONAL   BLEND      GROWTH       S&P 500
                                FUND II      FUND I      FUND      INDEX FUND
                             -------------  --------  ----------  -------------
 YEAR ENDED OCTOBER 31,
 2002:
 Shares sold:
  Advisors Preferred.......      176,486      N/A            --       916,192
  Advisors Select..........        2,592      N/A            --       203,167
  Class J..................      543,953      N/A       920,439     8,706,399
  Institutional............   18,369,025      N/A     4,529,814            --
  Preferred................       68,856      N/A       237,116     5,447,296
  Select...................           --      N/A            --        38,109
 Shares issued in
 reinvestment of dividends
 and distributions:
  Advisors Preferred.......           --      N/A            --            --
  Advisors Select..........           --      N/A            --            41
  Class J..................          222      N/A            --         3,076
  Institutional............        2,340      N/A            --            --
  Preferred................           --      N/A            --         1,898
  Select...................           --      N/A            --            --
 Shares redeemed:
  Advisors Preferred.......      (70,723)     N/A            --       (74,107)
  Advisors Select..........      (72,576)     N/A            --       (26,550)
  Class J..................      (82,510)     N/A      (133,794)   (1,222,160)
  Institutional............     (939,064)     N/A      (100,713)           --
  Preferred................      (74,652)     N/A       (56,763)   (1,272,324)
  Select...................      (70,531)     N/A            --           (24)
                              ----------              ---------    ----------
    Net Increase (Decrease)   17,853,418              5,396,099    12,721,013
                              ==========      ===     =========    ==========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                               LARGECAP      MIDCAP      MIDCAP       MIDCAP
                                 VALUE       BLEND       GROWTH      S&P 400
                                 FUND         FUND        FUND      INDEX FUND
                              -----------  ----------  ----------  ------------
 YEAR ENDED OCTOBER 31,
 2003:
 Shares sold:
  Advisors Preferred........      46,139      78,137      10,344      220,583
  Advisors Select...........      77,262      11,819     148,049      276,448
  Class J...................     794,781   2,223,334   1,358,603      669,542
  Institutional.............   4,603,126          --   1,223,209           --
  Preferred.................      67,759     306,106       2,298    1,041,024
  Select....................          --          35          --      158,526
 Shares issued in
 acquisition:
  Advisors Preferred........         N/A      59,546         N/A          N/A
  Advisors Select...........         N/A      59,489         N/A          N/A
  Class J...................         N/A     405,925         N/A          N/A
  Institutional.............         N/A      60,831         N/A          N/A
  Preferred.................         N/A      59,988         N/A          N/A
  Select....................         N/A      59,866         N/A          N/A
 Shares issued in
 reinvestment of dividends
 and distributions:
  Advisors Preferred........         152         453          --          161
  Advisors Select...........         346           3          --           36
  Class J...................         432         829          --           --
  Institutional.............      39,868          --          --           --
  Preferred.................       2,138         195          --        5,465
  Select....................          --          --          --            3
 Shares redeemed:
  Advisors Preferred........    (145,997)    (43,233)   (110,100)    (189,885)
  Advisors Select...........     (98,583)       (891)   (146,102)    (156,384)
  Class J...................    (126,495)   (439,898)   (409,365)    (170,247)
  Institutional.............  (1,840,261)         --     (99,336)          --
  Preferred.................    (192,772)    (10,466)   (103,802)    (505,168)
  Select....................    (124,000)        (16)    (95,782)    (140,229)
                              ----------   ---------   ---------    ---------
     Net Increase (Decrease)   3,103,895   2,832,052   1,778,016    1,209,875
                              ==========   =========   =========    =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                 LARGECAP     MIDCAP     MIDCAP       MIDCAP
                                  VALUE       BLEND      GROWTH      S&P 400
                                   FUND        FUND       FUND      INDEX FUND
                                ----------  ----------  ---------  ------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........         --     120,809         --       38,329
  Advisors Select.............     11,191         655      3,594       32,371
  Class J.....................    414,843   1,404,358    963,625      633,296
  Institutional...............  3,162,091          --         --           --
  Preferred...................    450,891      26,567      2,337      853,643
  Select......................         --          --         --        1,496
 Shares issued in reinvestment
 of dividends and
 distributions:
  Advisors Preferred..........         --          --         --           --
  Advisors Select.............        503          --         --           --
  Class J.....................        238          --         --        1,881
  Institutional...............      3,965          --         --           --
  Preferred...................         --          --         --           31
  Select......................         --          --         --           --
 Shares redeemed:
  Advisors Preferred..........         --     (10,088)   (21,536)        (825)
  Advisors Select.............    (46,113)        (77)   (22,378)        (183)
  Class J.....................    (86,169)   (200,394)  (160,152)    (112,533)
  Institutional...............   (103,592)         --         --           --
  Preferred...................   (119,291)         --    (22,403)    (145,311)
  Select......................         --          --    (21,466)          (2)
                                ---------   ---------   --------    ---------
       Net Increase (Decrease)  3,688,557   1,341,830    721,621    1,302,193
                                =========   =========   ========    =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  MIDCAP       MONEY       PARTNERS       PARTNERS
                                                                  VALUE        MARKET      LARGECAP       LARGECAP
                                                                   FUND         FUND      BLEND FUND    BLEND FUND I
                                                                ----------  ------------  -----------  --------------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Advisors Preferred..........................................     53,844    11,761,656    1,458,863        79,352
  Advisors Select.............................................      7,708    45,537,759    1,197,095       284,016
  Class J.....................................................  2,431,755   105,081,568    1,811,627     1,063,942
  Institutional...............................................     13,435    22,965,685   16,250,340            --
  Preferred...................................................     10,042    33,331,472    2,224,128       214,005
  Select......................................................      3,636     1,072,854      132,624            --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................        317        10,201           --           462
  Advisors Select.............................................         --         9,301           --            --
  Class J.....................................................      4,269        22,403           --         2,197
  Institutional...............................................         --        89,086      119,281            --
  Preferred...................................................          2        27,455        2,715         1,008
  Select......................................................         --             4           --            --
 Shares redeemed:
  Advisors Preferred..........................................    (92,776)   (9,260,912)    (306,556)      (28,336)
  Advisors Select.............................................    (72,642)  (40,616,350)    (157,570)     (105,764)
  Class J.....................................................   (504,970)  (46,566,722)    (207,775)     (298,264)
  Institutional...............................................     (6,563)     (893,755)  (2,550,480)           --
  Preferred...................................................    (74,568)  (26,877,124)    (417,472)      (53,454)
  Select......................................................    (72,985)   (1,072,600)      (5,943)           --
                                                                ---------   -----------   ----------     ---------
                                       Net Increase (Decrease)  1,700,504    94,621,981   19,550,877     1,159,164
                                                                =========   ===========   ==========     =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  MIDCAP       MONEY       PARTNERS       PARTNERS
                                                                  VALUE        MARKET      LARGECAP       LARGECAP
                                                                   FUND         FUND      BLEND FUND    BLEND FUND I
                                                                ----------  ------------  -----------  --------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................     58,560     8,690,975       32,029       101,408
  Advisors Select.............................................         --       587,541      110,383            --
  Class J.....................................................  2,093,137    42,715,709      684,930     1,319,331
  Institutional...............................................         --     1,682,840   17,134,110            --
  Preferred...................................................        106     2,496,062      515,736       130,416
  Select......................................................         --            --           --            --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --         5,553           --            --
  Advisors Select.............................................         --         4,047           --            --
  Class J.....................................................     10,946       119,305           --           539
  Institutional...............................................         --         9,472       13,550            --
  Preferred...................................................         --         9,359           --            --
  Select......................................................         --            --           --            --
 Shares redeemed:
  Advisors Preferred..........................................    (58,056)   (6,726,437)         (59)      (14,538)
  Advisors Select.............................................    (52,641)     (695,049)     (41,899)           --
  Class J.....................................................   (259,796)  (13,308,845)     (86,810)     (202,570)
  Institutional...............................................         --      (355,877)  (1,855,928)           --
  Preferred...................................................    (52,459)   (5,256,482)    (148,283)       (8,984)
  Select......................................................    (52,476)      (90,000)          --            --
                                                                ---------   -----------   ----------     ---------
                                       Net Increase (Decrease)  1,687,321    29,888,173   16,357,759     1,325,602
                                                                =========   ===========   ==========     =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                 PARTNERS      PARTNERS        PARTNERS       PARTNERS
                                                                 LARGECAP      LARGECAP        LARGECAP       LARGECAP
                                                                GROWTH FUND  GROWTH FUND I  GROWTH FUND II   VALUE FUND
                                                                -----------  -------------  --------------  -------------
 PERIODS ENDED OCTOBER 31, 2003:
 Shares sold:
  Advisors Preferred..........................................    10,000       3,270,711        625,502       1,139,629
  Advisors Select.............................................    10,000       2,979,409        163,977         900,999
  Class J.....................................................   259,766         960,922        311,433       1,067,467
  Institutional...............................................   450,000      38,157,630      7,563,990      41,643,121
  Preferred...................................................    10,000       2,563,669          6,900       1,965,979
  Select......................................................    10,000         290,202             --          87,446
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................        --              --             --           1,138
  Advisors Select.............................................        --              --             --           1,010
  Class J.....................................................        --              --             --             564
  Institutional...............................................        --          99,681             --         578,952
  Preferred...................................................        --              --             --          10,037
  Select......................................................        --              --             --              33
 Shares redeemed:
  Advisors Preferred..........................................        --      (1,013,929)       (62,205)       (397,162)
  Advisors Select.............................................        --        (840,240)        (7,382)       (249,244)
  Class J.....................................................   (41,146)       (237,153)      (111,684)       (205,898)
  Institutional...............................................        --     (12,427,775)      (315,207)     (4,806,841)
  Preferred...................................................        --      (1,626,100)        (9,379)       (819,629)
  Select......................................................        --        (155,553)            --        (104,871)
                                                                 -------     -----------      ---------      ----------
                                       Net Increase (Decrease)   708,620      32,021,474      8,165,945      40,812,730
                                                                 =======     ===========      =========      ==========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                 PARTNERS      PARTNERS        PARTNERS       PARTNERS
                                                                 LARGECAP      LARGECAP        LARGECAP       LARGECAP
                                                                GROWTH FUND  GROWTH FUND I  GROWTH FUND II   VALUE FUND
                                                                -----------  -------------  --------------  -------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................      N/A          707,244            --          199,133
  Advisors Select.............................................      N/A          357,339            --          451,807
  Class J.....................................................      N/A          693,341       377,839          633,407
  Institutional...............................................      N/A       48,268,323       313,777       46,259,021
  Preferred...................................................      N/A        3,038,160        36,865        1,334,679
  Select......................................................      N/A           28,856            --            4,328
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................      N/A               --            --               --
  Advisors Select.............................................      N/A               --            --               --
  Class J.....................................................      N/A               --            --              342
  Institutional...............................................      N/A               --            --           27,166
  Preferred...................................................      N/A               --            --                3
  Select......................................................      N/A               --            --               --
 Shares redeemed:
  Advisors Preferred..........................................      N/A           (4,941)           --           (6,984)
  Advisors Select.............................................      N/A         (156,091)           --         (121,974)
  Class J.....................................................      N/A         (105,528)      (67,618)         (78,381)
  Institutional...............................................      N/A       (2,221,289)     (214,872)      (1,530,913)
  Preferred...................................................      N/A         (765,234)           (3)        (368,507)
  Select......................................................      N/A               --            --               --
                                                                              ----------      --------       ----------
                                       Net Increase (Decrease)                49,840,180       445,988       46,803,127
                                                                    ===       ==========      ========       ==========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                 PARTNERS     PARTNERS    PARTNERS      PARTNERS
                                                                  MIDCAP       MIDCAP     SMALLCAP      SMALLCAP
                                                                GROWTH FUND  VALUE FUND  BLEND FUND   GROWTH FUND I
                                                                -----------  ----------  ----------  ---------------
 PERIODS ENDED OCTOBER 31, 2003:
 Shares sold:
  Advisors Preferred..........................................    487,857      213,601     11,860         207,761
  Advisors Select.............................................    348,627      135,280     10,000          18,359
  Class J.....................................................  1,114,345      685,891        N/A         733,244
  Institutional...............................................         --    4,924,582    362,472       7,013,529
  Preferred...................................................  1,067,314      135,903     10,000         163,830
  Select......................................................         --       36,073     10,000             235
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --           --         --              --
  Advisors Select.............................................         --           --         --              --
  Class J.....................................................         --           --         --              --
  Institutional...............................................         --           --         --              --
  Preferred...................................................         --           --         --              --
  Select......................................................         --           --         --              --
 Shares redeemed:
  Advisors Preferred..........................................   (145,327)     (93,176)    (1,860)        (73,329)
  Advisors Select.............................................   (136,784)     (11,975)        --         (11,073)
  Class J.....................................................   (271,805)    (136,204)       N/A        (136,784)
  Institutional...............................................         --     (659,309)    (5,090)    (16,384,441)
  Preferred...................................................   (293,284)     (32,080)        --        (108,167)
  Select......................................................    (69,882)      (5,157)        --              --
                                                                ---------    ---------    -------     -----------
                                       Net Increase (Decrease)  2,101,061    5,193,429    397,382     (8,576,836)
                                                                =========    =========    =======     ===========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                 PARTNERS     PARTNERS    PARTNERS      PARTNERS
                                                                  MIDCAP       MIDCAP     SMALLCAP      SMALLCAP
                                                                GROWTH FUND  VALUE FUND  BLEND FUND   GROWTH FUND I
                                                                -----------  ----------  ----------  ---------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................   121,579        54,221      N/A           115,089
  Advisors Select.............................................        45        41,845      N/A            69,114
  Class J.....................................................   510,213       480,952      N/A           289,218
  Institutional...............................................        --     2,237,692      N/A        17,727,135
  Preferred...................................................   148,695        71,630      N/A           194,091
  Select......................................................        --            --      N/A                --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................        --            --      N/A                --
  Advisors Select.............................................        --            --      N/A                --
  Class J.....................................................        --            --      N/A                --
  Institutional...............................................        --           893      N/A                --
  Preferred...................................................        --            --      N/A                --
  Select......................................................        --            --      N/A                --
 Shares redeemed:
  Advisors Preferred..........................................    (2,412)          (81)     N/A              (203)
  Advisors Select.............................................        --       (20,153)     N/A           (13,476)
  Class J.....................................................   (88,887)      (79,748)     N/A           (51,919)
  Institutional...............................................        --      (282,192)     N/A          (574,398)
  Preferred...................................................   (53,951)      (12,406)     N/A          (112,731)
  Select......................................................        --            --      N/A                --
                                                                 -------     ---------                 ----------
                                       Net Increase (Decrease)   635,282     2,492,653                 17,641,920
                                                                 =======     =========                 ==========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                   PARTNERS      PARTNERS      PARTNERS      PREFERRED
                                                                   SMALLCAP      SMALLCAP      SMALLCAP     SECURITIES
                                                                GROWTH FUND II  VALUE FUND   VALUE FUND I      FUND
                                                                --------------  -----------  ------------  -------------
 PERIODS ENDED OCTOBER 31, 2003:
 Shares sold:
  Advisors Preferred..........................................      531,572        458,952       18,594            N/A
  Advisors Select.............................................      311,389        117,703       51,497            N/A
  Class J.....................................................      316,100        132,395          N/A            N/A
  Institutional...............................................   21,985,937      6,552,785    4,255,744     10,586,025
  Preferred...................................................      252,316        815,266       14,306            N/A
  Select......................................................       18,766            294       10,156            N/A
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................           --            364           --            N/A
  Advisors Select.............................................           --            657           --            N/A
  Class J.....................................................           --          4,162          N/A            N/A
  Institutional...............................................           --        134,629           --         45,734
  Preferred...................................................           --          5,952           --            N/A
  Select......................................................           --             --           --            N/A
 Shares redeemed:
  Advisors Preferred..........................................     (334,169)      (233,761)         (81)           N/A
  Advisors Select.............................................     (129,844)      (109,199)        (986)           N/A
  Class J.....................................................      (73,144)      (188,685)         N/A            N/A
  Institutional...............................................   (2,642,003)    (7,393,318)    (594,864)    (1,011,585)
  Preferred...................................................     (143,598)      (506,594)        (387)           N/A
  Select......................................................     (107,640)       (82,576)          --            N/A
                                                                 ----------     ----------    ---------     ----------
                                       Net Increase (Decrease)   19,985,682      (290,974)    3,753,979      9,620,174
                                                                 ==========     ==========    =========     ==========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                   PARTNERS      PARTNERS      PARTNERS     PREFERRED
                                                                   SMALLCAP      SMALLCAP      SMALLCAP     SECURITIES
                                                                GROWTH FUND II  VALUE FUND   VALUE FUND I      FUND
                                                                --------------  -----------  ------------  ------------
 PERIODS ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................      150,230         21,029       N/A              N/A
  Advisors Select.............................................           --         67,727       N/A              N/A
  Class J.....................................................      180,159        465,135       N/A              N/A
  Institutional...............................................    1,254,082     14,301,706       N/A        1,279,680
  Preferred...................................................       20,972        562,764       N/A              N/A
  Select......................................................           --             --       N/A              N/A
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................           --             --       N/A              N/A
  Advisors Select.............................................           --             --       N/A              N/A
  Class J.....................................................           --          1,242       N/A              N/A
  Institutional...............................................           --          9,001       N/A               --
  Preferred...................................................           --             --       N/A              N/A
  Select......................................................           --             --       N/A              N/A
 Shares redeemed:
  Advisors Preferred..........................................         (384)          (966)      N/A              N/A
  Advisors Select.............................................           --         (3,724)      N/A              N/A
  Class J.....................................................      (28,847)       (99,690)      N/A              N/A
  Institutional...............................................     (203,785)      (977,668)      N/A          (32,151)
  Preferred...................................................           --        (46,821)      N/A              N/A
  Select......................................................           --             --       N/A              N/A
                                                                  ---------     ----------                  ---------
                                       Net Increase (Decrease)    1,372,427     14,299,735                  1,247,529
                                                                  =========     ==========       ===        =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  PRINCIPAL      PRINCIPAL      PRINCIPAL       PRINCIPAL
                                                                LIFETIME 2010  LIFETIME 2020  LIFETIME 2030   LIFETIME 2040
                                                                    FUND           FUND           FUND            FUND
                                                                -------------  -------------  -------------  ---------------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Advisors Preferred..........................................     126,883         200,702        110,177         29,445
  Advisors Select.............................................     159,917         194,863        341,907         46,923
  Class J.....................................................   2,162,834       3,691,718      2,889,995        948,027
  Institutional...............................................   7,051,115       9,292,379     12,351,736      3,045,955
  Preferred...................................................      93,528         215,930        368,594         81,304
  Select......................................................          --              --             --             --
 Shares issued in acquisitions:
  Advisors Preferred..........................................         N/A             N/A         45,568            N/A
  Advisors Select.............................................         N/A             N/A         45,788            N/A
  Class J.....................................................         N/A             N/A      2,062,153            N/A
  Institutional...............................................         N/A             N/A            897            N/A
  Preferred...................................................         N/A             N/A         54,612            N/A
  Select......................................................         N/A             N/A         45,637            N/A
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................       2,904           1,894            424             26
  Advisors Select.............................................           2              50              2             23
  Class J.....................................................       3,933           4,942            861            198
  Institutional...............................................      78,885          85,290        104,359         23,532
  Preferred...................................................         660           1,362          1,315            211
  Select......................................................          --              --             --             --
 Shares redeemed:
  Advisors Preferred..........................................     (45,841)        (22,821)       (55,744)        (2,972)
  Advisors Select.............................................      (1,989)        (13,437)      (104,010)       (14,476)
  Class J.....................................................    (155,979)       (360,240)      (413,904)      (115,101)
  Institutional...............................................    (326,159)       (187,923)    (1,598,861)      (166,662)
  Preferred...................................................     (14,418)        (30,129)      (132,039)       (13,494)
  Select......................................................          --              --        (45,181)            --
                                                                 ---------      ----------     ----------      ---------
                                       Net Increase (Decrease)   9,136,275      13,074,580     16,074,286      3,862,939
                                                                 =========      ==========     ==========      =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  PRINCIPAL      PRINCIPAL      PRINCIPAL       PRINCIPAL
                                                                LIFETIME 2010  LIFETIME 2020  LIFETIME 2030   LIFETIME 2040
                                                                    FUND           FUND           FUND            FUND
                                                                -------------  -------------  -------------  ---------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................     262,294        232,546         75,149           4,654
  Advisors Select.............................................         226          6,581            442           6,418
  Class J.....................................................     555,485        981,192        869,562         385,927
  Institutional...............................................   3,444,606      4,403,883      3,484,721       1,520,667
  Preferred...................................................      36,358         78,916        105,526          22,064
  Select......................................................          --             --             --              --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................          --             --             --              --
  Advisors Select.............................................          --             --             --              --
  Class J.....................................................         603            896            929             292
  Institutional...............................................      12,764          8,913          7,939           5,703
  Preferred...................................................          --             --             --              --
  Select......................................................          --             --             --              --
 Shares redeemed:
  Advisors Preferred..........................................        (369)       (23,144)        (2,276)            (12)
  Advisors Select.............................................          --             --             --            (165)
  Class J.....................................................     (63,897)      (151,706)       (88,143)        (40,576)
  Institutional...............................................    (153,719)       (78,788)      (263,289)        (72,430)
  Preferred...................................................      (1,778)          (886)        (5,448)           (306)
  Select......................................................          --             --             --              --
                                                                 ---------      ---------      ---------       ---------
                                       Net Increase (Decrease)   4,092,573      5,458,403      4,185,112       1,832,236
                                                                 =========      =========      =========       =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  PRINCIPAL        PRINCIPAL
                                                                LIFETIME 2050  LIFETIME STRATEGIC  REAL ESTATE    SMALLCAP
                                                                    FUND          INCOME FUND         FUND       BLEND FUND
                                                                -------------  ------------------  -----------  ------------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Advisors Preferred..........................................       9,742            33,302         436,219        73,756
  Advisors Select.............................................      10,404            22,569         389,759        18,172
  Class J.....................................................      98,315           752,857       2,329,554     2,354,633
  Institutional...............................................   2,553,720         3,322,797       7,370,837       225,212
  Preferred...................................................      95,906           112,055       1,274,727       383,621
  Select......................................................          --                --          16,447            58
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................           6               645           8,245            --
  Advisors Select.............................................           1                 4             644            --
  Class J.....................................................          19               356          42,084            --
  Institutional...............................................       7,536            29,926              --            --
  Preferred...................................................          23               223          13,030            --
  Select......................................................          --                --             136            --
 Shares redeemed:
  Advisors Preferred..........................................      (1,266)          (13,639)       (267,108)      (33,224)
  Advisors Select.............................................        (592)           (1,536)       (160,498)       (4,062)
  Class J.....................................................     (24,317)          (54,556)       (590,493)     (504,469)
  Institutional...............................................    (154,266)         (330,249)       (644,299)       (7,260)
  Preferred...................................................     (16,686)          (18,898)       (439,174)      (17,825)
  Select......................................................          --                --         (75,223)          (18)
                                                                 ---------         ---------       ---------     ---------
                                       Net Increase (Decrease)   2,578,545         3,855,856       9,704,887     2,488,594
                                                                 =========         =========       =========     =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  PRINCIPAL        PRINCIPAL
                                                                LIFETIME 2050  LIFETIME STRATEGIC  REAL ESTATE    SMALLCAP
                                                                    FUND          INCOME FUND         FUND       BLEND FUND
                                                                -------------  ------------------  -----------  ------------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred..........................................          9             98,853         284,610        98,574
  Advisors Select.............................................      1,037                526          15,960         2,699
  Class J.....................................................     77,889             85,539       1,948,484     1,787,987
  Institutional...............................................    559,095          1,770,556              --       486,715
  Preferred...................................................      3,163             14,473         471,200        19,747
  Select......................................................         --                 --           4,891            --
 Shares issued in reinvestment of dividends and distributions:
  Advisors Preferred..........................................         --                 --              --            --
  Advisors Select.............................................         --                 --             127             3
  Class J.....................................................        211                 53           8,426           511
  Institutional...............................................      3,782              4,382              --            --
  Preferred...................................................         --                 --              28            --
  Select......................................................         --                 --              --            --
 Shares redeemed:
  Advisors Preferred..........................................         --            (20,583)        (64,763)     (130,322)
  Advisors Select.............................................       (171)                --         (53,953)     (124,653)
  Class J.....................................................    (12,573)           (18,129)       (341,593)     (222,932)
  Institutional...............................................    (66,082)          (196,316)             --          (245)
  Preferred...................................................       (115)              (163)       (109,402)     (124,059)
  Select......................................................         --                 --         (52,914)     (124,073)
                                                                  -------          ---------       ---------     ---------
                                       Net Increase (Decrease)    566,245          1,739,191       2,111,101     1,669,952
                                                                  =======          =========       =========     =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                       SMALLCAP
                                          SMALLCAP     S&P 600      SMALLCAP
                                         GROWTH FUND  INDEX FUND   VALUE FUND
                                         -----------  ----------   ----------
 YEAR ENDED OCTOBER 31, 2003:
 Shares sold:
  Advisors Preferred...................         396     328,627        53,983
  Advisors Select......................       1,479     204,465        71,799
  Class J..............................   1,887,819     826,122       570,939
  Institutional........................     884,626   1,490,954     1,055,561
  Preferred............................      15,088   1,044,918        73,092
  Select...............................          --      88,431         2,588
 Shares issued in reinvestment of
 dividends and distributions:
  Advisors Preferred...................          --          --            12
  Advisors Select......................          --          --            --
  Class J..............................          --          --            --
  Institutional........................          --          --         7,254
  Preferred............................          --       1,320            96
  Select...............................          --           3            --
 Shares redeemed:
  Advisors Preferred...................        (396)   (123,833)     (102,151)
  Advisors Select......................        (355)    (95,996)     (112,175)
  Class J..............................    (490,057)   (181,955)     (155,212)
  Institutional........................  (1,767,607)    (29,014)   (1,267,555)
  Preferred............................      (3,320)   (547,596)      (96,051)
  Select...............................          --     (66,966)      (72,781)
                                         ----------   ---------    ----------
                Net Increase (Decrease)     527,673   2,939,480        29,399
                                         ==========   =========    ==========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
6.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                        SMALLCAP
                                           SMALLCAP     S&P 600      SMALLCAP
                                          GROWTH FUND  INDEX FUND   VALUE FUND
                                          -----------  ----------   ----------
 YEAR ENDED OCTOBER 31, 2002:
 Shares sold:
  Advisors Preferred....................         --       17,402       33,359
  Advisors Select.......................     11,672       94,725        4,028
  Class J...............................    966,754      677,994      482,391
  Institutional.........................    835,986           --      893,061
  Preferred.............................     11,606      850,440       23,983
  Select................................         --        5,261           --
 Shares issued in reinvestment of
 dividends and distributions:
  Advisors Preferred....................         --           --           --
  Advisors Select.......................        111           --           --
  Class J...............................      9,032        2,609        3,579
  Institutional.........................      4,389           --        7,934
  Preferred.............................         --           12           --
  Select................................         --           --           --
 Shares redeemed:
  Advisors Preferred....................         --      (73,151)     (50,053)
  Advisors Select.......................    (10,704)     (81,565)     (44,660)
  Class J...............................   (237,694)    (106,656)     (81,960)
  Institutional.........................    (32,530)          --      (89,937)
  Preferred.............................     (5,017)    (274,593)     (49,209)
  Select................................         --      (71,956)     (42,241)
                                          ---------    ---------    ---------
                 Net Increase (Decrease)  1,553,605    1,040,522    1,090,275
                                          =========    =========    =========

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
7. FEDERAL TAX INFORMATION


DISTRIBUTIONS TO SHAREHOLDERS . The federal income tax character of distributions paid for periods ended October 31, 2003 and 2002 were as follows:

                            ORDINARY INCOME       LONG-TERM CAPITAL GAIN    RETURN OF CAPITAL
                            ------------          ---------------           -----------
                            2003        2002         2003         2002       2003        2002
                            ----        ----         ----         ----       ----        ----
 Bond & Mortgage         $7,483,839  $2,687,985   $       --     $   --     $    --     $   --
 Securities Fund
 Capital Preservation       776,276     517,342           --         --          --         --
 Fund
 Government Securities    2,927,085   1,764,065           --         --          --         --
 Fund
 High Quality               940,800     891,009           --         --          --         --
 Intermediate-Term Bond
 Fund
 High Quality Long-Term     589,958     747,716           --         --          --         --
 Bond Fund
 High Quality               883,468     959,723           --         --          --         --
 Short-Term Bond Fund
 International Emerging          --      31,324           --         --          --         --
 Markets Fund
 International Fund I       144,161     144,407           --         --          --         --
 International Fund II           --      46,718           --         --          --         --
 LargeCap Blend Fund I           --         N/A           --        N/A          --        N/A
 LargeCap Growth Fund        23,011          --           --         --          --         --
 LargeCap S&P 500 Index     650,381      68,923           --         --          --         --
 Fund
 LargeCap Value Fund        384,672      73,487           --         --          --         --
 MidCap Blend Fund           15,510      15,734           --         --      20,785         --
 MidCap Growth Fund              --          --           --         --          --         --
 MidCap S&P 400 Index        65,119      68,848           --      8,466          --         --
 Fund
 MidCap Value Fund           45,237     279,657           --         --          --         --
 Money Market Fund          159,486     203,096           --         --          --         --
 Partners LargeCap          998,054     146,348           --         --          --         --
 Blend Fund
 Partners LargeCap           40,347      26,739           --         --          --         --
 Blend Fund I
 Partners LargeCap               --         N/A           --        N/A          --        N/A
 Growth Fund
 Partners LargeCap          600,077          --           --         --          --         --
 Growth Fund I
 Partners LargeCap               --          --           --         --          --         --
 Growth Fund II
 Partners LargeCap        5,771,489     338,542           --         --          --         --
 Value Fund
 Partners MidCap Growth          --          --           --         --          --         --
 Fund
 Partners MidCap Value           --       5,841           --         --          --      6,426
 Fund
 Partners SmallCap               --         N/A           --        N/A          --        N/A
 Blend Fund
 Partners SmallCap               --          --           --         --          --         --
 Growth Fund I
 Partners SmallCap               --          --           --         --          --         --
 Growth Fund II
 Partners SmallCap          373,558     187,753    1,145,144         --          --         --
 Value Fund
 Partners SmallCap               --         N/A           --        N/A          --        N/A
 Value Fund I
 Preferred Securities       474,759          --           --         --          --         --
 Fund
 Principal LifeTime         806,490     133,871           --         --          --         --
 2010 Fund
 Principal LifeTime         850,719      98,372           --         --          --         --
 2020 Fund
 Principal LifeTime         977,145      88,271           --         --          --         --
 2030 Fund
 Principal LifeTime         203,796      61,136        3,742         --          --         --
 2040 Fund
 Principal LifeTime          60,158      39,928        1,571         --          --         --
 2050 Fund
 Principal LifeTime         299,468      45,832        2,790         --          --         --
 Strategic Income Fund
 Real Estate Fund           812,363     271,445           --         --          --         --
 SmallCap Blend Fund             --      21,579           --      1,576          --      1,068
 SmallCap Growth Fund            --     294,647           --         --          --         --
 SmallCap S&P 600 Index      13,291     107,626           --         --          --         --
 Fund
 SmallCap Value Fund         84,458     384,256           --      4,006          --         --



For federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
7. FEDERAL TAX INFORMATION (CONTINUED)



DISTRIBUTABLE EARNINGS. As of October 31, 2003, the components of distributable earnings on a federal tax basis were as follows:

                                     UNDISTRIBUTED          UNDISTRIBUTED
                                     ORDINARY INCOME   LONG-TERM CAPITAL GAINS
                                    ----------------   -----------------------
 Bond & Mortgage Securities Fund      $    62,862            $       --
 Capital Preservation Fund                142,448                    --
 Government Securities Fund               108,067                    --
 High Quality Intermediate-Term
 Bond Fund                                 37,267               197,199
 High Quality Long-Term Bond Fund           9,251                64,821
 High Quality Short-Term Bond Fund         10,497               154,698
 International Emerging Markets
 Fund                                      15,546                    --
 International Fund I                     128,286                    --
 International Fund II                  2,445,286                    --
 LargeCap Blend Fund I                    366,891                    --
 LargeCap Growth Fund                      53,034                    --
 LargeCap S&P 500 Index Fund            2,250,890                    --
 LargeCap Value Fund                      598,417                    --
 MidCap Blend Fund                             --                    --
 MidCap Growth Fund                            --                    --
 MidCap S&P 400 Index Fund                324,795               154,155
 MidCap Value Fund                         10,817                    --
 Money Market Fund                             --                    --
 Partners LargeCap Blend Fund           2,486,870                    --
 Partners LargeCap Blend Fund I            44,708                    --
 Partners LargeCap Growth Fund                 --                    --
 Partners LargeCap Growth Fund I        1,215,142                    --
 Partners LargeCap Growth Fund II              --                    --
 Partners LargeCap Value Fund          11,375,862                    --
 Partners MidCap Growth Fund                   --                    --
 Partners MidCap Value Fund               797,695               695,958
 Partners SmallCap Blend Fund             368,120                    --
 Partners SmallCap Growth Fund I               --                    --
 Partners SmallCap Growth Fund II         918,485               128,492
 Partners SmallCap Value Fund                  --                    --
 Partners SmallCap Value Fund I         2,419,810               208,187
 Preferred Securities Fund              4,133,481                    --
 Principal LifeTime 2010 Fund             746,560                    --
 Principal LifeTime 2020 Fund             831,672                    --
 Principal LifeTime 2030 Fund             142,562                    --
 Principal LifeTime 2040 Fund              71,920                    --
 Principal LifeTime 2050 Fund              10,817                    --
 Principal LifeTime Strategic
 Income Fund                              377,924                    --
 Real Estate Fund                       3,888,419             1,288,735
 SmallCap Blend Fund                           --               151,209
 SmallCap Growth Fund                          --                    --
 SmallCap S&P 600 Index Fund               56,004                11,894
 SmallCap Value Fund                      651,904               257,464

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
7. FEDERAL TAX INFORMATION (CONTINUED)


CAPITAL LOSS CARRYFORWARDS . Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2003, the Funds had approximate net capital loss carryforwards as follows:

                                                             NET CAPITAL LOSS CARRYFORWARDS EXPIRING IN:
                                                              2008        2009        2010          2011
                                                           ----------  ----------  -----------  -----------
 Bond & Mortgage Securities Fund                           $       --  $       --  $   399,000   $        --
 Capital Preservation Fund                                         --          --       37,000        21,000
 Government Securities Fund                                        --       1,000       77,000       547,000
 International Emerging Markets Fund                               --     289,000      393,000            --
 International Fund I                                       1,796,000   2,802,000    3,427,000     3,929,000
 International Fund II                                             --     797,000    3,851,000     4,735,000
 LargeCap Growth Fund                                              --     479,000    3,014,000     4,212,000
 LargeCap S&P 500 Index Fund                                       --          --      785,000            --
 LargeCap Value Fund                                               --     325,000    2,757,000       863,000
 MidCap Blend Fund                                                 --          --      541,000            --
 MidCap Growth Fund                                                --     579,000    3,590,000            --
 MidCap Value Fund                                                 --          --      256,000            --
 Partners LargeCap Blend Fund                                      --     477,000    5,585,000     1,309,000
 Partners LargeCap Blend Fund I                                    --     354,000    1,444,000     1,276,000
 Partners LargeCap Growth Fund                                     --          --           --        17,000
 Partners LargeCap Growth Fund I                                   --     727,000   37,522,000    16,783,000
 Partners LargeCap Growth Fund II                                  --          --      982,000            --
 Partners LargeCap Value Fund                                      --          --    7,697,000    15,135,000
 Partners MidCap Growth Fund                                       --     748,000    1,670,000            --
 Partners SmallCap Growth Fund I                                   --   1,783,000   26,752,000    10,924,000
 Partners SmallCap Value Fund                                      --          --           --    13,167,000
 Principal LifeTime 2010 Fund                                      --          --           --     1,780,000
 Principal LifeTime 2020 Fund                                      --          --           --     2,848,000
 Principal LifeTime 2030 Fund                                      --   1,324,000           --     2,883,000
 Principal LifeTime 2040 Fund                                      --          --           --     1,427,000
 Principal LifeTime 2050 Fund                                      --          --           --       738,000
 Principal LifeTime Strategic Income Fund                          --          --           --       441,000
 SmallCap Growth Fund                                              --          --    4,395,000            --


During the year ended October 31, 2002, International Fund I, LargeCap Growth Fund, MidCap Blend Fund and Principal LifeTime 2030 Fund acquired approximately $2,158,000, $772,000, $736,000 and $1,324,000 of capital losses, included above, as part of their acquisitions of International SmallCap Fund, Technology Fund, Partners MidCap Blend Fund and Balanced Fund, respectively, which may be applied against realized net taxable gains in future years, subject to certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

                            SCHEDULE OF INVESTMENTS
                        BOND & MORTGAGE SECURITIES FUND

                                OCTOBER 31, 2003

                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (53.41%)
AEROSPACE & DEFENSE (0.23%)
 Boeing
                                                                      $                     $
  6.13%; 02/15/33                                                        155,000                 150,973
 Northrop Grumman
  7.75%; 02/15/31                                                        100,000                 120,757
 Raytheon
  6.30%; 03/15/05                                                        465,000                 489,040
                                                                                                 760,770
AEROSPACE & DEFENSE EQUIPMENT (0.09%)
 Lockheed Martin
  7.65%; 05/01/16                                                        250,000                 300,998
AGRICULTURAL OPERATIONS (0.04%)
 Bunge Limited Finance
  5.88%; 05/15/13                                                        145,000                 145,979
AIRLINES (0.25%)
 Northwest Airlines
  7.58%; 09/01/20                                                         75,027                  77,399
 Southwest Airlines
  5.10%; 05/01/06                                                         72,971                  76,746
  5.50%; 11/01/06                                                        650,000                 699,813
                                                                                                 853,958
ASSET BACKED SECURITIES (0.18%)
 Chase Funding Mortgage Loan
  3.07%; 08/25/17                                                        600,000                 603,664
AUTO-CARS & LIGHT TRUCKS (0.53%)
 DaimlerChrysler Holding
  4.05%; 06/04/08                                                        500,000                 483,332
  6.90%; 09/01/04                                                        330,000                 342,080
  7.30%; 01/15/12                                                        150,000                 162,157
 Ford Motor
  7.45%; 07/16/31                                                        235,000                 211,101
 General Motors
  8.25%; 07/15/23                                                        560,000                 589,086
                                                                                               1,787,756
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.10%)
 Navistar International
  9.38%; 06/01/06                                                        320,000                 350,400
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.18%)
 Delphi
  6.50%; 05/01/09                                                         70,000                  73,989
  6.50%; 08/15/13                                                        225,000                 228,534
 Lear
  7.96%; 05/15/05                                                        285,000                 306,375
                                                                                                 608,898
AUTOMOBILE SEQUENTIAL (1.74%)
 Capital Auto Receivables Asset Trust
  4.50%; 10/15/07                                                        680,000                 705,121
 DaimlerChrysler Auto Trust
  5.32%; 09/06/06                                                        500,000                 518,085
  6.11%; 11/08/04                                                          4,368                   4,372
 Ford Credit Auto Owner Trust
  4.01%; 03/15/06                                                      1,475,000               1,506,617
  4.72%; 12/15/05                                                        750,000                 769,576
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
AUTOMOBILE SEQUENTIAL (CONTINUED)
 Honda Auto Receivables Owner Trust
                                                                      $                     $
  4.22%; 04/16/07                                                      1,500,000               1,546,136
 M&I Auto Loan Trust
  3.04%; 10/20/08                                                        250,000                 253,529
 Toyota Auto Receivables Owner Trust
  4.72%; 09/15/08                                                        570,000                 586,070
                                                                                               5,889,506
BEVERAGES-NON-ALCOHOLIC (0.30%)
 Bottling Group
  4.63%; 11/15/12                                                        110,000                 108,760
 Coca-Cola Enterprises
  4.38%; 09/15/09                                                        100,000                 101,624
  5.25%; 05/15/07                                                        340,000                 365,590
 Coca-Cola HBC Finance /1/
  5.13%; 09/17/13                                                        345,000                 345,110
 PepsiAmericas
  3.88%; 09/12/07                                                         85,000                  85,872
                                                                                               1,006,956
BEVERAGES-WINE & SPIRITS (0.06%)
 Diageo Capital
  3.38%; 03/20/08                                                        200,000                 198,363
BREWERY (0.55%)
 Anheuser-Busch
  4.38%; 01/15/13                                                        245,000                 238,205
 Cia Brasileira de Bebidas /1/
  8.75%; 09/15/13                                                        220,000                 227,700
  10.50%; 12/15/11                                                       405,000                 458,662
 Coors Brewing
  6.38%; 05/15/12                                                        530,000                 576,250
 Miller Brewing /1/
  5.50%; 08/15/13                                                        100,000                 102,037
 SABMiller /1/
  6.63%; 08/15/33                                                        250,000                 261,870
                                                                                               1,864,724
BROADCASTING SERVICES & PROGRAMMING (0.21%)
 Grupo Televisa
  8.50%; 03/11/32                                                        160,000                 168,000
 Liberty Media
  3.50%; 09/25/06                                                        550,000                 543,171
                                                                                                 711,171
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.46%)
 CRH America
  6.40%; 10/15/33                                                        250,000                 255,018
  6.95%; 03/15/12                                                        441,000                 497,537
 Masco
  5.88%; 07/15/12                                                        380,000                 403,959
  6.00%; 05/03/04                                                        380,000                 387,872
                                                                                               1,544,386
BUILDING PRODUCTS-AIR & HEATING (0.01%)
 York International
  6.63%; 08/15/06                                                         35,000                  37,884
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.14%)
 Hanson Overseas
                                                                      $                     $
  6.75%; 09/15/05                                                        450,000                 483,372
BUILDING PRODUCTS-WOOD (0.03%)
 Celulosa Arauco y Constitucion /1/
  5.13%; 07/09/13                                                        115,000                 111,872
BUILDING-RESIDENTIAL & COMMERCIAL (0.19%)
 DR Horton
  8.50%; 04/15/12                                                        245,000                 275,625
 KB Home
  7.75%; 02/01/10                                                        340,000                 358,700
                                                                                                 634,325
CABLE & OTHER PAY TV SERVICES (0.09%)
 AT&T Broadband
  8.38%; 03/15/13                                                        254,000                 307,034
CABLE TV (1.50%)
 British Sky Broadcasting
  8.20%; 07/15/09                                                        380,000                 442,722
 Comcast
  5.30%; 01/15/14                                                        125,000                 122,857
  5.50%; 03/15/11                                                        645,000                 665,777
  5.85%; 01/15/10                                                         20,000                  21,248
  7.05%; 03/15/33                                                        500,000                 532,699
 Comcast Cable Communications
  6.75%; 01/30/11                                                        250,000                 276,729
 Cox Communications
  4.63%; 06/01/13                                                        125,000                 118,905
  5.50%; 10/01/15                                                        245,000                 243,080
  6.75%; 03/15/11                                                        890,000                 992,403
  7.50%; 08/15/04                                                        415,000                 431,915
 EchoStar DBS /1/
  5.75%; 10/01/08                                                        360,000                 358,650
  10.38%; 10/01/07                                                       360,000                 397,350
 Rogers Cable
  6.25%; 06/15/13                                                        465,000                 465,000
                                                                                               5,069,335
CASINO HOTELS (0.60%)
 Boyd Gaming
  9.25%; 08/01/09                                                        370,000                 415,787
 Mandalay Resort Group
  6.45%; 02/01/06                                                        315,000                 326,813
  6.50%; 07/31/09                                                        120,000                 123,750
 MGM Mirage
  6.00%; 10/01/09                                                        215,000                 217,688
  6.95%; 02/01/05                                                        115,000                 120,031
  7.25%; 10/15/06                                                         60,000                  64,050
  8.50%; 09/15/10                                                        410,000                 464,837
 Park Place Entertainment
  8.50%; 11/15/06                                                        275,000                 303,188
                                                                                               2,036,144
CASINO SERVICES (0.17%)
 International Game Technology
  7.88%; 05/15/04                                                        300,000                 309,141
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CASINO SERVICES (CONTINUED)
 International Game Technology (continued)
                                                                      $                     $
  8.38%; 05/15/09                                                        220,000                 262,542
                                                                                                 571,683
CELLULAR TELECOMMUNICATIONS (0.66%)
 360 Communications
  7.50%; 03/01/06                                                        125,000                 138,571
 AT&T Wireless Services
  7.88%; 03/01/11                                                        605,000                 691,323
 Telus
  7.50%; 06/01/07                                                        205,000                 227,667
  8.00%; 06/01/11                                                        110,000                 126,463
 Verizon Wireless Capital
  5.38%; 12/15/06                                                        715,000                 763,609
 Vodafone Group
  5.00%; 12/16/13                                                        275,000                 270,892
                                                                                               2,218,525
CHEMICALS-DIVERSIFIED (0.15%)
 Chevron Phillips Chemical
  7.00%; 03/15/11                                                        455,000                 502,768
CIRCUIT BOARDS (0.11%)
 Jabil Circuit
  5.88%; 07/15/10                                                        350,000                 361,581
COAL (0.11%)
 Peabody Energy
  6.88%; 03/15/13                                                        340,000                 357,850
COATINGS & PAINT (0.03%)
 Valspar
  6.00%; 05/01/07                                                         80,000                  85,836
COMMERCIAL BANKS (0.45%)
 AmSouth Bank
  4.85%; 04/01/13                                                        225,000                 222,011
 Marshall & Isley Bank
  4.13%; 09/04/07                                                        200,000                 207,842
 U.S. Bank
  6.38%; 08/01/11                                                        275,000                 305,550
 Union Planters Bank
  5.13%; 06/15/07                                                        310,000                 328,070
 Wachovia Bank
  7.80%; 08/18/10                                                        385,000                 460,454
                                                                                               1,523,927
COMMERCIAL SERVICE-FINANCE (0.04%)
 Deluxe
  5.00%; 12/15/12                                                        150,000                 149,450
COMPUTER SERVICES (0.08%)
 Unisys
  8.13%; 06/01/06                                                        250,000                 273,750
COMPUTERS-INTEGRATED SYSTEMS (0.01%)
 NCR
  7.13%; 06/15/09                                                         25,000                  27,404
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CONSUMER PRODUCTS-MISCELLANEOUS (0.22%)
 American Greetings
                                                                      $                     $
  6.10%; 08/01/28                                                        590,000                 599,588
 Fortune Brands /1/
  7.13%; 11/01/04                                                        140,000                 147,387
                                                                                                 746,975
CONTAINERS-PAPER & PLASTIC (0.26%)
 Norampac /1/
  6.75%; 06/01/13                                                        340,000                 353,600
 Sonoco Products
  7.00%; 11/15/04                                                        500,000                 523,878
                                                                                                 877,478
CREDIT CARD ASSET BACKED SECURITIES (1.59%)
 American Express Credit Account      Master Trust
  5.53%; 10/15/08                                                        375,000                 402,368
 Bank One Issuance Trust
  3.59%; 05/17/10                                                      1,000,000               1,011,634
 Citibank Credit Card Issuance Trust
  2.70%; 01/15/08                                                      1,000,000               1,007,464
  4.10%; 12/07/06                                                        500,000                 513,736
 Citibank Credit Card Master Trust I
  5.50%; 02/15/06                                                        185,000                 187,279
 Discover Card Master Trust I
  5.75%; 12/15/08                                                      1,000,000               1,079,702
  6.85%; 07/17/07                                                        400,000                 424,358
 MBNA Credit Card Master Note Trust
  3.90%; 11/15/07                                                        425,000                 438,319
 MBNA Master Credit Card Trust
  6.60%; 04/16/07                                                        300,000                 315,623
                                                                                               5,380,483
CREDIT CARD CONTROL AMORTIZATION (0.00%)
 Sears Credit Account Master Trust
  7.25%; 11/15/07                                                         15,417                  15,452
CRUISE LINES (0.04%)
 Royal Caribbean Cruises
  8.00%; 05/15/10                                                        115,000                 123,625
DATA PROCESSING & MANAGEMENT (0.06%)
 Certegy /1/
  4.75%; 09/15/08                                                        190,000                 194,005
DIVERSIFIED FINANCIAL SERVICES (1.66%)
 Citigroup
  3.50%; 02/01/08                                                        585,000                 584,554
  5.63%; 08/27/12                                                        100,000                 105,504
  6.00%; 02/21/12                                                        490,000                 533,048
  6.63%; 06/15/32                                                        245,000                 265,089
  6.75%; 12/01/05                                                        820,000                 893,512
  7.25%; 10/01/10                                                        195,000                 226,862
 General Electric Capital
  4.63%; 09/15/09                                                      1,125,000               1,161,650
  6.75%; 03/15/32                                                        195,000                 216,228
 John Deere Capital
  3.13%; 12/15/05                                                        135,000                 137,899
  3.90%; 01/15/08                                                        285,000                 288,549
  5.52%; 04/30/04                                                        350,000                 357,117
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
 John Deere Capital (continued)
                                                                      $                     $
  7.00%; 03/15/12                                                        170,000                 194,678
 NiSource Finance
  3.20%; 11/01/06                                                        370,000                 370,414
  5.40%; 07/15/14                                                        275,000                 274,968
                                                                                               5,610,072
DIVERSIFIED MANUFACTURING OPERATIONS (0.58%)
 General Electric
  5.00%; 02/01/13                                                        935,000                 940,924
 Pacifica Papers
  10.00%; 03/15/09                                                       315,000                 333,900
 SPX
  6.25%; 06/15/11                                                        300,000                 300,750
 Tyco International
  6.38%; 02/15/06                                                        365,000                 386,444
                                                                                               1,962,018
DIVERSIFIED MINERALS (0.13%)
 Corp. Nacional del Cobre de Chile /1/
  5.50%; 10/15/13                                                        180,000                 180,815
 Vale Overseas /1/
  9.00%; 08/15/13                                                        235,000                 249,100
                                                                                                 429,915
DIVERSIFIED OPERATIONS (0.13%)
 Hutchison Whampoa International /1/
  6.50%; 02/13/13                                                        425,000                 442,655
ELECTRIC-INTEGRATED (3.44%)
 Alabama Power
  5.60%; 03/15/33                                                        150,000                 143,141
 Appalachian Power
  5.95%; 05/15/33                                                         85,000                  79,468
 Arizona Public Service
  6.50%; 03/01/12                                                        395,000                 432,180
 Carolina Power & Light
  6.50%; 07/15/12                                                        200,000                 218,747
  6.65%; 04/01/08                                                        100,000                 110,900
 Centerior Energy
  7.67%; 07/01/04                                                        300,000                 311,088
 CenterPoint Energy Houston Electric /1/
  5.70%; 03/15/13                                                        175,000                 182,594
  5.88%; 06/01/08                                                        175,000                 180,102
 CenterPoint Energy Resources /1/
  7.88%; 04/01/13                                                        340,000                 386,336
 Cincinnati Gas & Electric
  5.40%; 06/15/33                                                        145,000                 128,702
 Columbus Southern Power
  6.85%; 10/03/05                                                        355,000                 383,989
 Consolidated Edison
  3.63%; 08/01/08                                                        250,000                 248,000
 Consumers Energy /1/
  4.25%; 04/15/08                                                         70,000                  70,449
  6.00%; 03/15/05                                                         45,000                  47,286
 Dayton Power & Light /1/
  5.13%; 10/01/13                                                        325,000                 326,110
 Dominion Resources
  4.13%; 02/15/08                                                        310,000                 315,191
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 DTE Energy
                                                                      $                     $
  6.00%; 06/01/04                                                        300,000                 307,591
  7.05%; 06/01/11                                                        190,000                 214,537
 Duke Energy
  4.50%; 04/01/10                                                        175,000                 176,356
 Entergy Gulf States /1/
  3.60%; 06/01/08                                                        165,000                 157,957
 Exelon
  6.75%; 05/01/11                                                        155,000                 171,760
 FirstEnergy
  5.50%; 11/15/06                                                        415,000                 436,109
 FPL Group Capital
  3.25%; 04/11/06                                                        390,000                 394,564
  6.88%; 06/01/04                                                        200,000                 206,135
 GPU
  7.70%; 12/01/05                                                        125,000                 135,089
 Indianapolis Power & Light
  7.38%; 08/01/07                                                        390,000                 431,386
 MidAmerican Energy Holdings
  3.50%; 05/15/08                                                        975,000                 947,933
  4.63%; 10/01/07                                                        180,000                 184,115
  6.75%; 12/30/31                                                         85,000                  91,179
 Niagara Mohawk Power
  5.38%; 10/01/04                                                        120,000                 123,853
 Northeast Utilities
  3.30%; 06/01/08                                                        140,000                 134,822
 Ohio Power
  4.85%; 01/15/14                                                        325,000                 313,620
 Oncor Electric Delivery
  6.38%; 05/01/12                                                        225,000                 246,513
  7.25%; 01/15/33                                                        115,000                 128,989
 PacifiCorp
  5.45%; 09/15/13                                                        275,000                 282,819
 Pepco Holdings
  3.75%; 02/15/06                                                        505,000                 513,891
  4.00%; 05/15/10                                                        100,000                  96,755
 Power Contract Financing /1/
  5.20%; 02/01/06                                                        215,000                 214,523
 PPL Energy Supply
  6.40%; 11/01/11                                                         50,000                  53,140
 Progress Energy
  6.55%; 03/01/04                                                        100,000                 101,617
  6.75%; 03/01/06                                                        325,000                 353,667
 PSI Energy
  5.00%; 09/15/13                                                        325,000                 320,174
 Puget Energy
  3.36%; 06/01/08                                                        175,000                 169,065
 Southern California Edison
  8.00%; 02/15/07                                                        340,000                 381,650
 Southwestern Electric Power
  4.50%; 07/01/05                                                         80,000                  82,862
 TXU Energy /1/
  6.13%; 03/15/08                                                        370,000                 396,462
 Wisconsin Electric Power
  5.63%; 05/15/33                                                        280,000                 267,551
                                                                                              11,600,967
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRONIC CONNECTORS (0.18%)
 Thomas & Betts
                                                                      $                     $
  8.25%; 01/15/04                                                        596,000                 598,980
ENTERPRISE SOFTWARE & SERVICE (0.15%)
 Oracle
  6.72%; 02/15/04                                                        500,000                 507,502
FEDERAL & FEDERALLY SPONSORED CREDIT (0.10%)
 Federal Farm Credit Bank
  7.25%; 06/12/07                                                        180,000                 206,690
 Housing Urban Development
  2.99%; 08/01/05                                                        125,000                 127,160
                                                                                                 333,850
FINANCE-AUTO LOANS (1.08%)
 Ford Motor Credit
  5.75%; 02/23/04                                                        310,000                 313,734
  6.50%; 01/25/07                                                        705,000                 727,411
  7.38%; 02/01/11                                                        560,000                 570,167
 General Motors Acceptance
  5.13%; 05/09/08                                                        310,000                 314,857
  6.13%; 08/28/07                                                        140,000                 147,482
  6.38%; 01/30/04                                                        100,000                 101,158
  6.88%; 09/15/11                                                        665,000                 686,016
  6.88%; 08/28/12                                                        215,000                 220,390
  7.00%; 02/01/12                                                        115,000                 118,858
  8.00%; 11/01/31                                                        175,000                 179,970
 Toyota Motor Credit
  2.80%; 01/18/06                                                        250,000                 253,879
                                                                                               3,633,922
FINANCE-CONSUMER LOANS (0.65%)
 American General Finance
  5.38%; 09/01/09                                                        125,000                 132,444
  5.88%; 07/14/06                                                        470,000                 507,552
 Household Finance
  4.75%; 07/15/13                                                        275,000                 265,951
  5.75%; 01/30/07                                                        665,000                 717,979
  7.00%; 05/15/12                                                        425,000                 482,661
  7.63%; 05/17/32                                                         85,000                 100,982
                                                                                               2,207,569
FINANCE-INVESTMENT BANKER & BROKER (1.50%)
 Banque Paribas
  6.88%; 03/01/09                                                        225,000                 255,176
 Bear Stearns
  3.00%; 03/30/06                                                        415,000                 420,292
  4.00%; 01/31/08                                                        160,000                 162,560
 Goldman Sachs Group
  4.13%; 01/15/08                                                        500,000                 510,481
  5.25%; 10/15/13                                                        175,000                 175,331
  6.60%; 01/15/12                                                      1,300,000               1,441,899
  6.65%; 05/15/09                                                         75,000                  84,442
 Lehman Brothers Holdings
  4.00%; 01/22/08                                                        250,000                 253,636
  6.63%; 01/18/12                                                        590,000                 660,206
 Merrill Lynch
  4.50%; 11/04/10                                                        350,000                 349,790
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Morgan Stanley
                                                                      $                     $
  4.25%; 05/15/10                                                        100,000                  98,518
  5.30%; 03/01/13                                                        290,000                 294,310
  6.75%; 04/15/11                                                         65,000                  73,041
  7.75%; 06/15/05                                                        275,000                 300,000
                                                                                               5,079,682
FINANCE-LEASING COMPANY (0.11%)
 Boeing Capital
  4.75%; 08/25/08                                                        240,000                 247,082
  7.10%; 09/27/05                                                        100,000                 108,793
                                                                                                 355,875
FINANCE-MORTGAGE LOAN/BANKER (4.55%)
 Countrywide Home Loan
  4.25%; 12/19/07                                                        120,000                 122,413
  5.25%; 06/15/04                                                        250,000                 255,648
  5.50%; 02/01/07                                                        255,000                 272,175
 Federal Home Loan Bank System
  3.88%; 06/14/13                                                        550,000                 516,602
 Federal Home Loan Mortgage
  2.65%; 05/30/08                                                      1,750,000               1,693,940
  3.00%; 07/15/04                                                        500,000                 506,094
  3.13%; 08/25/06                                                        275,000                 278,342
  3.25%; 02/25/08                                                      1,250,000               1,235,221
  4.75%; 10/11/12                                                        300,000                 294,428
  4.75%; 05/06/13                                                        575,000                 557,866
  5.75%; 01/15/12                                                        415,000                 449,758
  6.25%; 07/15/32                                                        525,000                 566,289
  6.75%; 03/15/31                                                        762,000                 873,312
 Federal National Mortgage Association
  2.30%; 03/28/06                                                        675,000                 675,884
  2.38%; 03/17/06                                                        500,000                 498,486
  2.88%; 05/19/08                                                        550,000                 532,970
  3.32%; 11/25/32                                                        200,000                 201,562
  3.70%; 11/01/07                                                        440,000                 444,840
  3.75%; 07/29/05                                                        350,000                 356,495
  4.00%; 09/02/08                                                        575,000                 577,989
  4.32%; 07/26/07                                                        175,000                 182,006
  4.63%; 05/01/13                                                        600,000                 577,664
  4.75%; 02/21/13                                                        800,000                 783,686
  5.25%; 01/15/09                                                        350,000                 375,368
  5.25%; 08/01/12                                                        425,000                 431,201
  5.50%; 03/15/11                                                        850,000                 912,581
  6.00%; 05/15/11                                                         75,000                  82,682
  7.25%; 01/15/10                                                        250,000                 293,949
  7.25%; 05/15/30                                                        670,000                 810,675
                                                                                              15,360,126
FINANCE-OTHER SERVICES (0.34%)
 Newcourt Credit Group
  6.88%; 02/16/05                                                         75,000                  79,571
 Verizon Global Funding
  7.25%; 12/01/10                                                        575,000                 656,686
  7.75%; 12/01/30                                                        360,000                 416,695
                                                                                               1,152,952
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FOOD-DAIRY PRODUCTS (0.12%)
 Dean Foods
                                                                      $                     $
  6.63%; 05/15/09                                                        260,000                 273,000
  8.15%; 08/01/07                                                        105,000                 116,025
                                                                                                 389,025
FOOD-MISCELLANEOUS/DIVERSIFIED (1.17%)
 Cadbury Schweppes US Finance /1/
  3.88%; 10/01/08                                                        400,000                 396,900
 ConAgra Foods
  7.40%; 09/15/04                                                        175,000                 183,067
  7.50%; 09/15/05                                                        525,000                 574,358
 Corn Products International
  8.45%; 08/15/09                                                        205,000                 230,113
 General Mills
  6.00%; 02/15/12                                                        310,000                 331,426
  8.75%; 09/15/04                                                        700,000                 740,293
 Kellogg
  6.00%; 04/01/06                                                        285,000                 306,937
  6.60%; 04/01/11                                                        175,000                 195,524
 Kraft Foods
  4.00%; 10/01/08                                                        300,000                 299,194
  4.63%; 11/01/06                                                        500,000                 521,146
  6.25%; 06/01/12                                                         20,000                  21,551
  6.50%; 11/01/31                                                        130,000                 133,572
 Unilever Capital
  5.90%; 11/15/32                                                         30,000                  29,732
                                                                                               3,963,813
FOOD-RETAIL (0.58%)
 Delhaize America
  7.38%; 04/15/06                                                        325,000                 346,938
 Kroger
  6.20%; 06/15/12                                                        560,000                 598,438
 Safeway
  3.63%; 11/05/03                                                        250,000                 250,000
  5.80%; 08/15/12                                                        740,000                 766,904
                                                                                               1,962,280
FOOD-WHOLESALE & DISTRIBUTION (0.03%)
 Sysco International
  6.10%; 06/01/12                                                        100,000                 110,182
FORESTRY (0.02%)
 Tembec Industries
  8.63%; 06/30/09                                                         80,000                  78,000
GAS-DISTRIBUTION (0.05%)
 KeySpan
  7.63%; 11/15/10                                                        150,000                 178,450
GOLD MINING (0.04%)
 Placer Dome
  6.38%; 03/01/33                                                         40,000                  39,995
  6.45%; 10/15/35                                                         90,000                  90,666
                                                                                                 130,661
HOME DECORATION PRODUCTS (0.06%)
 Newell Rubbermaid
  4.00%; 05/01/10                                                         95,000                  89,715
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME DECORATION PRODUCTS (CONTINUED)
 Newell Rubbermaid (continued)
                                                                      $                     $
  4.63%; 12/15/09                                                         95,000                  94,940
                                                                                                 184,655
HOME EQUITY-SEQUENTIAL (1.07%)
 Ameriquest Mortgage Securities
  4.37%; 10/25/33                                                      1,500,000               1,481,189
 Long Beach Mortgage Loan Trust
  4.92%; 05/25/32                                                        254,527                 256,367
 Residential Asset Securities
  3.28%; 08/25/29                                                        225,000                 225,282
  4.59%; 10/25/26                                                        140,000                 143,816
  4.70%; 10/25/31                                                      1,500,000               1,514,044
                                                                                               3,620,698
HOTELS & MOTELS (0.13%)
 Starwood Hotels & Resorts
  6.75%; 11/15/03                                                        450,000                 450,000
INDUSTRIAL GASES (0.10%)
 Praxair
  4.75%; 07/15/07                                                         80,000                  84,009
  6.50%; 03/01/08                                                        235,000                 261,773
                                                                                                 345,782
INSTRUMENTS-CONTROLS (0.02%)
 Parker Hannifin
  4.88%; 02/15/13                                                         65,000                  64,275
INSTRUMENTS-SCIENTIFIC (0.10%)
 PerkinElmer
  8.88%; 01/15/13                                                        310,000                 339,450
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.07%)
 AMVESCAP
  5.38%; 02/27/13                                                         25,000                  24,184
  5.90%; 01/15/07                                                        190,000                 204,708
                                                                                                 228,892
LIFE & HEALTH INSURANCE (0.48%)
 Lincoln National
  5.25%; 06/15/07                                                        695,000                 736,564
 Nationwide Financial Services
  5.63%; 02/13/15                                                         45,000                  45,485
 Protective Life
  4.30%; 06/01/13                                                        300,000                 282,058
 Torchmark
  6.25%; 12/15/06                                                        500,000                 550,194
                                                                                               1,614,301
LINEN SUPPLY & RELATED ITEMS (0.06%)
 Cintas
  5.13%; 06/01/07                                                        175,000                 186,918
LOTTERY SERVICES (0.15%)
 GTECH Holdings /1/
  4.75%; 10/15/10                                                        500,000                 502,384
MACHINERY-CONSTRUCTION & MINING (0.10%)
 Case
  6.25%; 12/01/03                                                        335,000                 335,000
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MEDICAL-DRUGS (0.15%)
 American Home Products
                                                                      $                     $
  5.88%; 03/15/04                                                        100,000                 101,659
 Eli Lilly
  6.00%; 03/15/12                                                        200,000                 218,208
 Wyeth
  5.25%; 03/15/13                                                        175,000                 177,574
                                                                                                 497,441
MEDICAL-HMO (0.26%)
 Anthem
  4.88%; 08/01/05                                                        430,000                 447,272
  6.80%; 08/01/12                                                        385,000                 434,259
                                                                                                 881,531
MEDICAL-HOSPITALS (0.18%)
 HCA
  6.95%; 05/01/12                                                        105,000                 108,736
  7.13%; 06/01/06                                                        210,000                 224,922
 Tenet Healthcare
  5.00%; 07/01/07                                                        170,000                 158,100
  6.50%; 06/01/12                                                        115,000                 106,663
                                                                                                 598,421
METAL PROCESSORS & FABRICATION (0.06%)
 Timken
  5.75%; 02/15/10                                                        200,000                 195,159
METAL-ALUMINUM (0.05%)
 Alcan
  6.45%; 03/15/11                                                        160,000                 177,243
METAL-DIVERSIFIED (0.40%)
 Falconbridge
  5.38%; 06/01/15                                                        100,000                  96,034
  7.35%; 06/05/12                                                        205,000                 230,793
 Noranda
  7.25%; 07/15/12                                                        385,000                 430,150
 Rio Tinto Finance
  5.75%; 07/03/06                                                        550,000                 593,096
                                                                                               1,350,073
MISCELLANEOUS INVESTING (0.42%)
 Centerpoint Properties Trust
  4.75%; 08/01/10                                                        275,000                 275,206
 Duke Realty
  4.63%; 05/15/13                                                        275,000                 262,345
 Prologis
  5.50%; 03/01/13                                                        100,000                 102,161
 Simon Property Group
  6.75%; 02/09/04                                                        300,000                 304,067
 Spieker Properties
  6.80%; 05/01/04                                                        300,000                 306,835
 United Dominion Realty Trust
  6.50%; 06/15/09                                                        155,000                 170,530
                                                                                               1,421,144
MONEY CENTER BANKS (0.99%)
 Bank of America
  4.75%; 10/15/06                                                      1,425,000               1,502,949
  4.88%; 09/15/12                                                        445,000                 443,982
  7.40%; 01/15/11                                                        505,000                 589,435
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MONEY CENTER BANKS (CONTINUED)
 HBOS /1/
                                                                      $                     $
  6.00%; 11/01/33                                                        325,000                 320,328
 HSBC Holdings
  5.25%; 12/12/12                                                        100,000                 101,509
 Royal Bank of Scotland Group
  5.00%; 10/01/14                                                        220,000                 217,306
 United Overseas Bank /1/
  4.50%; 07/02/13                                                        175,000                 166,418
                                                                                               3,341,927
MORTGAGE BACKED SECURITIES (2.83%)
 Bear Stearns Commercial Mortgage Securities
  3.97%; 11/11/35                                                        975,120                 978,047
 Chase Commercial Mortgage Securities
  7.03%; 01/15/32                                                        232,813                 255,711
 Chase Manhattan Bank-First Union National Bank
  Commercial Mortgage Trust
  7.13%; 08/15/31                                                        296,425                 324,360
  7.44%; 08/15/31                                                        750,000                 866,828
 DLJ Commercial Mortgage
  7.62%; 06/10/33                                                         75,000                  88,340
 First Union National Bank Commercial Mortgage
  6.14%; 02/12/34                                                        150,000                 164,154
 First Union-Lehman Brothers-Bank of America Commercial
  Mortgage Trust
  6.56%; 11/18/35                                                      1,400,000               1,558,919
 GE Capital Commercial Mortgage
  5.99%; 12/10/35                                                      1,200,000               1,306,788
 GMAC Commercial Mortgage Securities
  6.96%; 09/15/35                                                        185,000                 209,891
 Greenwich Capital Commercial Funding
  4.95%; 01/11/35                                                        650,000                 655,691
 JP Morgan Chase Commercial Mortgage Securities
  6.47%; 11/15/35                                                      1,125,000               1,247,803
 LB-UBS Commercial Mortgage Trust /2/ /1/
  0.63%; 03/15/34                                                      1,416,403                  39,957
  4.90%; 06/15/26                                                        490,000                 514,635
 Morgan Stanley Capital I
  4.57%; 12/18/32                                                        140,520                 145,691
  6.20%; 07/15/33                                                        400,000                 439,162
  6.54%; 02/15/31                                                         50,000                  55,528
  7.59%; 11/15/28                                                        113,467                 121,126
 NationsLink Funding
  7.03%; 06/20/31                                                         48,703                  53,200
  7.23%; 06/20/31                                                        115,000                 130,861
 PNC Mortgage Acceptance
  7.33%; 12/10/32                                                        350,000                 402,968
                                                                                               9,559,660
MULTI-LINE INSURANCE (0.49%)
 Allstate
  5.35%; 06/01/33                                                        150,000                 136,811
 Hartford Financial Services Group
  2.38%; 06/01/06                                                        295,000                 291,821
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
 Hartford Financial Services Group (continued)
                                                                      $                     $
  4.63%; 07/15/13                                                        175,000                 166,842
  4.70%; 09/01/07                                                        160,000                 167,521
 MetLife
  5.25%; 12/01/06                                                        300,000                 323,475
  5.38%; 12/15/12                                                        370,000                 380,068
 Safeco
  4.88%; 02/01/10                                                        185,000                 189,394
                                                                                               1,655,932
MULTIMEDIA (1.26%)
 AOL Time Warner
  5.63%; 05/01/05                                                        630,000                 661,169
  6.15%; 05/01/07                                                        590,000                 641,394
  7.63%; 04/15/31                                                        985,000               1,100,656
 Gannett
  4.95%; 04/01/05                                                        100,000                 104,230
 News America
  4.75%; 03/15/10                                                         70,000                  71,188
  6.55%; 03/15/33                                                        220,000                 224,726
  6.63%; 01/09/08                                                        325,000                 360,848
 Viacom
  6.40%; 01/30/06                                                        650,000                 704,390
 Walt Disney
  5.38%; 06/01/07                                                        345,000                 368,458
                                                                                               4,237,059
NON-HAZARDOUS WASTE DISPOSAL (0.16%)
 Allied Waste
  8.50%; 12/01/08                                                        475,000                 523,688
NON-HOTEL GAMBLING (0.10%)
 Mohegan Tribal Gaming Authority /1/
  6.38%; 07/15/09                                                        340,000                 348,075
OIL & GAS DRILLING (0.48%)
 Nabors Holdings
  4.88%; 08/15/09                                                        100,000                 104,260
 Nabors Industries
  5.38%; 08/15/12                                                        385,000                 397,889
  6.80%; 04/15/04                                                        450,000                 460,785
 Pride International
  9.38%; 05/01/07                                                        350,000                 361,375
 Transocean
  6.63%; 04/15/11                                                        275,000                 304,407
                                                                                               1,628,716
OIL COMPANY-EXPLORATION & PRODUCTION (1.98%)
 Alberta Energy
  7.38%; 11/01/31                                                        190,000                 221,608
 Anadarko Finance
  6.75%; 05/01/11                                                        275,000                 309,237
 Anadarko Petroleum
  5.00%; 10/01/12                                                         15,000                  15,085
  5.38%; 03/01/07                                                        560,000                 599,911
 Canadian Natural Resources
  6.45%; 06/30/33                                                         75,000                  78,096
  7.20%; 01/15/32                                                        210,000                 239,483
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
 Canadian Occidental Petroleum
                                                                      $                     $
  7.13%; 02/04/04                                                        225,000                 228,089
 Chesapeake Energy
  8.38%; 11/01/08                                                        325,000                 355,875
 Devon Energy
  7.95%; 04/15/32                                                        245,000                 292,963
 Devon Financing
  6.88%; 09/30/11                                                        195,000                 220,052
 Forest Oil
  8.00%; 06/15/08                                                        340,000                 363,800
 Kerr-McGee
  5.88%; 09/15/06                                                        645,000                 691,697
 Nexen
  7.88%; 03/15/32                                                         65,000                  76,549
 Pemex Project Funding Master Trust
  6.13%; 08/15/08                                                         50,000                  52,550
  7.38%; 12/15/14                                                        150,000                 157,500
  7.88%; 02/01/09                                                        685,000                 767,200
  8.00%; 11/15/11                                                        320,000                 353,600
 Petroleos Mexicanos
  6.50%; 02/01/05                                                        700,000                 731,500
 Union Pacific Resources Group
  6.50%; 05/15/05                                                        465,000                 495,728
 Woodside Finance /1/
  6.70%; 08/01/11                                                        150,000                 157,490
 XTO Energy
  6.25%; 04/15/13                                                        185,000                 193,094
  7.50%; 04/15/12                                                         75,000                  84,000
                                                                                               6,685,107
OIL COMPANY-INTEGRATED (0.63%)
 Amerada Hess
  5.30%; 08/15/04                                                        300,000                 305,601
  6.65%; 08/15/11                                                        310,000                 329,337
  7.88%; 10/01/29                                                         50,000                  53,197
 BP Canada Finance
  3.63%; 01/15/09                                                        250,000                 248,562
 Conoco
  6.95%; 04/15/29                                                        100,000                 112,028
 Occidental Petroleum
  4.00%; 11/30/07                                                        285,000                 287,802
 PanCanadian Energy
  7.20%; 11/01/31                                                        125,000                 142,515
 Petro-Canada
  5.35%; 07/15/33                                                        175,000                 154,583
 Petrobras International Finance
  9.13%; 02/01/07                                                        100,000                 110,000
  9.13%; 07/02/13                                                        290,000                 301,600
 Petronas Capital /1/
  7.88%; 05/22/22                                                         60,000                  68,042
                                                                                               2,113,267
OIL FIELD MACHINERY & EQUIPMENT (0.15%)
 Grant Prideco
  9.00%; 12/15/09                                                        480,000                 518,400
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL REFINING & MARKETING (0.53%)
 Enterprise Products Partners
                                                                      $                     $
  6.38%; 02/01/13                                                        320,000                 346,543
 Tesoro Petroleum
  8.00%; 04/15/08                                                        310,000                 328,600
 Valero Energy
  6.88%; 04/15/12                                                        425,000                 466,820
  7.38%; 03/15/06                                                        600,000                 656,849
                                                                                               1,798,812
OIL-FIELD SERVICES (0.19%)
 Baker Hughes
  7.88%; 06/15/04                                                        625,000                 647,995
OPTICAL SUPPLIES (0.06%)
 Bausch & Lomb
  6.75%; 12/15/04                                                        210,000                 217,350
PAPER & RELATED PRODUCTS (0.80%)
 Abitibi-Consolidated
  5.25%; 06/20/08                                                        325,000                 310,877
  6.95%; 12/15/06                                                         80,000                  82,472
 Cascades
  7.25%; 02/15/13                                                        435,000                 454,575
 International Paper
  5.85%; 10/30/12                                                        100,000                 103,891
  6.75%; 09/01/11                                                        230,000                 254,030
 Norske Skog /1/
  7.63%; 10/15/11                                                        310,000                 346,617
 Sappi Papier Holding /1/
  6.75%; 06/15/12                                                        135,000                 145,472
 Smurfit Capital Funding
  6.75%; 11/20/05                                                        300,000                 307,500
 Stora Enso Oyj
  7.38%; 05/15/11                                                         15,000                  17,261
 Weyerhaeuser
  5.50%; 03/15/05                                                        300,000                 312,575
  6.13%; 03/15/07                                                         65,000                  70,292
  6.75%; 03/15/12                                                        235,000                 254,396
  7.38%; 03/15/32                                                         50,000                  53,828
                                                                                               2,713,786
PHARMACY SERVICES (0.26%)
 Express Scripts
  9.63%; 06/15/09                                                        465,000                 501,038
 Omnicare
  8.13%; 03/15/11                                                        345,000                 377,775
                                                                                                 878,813
PIPELINES (0.85%)
 Buckeye Partners
  4.63%; 07/15/13                                                        400,000                 383,216
 Duke Energy Field Services
  7.50%; 08/16/05                                                        335,000                 364,048
  7.88%; 08/16/10                                                        410,000                 479,064
 Enbridge Energy Partners
  4.75%; 06/01/13                                                        230,000                 220,240
 Equitable Resources
  5.15%; 11/15/12                                                        100,000                 102,532
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PIPELINES (CONTINUED)
 Kinder Morgan Energy Partners
                                                                      $                     $
  6.75%; 03/15/11                                                        550,000                 619,075
 National Fuel Gas
  5.25%; 03/01/13                                                        175,000                 173,041
 TEPPCO Partners
  6.13%; 02/01/13                                                        220,000                 231,624
  7.63%; 02/15/12                                                        185,000                 213,097
 Texas Eastern Transmission
  5.25%; 07/15/07                                                         90,000                  95,228
                                                                                               2,881,165
POULTRY (0.31%)
 Tyson Foods
  6.63%; 10/01/04                                                      1,005,000               1,042,671
PROPERTY & CASUALTY INSURANCE (0.60%)
 ACE
  6.00%; 04/01/07                                                        600,000                 647,271
 ACE INA Holdings
  8.20%; 08/15/04                                                        300,000                 314,486
 St. Paul
  5.75%; 03/15/07                                                        200,000                 213,479
  7.88%; 04/15/05                                                        272,000                 293,290
 Travelers Property Casualty
  6.38%; 03/15/33                                                        160,000                 166,186
 XL Capital
  6.50%; 01/15/12                                                        360,000                 392,614
                                                                                               2,027,326
PUBLISHING-BOOKS (0.05%)
 Reed Elsevier Capital
  6.13%; 08/01/06                                                        150,000                 163,570
REAL ESTATE OPERATOR & DEVELOPER (0.13%)
 EOP Operating
  7.00%; 07/15/11                                                        285,000                 320,843
  7.38%; 11/15/03                                                        120,000                 120,192
                                                                                                 441,035
REGIONAL AUTHORITY (0.34%)
 Financement Quebec
  5.00%; 10/25/12                                                        325,000                 331,089
 Province of Manitoba
  2.75%; 01/17/06                                                        500,000                 503,312
 Province of Ontario
  2.63%; 12/15/05                                                        175,000                 176,459
 Province of Quebec
  5.75%; 02/15/09                                                         20,000                  21,821
  7.50%; 09/15/29                                                        100,000                 123,007
                                                                                               1,155,688
REGIONAL BANKS (1.65%)
 Bank One
  7.63%; 08/01/05                                                      1,235,000               1,351,385
 Fifth Third Bancorp
  3.38%; 08/15/08                                                        350,000                 346,610
 FleetBoston Financial
  8.13%; 07/01/04                                                        300,000                 312,763
 KeyCorp
  4.63%; 05/16/05                                                        455,000                 473,949
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL BANKS (CONTINUED)
 KeyCorp (continued)
                                                                      $                     $
  8.00%; 07/01/04                                                        350,000                 364,418
 Korea Development Bank
  4.25%; 11/13/07                                                         25,000                  25,332
  7.13%; 04/22/04                                                        225,000                 230,624
 PNC Funding
  5.75%; 08/01/06                                                        530,000                 569,977
 SunTrust Banks
  5.05%; 07/01/07                                                         55,000                  58,961
  7.38%; 07/01/06                                                        150,000                 169,122
 Wachovia
  5.63%; 12/15/08                                                        265,000                 286,066
  6.38%; 02/01/09                                                        265,000                 294,657
 Wells Fargo
  3.12%; 08/15/08                                                        275,000                 269,544
  5.00%; 11/15/14                                                        170,000                 168,842
  5.13%; 02/15/07                                                        610,000                 650,389
                                                                                               5,572,639
REINSURANCE (0.14%)
 Berkshire Hathaway /1/
  4.63%; 10/15/13                                                        475,000                 465,950
RESEARCH & DEVELOPMENT (0.08%)
 Science Applications International /1/
  5.50%; 07/01/33                                                        125,000                 110,875
  7.13%; 07/01/32                                                        130,000                 142,410
                                                                                                 253,285
RETAIL-DISCOUNT (0.21%)
 Target
  5.38%; 06/15/09                                                         80,000                  86,217
  5.88%; 03/01/12                                                        280,000                 302,758
 Wal-Mart Stores
  4.38%; 07/12/07                                                        290,000                 304,221
                                                                                                 693,196
RETAIL-MAJOR DEPARTMENT STORE (0.12%)
 JC Penney
  9.75%; 06/15/21                                                        380,000                 395,200
RETAIL-REGIONAL DEPARTMENT STORE (0.02%)
 Kohl's
  6.00%; 01/15/33                                                         80,000                  79,992
RETAIL-RESTAURANTS (0.09%)
 Yum! Brands
  7.70%; 07/01/12                                                        280,000                 315,700
SAVINGS & LOANS-THRIFTS (0.13%)
 Washington Mutual
  3.97%; 03/25/33                                                        336,000                 335,220
  5.50%; 01/15/13                                                         95,000                  97,249
                                                                                                 432,469
SOVEREIGN (0.77%)
 Chile Government
  5.50%; 01/15/13                                                         40,000                  40,932
 Italy Government
  5.63%; 06/15/12                                                        310,000                 335,320
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SOVEREIGN (CONTINUED)
 Mexico Government
                                                                      $                     $
  8.00%; 09/24/22                                                        275,000                 299,063
  8.30%; 08/15/31                                                        365,000                 405,515
  8.38%; 01/14/11                                                        985,000               1,155,897
 Poland Government
  6.25%; 07/03/12                                                        340,000                 366,350
                                                                                               2,603,077
SPECIAL PURPOSE ENTITY (0.47%)
 Fondo Latinoamericano de Reservas /1/
  3.00%; 08/01/06                                                        350,000                 347,642
 Targeted Return Index Securities /1 2/
  6.00%; 01/25/07                                                        687,000                 737,652
  7.66%; 11/15/31                                                        440,000                 515,227
                                                                                               1,600,521
SUPRANATIONAL BANK (0.22%)
 Corp Andina de Fomento
  6.75%; 03/15/05                                                        340,000                 358,266
  6.88%; 03/15/12                                                        345,000                 379,578
                                                                                                 737,844
TELECOMMUNICATION SERVICES (0.48%)
 Citizens Communications
  7.45%; 01/15/04                                                        250,000                 252,840
  7.60%; 06/01/06                                                        200,000                 222,213
  7.63%; 08/15/08                                                        720,000                 826,454
 MasTec
  7.75%; 02/01/08                                                        315,000                 315,000
                                                                                               1,616,507
TELEPHONE COMMUNICATION (0.04%)
 Telstra
  6.38%; 04/01/12                                                        125,000                 137,562
TELEPHONE-INTEGRATED (2.86%)
 ALLTEL
  7.00%; 07/01/12                                                        500,000                 568,767
  7.88%; 07/01/32                                                         15,000                  18,160
 AT&T
  6.00%; 03/15/09                                                        255,000                 271,575
 BellSouth
  6.88%; 10/15/31                                                        190,000                 207,861
 British Telecommunications
  7.88%; 12/15/05                                                      1,785,000               1,976,431
 Deutsche Telekom International Finance
  5.25%; 07/22/13                                                      1,000,000                 993,836
  8.25%; 06/15/05                                                        250,000                 273,142
 France Telecom
  9.00%; 03/01/11                                                        835,000               1,007,360
 SBC Communications
  5.88%; 08/15/12                                                        265,000                 280,305
 Sprint Capital
  6.00%; 01/15/07                                                         65,000                  68,882
  6.13%; 11/15/08                                                        250,000                 263,304
  6.88%; 11/15/28                                                        275,000                 258,795
  6.90%; 05/01/19                                                        350,000                 346,881
 Telecom Italia Capital /1/
  4.00%; 11/15/08                                                        330,000                 329,595
  5.25%; 11/15/13                                                        300,000                 297,667
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 Telecom Italia Capital (continued) /1/
                                                                      $                     $
  6.38%; 11/15/33                                                        200,000                 198,146
 Telefonica Europe
  7.75%; 09/15/10                                                        615,000                 725,769
 Telefonos de Mexico
  8.25%; 01/26/06                                                        805,000                 890,531
 Verizon
  6.50%; 09/15/11                                                        405,000                 444,031
  7.38%; 04/01/32                                                        145,000                 160,021
 Verizon Florida
  6.13%; 01/15/13                                                         75,000                  79,445
                                                                                               9,660,504
TEXTILE-HOME FURNISHINGS (0.10%)
 Mohawk Industries
  6.50%; 04/15/07                                                        310,000                 341,420
TOOLS-HAND HELD (0.02%)
 Stanley Works
  4.90%; 11/01/12                                                         70,000                  70,100
TRANSPORT-MARINE (0.10%)
 Stena
  9.63%; 12/01/12                                                        300,000                 327,000
TRANSPORT-RAIL (0.69%)
 Burlington Northern Santa Fe
  7.95%; 08/15/30                                                        100,000                 121,951
 Canadian Pacific Railway
  5.75%; 03/15/33                                                        100,000                  95,302
  7.13%; 10/15/31                                                         50,000                  56,869
 CSX
  4.88%; 11/01/09                                                        350,000                 359,760
  6.25%; 10/15/08                                                        170,000                 186,602
 Norfolk Southern
  7.88%; 02/15/04                                                        525,000                 534,355
 Union Pacific
  4.70%; 01/02/24                                                         90,000                  87,948
  5.75%; 10/15/07                                                        300,000                 321,961
  5.84%; 05/25/04                                                        300,000                 306,359
  6.63%; 02/01/29                                                         45,000                  47,838
  7.60%; 05/01/05                                                        200,000                 216,996
                                                                                               2,335,941
VENTURE CAPITAL (0.10%)
 Arch Western Finance /1/
  6.75%; 07/01/13                                                        325,000                 336,375
                                                                    TOTAL BONDS              180,355,474




                                                           Principal

      Type            Rate              Maturity           Amount                               Value

----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (15.09%)
                                                                      $                     $
FHLMC              4.00%        09/01/10                               4,491,967               4,489,949
FHLMC              4.50%        02/01/10 - 07/01/18                    1,919,071               1,930,339
FHLMC              5.00%        12/01/17 - 08/01/33                   17,790,433              17,684,450
FHLMC              5.50%        04/01/09 - 05/01/33                   14,798,263              15,197,822
FHLMC              6.00%        12/01/16 - 02/01/33                    7,053,980               7,254,707
FHLMC              6.50%        07/01/19 - 09/01/32                    2,575,266               2,678,837
FHLMC              7.00%        08/01/16 - 04/01/32                    1,347,390               1,419,284
FHLMC              7.50%        10/01/30 - 02/01/32                      239,856                 256,137
FHLMC              8.00%        11/01/30 - 02/01/31                       31,962                  34,406
                                                       TOTAL FHLMC CERTIFICATES               50,945,931

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (14.66%)
FNMA               4.50%        06/01/18                               2,163,821               2,163,355
FNMA               5.00%        03/01/10 - 06/01/18                    4,902,178               4,995,599
FNMA /3/           5.50%        09/01/17 - 11/01/33                   17,390,090              17,632,670
FNMA               6.00%        05/01/09 - 03/01/33                    6,001,483               6,170,097
FNMA /3/           6.50%        04/01/10 - 11/01/33                   16,075,580              16,745,198
FNMA               7.00%        09/01/31 - 03/01/32                      885,191                 932,032
FNMA               7.50%        09/01/31 - 08/01/32                      832,432                 887,016
                                                        TOTAL FNMA CERTIFICATES               49,525,967

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (6.25%)
GNMA I             5.50%        06/15/33                               1,992,666               2,020,088
GNMA I             6.00%        08/15/31 - 02/15/33                    3,005,885               3,106,262
GNMA I             6.50%        01/15/27 - 10/15/32                    1,189,155               1,245,710
GNMA I             7.00%        04/15/31 - 08/15/31                      612,068                 648,907
GNMA I             7.50%        10/15/29 - 01/15/31                      120,351                 128,623
GNMA II /3/        5.50%        11/01/33                               5,800,000               5,868,969
GNMA II /3/        6.00%        11/01/33                               7,500,000               7,726,042
GNMA II            6.50%        02/20/32                                 130,167                 135,889
GNMA II            7.50%        10/20/30                                  52,855                  56,041
GNMA II            8.00%        01/20/31                                 163,880                 175,685
                                                        TOTAL GNMA CERTIFICATES               21,112,216

                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
TREASURY BONDS (9.76%)
 U.S. Treasury
                                                                      $                     $
  2.13%; 10/31/04                                                      8,000,000               8,068,752
  4.25%; 08/15/13                                                      3,750,000               3,734,768
  4.88%; 02/15/12                                                        845,000                 891,409
  5.00%; 08/15/11                                                        285,000                 304,115
  5.38%; 02/15/31                                                      3,000,000               3,100,194
  6.00%; 02/15/26                                                      2,750,000               3,020,919
  6.25%; 08/15/23                                                      3,760,000               4,243,513
                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
TREASURY BONDS (CONTINUED)
 U.S. Treasury (continued)
                                                                      $                     $
  6.25%; 05/15/30                                                      1,595,000               1,823,720
  6.75%; 08/15/26                                                      1,000,000               1,200,078
  7.25%; 05/15/16                                                      1,835,000               2,274,038
  7.50%; 11/15/16                                                        990,000               1,252,080
  8.00%; 11/15/21                                                        850,000               1,139,166
 U.S. Treasury Inflation-Indexed Obligations
  3.38%; 01/15/07                                                      1,747,500               1,905,663
                                                           TOTAL TREASURY BONDS               32,958,415

                                                           Principal

                                                           Amount                               Value

----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (9.57%)
FINANCE-MORTGAGE LOAN/BANKER (9.57%)
 Investment in Joint Trading Account; Federal Home Loan
  Bank                                                                10,000,000
  0.94%; 11/03/03                                                     32,325,453              32,323,765
                                                         TOTAL COMMERCIAL PAPER               32,323,765
                                                                                            ------------

                                          TOTAL PORTFOLIO INVESTMENTS (108.74%)              367,221,768
LIABILITIES, NET OF CASH AND RECEIVABLES (-8.74%)                                            (29,511,147)
                                                     TOTAL NET ASSETS (100.00%)             $337,710,621
                                                                                            ---------------


/1 /Restricted Security - The fund held securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $10,720,146 or 3.17% of net assets.
/2 /Variable rate.
/3 /Security or a portion of the security was purchased in a "to-be-announced"
  ("TBA") transaction. See Notes to Financial Statements.


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           CAPITAL PRESERVATION FUND

                                OCTOBER 31, 2003

                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
BONDS (78.12%)
AEROSPACE & DEFENSE EQUIPMENT (0.53%)
 General Dynamics
                                                                        $                     $
  3.00%; 05/15/08                                                          150,000                146,147
 United Technologies
  6.50%; 06/01/09                                                          100,000                113,488
                                                                                                  259,635
AIRLINES (0.33%)
 Southwest Airlines
  5.50%; 11/01/06                                                          150,000                161,495
ASSET BACKED SECURITIES (1.11%)
 Chase Funding Mortgage Loan
  4.54%; 09/25/32                                                          200,000                187,872
  4.88%; 08/25/28                                                           50,000                 51,824
  5.04%; 12/25/23                                                           50,000                 50,554
 Comm Commercial Mortgage
  7.21%; 08/15/33                                                          234,163                253,364
                                                                                                  543,614
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.21%)
 Delphi Automotive Systems
  6.13%; 05/01/04                                                          100,000                102,209
AUTOMOBILE SEQUENTIAL (6.94%)
 Capital Auto Receivables Asset Trust
  2.92%; 11/13/05                                                          150,000                151,840
  3.58%; 10/16/06                                                          300,000                307,819
  4.16%; 07/16/07                                                          200,000                205,974
 Chase Manhattan Auto Owner Trust
  2.06%; 12/15/09                                                          200,000                195,169
  3.80%; 05/15/08                                                          150,000                153,833
 DaimlerChrysler Auto Trust
  3.09%; 01/08/08                                                          200,000                202,969
  4.85%; 06/06/05                                                           91,559                 92,172
 Ford Credit Auto Owner Trust
  2.70%; 06/15/07                                                          300,000                302,196
  2.85%; 10/15/07                                                          250,000                248,463
  4.01%; 03/15/06                                                          150,000                153,215
  4.75%; 08/15/06                                                          100,000                104,280
 Honda Auto Receivables Owner Trust
  3.61%; 12/18/07                                                          201,000                206,451
  4.49%; 09/17/07                                                          200,000                207,875
 M&I Auto Loan Trust
  3.04%; 10/20/08                                                          150,000                152,117
 Nissan Auto Receivables Owner Trust
  2.05%; 03/16/09                                                          200,000                195,203
  4.60%; 09/17/07                                                          100,000                103,989
 Toyota Auto Receivables Owner Trust
  2.20%; 03/15/10                                                          200,000                198,726
  4.00%; 07/15/08                                                          100,000                102,784
  4.72%; 09/15/08                                                          100,000                102,819
                                                                                                3,387,894
BEVERAGES-NON-ALCOHOLIC (0.28%)
 Coca-Cola Enterprises
  5.25%; 05/15/07                                                          125,000                134,408
BEVERAGES-WINE & SPIRITS (0.48%)
 Brown-Forman
  3.00%; 03/15/08                                                           45,000                 43,954
                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BEVERAGES-WINE & SPIRITS (CONTINUED)
 Diageo Capital
                                                                        $                     $
  3.38%; 03/20/08                                                           90,000                 89,263
  3.50%; 11/19/07                                                          100,000                100,319
                                                                                                  233,536
BROADCASTING SERVICES & PROGRAMMING (0.21%)
 Turner Broadcasting System
  7.40%; 02/01/04                                                          100,000                101,361
CABLE TV (0.42%)
 Comcast
  5.50%; 03/15/11                                                          100,000                103,221
 Cox Communications
  3.88%; 10/01/08                                                          100,000                 99,356
                                                                                                  202,577
CELLULAR TELECOMMUNICATIONS (1.43%)
 AT&T Wireless Services
  6.88%; 04/18/05                                                          100,000                106,397
  7.50%; 05/01/07                                                           50,000                 56,083
 Cingular Wireless
  5.63%; 12/15/06                                                          150,000                161,749
 Verizon Wireless Capital
  5.38%; 12/15/06                                                          150,000                160,198
 Vodafone Group
  7.63%; 02/15/05                                                          200,000                214,595
                                                                                                  699,022
CHEMICALS-DIVERSIFIED (0.53%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                                           50,000                 53,094
 Dow Chemical
  5.75%; 12/15/08                                                          100,000                106,349
 E. I. Du Pont de Nemours
  3.38%; 11/15/07                                                          100,000                100,430
                                                                                                  259,873
COATINGS & PAINT (0.05%)
 Valspar
  6.00%; 05/01/07                                                           25,000                 26,824
COMMERCIAL BANKS (0.27%)
 Marshall & Isley Bank
  4.13%; 09/04/07                                                           25,000                 25,980
 Wachovia Bank
  4.85%; 07/30/07                                                          100,000                107,020
                                                                                                  133,000
COMPUTERS (0.63%)
 Hewlett-Packard
  3.63%; 03/15/08                                                          100,000                 99,777
  5.50%; 07/01/07                                                          100,000                107,695
 International Business Machines
  4.25%; 09/15/09                                                          100,000                101,761
                                                                                                  309,233
CONTAINERS-PAPER & PLASTIC (0.21%)
 Sonoco Products
  7.00%; 11/15/04                                                          100,000                104,775
                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COSMETICS & TOILETRIES (0.54%)
 Gillette
                                                                        $                     $
  4.00%; 06/30/05                                                          100,000                103,622
 Procter & Gamble
  4.75%; 06/15/07                                                          150,000                158,492
                                                                                                  262,114
CREDIT CARD ASSET BACKED SECURITIES (4.96%)
 American Express Credit Account
  Master Trust
  5.53%; 10/15/08                                                          300,000                321,894
 American Express Master Trust
  7.85%; 08/15/05                                                          200,000                211,201
 Bank One Issuance Trust
  2.94%; 06/16/08                                                          200,000                202,907
  4.16%; 01/15/08                                                          100,000                103,466
 Capital One Master Trust
  5.30%; 06/15/09                                                          150,000                159,715
 Chase Credit Card Master Trust
  5.50%; 11/17/08                                                          300,000                322,955
 Citibank Credit Card Issuance Trust
  3.10%; 03/10/10                                                          100,000                 98,381
 Discover Card Master Trust I
  5.15%; 10/15/09                                                          200,000                213,695
  5.60%; 05/16/06                                                          250,000                250,412
 MBNA Credit Card Master Note Trust
  5.15%; 07/15/09                                                          200,000                211,484
 MBNA Master Credit Card Trust
  6.90%; 01/15/08                                                          300,000                325,441
                                                                                                2,421,551
CREDIT CARD CONTROL AMORTIZATION (0.20%)
 Sears Credit Account Master Trust
  7.00%; 07/15/08                                                           93,750                 95,685
DIVERSIFIED FINANCIAL SERVICES (1.24%)
 Citigroup
  3.50%; 02/01/08                                                          100,000                 99,924
  6.75%; 12/01/05                                                          100,000                108,965
 General Electric Capital
  5.00%; 06/15/07                                                          100,000                106,015
 John Deere Capital
  3.90%; 01/15/08                                                          100,000                101,245
  4.50%; 08/22/07                                                          100,000                104,105
 NiSource Finance
  3.20%; 11/01/06                                                           85,000                 85,095
                                                                                                  605,349
DIVERSIFIED MANUFACTURING OPERATIONS (0.05%)
 Cooper Industries
  5.25%; 07/01/07                                                           25,000                 26,621
ELECTRIC PRODUCTS-MISCELLANEOUS (0.22%)
 Emerson Electric
  5.00%; 10/15/08                                                          100,000                106,055
ELECTRIC-DISTRIBUTION (0.22%)
 Detroit Edison
  5.05%; 10/01/05                                                          100,000                105,167
                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (2.96%)
 Alabama Power
                                                                        $                     $
  3.13%; 05/01/08                                                          150,000                146,462
 Commonwealth Edison
  3.70%; 02/01/08                                                          100,000                100,132
 Conectiv
  5.30%; 06/01/05                                                           15,000                 15,462
 Consolidated Edison
  3.63%; 08/01/08                                                          100,000                 99,200
  8.13%; 05/01/10                                                          100,000                120,422
 Dominion Resources
  4.13%; 02/15/08                                                           50,000                 50,837
 DTE Energy
  6.00%; 06/01/04                                                          100,000                102,530
 FPL Group Capital
  3.25%; 04/11/06                                                           75,000                 75,878
  6.88%; 06/01/04                                                           30,000                 30,920
 Niagara Mohawk Power
  7.75%; 05/15/06                                                          100,000                112,502
 Oncor Electric Delivery
  5.00%; 09/01/07                                                           50,000                 52,561
 PECO Energy
  3.50%; 05/01/08                                                          100,000                 99,261
 Progress Energy
  6.55%; 03/01/04                                                          200,000                203,235
 Public Service Company of Colorado
  4.38%; 10/01/08                                                          100,000                102,591
 Southwestern Electric Power
  4.50%; 07/01/05                                                           25,000                 25,895
 TXU Energy /1/
  6.13%; 03/15/08                                                          100,000                107,152
                                                                                                1,445,040
FIDUCIARY BANKS (0.46%)
 Bank of New York
  3.63%; 01/15/09                                                          100,000                 99,233
  3.75%; 02/15/08                                                          100,000                100,882
  3.90%; 09/01/07                                                           25,000                 25,567
                                                                                                  225,682
FINANCE-AUTO LOANS (1.06%)
 Ford Motor Credit
  6.70%; 07/16/04                                                          100,000                102,890
  6.88%; 02/01/06                                                          100,000                104,659
 General Motors Acceptance
  6.75%; 01/15/06                                                          100,000                106,620
  6.88%; 09/15/11                                                          100,000                103,160
 Toyota Motor Credit
  2.80%; 01/18/06                                                          100,000                101,552
                                                                                                  518,881
FINANCE-COMMERCIAL (0.53%)
 CIT Group
  4.13%; 02/21/06                                                          100,000                103,044
  5.88%; 10/15/08                                                           50,000                 54,103
 Heller Financial
  6.00%; 03/19/04                                                          100,000                101,765
                                                                                                  258,912
                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-CONSUMER LOANS (0.97%)
 American General Finance
                                                                        $                     $
  2.88%; 05/15/08 /1/                                                      150,000                145,004
  5.38%; 09/01/09                                                           20,000                 21,191
 Household Finance
  6.00%; 05/01/04                                                          200,000                204,605
 SLM
  3.95%; 08/15/08                                                          100,000                100,664
                                                                                                  471,464
FINANCE-CREDIT CARD (0.64%)
 American Express
  6.88%; 11/01/05                                                          100,000                109,310
 Citibank Credit Card
  5.30%; 01/09/06                                                          200,000                201,492
                                                                                                  310,802
FINANCE-INVESTMENT BANKER & BROKER (2.73%)
 Banque Paribas
  8.35%; 06/15/07                                                          150,000                173,933
 Bear Stearns
  3.00%; 03/30/06                                                          200,000                202,550
 Credit Suisse First Boston
  5.75%; 04/15/07                                                          200,000                216,643
 Goldman Sachs Group
  7.63%; 08/17/05                                                          100,000                109,752
 Lehman Brothers Holdings
  4.00%; 01/22/08                                                          100,000                101,454
  6.25%; 05/15/06                                                          100,000                108,941
 Merrill Lynch
  6.00%; 11/15/04                                                          200,000                209,042
 Morgan Stanley
  3.63%; 04/01/08                                                          100,000                 99,671
  7.75%; 06/15/05                                                          100,000                109,091
                                                                                                1,331,077
FINANCE-LEASING COMPANY (0.51%)
 Boeing Capital
  5.65%; 05/15/06                                                          100,000                106,665
  7.10%; 09/27/05                                                          100,000                108,793
 International Lease Finance
  5.25%; 05/03/04                                                           35,000                 35,626
                                                                                                  251,084
FINANCE-MORTGAGE LOAN/BANKER (9.68%)
 Countrywide Home Loan
  5.50%; 02/01/07                                                          100,000                106,735
  6.85%; 06/15/04                                                          100,000                103,228
 Federal Home Loan Mortgage
  2.88%; 09/15/05                                                        1,000,000              1,014,923
  4.50%; 08/15/04                                                          300,000                307,465
  5.25%; 02/15/04                                                           50,000                 50,587
  5.75%; 04/15/08                                                          200,000                219,645
  5.75%; 03/15/09                                                          150,000                164,300
  6.25%; 07/15/04                                                          200,000                206,951
  6.88%; 01/15/05                                                          250,000                265,753
  7.00%; 07/15/05                                                          225,000                243,912
 Federal National Mortgage
  Association
  3.88%; 03/15/05                                                          250,000                257,630
                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal National Mortgage
  Association (continued)
                                                                        $                     $
  5.25%; 06/15/06                                                          650,000                695,913
  5.50%; 02/15/06                                                          450,000                482,178
  6.00%; 05/15/08                                                          350,000                387,542
  7.00%; 07/15/05                                                          100,000                108,477
  7.13%; 02/15/05                                                          100,000                107,027
                                                                                                4,722,266
FINANCE-OTHER SERVICES (1.11%)
 Caterpillar Financial Services
  2.50%; 10/03/06                                                          100,000                 99,298
  2.59%; 07/15/06                                                           65,000                 65,112
 Mellon Funding
  4.88%; 06/15/07                                                          150,000                159,240
 Verizon Global Funding
  6.75%; 12/01/05                                                          200,000                217,744
                                                                                                  541,394
FOOD-MISCELLANEOUS/DIVERSIFIED (1.61%)
 Campbell Soup
  5.50%; 03/15/07                                                           50,000                 54,070
 General Mills
  2.63%; 10/24/06                                                          100,000                 99,223
  5.13%; 02/15/07                                                          100,000                106,482
 Kellogg
  6.00%; 04/01/06                                                          100,000                107,697
 Kraft Foods
  4.63%; 11/01/06                                                          100,000                104,229
 Sara Lee
  2.75%; 06/15/08                                                          100,000                 96,303
 Unilever Capital
  6.88%; 11/01/05                                                          200,000                218,351
                                                                                                  786,355
FOOD-RETAIL (0.41%)
 Safeway
  2.50%; 11/01/05                                                          100,000                 98,770
  3.63%; 11/05/03                                                          100,000                100,000
                                                                                                  198,770
HOME DECORATION PRODUCTS (0.17%)
 Newell Rubbermaid
  4.00%; 05/01/10                                                           90,000                 84,993
HOME EQUITY-SEQUENTIAL (1.72%)
 Ameriquest Mortgage Securities
  3.02%; 10/25/33                                                          300,000                296,975
 Residential Asset Securities
  3.49%; 03/25/31                                                          200,000                193,574
  4.80%; 08/25/32                                                          100,000                 98,272
  4.99%; 02/25/27                                                           50,000                 50,516
  5.57%; 09/25/33                                                          200,000                200,354
                                                                                                  839,691
INDUSTRIAL GASES (0.22%)
 Praxair
  4.75%; 07/15/07                                                          100,000                105,011
                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
INSURANCE BROKERS (0.21%)
 Marsh & McLennan
                                                                        $                     $
  3.63%; 02/15/08                                                          100,000                100,148
LIFE & HEALTH INSURANCE (0.08%)
 Lincoln National
  5.25%; 06/15/07                                                           35,000                 37,093
LINEN SUPPLY & RELATED ITEMS (0.05%)
 Cintas
  5.13%; 06/01/07                                                           25,000                 26,703
MEDICAL PRODUCTS (0.11%)
 Baxter International
  5.25%; 05/01/07                                                           50,000                 53,444
MEDICAL-DRUGS (0.36%)
 Eli Lilly
  5.50%; 07/15/06                                                          100,000                107,503
 Pfizer
  3.30%; 03/02/09                                                           70,000                 69,187
                                                                                                  176,690
MEDICAL-HMO (0.27%)
 Anthem
  4.88%; 08/01/05                                                          125,000                130,021
METAL-ALUMINUM (0.61%)
 Alcan
  6.25%; 11/01/08                                                          100,000                111,033
 Alcoa
  7.25%; 08/01/05                                                          170,000                185,397
                                                                                                  296,430
METAL-DIVERSIFIED (0.44%)
 Rio Tinto Finance
  5.75%; 07/03/06                                                          200,000                215,671
MISCELLANEOUS INVESTING (0.81%)
 Archstone-Smith Operating Trust
  5.00%; 08/15/07                                                           35,000                 36,532
 CarrAmerica Realty
  7.20%; 07/01/04                                                          100,000                103,539
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                                          100,000                107,666
 Simon Property Group
  5.38%; 08/28/08                                                           40,000                 41,963
  6.88%; 10/27/05                                                          100,000                108,054
                                                                                                  397,754
MONEY CENTER BANKS (0.75%)
 Bank of America
  4.75%; 10/15/06                                                          150,000                158,205
 JP Morgan Chase
  3.63%; 05/01/08                                                          100,000                 99,855
  5.25%; 05/30/07                                                           50,000                 53,396
  5.35%; 03/01/07                                                           50,000                 53,678
                                                                                                  365,134
MORTGAGE BACKED SECURITIES (9.71%)
 Banc of America Commercial Mortgage
  3.88%; 09/11/36                                                           98,676                 97,614
  4.77%; 07/11/43                                                          150,000                154,158
                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 Bear Stearns Commercial Mortgage Securities
                                                                        $                     $
  3.97%; 11/11/35                                                          146,268                146,707
 Chase Manhattan Bank-First Union National Bank Commercial
  Mortgage Trust
  7.13%; 08/15/31                                                          195,455                213,874
 Commercial Mortgage Acceptance
  6.79%; 06/15/31                                                          122,286                132,978
 Commercial Mortgage Pass-Through Certificate /1/
  3.25%; 06/10/38                                                          147,745                141,896
 CS First Boston Mortgage Securities
  6.38%; 12/16/35                                                          150,000                165,278
 First Union National Bank Commercial Mortgage
  5.59%; 02/12/34                                                          137,028                146,157
  7.84%; 05/17/32                                                          135,000                159,805
 First Union-Lehman Brothers-Bank of America Commercial
  Mortgage Trust
  6.56%; 11/18/35                                                          100,000                111,351
 GE Capital Commercial Mortgage
  4.97%; 08/11/36                                                          150,000                154,895
 GMAC Commercial Mortgage Securities
  4.32%; 10/15/38                                                           94,962                 98,369
  6.95%; 09/15/33                                                          100,000                113,205
 IMPAC Commercial Mortgage Trust
  4.34%; 07/25/33                                                           94,656                 96,859
 JP Morgan Chase Commercial Mortgage Securities
  4.37%; 10/12/37                                                           96,411                 97,874
  4.55%; 05/12/34                                                          113,402                117,780
 LB-UBS Commercial Mortgage Trust
  4.90%; 06/15/26                                                          250,000                262,569
  6.41%; 12/15/19                                                          113,408                123,289
  7.95%; 05/15/25                                                          130,000                154,591
 Merrill Lynch Mortgage Investors
  7.37%; 11/15/31                                                          235,859                246,473
  7.42%; 04/25/28                                                          250,000                272,339
 Morgan Stanley Capital I
  4.57%; 12/18/32                                                           88,327                 91,578
  6.21%; 11/15/31                                                           45,000                 49,524
  6.40%; 02/15/31                                                          190,316                207,202
  7.11%; 04/15/33                                                          200,000                228,420
  7.15%; 09/03/15                                                          173,396                190,270
 NationsLink Funding
  7.03%; 06/20/31                                                          189,084                206,540
  7.18%; 06/20/31                                                          200,000                219,986
 PNC Mortgage Acceptance
  7.11%; 12/10/32                                                          103,127                112,956
 Prudential Securities Secured Financing
  6.48%; 11/01/31                                                          200,000                222,324
                                                                                                4,736,861
MULTI-LINE INSURANCE (0.25%)
 Hartford Financial Services Group
  2.38%; 06/01/06                                                          110,000                108,815
                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
 Safeco
                                                                        $                     $
  4.88%; 02/01/10                                                           15,000                 15,356
                                                                                                  124,171
MULTIMEDIA (1.07%)
 AOL Time Warner
  6.13%; 04/15/06                                                          100,000                107,560
 Gannett
  5.50%; 04/01/07                                                           90,000                 97,503
 News America
  4.75%; 03/15/10                                                          100,000                101,697
 Viacom
  6.40%; 01/30/06                                                          200,000                216,736
                                                                                                  523,496
OIL & GAS DRILLING (0.11%)
 Nabors Holdings
  4.88%; 08/15/09                                                           50,000                 52,130
OIL COMPANY-EXPLORATION & PRODUCTION (0.96%)
 Anadarko Petroleum
  3.25%; 05/01/08                                                          100,000                 97,697
  5.38%; 03/01/07                                                          100,000                107,127
 BP Canada Energy
  6.75%; 02/15/05                                                          100,000                105,975
 Kerr-McGee
  5.38%; 04/15/05                                                           50,000                 51,984
 Pemex Project Funding Master Trust
  6.13%; 08/15/08                                                           50,000                 52,550
 Petroleos Mexicanos
  6.50%; 02/01/05                                                           50,000                 52,250
                                                                                                  467,583
OIL COMPANY-INTEGRATED (1.44%)
 Amerada Hess
  5.90%; 08/15/06                                                           35,000                 37,009
 BP Canada Finance
  3.63%; 01/15/09                                                          100,000                 99,425
 ChevronTexaco Capital
  3.38%; 02/15/08                                                          100,000                100,082
  3.50%; 09/17/07                                                          100,000                101,301
 Conoco
  5.90%; 04/15/04                                                          100,000                102,040
 Conoco Funding
  5.45%; 10/15/06                                                          100,000                107,543
 Marathon Oil
  5.38%; 06/01/07                                                           50,000                 53,423
 Occidental Petroleum
  4.00%; 11/30/07                                                          100,000                100,983
                                                                                                  701,806
PAPER & RELATED PRODUCTS (0.97%)
 International Paper
  3.80%; 04/01/08                                                          100,000                 99,236
  8.13%; 07/08/05                                                          100,000                109,551
 Weyerhaeuser
  5.50%; 03/15/05                                                          125,000                130,240
  6.13%; 03/15/07                                                          125,000                135,176
                                                                                                  474,203
                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PIPELINES (0.44%)
 Duke Energy Field Services
                                                                        $                     $
  7.50%; 08/16/05                                                          100,000                108,671
 Kinder Morgan
  6.65%; 03/01/05                                                          100,000                106,125
                                                                                                  214,796
PROPERTY & CASUALTY INSURANCE (0.59%)
 ACE INA Holdings
  8.20%; 08/15/04                                                          100,000                104,829
 St. Paul
  5.75%; 03/15/07                                                           25,000                 26,685
  7.88%; 04/15/05                                                          100,000                107,827
 Travelers Property Casualty
  3.75%; 03/15/08                                                           50,000                 50,036
                                                                                                  289,377
PUBLISHING-BOOKS (0.22%)
 Reed Elsevier Capital
  6.13%; 08/01/06                                                          100,000                109,046
PUBLISHING-NEWSPAPERS (0.05%)
 Thomson
  5.75%; 02/01/08                                                           25,000                 26,843
REGIONAL AUTHORITY (0.95%)
 Province of British Columbia
  5.38%; 10/29/08                                                          100,000                107,950
 Province of Manitoba
  2.75%; 01/17/06                                                          100,000                100,663
 Province of Ontario
  2.35%; 06/30/06                                                          100,000                 99,595
  2.63%; 12/15/05                                                           50,000                 50,417
 Province of Quebec
  5.00%; 07/17/09                                                          100,000                105,270
                                                                                                  463,895
REGIONAL BANKS (3.18%)
 Bank One
  7.63%; 08/01/05                                                          200,000                218,848
 Fifth Third Bancorp
  3.38%; 08/15/08                                                          100,000                 99,031
 FleetBoston Financial
  7.25%; 09/15/05                                                          100,000                109,256
  8.13%; 07/01/04                                                          100,000                104,255
 KeyCorp
  4.63%; 05/16/05                                                           50,000                 52,082
  8.00%; 07/01/04                                                          100,000                104,119
 Korea Development Bank
  7.13%; 04/22/04                                                          100,000                102,500
 PNC Funding
  5.75%; 08/01/06                                                          100,000                107,543
 SunTrust Banks
  2.50%; 11/01/06                                                          100,000                 99,502
  5.05%; 07/01/07                                                           75,000                 80,401
 U.S. Bancorp
  3.13%; 03/15/08                                                           50,000                 49,103
  5.10%; 07/15/07                                                          100,000                106,590
 Wachovia
  5.63%; 12/15/08                                                          100,000                107,949
                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL BANKS (CONTINUED)
 Wells Fargo
                                                                        $                     $
  3.50%; 04/04/08                                                          100,000                 99,872
  5.90%; 05/21/06                                                          100,000                108,727
                                                                                                1,549,778
RENTAL-AUTO & EQUIPMENT (0.12%)
 Hertz
  4.70%; 10/02/06                                                           60,000                 59,272
RETAIL-DISCOUNT (0.98%)
 Costco Wholesale
  5.50%; 03/15/07                                                           50,000                 54,203
 Target
  5.38%; 06/15/09                                                          100,000                107,772
  5.40%; 10/01/08                                                          100,000                107,498
 Wal-Mart Stores
  4.38%; 07/12/07                                                          100,000                104,904
  6.55%; 08/10/04                                                          100,000                103,910
                                                                                                  478,287
RETAIL-DRUG STORE (0.21%)
 CVS
  3.88%; 11/01/07                                                          100,000                102,020
RETAIL-RESTAURANTS (0.44%)
 McDonald's
  5.38%; 04/30/07                                                          200,000                215,623
SAVINGS & LOANS-THRIFTS (0.69%)
 Golden West Financial
  4.13%; 08/15/07                                                          125,000                128,794
 U.S. Central Credit Union
  2.75%; 05/30/08                                                          100,000                 96,511
 Washington Mutual
  6.88%; 06/15/11                                                          100,000                112,178
                                                                                                  337,483
SOVEREIGN (1.09%)
 Finland Government
  4.75%; 03/06/07                                                          100,000                106,501
 Italy Government
  3.63%; 09/14/07                                                          100,000                102,017
  4.38%; 10/25/06                                                          100,000                104,875
 Mexico Government
  8.38%; 01/14/11                                                           90,000                105,615
  8.50%; 02/01/06                                                          100,000                112,500
                                                                                                  531,508
SUPRANATIONAL BANK (0.86%)
 Asian Development Bank
  2.38%; 03/15/06                                                          100,000                100,495
 Corp Andina de Fomento
  6.75%; 03/15/05                                                          200,000                210,745
 European Investment Bank
  4.63%; 03/01/07                                                          100,000                106,778
                                                                                                  418,018
TELECOMMUNICATION SERVICES (0.46%)
 Citizens Communications
  7.60%; 06/01/06                                                          100,000                111,107
                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELECOMMUNICATION SERVICES (CONTINUED)
 Citizens Communications (continued)
                                                                        $                     $
  8.50%; 05/15/06                                                          100,000                112,957
                                                                                                  224,064
TELEPHONE-INTEGRATED (2.68%)
 ALLTEL
  7.00%; 07/01/12                                                          100,000                113,754
 BellSouth
  5.00%; 10/15/06                                                          225,000                239,234
 British Telecommunications
  7.88%; 12/15/05                                                          200,000                221,449
 CenturyTel
  6.30%; 01/15/08                                                          100,000                109,399
 Deutsche Telekom International Finance
  3.88%; 07/22/08                                                           75,000                 74,766
  8.50%; 06/15/10                                                           50,000                 60,175
 France Telecom
  8.70%; 03/01/06                                                           50,000                 55,996
  9.00%; 03/01/11                                                           50,000                 60,321
 SBC Communications
  5.75%; 05/02/06                                                          150,000                161,411
 Sprint Capital
  5.88%; 05/01/04                                                          100,000                101,684
  7.13%; 01/30/06                                                          100,000                108,119
                                                                                                1,306,308
TOOLS-HAND HELD (0.21%)
 Stanley Works
  3.50%; 11/01/07                                                          100,000                100,296
TRANSPORT-RAIL (0.91%)
 Burlington Northern Santa Fe
  6.38%; 12/15/05                                                          100,000                108,542
 CSX
  4.88%; 11/01/09                                                          150,000                154,183
 Union Pacific
  3.88%; 02/15/09                                                          100,000                 98,845
  7.60%; 05/01/05                                                           75,000                 81,373
                                                                                                  442,943
                                                                      TOTAL BONDS              38,122,315

                                                             Principal

     Type            Rate                Maturity            Amount                              Value

-----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (8.53%)
                                                                        $                     $
FHLMC            4.00%          04/01/10 - 09/01/10                        594,387                594,120
FHLMC            4.50%          11/01/09 - 07/01/18                      2,581,164              2,607,714
FHLMC            5.00%          04/01/18                                   173,437                176,242
FHLMC            5.50%          03/01/09 - 11/01/17                        224,215                230,511
FHLMC            6.00%          06/01/09 - 10/01/17                        283,740                294,049
FHLMC            6.50%          06/01/16 - 07/01/31                        184,545                193,377
FHLMC            7.00%          07/01/15 - 07/01/31                         62,503                 66,038
                                                         TOTAL FHLMC CERTIFICATES               4,162,051

                                                             Principal

     Type            Rate                Maturity            Amount                              Value

-----------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (6.47%)
                                                                        $                     $
FNMA             4.00%          05/01/10 - 08/01/10                        821,819                820,679
FNMA             4.50%          08/01/09 - 05/01/10                        591,165                598,421
FNMA             5.00%          02/01/18 - 06/01/18                        505,721                514,043
FNMA             5.50%          01/01/09 - 09/01/18                        994,587              1,023,469
FNMA             6.50%          08/01/17                                   191,726                201,764
                                                          TOTAL FNMA CERTIFICATES               3,158,376

                                                             Principal

                                                             Amount                              Value

-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (6.91%)
ASSET BACKED SECURITIES (0.51%)
 CAFCO
                                                                        $                     $
  1.09%; 01/14/04                                                          250,000                249,440
DIVERSIFIED FINANCIAL SERVICES (0.82%)
 Amstel Funding
  1.06%; 12/29/03                                                          250,000                249,573
 General Electric Capital
  1.08%; 11/20/03                                                          150,000                149,914
                                                                                                  399,487
FINANCE-CONSUMER LOANS (0.31%)
 Household Finance
  1.05%; 12/22/03                                                          150,000                149,777
FINANCE-INVESTMENT BANKER & BROKER (0.31%)
 Citigroup Global Markets Holdings
  1.06%; 11/13/03                                                          150,000                149,947
FINANCE-MORTGAGE LOAN/BANKER (4.65%)
 Investment in Joint Trading Account; Federal Home Loan
  Bank
  0.94%; 11/03/03                                                        2,271,993              2,271,874
MONEY CENTER BANKS (0.31%)
 HBOS Treasury Services
  1.07%; 12/09/03                                                          150,000                149,831
                                                           TOTAL COMMERCIAL PAPER               3,370,356
                                                                                              -----------

                                            TOTAL PORTFOLIO INVESTMENTS (100.03%)              48,813,098
LIABILITIES, NET OF CASH, RECEIVABLES AND WRAPPER AGREEMENTS (-0.03%)                             (14,304)
                                                       TOTAL NET ASSETS (100.00%)             $48,798,794
                                                                                              --------------

/1/  Restricted   Security  -  The  fund  held  securities  which  may  require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $394,052 or 0.81% of net assets.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           GOVERNMENT SECURITIES FUND

                                OCTOBER 31, 2003

                                                       Principal

    Type        Rate            Maturity                Amount                   Value

-------------------------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (47.46%)
                                                      $                      $
FHLMC         4.00%      07/01/10                       1,956,314               1,955,435

FHLMC         4.50%      11/01/09 - 06/01/18            7,668,970               7,698,311

FHLMC         4.61%      10/01/33                       1,500,000               1,490,391

FHLMC         5.00%      12/01/32 - 08/01/33           18,367,138              18,087,345

FHLMC         5.50%      03/01/09 - 10/01/33            3,205,803               3,286,359

FHLMC         6.00%      12/01/08 - 02/01/33            7,959,529               8,177,993

FHLMC         6.50%      06/01/17 - 08/01/32            5,042,962               5,255,754

FHLMC         7.00%      06/01/20 - 06/01/31              620,641                 653,024

FHLMC         7.50%      10/01/30 - 04/01/32              977,629               1,044,034

FHLMC         8.00%      08/01/30 - 11/01/30               81,480                  87,710

                                        TOTAL FHLMC CERTIFICATES               47,736,356



FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (36.21%)

FNMA          4.00%      09/01/18                       1,980,474               1,930,194

FNMA          4.50%      08/01/09 - 07/01/33            1,448,329               1,451,393

FNMA          4.59%      02/01/33                       8,258,251               8,427,051

FNMA /1/      4.73%      11/01/13                       1,000,000                 999,375

FNMA          5.00%      10/01/33                       1,000,000               1,007,500

FNMA          5.00%      01/01/18                       1,412,823               1,435,451

FNMA /1/      5.13%      12/01/13                       1,550,000               1,574,174

FNMA /1/      5.25%      11/01/13                       2,000,000               2,031,192

FNMA          5.50%      09/01/17 - 09/01/18            9,240,002               9,516,487

FNMA          6.00%      04/01/09 - 11/01/32            3,165,975               3,275,108

FNMA          6.50%      04/01/10 - 06/01/32            1,824,042               1,900,290

FNMA          7.00%      05/01/22 - 04/01/32            1,580,526               1,664,692

FNMA          7.50%      01/01/31 - 08/01/32            1,136,261               1,210,767

                                         TOTAL FNMA CERTIFICATES               36,423,674



GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (12.37%)

GNMA I        5.50%      04/15/33 - 06/15/33            3,647,726               3,696,927

GNMA I        6.00%      02/15/33                         634,840                 655,954

GNMA I        6.50%      06/15/31 - 07/15/32            1,387,159               1,452,953

GNMA I        7.00%      05/15/31 - 02/15/32              632,289                 670,217

GNMA I        7.50%      11/15/30 - 01/15/31              223,922                 239,301

GNMA I        8.00%      12/15/30                         223,746                 241,531

GNMA II       5.50%      07/20/33                       4,937,097               4,995,805

GNMA II       6.00%      10/20/28                         233,149                 240,486

GNMA II       6.50%      10/20/28                         235,959                 246,589

                                         TOTAL GNMA CERTIFICATES               12,439,763


                                                       Principal

                                                        Amount                   Value

-------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (8.25%)

FINANCE-MORTGAGE LOAN/BANKER (8.25%)

 Federal Home Loan Mortgage
                                                      $                      $
  0.90%; 11/20/03                                       2,000,000               1,998,913
 Investment in Joint Trading Account; Federal
  Home Loan Bank

  0.94%; 11/03/03                                       6,299,293               6,298,964

                                                                                8,297,877


                                          TOTAL COMMERCIAL PAPER                8,297,877
                                                                             ------------



                           TOTAL PORTFOLIO INVESTMENTS (104.29%)              104,897,670
LIABILITIES, NET OF CASH AND RECEIVABLES
 (-4.29%)                                                                      (4,313,015)
                                      TOTAL NET ASSETS (100.00%)             $100,584,655

                                                                             ---------------

/1/ Security or a portion of the security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    HIGH QUALITY INTERMEDIATE-TERM BOND FUND

                                OCTOBER 31, 2003

                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (54.89%)
AEROSPACE & DEFENSE (0.06%)
 Boeing
                                                                      $                     $
  6.13%; 02/15/33                                                         15,000                 14,610
AEROSPACE & DEFENSE EQUIPMENT (0.12%)
 Lockheed Martin
  7.65%; 05/01/16                                                         25,000                 30,100
AGRICULTURAL OPERATIONS (0.08%)
 Bunge Limited Finance
  5.88%; 05/15/13                                                         20,000                 20,135
ASSET BACKED SECURITIES (0.34%)
 Chase Funding Mortgage Loan
  3.07%; 08/25/17                                                         75,000                 75,458
  5.04%; 12/25/23                                                         10,000                 10,111
                                                                                                 85,569
AUTO-CARS & LIGHT TRUCKS (0.36%)
 DaimlerChrysler Holding
  4.05%; 06/04/08                                                         20,000                 19,333
  8.50%; 01/18/31                                                         20,000                 22,430
 Ford Motor
  7.45%; 07/16/31                                                         10,000                  8,983
 General Motors
  8.25%; 07/15/23                                                         40,000                 42,077
                                                                                                 92,823
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.12%)
 Delphi
  6.50%; 05/01/09                                                         10,000                 10,570
  6.50%; 08/15/13                                                         20,000                 20,314
                                                                                                 30,884
AUTOMOBILE SEQUENTIAL (1.67%)
 DaimlerChrysler Auto Trust
  5.32%; 09/06/06                                                        100,000                103,617
  6.85%; 11/06/05                                                         76,399                 78,108
 Ford Credit Auto Owner Trust
  4.01%; 03/15/06                                                        150,000                153,215
  4.14%; 12/15/05                                                         87,993                 89,256
                                                                                                424,196
BEVERAGES-NON-ALCOHOLIC (0.04%)
 PepsiAmericas
  3.88%; 09/12/07                                                         10,000                 10,103
BREWERY (0.39%)
 Cia Brasileira de Bebidas
  10.50%; 12/15/11                                                        35,000                 39,637
 Coors Brewing
  6.38%; 05/15/12                                                         40,000                 43,491
 SABMiller /1/
  6.63%; 08/15/33                                                         15,000                 15,712
                                                                                                 98,840
BROADCASTING SERVICES & PROGRAMMING (0.24%)
 Grupo Televisa
  8.50%; 03/11/32                                                         15,000                 15,750
 Liberty Media
  3.50%; 09/25/06                                                         45,000                 44,441
                                                                                                 60,191
                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.36%)
 CRH America
                                                                      $                     $
  6.40%; 10/15/33                                                         15,000                 15,301
  6.95%; 03/15/12                                                         35,000                 39,487
 Masco
  5.88%; 07/15/12                                                         35,000                 37,207
                                                                                                 91,995
BUILDING PRODUCTS-WOOD (0.04%)
 Celulosa Arauco y Constitucion /1/
  5.13%; 07/09/13                                                         10,000                  9,728
CABLE & OTHER PAY TV SERVICES (0.21%)
 AT&T Broadband
  8.38%; 03/15/13                                                         45,000                 54,396
CABLE TV (1.12%)
 Comcast
  5.30%; 01/15/14                                                          5,000                  4,914
  5.50%; 03/15/11                                                         55,000                 56,772
  7.05%; 03/15/33                                                         40,000                 42,616
 Cox Communications
  4.63%; 06/01/13                                                         10,000                  9,512
  5.50%; 10/01/15                                                         20,000                 19,843
  6.75%; 03/15/11                                                         50,000                 55,753
  6.88%; 06/15/05                                                         50,000                 53,702
  7.50%; 08/15/04                                                         40,000                 41,631
                                                                                                284,743
CASINO SERVICES (0.12%)
 International Game Technology
  8.38%; 05/15/09                                                         25,000                 29,834
CELLULAR TELECOMMUNICATIONS (0.45%)
 AT&T Wireless Services
  7.88%; 03/01/11                                                         45,000                 51,421
 Verizon Wireless Capital
  5.38%; 12/15/06                                                         40,000                 42,719
 Vodafone Group
  5.00%; 12/16/13                                                         20,000                 19,701
                                                                                                113,841
CHEMICALS-DIVERSIFIED (0.21%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                                         25,000                 26,547
  7.00%; 03/15/11                                                         25,000                 27,625
                                                                                                 54,172
COATINGS & PAINT (0.11%)
 Valspar
  6.00%; 05/01/07                                                         25,000                 26,824
COMMERCIAL BANKS (0.38%)
 Marshall & Isley Bank
  4.13%; 09/04/07                                                         10,000                 10,392
 Union Planters Bank
  5.13%; 06/15/07                                                         25,000                 26,458
 Wachovia Bank
  7.80%; 08/18/10                                                         50,000                 59,799
                                                                                                 96,649
                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CREDIT CARD ASSET BACKED SECURITIES (3.54%)
 American Express Credit Account Master Trust
                                                                      $                     $
  5.60%; 11/15/06                                                        150,000                152,957
 American Express Master Trust
  7.85%; 08/15/05                                                        100,000                105,601
 Citibank Credit Card Issuance Trust
  6.90%; 10/15/07                                                        200,000                217,854
 Citibank Credit Card Master Trust I
  5.50%; 02/15/06                                                        100,000                101,232
 Discover Card Master Trust I
  6.85%; 07/17/07                                                        100,000                106,089
 MBNA Master Credit Card Trust
  6.90%; 01/15/08                                                        200,000                216,961
                                                                                                900,694
CREDIT CARD CONTROL AMORTIZATION (0.03%)
 Sears Credit Account Master Trust
  7.25%; 11/15/07                                                          8,333                  8,352
DATA PROCESSING & MANAGEMENT (0.06%)
 Certegy /1/
  4.75%; 09/15/08                                                         15,000                 15,316
DIVERSIFIED FINANCIAL SERVICES (2.21%)
 Citigroup
  3.50%; 02/01/08                                                         45,000                 44,966
  5.88%; 02/22/33                                                         10,000                  9,814
  6.63%; 06/15/32                                                         10,000                 10,820
  6.75%; 12/01/05                                                        290,000                315,998
 General Electric Capital
  6.00%; 06/15/12                                                         25,000                 26,903
  6.75%; 03/15/32                                                         25,000                 27,721
 John Deere Capital
  3.13%; 12/15/05                                                         70,000                 71,503
  3.90%; 01/15/08                                                         10,000                 10,124
  7.00%; 03/15/12                                                          5,000                  5,726
 NiSource Finance
  3.20%; 11/01/06                                                         15,000                 15,017
  5.40%; 07/15/14                                                         25,000                 24,997
                                                                                                563,589
DIVERSIFIED MANUFACTURING OPERATIONS (0.40%)
 General Electric
  5.00%; 02/01/13                                                        100,000                100,634
DIVERSIFIED MINERALS (0.06%)
 Corp. Nacional del Cobre de Chile /1/
  5.50%; 10/15/13                                                         15,000                 15,068
DIVERSIFIED OPERATIONS (0.20%)
 Hutchison Whampoa International /1/
  6.50%; 02/13/13                                                         50,000                 52,077
ELECTRIC-INTEGRATED (3.37%)
 Appalachian Power
  5.95%; 05/15/33                                                         10,000                  9,349
 Arizona Public Service
  6.50%; 03/01/12                                                         15,000                 16,412
 Centerior Energy
  7.67%; 07/01/04                                                         40,000                 41,478
                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 CenterPoint Energy Houston Electric /1/
                                                                      $                     $
  5.70%; 03/15/13                                                         15,000                 15,651
 Cincinnati Gas & Electric
  5.40%; 06/15/33                                                         20,000                 17,752
 Commonwealth Edison
  6.40%; 10/15/05                                                         50,000                 53,733
 Consolidated Edison
  3.63%; 08/01/08                                                         25,000                 24,800
 Consumers Energy /1/
  4.25%; 04/15/08                                                         10,000                 10,064
 Dayton Power & Light /1/
  5.13%; 10/01/13                                                         25,000                 25,085
 Dominion Resources
  7.82%; 09/15/14                                                        100,000                105,298
 DTE Energy
  6.00%; 06/01/04                                                         40,000                 41,012
 Duke Energy
  4.50%; 04/01/10                                                         20,000                 20,155
 Entergy Gulf States /1/
  3.60%; 06/01/08                                                         20,000                 19,146
 FirstEnergy
  5.50%; 11/15/06                                                         35,000                 36,780
 Florida Power
  4.80%; 03/01/13                                                          5,000                  4,919
 FPL Group Capital
  3.25%; 04/11/06                                                         20,000                 20,234
  6.88%; 06/01/04                                                         25,000                 25,767
 MidAmerican Energy Holdings
  6.75%; 12/30/31                                                         35,000                 37,545
 Niagara Mohawk Power
  7.75%; 05/15/06                                                         55,000                 61,876
 Northeast Utilities
  3.30%; 06/01/08                                                         15,000                 14,445
 Oncor Electric Delivery
  7.00%; 05/01/32                                                         20,000                 21,814
 PacifiCorp
  5.45%; 09/15/13                                                         20,000                 20,569
 Pepco Holdings
  3.75%; 02/15/06                                                         70,000                 71,232
  4.00%; 05/15/10                                                         10,000                  9,676
 Power Contract Financing /1/
  5.20%; 02/01/06                                                         25,000                 24,945
 Progress Energy
  6.05%; 04/15/07                                                         25,000                 26,969
 Puget Energy
  3.36%; 06/01/08                                                         25,000                 24,152
 Southern Company Capital Funding
  5.30%; 02/01/07                                                         15,000                 16,079
 TXU Energy /1/
  6.13%; 03/15/08                                                         15,000                 16,073
 Wisconsin Electric Power
  5.63%; 05/15/33                                                         25,000                 23,889
                                                                                                856,899
ENTERPRISE SOFTWARE & SERVICE (0.26%)
 Oracle
  6.72%; 02/15/04                                                         65,000                 65,975
                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FEDERAL & FEDERALLY SPONSORED CREDIT (0.08%)
 Housing Urban Development
                                                                      $                     $
  2.99%; 08/01/05                                                         20,000                 20,346
FINANCE-AUTO LOANS (1.32%)
 Ford Motor Credit
  6.50%; 01/25/07                                                         35,000                 36,113
  7.38%; 02/01/11                                                         65,000                 66,180
 General Motors Acceptance
  5.13%; 05/09/08                                                         45,000                 45,705
  6.13%; 08/28/07                                                         30,000                 31,604
  6.75%; 01/15/06                                                         75,000                 79,965
  6.88%; 09/15/11                                                         25,000                 25,790
  6.88%; 08/28/12                                                         15,000                 15,376
  8.00%; 11/01/31                                                         15,000                 15,426
 Toyota Motor Credit
  2.80%; 01/18/06                                                         20,000                 20,310
                                                                                                336,469
FINANCE-COMMERCIAL (0.40%)
 Heller Financial
  6.00%; 03/19/04                                                        100,000                101,765
FINANCE-CONSUMER LOANS (1.17%)
 American General Finance
  5.38%; 09/01/09                                                         25,000                 26,489
  5.88%; 07/14/06                                                         30,000                 32,397
 Household Finance
  3.38%; 02/21/06                                                         30,000                 30,616
  5.75%; 01/30/07                                                         45,000                 48,585
  6.50%; 01/24/06                                                         90,000                 97,932
  7.00%; 05/15/12                                                         55,000                 62,462
                                                                                                298,481
FINANCE-INVESTMENT BANKER & BROKER (2.52%)
 Banque Paribas
  6.88%; 03/01/09                                                         50,000                 56,706
 Bear Stearns
  3.00%; 03/30/06                                                         25,000                 25,319
  4.00%; 01/31/08                                                         20,000                 20,320
 Goldman Sachs Group
  4.13%; 01/15/08                                                         60,000                 61,258
  6.60%; 01/15/12                                                         65,000                 72,095
  7.63%; 08/17/05                                                        100,000                109,752
 Lehman Brothers Holdings
  4.00%; 01/22/08                                                         50,000                 50,727
  6.25%; 05/15/06                                                         75,000                 81,705
  6.63%; 01/18/12                                                         15,000                 16,785
 Merrill Lynch
  4.50%; 11/04/10                                                         25,000                 24,985
 Morgan Stanley
  4.25%; 05/15/10                                                         20,000                 19,704
  5.30%; 03/01/13                                                         20,000                 20,297
  7.75%; 06/15/05                                                         75,000                 81,818
                                                                                                641,471
FINANCE-LEASING COMPANY (0.10%)
 Boeing Capital
  4.75%; 08/25/08                                                         25,000                 25,738
                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (8.17%)
 Countrywide Home Loan
                                                                      $                     $
  6.85%; 06/15/04                                                        100,000                103,228
 Federal Home Loan Mortgage
  2.65%; 05/30/08                                                        250,000                241,991
  3.25%; 02/25/08                                                        200,000                197,635
  4.75%; 10/11/12                                                         50,000                 49,071
  4.75%; 05/06/13                                                         75,000                 72,765
  5.00%; 05/15/04                                                        200,000                204,066
  5.25%; 02/15/04                                                        150,000                151,762
  6.25%; 07/15/32                                                         75,000                 80,898
  6.88%; 01/15/05                                                        125,000                132,877
 Federal National Mortgage Association
  2.30%; 03/28/06                                                        150,000                150,196
  2.38%; 03/17/06                                                         75,000                 74,773
  2.88%; 05/19/08                                                         50,000                 48,452
  3.70%; 11/01/07                                                         45,000                 45,495
  4.00%; 09/02/08                                                         50,000                 50,260
  4.63%; 05/01/13                                                         90,000                 86,650
  4.75%; 02/21/13                                                         95,000                 93,063
  5.25%; 08/01/12                                                         40,000                 40,584
  7.13%; 02/15/05                                                         50,000                 53,514
  7.13%; 01/15/30                                                        170,000                202,787
                                                                                              2,080,067
FINANCE-OTHER SERVICES (0.43%)
 Newcourt Credit Group
  6.88%; 02/16/05                                                         10,000                 10,610
 Verizon Global Funding
  7.25%; 12/01/10                                                         35,000                 39,972
  7.75%; 12/01/30                                                         50,000                 57,874
                                                                                                108,456
FOOD-MISCELLANEOUS/DIVERSIFIED (0.86%)
 Cadbury Schweppes US Finance /1/
  3.88%; 10/01/08                                                         30,000                 29,768
 ConAgra Foods
  7.40%; 09/15/04                                                         30,000                 31,383
 General Mills
  6.00%; 02/15/12                                                         30,000                 32,073
 Kellogg
  6.00%; 04/01/06                                                         50,000                 53,849
 Kraft Foods
  4.63%; 11/01/06                                                         45,000                 46,903
  5.63%; 11/01/11                                                         25,000                 26,002
                                                                                                219,978
FOOD-RETAIL (0.60%)
 Kroger
  6.75%; 04/15/12                                                         25,000                 27,620
 Safeway
  2.50%; 11/01/05                                                         55,000                 54,324
  3.63%; 11/05/03                                                         50,000                 50,000
  5.80%; 08/15/12                                                         20,000                 20,727
                                                                                                152,671
GAS-DISTRIBUTION (0.07%)
 KeySpan
  7.63%; 11/15/10                                                         15,000                 17,845
                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
GOLD MINING (0.02%)
 Placer Dome
                                                                      $                     $
  6.38%; 03/01/33                                                          4,000                  4,000
HOME EQUITY-SEQUENTIAL (0.04%)
 Residential Asset Securities
  4.99%; 02/25/27                                                         10,000                 10,103
INDUSTRIAL GASES (0.11%)
 Praxair
  6.38%; 04/01/12                                                         25,000                 27,782
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.06%)
 AMVESCAP
  5.90%; 01/15/07                                                         15,000                 16,161
LIFE & HEALTH INSURANCE (0.21%)
 Lincoln National
  5.25%; 06/15/07                                                         15,000                 15,897
 Nationwide Financial Services
  5.63%; 02/13/15                                                          5,000                  5,054
 Protective Life
  4.30%; 06/01/13                                                         35,000                 32,907
                                                                                                 53,858
LINEN SUPPLY & RELATED ITEMS (0.04%)
 Cintas
  5.13%; 06/01/07                                                         10,000                 10,681
LOTTERY SERVICES (0.18%)
 GTECH Holdings /1/
  4.75%; 10/15/10                                                         45,000                 45,215
MEDICAL-DRUGS (0.10%)
 Wyeth
  5.25%; 03/15/13                                                         25,000                 25,368
MEDICAL-HMO (0.18%)
 Anthem
  6.80%; 08/01/12                                                         40,000                 45,118
METAL PROCESSORS & FABRICATION (0.11%)
 Timken
  5.75%; 02/15/10                                                         30,000                 29,274
METAL-DIVERSIFIED (0.44%)
 Falconbridge
  5.38%; 06/01/15                                                         15,000                 14,405
  7.35%; 06/05/12                                                         10,000                 11,258
 Noranda
  7.25%; 07/15/12                                                         30,000                 33,518
 Rio Tinto Finance
  5.75%; 07/03/06                                                         50,000                 53,918
                                                                                                113,099
MISCELLANEOUS INVESTING (0.80%)
 Centerpoint Properties Trust
  4.75%; 08/01/10                                                         25,000                 25,019
 Duke Realty
  4.63%; 05/15/13                                                         35,000                 33,389
 Prologis
  5.50%; 03/01/13                                                         15,000                 15,324
                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
 Simon Property Group
                                                                      $                     $
  5.38%; 08/28/08                                                         10,000                 10,491
  6.75%; 02/09/04                                                         40,000                 40,542
 Spieker Properties
  6.80%; 05/01/04                                                         50,000                 51,139
 United Dominion Realty Trust
  6.50%; 06/15/09                                                         25,000                 27,505
                                                                                                203,409
MONEY CENTER BANKS (1.23%)
 Bank of America
  3.88%; 01/15/08                                                          5,000                  5,072
  4.75%; 10/15/06                                                        165,000                174,025
  4.88%; 09/15/12                                                         15,000                 14,966
  7.40%; 01/15/11                                                         60,000                 70,032
 HBOS /1/
  6.00%; 11/01/33                                                         30,000                 29,569
 United Overseas Bank /1/
  4.50%; 07/02/13                                                         20,000                 19,019
                                                                                                312,683
MORTGAGE BACKED SECURITIES (4.27%)
 Chase Manhattan Bank-First Union National Bank
  Commercial Mortgage Trust
  7.44%; 08/15/31                                                         75,000                 86,683
 GMAC Commercial Mortgage Securities
  6.96%; 09/15/35                                                        150,000                170,182
  7.27%; 08/15/36                                                        100,000                114,671
 JP Morgan Chase Commercial Mortgage Securities
  4.55%; 05/12/34                                                        151,202                157,040
 JP Morgan Commercial Mortgage Finance
  7.07%; 09/15/29                                                         26,838                 28,137
 LB Commercial Conduit Mortgage Trust
  7.33%; 10/15/32                                                        110,000                126,970
 LB-UBS Commercial Mortgage Trust
  4.90%; 06/15/26                                                        125,000                131,284
  7.95%; 05/15/25                                                         75,000                 89,187
 Morgan Stanley Capital I
  7.11%; 04/15/33                                                         95,000                108,499
 PNC Mortgage Acceptance
  7.11%; 12/10/32                                                         68,751                 75,304
                                                                                              1,087,957
MULTI-LINE INSURANCE (0.43%)
 Hartford Financial Services Group
  2.38%; 06/01/06                                                         30,000                 29,677
  4.63%; 07/15/13                                                         15,000                 14,301
 MetLife
  5.25%; 12/01/06                                                         25,000                 26,956
  5.38%; 12/15/12                                                         15,000                 15,408
 Safeco
  4.88%; 02/01/10                                                         23,000                 23,546
                                                                                                109,888
MULTIMEDIA (1.21%)
 AOL Time Warner
  5.63%; 05/01/05                                                         40,000                 41,979
  6.13%; 04/15/06                                                         20,000                 21,512
                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MULTIMEDIA (CONTINUED)
 AOL Time Warner (continued)
                                                                      $                     $
  7.63%; 04/15/31                                                         80,000                 89,393
 News America
  4.75%; 03/15/10                                                         10,000                 10,170
  6.55%; 03/15/33                                                         25,000                 25,537
  6.63%; 01/09/08                                                         50,000                 55,515
 Viacom
  6.40%; 01/30/06                                                         45,000                 48,766
 Walt Disney
  6.38%; 03/01/12                                                         15,000                 16,371
                                                                                                309,243
OIL & GAS DRILLING (0.43%)
 Nabors Holdings
  4.88%; 08/15/09                                                         10,000                 10,426
 Nabors Industries
  5.38%; 08/15/12                                                         10,000                 10,335
  6.80%; 04/15/04                                                         60,000                 61,438
 Transocean
  6.63%; 04/15/11                                                         25,000                 27,673
                                                                                                109,872
OIL COMPANY-EXPLORATION & PRODUCTION (1.77%)
 Alberta Energy
  7.38%; 11/01/31                                                         15,000                 17,495
 Anadarko Petroleum
  5.38%; 03/01/07                                                         95,000                101,771
 Canadian Natural Resources
  6.45%; 06/30/33                                                         15,000                 15,619
  7.20%; 01/15/32                                                          5,000                  5,702
 Devon Energy
  7.95%; 04/15/32                                                         30,000                 35,873
 Devon Financing
  6.88%; 09/30/11                                                         10,000                 11,285
 Husky Energy
  6.25%; 06/15/12                                                         25,000                 26,800
 Kerr-McGee
  5.38%; 04/15/05                                                         50,000                 51,985
  5.88%; 09/15/06                                                         30,000                 32,172
 Nexen
  7.88%; 03/15/32                                                         15,000                 17,665
 Noble Energy
  8.00%; 04/01/27                                                         10,000                 11,656
 Pemex Project Funding Master Trust
  6.13%; 08/15/08                                                         15,000                 15,765
  7.88%; 02/01/09                                                         50,000                 56,000
  8.00%; 11/15/11                                                         45,000                 49,725
                                                                                                449,513
OIL COMPANY-INTEGRATED (0.16%)
 Amerada Hess
  7.88%; 10/01/29                                                         10,000                 10,639
 Petro-Canada
  5.35%; 07/15/33                                                         20,000                 17,667
 Petronas Capital /1/
  7.88%; 05/22/22                                                         10,000                 11,340
                                                                                                 39,646
                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL REFINING & MARKETING (0.34%)
 Enterprise Products Partners
                                                                      $                     $
  6.38%; 02/01/13                                                         30,000                 32,488
 Valero Energy
  6.13%; 04/15/07                                                         25,000                 27,349
  6.88%; 04/15/12                                                         25,000                 27,460
                                                                                                 87,297
PAPER & RELATED PRODUCTS (0.53%)
 International Paper
  5.85%; 10/30/12                                                         25,000                 25,973
 Nexfor
  7.25%; 07/01/12                                                         20,000                 22,454
 Norske Skog /1/
  7.13%; 10/15/33                                                         15,000                 15,414
 Sappi Papier Holding /1/
  6.75%; 06/15/12                                                         15,000                 16,164
 Weyerhaeuser
  6.13%; 03/15/07                                                         15,000                 16,221
  6.75%; 03/15/12                                                         35,000                 37,889
                                                                                                134,115
PIPELINES (0.93%)
 Buckeye Partners
  4.63%; 07/15/13                                                         35,000                 33,531
 Duke Energy Field Services
  7.50%; 08/16/05                                                         50,000                 54,336
  7.88%; 08/16/10                                                         20,000                 23,369
 Enbridge Energy Partners
  4.75%; 06/01/13                                                         25,000                 23,939
 Equitable Resources
  5.15%; 11/15/12                                                         15,000                 15,380
 Kinder Morgan
  6.80%; 03/01/08                                                         10,000                 11,063
 Kinder Morgan Energy Partners
  6.75%; 03/15/11                                                         30,000                 33,768
 National Fuel Gas
  5.25%; 03/01/13                                                         20,000                 19,776
 TEPPCO Partners
  6.13%; 02/01/13                                                          5,000                  5,264
  7.63%; 02/15/12                                                         15,000                 17,278
                                                                                                237,704
POULTRY (0.34%)
 Tyson Foods
  6.63%; 10/01/04                                                         45,000                 46,687
  7.25%; 10/01/06                                                         35,000                 38,654
                                                                                                 85,341
PROPERTY & CASUALTY INSURANCE (0.59%)
 ACE
  6.00%; 04/01/07                                                         75,000                 80,909
 ACE INA Holdings
  8.20%; 08/15/04                                                         25,000                 26,207
 Travelers Property Casualty
  6.38%; 03/15/33                                                         10,000                 10,386
 XL Capital
  6.50%; 01/15/12                                                         30,000                 32,718
                                                                                                150,220
                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REAL ESTATE OPERATOR & DEVELOPER (0.11%)
 EOP Operating
                                                                      $                     $
  7.00%; 07/15/11                                                         25,000                 28,144
REGIONAL BANKS (1.82%)
 Bank One
  7.63%; 08/01/05                                                         50,000                 54,712
 FleetBoston Financial
  8.13%; 07/01/04                                                         40,000                 41,702
 KeyCorp
  4.63%; 05/16/05                                                         25,000                 26,041
  8.00%; 07/01/04                                                         25,000                 26,030
 Korea Development Bank
  4.25%; 11/13/07                                                         10,000                 10,133
  7.13%; 04/22/04                                                         25,000                 25,625
 PNC Funding
  5.75%; 08/01/06                                                         75,000                 80,657
 Wachovia
  6.38%; 02/01/09                                                         30,000                 33,357
 Wells Fargo
  3.12%; 08/15/08                                                         30,000                 29,405
  5.90%; 05/21/06                                                        125,000                135,909
                                                                                                463,571
REINSURANCE (0.17%)
 Berkshire Hathaway /1/
  4.63%; 10/15/13                                                         45,000                 44,143
RESEARCH & DEVELOPMENT (0.05%)
 Science Applications International /1/
  5.50%; 07/01/33                                                         15,000                 13,305
SAVINGS & LOANS-THRIFTS (0.29%)
 Golden West Financial
  4.13%; 08/15/07                                                         15,000                 15,455
 Washington Mutual
  3.97%; 03/25/33                                                         52,800                 52,678
  5.50%; 01/15/13                                                          5,000                  5,118
                                                                                                 73,251
SOVEREIGN (0.75%)
 Chile Government
  5.50%; 01/15/13                                                          5,000                  5,117
 Mexico Government
  7.50%; 01/14/12                                                         25,000                 27,937
  8.00%; 09/24/22                                                         15,000                 16,314
  8.30%; 08/15/31                                                         45,000                 49,995
  8.38%; 01/14/11                                                         60,000                 70,410
 Poland Government
  6.25%; 07/03/12                                                         20,000                 21,550
                                                                                                191,323
SPECIAL PURPOSE ENTITY (0.16%)
 Fondo Latinoamericano de Reservas /1/
  3.00%; 08/01/06                                                         40,000                 39,730
SUPRANATIONAL BANK (0.15%)
 Corp Andina de Fomento
  6.88%; 03/15/12                                                         35,000                 38,508
                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELECOMMUNICATION SERVICES (0.29%)
 Citizens Communications
                                                                      $                     $
  7.45%; 01/15/04                                                         40,000                 40,454
  7.63%; 08/15/08                                                         30,000                 34,436
                                                                                                 74,890
TELEPHONE COMMUNICATION (0.11%)
 Telstra
  6.38%; 04/01/12                                                         25,000                 27,512
TELEPHONE-INTEGRATED (3.53%)
 ALLTEL
  7.00%; 07/01/12                                                         25,000                 28,438
 AT&T
  6.00%; 03/15/09                                                         10,000                 10,650
  7.00%; 11/15/06                                                          5,000                  5,537
 BellSouth
  5.00%; 10/15/06                                                         50,000                 53,163
  6.88%; 10/15/31                                                          5,000                  5,470
 British Telecommunications
  7.88%; 12/15/05                                                        160,000                177,159
 Deutsche Telekom International Finance
  5.25%; 07/22/13                                                         75,000                 74,538
 France Telecom
  9.00%; 03/01/11                                                         55,000                 66,353
 SBC Communications
  5.75%; 05/02/06                                                         50,000                 53,804
  5.88%; 08/15/12                                                         15,000                 15,866
 Sprint Capital
  6.13%; 11/15/08                                                         30,000                 31,597
  6.88%; 11/15/28                                                         20,000                 18,821
  6.90%; 05/01/19                                                         20,000                 19,822
  7.13%; 01/30/06                                                         50,000                 54,060
 Telecom Italia Capital /1/
  4.00%; 11/15/08                                                         25,000                 24,969
  5.25%; 11/15/13                                                         20,000                 19,845
  6.38%; 11/15/33                                                         15,000                 14,861
 Telefonica Europe
  7.75%; 09/15/10                                                         50,000                 59,006
 Telefonos de Mexico
  8.25%; 01/26/06                                                        125,000                138,281
 Verizon
  6.50%; 09/15/11                                                         25,000                 27,409
                                                                                                899,649
TEXTILE-HOME FURNISHINGS (0.11%)
 Mohawk Industries
  6.50%; 04/15/07                                                         25,000                 27,534
TRANSPORT-RAIL (0.56%)
 Burlington Northern Santa Fe
  7.95%; 08/15/30                                                         15,000                 18,292
 CSX
  4.88%; 11/01/09                                                         20,000                 20,558




                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TRANSPORT-RAIL (CONTINUED)
 Union Pacific
                                                                      $                     $
  4.70%; 01/02/24                                                         10,000                  9,772
  5.84%; 05/25/04                                                         40,000                 40,848
  6.63%; 02/01/29                                                         25,000                 26,577
  7.60%; 05/01/05                                                         25,000                 27,124
                                                                                                143,171
                                                                    TOTAL BONDS              13,973,802

                                                           Principal

      Type            Rate              Maturity           Amount                              Value

---------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (14.44%)
                                                                      $                     $
FHLMC /2/          4.50%        11/01/33                                 450,000                448,735
FHLMC              5.00%        12/01/17 - 08/01/33                      626,474                624,014
FHLMC              5.50%        03/01/09 - 08/01/33                      859,935                868,054
FHLMC              6.00%        09/01/16 - 06/01/28                      463,177                479,654
FHLMC              6.50%        12/01/15 - 09/01/32                      822,669                858,040
FHLMC              7.00%        11/01/30 - 01/01/32                      195,282                205,464
FHLMC              7.50%        12/01/15 - 04/01/32                      162,317                173,177
FHLMC              8.00%        11/01/30                                  18,561                 19,980
                                                       TOTAL FHLMC CERTIFICATES               3,677,118

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (15.81%)
FNMA               4.50%        07/01/33                                 398,185                379,756
FNMA               5.00%        03/01/18                                 797,644                810,795
FNMA               5.50%        06/01/09 - 09/01/33                    1,879,721              1,912,745
FNMA               6.00%        10/01/16 - 04/01/33                      669,442                687,789
FNMA               6.50%        12/01/31                                 124,163                129,011
FNMA               7.00%        09/01/31                                  98,508                103,722
                                                        TOTAL FNMA CERTIFICATES               4,023,818

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (5.70%)
GNMA I             6.00%        12/15/32                                 150,781                155,830
GNMA I             6.50%        11/15/32                                 555,381                581,529
GNMA I             7.00%        07/15/31 - 02/15/32                       97,647                103,478
GNMA I             7.50%        12/15/30 - 04/15/31                       96,073                102,658
GNMA I             8.00%        02/15/32                                  14,525                 15,676
GNMA II /2/        6.00%        11/01/33                                 275,000                283,288
GNMA II            6.50%        10/20/28 - 05/20/32                      179,304                187,289
GNMA II            8.00%        08/20/29                                  19,472                 20,878
                                                        TOTAL GNMA CERTIFICATES               1,450,626

                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
TREASURY BONDS (7.72%)
 U.S. Treasury
                                                                      $                     $
  4.75%; 11/15/08                                                         75,000                 80,144
  4.88%; 02/15/12                                                         80,000                 84,394
  5.00%; 02/15/11                                                        250,000                267,627
  5.38%; 02/15/31                                                        240,000                248,015
  6.50%; 02/15/10                                                        250,000                290,010
  7.25%; 05/15/16                                                        200,000                247,852
 U.S. Treasury Inflation-Indexed Obligations
  3.38%; 01/15/07                                                        116,500                127,044
 U.S. Treasury Strip /3/
  0.00%; 11/15/15                                                        385,000                212,009
  0.00%; 11/15/18                                                        225,000                101,439
  0.00%; 05/15/20                                                        265,000                108,059
  0.00%; 08/15/25                                                        670,000                198,214
                                                           TOTAL TREASURY BONDS               1,964,807

                                                           Principal

                                                           Amount                              Value

---------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.63%)
FINANCE-MORTGAGE LOAN/BANKER (3.63%)
 Investment in Joint Trading Account; Federal Home Loan
  Bank
  0.94%; 11/03/03                                                        923,829                923,780
                                                         TOTAL COMMERCIAL PAPER                 923,780
                                                                                            -----------

                                          TOTAL PORTFOLIO INVESTMENTS (102.19%)              26,013,951
LIABILITIES, NET OF CASH AND RECEIVABLES (-2.19%)                                              (557,625)
                                                     TOTAL NET ASSETS (100.00%)             $25,456,326
                                                                                            --------------



/1 /Restricted Security - The fund held securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $542,207 or 2.13% of net assets.
/2 /Security or a portion of the security was purchased in a "to-be-announced"
  ("TBA") transaction. See Notes to Financial Statements.
/3 /Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        HIGH QUALITY LONG-TERM BOND FUND

                                OCTOBER 31, 2003

                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (84.81%)
AEROSPACE & DEFENSE (0.17%)
 Raytheon
                                                                     $                      $
  5.70%; 11/01/03                                                         25,000                 25,000
AEROSPACE & DEFENSE EQUIPMENT (0.21%)
 General Dynamics
  3.00%; 05/15/08                                                         15,000                 14,615
 United Technologies
  6.10%; 05/15/12                                                         15,000                 16,456
                                                                                                 31,071
AUTO-CARS & LIGHT TRUCKS (0.53%)
 DaimlerChrysler Holding
  6.90%; 09/01/04                                                         75,000                 77,745
AUTOMOBILE SEQUENTIAL (1.60%)
 DaimlerChrysler Auto Trust
  6.85%; 11/06/05                                                         80,219                 82,013
 Ford Credit Auto Owner Trust
  4.01%; 03/15/06                                                        150,000                153,215
                                                                                                235,228
BEVERAGES-NON-ALCOHOLIC (0.32%)
 Bottling Group
  4.63%; 11/15/12                                                         15,000                 14,831
 Coca-Cola Enterprises
  5.25%; 05/15/07                                                         30,000                 32,258
                                                                                                 47,089
BEVERAGES-WINE & SPIRITS (0.20%)
 Diageo Capital
  3.38%; 03/20/08                                                         15,000                 14,877
  3.50%; 11/19/07                                                         15,000                 15,048
                                                                                                 29,925
BREWERY (0.31%)
 Anheuser-Busch
  4.38%; 01/15/13                                                         30,000                 29,168
 Coors Brewing
  6.38%; 05/15/12                                                         15,000                 16,309
                                                                                                 45,477
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.22%)
 CRH America
  6.95%; 03/15/12                                                         14,000                 15,795
 Masco
  5.88%; 07/15/12                                                         15,000                 15,946
                                                                                                 31,741
BUILDING-RESIDENTIAL & COMMERCIAL (0.11%)
 Centex
  5.80%; 09/15/09                                                         15,000                 15,930
CABLE & OTHER PAY TV SERVICES (0.55%)
 AT&T Broadband
  8.38%; 03/15/13                                                         67,000                 80,989
CABLE TV (0.22%)
 Comcast
  5.50%; 03/15/11                                                          5,000                  5,161
 Cox Communications
  6.88%; 06/15/05                                                         25,000                 26,851
                                                                                                 32,012
                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CELLULAR TELECOMMUNICATIONS (0.91%)
 AT&T Wireless Services
                                                                     $                      $
  7.35%; 03/01/06                                                         40,000                 43,888
 Cingular Wireless
  7.13%; 12/15/31                                                         15,000                 16,619
 Verizon Wireless Capital
  5.38%; 12/15/06                                                         35,000                 37,380
 Vodafone Group
  7.75%; 02/15/10                                                         30,000                 35,481
                                                                                                133,368
CHEMICALS-DIVERSIFIED (0.25%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                                         20,000                 21,238
 E. I. Du Pont de Nemours
  4.75%; 11/15/12                                                         15,000                 15,098
                                                                                                 36,336
COATINGS & PAINT (0.11%)
 Valspar
  6.00%; 05/01/07                                                         15,000                 16,094
COMMERCIAL BANKS (0.52%)
 Marshall & Isley Bank
  4.13%; 09/04/07                                                         15,000                 15,588
 U.S. Bank
  6.38%; 08/01/11                                                         40,000                 44,444
 Union Planters Bank
  5.13%; 06/15/07                                                         15,000                 15,874
                                                                                                 75,906
COMMERCIAL SERVICE-FINANCE (0.10%)
 Deluxe
  5.00%; 12/15/12                                                          5,000                  4,982
 Equifax
  4.95%; 11/01/07                                                         10,000                 10,365
                                                                                                 15,347
COMPUTER SERVICES (0.11%)
 Electronic Data Systems
  7.13%; 10/15/09                                                         15,000                 15,600
COMPUTERS (0.29%)
 Hewlett-Packard
  6.50%; 07/01/12                                                         15,000                 16,676
 International Business Machines
  4.25%; 09/15/09                                                         25,000                 25,440
                                                                                                 42,116
COMPUTERS-INTEGRATED SYSTEMS (0.04%)
 NCR
  7.13%; 06/15/09                                                          5,000                  5,481
COSMETICS & TOILETRIES (0.11%)
 Procter & Gamble
  4.75%; 06/15/07                                                         15,000                 15,849
CREDIT CARD ASSET BACKED SECURITIES (7.29%)
 Bank One Issuance Trust
  2.94%; 06/16/08                                                        100,000                101,454
 Capital One Master Trust
  5.30%; 06/15/09                                                        150,000                159,714
                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CREDIT CARD ASSET BACKED SECURITIES (CONTINUED)
 Citibank Credit Card Issuance Trust
                                                                     $                      $
  6.90%; 10/15/07                                                        150,000                163,391
 Citibank Credit Card Master Trust I
  5.88%; 03/10/11                                                        150,000                165,689
 Discover Card Master Trust I
  6.05%; 08/18/08                                                        150,000                162,041
  6.85%; 07/17/07                                                        150,000                159,134
 MBNA Master Credit Card Trust
  6.90%; 01/15/08                                                        150,000                162,720
                                                                                              1,074,143
CREDIT CARD CONTROL AMORTIZATION (0.08%)
 Sears Credit Account Master Trust
  7.25%; 11/15/07                                                         12,500                 12,529
DATA PROCESSING & MANAGEMENT (0.10%)
 First Data
  3.38%; 08/01/08                                                         15,000                 14,808
DIVERSIFIED FINANCIAL SERVICES (2.66%)
 Citigroup
  6.63%; 06/15/32                                                         10,000                 10,820
  6.75%; 12/01/05                                                        145,000                157,999
 General Electric Capital
  6.00%; 06/15/12                                                         20,000                 21,522
  7.38%; 01/19/10                                                        105,000                122,506
 John Deere Capital
  7.00%; 03/15/12                                                         20,000                 22,903
 NiSource Finance
  7.50%; 11/15/03                                                         40,000                 40,065
 Textron Financial
  5.88%; 06/01/07                                                         15,000                 16,159
                                                                                                391,974
DIVERSIFIED MANUFACTURING OPERATIONS (0.21%)
 Cooper Industries
  5.25%; 07/01/07                                                         15,000                 15,973
 General Electric
  5.00%; 02/01/13                                                         15,000                 15,095
                                                                                                 31,068
DIVERSIFIED MINERALS (0.10%)
 BHP Billiton Finance
  4.80%; 04/15/13                                                         15,000                 14,927
ELECTRIC PRODUCTS-MISCELLANEOUS (0.03%)
 Emerson Electric
  6.00%; 08/15/32                                                          5,000                  5,047
ELECTRIC-INTEGRATED (4.12%)
 AmerenEnergy Generating
  7.95%; 06/01/32                                                         10,000                 12,173
 Appalachian Power
  4.80%; 06/15/05                                                         20,000                 20,757
 Arizona Public Service
  6.50%; 03/01/12                                                         10,000                 10,941
 Carolina Power & Light
  8.63%; 09/15/21                                                         75,000                 94,196
 Commonwealth Edison
  6.40%; 10/15/05                                                         30,000                 32,239
                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 Conectiv
                                                                     $                      $
  5.30%; 06/01/05                                                         10,000                 10,308
 Consolidated Edison
  3.63%; 08/01/08                                                         15,000                 14,880
  4.88%; 02/01/13                                                         15,000                 15,027
 Dominion Resources
  3.88%; 01/15/04                                                         15,000                 15,067
  8.13%; 06/15/10                                                         50,000                 59,785
 DTE Energy
  7.05%; 06/01/11                                                         30,000                 33,874
 Duke Energy
  3.75%; 03/05/08                                                         10,000                  9,996
  6.25%; 01/15/12                                                         35,000                 37,542
 FPL Group Capital
  3.25%; 04/11/06                                                         20,000                 20,234
 MidAmerican Energy Holdings
  6.75%; 12/30/31                                                         35,000                 37,544
 Niagara Mohawk Power
  7.75%; 05/15/06                                                         30,000                 33,751
 Oncor Electric Delivery
  7.00%; 05/01/32                                                         15,000                 16,361
 Pepco Holdings
  5.50%; 08/15/07                                                         15,000                 15,871
 PPL Electric Utilities
  4.30%; 06/01/13                                                         15,000                 13,996
 PSEG Power
  6.95%; 06/01/12                                                         10,000                 11,197
 Tennessee Valley Authority
  6.00%; 03/15/13                                                         65,000                 71,382
 Wisconsin Electric Power
  4.50%; 05/15/13                                                         20,000                 19,418
                                                                                                606,539
FEDERAL & FEDERALLY SPONSORED CREDIT (0.21%)
 Student Loan Marketing Association
  5.00%; 06/30/04                                                         30,000                 30,781
FIDUCIARY BANKS (0.21%)
 Bank of New York
  4.14%; 08/02/07                                                         15,000                 15,345
  5.20%; 07/01/07                                                         15,000                 16,038
                                                                                                 31,383
FINANCE-AUTO LOANS (2.28%)
 Ford Motor Credit
  7.38%; 02/01/11                                                        155,000                157,814
 General Motors Acceptance
  5.13%; 05/09/08                                                         15,000                 15,235
  6.75%; 01/15/06                                                         90,000                 95,958
  6.88%; 08/28/12                                                         15,000                 15,376
  8.00%; 11/01/31                                                         35,000                 35,994
 Toyota Motor Credit
  2.80%; 01/18/06                                                         15,000                 15,233
                                                                                                335,610
FINANCE-COMMERCIAL (0.35%)
 CIT Group
  7.38%; 04/02/07                                                         15,000                 16,920
                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-COMMERCIAL (CONTINUED)
 Tyco Capital
                                                                     $                      $
  7.50%; 11/14/03                                                         35,000                 35,056
                                                                                                 51,976
FINANCE-CONSUMER LOANS (1.73%)
 American General Finance
  5.75%; 03/15/07                                                         40,000                 43,375
 Household Finance
  3.38%; 02/21/06                                                         25,000                 25,514
  4.75%; 07/15/13                                                         15,000                 14,507
  6.50%; 01/24/06                                                         85,000                 92,492
 Sears Roebuck Acceptance
  6.70%; 04/15/12                                                         20,000                 22,523
 SLM
  3.63%; 03/17/08                                                         10,000                  9,995
  5.63%; 04/10/07                                                         15,000                 16,174
 Washington Mutual Financial
  6.50%; 11/15/03                                                         30,000                 30,044
                                                                                                254,624
FINANCE-CREDIT CARD (0.27%)
 American Express
  3.75%; 11/20/07                                                          5,000                  5,067
  4.88%; 07/15/13                                                         15,000                 14,930
 Capital One Bank
  6.65%; 03/15/04                                                         20,000                 20,343
                                                                                                 40,340
FINANCE-INVESTMENT BANKER & BROKER (2.32%)
 Banque Paribas
  6.88%; 03/01/09                                                         25,000                 28,353
 Bear Stearns
  6.50%; 05/01/06                                                         25,000                 27,310
 Credit Suisse First Boston
  6.50%; 01/15/12                                                         40,000                 44,173
 Goldman Sachs Group
  6.60%; 01/15/12                                                         15,000                 16,637
  7.63%; 08/17/05                                                         45,000                 49,388
 Lehman Brothers Holdings
  6.25%; 05/15/06                                                         50,000                 54,470
 Merrill Lynch
  7.00%; 01/15/07                                                         45,000                 49,839
 Morgan Stanley
  7.75%; 06/15/05                                                         65,000                 70,909
                                                                                                341,079
FINANCE-LEASING COMPANY (0.52%)
 Boeing Capital
  7.10%; 09/27/05                                                         40,000                 43,517
 Pitney Bowes Credit
  5.75%; 08/15/08                                                         30,000                 32,738
                                                                                                 76,255
FINANCE-MORTGAGE LOAN/BANKER (15.67%)
 Countrywide Home Loan
  6.85%; 06/15/04                                                         40,000                 41,291
 Federal Home Loan Bank System
  4.88%; 11/15/06                                                        550,000                583,456
 Federal Home Loan Mortgage
  5.75%; 03/15/09                                                        365,000                399,797
                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal Home Loan Mortgage (continued)
                                                                     $                      $
  6.25%; 07/15/32                                                        525,000                566,289
 Federal National Mortgage Association
  6.09%; 09/27/27                                                        150,000                156,010
  6.13%; 03/15/12                                                        400,000                443,419
  7.13%; 04/30/26                                                        100,000                117,726
                                                                                              2,307,988
FINANCE-OTHER SERVICES (0.95%)
 Mellon Funding
  4.88%; 06/15/07                                                         15,000                 15,924
 National Rural Utilities
  5.75%; 08/28/09                                                         30,000                 32,309
 Verizon Global Funding
  6.75%; 12/01/05                                                         10,000                 10,887
  7.25%; 12/01/10                                                         20,000                 22,841
  7.75%; 12/01/30                                                         50,000                 57,875
                                                                                                139,836
FOOD-FLOUR & GRAIN (0.07%)
 Archer Daniels Midland
  5.94%; 10/01/32                                                         10,000                  9,911
FOOD-MISCELLANEOUS/DIVERSIFIED (1.18%)
 Campbell Soup
  5.50%; 03/15/07                                                         30,000                 32,442
 General Mills
  6.00%; 02/15/12                                                         30,000                 32,073
 HJ Heinz Finance
  6.75%; 03/15/32                                                         15,000                 16,523
 Kellogg
  6.60%; 04/01/11                                                         20,000                 22,346
 Kraft Foods
  5.63%; 11/01/11                                                         20,000                 20,801
 Sara Lee
  6.13%; 11/01/32                                                         15,000                 15,319
 Unilever Capital
  7.13%; 11/01/10                                                         30,000                 34,734
                                                                                                174,238
FOOD-RETAIL (0.73%)
 Fred Meyer
  7.38%; 03/01/05                                                         30,000                 32,044
 Safeway
  6.05%; 11/15/03                                                         75,000                 75,067
                                                                                                107,111
FOOD-WHOLESALE & DISTRIBUTION (0.11%)
 Sysco International
  6.10%; 06/01/12                                                         15,000                 16,527
GAS-DISTRIBUTION (0.08%)
 KeySpan
  7.63%; 11/15/10                                                         10,000                 11,897
HOME DECORATION PRODUCTS (0.13%)
 Newell Rubbermaid
  4.00%; 05/01/10                                                         20,000                 18,887
                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY-SEQUENTIAL (1.03%)
 Residential Asset Securities
                                                                     $                      $
  4.99%; 02/25/27                                                        150,000                151,548
INDUSTRIAL GASES (0.19%)
 Praxair
  6.38%; 04/01/12                                                         25,000                 27,782
INSTRUMENTS-CONTROLS (0.07%)
 Parker Hannifin
  4.88%; 02/15/13                                                         10,000                  9,888
INSURANCE BROKERS (0.07%)
 Marsh & McLennan
  3.63%; 02/15/08                                                         10,000                 10,015
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.11%)
 AMVESCAP
  6.60%; 05/15/05                                                         15,000                 15,955
LIFE & HEALTH INSURANCE (0.41%)
 Lincoln National
  5.25%; 06/15/07                                                         20,000                 21,196
 Torchmark
  6.25%; 12/15/06                                                         35,000                 38,514
                                                                                                 59,710
MEDICAL-DRUGS (0.40%)
 Eli Lilly
  6.00%; 03/15/12                                                         25,000                 27,276
 Wyeth
  5.25%; 03/15/13                                                         15,000                 15,220
  7.90%; 02/15/05                                                         15,000                 16,121
                                                                                                 58,617
MEDICAL-HMO (0.18%)
 Anthem
  6.80%; 08/01/12                                                         15,000                 16,919
 UnitedHealth Group
  4.88%; 04/01/13                                                         10,000                 10,011
                                                                                                 26,930
METAL-ALUMINUM (0.46%)
 Alcan
  6.45%; 03/15/11                                                         30,000                 33,233
 Alcoa
  7.38%; 08/01/10                                                         30,000                 34,976
                                                                                                 68,209
METAL-DIVERSIFIED (0.10%)
 Rio Tinto Finance
  2.63%; 09/30/08                                                         15,000                 14,285
MISCELLANEOUS INVESTING (0.73%)
 Archstone-Smith Operating Trust
  3.00%; 06/15/08                                                         15,000                 14,398
 Camden Property Trust
  5.88%; 06/01/07                                                         15,000                 16,109
 Centerpoint Properties Trust
  4.75%; 08/01/10                                                         15,000                 15,011
 Duke Realty
  4.63%; 05/15/13                                                         10,000                  9,540
                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
 Mack-Cali Realty
                                                                     $                      $
  7.00%; 03/15/04                                                         15,000                 15,294
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                                          5,000                  5,383
 Simon Property Group
  6.75%; 02/09/04                                                         15,000                 15,203
 United Dominion Realty Trust
  6.50%; 06/15/09                                                         15,000                 16,503
                                                                                                107,441
MONEY CENTER BANKS (1.07%)
 Bank of America
  4.75%; 10/15/06                                                         85,000                 89,650
 JP Morgan Chase
  6.75%; 02/01/11                                                         60,000                 67,343
                                                                                                156,993
MORTGAGE BACKED SECURITIES (14.69%)
 Banc of America Commercial Mortgage
  5.12%; 07/11/43                                                        150,000                154,053
  7.33%; 11/15/31                                                        150,000                172,871
 CS First Boston Mortgage Securities
  4.39%; 07/15/06                                                        114,829                118,272
 DLJ Mortgage Acceptance /1/
  7.58%; 03/13/28                                                          7,250                  7,267
 First Union National Bank Commercial Mortgage
  5.59%; 02/12/34                                                         91,352                 97,438
  6.14%; 02/12/34                                                        150,000                164,154
  7.84%; 05/17/32                                                        215,000                254,505
 GE Capital Commercial Mortgage
  4.97%; 08/11/36                                                         75,000                 77,447
 GMAC Commercial Mortgage Securities
  6.96%; 09/15/35                                                        150,000                170,182
  7.27%; 08/15/36                                                        150,000                172,006
 JP Morgan Commercial Mortgage Finance
  7.07%; 09/15/29                                                         89,459                 93,789
 LB Commercial Conduit Mortgage Trust
  7.33%; 10/15/32                                                        150,000                173,141
 LB-UBS Commercial Mortgage Trust
  5.59%; 06/15/31                                                         75,000                 79,273
  7.95%; 05/15/25                                                        125,000                148,645
 Morgan Stanley Capital I
  6.54%; 02/15/31                                                        150,000                166,584
  7.11%; 04/15/33                                                        100,000                114,210
                                                                                              2,163,837
MULTI-LINE INSURANCE (0.45%)
 AEGON
  4.75%; 06/01/13                                                         10,000                  9,660
 Allstate
  7.88%; 05/01/05                                                         15,000                 16,307
 American International Group /1/
  4.25%; 05/15/13                                                         15,000                 14,132
 Hartford Financial Services Group
  4.70%; 09/01/07                                                         15,000                 15,705
 MetLife
  6.50%; 12/15/32                                                          5,000                  5,261
                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
 Safeco
                                                                     $                      $
  7.25%; 09/01/12                                                          5,000                  5,729
                                                                                                 66,794
MULTIMEDIA (1.06%)
 AOL Time Warner
  6.13%; 04/15/06                                                         70,000                 75,292
 Gannett
  5.50%; 04/01/07                                                         15,000                 16,250
 Viacom
  6.40%; 01/30/06                                                         50,000                 54,184
 Walt Disney
  7.00%; 03/01/32                                                         10,000                 11,046
                                                                                                156,772
OIL & GAS DRILLING (0.11%)
 Nabors Holdings
  4.88%; 08/15/09                                                         15,000                 15,639
OIL COMPANY-EXPLORATION & PRODUCTION (0.79%)
 Anadarko Petroleum
  5.38%; 03/01/07                                                         25,000                 26,782
 Devon Energy
  7.95%; 04/15/32                                                         15,000                 17,937
 Husky Energy
  6.25%; 06/15/12                                                         15,000                 16,080
 Nexen
  7.88%; 03/15/32                                                          5,000                  5,888
 Pemex Project Funding Master Trust
  8.00%; 11/15/11                                                         45,000                 49,725
                                                                                                116,412
OIL COMPANY-INTEGRATED (1.05%)
 BP Canada Finance
  3.63%; 01/15/09                                                         15,000                 14,914
 ChevronTexaco Capital
  3.38%; 02/15/08                                                          5,000                  5,004
 Conoco Funding
  6.35%; 10/15/11                                                         40,000                 44,539
 Marathon Oil
  6.80%; 03/15/32                                                         15,000                 15,901
 Occidental Petroleum
  4.00%; 11/30/07                                                         20,000                 20,197
 Petro-Canada
  4.00%; 07/15/13                                                         15,000                 13,748
 Phillips Petroleum
  8.75%; 05/25/10                                                         25,000                 31,065
 Union Oil Company of California
  5.05%; 10/01/12                                                         10,000                 10,068
                                                                                                155,436
OIL REFINING & MARKETING (0.11%)
 Valero Energy
  6.88%; 04/15/12                                                         15,000                 16,476
PAPER & RELATED PRODUCTS (0.51%)
 International Paper
  5.85%; 10/30/12                                                         20,000                 20,778
 MeadWestvaco
  6.85%; 04/01/12                                                         10,000                 11,008
                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
 Nexfor
                                                                     $                      $
  7.25%; 07/01/12                                                         15,000                 16,841
 Weyerhaeuser
  6.75%; 03/15/12                                                         10,000                 10,826
  7.38%; 03/15/32                                                         15,000                 16,148
                                                                                                 75,601
PHOTO EQUIPMENT & SUPPLIES (0.09%)
 Eastman Kodak
  3.63%; 05/15/08                                                         15,000                 13,920
PIPELINES (0.85%)
 Buckeye Partners
  4.63%; 07/15/13                                                         15,000                 14,371
 Equitable Resources
  5.15%; 11/15/12                                                         15,000                 15,380
 Kinder Morgan
  6.65%; 03/01/05                                                         35,000                 37,143
 Kinder Morgan Energy Partners
  6.75%; 03/15/11                                                         30,000                 33,768
 National Fuel Gas
  5.25%; 03/01/13                                                         20,000                 19,776
 TEPPCO Partners
  6.13%; 02/01/13                                                          5,000                  5,264
                                                                                                125,702
POULTRY (0.11%)
 Tyson Foods
  7.25%; 10/01/06                                                         15,000                 16,566
PROPERTY & CASUALTY INSURANCE (0.17%)
 Progressive
  6.25%; 12/01/32                                                          5,000                  5,136
 St. Paul
  5.75%; 03/15/07                                                         10,000                 10,674
 Travelers Property Casualty
  3.75%; 03/15/08                                                         10,000                 10,007
                                                                                                 25,817
PUBLISHING-NEWSPAPERS (0.11%)
 Thomson
  5.75%; 02/01/08                                                         15,000                 16,106
REAL ESTATE OPERATOR & DEVELOPER (0.27%)
 EOP Operating
  7.00%; 07/15/11                                                         35,000                 39,402
REGIONAL AUTHORITY (1.02%)
 New Brunswick
  3.50%; 10/23/07                                                         10,000                 10,140
 Province of Nova Scotia
  5.75%; 02/27/12                                                         25,000                 27,017
 Province of Ontario
  5.13%; 07/17/12                                                         25,000                 26,111
 Province of Quebec
  7.13%; 02/09/24                                                         75,000                 87,487
                                                                                                150,755
REGIONAL BANKS (2.22%)
 Bank One
  6.00%; 08/01/08                                                         50,000                 54,786
                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL BANKS (CONTINUED)
 Fifth Third Bancorp
                                                                     $                      $
  3.38%; 08/15/08                                                         10,000                  9,903
 FleetBoston Financial
  7.25%; 09/15/05                                                         40,000                 43,703
 KeyCorp
  4.63%; 05/16/05                                                         20,000                 20,833
 Korea Development Bank
  7.13%; 04/22/04                                                         10,000                 10,250
 PNC Funding
  5.75%; 08/01/06                                                         20,000                 21,509
 SunTrust Banks
  5.05%; 07/01/07                                                         15,000                 16,080
 Wachovia
  4.95%; 11/01/06                                                         55,000                 58,361
 Wells Fargo
  3.50%; 04/04/08                                                         10,000                  9,987
  5.90%; 05/21/06                                                         75,000                 81,545
                                                                                                326,957
RESEARCH & DEVELOPMENT (0.15%)
 Science Applications International
  7.13%; 07/01/32                                                         20,000                 21,909
RETAIL-DISCOUNT (0.78%)
 Costco Wholesale
  5.50%; 03/15/07                                                         20,000                 21,681
 Target
  5.40%; 10/01/08                                                         30,000                 32,250
 Wal-Mart Stores
  7.55%; 02/15/30                                                         50,000                 61,408
                                                                                                115,339
RETAIL-DRUG STORE (0.10%)
 CVS
  3.88%; 11/01/07                                                         15,000                 15,303
RETAIL-REGIONAL DEPARTMENT STORE (0.07%)
 Kohl's
  6.00%; 01/15/33                                                         10,000                  9,999
RETAIL-RESTAURANTS (0.22%)
 McDonald's
  5.38%; 04/30/07                                                         15,000                 16,172
 Wendy's International
  6.20%; 06/15/14                                                         15,000                 16,274
                                                                                                 32,446
SAVINGS & LOANS-THRIFTS (0.22%)
 Golden West Financial
  4.13%; 08/15/07                                                         15,000                 15,455
 Washington Mutual
  6.88%; 06/15/11                                                         15,000                 16,827
                                                                                                 32,282
SOVEREIGN (1.65%)
 Chile Government
  5.50%; 01/15/13                                                          5,000                  5,117
 Italy Government
  5.63%; 06/15/12                                                         90,000                 97,351
                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SOVEREIGN (CONTINUED)
 Mexico Government
                                                                     $                      $
  7.50%; 01/14/12                                                         85,000                 94,987
  8.38%; 01/14/11                                                         25,000                 29,337
 Poland Government
  6.25%; 07/03/12                                                         15,000                 16,163
                                                                                                242,955
SUPRANATIONAL BANK (1.47%)
 Asian Development Bank
  2.38%; 03/15/06                                                         35,000                 35,173
 Corp Andina de Fomento
  6.88%; 03/15/12                                                         25,000                 27,506
 European Investment Bank
  4.63%; 03/01/07                                                         65,000                 69,406
 Inter-American Development Bank
  6.38%; 10/22/07                                                         75,000                 83,881
                                                                                                215,966
TELEPHONE-INTEGRATED (2.58%)
 ALLTEL
  7.88%; 07/01/32                                                         20,000                 24,213
 AT&T
  6.00%; 03/15/09                                                         32,000                 34,080
 BellSouth
  5.00%; 10/15/06                                                         50,000                 53,163
 British Telecommunications
  7.88%; 12/15/05                                                         50,000                 55,362
 CenturyTel
  6.30%; 01/15/08                                                         15,000                 16,410
 Deutsche Telekom International Finance
  8.25%; 06/15/05                                                         10,000                 10,926
  8.50%; 06/15/10                                                         20,000                 24,070
 France Telecom
  9.00%; 03/01/11                                                         25,000                 30,160
 SBC Communications
  5.75%; 05/02/06                                                         50,000                 53,804
 Sprint Capital
  6.90%; 05/01/19                                                         40,000                 39,644
 Telecom Italia Capital /1/
  4.00%; 11/15/08                                                         15,000                 14,982
 Telefonica Europe
  7.75%; 09/15/10                                                         20,000                 23,602
                                                                                                380,416
TEXTILE-HOME FURNISHINGS (0.04%)
 Mohawk Industries
  6.50%; 04/15/07                                                          5,000                  5,507
TOOLS-HAND HELD (0.10%)
 Stanley Works
  4.90%; 11/01/12                                                         15,000                 15,022
TRANSPORT-RAIL (0.72%)
 Burlington Northern Santa Fe
  7.95%; 08/15/30                                                         30,000                 36,585
 Canadian National Railway
  4.40%; 03/15/13                                                         15,000                 14,332
 CSX
  8.63%; 05/15/22                                                         15,000                 18,591
                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TRANSPORT-RAIL (CONTINUED)
 Union Pacific
                                                                     $                      $
  6.63%; 02/01/29                                                         35,000                 37,208
                                                                                                106,716
                                                                    TOTAL BONDS              12,491,207

                                                          Principal

     Type           Rate               Maturity           Amount                               Value

--------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (4.37%)
                                                                     $                      $
FHLMC           5.00%         08/01/33                                   297,669                293,137
FHLMC           6.50%         05/01/31 - 06/01/32                        237,606                247,152
FHLMC           7.00%         12/01/30                                    98,428                103,562
                                                       TOTAL FHLMC CERTIFICATES                 643,851

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (0.50%)
FNMA            5.50%         02/01/09                                    71,828                 73,509
                                                        TOTAL FNMA CERTIFICATES                  73,509

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (0.45%)
GNMA I          6.00%         07/15/32                                    63,610                 65,740
                                                        TOTAL GNMA CERTIFICATES                  65,740

                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
TREASURY BONDS (8.89%)
 U.S. Treasury Strip /2/
  0.00%; 11/15/15                                                    $   750,000            $   413,004
  0.00%; 11/15/18                                                        600,000                270,504
  0.00%; 05/15/20                                                        700,000                285,438
  0.00%; 08/15/25                                                      1,150,000                340,218
                                                           TOTAL TREASURY BONDS               1,309,164

                                                          Principal

                                                          Amount                               Value

--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.00%)
FINANCE-MORTGAGE LOAN/BANKER (0.00%)
 Investment in Joint Trading Account; Federal Home Loan
  Bank
                                                                     $                      $
  0.94%; 11/03/03                                                            154                    154
                                                         TOTAL COMMERCIAL PAPER                     154
                                                                                            -----------

                                           TOTAL PORTFOLIO INVESTMENTS (99.02%)              14,583,625
CASH AND RECEIVABLES, NET OF LIABILITIES (0.98%)                                                144,202
                                                     TOTAL NET ASSETS (100.00%)             $14,727,827
                                                                                            -------------



/1 /Restricted Security - The fund held securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $36,381 or 0.25% of net assets.
/2 /Non-income producing security.
                                      172

                            SCHEDULE OF INVESTMENTS
                       HIGH QUALITY SHORT-TERM BOND FUND

                                OCTOBER 31, 2003

                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (89.58%)
AEROSPACE & DEFENSE (0.26%)
 Raytheon
                                                                      $                     $
  5.70%; 11/01/03                                                         20,000                20,000
  6.30%; 03/15/05                                                         80,000                84,136
                                                                                               104,136
AEROSPACE & DEFENSE EQUIPMENT (0.28%)
 General Dynamics
  3.00%; 05/15/08                                                         30,000                29,230
 Lockheed Martin
  7.45%; 06/15/04                                                         40,000                41,264
 United Technologies
  4.88%; 11/01/06                                                         40,000                42,477
                                                                                               112,971
AIRLINES (0.13%)
 Southwest Airlines
  5.50%; 11/01/06                                                         50,000                53,832
AUTO-CARS & LIGHT TRUCKS (0.55%)
 DaimlerChrysler Holding
  6.90%; 09/01/04                                                        215,000               222,870
AUTOMOBILE SEQUENTIAL (6.60%)
 Capital Auto Receivables Asset Trust
  3.58%; 10/16/06                                                        400,000               410,425
  3.82%; 07/15/05                                                        117,862               119,063
  4.16%; 07/16/07                                                        150,000               154,480
 DaimlerChrysler Auto Trust
  3.09%; 01/08/08                                                        250,000               253,711
  6.70%; 03/08/06                                                        175,000               179,482
  7.63%; 06/08/05                                                        101,583               103,241
 Ford Credit Auto Owner Trust
  2.70%; 06/15/07                                                        100,000               100,732
  4.01%; 03/15/06                                                        245,000               250,252
  4.72%; 12/15/05                                                        315,000               323,222
 Honda Auto Receivables Owner Trust
  4.49%; 09/17/07                                                        100,000               103,938
 Nissan Auto Receivables Owner Trust
  1.89%; 12/15/06                                                        100,000               100,235
  3.33%; 01/15/08                                                        350,000               357,060
 Toyota Auto Receivables Owner Trust
  4.72%; 09/15/08                                                        200,000               205,639
                                                                                             2,661,480
BEVERAGES-NON-ALCOHOLIC (0.12%)
 Coca-Cola Enterprises
  5.25%; 05/15/07                                                         45,000                48,387
BEVERAGES-WINE & SPIRITS (0.17%)
 Diageo
  7.13%; 09/15/04                                                         40,000                41,924
 Diageo Capital
  3.38%; 03/20/08                                                         25,000                24,795
                                                                                                66,719
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.13%)
 Masco
  6.00%; 05/03/04                                                         50,000                51,036
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CABLE TV (0.23%)
 Comcast Cable Communications
                                                                      $                     $
  8.13%; 05/01/04                                                         60,000                61,797
 Cox Communications
  6.88%; 06/15/05                                                         30,000                32,221
                                                                                                94,018
CASINO SERVICES (0.05%)
 International Game Technology
  7.88%; 05/15/04                                                         20,000                20,609
CELLULAR TELECOMMUNICATIONS (0.79%)
 360 Communications
  7.50%; 03/01/06                                                         50,000                55,428
 AT&T Wireless Services
  7.35%; 03/01/06                                                         65,000                71,318
 Cingular Wireless
  5.63%; 12/15/06                                                         45,000                48,525
 Verizon Wireless Capital
  5.38%; 12/15/06                                                        100,000               106,798
 Vodafone Group
  7.63%; 02/15/05                                                         35,000                37,554
                                                                                               319,623
CHEMICALS-DIVERSIFIED (0.28%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                                         35,000                37,166
 E. I. Du Pont de Nemours
  3.38%; 11/15/07                                                         25,000                25,108
 Rohm & Haas
  6.95%; 07/15/04                                                         50,000                51,837
                                                                                               114,111
COATINGS & PAINT (0.08%)
 Valspar
  6.00%; 05/01/07                                                         30,000                32,189
COMMERCIAL BANKS (0.48%)
 AmSouth Bank
  2.82%; 11/03/06                                                         50,000                49,915
 Crestar Financial
  8.75%; 11/15/04                                                         75,000                80,500
 Marshall & Isley Bank
  4.13%; 09/04/07                                                         25,000                25,980
 Union Planters Bank
  5.13%; 06/15/07                                                         35,000                37,040
                                                                                               193,435
COMMERCIAL SERVICE-FINANCE (0.04%)
 Equifax
  4.95%; 11/01/07                                                         15,000                15,548
COMPUTER SERVICES (0.15%)
 Electronic Data Systems
  6.85%; 10/15/04                                                         60,000                62,100
COMPUTERS (0.27%)
 Hewlett-Packard
  5.50%; 07/01/07                                                         60,000                64,617
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMPUTERS (CONTINUED)
 International Business Machines
                                                                      $                     $
  4.25%; 09/15/09                                                         45,000                45,793
                                                                                               110,410
COSMETICS & TOILETRIES (0.18%)
 Gillette
  4.00%; 06/30/05                                                         45,000                46,630
 Procter & Gamble
  4.75%; 06/15/07                                                         25,000                26,415
                                                                                                73,045
CREDIT CARD ASSET BACKED SECURITIES (7.16%)
 American Express Credit Account
  Master Trust
  5.60%; 11/15/06                                                        250,000               254,929
 American Express Master Trust
  7.85%; 08/15/05                                                        210,000               221,761
 Bank One Issuance Trust
  2.94%; 06/16/08                                                        450,000               456,541
  3.35%; 03/15/11                                                        100,000                98,998
 Capital One Master Trust
  5.30%; 06/15/09                                                        220,000               234,248
 Chase Credit Card Master Trust
  5.50%; 11/17/08                                                        400,000               430,607
 Citibank Credit Card Issuance Trust
  2.70%; 01/15/08                                                        175,000               176,306
 Discover Card Master Trust I
  5.60%; 05/16/06                                                        150,000               150,247
  6.05%; 08/18/08                                                        230,000               248,463
 MBNA Master Credit Card Trust
  6.35%; 12/15/06                                                        250,000               258,770
  6.90%; 01/15/08                                                        330,000               357,985
                                                                                             2,888,855
CREDIT CARD CONTROL AMORTIZATION (0.04%)
 Sears Credit Account Master Trust
  7.25%; 11/15/07                                                         17,917                17,958
DATA PROCESSING & MANAGEMENT (0.09%)
 First Data
  3.38%; 08/01/08                                                         35,000                34,552
DIVERSIFIED FINANCIAL SERVICES (2.43%)
 Citigroup
  6.75%; 12/01/05                                                        440,000               479,446
 General Electric Capital
  4.25%; 01/15/08                                                        150,000               154,448
  5.00%; 06/15/07                                                        140,000               148,422
 John Deere Capital
  4.50%; 08/22/07                                                         25,000                26,026
 NiSource Finance
  3.20%; 11/01/06                                                         20,000                20,022
  7.50%; 11/15/03                                                        125,000               125,202
 Textron Financial
  5.88%; 06/01/07                                                         25,000                26,931
                                                                                               980,497
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (0.16%)
 Cooper Industries
                                                                      $                     $
  5.25%; 07/01/07                                                         60,000                63,891
ELECTRIC-DISTRIBUTION (0.10%)
 Detroit Edison
  5.05%; 10/01/05                                                         40,000                42,067
ELECTRIC-INTEGRATED (1.95%)
 Appalachian Power
  4.80%; 06/15/05                                                         60,000                62,272
 Commonwealth Edison
  6.40%; 10/15/05                                                         70,000                75,225
 Conectiv
  5.30%; 06/01/05                                                         55,000                56,694
 Consolidated Edison
  3.63%; 08/01/08                                                         45,000                44,640
 Dominion Resources
  3.88%; 01/15/04                                                         50,000                50,224
  7.82%; 09/15/14                                                         75,000                78,973
 Duke Energy
  3.75%; 03/05/08                                                         10,000                 9,996
 Energy East
  7.75%; 11/15/34                                                         20,000                20,032
 FirstEnergy
  5.50%; 11/15/06                                                         20,000                21,017
 FPL Group Capital
  3.25%; 04/11/06                                                         35,000                35,410
 MidAmerican Energy Holdings
  4.63%; 10/01/07                                                         20,000                20,457
 Niagara Mohawk Power
  7.75%; 05/15/06                                                         45,000                50,626
 Oncor Electric Delivery
  5.00%; 09/01/07                                                         55,000                57,817
 Pepco Holdings
  5.50%; 08/15/07                                                         25,000                26,452
 Progress Energy
  6.75%; 03/01/06                                                         75,000                81,615
 Public Service Company of Colorado
  4.38%; 10/01/08                                                         35,000                35,907
 Tennessee Valley Authority
  6.38%; 06/15/05                                                         55,000                58,951
                                                                                               786,308
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.13%)
 Koninklijke Philips Electronics
  7.75%; 04/15/04                                                         50,000                51,220
ENTERPRISE SOFTWARE & SERVICE (0.06%)
 Oracle
  6.72%; 02/15/04                                                         25,000                25,375
FEDERAL & FEDERALLY SPONSORED CREDIT (2.12%)
 Federal Farm Credit Bank
  3.00%; 04/15/08                                                        300,000               294,471
  7.25%; 06/12/07                                                        400,000               459,311
 Student Loan Marketing Association
  5.00%; 06/30/04                                                        100,000               102,603
                                                                                               856,385
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FIDUCIARY BANKS (0.14%)
 Bank of New York
                                                                      $                     $
  4.14%; 08/02/07                                                         30,000                30,691
  5.20%; 07/01/07                                                         25,000                26,729
                                                                                                57,420
FINANCE-AUTO LOANS (2.04%)
 Ford Motor Credit
  5.75%; 02/23/04                                                        465,000               470,600
 General Motors Acceptance
  5.13%; 05/09/08                                                         65,000                66,018
  6.13%; 08/28/07                                                         85,000                89,543
  6.75%; 01/15/06                                                        150,000               159,931
 Toyota Motor Credit
  2.80%; 01/18/06                                                         35,000                35,543
                                                                                               821,635
FINANCE-COMMERCIAL (0.90%)
 CIT Group
  7.38%; 04/02/07                                                        150,000               169,198
 Heller Financial
  6.00%; 03/19/04                                                        130,000               132,294
 Tyco Capital
  7.50%; 11/14/03                                                         60,000                60,096
                                                                                               361,588
FINANCE-CONSUMER LOANS (1.57%)
 American General Finance
  5.88%; 07/14/06                                                        145,000               156,585
 Household Finance
  3.38%; 02/21/06                                                         70,000                71,438
  6.50%; 01/24/06                                                        190,000               206,746
 Sears Roebuck Acceptance
  6.56%; 11/20/03                                                         10,000                10,024
 SLM
  5.63%; 04/10/07                                                         80,000                86,262
 Washington Mutual Financial
  6.50%; 11/15/03                                                        100,000               100,148
                                                                                               631,203
FINANCE-CREDIT CARD (0.28%)
 American Express
  3.75%; 11/20/07                                                         60,000                60,803
 Capital One Bank
  6.65%; 03/15/04                                                         50,000                50,858
                                                                                               111,661
FINANCE-INVESTMENT BANKER & BROKER (2.37%)
 Banque Paribas
  8.35%; 06/15/07                                                         70,000                81,169
 Bear Stearns
  3.00%; 03/30/06                                                         40,000                40,510
  6.50%; 05/01/06                                                         95,000               103,778
 Credit Suisse First Boston
  5.75%; 04/15/07                                                        135,000               146,234
 Goldman Sachs Group
  7.63%; 08/17/05                                                         50,000                54,876
 Lehman Brothers Holdings
  6.25%; 05/15/06                                                        175,000               190,646
 Merrill Lynch
  6.00%; 11/15/04                                                        130,000               135,877
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Morgan Stanley
                                                                      $                     $
  7.75%; 06/15/05                                                        185,000               201,818
                                                                                               954,908
FINANCE-LEASING COMPANY (0.26%)
 Boeing Capital
  7.10%; 09/27/05                                                         95,000               103,353
FINANCE-MORTGAGE LOAN/BANKER (25.74%)
 Countrywide Home Loan
  6.85%; 06/15/04                                                        135,000               139,358
 Federal Home Loan Bank System
  4.88%; 11/15/06                                                      1,800,000             1,909,492
 Federal Home Loan Mortgage
  5.25%; 01/15/06                                                      1,850,000             1,968,946
  5.75%; 04/15/08                                                      2,150,000             2,361,181
 Federal National Mortgage Association
  5.25%; 04/15/07                                                      1,600,000             1,720,442
  7.00%; 07/15/05                                                      2,100,000             2,278,009
                                                                                            10,377,428
FINANCE-OTHER SERVICES (0.90%)
 Caterpillar Financial Services
  4.69%; 04/25/05                                                         50,000                52,267
  7.59%; 12/10/03                                                         25,000                25,157
 Mellon Funding
  4.88%; 06/15/07                                                         80,000                84,928
 National Rural Utilities
  6.00%; 01/15/04                                                         65,000                65,602
 Verizon Global Funding
  6.75%; 12/01/05                                                        125,000               136,090
                                                                                               364,044
FOOD-MISCELLANEOUS/DIVERSIFIED (0.83%)
 Campbell Soup
  5.50%; 03/15/07                                                        100,000               108,140
 General Mills
  5.13%; 02/15/07                                                         30,000                31,945
 HJ Heinz /1/
  6.56%; 11/15/03                                                         25,000                25,030
 Kellogg
  6.00%; 04/01/06                                                         55,000                59,233
 Kraft Foods
  4.63%; 11/01/06                                                         50,000                52,115
 Sara Lee
  2.75%; 06/15/08                                                         20,000                19,261
 Unilever Capital
  6.88%; 11/01/05                                                         35,000                38,211
                                                                                               333,935
FOOD-RETAIL (0.56%)
 Fred Meyer
  7.38%; 03/01/05                                                         70,000                74,768
 Safeway
  2.50%; 11/01/05                                                         40,000                39,508
  6.05%; 11/15/03                                                        110,000               110,099
                                                                                               224,375
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY-SEQUENTIAL (0.78%)
 Long Beach Mortgage Loan Trust
                                                                      $                     $
  4.92%; 05/25/32                                                        113,123               113,941
 Residential Asset Securities
  4.99%; 02/25/27                                                        200,000               202,064
                                                                                               316,005
INDUSTRIAL GASES (0.12%)
 Praxair
  4.75%; 07/15/07                                                         45,000                47,255
INSURANCE BROKERS (0.13%)
 Aon
  6.30%; 01/15/04                                                         25,000                25,228
 Marsh & McLennan
  3.63%; 02/15/08                                                         25,000                25,037
                                                                                                50,265
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.07%)
 AMVESCAP
  6.60%; 05/15/05                                                         25,000                26,592
LIFE & HEALTH INSURANCE (0.27%)
 Lincoln National
  5.25%; 06/15/07                                                         50,000                52,990
 Torchmark
  6.25%; 12/15/06                                                         50,000                55,020
                                                                                               108,010
MEDICAL PRODUCTS (0.05%)
 Baxter International
  5.25%; 05/01/07                                                         20,000                21,378
MEDICAL-DRUGS (0.19%)
 Eli Lilly
  5.50%; 07/15/06                                                         20,000                21,501
 Wyeth
  7.90%; 02/15/05                                                         50,000                53,735
                                                                                                75,236
MEDICAL-HMO (0.10%)
 Anthem
  4.88%; 08/01/05                                                         40,000                41,607
METAL-ALUMINUM (0.32%)
 Alcan
  6.25%; 11/01/08                                                         25,000                27,758
 Alcoa
  4.25%; 08/15/07                                                         50,000                51,972
  7.25%; 08/01/05                                                         45,000                49,076
                                                                                               128,806
METAL-DIVERSIFIED (0.08%)
 Rio Tinto Finance
  2.63%; 09/30/08                                                         35,000                33,331
MISCELLANEOUS INVESTING (0.74%)
 Archstone-Smith Operating Trust
  3.00%; 06/15/08                                                         30,000                28,795
 Camden Property Trust
  5.88%; 06/01/07                                                         25,000                26,849
 CarrAmerica Realty
  7.20%; 07/01/04                                                         50,000                51,769
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
 Mack-Cali Realty
                                                                      $                     $
  7.00%; 03/15/04                                                         25,000                25,489
 New Plan Excel Realty Trust
  5.88%; 06/15/07                                                         50,000                53,833
 Oasis Residential
  7.00%; 11/15/03                                                         35,000                35,057
 Regency Centers
  7.40%; 04/01/04                                                         50,000                51,224
 Simon Property Group
  6.75%; 02/09/04                                                         25,000                25,339
                                                                                               298,355
MONEY CENTER BANKS (0.96%)
 Bank of America
  4.75%; 10/15/06                                                        200,000               210,940
 JP Morgan Chase
  5.25%; 05/30/07                                                        105,000               112,131
  5.35%; 03/01/07                                                         60,000                64,413
                                                                                               387,484
MORTGAGE BACKED SECURITIES (9.61%)
 Bear Stearns Commercial Mortgage Securities
  7.64%; 02/15/32                                                        195,233               215,566
 Chase Commercial Mortgage Securities
  7.03%; 01/15/32                                                        180,756               198,533
 Chase Manhattan Bank-First Union National Bank
  Commercial Mortgage Trust
  7.13%; 08/15/31                                                        242,201               265,026
 Commercial Mortgage Pass-Through Certificate /1/
  3.25%; 06/10/38                                                        196,994               189,195
 CS First Boston Mortgage Securities
  4.39%; 07/15/06                                                        114,829               118,272
  6.25%; 12/16/35                                                        100,000               109,480
 DLJ Mortgage Acceptance /1/
  7.58%; 03/13/28                                                         12,084                12,111
 First Union Commercial Mortgage Securities
  7.38%; 04/18/29                                                        200,000               224,606
 First Union National Bank Commercial Mortgage
  5.59%; 02/12/34                                                         45,676                48,719
 First Union-Lehman Brothers-Bank of America Commercial
  Mortgage Trust
  6.56%; 11/18/35                                                        150,000               167,027
 GE Capital Commercial Mortgage
  3.35%; 08/11/36                                                        100,861               102,577
 GMAC Commercial Mortgage Securities
  6.57%; 09/15/33                                                         85,202                91,526
 JP Morgan Chase Commercial Mortgage Securities
  4.37%; 10/12/37                                                        192,821               195,749
  4.55%; 05/12/34                                                        189,003               196,301
 JP Morgan Commercial Mortgage Finance
  7.07%; 09/15/29                                                        125,242               131,305
 LB-UBS Commercial Mortgage                       Trust
  2.60%; 05/15/27                                                         95,966                94,399
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 LB-UBS Commercial Mortgage                       Trust
  (continued)
                                                                      $                     $
  4.90%; 06/15/26                                                        370,000               388,602
  5.40%; 03/15/26                                                        185,052               195,186
  5.97%; 03/15/26                                                        125,000               136,000
 Midland Realty Acceptance
  7.23%; 01/25/29                                                         71,551                78,308
 Morgan Stanley Capital I
  4.57%; 12/18/32                                                        160,594               166,504
  5.33%; 12/18/32                                                         75,000                79,903
  6.54%; 02/15/31                                                         95,000               105,503
 NationsLink Funding
  7.03%; 06/20/31                                                         94,542               103,270
  7.23%; 06/20/31                                                        230,000               261,722
                                                                                             3,875,390
MULTI-LINE INSURANCE (0.21%)
 Allstate
  7.88%; 05/01/05                                                         25,000                27,179
 Hartford Financial Services Group
  4.70%; 09/01/07                                                         55,000                57,585
                                                                                                84,764
MULTIMEDIA (0.67%)
 AOL Time Warner
  6.13%; 04/15/06                                                         85,000                91,426
 Gannett
  5.50%; 04/01/07                                                         25,000                27,084
 Viacom
  7.75%; 06/01/05                                                         60,000                65,355
 Walt Disney
  7.30%; 02/08/05                                                         80,000                85,294
                                                                                               269,159
MUTUAL INSURANCE (0.12%)
 Metropolitan Life Insurance /1/
  6.30%; 11/01/03                                                         50,000                50,000
OIL COMPANY-EXPLORATION & PRODUCTION (0.70%)
 Anadarko Petroleum
  5.38%; 03/01/07                                                         80,000                85,702
 Canadian Occidental Petroleum
  7.13%; 02/04/04                                                         45,000                45,618
 Kerr-McGee
  5.38%; 04/15/05                                                         20,000                20,794
 PennzEnergy
  10.25%; 11/01/05                                                        60,000                68,687
 Petroleos Mexicanos
  6.50%; 02/01/05                                                         60,000                62,700
                                                                                               283,501
OIL COMPANY-INTEGRATED (0.86%)
 Amerada Hess
  5.90%; 08/15/06                                                         40,000                42,296
 BP Canada Finance
  3.63%; 01/15/09                                                         70,000                69,597
 ChevronTexaco Capital
  3.38%; 02/15/08                                                         30,000                30,025
 Conoco
  5.90%; 04/15/04                                                         60,000                61,224
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-INTEGRATED (CONTINUED)
 Marathon Oil
                                                                      $                     $
  5.38%; 06/01/07                                                         25,000                26,711
 Occidental Petroleum
  4.00%; 11/30/07                                                         40,000                40,393
 Phillips Petroleum
  8.50%; 05/25/05                                                         45,000                49,488
 Union Oil Company of California
  6.38%; 02/01/04                                                         25,000                25,228
                                                                                               344,962
OIL REFINING & MARKETING (0.05%)
 Valero Energy
  6.13%; 04/15/07                                                         20,000                21,879
PAPER & RELATED PRODUCTS (0.34%)
 International Paper
  6.13%; 11/01/03                                                         25,000                25,000
 Union Camp
  7.00%; 08/15/06                                                         20,000                22,058
 Weyerhaeuser
  5.50%; 03/15/05                                                         85,000                88,563
                                                                                               135,621
PHOTO EQUIPMENT & SUPPLIES (0.08%)
 Eastman Kodak
  3.63%; 05/15/08                                                         35,000                32,480
PIPELINES (0.63%)
 Duke Energy Field Services
  7.50%; 08/16/05                                                        110,000               119,538
 Kinder Morgan
  6.65%; 03/01/05                                                        100,000               106,125
 Kinder Morgan Energy Partners
  5.35%; 08/15/07                                                         25,000                26,655
                                                                                               252,318
POULTRY (0.08%)
 Tyson Foods
  6.63%; 10/01/04                                                         30,000                31,124
PROPERTY & CASUALTY INSURANCE (0.43%)
 ACE INA Holdings
  8.20%; 08/15/04                                                         65,000                68,139
 St. Paul
  6.74%; 07/18/05                                                         25,000                26,604
  7.88%; 04/15/05                                                         45,000                48,522
 Travelers Property Casualty
  3.75%; 03/15/08                                                         30,000                30,022
                                                                                               173,287
PUBLISHING-NEWSPAPERS (0.11%)
 Thomson
  5.75%; 02/01/08                                                         40,000                42,948
REAL ESTATE OPERATOR & DEVELOPER (0.11%)
 EOP Operating
  7.38%; 11/15/03                                                         45,000                45,072
REGIONAL AUTHORITY (0.83%)
 New Brunswick
  3.50%; 10/23/07                                                         40,000                40,560
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL AUTHORITY (CONTINUED)
 Province of Manitoba
                                                                      $                     $
  2.75%; 01/17/06                                                         50,000                50,331
 Province of Ontario
  3.50%; 09/17/07                                                        145,000               146,056
 Province of Quebec
  5.50%; 04/11/06                                                         90,000                96,383
                                                                                               333,330
REGIONAL BANKS (2.83%)
 Bank One
  7.63%; 08/01/05                                                        230,000               251,675
 Fifth Third Bancorp
  3.38%; 08/15/08                                                         15,000                14,855
 First Union
  7.55%; 08/18/05                                                        170,000               186,500
 FleetBoston Financial
  7.25%; 09/15/05                                                        105,000               114,719
 KeyCorp
  4.63%; 05/16/05                                                         45,000                46,874
 Korea Development Bank
  7.13%; 04/22/04                                                         40,000                41,000
 PNC Funding
  5.75%; 08/01/06                                                         35,000                37,640
 SunTrust Banks
  2.50%; 11/01/06                                                         30,000                29,851
  5.05%; 07/01/07                                                         20,000                21,440
 U.S. Bancorp
  6.75%; 10/15/05                                                         90,000                97,827
 Wells Fargo
  5.90%; 05/21/06                                                        275,000               298,999
                                                                                             1,141,380
REINSURANCE (0.10%)
 Berkshire Hathaway /1/
  3.38%; 10/15/08                                                         40,000                39,511
RENTAL-AUTO & EQUIPMENT (0.12%)
 Hertz
  4.70%; 10/02/06                                                         50,000                49,393
RETAIL-DISCOUNT (0.42%)
 Costco Wholesale
  5.50%; 03/15/07                                                         25,000                27,102
 Target
  5.40%; 10/01/08                                                         20,000                21,500
 Wal-Mart Stores
  6.55%; 08/10/04                                                        115,000               119,496
                                                                                               168,098
RETAIL-DRUG STORE (0.11%)
 CVS
  3.88%; 11/01/07                                                         45,000                45,909
RETAIL-RESTAURANTS (0.15%)
 McDonald's
  5.38%; 04/30/07                                                         55,000                59,296
SAVINGS & LOANS-THRIFTS (0.13%)
 Golden West Financial
  4.13%; 08/15/07                                                         50,000                51,517
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SOVEREIGN (1.30%)
 Finland Government
                                                                      $                     $
  4.75%; 03/06/07                                                         45,000                47,926
 Italy Government
  4.38%; 10/25/06                                                        300,000               314,625
 Mexico Government
  8.50%; 02/01/06                                                        145,000               163,125
                                                                                               525,676
SPECIAL PURPOSE BANKS (0.93%)
 KFW International Finance
  3.75%; 10/01/04                                                        295,000               301,271
 Kreditanstalt fuer Wiederaufbau
  2.38%; 09/25/06                                                         75,000                74,713
                                                                                               375,984
SUPRANATIONAL BANK (2.00%)
 Asian Development Bank
  2.38%; 03/15/06                                                        105,000               105,520
 Corp Andina de Fomento
  6.75%; 03/15/05                                                        100,000               105,373
 European Investment Bank
  4.63%; 03/01/07                                                        375,000               400,416
 Inter-American Development Bank
  6.50%; 10/20/04                                                        185,000               193,897
                                                                                               805,206
TELECOMMUNICATION SERVICES (0.12%)
 Citizens Communications
  7.60%; 06/01/06                                                         45,000                49,998
TELEPHONE-INTEGRATED (1.50%)
 AT&T
  7.50%; 04/01/04                                                         20,000                20,475
 BellSouth
  5.00%; 10/15/06                                                         75,000                79,745
 British Telecommunications
  7.88%; 12/15/05                                                         95,000               105,188
 CenturyTel
  6.30%; 01/15/08                                                         40,000                43,760
 Deutsche Telekom International Finance
  8.25%; 06/15/05                                                         45,000                49,166
 France Telecom
  8.70%; 03/01/06                                                         50,000                55,996
 SBC Communications
  5.75%; 05/02/06                                                        100,000               107,607
 Sprint Capital
  7.13%; 01/30/06                                                        100,000               108,119
 Telecom Italia Capital /1/
  4.00%; 11/15/08                                                         35,000                34,957
                                                                                               605,013
TEXTILE-HOME FURNISHINGS (0.15%)
 Mohawk Industries
  6.50%; 04/15/07                                                         55,000                60,575
TOOLS-HAND HELD (0.06%)
 Stanley Works
  3.50%; 11/01/07                                                         25,000                25,074
                                                           Principal

                                                           Amount                             Value

-------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TRANSPORT-RAIL (0.40%)
 Burlington Northern Santa Fe
                                                                      $                     $
  6.38%; 12/15/05                                                         50,000                54,271
 CSX
  7.25%; 05/01/04                                                         40,000                41,076
 Norfolk Southern
  7.88%; 02/15/04                                                         10,000                10,178
 Union Pacific
  7.60%; 05/01/05                                                         50,000                54,249
                                                                                               159,774
                                                                    TOTAL BONDS             36,117,740

                                                           Principal

     Type            Rate               Maturity           Amount                             Value

-------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (4.90%)
                                                                      $                     $
FHLMC            4.50%         10/01/09 - 10/01/10                     1,456,846             1,476,200
FHLMC            5.50%         12/01/08 - 04/01/09                       158,515               162,413
FHLMC            6.00%         08/01/06                                  155,865               160,545
FHLMC            6.50%         12/01/15                                  169,766               178,134
                                                       TOTAL FHLMC CERTIFICATES              1,977,292

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (2.78%)
FNMA             4.00%         05/01/10 - 08/01/10                       578,593               577,791
FNMA             4.50%         12/01/09 - 05/01/10                       301,683               305,433
FNMA             5.50%         02/01/09 - 05/01/09                       232,224               237,660
                                                        TOTAL FNMA CERTIFICATES              1,120,884



                                          Principal
                                          Amount                        Value
---------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.96%)
FINANCE-MORTGAGE LOAN/BANKER (1.96%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
  0.94%; 11/03/03                              $791,990              $   791,948
                                  TOTAL COMMERCIAL PAPER                 791,948
                                                                     -----------

                    TOTAL PORTFOLIO INVESTMENTS (99.22%)              40,007,864
CASH AND RECEIVABLES, NET OF LIABILITIES (0.78%)                         313,480
                              TOTAL NET ASSETS (100.00%)             $40,321,344
                                                                     -------------


/1 /Restricted Security - The fund held securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $350,804 or 0.87% of net assets.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      INTERNATIONAL EMERGING MARKETS FUND

                                OCTOBER 31, 2003

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (92.55%)
AGRICULTURAL OPERATIONS (0.49%)
                                                                         $
 Bunge                                                  3,096                83,902
AIRLINES (0.41%)
 Korean Air                                             5,340                71,290
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.69%)
 Ashok Leyland                                         23,574               118,806
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (1.93%)
 Hyundai Mobis                                          8,615               332,662
BREWERY (1.79%)
 Anadolu Efes Biracilik ve Malt Sanayii             8,303,312               101,902
 Companhia de Bebidas das Americas                      9,699               205,619
                                                                            307,521
BROADCASTING SERVICES & PROGRAMMING (0.88%)
 Grupo Televisa                                         3,904               151,280
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.38%)
 Murray & Roberts Holdings                             37,850                65,050
BUILDING PRODUCTS-CEMENT & AGGREGATE (2.76%)
 Anhui Conch Cement                                   180,662               205,887
 Cemex                                                  5,694               136,656
 Sungshin Cement                                        6,080               132,543
                                                                            475,086
BUILDING-RESIDENTIAL & COMMERCIAL (2.51%)
 Corporacion GEO /1/                                   34,312               184,229
 Land & Houses Public                                 732,841               247,985
                                                                            432,214
CASINO HOTELS (0.90%)
 Genting Berhad                                        31,850               155,059
CELLULAR TELECOMMUNICATIONS (2.32%)
 Advanced Info Service Public                          88,016               136,784
 America Movil                                          5,613               133,589
 Taiwan Cellular                                      144,000               129,272
                                                                            399,645
CHEMICALS-FIBERS (0.48%)
 Formosa Chemicals & Fibre                             52,000                82,649
CHEMICALS-PLASTICS (0.90%)
 Formosa Plastics                                     101,460               155,288
COMMERCIAL BANKS (7.84%)
 Akbank                                            29,426,236               137,904
 Banco Santander Chile                                  3,102                73,704
 Bank Rakyat                                          256,323                26,397
 Chinatrust Financial Holding                         111,734               116,092
 Hansabank                                              3,034                69,094
 Komercni Banka                                         1,107                98,854
 Kookmin Bank                                           5,743               209,630
 Krung Thai Bank                                      443,485                98,935
 OTP Bank /1/                                           6,003                73,543
 Public Bank                                          156,600               108,796
 Standard Bank Investment                              29,363               142,280
 Thai Farmers Bank /1/                                 88,856                99,112
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                         $
 Unibanco - Uniao de Bancos Brasileiros                 4,349                96,156
                                                                          1,350,497
COMPUTERS (0.60%)
 Compal Electronics                                    68,000               103,076
COMPUTERS-PERIPHERAL EQUIPMENT (0.35%)
 Ambit Microsystems                                    22,000                60,221
CONSULTING SERVICES (0.46%)
 Linmark Group                                        196,000                78,872
CONTAINERS-PAPER & PLASTIC (0.29%)
 Taiwan Hon Chuan Enterprise                           38,433                50,000
DISTRIBUTION-WHOLESALE (0.46%)
 Esprit Holdings                                       25,268                79,393
DIVERSIFIED FINANCIAL SERVICES (0.89%)
 Shinhan Financial Group                               10,687               153,510
DIVERSIFIED MINERALS (4.45%)
 Anglo American                                        24,917               507,194
 Antofagasta                                            5,846               103,965
 Cia Vale do Rio Doce                                   3,396               155,367
                                                                            766,526
DIVERSIFIED OPERATIONS (1.23%)
 Alfa                                                  74,505               211,803
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.56%)
 Enka Insaat ve Sanayi                              2,750,815                96,455
ELECTRIC PRODUCTS-MISCELLANEOUS (2.61%)
 LG Electronics                                         2,740               141,920
 Moatech                                                9,100                94,960
 Techtronic Industries                                 76,920               211,969
                                                                            448,849
ELECTRIC-GENERATION (0.46%)
 Beijing Datang Power Generation                      123,950                79,407
ELECTRONIC COMPONENTS-MISCELLANEOUS (7.33%)
 AU Optronics                                         138,000               186,031
 Samsung Electronics                                    2,383               946,354
 Samsung SDI                                            1,270               130,917
                                                                          1,263,302
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.98%)
 Malaysian Pacific Industries                          35,995               168,608
ELECTRONIC CONNECTORS (1.32%)
 Hon Hai Precision Industry                            50,740               227,005
FINANCE-CONSUMER LOANS (1.02%)
 African Bank Investments                             146,298               175,048
FINANCE-OTHER SERVICES (1.66%)
 Fubon Financial Holding                              158,000               166,487
 Grupo Financiero BBVA Bancomer /1/                   140,638               119,370
                                                                            285,857
GAS-DISTRIBUTION (1.10%)
 OAO Gazprom                                            7,886               189,264
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GOLD MINING (0.64%)
                                                                         $
 Harmony Gold Mining                                    7,159               110,059
INTERNET INFRASTRUCTURE SOFTWARE (0.60%)
 RADVision /1/                                          9,513               102,836
LIFE & HEALTH INSURANCE (2.06%)
 Cathay Financial Holding                              47,000                77,469
 Cathay Financial Holding                               6,920               115,218
 New Africa Capital                                    95,288                92,593
 Sanlam                                                56,088                69,144
                                                                            354,424
MACHINERY-GENERAL INDUSTRY (0.42%)
 Kaulin Manufacturing                                  45,000                72,848
MEDICAL-DRUGS (0.36%)
 Teva Pharmaceutical Industries                         1,092                62,124
METAL-ALUMINUM (0.51%)
 Hindalco Industries                                    3,637                88,152
METAL-DIVERSIFIED (1.09%)
 MMC Norilsk Nickel                                     3,634               187,078
MONEY CENTER BANKS (2.02%)
 ICICI Bank                                             9,544               121,209
 State Bank of India /2/                                7,490               226,572
                                                                            347,781
OIL COMPANY-EXPLORATION & PRODUCTION (0.29%)
 PTT Public                                            20,806                49,544
OIL COMPANY-INTEGRATED (4.18%)
 LUKOIL                                                 1,760               143,792
 PetroChina                                           215,289                78,318
 Petroleo Brasileiro                                   14,736               346,296
 YUKOS                                                  3,270               150,747
                                                                            719,153
OIL REFINING & MARKETING (0.24%)
 Hindustan Petroleum                                    5,678                41,244
PETROCHEMICALS (2.23%)
 LG Chemical                                            4,120               165,357
 Reliance Industries                                    9,236               219,355
                                                                            384,712
PHOTO EQUIPMENT & SUPPLIES (0.56%)
 Largan Precision                                       9,000                96,159
PLATINUM (1.57%)
 Impala Platinum Holdings                               2,944               270,489
POWER CONVERTER & SUPPLY EQUIPMENT (0.72%)
 Bharat Heavy Electricals                              11,710               124,412
PROPERTY & CASUALTY INSURANCE (0.60%)
 Samsung Fire & Marine Insurance                        1,814               103,613
REAL ESTATE OPERATOR & DEVELOPER (1.08%)
 Consorcio ARA /1/                                     68,252               185,946
RETAIL-APPAREL & SHOE (1.03%)
 Edgars Consolidated Stores                            12,092               177,829
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPLIANCES (0.47%)
                                                                         $
 Courts Mammoth                                        95,948                80,798
RETAIL-DISCOUNT (0.78%)
 Lojas Americanas                                  18,642,269               134,528
RETAIL-HYPERMARKETS (0.47%)
 Pick'n Pay Stores                                     37,425                80,875
RETAIL-MAJOR DEPARTMENT STORE (1.53%)
 Ramayana Lestari Sentosa                             147,527                81,607
 Shinsegae Department Store                               911               182,816
                                                                            264,423
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (3.61%)
 Taiwan Semiconductor Manufacturing /1/               220,046               433,939
 United Microelectronics /1/                          117,000               107,099
 Winbond Electronics /1/                              162,000                81,060
                                                                            622,098
SEMICONDUCTOR EQUIPMENT (0.83%)
 Advanced Semiconductor Engineering /1/               153,600               142,411
SHIP BUILDING (0.84%)
 Daewoo Shipbuilding & Marine Engineering              10,806               145,176
STEEL PRODUCERS (2.67%)
 China Steel                                          122,365                98,684
 POSCO                                                  6,581               190,718
 Tata Iron & Steel                                     21,545               170,406
                                                                            459,808
TELECOMMUNICATION SERVICES (3.27%)
 China Telecom                                        248,443                82,380
 Indonesian Satellite                                 100,005               140,653
 SK Telecom                                             5,345               104,762
 Telekomunikasi Indonesia                             334,222               236,019
                                                                            563,814
TELEPHONE-INTEGRATED (3.11%)
 Brasil Telecom Participacoes                           1,124                41,048
 KT                                                    10,513               207,211
 Philippine Long Distance Telephone /1/                13,047               180,439
 Telkom /1/                                            13,717               106,434
                                                                            535,132
TOBACCO (1.82%)
 Gudang Garam                                         104,255               161,355
 Philip Morris                                            128                66,487
 Souza Cruz                                             9,498                85,891
                                                                            313,733
TRANSPORT-MARINE (2.90%)
 China Shipping Development                           309,640               203,351
 Evergreen Marine                                     156,480               137,251
 Malaysia International Shipping                       54,834               158,730
                                                                            499,332
                                         TOTAL COMMON STOCKS             15,938,676

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
PREFERRED STOCKS (3.51%)
BREWERY (0.57%)
                                                                         $
 Quilmes Industrial                                     6,417                98,822
COMMERCIAL BANKS (0.72%)
 Banco Itau Holding Financeira                      1,515,724               124,175
STEEL-SPECIALTY (0.70%)
 Gerdau                                                 8,272               120,367
TELEPHONE-INTEGRATED (1.11%)
 Tele Norte Leste Participacoes /3/                 9,340,975               190,532
TEXTILE-PRODUCTS (0.41%)
 Cia de Tecidos do Norte de Minas -
  Coteminas                                         1,031,681                70,133
                                      TOTAL PREFERRED STOCKS                604,029


                                                 Principal
                                                   Amount                 Value
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.57%)
FINANCE-MORTGAGE LOAN/BANKER (3.57%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
  0.94%; 11/03/03                                $615,829              $615,797
                                    TOTAL COMMERCIAL PAPER             615,797


                      TOTAL PORTFOLIO INVESTMENTS (99.63%)             17,158,502
CASH AND RECEIVABLES, NET OF LIABILITIES (0.37%)                       63,192
                                TOTAL NET ASSETS (100.00%)             $17,221,694
                                                                       -------------


/1 /Non-income producing security.
/2 /Restricted Security - The fund held securities which were purchased in private placement transactions and may require registration, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $226,572 or 1.32% of net assets.
/3 /Affiliated security.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                          $
 Argentina                     98,822              0.58%
 Brazil                     1,654,015              9.64
 Chile                         73,704              0.43
 China                        281,669              1.64
 Czech Republic               165,341              0.96
 Hong Kong                    737,909              4.30
 Hungary                       73,542              0.43
 India                      1,110,158              6.47
 Indonesia                    646,031              3.76
 Israel                       164,959              0.96
 Korea                      3,313,438             19.31
 Malaysia                     671,991              3.92
 Mexico                     1,122,874              6.54
 Philippines                  180,438              1.05
 Russia                       670,881              3.91
 South Africa               1,289,801              7.52
 Spain                         69,094              0.40
 Taiwan                     2,638,257             15.38
 Thailand                     632,361              3.69
 Turkey                       336,261              1.96
 United Kingdom               611,159              3.56
 United States                615,797              3.59
             TOTAL        $17,158,502            100.00%
                          -------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              INTERNATIONAL FUND I

                                OCTOBER 31, 2003

                                                      Shares
                                                       Held                 Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (98.86%)
ADVERTISING SERVICES (0.98%)
                                                                          $
 Aegis Group                                           243,900               412,851
 WPP Group                                              14,700               140,192
                                                                             553,043
APPLIANCES (0.47%)
 Fisher & Paykel Appliances Holdings                     6,650                60,188
 Merloni Elettrodomestici                                6,396               107,813
 Noritz                                                  7,002                95,538
                                                                             263,539
ATHLETIC FOOTWEAR (0.30%)
 Puma                                                    1,158               167,195
AUDIO & VIDEO PRODUCTS (0.36%)
 Matsushita Electric Industrial                         15,300               201,662
AUTO-CARS & LIGHT TRUCKS (2.75%)
 Bayerische Motoren Werke                                9,881               396,290
 Honda Motor                                             8,595               339,312
 Hyundai Motor                                           5,300               176,667
 Nissan Motor                                           57,084               639,719
                                                                           1,551,988
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.15%)
 Exedy                                                   7,420                84,031
BEVERAGES-WINE & SPIRITS (0.61%)
 Davide Campari                                          2,361               101,552
 Pernod-Ricard                                           2,500               241,219
                                                                             342,771
BREWERY (0.46%)
 Molson                                                 10,100               260,843
BROADCASTING SERVICES & PROGRAMMING (0.38%)
 Grupo Televisa                                          5,550               215,063
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (1.08%)
 CRH                                                    16,200               289,079
 Fletcher Building                                      30,171                81,384
 Geberit                                                   350               144,157
 Kingspan Group                                         21,838                95,200
                                                                             609,820
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.23%)
 Italcementi                                            10,708               128,837
BUILDING-HEAVY CONSTRUCTION (0.59%)
 Vinci                                                   4,626               335,301
CELLULAR TELECOMMUNICATIONS (3.81%)
 America Movil                                          10,360               246,568
 mm02 /1/                                              222,000               241,103
 NTT DoCoMo                                                 84               181,853
 Vodafone Group                                        706,776             1,484,209
                                                                           2,153,733
CHEMICALS-DIVERSIFIED (2.42%)
 Akzo Nobel                                              6,669               210,874
 Asahi Kasei                                           119,300               568,638
 BASF                                                    6,660               305,819
 Celanese                                                3,351               114,918
                                                      Shares
                                                       Held                 Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
                                                                          $
 Mitsubishi Gas Chemical                                58,732               166,149
                                                                           1,366,398
CHEMICALS-FIBERS (0.51%)
 Formosa Chemicals & Fibre                             180,000               286,093
COMMERCIAL BANKS (4.94%)
 Anglo Irish Bank                                       18,758               225,258
 Banco Santander Central Hispano                        55,800               535,157
 Bank of Kyoto                                          15,248                80,585
 Bank of Nova Scotia                                     7,050               350,187
 BOC Hong Kong                                         126,000               218,229
 Chinatrust Financial Holding                          668,510               694,581
 Jyske Bank /1/                                          2,210               106,447
 Kookmin Bank                                            6,200               226,312
 National Bank of Canada                                11,429               354,736
                                                                           2,791,492
COMMERCIAL SERVICES (0.62%)
 Societe Generale de Surveillance Holding                  300               169,394
 TIS                                                     5,205               183,229
                                                                             352,623
COMPUTER SERVICES (0.30%)
 Indra Sistemas                                          8,959               100,816
 Misys                                                  13,182                67,107
                                                                             167,923
COMPUTERS-INTEGRATED SYSTEMS (0.66%)
 Fujitsu /1/                                            59,287               371,572
COOPERATIVE BANKS (0.83%)
 Banco Popolare di Verona e Novara                      30,500               471,568
COSMETICS & TOILETRIES (0.61%)
 Kao                                                    16,800               345,368
DISTRIBUTION-WHOLESALE (1.30%)
 Esprit Holdings                                        53,918               169,411
 Inchcape                                                7,152               165,786
 Wolseley                                               32,785               401,403
                                                                             736,600
DIVERSIFIED MANUFACTURING OPERATIONS (1.16%)
 Siemens                                                 9,720               653,111
DIVERSIFIED MINERALS (1.26%)
 BHP Billiton                                           57,527               452,959
 Cia Vale do Rio Doce                                    5,640               258,030
                                                                             710,989
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.63%)
 Jarvis                                                 13,982                57,538
 Rentokil Initial                                       78,840               299,684
                                                                             357,222
ELECTRIC PRODUCTS-MISCELLANEOUS (0.71%)
 Sharp                                                  25,547               402,255
ELECTRIC-INTEGRATED (2.61%)
 E.ON                                                    7,011               352,907
 Endesa                                                 17,851               283,262
 Iberdrola                                              27,223               454,131
                                                      Shares
                                                       Held                 Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                                          $
 Korea Electric Power                                   12,140               234,389
 Scottish Power                                         24,865               147,892
                                                                           1,472,581
ELECTRIC-TRANSMISSION (0.08%)
 Red Electrica de Espana                                 3,530                47,602
ELECTRONIC COMPONENTS-MISCELLANEOUS (2.28%)
 Koninklijke Philips Electronics                        16,640               448,587
 Murata Manufacturing                                    3,700               210,352
 Samsung Electronics                                     1,590               631,432
                                                                           1,290,371
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.00%)
 Infineon Technologies /1/                              38,200               563,975
ELECTRONIC CONNECTORS (0.54%)
 Hon Hai Precision Industry                             68,000               304,224
ELECTRONIC MEASUREMENT INSTRUMENTS (0.07%)
 Techem /1/                                              2,324                40,795
ELECTRONIC SECURITY DEVICES (0.08%)
 Gunnebo                                                 2,120                46,880
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.17%)
 Downer EDI                                            153,782                96,022
ENTERPRISE SOFTWARE & SERVICE (0.14%)
 Business Objects /1/                                    2,459                80,612
FINANCE-CONSUMER LOANS (0.25%)
 Cattles                                                25,648               138,840
FINANCE-INVESTMENT BANKER & BROKER (1.31%)
 ICAP                                                    8,278               193,660
 Nomura Securities                                      31,700               544,409
                                                                             738,069
FINANCE-LEASING COMPANY (0.17%)
 Sumisho Lease                                           3,055                93,927
FINANCE-OTHER SERVICES (0.36%)
 Grupo Financiero BBVA Bancomer /1/                    240,500               204,130
FISHERIES (0.10%)
 Maruha                                                 42,809                58,410
FOOD-FLOUR & GRAIN (0.12%)
 Nisshin Seifun Group                                    8,131                66,640
FOOD-MISCELLANEOUS/DIVERSIFIED (1.29%)
 Bonduelle                                                 418                33,140
 COFCO International                                   247,767               153,145
 IAWS Group                                              3,480                37,219
 Nestle                                                    997               219,506
 Unilever                                                4,902               284,758
                                                                             727,768
FOOD-RETAIL (1.08%)
 Colruyt                                                 1,160               105,183
 Tesco                                                 126,500               507,144
                                                                             612,327
                                                      Shares
                                                       Held                 Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-WHOLESALE & DISTRIBUTION (0.10%)
                                                                          $
 Metcash Trading                                        35,052                57,701
GAS-DISTRIBUTION (1.40%)
 Centrica                                              120,309               377,182
 Toho Gas                                               11,776                34,492
 Tokyo Gas                                             110,000               377,223
                                                                             788,897
GOLD MINING (0.49%)
 Placer Dome                                            17,800               274,823
IMPORT & EXPORT (0.94%)
 Mitsubishi                                             51,425               533,733
INTERNET CONNECTIVE SERVICES (0.41%)
 Hanaro Telecom                                         73,821               232,659
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.40%)
 Schroders                                              17,800               226,316
LEISURE & RECREATION PRODUCTS (0.24%)
 Daiichikosho                                            1,814                96,529
 Trigano                                                   895                38,454
                                                                             134,983
LEISURE & RECREATION-GAMES (0.26%)
 Namco                                                   5,380               148,282
LIFE & HEALTH INSURANCE (1.20%)
 Cathay Financial Holding                              253,000               417,012
 Power Corporation of Canada                             7,890               259,259
                                                                             676,271
MACHINERY TOOLS & RELATED PRODUCTS (0.08%)
 ASM Pacific Technology                                 11,891                44,482
MACHINERY-CONSTRUCTION & MINING (1.00%)
 Atlas Copco                                            10,341               363,221
 Komatsu                                                37,000               200,255
                                                                             563,476
MACHINERY-GENERAL INDUSTRY (0.96%)
 Makino Milling Machine                                 14,544                76,997
 MAN                                                     9,000               247,438
 Sumitomo Heavy Industries /1/                          97,848               216,283
                                                                             540,718
MEDICAL INFORMATION SYSTEM (0.16%)
 iSoft Group                                            15,783                90,971
MEDICAL INSTRUMENTS (0.35%)
 Getinge                                                 4,029               147,455
 Radiometer                                                816                49,321
                                                                             196,776
MEDICAL-DRUGS (5.75%)
 AstraZeneca                                             6,300               296,455
 Galen Holdings                                         12,318               157,609
 GlaxoSmithKline                                        43,050               921,938
 Kissei Pharmaceutical                                   5,159                81,936
 Novartis                                               14,611               556,932
 Novo Nordisk                                            7,620               274,077
 QLT                                                     8,400               129,780
 Roche Holding                                           2,620               216,805
                                                      Shares
                                                       Held                 Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                          $
 Takeda Chemical Industries                              5,117               181,063
 Teva Pharmaceutical Industries                          3,450               196,270
 Yamanouchi Pharmaceutical                               9,293               233,308
                                                                           3,246,173
METAL-DIVERSIFIED (0.27%)
 Mitsui Mining & Smelting                               38,180               152,810
MISCELLANEOUS INVESTING (0.12%)
 Japan Retail Fund Investment                               12                70,187
MONEY CENTER BANKS (7.86%)
 ABN AMRO Holding                                       23,790               499,189
 Barclays                                               96,050               810,885
 BNP Paribas                                            15,353               806,723
 Credit Suisse Group                                    23,368               823,353
 Mitsubishi Tokyo Financial Group                           32               229,954
 Royal Bank of Scotland                                 32,095               861,070
 UniCredito Italiano                                    83,100               409,600
                                                                           4,440,774
MORTGAGE BANKS (0.51%)
 DEPFA Bank                                              2,570               288,306
MULTI-LINE INSURANCE (2.10%)
 AXA                                                    23,723               449,521
 ING Groep                                               9,660               200,564
 Riunione Adriatica di Sicurta                          13,628               212,924
 Zurich Financial Services                               2,526               323,470
                                                                           1,186,479
MULTIMEDIA (2.74%)
 Lagardere                                               4,600               231,386
 News                                                   19,333               689,221
 Vivendi Universal /1/                                  29,750               624,940
                                                                           1,545,547
NON-HOTEL GAMBLING (0.30%)
 William Hill                                           29,633               170,469
OFFICE AUTOMATION & EQUIPMENT (1.21%)
 Canon                                                  14,175               685,960
OIL COMPANY-EXPLORATION & PRODUCTION (0.77%)
 Canadian Natural Resources                              8,353               354,831
 Talisman Energy                                         1,700                83,049
                                                                             437,880
OIL COMPANY-INTEGRATED (4.96%)
 BP Amoco                                               74,470               516,545
 ENI                                                    44,226               702,298
 Repsol YPF                                             44,700               779,456
 TotalFinaElf                                            5,168               803,243
                                                                           2,801,542
OIL REFINING & MARKETING (0.54%)
 Statoil                                                32,484               305,454
OIL-FIELD SERVICES (0.11%)
 Saipem                                                  8,800                64,040
PAPER & RELATED PRODUCTS (0.21%)
 Mayr-Melnhof Karton                                       940                93,933
                                                      Shares
                                                       Held                 Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
                                                                          $
 Rottneros                                              24,333                26,670
                                                                             120,603
PHOTO EQUIPMENT & SUPPLIES (0.38%)
 Fuji Photo Film                                         7,300               215,145
PRINTING-COMMERCIAL (0.39%)
 Dai Nippon Printing                                    14,189               219,156
PROPERTY & CASUALTY INSURANCE (1.85%)
 Mitsui Sumitomo Insurance                              77,210               636,306
 Promina Group                                          30,277                71,324
 QBE Insurance Group                                    46,200               337,646
                                                                           1,045,276
PROTECTION-SAFETY (0.13%)
 Kidde                                                  42,279                72,283
PUBLIC THOROUGHFARES (0.16%)
 Autostrada Torino                                       7,339                93,250
PUBLICLY TRADED INVESTMENT FUND (1.19%)
 iShares MSCI Emerging Markets Index Fund /1/            4,515               670,071
PUBLISHING-BOOKS (0.06%)
 Bloomsbury Publishing                                   7,956                35,372
PUBLISHING-PERIODICALS (0.15%)
 Emap                                                    6,175                83,882
REAL ESTATE MANAGEMENT & SERVICES (0.30%)
 Unibail                                                 2,150               169,583
REAL ESTATE OPERATOR & DEVELOPER (1.11%)
 Inmobiliaria Urbis                                      7,527                63,001
 Keppel Land                                           109,050               106,485
 Mitsui Fudosan                                         45,254               421,111
 NHP                                                    16,184                36,389
                                                                             626,986
RETAIL-APPAREL & SHOE (0.49%)
 Cortefiel                                               7,440                54,662
 Next                                                   11,189               224,048
                                                                             278,710
RETAIL-BUILDING PRODUCTS (0.50%)
 Kingfisher                                             58,676               281,535
RETAIL-CATALOG SHOPPING (0.65%)
 GUS                                                    30,100               367,635
RETAIL-MAJOR DEPARTMENT STORE (0.53%)
 Metro                                                   7,387               299,700
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.29%)
 Ryohin Keikaku                                          5,123               164,499
RETAIL-SPORTING GOODS (0.07%)
 Xebio                                                   1,848                36,898
RUBBER & VINYL (0.16%)
 Zeon                                                    9,850                89,598
                                                      Shares
                                                       Held                 Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RUBBER-TIRES (0.35%)
                                                                          $
 Continental                                             5,852               199,326
SATELLITE TELECOM (0.22%)
 PT Multimedia Servicos de Telecomunicacoes e
  Multimedia /1/                                         7,241               124,076
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.65%)
 Taiwan Semiconductor Manufacturing /1/                187,160               369,087
 United Microelectronics /1/                         1,234,000             1,129,577
                                                                           1,498,664
SEMICONDUCTOR EQUIPMENT (0.10%)
 SEZ Holding /1/                                         1,722                56,740
SOAP & CLEANING PRODUCTS (0.95%)
 Mcbride                                                33,500                62,533
 Reckitt Benckiser                                      22,700               476,887
                                                                             539,420
STEEL PRODUCERS (1.57%)
 BHP Steel                                              21,163                81,388
 JFE Holdings                                           21,706               554,817
 Pohang Iron & Steel                                     2,150               250,697
                                                                             886,902
TELECOMMUNICATION EQUIPMENT (1.32%)
 TANDBERG /1/                                           20,000               140,836
 TANDBERG Television /1/                                25,888                97,372
 Telefonaktiebolaget LM Ericsson /1/                   295,071               506,862
                                                                             745,070
TELECOMMUNICATION SERVICES (2.80%)
 Allstream /1/                                           5,781               290,495
 Cable & Wireless                                      234,926               543,171
 e.Biscom /1/                                           13,250               616,125
 Equant                                                 15,000               132,525
                                                                           1,582,316
TELEPHONE-INTEGRATED (2.32%)
 Deutsche Telekom /1/                                   44,440               697,430
 Nippon Telegraph & Telephone                               52               232,247
 Royal KPN /1/                                          33,034               251,149
 VersaTel Telecom International /1/                     56,854               130,864
                                                                           1,311,690
TELEVISION (0.45%)
 Fuji Television Network                                    45               239,460
 Modern Times Group /1/                                    864                16,226
                                                                             255,686
TOYS (0.19%)
 Bandai                                                  2,310                61,356
 Zapf Creation                                           1,514                46,905
                                                                             108,261
TRANSPORT-MARINE (0.72%)
 Kawasaki Kisen Kaisha                                  45,800               183,725
 Nippon Yusen Kabushiki Kaisha                          52,000               221,367
                                                                             405,092
TRANSPORT-RAIL (0.24%)
 East Japan Railway                                         30               135,899
                                                      Shares
                                                       Held                 Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-TRUCK (0.08%)
                                                                          $
 Seino Transportation                                    6,555                46,210
WATER (0.12%)
 Kelda Group                                             9,268                69,869
WIRE & CABLE PRODUCTS (0.79%)
 Fujikura                                               74,342               446,992
WIRELESS EQUIPMENT (0.37%)
 Hitachi Kokusai Electric                               20,034               135,583
 Uniden                                                  3,805                72,338
                                                                             207,921
                                          TOTAL COMMON STOCKS             55,860,238



                                                   Principal
                                                     Amount                 Value
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.32%)
FINANCE-MORTGAGE LOAN/BANKER (1.32%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank                           10,000,000
  0.94%; 11/03/03                                  $742,337              $742,298
                                      TOTAL COMMERCIAL PAPER             742,298


                       TOTAL PORTFOLIO INVESTMENTS (100.18%)             56,602,536
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.18%)                        (99,351)
                                  TOTAL NET ASSETS (100.00%)             $56,503,185
                                                                         -------------



/1 /Non-income producing security.


                 INVESTMENTS BY COUNTRY
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
                          $
 Australia                  1,275,602              2.25%
 Austria                      151,634              0.27
 Belgium                      105,183              0.19
 Bermuda                      153,145              0.27
 Brazil                       258,030              0.46
 Canada                     2,358,002              4.17
 Denmark                      429,845              0.76
 France                     3,814,123              6.74
 Germany                    4,085,810              7.22
 Hong Kong                    432,122              0.76
 Ireland                      935,061              1.65
 Israel                       196,271              0.35
 Italy                      2,908,007              5.14
 Japan                     12,065,365             21.32
 Korea                      1,752,156              3.09
 Mexico                       665,761              1.18
 Netherlands                2,158,509              3.81
 New Zealand                  141,573              0.25
 Norway                       543,662              0.96
 Portugal                     124,076              0.22
 Singapore                    106,485              0.19
 Spain                      2,318,086              4.09
 Sweden                     1,107,314              1.96
 Switzerland                2,510,358              4.43
 Taiwan                     3,200,575              5.65
 United Kingdom            11,393,412             20.13
 United States              1,412,369              2.49
             TOTAL        $56,602,536            100.00%
                          -------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             INTERNATIONAL FUND II

                                OCTOBER 31, 2003

                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (98.61%)
APPAREL MANUFACTURERS (1.05%)
                                                                             $
 Onward Kashiyama                                         207,000              2,323,537
APPLICATIONS SOFTWARE (0.32%)
 Sage Group                                               225,206                711,779
AUDIO & VIDEO PRODUCTS (0.48%)
 Pioneer                                                   42,800              1,066,739
AUTO-CARS & LIGHT TRUCKS (2.29%)
 Honda Motor                                               38,100              1,504,107
 Renault                                                   15,000                992,194
 Toyota Motor                                              89,900              2,559,576
                                                                               5,055,877
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.37%)
 Hino Motors                                              144,000                822,595
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.96%)
 Koyo Seiko                                               207,000              2,108,883
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.87%)
 Hyundai Mobis                                             49,710              1,919,516
BEVERAGES-NON-ALCOHOLIC (0.35%)
 Cott /1/                                                  29,500                768,359
BEVERAGES-WINE & SPIRITS (1.04%)
 Pernod-Ricard                                             23,900              2,306,051
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.44%)
 Fletcher Building                                        364,041                981,977
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.43%)
 Obayashi                                                 209,000                952,463
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.42%)
 Italcementi                                               76,600                921,642
BUILDING-HEAVY CONSTRUCTION (0.77%)
 Actividades de Construccion y Servicios                   17,700                745,272
 Vinci                                                     13,200                956,761
                                                                               1,702,033
BUILDING-RESIDENTIAL & COMMERCIAL (0.58%)
 George Wimpey                                             85,878                474,353
 Persimmon                                                  1,037                  8,139
 Taylor Woodrow                                           208,800                792,798
                                                                               1,275,290
CABLE TV (1.28%)
 British Sky Broadcasting /1/                             146,800              1,594,319
 Rogers Communications                                     37,000                582,489
 Shaw Communications                                       46,200                646,705
                                                                               2,823,513
CELLULAR TELECOMMUNICATIONS (4.43%)
 NTT DoCoMo                                                 1,740              3,766,954
 Vodafone Group /2/                                     2,861,561              6,009,208
                                                                               9,776,162
CHEMICALS-DIVERSIFIED (0.95%)
 BASF                                                      45,800              2,103,079
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (3.91%)
                                                                             $
 Alpha Bank                                                42,270                955,260
 Banco Santander Central Hispano                          113,990              1,093,235
 Bank of Nova Scotia                                       17,500                869,575
 IntesaBci                                                412,800              1,391,652
 Svenska Handelsbanken                                     43,350                764,099
 Sydbank                                                    6,967                789,903
 Westpac Banking                                          240,990              2,761,561
                                                                               8,625,285
COMMERCIAL SERVICES (1.45%)
 Societe Generale de Surveillance Holding                   5,683              3,208,883
COMPUTER SERVICES (0.70%)
 Misys                                                    139,346                709,390
 WM-data /1/                                              431,900                841,559
                                                                               1,550,949
COSMETICS & TOILETRIES (0.73%)
 Kao                                                       78,000              1,603,493
DIAMONDS & PRECIOUS STONES (0.49%)
 Aber Diamond /1/                                          34,105              1,077,708
DISTRIBUTION-WHOLESALE (1.84%)
 Esprit Holdings                                          582,300              1,829,599
 Li & Fung                                                524,280                881,035
 Wolseley                                                 110,259              1,349,956
                                                                               4,060,590
DIVERSIFIED MANUFACTURING OPERATIONS (0.95%)
 Siemens                                                   31,334              2,105,410
DIVERSIFIED MINERALS (0.78%)
 BHP Billiton                                             205,794              1,711,368
ELECTRIC PRODUCTS-MISCELLANEOUS (0.73%)
 Sharp                                                    103,000              1,621,804
ELECTRIC-INTEGRATED (1.88%)
 E.ON                                                      47,930              2,412,616
 Endesa                                                    46,290                734,536
 Iberdrola                                                 60,412              1,007,785
                                                                               4,154,937
ELECTRONIC COMPONENTS-MISCELLANEOUS (2.01%)
 Koninklijke Philips Electronics                           65,000              1,752,294
 Omron                                                    123,000              2,696,412
                                                                               4,448,706
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.87%)
 ATI Technologies /1/                                      72,844              1,043,432
 Sanken Electric                                           79,000                875,981
                                                                               1,919,413
ELECTRONIC MEASUREMENT INSTRUMENTS (0.54%)
 Keyence                                                    5,400              1,187,720
ENTERPRISE SOFTWARE & SERVICE (0.72%)
 SAP                                                       11,000              1,594,601
FINANCE-INVESTMENT BANKER & BROKER (2.34%)
 Macquarie Bank                                            62,300              1,540,101
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
                                                                             $
 Nomura Securities                                        211,000              3,623,669
                                                                               5,163,770
FINANCE-OTHER SERVICES (1.11%)
 Man Group                                                 49,700              1,222,063
 OM                                                       118,710              1,217,406
                                                                               2,439,469
FOOD-DAIRY PRODUCTS (0.72%)
 Meiji Dairies                                            427,000              1,600,255
FOOD-MISCELLANEOUS/DIVERSIFIED (0.74%)
 Nestle                                                     7,390              1,627,034
FOOD-RETAIL (3.07%)
 Carrefour                                                 27,035              1,419,297
 Colruyt                                                   10,650                965,689
 Delhaize Group                                            27,400              1,301,174
 Tesco                                                    524,720              2,103,626
 Woolworths                                               124,300                980,751
                                                                               6,770,537
FOOD-WHOLESALE & DISTRIBUTION (0.35%)
 Sligro Food Group                                         29,048                776,671
GAS-DISTRIBUTION (0.40%)
 Tokyo Gas                                                259,000                888,188
INDUSTRIAL GASES (0.40%)
 L'Air Liquide /1/                                          5,900                874,491
INTERNET INVESTMENT (0.27%)
 United Internet                                           28,800                604,314
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.31%)
 CI Fund Management                                        61,800                691,590
LIFE & HEALTH INSURANCE (0.53%)
 Manulife Financial /1/                                    14,896                452,062
 Power Financial                                           20,900                719,738
                                                                               1,171,800
MEDICAL INSTRUMENTS (0.96%)
 Getinge                                                   57,955              2,121,070
MEDICAL PRODUCTS (0.42%)
 Synthes-Stratec                                            1,000                918,111
MEDICAL-BIOMEDICAL/GENE (0.30%)
 Novozymes                                                 20,700                666,849
MEDICAL-DRUGS (9.23%)
 Altana                                                    29,569              1,863,069
 AstraZeneca                                               94,900              4,465,654
 GlaxoSmithKline                                          361,195              7,735,175
 Kissei Pharmaceutical                                     66,000              1,048,219
 Novartis                                                  73,984              2,820,074
 Novo Nordisk                                              25,000                899,203
 Roche Holding                                             18,785              1,554,456
                                                                              20,385,850
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.70%)
 Alliance UniChem                                         169,100              1,538,075
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (0.28%)
                                                                             $
 CapitaMall Trust                                         835,000                613,918
MONEY CENTER BANKS (10.76%)
 ABN AMRO Holding                                          94,013              1,972,687
 BNP Paribas                                               51,374              2,699,447
 Credit Suisse Group                                       81,800              2,882,158
 HBOS                                                     258,830              3,008,668
 HSBC Holdings                                            134,611              2,022,731
 Mitsubishi Tokyo Financial Group                             166              1,192,887
 Mizuho Financial Group                                       809              1,979,542
 Royal Bank of Scotland                                   117,956              3,164,615
 UBS                                                       61,002              3,745,957
 UniCredito Italiano                                      223,200              1,100,153
                                                                              23,768,845
MULTI-LINE INSURANCE (1.30%)
 Corporacion Mapfre                                        55,700                694,134
 Topdanmark /1/                                            43,600              2,168,221
                                                                               2,862,355
NON-HOTEL GAMBLING (0.42%)
 William Hill                                             160,223                921,709
OFFICE AUTOMATION & EQUIPMENT (2.37%)
 Canon                                                     84,000              4,064,947
 Ricoh                                                     61,000              1,156,911
                                                                               5,221,858
OIL COMPANY-EXPLORATION & PRODUCTION (1.10%)
 Bonavista Energy Trust /1/                                42,654                554,999
 Det Norske Oljeselskap                                   173,000                636,025
 Nexen                                                     21,469                602,510
 NuVista Energy                                                90                    474
 Penn West Petroleum /1/                                   18,797                640,186
                                                                               2,434,194
OIL COMPANY-INTEGRATED (5.26%)
 BG Group                                                 237,269              1,085,098
 BP Amoco                                                 429,557              2,979,529
 Compania Espanola de Petroleos                            69,100              2,229,123
 Petro-Canada                                              18,900                761,850
 Repsol YPF                                                34,200                596,363
 Royal Dutch Petroleum                                     28,030              1,243,765
 Shell Transport & Trading                                258,348              1,611,133
 TotalFinaElf                                               7,109              1,104,925
                                                                              11,611,786
OIL REFINING & MARKETING (0.51%)
 Statoil                                                  119,805              1,126,552
PAPER & RELATED PRODUCTS (0.49%)
 Mayr-Melnhof Karton                                       10,800              1,079,228
PROPERTY & CASUALTY INSURANCE (0.41%)
 QBE Insurance Group                                      122,780                897,321
PUBLIC THOROUGHFARES (0.78%)
 Autostrada Torino                                        135,300              1,719,139
PUBLICLY TRADED INVESTMENT FUND (3.44%)
 iShares MSCI EAFE Index Fund                              61,000              7,600,600
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PUBLISHING-PERIODICALS (0.24%)
                                                                             $
 Eniro                                                     66,990                536,720
REAL ESTATE OPERATOR & DEVELOPER (0.69%)
 Cheung Kong                                              109,000                908,836
 Vallehermoso                                              45,880                611,225
                                                                               1,520,061
RETAIL-APPAREL & SHOE (0.50%)
 Debenhams                                                140,284              1,110,526
RETAIL-CATALOG SHOPPING (0.34%)
 GUS                                                       61,100                746,263
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.43%)
 Aeon                                                      28,800                950,962
RETAIL-PUBS (0.72%)
 Enterprise Inns                                          111,300              1,596,900
SATELLITE TELECOM (0.55%)
 PT Multimedia Servicos de Telecomunicacoes e
  Multimedia /1/                                           70,886              1,214,649
SOAP & CLEANING PRODUCTS (0.41%)
 Reckitt Benckiser                                         43,500                913,859
STEEL PRODUCERS (1.68%)
 BHP Steel                                                963,017              3,703,533
TELECOMMUNICATION EQUIPMENT (1.70%)
 Nokia                                                    165,605              2,812,656
 Nortel Networks /1/                                      209,960                934,322
                                                                               3,746,978
TELECOMMUNICATION SERVICES (1.13%)
 Singapore Telecommunications                           1,672,000              1,651,880
 Telecom Corporation of New Zealand                       281,000                835,676
                                                                               2,487,556
TELEPHONE-INTEGRATED (3.25%)
 Deutsche Telekom /1/                                      86,700              1,360,648
 France Telecom /1/                                        37,500                907,622
 KDDI                                                          85                461,591
 Nippon Telegraph & Telephone                                 449              2,005,358
 Royal KPN /1/                                            121,900                926,775
 Telefonica /1/                                           120,950              1,504,467
                                                                               7,166,461
TELEVISION (0.01%)
 Antena 3 Television                                          409                 13,366
TOBACCO (0.79%)
 Imperial Tobacco Group                                   105,948              1,754,735
TRANSPORT-MARINE (2.00%)
 Frontline                                                 39,670                774,098
 Mitsui O.S.K. Lines                                      206,000                837,604
 Nippon Yusen Kabushiki Kaisha                            356,000              1,515,514
 Orient Overseas International                            526,000              1,293,714
                                                                               4,420,930
WEB PORTALS (0.30%)
 Wanadoo /1/                                               89,700                667,368
                                                         Shares
                                                          Held                  Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRE & CABLE PRODUCTS (0.27%)
                                                                             $
 Sumitomo Electric Industries                              70,000                601,719
                                             TOTAL COMMON STOCKS             217,738,527

                                                       Principal
                                                         Amount                 Value
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.11%)
FINANCE-MORTGAGE LOAN/BANKER (1.11%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank
                                                       $                     $
  0.94%; 11/03/03                                       2,455,000              2,454,872
                                          TOTAL COMMERCIAL PAPER               2,454,872



                            SCHEDULE OF INVESTMENTS
                             INTERNATIONAL FUND II

                                OCTOBER 31, 2003


                                                Principal Amount
                                                                              Value
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (4.99%)
 Credit Suisse First Boston; 1.04%, 11/03/03
  (collateralized by GNMAs; $11,246,362;
  05/15/18 - 10/15/43) /3/                         $11,025,764            $ 11,025,764
                                  TOTAL REPURCHASE AGREEMENTS               11,025,764
                                                                          ------------

                        TOTAL PORTFOLIO INVESTMENTS (104.71%)              231,219,164
LIABILITIES, NET OF CASH AND RECEIVABLES (-4.71%)                          (10,404,866)
                                   TOTAL NET ASSETS (100.00%)             $220,814,298
                                                                          ---------------


/1 /Non-income producing security.
/2 /Affiliated security.
/3 /Security was purchased with the cash proceeds from securities loans.


                 INVESTMENTS BY COUNTRY
 Country                     Value             Percentage of
                                                Total Value
----------------------------------------------------------------
                          $
 Australia                  11,594,635              5.01%
 Austria                     1,079,228              0.47
 Belgium                     2,266,863              0.98
 Canada                      9,411,677              4.07
 Denmark                     4,524,177              1.96
 Finland                     2,812,656              1.22
 France                     11,928,155              5.16
 Germany                    12,043,737              5.21
 Greece                        955,260              0.41
 Hong Kong                   4,913,185              2.12
 Italy                       5,132,585              2.22
 Japan                      45,017,629             19.47
 Korea                       1,919,516              0.83
 Netherlands                 6,672,192              2.89
 New Zealand                 1,817,654              0.79
 Norway                      2,536,675              1.10
 Portugal                    1,214,649              0.52
 Singapore                   2,265,797              0.98
 Spain                       9,229,504              3.99
 Sweden                      5,480,856              2.37
 Switzerland                16,756,674              7.25
 United Kingdom             49,630,301             21.46
 United States              22,015,559              9.52
             TOTAL        $231,219,164            100.00%
                          --------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             LARGECAP BLEND FUND I

                                OCTOBER 31, 2003

                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (99.48%)
AEROSPACE & DEFENSE (0.25%)
                                                                     $
 Northrop Grumman                                     352                 31,469
AEROSPACE & DEFENSE EQUIPMENT (1.23%)
 Lockheed Martin                                    1,372                 63,606
 United Technologies                                1,050                 88,924
                                                                         152,530
AGRICULTURAL OPERATIONS (0.41%)
 Monsanto                                           2,020                 50,601
AIRLINES (0.23%)
 Southwest Airlines                                 1,500                 29,100
APPAREL MANUFACTURERS (0.23%)
 VF                                                   685                 29,078
APPLICATIONS SOFTWARE (3.42%)
 Citrix Systems /1/                                 1,276                 32,258
 Microsoft                                         14,955                391,073
                                                                         423,331
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.38%)
 Paccar                                               602                 47,534
BEVERAGES-NON-ALCOHOLIC (2.49%)
 Coca-Cola                                          2,358                109,411
 Coca-Cola Enterprises                              3,098                 62,456
 Pepsico                                            2,860                136,765
                                                                         308,632
BREWERY (0.28%)
 Anheuser-Busch                                       717                 35,319
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.28%)
 Masco                                              1,266                 34,815
BUILDING-MAINTENANCE & SERVICE (0.31%)
 Ecolab                                             1,410                 37,915
BUILDING-RESIDENTIAL & COMMERCIAL (0.89%)
 Centex                                               424                 41,340
 KB Home                                              570                 39,039
 Pulte                                                350                 30,279
                                                                         110,658
CABLE TV (0.59%)
 Comcast /1/                                        2,159                 73,233
CASINO SERVICES (0.48%)
 International Game Technology                      1,822                 59,671
CELLULAR TELECOMMUNICATIONS (0.90%)
 AT&T Wireless Services /1/                         8,175                 59,269
 Nextel Communications /1/                          2,146                 51,933
                                                                         111,202
CHEMICALS-DIVERSIFIED (0.15%)
 E. I. Du Pont de Nemours                             458                 18,503
COMMERCIAL BANKS (0.58%)
 First Tennessee National                             756                 34,292
 Zions Bancorp                                        610                 37,387
                                                                          71,679
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (0.23%)
                                                                     $
 Computer Sciences /1/                                720                 28,526
COMPUTERS (1.82%)
 Hewlett-Packard                                    2,471                 55,128
 International Business Machines                    1,905                170,459
                                                                         225,587
COMPUTERS-INTEGRATED SYSTEMS (0.81%)
 Dell /1/                                           2,769                100,016
COMPUTERS-MEMORY DEVICES (1.14%)
 EMC /1/                                            5,911                 81,808
 Veritas Software /1/                               1,640                 59,286
                                                                         141,094
CONSUMER PRODUCTS-MISCELLANEOUS (0.23%)
 Fortune Brands                                       433                 28,210
CONTAINERS-METAL & GLASS (0.18%)
 Ball                                                 400                 22,480
CONTAINERS-PAPER & PLASTIC (0.15%)
 Pactiv /1/                                           844                 18,610
COSMETICS & TOILETRIES (1.70%)
 Gillette                                             430                 13,717
 Procter & Gamble                                   2,003                196,875
                                                                         210,592
DATA PROCESSING & MANAGEMENT (0.84%)
 First Data                                         1,900                 67,830
 Fiserv /1/                                         1,010                 35,673
                                                                         103,503
DISPOSABLE MEDICAL PRODUCTS (0.26%)
 C.R. Bard                                            395                 31,620
DIVERSIFIED FINANCIAL SERVICES (2.57%)
 Citigroup                                          6,721                318,575
DIVERSIFIED MANUFACTURING OPERATIONS (4.04%)
 3M                                                 1,166                 91,962
 Danaher                                              360                 29,826
 General Electric                                  12,245                355,228
 Tyco International                                 1,114                 23,260
                                                                         500,276
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.59%)
 Cendant /1/                                        3,550                 72,527
E-COMMERCE-SERVICES (0.14%)
 eBay /1/                                             318                 17,789
ELECTRIC-INTEGRATED (2.26%)
 Edison International /1/                           2,380                 46,910
 Entergy                                            1,193                 64,303
 Exelon                                             1,249                 79,249
 NiSource                                           2,650                 54,881
 PPL                                                  871                 34,770
                                                                         280,113
ELECTRICAL COMPONENTS & EQUIPMENT (0.16%)
 Power-One /1/                                      2,160                 19,570
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.67%)
                                                                     $
 Broadcom /1/                                       1,093                 34,921
 Intel                                              8,838                292,096
 LSI Logic /1/                                      2,355                 21,760
 National Semiconductor /1/                           685                 27,832
 QLogic /1/                                           890                 49,884
 Texas Instruments                                    990                 28,631
                                                                         455,124
ELECTRONIC MEASUREMENT INSTRUMENTS (0.51%)
 Agilent Technologies /1/                           1,330                 33,143
 Tektronix                                          1,180                 30,291
                                                                          63,434
ENTERPRISE SOFTWARE & SERVICE (0.69%)
 Computer Associates International                  1,403                 32,999
 Oracle /1/                                         4,420                 52,863
                                                                          85,862
ENTERTAINMENT SOFTWARE (0.44%)
 Electronic Arts /1/                                  551                 54,571
FILTRATION & SEPARATION PRODUCTS (0.27%)
 Pall                                               1,450                 33,930
FINANCE-CONSUMER LOANS (0.09%)
 First Marblehead                                     492                 10,898
FINANCE-CREDIT CARD (1.14%)
 American Express                                     875                 41,064
 Capital One Financial                                540                 32,832
 MBNA                                               2,706                 66,973
                                                                         140,869
FINANCE-INVESTMENT BANKER & BROKER (2.63%)
 Bear Stearns                                         537                 40,946
 Goldman Sachs Group                                  889                 83,477
 Lehman Brothers Holdings                             800                 57,600
 Merrill Lynch                                      1,738                102,890
 Morgan Stanley                                       759                 41,646
                                                                         326,559
FINANCE-MORTGAGE LOAN/BANKER (1.80%)
 Countrywide Credit Industries                        631                 66,331
 Federal Home Loan Mortgage                           536                 30,085
 Federal National Mortgage Association              1,762                126,318
                                                                         222,734
FINANCIAL GUARANTEE INSURANCE (0.45%)
 Ambac Financial Group                                793                 56,097
FOOD-CONFECTIONERY (0.93%)
 Hershey Foods                                        800                 61,680
 Wm. Wrigley Jr.                                      960                 54,144
                                                                         115,824
FOOD-MISCELLANEOUS/DIVERSIFIED (0.77%)
 Kellogg                                            1,455                 48,204
 Sara Lee                                           2,382                 47,473
                                                                          95,677
FOOD-WHOLESALE & DISTRIBUTION (0.40%)
 Sysco                                              1,470                 49,480
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOTELS & MOTELS (0.28%)
                                                                     $
 Marriott International                               800                 34,560
INDUSTRIAL AUTOMATION & ROBOTS (0.27%)
 Rockwell International                             1,080                 33,534
INSTRUMENTS-CONTROLS (0.42%)
 Johnson Controls                                     300                 32,259
 Thermo Electron /1/                                  890                 19,562
                                                                          51,821
INSURANCE BROKERS (0.32%)
 Aon                                                1,830                 40,077
INTERNET SECURITY (0.37%)
 Symantec /1/                                         695                 46,322
LEISURE & RECREATION PRODUCTS (0.20%)
 Brunswick                                            820                 24,329
LIFE & HEALTH INSURANCE (0.67%)
 Lincoln National                                   1,290                 51,510
 Torchmark                                            724                 31,769
                                                                          83,279
MACHINERY-CONSTRUCTION & MINING (0.47%)
 Caterpillar                                          800                 58,624
MACHINERY-FARM (0.42%)
 Deere                                                850                 51,527
MACHINERY-GENERAL INDUSTRY (0.73%)
 Dover                                                701                 27,353
 Ingersoll-Rand                                     1,035                 62,514
                                                                          89,867
MEDICAL INSTRUMENTS (1.35%)
 Boston Scientific /1/                                770                 52,144
 Guidant                                            1,450                 73,965
 Medtronic                                            901                 41,059
                                                                         167,168
MEDICAL PRODUCTS (1.99%)
 Becton Dickinson                                   1,110                 40,581
 Johnson & Johnson                                  3,311                166,643
 Zimmer Holdings /1/                                  627                 40,009
                                                                         247,233
MEDICAL-BIOMEDICAL/GENE (1.55%)
 Amgen /1/                                          2,079                128,399
 Chiron /1/                                           470                 25,676
 Genzyme /1/                                          840                 38,556
                                                                         192,631
MEDICAL-DRUGS (6.10%)
 Abbott Laboratories                                1,244                 53,019
 Bristol-Myers Squibb                               3,866                 98,080
 Eli Lilly                                          1,172                 78,079
 Merck                                              2,347                103,855
 Pfizer                                             9,458                298,873
 Wyeth                                              2,810                124,033
                                                                         755,939
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-GENERIC DRUGS (0.28%)
                                                                     $
 Watson Pharmaceutical /1/                            873                 34,283
MEDICAL-HMO (1.86%)
 Aetna                                              1,000                 57,410
 Anthem /1/                                           358                 24,498
 Humana /1/                                         1,149                 23,313
 UnitedHealth Group                                 1,682                 85,580
 Wellpoint Health Networks /1/                        445                 39,561
                                                                         230,362
METAL-ALUMINUM (0.39%)
 Alcoa                                              1,540                 48,618
METAL-DIVERSIFIED (0.28%)
 Freeport-McMoran Copper & Gold                       894                 34,643
MONEY CENTER BANKS (2.22%)
 Bank of America                                    1,907                144,417
 JP Morgan Chase                                    3,643                130,784
                                                                         275,201
MOTORCYCLE & MOTOR SCOOTER (0.48%)
 Harley-Davidson                                    1,251                 59,310
MULTI-LINE INSURANCE (2.76%)
 Allstate                                           1,930                 76,235
 American International Group                       2,742                166,796
 MetLife                                              524                 16,454
 Prudential Financial                               2,124                 82,071
                                                                         341,556
MULTIMEDIA (2.69%)
 Meredith                                             730                 35,420
 Time Warner                                        7,857                120,133
 Viacom                                             1,760                 70,171
 Walt Disney                                        4,767                107,925
                                                                         333,649
NETWORKING PRODUCTS (1.28%)
 Cisco Systems /1/                                  7,566                158,735
OFFICE AUTOMATION & EQUIPMENT (0.43%)
 Xerox /1/                                          5,060                 53,130
OIL COMPANY-EXPLORATION & PRODUCTION (0.84%)
 Apache                                               577                 40,228
 Devon Energy                                         619                 30,022
 EOG Resources                                        813                 34,260
                                                                         104,510
OIL COMPANY-INTEGRATED (5.16%)
 ChevronTexaco                                      1,888                140,278
 ConocoPhillips                                       460                 26,289
 Exxon Mobil                                        9,575                350,254
 Marathon Oil                                       1,630                 48,199
 Occidental Petroleum                               2,097                 73,940
                                                                         638,960
PAPER & RELATED PRODUCTS (1.15%)
 Boise Cascade                                        980                 27,489
 Georgia-Pacific                                    1,400                 36,792
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
                                                                     $
 Louisiana-Pacific /1/                              4,134                 78,629
                                                                         142,910
PIPELINES (0.45%)
 Kinder Morgan                                      1,040                 55,692
POWER CONVERTER & SUPPLY EQUIPMENT (0.14%)
 American Power Conversion                            841                 17,013
PROPERTY & CASUALTY INSURANCE (0.24%)
 Progressive                                          404                 29,815
PUBLICLY TRADED INVESTMENT FUND (0.25%)
 Standard & Poor's 500 Depository Receipts            290                 30,549
PUBLISHING-NEWSPAPERS (0.33%)
 Tribune                                              831                 40,761
REGIONAL BANKS (3.99%)
 Bank One                                             893                 37,908
 FleetBoston Financial                              1,710                 69,067
 National City                                      1,973                 64,438
 U.S. Bancorp                                       4,153                113,045
 Wachovia                                           2,460                112,840
 Wells Fargo                                        1,716                 96,645
                                                                         493,943
RETAIL-APPAREL & SHOE (0.54%)
 Gap                                                3,514                 67,047
RETAIL-AUTO PARTS (0.34%)
 Autozone /1/                                         442                 42,476
RETAIL-BUILDING PRODUCTS (1.62%)
 Home Depot                                         4,273                158,400
 Lowe's                                               721                 42,489
                                                                         200,889
RETAIL-CONSUMER ELECTRONICS (0.70%)
 Best Buy /1/                                         760                 44,315
 RadioShack                                         1,430                 42,886
                                                                          87,201
RETAIL-DISCOUNT (2.79%)
 Target                                               610                 24,242
 Wal-Mart Stores                                    5,453                321,454
                                                                         345,696
RETAIL-DRUG STORE (0.53%)
 CVS                                                1,860                 65,435
RETAIL-OFFICE SUPPLIES (0.61%)
 Staples /1/                                        2,803                 75,177
RETAIL-REGIONAL DEPARTMENT STORE (0.30%)
 Federated Department Stores                          790                 37,565
RETAIL-RESTAURANTS (0.69%)
 McDonald's                                         2,354                 58,873
 Yum! Brands /1/                                      770                 26,288
                                                                          85,161
SAVINGS & LOANS-THRIFTS (0.95%)
 Golden West Financial                                333                 33,443
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS-THRIFTS (CONTINUED)
                                                                     $
 Washington Mutual                                  1,940                 84,875
                                                                         118,318
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.31%)
 Linear Technology                                    900                 38,349
TELECOMMUNICATION EQUIPMENT (1.10%)
 Andrew /1/                                         3,880                 50,750
 Comverse Technology /1/                            2,018                 36,405
 Qualcomm                                             476                 22,610
 Scientific-Atlanta                                   890                 26,344
                                                                         136,109
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.49%)
 Corning /1/                                        3,840                 42,163
 JDS Uniphase /1/                                   5,320                 18,886
                                                                          61,049
TELECOMMUNICATION SERVICES (0.20%)
 Avaya /1/                                          1,900                 24,586
TELEPHONE-INTEGRATED (2.11%)
 BellSouth                                          2,951                 77,641
 SBC Communications                                 3,436                 82,395
 Verizon Communications                             3,016                101,338
                                                                         261,374
TOBACCO (0.74%)
 Altria Group                                       1,978                 91,977
TOOLS-HAND HELD (0.20%)
 Black & Decker                                       524                 25,052
TOYS (0.31%)
 Hasbro                                             1,747                 38,085
TRANSPORT-SERVICES (0.45%)
 United Parcel Service                                769                 55,768
TRUCKING & LEASING (0.13%)
 Ryder System                                         520                 15,600
                                     TOTAL COMMON STOCKS              12,328,882
                                                                     -----------

                    TOTAL PORTFOLIO INVESTMENTS (99.48%)              12,328,882
CASH AND RECEIVABLES, NET OF LIABILITIES (0.52%)                          64,456
                              TOTAL NET ASSETS (100.00%)             $12,393,338
                                                                     -------------


/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              LARGECAP GROWTH FUND

                                OCTOBER 31, 2003

                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (99.36%)
APPAREL MANUFACTURERS (1.87%)
                                                                         $
 Coach /1/                                             40,080              1,421,638
APPLICATIONS SOFTWARE (4.81%)
 Microsoft                                            126,108              3,297,724
 Siebel Systems /1/                                    28,290                356,171
                                                                           3,653,895
BREWERY (1.25%)
 Anheuser-Busch                                        19,280                949,733
CABLE TV (1.57%)
 Comcast /1/                                           36,590              1,193,566
CASINO SERVICES (1.16%)
 International Game Technology                         26,810                878,028
COMMERCIAL SERVICE-FINANCE (3.06%)
 H&R Block                                              4,209                198,202
 Moody's                                               11,631                672,621
 Paychex                                               37,360              1,454,051
                                                                           2,324,874
COMPUTER SERVICES (0.46%)
 FactSet Research Systems                               7,970                347,811
COMPUTERS-INTEGRATED SYSTEMS (2.18%)
 Dell /1/                                              45,872              1,656,897
COMPUTERS-MEMORY DEVICES (1.55%)
 Veritas Software /1/                                  32,599              1,178,454
COSMETICS & TOILETRIES (3.88%)
 Alberto-Culver                                         8,280                524,952
 Alberto-Culver                                           890                 56,417
 Colgate-Palmolive                                     11,360                604,239
 Procter & Gamble                                      17,870              1,756,442
                                                                           2,942,050
DATA PROCESSING & MANAGEMENT (1.06%)
 Fair, Isaac                                            8,470                540,217
 First Data                                             7,330                261,681
                                                                             801,898
DIAGNOSTIC KITS (0.48%)
 IDEXX Laboratories /1/                                 7,640                361,372
DISTRIBUTION-WHOLESALE (0.48%)
 Fastenal                                               8,130                361,541
DIVERSIFIED FINANCIAL SERVICES (1.66%)
 Citigroup                                             26,540              1,257,996
DIVERSIFIED MANUFACTURING OPERATIONS (8.25%)
 3M                                                    24,444              1,927,898
 Danaher                                                9,480                785,418
 General Electric                                      91,689              2,659,898
 Illinois Tool Works                                   12,130                892,162
                                                                           6,265,376
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.89%)
 Intel                                                 71,021              2,347,244
 Texas Instruments                                     47,225              1,365,747
                                                                           3,712,991
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENTERPRISE SOFTWARE & SERVICE (0.75%)
                                                                         $
 BEA Systems /1/                                       40,760                566,564
FINANCE-INVESTMENT BANKER & BROKER (2.31%)
 Legg Mason                                            10,140                844,155
 Morgan Stanley                                        16,551                908,153
                                                                           1,752,308
FINANCE-MORTGAGE LOAN/BANKER (1.35%)
 Federal National Mortgage Association                 14,280              1,023,733
FOOD-CONFECTIONERY (0.91%)
 Wm. Wrigley Jr.                                       12,220                689,208
FOOD-MISCELLANEOUS/DIVERSIFIED (0.87%)
 McCormick                                             22,180                657,415
FOOD-RETAIL (0.37%)
 Whole Foods Market /1/                                 4,760                281,982
FOOD-WHOLESALE & DISTRIBUTION (2.00%)
 Sysco                                                 45,140              1,519,412
INTERNET SECURITY (2.10%)
 Symantec /1/                                          23,970              1,597,600
MACHINERY-PUMPS (0.33%)
 Graco                                                  6,590                251,079
MEDICAL INSTRUMENTS (3.83%)
 Medtronic                                             39,950              1,820,521
 St. Jude Medical /1/                                  18,750              1,090,500
                                                                           2,911,021
MEDICAL PRODUCTS (5.63%)
 Becton Dickinson                                      25,290                924,602
 Johnson & Johnson                                     51,820              2,608,101
 Varian Medical Systems /1/                            11,590                741,065
                                                                           4,273,768
MEDICAL-BIOMEDICAL/GENE (2.13%)
 Amgen /1/                                             26,170              1,616,259
MEDICAL-DRUGS (6.36%)
 Forest Laboratories /1/                               20,620              1,031,206
 Pfizer                                               120,115              3,795,634
                                                                           4,826,840
MEDICAL-HMO (2.36%)
 UnitedHealth Group                                    35,250              1,793,520
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.69%)
 Cardinal Health                                       21,635              1,283,821
MOTORCYCLE & MOTOR SCOOTER (1.74%)
 Harley-Davidson                                       27,890              1,322,265
MULTI-LINE INSURANCE (1.74%)
 American International Group                          21,780              1,324,877
NETWORKING PRODUCTS (4.88%)
 Cisco Systems /1/                                    176,733              3,707,858
OIL COMPANY-INTEGRATED (1.30%)
 Exxon Mobil                                           26,930                985,099
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REGIONAL BANKS (0.48%)
                                                                         $
 Fifth Third Bancorp                                    6,300                365,148
RETAIL-ARTS & CRAFTS (1.23%)
 Michaels Stores                                       19,720                936,108
RETAIL-BEDDING (1.94%)
 Bed Bath & Beyond /1/                                 34,870              1,472,909
RETAIL-CONSUMER ELECTRONICS (1.85%)
 Best Buy /1/                                          24,050              1,402,356
RETAIL-DISCOUNT (3.34%)
 Wal-Mart Stores                                       43,020              2,536,029
RETAIL-JEWELRY (0.97%)
 Tiffany                                               15,490                735,001
RETAIL-OFFICE SUPPLIES (1.31%)
 Staples /1/                                           36,960                991,267
RETAIL-REGIONAL DEPARTMENT STORE (0.53%)
 Kohls /1/                                              7,142                400,452
SCHOOLS (0.96%)
 Apollo Group /1/                                      11,420                725,513
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (3.30%)
 Linear Technology                                     36,864              1,570,775
 Maxim Integrated Products                             18,850                937,034
                                                                           2,507,809
SEMICONDUCTOR EQUIPMENT (1.55%)
 Applied Materials /1/                                 50,460              1,179,250
THERAPEUTICS (0.64%)
 Gilead Sciences /1/                                    8,930                487,399
                                         TOTAL COMMON STOCKS              75,431,990

                                                   Principal
                                                     Amount                 Value
--------------------------------------------------------------------------------------------
COMMERCIAL PAPER (7.39%)
FINANCE-MORTGAGE LOAN/BANKER (7.39%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                   $                     $
  0.94%; 11/03/03                                   5,612,354              5,612,060
                                      TOTAL COMMERCIAL PAPER               5,612,060
                                                                         -----------

                       TOTAL PORTFOLIO INVESTMENTS (106.75%)              81,044,050
LIABILITIES, NET OF CASH AND RECEIVABLES (-6.75%)                         (5,123,137)
                                  TOTAL NET ASSETS (100.00%)             $75,920,913
                                                                         --------------

/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          LARGECAP S&P 500 INDEX FUND

                                OCTOBER 31, 2003

                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (95.63%)
ADVERTISING AGENCIES (0.21%)
                                                                              $
 Interpublic Group                                          15,633                 232,619
 Omnicom Group                                               7,590                 605,682
                                                                                   838,301
AEROSPACE & DEFENSE (0.63%)
 Boeing                                                     33,589               1,292,840
 Northrop Grumman                                            7,307                 653,246
 Raytheon                                                   16,535                 437,847
 Rockwell Collins                                            7,162                 196,597
                                                                                 2,580,530
AEROSPACE & DEFENSE EQUIPMENT (0.79%)
 General Dynamics                                            7,877                 659,305
 Goodrich                                                    4,696                 129,704
 Lockheed Martin                                            18,008                 834,851
 United Technologies                                        18,725               1,585,820
                                                                                 3,209,680
AGRICULTURAL OPERATIONS (0.06%)
 Monsanto                                                   10,459                 261,998
AIRLINES (0.16%)
 Delta Air Lines                                             4,927                  64,150
 Southwest Airlines                                         31,271                 606,657
                                                                                   670,807
APPAREL MANUFACTURERS (0.13%)
 Jones Apparel Group                                         5,055                 174,397
 Liz Claiborne                                               4,348                 160,398
 VF                                                          4,291                 182,153
                                                                                   516,948
APPLIANCES (0.07%)
 Maytag                                                      3,135                  79,629
 Whirlpool                                                   2,749                 193,722
                                                                                   273,351
APPLICATIONS SOFTWARE (3.04%)
 Citrix Systems /1/                                          6,573                 166,165
 Compuware /1/                                              15,285                  85,902
 Intuit /1/                                                  8,197                 409,686
 Mercury Interactive /1/                                     3,445                 159,986
 Microsoft                                                 431,912              11,294,499
 Parametric Technology /1/                                  10,634                  33,072
 Siebel Systems /1/                                         19,733                 248,438
                                                                                12,397,748
ATHLETIC FOOTWEAR (0.19%)
 Nike                                                       10,533                 673,059
 Reebok International                                        2,359                  91,883
                                                                                   764,942
AUTO-CARS & LIGHT TRUCKS (0.45%)
 Ford Motor                                                 73,169                 887,540
 General Motors                                             22,395                 955,595
                                                                                 1,843,135
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.12%)
 Navistar International /1/                                  2,729                 110,333
 Paccar                                                      4,655                 367,559
                                                                                   477,892
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.08%)
                                                                              $
 Dana                                                        5,935                  96,622
 Delphi Automotive Systems                                  22,378                 199,164
 Visteon                                                     5,222                  33,734
                                                                                   329,520
BEVERAGES-NON-ALCOHOLIC (2.08%)
 Coca-Cola                                                  98,164               4,554,810
 Coca-Cola Enterprises                                      18,072                 364,331
 Pepsi Bottling Group                                       10,699                 238,481
 Pepsico                                                    68,921               3,295,802
                                                                                 8,453,424
BEVERAGES-WINE & SPIRITS (0.05%)
 Brown-Forman                                                2,422                 204,368
BREWERY (0.42%)
 Adolph Coors                                                1,452                  81,385
 Anheuser-Busch                                             33,021               1,626,614
                                                                                 1,707,999
BROADCASTING SERVICES & PROGRAMMING (0.25%)
 Clear Channel Communications                               24,559               1,002,498
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.17%)
 Masco                                                      18,771                 516,203
 Vulcan Materials                                            4,059                 179,854
                                                                                   696,057
BUILDING PRODUCTS-AIR & HEATING (0.07%)
 American Standard /1/                                       2,886                 276,190
BUILDING-MAINTENANCE & SERVICE (0.07%)
 Ecolab                                                     10,374                 278,957
BUILDING-RESIDENTIAL & COMMERCIAL (0.14%)
 Centex                                                      2,467                 240,532
 KB Home                                                     1,879                 128,693
 Pulte                                                       2,461                 212,901
                                                                                   582,126
CABLE TV (0.75%)
 Comcast /1/                                                89,882               3,048,797
CASINO HOTELS (0.05%)
 Harrah's Entertainment                                      4,396                 191,226
CASINO SERVICES (0.11%)
 International Game Technology                              13,782                 451,361
CELLULAR TELECOMMUNICATIONS (0.44%)
 AT&T Wireless Services /1/                                108,366                 785,654
 Nextel Communications /1/                                  41,360               1,000,912
                                                                                 1,786,566
CHEMICALS-DIVERSIFIED (0.93%)
 Dow Chemical                                               36,681               1,382,507
 E. I. Du Pont de Nemours                                   39,794               1,607,678
 Hercules /1/                                                4,428                  46,273
 PPG Industries                                              6,779                 390,809
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
                                                                              $
 Rohm & Haas                                                 8,881                 349,023
                                                                                 3,776,290
CHEMICALS-SPECIALTY (0.11%)
 Eastman Chemical                                            3,091                 100,334
 Engelhard                                                   5,002                 142,957
 Great Lakes Chemical                                        2,019                  43,409
 Sigma-Aldrich                                               2,827                 148,276
                                                                                   434,976
CIRCUIT BOARDS (0.05%)
 Jabil Circuit /1/                                           7,943                 221,213
COATINGS & PAINT (0.05%)
 Sherwin-Williams                                            5,830                 195,538
COMMERCIAL BANKS (0.80%)
 AmSouth Bancorp                                            14,007                 330,845
 BB&T                                                       21,568                 834,035
 First Tennessee National                                    5,025                 227,934
 Marshall & Ilsley                                           9,079                 325,210
 North Fork Bancorp.                                         6,078                 236,921
 Regions Financial                                           8,895                 326,891
 SouthTrust                                                 13,481                 429,370
 Synovus Financial                                          12,039                 332,276
 Zions Bancorp                                               3,584                 219,663
                                                                                 3,263,145
COMMERCIAL SERVICE-FINANCE (0.42%)
 Concord EFS /1/                                            19,442                 207,835
 Deluxe                                                      2,124                  85,746
 Equifax                                                     5,604                 136,962
 H&R Block                                                   7,175                 337,871
 Moody's                                                     5,959                 344,609
 Paychex                                                    15,048                 585,668
                                                                                 1,698,691
COMMERCIAL SERVICES (0.02%)
 Convergys /1/                                               5,702                  91,574
COMPUTER AIDED DESIGN (0.02%)
 Autodesk                                                    4,465                  85,951
COMPUTER SERVICES (0.30%)
 Computer Sciences /1/                                       7,474                 296,120
 Electronic Data Systems                                    19,155                 410,875
 Sungard Data Systems /1/                                   11,399                 319,742
 Unisys /1/                                                 13,147                 201,938
                                                                                 1,228,675
COMPUTERS (2.41%)
 Apple Computer /1/                                         14,478                 331,401
 Gateway /1/                                                12,943                  65,233
 Hewlett-Packard                                           121,939               2,720,459
 International Business Machines                            69,104               6,183,426
 Sun Microsystems /1/                                      128,992                 510,808
                                                                                 9,811,327
COMPUTERS-INTEGRATED SYSTEMS (0.94%)
 Dell /1/                                                  102,591               3,705,587
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-INTEGRATED SYSTEMS (CONTINUED)
                                                                              $
 NCR /1/                                                     3,786                 136,069
                                                                                 3,841,656
COMPUTERS-MEMORY DEVICES (0.45%)
 EMC /1/                                                    87,623               1,212,702
 Veritas Software /1/                                       17,003                 614,659
                                                                                 1,827,361
COMPUTERS-PERIPHERAL EQUIPMENT (0.09%)
 Lexmark International /1/                                   5,115                 376,515
CONSUMER PRODUCTS-MISCELLANEOUS (0.21%)
 American Greetings /1/                                      2,635                  56,204
 Clorox                                                      8,657                 392,162
 Fortune Brands                                              5,800                 377,870
 Tupperware                                                  2,334                  35,127
                                                                                   861,363
CONTAINERS-METAL & GLASS (0.03%)
 Ball                                                        2,257                 126,843
CONTAINERS-PAPER & PLASTIC (0.10%)
 Bemis                                                       2,122                  98,121
 Pactiv /1/                                                  6,290                 138,694
 Sealed Air /1/                                              3,390                 180,450
                                                                                   417,265
COSMETICS & TOILETRIES (2.34%)
 Alberto-Culver                                              2,348                 148,863
 Avon Products                                               9,435                 641,203
 Colgate-Palmolive                                          21,489               1,143,000
 Gillette                                                   40,746               1,299,797
 International Flavors & Fragrances                          3,762                 124,522
 Kimberly-Clark                                             20,236               1,068,663
 Procter & Gamble                                           51,785               5,089,948
                                                                                 9,515,996
CRUISE LINES (0.22%)
 Carnival                                                   25,146                 877,847
DATA PROCESSING & MANAGEMENT (0.55%)
 Automatic Data Processing                                  23,885                 901,420
 First Data                                                 29,565               1,055,470
 Fiserv /1/                                                  7,731                 273,059
                                                                                 2,229,949
DISPOSABLE MEDICAL PRODUCTS (0.04%)
 C.R. Bard                                                   2,070                 165,704
DISTRIBUTION-WHOLESALE (0.10%)
 Genuine Parts                                               6,947                 221,053
 W.W. Grainger                                               3,647                 166,960
                                                                                   388,013
DIVERSIFIED FINANCIAL SERVICES (2.39%)
 Citigroup                                                 205,725               9,751,365
DIVERSIFIED MANUFACTURING OPERATIONS (4.74%)
 3M                                                         31,274               2,466,580
 Cooper Industries                                           3,676                 194,460
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                              $
 Crane                                                       2,368                  66,541
 Danaher                                                     6,117                 506,793
 Eaton                                                       3,000                 300,720
 General Electric /2/                                      400,155              11,608,497
 Honeywell International                                    34,351               1,051,484
 Illinois Tool Works                                        12,296                 904,371
 ITT Industries                                              3,689                 250,815
 Textron                                                     5,413                 268,972
 Tyco International                                         79,776               1,665,723
                                                                                19,284,956
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.20%)
 Cendant /1/                                                40,490                 827,211
E-COMMERCE-SERVICES (0.38%)
 eBay /1/                                                   25,645               1,434,581
 Monster Worldwide /1/                                       4,485                 114,233
                                                                                 1,548,814
ELECTRIC PRODUCTS-MISCELLANEOUS (0.29%)
 Emerson Electric                                           16,817                 954,365
 Molex                                                       7,634                 239,631
                                                                                 1,193,996
ELECTRIC-GENERATION (0.05%)
 AES /1/                                                    24,752                 216,580
ELECTRIC-INTEGRATED (2.30%)
 Allegheny Energy /1/                                        5,020                  53,112
 Ameren                                                      6,463                 288,573
 American Electric Power                                    15,777                 444,754
 Centerpoint Energy                                         12,213                 119,810
 Cinergy                                                     7,089                 257,402
 CMS Energy                                                  5,754                  46,722
 Consolidated Edison                                         8,985                 363,623
 Constellation Energy Group                                  6,666                 242,442
 Dominion Resources                                         12,915                 795,564
 DTE Energy                                                  6,719                 247,797
 Duke Energy                                                36,122                 655,614
 Edison International /1/                                   13,013                 256,486
 Entergy                                                     9,105                 490,760
 Exelon                                                     13,015                 825,802
 FirstEnergy                                                13,006                 447,276
 FPL Group                                                   7,334                 467,469
 NiSource                                                   10,496                 217,372
 PG&E /1/                                                   16,457                 402,374
 Pinnacle West Capital                                       3,645                 133,261
 PPL                                                         7,058                 281,755
 Progress Energy                                             9,723                 419,061
 Public Service Enterprise Group                             9,041                 369,506
 Southern                                                   29,097                 867,091
 TECO Energy                                                 7,496                  98,422
 TXU                                                        12,861                 293,488
 XCEL Energy                                                15,926                 261,186
                                                                                 9,346,722
ELECTRICAL COMPONENTS & EQUIPMENT (0.01%)
 Power-One /1/                                               3,318                  30,061
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.10%)
                                                                              $
 Sanmina /1/                                                20,375                 214,956
 Solectron /1/                                              33,143                 183,612
                                                                                   398,568
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.25%)
 Advanced Micro Devices /1/                                 13,857                 210,626
 Altera /1/                                                 15,274                 308,993
 Applied Micro Circuits /1/                                 12,167                  70,812
 Broadcom /1/                                               11,846                 378,480
 Intel                                                     260,010               8,593,331
 LSI Logic /1/                                              15,127                 139,774
 Micron Technology /1/                                      24,358                 349,294
 National Semiconductor /1/                                  7,341                 298,265
 Nvidia /1/                                                  6,353                 112,321
 PMC - Sierra /1/                                            6,808                 123,701
 QLogic /1/                                                  3,764                 210,972
 Texas Instruments                                          69,147               1,999,731
 Xilinx /1/                                                 13,613                 431,532
                                                                                13,227,832
ELECTRONIC CONNECTORS (0.01%)
 Thomas & Betts /1/                                          2,335                  41,563
ELECTRONIC FORMS (0.10%)
 Adobe Systems                                               9,316                 408,413
ELECTRONIC MEASUREMENT INSTRUMENTS (0.14%)
 Agilent Technologies /1/                                   18,824                 469,094
 Tektronix                                                   3,389                  86,996
                                                                                   556,090
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.03%)
 Fluor                                                       3,261                 120,918
ENGINES-INTERNAL COMBUSTION (0.02%)
 Cummins Engine                                              1,658                  78,589
ENTERPRISE SOFTWARE & SERVICE (0.88%)
 BMC Software /1/                                            9,093                 158,036
 Computer Associates International                          23,121                 543,806
 Novell /1/                                                 14,832                  87,064
 Oracle /1/                                                209,037               2,500,083
 Peoplesoft /1/                                             14,540                 301,850
                                                                                 3,590,839
ENTERTAINMENT SOFTWARE (0.14%)
 Electronic Arts /1/                                         5,880                 582,355
FIDUCIARY BANKS (0.63%)
 Bank of New York                                           30,766                 959,592
 Mellon Financial                                           17,199                 513,734
 Northern Trust                                              8,818                 409,596
 State Street                                               13,295                 696,126
                                                                                 2,579,048
FILTRATION & SEPARATION PRODUCTS (0.03%)
 Pall                                                        4,957                 115,994
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-CONSUMER LOANS (0.17%)
                                                                              $
 SLM                                                        18,008                 705,193
FINANCE-CREDIT CARD (1.07%)
 American Express                                           51,405               2,412,436
 Capital One Financial                                       9,076                 551,821
 MBNA                                                       51,031               1,263,017
 Providian Financial /1/                                    11,589                 128,754
                                                                                 4,356,028
FINANCE-INVESTMENT BANKER & BROKER (1.99%)
 Bear Stearns                                                3,982                 303,628
 Charles Schwab                                             54,093                 733,501
 Goldman Sachs Group                                        18,934               1,777,903
 Lehman Brothers Holdings                                    9,662                 695,664
 Merrill Lynch                                              37,346               2,210,883
 Morgan Stanley                                             43,443               2,383,717
                                                                                 8,105,296
FINANCE-MORTGAGE LOAN/BANKER (1.21%)
 Countrywide Credit Industries                               5,432                 571,012
 Federal Home Loan Mortgage                                 27,787               1,559,684
 Federal National Mortgage Association                      38,894               2,788,311
                                                                                 4,919,007
FINANCIAL GUARANTEE INSURANCE (0.21%)
 Ambac Financial Group                                       4,263                 301,565
 MBIA                                                        5,789                 345,082
 MGIC Investment                                             3,934                 201,853
                                                                                   848,500
FOOD-CONFECTIONERY (0.22%)
 Hershey Foods                                               5,217                 402,231
 Wm. Wrigley Jr.                                             8,989                 506,979
                                                                                   909,210
FOOD-FLOUR & GRAIN (0.09%)
 Archer Daniels Midland                                     25,754                 369,570
FOOD-MISCELLANEOUS/DIVERSIFIED (0.84%)
 Campbell Soup                                              16,396                 424,984
 ConAgra Foods                                              21,447                 511,296
 General Mills                                              14,883                 667,503
 H.J. Heinz                                                 14,046                 496,245
 Kellogg                                                    16,305                 540,185
 McCormick                                                   5,570                 165,095
 Sara Lee                                                   31,040                 618,627
                                                                                 3,423,935
FOOD-RETAIL (0.30%)
 Albertson's                                                14,654                 297,330
 Kroger /1/                                                 30,011                 524,892
 Safeway /1/                                                17,629                 371,972
 Winn-Dixie Stores                                           5,624                  45,498
                                                                                 1,239,692
FOOD-WHOLESALE & DISTRIBUTION (0.25%)
 Supervalu                                                   5,347                 134,851
 Sysco                                                      25,946                 873,343
                                                                                 1,008,194
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FORESTRY (0.05%)
                                                                              $
 Plum Creek Timber                                           7,308                 192,566
GAS-DISTRIBUTION (0.14%)
 KeySpan                                                     6,330                 221,360
 Nicor                                                       1,759                  60,281
 Peoples Energy                                              1,464                  59,219
 Sempra Energy                                               8,941                 248,560
                                                                                   589,420
GOLD MINING (0.17%)
 Newmont Mining                                             16,298                 713,526
HEALTH CARE COST CONTAINMENT (0.09%)
 McKesson                                                   11,601                 351,162
HOME DECORATION PRODUCTS (0.06%)
 Newell Rubbermaid                                          10,960                 249,888
HOME FURNISHINGS (0.04%)
 Leggett & Platt                                             7,684                 160,519
HOTELS & MOTELS (0.22%)
 Hilton Hotels                                              15,084                 238,930
 Marriott International                                      9,303                 401,890
 Starwood Hotels & Resorts Worldwide                         8,036                 271,054
                                                                                   911,874
HUMAN RESOURCES (0.04%)
 Robert Half International /1/                               6,807                 160,713
IDENTIFICATION SYSTEM-DEVELOPMENT (0.03%)
 Symbol Technologies                                         9,209                 115,020
INDEPENDENT POWER PRODUCER (0.02%)
 Calpine /1/                                                15,299                  70,528
INDUSTRIAL AUTOMATION & ROBOTS (0.06%)
 Rockwell International                                      7,381                 229,180
INDUSTRIAL GASES (0.21%)
 Air Products & Chemicals                                    9,077                 412,187
 Praxair                                                     6,509                 452,896
                                                                                   865,083
INSTRUMENTS-CONTROLS (0.19%)
 Johnson Controls                                            3,576                 384,527
 Parker Hannifin                                             4,720                 240,579
 Thermo Electron /1/                                         6,482                 142,474
                                                                                   767,580
INSTRUMENTS-SCIENTIFIC (0.13%)
 Applied Biosystems Group                                    8,346                 192,626
 Millipore /1/                                               1,944                  85,244
 PerkinElmer                                                 5,062                  91,167
 Waters /1/                                                  4,908                 154,258
                                                                                   523,295
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE BROKERS (0.29%)
                                                                              $
 Aon                                                        12,495                 273,641
 Marsh & McLennan                                           21,274                 909,463
                                                                                 1,183,104
INTERNET SECURITY (0.10%)
 Symantec /1/                                                6,062                 404,032
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.23%)
 Federated Investors                                         4,338                 119,946
 Franklin Resources                                         10,025                 475,385
 Janus Capital Group                                         9,557                 135,136
 T. Rowe Price Group                                         4,933                 202,993
                                                                                   933,460
LEISURE & RECREATION PRODUCTS (0.03%)
 Brunswick                                                   3,616                 107,287
LIFE & HEALTH INSURANCE (0.62%)
 Aflac                                                      20,530                 748,934
 Jefferson-Pilot                                             5,663                 270,352
 John Hancock Financial Services                            11,549                 408,257
 Lincoln National                                            7,098                 283,423
 Principal Financial Group /3/                              12,927                 405,261
 Torchmark                                                   4,561                 200,137
 UnumProvident                                              11,821                 193,510
                                                                                 2,509,874
LINEN SUPPLY & RELATED ITEMS (0.07%)
 Cintas                                                      6,809                 290,472
MACHINERY-CONSTRUCTION & MINING (0.25%)
 Caterpillar                                                13,781               1,009,872
MACHINERY-FARM (0.14%)
 Deere                                                       9,561                 579,588
MACHINERY-GENERAL INDUSTRY (0.18%)
 Dover                                                       8,092                 315,750
 Ingersoll-Rand                                              6,841                 413,196
                                                                                   728,946
MEDICAL INFORMATION SYSTEM (0.05%)
 IMS Health                                                  9,550                 224,712
MEDICAL INSTRUMENTS (1.16%)
 Biomet                                                     10,240                 367,206
 Boston Scientific /1/                                      16,441               1,113,384
 Guidant                                                    12,294                 627,117
 Medtronic                                                  48,596               2,214,520
 St. Jude Medical /1/                                        6,860                 398,978
                                                                                 4,721,205
MEDICAL LABORATORY & TESTING SERVICE (0.07%)
 Quest Diagnostics /1/                                       4,200                 284,130
MEDICAL PRODUCTS (2.02%)
 Baxter International                                       24,319                 646,399
 Becton Dickinson                                           10,143                 370,828
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
                                                                              $
 Johnson & Johnson                                         118,543               5,966,269
 Stryker                                                     7,954                 645,149
 Zimmer Holdings /1/                                         9,064                 578,374
                                                                                 8,207,019
MEDICAL-BIOMEDICAL/GENE (1.04%)
 Amgen /1/                                                  51,554               3,183,975
 Biogen /1/                                                  5,970                 241,606
 Chiron /1/                                                  7,450                 406,994
 Genzyme /1/                                                 8,869                 407,087
                                                                                 4,239,662
MEDICAL-DRUGS (6.42%)
 Abbott Laboratories                                        62,408               2,659,829
 Allergan                                                    5,216                 394,434
 Bristol-Myers Squibb                                       77,428               1,964,348
 Eli Lilly                                                  44,835               2,986,908
 Forest Laboratories /1/                                    14,577                 728,996
 King Pharmaceuticals /1/                                    9,628                 129,015
 Medimmune /1/                                               9,978                 266,013
 Merck                                                      89,419               3,956,791
 Pfizer                                                    310,983               9,827,063
 Schering-Plough                                            58,680                 896,043
 Wyeth                                                      53,171               2,346,968
                                                                                26,156,408
MEDICAL-GENERIC DRUGS (0.04%)
 Watson Pharmaceutical /1/                                   4,303                 168,979
MEDICAL-HMO (0.64%)
 Aetna                                                       6,145                 352,784
 Anthem /1/                                                  5,537                 378,897
 Humana /1/                                                  6,457                 131,013
 UnitedHealth Group                                         23,814               1,211,656
 Wellpoint Health Networks /1/                               5,864                 521,310
                                                                                 2,595,660
MEDICAL-HOSPITALS (0.30%)
 HCA                                                        19,951                 763,125
 Health Management Associates                                9,579                 212,175
 Tenet Healthcare /1/                                       18,526                 255,659
                                                                                 1,230,959
MEDICAL-NURSING HOMES (0.03%)
 Manor Care                                                  3,558                 118,410
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.32%)
 AmerisourceBergen                                           4,469                 253,705
 Cardinal Health                                            17,832               1,058,151
                                                                                 1,311,856
METAL PROCESSORS & FABRICATION (0.01%)
 Worthington Industries                                      3,432                  50,039
METAL-ALUMINUM (0.26%)
 Alcoa                                                      33,793               1,066,845
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
METAL-COPPER (0.05%)
                                                                              $
 Phelps Dodge /1/                                            3,556                 219,547
METAL-DIVERSIFIED (0.06%)
 Freeport-McMoran Copper & Gold                              6,726                 260,633
MISCELLANEOUS INVESTING (0.36%)
 Apartment Investment & Management                           3,758                 153,702
 Equity Office Properties Trust                             15,934                 446,311
 Equity Residential Properties Trust                        10,932                 319,761
 Prologis Trust                                              7,166                 211,684
 Simon Property Group                                        7,682                 346,305
                                                                                 1,477,763
MONEY CENTER BANKS (1.83%)
 Bank of America                                            59,696               4,520,778
 JP Morgan Chase                                            81,342               2,920,178
                                                                                 7,440,956
MOTORCYCLE & MOTOR SCOOTER (0.14%)
 Harley-Davidson                                            12,089                 573,139
MULTI-LINE INSURANCE (2.69%)
 Allstate                                                   28,106               1,110,187
 American International Group                              104,199               6,338,425
 Cigna                                                       5,601                 319,537
 Cincinnati Financial                                        6,407                 262,174
 Hartford Financial Services                                11,280                 619,272
 Loews                                                       7,406                 318,458
 MetLife                                                    30,361                 953,335
 Prudential Financial                                       21,796                 842,198
 Safeco                                                      5,531                 202,988
                                                                                10,966,574
MULTIMEDIA (2.19%)
 Gannett                                                    10,772                 906,033
 McGraw-Hill                                                 7,636                 511,230
 Meredith                                                    1,987                  96,409
 Time Warner                                               180,241               2,755,885
 Viacom                                                     70,103               2,795,007
 Walt Disney                                                81,644               1,848,420
                                                                                 8,912,984
NETWORKING PRODUCTS (1.66%)
 Cisco Systems /1/                                         280,329               5,881,303
 Lucent Technologies /1/                                   166,174                 531,757
 Network Appliance /1/                                      13,655                 337,005
                                                                                 6,750,065
NON-HAZARDOUS WASTE DISPOSAL (0.17%)
 Allied Waste Industries /1/                                 8,362                  94,323
 Waste Management                                           23,653                 613,086
                                                                                   707,409
OFFICE AUTOMATION & EQUIPMENT (0.18%)
 Pitney Bowes                                                9,346                 384,121
 Xerox /1/                                                  31,585                 331,642
                                                                                   715,763
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OFFICE SUPPLIES & FORMS (0.06%)
                                                                              $
 Avery Dennison                                              4,413                 232,036
OIL & GAS DRILLING (0.18%)
 Nabors Industries /1/                                       5,850                 221,130
 Noble /1/                                                   5,339                 183,288
 Rowan /1/                                                   3,748                  89,764
 Transocean Sedco Forex /1/                                 12,777                 245,191
                                                                                   739,373
OIL COMPANY-EXPLORATION & PRODUCTION (0.51%)
 Anadarko Petroleum                                          9,966                 434,717
 Apache                                                      6,462                 450,531
 Burlington Resources                                        8,016                 389,898
 Devon Energy                                                9,261                 449,159
 EOG Resources                                               4,588                 193,338
 Kerr-McGee                                                  4,028                 167,162
                                                                                 2,084,805
OIL COMPANY-INTEGRATED (3.89%)
 Amerada Hess                                                3,593                 185,471
 ChevronTexaco                                              42,687               3,171,644
 ConocoPhillips                                             27,156               1,551,965
 Exxon Mobil                                               265,077               9,696,517
 Marathon Oil                                               12,387                 366,284
 Occidental Petroleum                                       15,288                 539,055
 Unocal                                                     10,318                 326,874
                                                                                15,837,810
OIL REFINING & MARKETING (0.06%)
 Ashland                                                     2,726                 101,516
 Sunoco                                                      3,072                 134,431
                                                                                   235,947
OIL-FIELD SERVICES (0.51%)
 Baker Hughes                                               13,368                 377,780
 BJ Services /1/                                             6,322                 207,425
 Halliburton                                                17,491                 417,685
 Schlumberger                                               23,269               1,092,945
                                                                                 2,095,835
OPTICAL SUPPLIES (0.02%)
 Bausch & Lomb                                               2,126                 102,388
PAPER & RELATED PRODUCTS (0.49%)
 Boise Cascade                                               2,335                  65,497
 Georgia-Pacific                                            10,133                 266,295
 International Paper                                        19,152                 753,631
 Louisiana-Pacific /1/                                       4,178                  79,466
 MeadWestvaco                                                8,003                 207,438
 Temple-Inland                                               2,163                 116,867
 Weyerhaeuser                                                8,754                 527,253
                                                                                 2,016,447
PHARMACY SERVICES (0.13%)
 Express Scripts /1/                                         3,139                 172,394
 Medco Health Solutions /1/                                 10,801                 358,593
                                                                                   530,987
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PHOTO EQUIPMENT & SUPPLIES (0.07%)
                                                                              $
 Eastman Kodak                                              11,443                 279,552
PIPELINES (0.17%)
 Dynegy /1/                                                 14,963                  60,002
 El Paso                                                    23,984                 176,043
 Kinder Morgan                                               4,924                 263,680
 Williams                                                   20,687                 211,007
                                                                                   710,732
POWER CONVERTER & SUPPLY EQUIPMENT (0.04%)
 American Power Conversion                                   7,878                 159,372
PRINTING-COMMERCIAL (0.03%)
 R.R. Donnelley & Sons                                       4,530                 117,780
PROPERTY & CASUALTY INSURANCE (0.72%)
 ACE                                                        11,113                 400,068
 Chubb                                                       7,487                 500,206
 Progressive                                                 8,677                 640,363
 St. Paul                                                    9,099                 346,945
 Travelers Property Casualty                                40,220                 658,401
 XL Capital                                                  5,455                 379,123
                                                                                 2,925,106
PUBLICLY TRADED INVESTMENT FUND (0.32%)
 iShares S&P 500 Index Fund                                 12,530               1,321,038
PUBLISHING-NEWSPAPERS (0.32%)
 Dow Jones                                                   3,253                 169,058
 Knight Ridder                                               3,211                 235,431
 New York Times                                              5,968                 283,659
 Tribune                                                    12,529                 614,547
                                                                                 1,302,695
REGIONAL BANKS (4.10%)
 Bank One                                                   45,147               1,916,490
 Comerica                                                    7,000                 360,360
 Fifth Third Bancorp                                        22,757               1,318,996
 FleetBoston Financial                                      42,028               1,697,511
 Huntington Bancshares                                       9,134                 197,842
 KeyCorp                                                    16,809                 474,854
 National City                                              24,529                 801,117
 PNC Financial Services Group                               11,188                 599,341
 SunTrust Banks                                             11,242                 754,001
 U.S. Bancorp                                               76,940               2,094,307
 Union Planters                                              7,829                 260,471
 Wachovia                                                   53,209               2,440,697
 Wells Fargo                                                67,081               3,778,002
                                                                                16,693,989
RETAIL-APPAREL & SHOE (0.30%)
 Gap                                                        35,684                 680,851
 Limited                                                    20,826                 366,538
 Nordstrom                                                   5,425                 165,408
                                                                                 1,212,797
RETAIL-AUTO PARTS (0.08%)
 Autozone /1/                                                3,574                 343,461
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-AUTOMOBILE (0.05%)
                                                                              $
 AutoNation /1/                                             10,985                 205,420
RETAIL-BEDDING (0.12%)
 Bed Bath & Beyond /1/                                      11,808                 498,770
RETAIL-BUILDING PRODUCTS (1.29%)
 Home Depot                                                 91,795               3,402,841
 Lowe's                                                     31,294               1,844,155
                                                                                 5,246,996
RETAIL-CONSUMER ELECTRONICS (0.25%)
 Best Buy /1/                                               12,877                 750,858
 Circuit City Stores                                         8,341                  79,573
 RadioShack                                                  6,613                 198,324
                                                                                 1,028,755
RETAIL-DISCOUNT (3.31%)
 Big Lots /1/                                                4,662                  69,976
 Costco Wholesale /1/                                       18,256                 645,715
 Dollar General                                             13,323                 299,368
 Family Dollar Stores                                        6,869                 299,557
 Target                                                     36,376               1,445,582
 TJX                                                        20,389                 427,965
 Wal-Mart Stores                                           174,506              10,287,129
                                                                                13,475,292
RETAIL-DRUG STORE (0.49%)
 CVS                                                        15,765                 554,613
 Walgreen                                                   40,935               1,425,356
                                                                                 1,979,969
RETAIL-JEWELRY (0.07%)
 Tiffany                                                     5,798                 275,115
RETAIL-MAJOR DEPARTMENT STORE (0.29%)
 J.C. Penney                                                10,845                 256,484
 May Department Stores                                      11,522                 322,155
 Sears Roebuck                                              11,303                 594,877
                                                                                 1,173,516
RETAIL-OFFICE SUPPLIES (0.17%)
 Office Depot /1/                                           12,375                 184,759
 Staples /1/                                                19,579                 525,109
                                                                                   709,868
RETAIL-REGIONAL DEPARTMENT STORE (0.29%)
 Dillards                                                    3,338                  53,976
 Federated Department Stores                                 7,404                 352,060
 Kohls /1/                                                  13,559                 760,253
                                                                                 1,166,289
RETAIL-RESTAURANTS (0.61%)
 Darden Restaurants                                          6,564                 137,516
 McDonald's                                                 50,820               1,271,008
 Starbucks /1/                                              15,620                 493,592
 Wendy's International                                       4,532                 167,911
 Yum! Brands /1/                                            11,723                 400,223
                                                                                 2,470,250
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-TOY STORE (0.03%)
                                                                              $
 Toys R Us /1/                                               8,522                 110,786
RUBBER-TIRES (0.03%)
 Cooper Tire & Rubber                                        2,944                  57,879
 Goodyear Tire & Rubber                                      7,002                  48,034
                                                                                   105,913
SAVINGS & LOANS-THRIFTS (0.62%)
 Charter One Financial                                       9,013                 288,056
 Golden West Financial                                       6,084                 611,016
 Washington Mutual                                          36,875               1,613,281
                                                                                 2,512,353
SCHOOLS (0.11%)
 Apollo Group /1/                                            7,020                 445,981
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.45%)
 Analog Devices /1/                                         14,591                 646,819
 Linear Technology                                          12,501                 532,668
 Maxim Integrated Products                                  12,967                 644,589
                                                                                 1,824,076
SEMICONDUCTOR EQUIPMENT (0.59%)
 Applied Materials /1/                                      66,196               1,547,001
 Kla-Tencor /1/                                              7,601                 435,765
 Novellus Systems /1/                                        6,046                 249,639
 Teradyne /1/                                                7,536                 171,670
                                                                                 2,404,075
STEEL PRODUCERS (0.07%)
 Nucor                                                       3,124                 171,289
 United States Steel                                         4,125                  97,556
                                                                                   268,845
STEEL-SPECIALTY (0.01%)
 Allegheny Technologies                                      3,243                  24,809
TELECOMMUNICATION EQUIPMENT (0.52%)
 ADC Telecommunications /1/                                 32,117                  81,898
 Andrew /1/                                                  6,134                  80,233
 Comverse Technology /1/                                     7,520                 135,661
 Qualcomm                                                   31,701               1,505,797
 Scientific-Atlanta                                          5,951                 176,150
 Tellabs /1/                                                16,491                 124,177
                                                                                 2,103,916
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.22%)
 CIENA /1/                                                  18,814                 120,598
 Corning /1/                                                53,170                 583,807
 JDS Uniphase /1/                                           57,121                 202,779
                                                                                   907,184
TELECOMMUNICATION SERVICES (0.09%)
 Avaya /1/                                                  16,642                 215,348
 Citizens Communications /1/                                11,356                 141,382
                                                                                   356,730
TELEPHONE-INTEGRATED (2.75%)
 ALLTEL                                                     12,454                 588,700
 AT&T                                                       31,475                 585,120
 BellSouth                                                  73,783               1,941,231
                                                         Shares
                                                          Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
                                                                              $
 CenturyTel                                                  5,748                 205,491
 Qwest Communications International /1/                     67,713                 239,027
 SBC Communications                                        132,745               3,183,225
 Sprint                                                     36,073                 577,168
 Sprint PCS /1/                                             41,317                 179,729
 Verizon Communications                                    110,086               3,698,890
                                                                                11,198,581
TELEVISION (0.11%)
 Univision Communications /1/                               12,861                 436,631
TOBACCO (1.02%)
 Altria Group                                               81,058               3,769,197
 RJ Reynolds Tobacco Holdings                                3,368                 161,765
 UST                                                         6,649                 226,199
                                                                                 4,157,161
TOOLS-HAND HELD (0.08%)
 Black & Decker                                              3,103                 148,354
 Snap-On                                                     2,331                  68,392
 Stanley Works                                               3,398                 113,289
                                                                                   330,035
TOYS (0.12%)
 Hasbro                                                      6,939                 151,270
 Mattel                                                     17,531                 339,400
                                                                                   490,670
TRANSPORT-RAIL (0.41%)
 Burlington Northern Santa Fe                               14,872                 430,396
 CSX                                                         8,546                 271,934
 Norfolk Southern                                           15,585                 314,038
 Union Pacific                                              10,169                 636,579
                                                                                 1,652,947
TRANSPORT-SERVICES (1.02%)
 FedEx                                                      11,922                 903,211
 United Parcel Service                                      44,947               3,259,556
                                                                                 4,162,767
TRAVEL SERVICES (0.03%)
 Sabre Holdings                                              5,735                 125,654
TRUCKING & LEASING (0.02%)
 Ryder System                                                2,534                  76,020
WEB PORTALS (0.28%)
 Yahoo /1/                                                  25,874               1,130,694
WIRELESS EQUIPMENT (0.31%)
 Motorola                                                   92,950               1,257,614
                                              TOTAL COMMON STOCKS              389,368,390

                                                        Principal
                                                         Amount                  Value
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.16%)
FINANCE-MORTGAGE LOAN/BANKER (4.16%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank
                                                       $                      $
  0.94%; 11/03/03                                       16,950,719              16,949,834
                                           TOTAL COMMERCIAL PAPER               16,949,834
                                                                              ------------

                             TOTAL PORTFOLIO INVESTMENTS (99.79%)              406,318,224
CASH AND RECEIVABLES, NET OF LIABILITIES
 (0.21%)                                                                           844,583
                                       TOTAL NET ASSETS (100.00%)             $407,162,807
                                                                              --------------

                                                         Unrealized
   Contract                   Opening       Current     Gain (Loss)
     Type       Commitment  Market Value  Market Value
--------------------------------------------------------------------
FUTURES CONTRACTS
61 S&P 500        Buy       $15,743,868   $16,004,875     $261,007
December, 2003
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts.
/3 /Affiliated security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              LARGECAP VALUE FUND

                                OCTOBER 31, 2003

                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (96.56%)
AEROSPACE & DEFENSE EQUIPMENT (1.15%)
                                                                         $
 Lockheed Martin                                       18,985                880,145
AGRICULTURAL OPERATIONS (1.27%)
 Monsanto                                              38,810                972,190
APPLICATIONS SOFTWARE (0.79%)
 Citrix Systems /1/                                    23,938                605,153
AUDIO & VIDEO PRODUCTS (0.72%)
 Polycom /1/                                           27,400                548,822
AUTO-MEDIUM & HEAVY DUTY TRUCKS (1.38%)
 Paccar                                                13,360              1,054,906
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.40%)
 Lear /1/                                               5,290                307,296
BEVERAGES-NON-ALCOHOLIC (1.63%)
 Coca-Cola Enterprises                                 36,889                743,682
 Pepsico                                               10,400                497,328
                                                                           1,241,010
BROADCASTING SERVICES & PROGRAMMING (1.65%)
 Liberty Media /1/                                     81,175                819,056
 UnitedGlobalCom /1/                                   61,600                436,128
                                                                           1,255,184
BUILDING-MAINTENANCE & SERVICE (0.71%)
 Ecolab                                                20,000                537,800
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.00%)
 Cavco Industries /1/                                     106                  2,560
BUILDING-RESIDENTIAL & COMMERCIAL (3.67%)
 Centex                                                11,125              1,084,688
 Lennar                                                11,117              1,021,096
 Pulte                                                  8,000                692,080
                                                                           2,797,864
CABLE TV (0.33%)
 Comcast /1/                                            7,410                251,347
CELLULAR TELECOMMUNICATIONS (1.12%)
 AT&T Wireless Services /1/                           117,424                851,324
CHEMICALS-SPECIALTY (0.64%)
 Sigma-Aldrich                                          9,321                488,886
COMMERCIAL BANKS (3.80%)
 City National                                          3,660                220,369
 First Tennessee National                              18,267                828,591
 Popular                                               12,200                549,000
 UnionBanCal                                           13,069                707,948
 Zions Bancorp                                          9,650                591,448
                                                                           2,897,356
COMPUTER SERVICES (0.84%)
 Computer Sciences /1/                                 16,211                642,280
COMPUTERS (0.79%)
 Hewlett-Packard                                       11,778                262,767
 International Business Machines                        3,838                343,424
                                                                             606,191
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-MEMORY DEVICES (0.49%)
                                                                         $
 Veritas Software /1/                                  10,260                370,899
CONTAINERS-METAL & GLASS (0.94%)
 Ball                                                  12,754                716,775
COSMETICS & TOILETRIES (1.80%)
 Procter & Gamble                                      13,983              1,374,389
DATA PROCESSING & MANAGEMENT (0.74%)
 Global Payments                                       13,599                566,398
DIVERSIFIED FINANCIAL SERVICES (4.66%)
 Citigroup                                             75,074              3,558,508
DIVERSIFIED MANUFACTURING OPERATIONS (1.47%)
 Eaton                                                 11,200              1,122,688
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (1.44%)
 Cendant /1/                                           53,830              1,099,747
ELECTRIC PRODUCTS-MISCELLANEOUS (0.83%)
 Molex                                                 20,240                635,334
ELECTRIC-INTEGRATED (5.81%)
 Edison International /1/                              51,443              1,013,942
 Entergy                                               19,426              1,047,061
 Exelon                                                17,980              1,140,831
 Great Plains Energy                                   24,400                777,872
 PPL                                                   11,430                456,286
                                                                           4,435,992
ELECTRONIC MEASUREMENT INSTRUMENTS (1.32%)
 Agilent Technologies /1/                              20,450                509,614
 Tektronix                                             19,480                500,052
                                                                           1,009,666
ENTERPRISE SOFTWARE & SERVICE (0.81%)
 Computer Associates International                     26,274                617,964
FINANCE-INVESTMENT BANKER & BROKER (5.94%)
 Bear Stearns                                          11,146                849,882
 Goldman Sachs Group                                    9,932                932,615
 Lehman Brothers Holdings                              15,569              1,120,968
 Merrill Lynch                                         27,510              1,628,592
                                                                           4,532,057
FINANCE-MORTGAGE LOAN/BANKER (1.63%)
 Countrywide Credit Industries                         11,840              1,244,621
FINANCIAL GUARANTEE INSURANCE (0.73%)
 Ambac Financial Group                                  7,840                554,602
FOOD-CONFECTIONERY (0.54%)
 J.M. Smucker                                           9,413                412,007
HEALTH CARE COST CONTAINMENT (0.52%)
 McKesson                                              13,229                400,442
LIFE & HEALTH INSURANCE (0.67%)
 Lincoln National                                      12,860                513,500
MACHINERY-FARM (0.29%)
 Deere                                                  3,650                221,263
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (0.29%)
                                                                         $
 Merck                                                  4,921                217,754
MEDICAL-HMO (1.22%)
 Aetna                                                 16,179                928,836
MISCELLANEOUS INVESTING (3.09%)
 General Growth Properties                             12,100                925,650
 Kimco Realty                                          14,500                604,070
 Macerich                                              20,500                824,100
                                                                           2,353,820
MONEY CENTER BANKS (3.62%)
 Bank of America                                       29,587              2,240,624
 JP Morgan Chase                                       14,618                524,786
                                                                           2,765,410
MULTI-LINE INSURANCE (5.33%)
 Allstate                                              27,253              1,076,493
 American International Group                           4,870                296,242
 Hartford Financial Services                           13,000                713,700
 Old Republic International                            22,415                805,595
 Prudential Financial                                  30,312              1,171,256
                                                                           4,063,286
MULTIMEDIA (1.01%)
 Time Warner                                           35,263                539,171
 Walt Disney                                           10,300                233,192
                                                                             772,363
OFFICE AUTOMATION & EQUIPMENT (0.41%)
 Xerox /1/                                             29,656                311,388
OIL COMPANY-EXPLORATION & PRODUCTION (0.25%)
 Pogo Producing                                         4,540                189,817
OIL COMPANY-INTEGRATED (8.00%)
 ChevronTexaco                                         13,407                996,140
 ConocoPhillips                                        10,729                613,162
 Exxon Mobil                                           96,189              3,518,594
 Occidental Petroleum                                  27,713                977,160
                                                                           6,105,056
PAPER & RELATED PRODUCTS (1.07%)
 Weyerhaeuser                                          13,590                818,526
PIPELINES (0.40%)
 Questar                                                9,521                302,292
PROPERTY & CASUALTY INSURANCE (0.32%)
 First American                                         8,640                247,536
PUBLICLY TRADED INVESTMENT FUND (2.49%)
 iShares Russell 1000 Value Index Fund                 34,700              1,896,702
REGIONAL BANKS (5.26%)
 FleetBoston Financial                                  7,000                282,730
 U.S. Bancorp                                          58,056              1,580,285
 Wachovia                                              34,314              1,573,983
 Wells Fargo                                           10,269                578,350
                                                                           4,015,348
RETAIL-DRUG STORE (1.51%)
 CVS                                                   22,074                776,563
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-DRUG STORE (CONTINUED)
                                                                         $
 Rite Aid /1/                                          65,100                373,023
                                                                           1,149,586
RETAIL-REGIONAL DEPARTMENT STORE (1.80%)
 Federated Department Stores                           24,000              1,141,200
 Neiman Marcus Group /1/                                4,880                232,044
                                                                           1,373,244
SAVINGS & LOANS-THRIFTS (0.92%)
 Golden West Financial                                  6,950                697,988
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.53%)
 Integrated Device Technology /1/                      25,750                404,275
TELEPHONE-INTEGRATED (4.58%)
 ALLTEL                                                 4,000                189,080
 AT&T                                                  27,258                506,726
 BellSouth                                             53,860              1,417,057
 CenturyTel                                             8,570                306,377
 SBC Communications                                    13,414                321,668
 Verizon Communications                                22,391                752,338
                                                                           3,493,246
THERAPEUTICS (1.04%)
 Neurocrine Biosciences /1/                            17,000                796,110
TOBACCO (0.39%)
 Altria Group                                           6,320                293,880
TRANSPORT-SERVICES (1.42%)
 FedEx                                                 14,333              1,085,868
TRANSPORT-TRUCK (0.09%)
 Overnite                                               3,125                 69,250
                                         TOTAL COMMON STOCKS              73,678,747

                                                   Principal
                                                     Amount                 Value
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.43%)
FINANCE-MORTGAGE LOAN/BANKER (2.43%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                   $                     $
  0.94%; 11/03/03                                   1,853,017              1,852,920
                                      TOTAL COMMERCIAL PAPER               1,852,920
                                                                         -----------

                        TOTAL PORTFOLIO INVESTMENTS (98.99%)              75,531,667
CASH AND RECEIVABLES, NET OF LIABILITIES (1.01%)                             767,179
                                  TOTAL NET ASSETS (100.00%)             $76,298,846
                                                                         -------------

/1 /Non-income producing security.


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MIDCAP BLEND FUND

                                OCTOBER 31, 2003

                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (88.73%)
ADVERTISING AGENCIES (0.79%)
                                                                           $
 Interpublic Group                                       29,673                441,534
AEROSPACE & DEFENSE (0.74%)
 Raytheon                                                10,632                281,535
 Rockwell Collins                                         4,780                131,211
                                                                               412,746
AEROSPACE & DEFENSE EQUIPMENT (0.89%)
 Alliant Techsystems /1/                                  9,590                496,378
AGRICULTURAL OPERATIONS (0.55%)
 Delta & Pine Land                                       13,334                304,815
APPAREL MANUFACTURERS (0.77%)
 Jones Apparel Group                                      3,200                110,400
 Polo Ralph Lauren                                       10,454                317,802
                                                                               428,202
APPLICATIONS SOFTWARE (0.74%)
 Compuware /1/                                           12,000                 67,440
 Intuit /1/                                               6,239                311,825
 Quest Software /1/                                       2,300                 34,270
                                                                               413,535
AUDIO & VIDEO PRODUCTS (0.31%)
 Polycom /1/                                              8,551                171,277
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.06%)
 Navistar International /1/                                 800                 32,344
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.06%)
 Lear /1/                                                   600                 34,854
BEVERAGES-NON-ALCOHOLIC (0.31%)
 Coca-Cola Enterprises                                    8,626                173,900
BEVERAGES-WINE & SPIRITS (0.04%)
 Constellation Brands /1/                                   800                 25,096
BROADCASTING SERVICES & PROGRAMMING (1.05%)
 Citadel Broadcasting /1/                                   700                 13,790
 Liberty Media /1/                                       56,509                570,176
                                                                               583,966
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.68%)
 Vulcan Materials                                         8,581                380,224
BUILDING PRODUCTS-AIR & HEATING (0.40%)
 American Standard /1/                                    2,314                221,450
BUILDING PRODUCTS-WOOD (1.07%)
 Rayonier                                                14,136                594,419
CASINO HOTELS (0.72%)
 Harrah's Entertainment                                   8,985                390,847
 Park Place Entertainment /1/                               800                  7,680
                                                                               398,527
CASINO SERVICES (1.56%)
 International Game Technology                           26,523                868,628
CHEMICALS-SPECIALTY (0.03%)
 Lubrizol                                                   500                 15,150
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COAL (0.03%)
                                                                           $
 Arch Coal                                                  600                 14,700
COATINGS & PAINT (0.06%)
 RPM                                                      2,300                 33,235
COMMERCIAL BANKS (5.73%)
 Banknorth Group                                          1,400                 43,848
 City National                                              600                 36,126
 Colonial BancGroup                                         600                  9,408
 Compass Bancshares                                         700                 26,446
 FirstMerit                                               1,100                 28,358
 Greater Bay Bancorp                                        900                 24,264
 Hibernia                                                 1,400                 31,626
 M&T Bank                                                 6,766                635,327
 Marshall & Ilsley                                        3,818                136,761
 Mercantile Bankshares                                      600                 25,422
 North Fork Bancorp.                                      8,490                330,940
 SouthTrust                                               7,316                233,015
 TCF Financial                                           27,925              1,457,126
 Westamerica Bancorp.                                     2,376                118,943
 Zions Bancorp                                              800                 49,032
                                                                             3,186,642
COMMERCIAL SERVICE-FINANCE (1.53%)
 Deluxe                                                   2,736                110,452
 Dun & Bradstreet /1/                                    12,035                560,229
 Moody's                                                  3,162                182,859
                                                                               853,540
COMMERCIAL SERVICES (1.30%)
 Arbitron /1/                                            11,807                466,376
 Servicemaster                                           22,619                259,440
                                                                               725,816
COMPUTER AIDED DESIGN (0.04%)
 Cadence Design Systems /1/                               1,300                 20,007
COMPUTER SERVICES (3.00%)
 Affiliated Computer Services /1/                           900                 44,037
 BISYS Group /1/                                          4,900                 70,070
 Ceridian /1/                                            24,057                505,197
 DST Systems /1/                                         14,651                554,101
 Sungard Data Systems /1/                                 5,219                146,393
 Unisys /1/                                              22,670                348,211
                                                                             1,668,009
COMPUTERS-INTEGRATED SYSTEMS (1.18%)
 Diebold                                                  2,949                168,270
 NCR /1/                                                  7,606                273,359
 Synopsys /1/                                             6,861                217,631
                                                                               659,260
COMPUTERS-MEMORY DEVICES (1.69%)
 Quantum /1/                                             32,449                100,916
 Silicon Storage Technology /1/                           4,200                 46,956
 Storage Technology /1/                                  32,825                791,083
                                                                               938,955
COMPUTERS-PERIPHERAL EQUIPMENT (1.54%)
 Lexmark International /1/                               11,677                859,544
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CONSULTING SERVICES (0.07%)
                                                                           $
 BearingPoint /1/                                         4,400                 41,360
CONSUMER PRODUCTS-MISCELLANEOUS (0.56%)
 Dial                                                    12,940                310,560
CONTAINERS-METAL & GLASS (0.03%)
 Crown Holdings /1/                                       2,500                 19,750
CONTAINERS-PAPER & PLASTIC (0.07%)
 Sonoco Products                                          1,900                 40,413
COSMETICS & TOILETRIES (0.50%)
 International Flavors & Fragrances                       8,408                278,305
DATA PROCESSING & MANAGEMENT (1.45%)
 Acxiom /1/                                               3,100                 49,290
 Certegy                                                  5,511                185,500
 Fair, Isaac                                                200                 12,756
 Reynolds & Reynolds                                     14,426                391,810
 SEI Investments                                          5,678                165,344
                                                                               804,700
DENTAL SUPPLIES & EQUIPMENT (0.70%)
 Dentsply International                                   8,779                387,944
DIRECT MARKETING (0.02%)
 Harte-Hanks                                                600                 11,922
DISTRIBUTION-WHOLESALE (0.19%)
 CDW                                                        800                 48,040
 Tech Data /1/                                            1,800                 59,256
                                                                               107,296
DIVERSIFIED MANUFACTURING OPERATIONS (0.81%)
 Federal Signal                                           2,700                 39,933
 Harsco                                                     600                 22,986
 ITT Industries                                           1,955                132,921
 Lancaster Colony                                         6,361                252,595
                                                                               448,435
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.46%)
 Viad                                                    10,158                253,747
ELECTRIC PRODUCTS-MISCELLANEOUS (0.04%)
 GrafTech International /1/                               2,400                 24,936
ELECTRIC-INTEGRATED (2.02%)
 Allegheny Energy /1/                                     6,100                 64,538
 Ameren                                                  10,109                451,367
 Constellation Energy Group                               1,300                 47,281
 Duquesne Light Holdings                                 12,011                193,017
 Edison International /1/                                 2,300                 45,333
 Energy East                                              1,400                 31,430
 Exelon                                                   1,100                 69,795
 PNM Resources                                              400                 11,312
 Scana                                                    6,167                211,466
                                                                             1,125,539
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.85%)
 Gentex                                                  12,135                473,872
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.55%)
 Applied Micro Circuits /1/                              49,044                285,436
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                           $
 Intersil Holding                                           800                 20,632
                                                                               306,068
ELECTRONIC PARTS DISTRIBUTION (0.11%)
 Avnet /1/                                                3,200                 62,080
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.04%)
 Fluor                                                      600                 22,248
ENTERPRISE SOFTWARE & SERVICE (0.11%)
 Peoplesoft /1/                                           1,800                 37,368
 Sybase /1/                                               1,300                 23,270
                                                                                60,638
ENTERTAINMENT SOFTWARE (0.03%)
 Activision /1/                                           1,000                 15,090
FIDUCIARY BANKS (0.09%)
 Mellon Financial                                         1,700                 50,779
FINANCE-COMMERCIAL (0.04%)
 CIT Group                                                  600                 20,172
FINANCE-INVESTMENT BANKER & BROKER (0.03%)
 Legg Mason                                                 200                 16,650
FINANCE-MORTGAGE LOAN/BANKER (0.57%)
 Countrywide Credit Industries                            3,009                316,306
FINANCIAL GUARANTEE INSURANCE (0.27%)
 PMI Group                                                1,800                 68,814
 Radian Group                                             1,500                 79,350
                                                                               148,164
FOOD-CANNED (0.30%)
 Del Monte Foods /1/                                     17,754                168,841
FOOD-CONFECTIONERY (0.18%)
 Tootsie Roll Industries                                  3,006                 99,168
FOOD-DAIRY PRODUCTS (0.33%)
 Dean Foods /1/                                           6,025                182,256
FOOD-MEAT PRODUCTS (0.04%)
 Smithfield Foods /1/                                     1,100                 23,386
FOOD-MISCELLANEOUS/DIVERSIFIED (0.70%)
 McCormick                                               13,154                389,885
GAS-DISTRIBUTION (0.09%)
 KeySpan                                                    100                  3,497
 Sempra Energy                                            1,600                 44,480
                                                                                47,977
GOLD MINING (0.64%)
 Newmont Mining                                           8,171                357,726
HEALTH CARE COST CONTAINMENT (0.12%)
 Caremark Rx /1/                                          2,600                 65,130
HOME FURNISHINGS (0.06%)
 Leggett & Platt                                          1,500                 31,335
HOSPITAL BEDS & EQUIPMENT (0.76%)
 Hillenbrand Industries                                   7,110                423,258
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOTELS & MOTELS (0.27%)
                                                                           $
 Choice Hotels International /1/                          4,532                149,647
HUMAN RESOURCES (0.07%)
 Manpower                                                   800                 37,120
INSTRUMENTS-CONTROLS (0.05%)
 Parker Hannifin                                            600                 30,582
INSTRUMENTS-SCIENTIFIC (0.04%)
 Fisher Scientific International /1/                        500                 20,125
INSURANCE BROKERS (1.23%)
 Aon                                                     13,118                287,284
 Arthur J. Gallagher                                     12,954                378,127
 Willis Group Holdings                                      600                 19,980
                                                                               685,391
INTERNET INFRASTRUCTURE EQUIPMENT (0.03%)
 Avocent /1/                                                500                 18,900
INTERNET SECURITY (0.07%)
 Network Associates /1/                                   2,800                 39,004
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.99%)
 Affiliated Managers Group /1/                              400                 29,000
 AMVESCAP                                                 1,700                 26,775
 Federated Investors                                      9,334                258,085
 Nuveen Investments                                       8,397                235,116
                                                                               548,976
LIFE & HEALTH INSURANCE (1.30%)
 Aflac                                                    7,787                284,070
 Lincoln National                                         1,200                 47,916
 Torchmark                                                8,123                356,437
 UnumProvident                                            2,200                 36,014
                                                                               724,437
LOTTERY SERVICES (1.02%)
 GTECH Holdings                                          12,737                569,089
MACHINERY TOOLS & RELATED PRODUCTS (0.05%)
 Kennametal                                                 700                 25,816
MACHINERY-GENERAL INDUSTRY (0.35%)
 Dover                                                    4,439                173,210
 Tecumseh Products                                          500                 20,490
                                                                               193,700
MACHINERY-PRINT TRADE (0.69%)
 Zebra Technologies /1/                                   6,754                384,640
MACHINERY-PUMPS (0.43%)
 Flowserve /1/                                              600                 12,276
 Graco                                                    5,936                226,162
                                                                               238,438
MEDICAL INFORMATION SYSTEM (1.33%)
 IMS Health                                              31,358                737,854
MEDICAL INSTRUMENTS (4.02%)
 Beckman Coulter                                          7,795                387,022
 Biomet                                                  13,033                467,363
 Edwards Lifesciences /1/                                22,227                644,583
 Guidant                                                  9,109                464,650
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (CONTINUED)
                                                                           $
 St. Jude Medical /1/                                     4,743                275,853
                                                                             2,239,471
MEDICAL PRODUCTS (2.08%)
 Becton Dickinson                                         8,912                325,823
 Varian Medical Systems /1/                               3,592                229,672
 Zimmer Holdings /1/                                      9,452                603,132
                                                                             1,158,627
MEDICAL STERILIZATION PRODUCT (0.08%)
 Steris /1/                                               2,200                 45,804
MEDICAL-BIOMEDICAL/GENE (1.10%)
 Biogen /1/                                              13,740                556,058
 Icos /1/                                                   300                 14,016
 IDEC Pharmaceuticals /1/                                 1,200                 42,156
                                                                               612,230
MEDICAL-DRUGS (0.58%)
 Cephalon /1/                                               900                 42,264
 Endo Pharmaceuticals Holdings /1/                        2,200                 35,992
 Medimmune /1/                                            9,125                243,273
                                                                               321,529
MEDICAL-GENERIC DRUGS (0.07%)
 Barr Laboratories /1/                                      500                 38,385
MEDICAL-HMO (0.55%)
 Anthem /1/                                               3,122                213,638
 Coventry Health Care /1/                                 1,300                 71,175
 Health Net /1/                                             600                 18,954
                                                                               303,767
MEDICAL-HOSPITALS (0.87%)
 Community Health Systems /1/                             1,500                 36,030
 Health Management Associates                            17,646                390,859
 LifePoint Hospitals /1/                                  1,100                 28,281
 Universal Health Services /1/                              600                 28,230
                                                                               483,400
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.79%)
 Lincare Holdings /1/                                    11,319                440,762
METAL-DIVERSIFIED (1.31%)
 Freeport-McMoran Copper & Gold                          18,800                728,500
MISCELLANEOUS INVESTING (3.00%)
 AMB Property                                             8,720                261,513
 Federal Realty Investment Trust                          5,585                211,951
 Kimco Realty                                            14,340                597,404
 Prologis Trust                                           8,353                246,748
 Public Storage                                           8,745                349,800
                                                                             1,667,416
MOTION PICTURES & SERVICES (0.03%)
 Metro-Goldwyn-Mayer /1/                                  1,144                 18,258
MULTIMEDIA (1.14%)
 Belo                                                    10,360                282,414
 E.W. Scripps                                             3,805                353,522
                                                                               635,936
NETWORKING PRODUCTS (0.40%)
 3Com /1/                                                28,401                204,487
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (CONTINUED)
                                                                           $
 Emulex /1/                                                 700                 19,824
                                                                               224,311
NON-HAZARDOUS WASTE DISPOSAL (2.13%)
 Republic Services                                       38,675                899,194
 Waste Management                                        11,114                288,075
                                                                             1,187,269
OFFICE AUTOMATION & EQUIPMENT (0.29%)
 Pitney Bowes                                             3,983                163,701
OIL & GAS DRILLING (0.39%)
 Ensco International                                        600                 15,810
 GlobalSantaFe                                            1,300                 29,263
 Noble /1/                                                4,612                158,330
 Pride International /1/                                    700                 11,466
                                                                               214,869
OIL COMPANY-EXPLORATION & PRODUCTION (1.72%)
 Apache                                                   4,576                319,039
 Burlington Resources                                     4,946                240,574
 XTO Energy                                              16,920                400,496
                                                                               960,109
OIL COMPANY-INTEGRATED (0.66%)
 Marathon Oil                                            12,362                365,544
OIL FIELD MACHINERY & EQUIPMENT (0.10%)
 Cooper Cameron /1/                                         200                  8,564
 FMC Technologies /1/                                     2,300                 46,184
                                                                                54,748
OIL-FIELD SERVICES (1.05%)
 Baker Hughes                                               300                  8,478
 BJ Services /1/                                         10,870                356,644
 Tidewater                                                  600                 16,446
 Varco International /1/                                  1,400                 24,626
 Weatherford International /1/                            5,077                176,426
                                                                               582,620
PAPER & RELATED PRODUCTS (0.46%)
 Boise Cascade                                            9,238                259,126
PIPELINES (1.52%)
 Dynegy /1/                                               4,000                 16,040
 Equitable Resources                                      7,357                303,108
 Questar                                                 11,870                376,873
 Williams                                                14,500                147,900
                                                                               843,921
POWER CONVERTER & SUPPLY EQUIPMENT (1.25%)
 American Power Conversion                               34,286                693,606
PRINTING-COMMERCIAL (0.46%)
 Valassis Communications /1/                              9,855                255,245
PROPERTY & CASUALTY INSURANCE (1.78%)
 Fidelity National Financial                             17,332                535,905
 Leucadia National                                       10,807                453,894
                                                                               989,799
PUBLICLY TRADED INVESTMENT FUND (1.42%)
 iShares S&P MidCap 400 Fund                                898                 98,870
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PUBLICLY TRADED INVESTMENT FUND (CONTINUED)
 Standard & Poor's MidCap 400 Depository                                   $
  Receipts                                                6,878                691,789
                                                                               790,659
PUBLISHING-NEWSPAPERS (0.49%)
 Knight Ridder                                            3,688                270,404
PUBLISHING-PERIODICALS (0.03%)
 Readers Digest Association                               1,200                 17,676
RACETRACKS (0.01%)
 International Speedway                                     200                  8,508
RADIO (0.14%)
 Cox Radio /1/                                            1,100                 24,332
 Westwood One /1/                                         1,800                 53,874
                                                                                78,206
REAL ESTATE OPERATOR & DEVELOPER (0.56%)
 Forest City Enterprises                                    588                 26,054
 St. Joe                                                  8,604                284,276
                                                                               310,330
REGIONAL BANKS (0.09%)
 Comerica                                                 1,000                 51,480
REINSURANCE (1.91%)
 Everest Re Group                                        12,506              1,037,373
 Platinum Underwriters Holdings                             900                 25,866
                                                                             1,063,239
RETAIL-ARTS & CRAFTS (0.05%)
 Michaels Stores                                            600                 28,482
RETAIL-BEDDING (0.06%)
 Linens 'N Things /1/                                     1,100                 32,472
RETAIL-BOOKSTORE (0.18%)
 Barnes & Noble /1/                                       1,100                 32,780
 Borders Group /1/                                        3,000                 67,950
                                                                               100,730
RETAIL-DISCOUNT (1.20%)
 Costco Wholesale /1/                                     9,518                336,652
 Dollar Tree Stores /1/                                   1,900                 72,542
 TJX                                                     12,454                261,409
                                                                               670,603
RETAIL-HOME FURNISHINGS (0.26%)
 Pier 1 Imports                                           6,285                145,184
RETAIL-JEWELRY (0.36%)
 Tiffany                                                  4,214                199,954
RETAIL-REGIONAL DEPARTMENT STORE (0.60%)
 Neiman Marcus Group /1/                                  7,044                334,942
RETAIL-RESTAURANTS (0.14%)
 Brinker International /1/                                1,400                 44,562
 CBRL Group                                                 300                 11,625
 Darden Restaurants                                       1,000                 20,950
                                                                                77,137
SAVINGS & LOANS-THRIFTS (1.05%)
 Astoria Financial                                        1,200                 41,568
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS-THRIFTS (CONTINUED)
                                                                           $
 Charter One Financial                                   14,783                472,465
 Greenpoint Financial                                       600                 18,690
 Sovereign Bancorp                                        2,400                 49,944
                                                                               582,667
TELECOMMUNICATION EQUIPMENT (0.94%)
 Andrew /1/                                               1,600                 20,928
 Comverse Technology /1/                                 27,769                500,953
                                                                               521,881
TELECOMMUNICATION SERVICES (0.50%)
 Citizens Communications /1/                             22,445                279,440
TELEPHONE-INTEGRATED (0.36%)
 Cincinnati Bell /1/                                      2,200                 11,242
 Telephone & Data Systems                                 3,012                188,551
                                                                               199,793
TEXTILE-HOME FURNISHINGS (0.51%)
 Mohawk Industries /1/                                    3,863                286,326
THERAPEUTICS (0.24%)
 Gilead Sciences /1/                                      1,800                 98,244
 United Therapeutics /1/                                  1,900                 38,247
                                                                               136,491
TOBACCO (1.39%)
 UST                                                     22,681                771,608
TOYS (0.55%)
 Hasbro                                                   1,100                 23,980
 Mattel                                                  14,594                282,540
                                                                               306,520
TRANSPORT-TRUCK (0.24%)
 Heartland Express                                        5,330                132,397
                                           TOTAL COMMON STOCKS              49,382,490

                                                     Principal
                                                       Amount                 Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (10.91%)
FINANCE-MORTGAGE LOAN/BANKER (10.91%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank
                                                     $                     $
  0.94%; 11/03/03                                     6,073,858              6,073,541
                                        TOTAL COMMERCIAL PAPER               6,073,541
                                                                           -----------

                          TOTAL PORTFOLIO INVESTMENTS (99.64%)              55,456,031
CASH AND RECEIVABLES, NET OF LIABILITIES (0.36%)                               198,102
                                    TOTAL NET ASSETS (100.00%)             $55,654,133
                                                                           -------------


/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MIDCAP GROWTH FUND

                                OCTOBER 31, 2003

                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (97.09%)
AGRICULTURAL OPERATIONS (0.65%)
                                                                         $
 Monsanto                                               4,325                108,341
APPAREL MANUFACTURERS (0.95%)
 Coach /1/                                              4,442                157,558
APPLICATIONS SOFTWARE (2.47%)
 Citrix Systems /1/                                     5,324                134,591
 Intuit /1/                                             4,100                204,918
 Mercury Interactive /1/                                1,531                 71,099
                                                                             410,608
BATTERIES & BATTERY SYSTEMS (0.54%)
 Energizer Holdings /1/                                 2,431                 89,461
BEVERAGES-NON-ALCOHOLIC (0.39%)
 Coca-Cola Enterprises                                  3,250                 65,520
BUILDING PRODUCTS-AIR & HEATING (0.86%)
 American Standard /1/                                  1,503                143,837
BUILDING-MAINTENANCE & SERVICE (0.51%)
 Ecolab                                                 3,135                 84,300
BUILDING-RESIDENTIAL & COMMERCIAL (0.44%)
 Centex                                                   751                 73,222
CABLE TV (0.34%)
 Cablevision Systems /1/                                2,767                 55,893
CASINO SERVICES (1.59%)
 International Game Technology                          8,063                264,063
CELLULAR TELECOMMUNICATIONS (0.11%)
 Crown Castle International /1/                         1,435                 18,167
COMMERCIAL BANKS (1.73%)
 Commerce Bancorp.                                      1,349                 65,211
 First Tennessee National                               1,653                 74,980
 Hudson United Bancorp                                  1,504                 54,580
 SouthTrust                                             2,937                 93,543
                                                                             288,314
COMMERCIAL SERVICE-FINANCE (1.24%)
 Dun & Bradstreet /1/                                     603                 28,070
 H&R Block                                              1,909                 89,895
 Moody's                                                1,526                 88,248
                                                                             206,213
COMMERCIAL SERVICES (0.63%)
 Corporate Executive Board /1/                          2,070                105,591
COMPUTER GRAPHICS (0.57%)
 Pixar /1/                                              1,381                 95,027
COMPUTER SERVICES (2.76%)
 Affiliated Computer Services /1/                       3,432                167,928
 Cognizant Technology Solutions /1/                     2,029                 92,096
 Computer Sciences /1/                                  2,156                 85,421
 FactSet Research Systems                                 935                 40,803
 Sungard Data Systems /1/                               2,631                 73,800
                                                                             460,048
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-INTEGRATED SYSTEMS (0.57%)
                                                                         $
 Synopsys /1/                                           2,974                 94,335
COMPUTERS-MEMORY DEVICES (1.69%)
 Maxtor /1/                                             1,673                 22,870
 SanDisk /1/                                            1,091                 87,935
 Storage Technology /1/                                 3,532                 85,121
 Veritas Software /1/                                   2,380                 86,037
                                                                             281,963
COMPUTERS-PERIPHERAL EQUIPMENT (0.88%)
 Lexmark International /1/                              1,998                147,073
CONTAINERS-METAL & GLASS (0.40%)
 Ball                                                   1,201                 67,496
CONTAINERS-PAPER & PLASTIC (0.54%)
 Sealed Air /1/                                         1,702                 90,597
COSMETICS & TOILETRIES (0.23%)
 Estee Lauder                                           1,012                 37,839
DATA PROCESSING & MANAGEMENT (2.87%)
 Fair, Isaac                                            2,424                154,603
 Fiserv /1/                                             4,711                166,392
 Global Payments                                        3,777                157,312
                                                                             478,307
DENTAL SUPPLIES & EQUIPMENT (0.46%)
 Dentsply International                                 1,719                 75,963
DIALYSIS CENTERS (0.51%)
 DaVita /1/                                             2,412                 84,661
DISTRIBUTION-WHOLESALE (0.66%)
 CDW                                                    1,838                110,372
DIVERSIFIED MANUFACTURING OPERATIONS (1.28%)
 Danaher                                                1,241                102,817
 ITT Industries                                         1,629                110,756
                                                                             213,573
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.86%)
 Aramark /1/                                            5,365                143,353
E-COMMERCE-SERVICES (0.11%)
 Monster Worldwide /1/                                    754                 19,204
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.26%)
 Sanmina /1/                                            4,156                 43,846
ELECTRONIC COMPONENTS-SEMICONDUCTOR (6.39%)
 Agere Systems /1/                                     18,260                 61,901
 Altera /1/                                             8,326                168,435
 Broadcom /1/                                           6,121                195,566
 International Rectifier /1/                            1,302                 62,145
 Intersil Holding                                       3,098                 79,897
 Microchip Technology                                   3,289                107,583
 National Semiconductor /1/                             4,515                183,445
 PMC - Sierra /1/                                       4,007                 72,807
 QLogic /1/                                             2,352                131,830
                                                                           1,063,609
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC FORMS (1.20%)
                                                                         $
 Adobe Systems                                          4,570                200,349
ELECTRONIC MEASUREMENT INSTRUMENTS (0.99%)
 Agilent Technologies /1/                               2,943                 73,339
 Tektronix                                              3,589                 92,130
                                                                             165,469
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.42%)
 Jacobs Engineering Group /1/                           1,500                 69,480
ENTERPRISE SOFTWARE & SERVICE (0.53%)
 Peoplesoft /1/                                         4,288                 89,019
ENTERTAINMENT SOFTWARE (1.38%)
 Electronic Arts /1/                                    2,321                229,872
FIDUCIARY BANKS (0.58%)
 Investors Financial Services                           2,747                 97,052
FILTRATION & SEPARATION PRODUCTS (0.54%)
 Pall                                                   3,873                 90,628
FINANCE-INVESTMENT BANKER & BROKER (1.20%)
 Legg Mason                                             2,402                199,966
FINANCE-MORTGAGE LOAN/BANKER (0.47%)
 Doral Financial                                        1,556                 78,578
FINANCIAL GUARANTEE INSURANCE (0.42%)
 Ambac Financial Group                                    992                 70,174
FOOD-CONFECTIONERY (0.73%)
 Hershey Foods                                          1,567                120,816
HEALTH CARE COST CONTAINMENT (1.47%)
 Caremark Rx /1/                                        6,746                168,988
 McKesson                                               2,527                 76,492
                                                                             245,480
HOTELS & MOTELS (1.05%)
 Marriott International                                 4,040                174,528
HUMAN RESOURCES (0.27%)
 Manpower                                                 957                 44,405
INTERNET BROKERS (0.88%)
 Ameritrade Holding /1/                                 4,846                 66,099
 E*trade Group /1/                                      7,859                 80,948
                                                                             147,047
INTERNET SECURITY (1.23%)
 Symantec /1/                                           3,070                204,615
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.74%)
 T. Rowe Price Group                                    2,991                123,080
LOTTERY SERVICES (0.44%)
 GTECH Holdings                                         1,623                 72,516
MACHINERY-GENERAL INDUSTRY (0.67%)
 Dover                                                  2,868                111,909
MACHINERY-PUMPS (0.54%)
 Graco                                                  2,372                 90,373
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INFORMATION SYSTEM (0.78%)
                                                                         $
 IMS Health                                             5,510                129,650
MEDICAL INSTRUMENTS (1.96%)
 Beckman Coulter                                        1,935                 96,073
 Biomet                                                 4,476                160,509
 Guidant                                                1,361                 69,425
                                                                             326,007
MEDICAL PRODUCTS (3.40%)
 Becton Dickinson                                       2,028                 74,144
 Henry Schein /1/                                       1,562                 96,922
 Stryker                                                  626                 50,775
 Varian Medical Systems /1/                             1,701                108,762
 Zimmer Holdings /1/                                    3,692                235,586
                                                                             566,189
MEDICAL-BIOMEDICAL/GENE (2.91%)
 Biogen /1/                                             3,126                126,509
 Chiron /1/                                             1,772                 96,805
 Icos /1/                                               2,124                 99,233
 Invitrogen /1/                                         1,390                 88,390
 Millennium Pharmaceuticals /1/                         4,621                 73,566
                                                                             484,503
MEDICAL-DRUGS (1.64%)
 Allergan                                               1,529                115,623
 Celgene /1/                                            1,533                 63,911
 Medimmune /1/                                          3,500                 93,310
                                                                             272,844
MEDICAL-GENERIC DRUGS (2.37%)
 Barr Laboratories /1/                                  1,759                135,038
 Mylan Laboratories                                     5,457                131,787
 Pharmaceutical Resources /1/                           1,174                 84,857
 Watson Pharmaceutical /1/                              1,076                 42,254
                                                                             393,936
MEDICAL-HMO (2.32%)
 Aetna                                                  1,649                 94,669
 Health Net /1/                                         3,832                121,053
 Mid Atlantic Medical Services /1/                      2,075                121,180
 Oxford Health Plans /1/                                1,240                 50,220
                                                                             387,122
MEDICAL-HOSPITALS (0.50%)
 Universal Health Services /1/                          1,769                 83,231
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.25%)
 Lincare Holdings /1/                                   1,074                 41,822
METAL-DIVERSIFIED (0.39%)
 Freeport-McMoran Copper & Gold                         1,662                 64,403
MULTIMEDIA (1.12%)
 Belo                                                   2,988                 81,453
 E.W. Scripps                                             669                 62,157
 Meredith                                                 870                 42,212
                                                                             185,822
NETWORKING PRODUCTS (1.41%)
 Emulex /1/                                             2,240                 63,437
 Foundry Networks /1/                                   2,879                 66,966
 Juniper Networks /1/                                   3,148                 56,632
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (CONTINUED)
                                                                         $
 Network Appliance /1/                                  1,925                 47,509
                                                                             234,544
OFFICE AUTOMATION & EQUIPMENT (0.50%)
 Pitney Bowes                                           2,026                 83,269
OFFICE FURNISHINGS-ORIGINAL (0.51%)
 HON Industries                                         2,057                 84,337
OIL & GAS DRILLING (0.11%)
 Patterson-UTI Energy /1/                                 617                 17,640
OIL COMPANY-EXPLORATION & PRODUCTION (1.40%)
 EOG Resources                                          3,555                149,807
 XTO Energy                                             3,534                 83,650
                                                                             233,457
OIL FIELD MACHINERY & EQUIPMENT (0.50%)
 Smith International /1/                                2,219                 82,613
OIL-FIELD SERVICES (0.92%)
 BJ Services /1/                                        4,650                152,566
PHARMACY SERVICES (0.79%)
 Express Scripts /1/                                    1,187                 65,190
 Omnicare                                               1,716                 65,791
                                                                             130,981
PUBLISHING-NEWSPAPERS (0.65%)
 Dow Jones                                              2,073                107,734
RADIO (0.25%)
 Radio One /1/                                          2,625                 41,738
RENTAL-AUTO & EQUIPMENT (0.38%)
 Rent-A-Center /1/                                      2,052                 64,146
RETAIL-APPAREL & SHOE (1.46%)
 Claire's Stores                                        2,479                 95,937
 Ross Stores                                            2,937                146,880
                                                                             242,817
RETAIL-AUTO PARTS (1.04%)
 Advance Auto Parts /1/                                   690                 53,972
 Autozone /1/                                           1,237                118,875
                                                                             172,847
RETAIL-BOOKSTORE (0.57%)
 Borders Group /1/                                      4,166                 94,360
RETAIL-CONSUMER ELECTRONICS (0.43%)
 RadioShack                                             2,415                 72,426
RETAIL-DISCOUNT (1.74%)
 Dollar General                                         7,470                167,851
 Dollar Tree Stores /1/                                 1,851                 70,671
 TJX                                                    2,408                 50,544
                                                                             289,066
RETAIL-JEWELRY (0.37%)
 Tiffany                                                1,297                 61,543
RETAIL-MAIL ORDER (0.66%)
 Williams-Sonoma /1/                                    3,118                110,159
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-OFFICE SUPPLIES (1.41%)
                                                                         $
 Staples /1/                                            8,778                235,426
RETAIL-RESTAURANTS (3.49%)
 Applebees International                                1,781                 66,805
 Brinker International /1/                              3,439                109,463
 CBRL Group                                             1,118                 43,323
 Starbucks /1/                                          5,633                178,003
 Yum! Brands /1/                                        5,387                183,912
                                                                             581,506
RETAIL-VIDEO RENTAL (0.39%)
 Blockbuster                                            3,338                 64,323
SAVINGS & LOANS-THRIFTS (0.62%)
 New York Community Bancorp                             2,833                102,555
SCHOOLS (0.87%)
 Career Education /1/                                   2,715                145,388
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.20%)
 Cypress Semiconductor /1/                              1,574                 33,778
SEMICONDUCTOR EQUIPMENT (2.15%)
 Kla-Tencor /1/                                         2,566                147,109
 Lam Research /1/                                       4,164                119,673
 Novellus Systems /1/                                   2,216                 91,499
                                                                             358,281
SOAP & CLEANING PRODUCTS (0.60%)
 Church & Dwight                                        2,662                 99,213
TELECOMMUNICATION EQUIPMENT (1.65%)
 ADC Telecommunications /1/                            20,292                 51,745
 Adtran                                                   652                 44,355
 Comverse Technology /1/                                6,880                124,115
 UTStarcom /1/                                          1,712                 53,928
                                                                             274,143
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (1.60%)
 CIENA /1/                                              6,512                 41,742
 Corning /1/                                           14,483                159,023
 JDS Uniphase /1/                                      18,365                 65,196
                                                                             265,961
TELECOMMUNICATION SERVICES (0.00%)
 McLeodUSA /1/                                        109,825                      -
TELEPHONE-INTEGRATED (0.60%)
 Qwest Communications International /1/                10,744                 37,926
 Sprint PCS /1/                                        14,370                 62,510
                                                                             100,436
TELEVISION (0.82%)
 Univision Communications /1/                           4,023                136,581
TEXTILE-HOME FURNISHINGS (0.63%)
 Mohawk Industries /1/                                  1,419                105,176
THERAPEUTICS (0.10%)
 Gilead Sciences /1/                                      306                 16,701
TRANSPORT-SERVICES (0.41%)
 C.H. Robinson Worldwide                                1,748                 68,487
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-TRUCK (0.63%)
                                                                         $
 J.B. Hunt Transport Services /1/                       3,563                 90,429
 Overnite                                                 694                 15,379
                                                                             105,808
WEB HOSTING & DESIGN (0.23%)
 Macromedia /1/                                         2,031                 38,812
WIRELESS EQUIPMENT (0.12%)
 American Tower /1/                                     1,694                 19,650
                                         TOTAL COMMON STOCKS              16,167,707

                                                   Principal
                                                     Amount                 Value
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.90%)
FINANCE-MORTGAGE LOAN/BANKER (2.90%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                   $                     $
  0.94%; 11/03/03                                     483,266                483,241
                                      TOTAL COMMERCIAL PAPER                 483,241
                                                                         -----------

                        TOTAL PORTFOLIO INVESTMENTS (99.99%)              16,650,948
CASH AND RECEIVABLES, NET OF LIABILITIES (0.01%)                                 875
                                  TOTAL NET ASSETS (100.00%)             $16,651,823
                                                                         -------------



/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           MIDCAP S&P 400 INDEX FUND

                                OCTOBER 31, 2003

                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (96.26%)
AEROSPACE & DEFENSE (0.17%)
                                                                         $
 Titan /1/                                              2,864                 60,488
AEROSPACE & DEFENSE EQUIPMENT (0.05%)
 Sequa /1/                                                373                 17,792
AGRICULTURAL CHEMICALS (0.08%)
 IMC Global                                             4,106                 28,701
AIRLINES (0.44%)
 Alaska Air Group /1/                                     950                 27,350
 JetBlue Airways /1/                                    2,254                130,011
                                                                             157,361
APPAREL MANUFACTURERS (0.64%)
 Coach /1/                                              6,480                229,846
APPLICATIONS SOFTWARE (0.30%)
 Keane /1/                                              2,274                 29,880
 National Instruments                                   1,842                 78,433
                                                                             108,313
AUCTION HOUSE & ART DEALER (0.07%)
 Sotheby's Holdings /1/                                 2,196                 23,387
AUDIO & VIDEO PRODUCTS (0.20%)
 Polycom /1/                                            3,527                 70,646
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.92%)
 ArvinMeritor                                           2,443                 41,018
 BorgWarner                                               964                 76,725
 Lear /1/                                               2,396                139,184
 Modine Manufacturing                                   1,218                 31,168
 Superior Industries International                        951                 40,417
                                                                             328,512
BATTERIES & BATTERY SYSTEMS (0.31%)
 Energizer Holdings /1/                                 3,015                110,952
BEVERAGES-NON-ALCOHOLIC (0.22%)
 PepsiAmericas                                          5,139                 76,982
BEVERAGES-WINE & SPIRITS (0.33%)
 Constellation Brands /1/                               3,725                116,853
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.10%)
 Dycom Industries /1/                                   1,707                 36,888
BUILDING PRODUCTS-AIR & HEATING (0.16%)
 York International                                     1,417                 56,312
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.20%)
 Martin Marietta Materials                              1,745                 71,493
BUILDING PRODUCTS-WOOD (0.18%)
 Rayonier                                               1,495                 62,865
BUILDING-HEAVY CONSTRUCTION (0.08%)
 Granite Construction                                   1,482                 29,625
BUILDING-MAINTENANCE & SERVICE (0.09%)
 Rollins                                                1,610                 32,715
BUILDING-RESIDENTIAL & COMMERCIAL (1.85%)
 DR Horton                                              5,545                220,691
 Hovnanian Enterprises /1/                              1,068                 86,807
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING-RESIDENTIAL & COMMERCIAL (CONTINUED)
                                                                         $
 Lennar                                                 2,809                258,007
 Toll Brothers /1/                                      2,606                 96,005
                                                                             661,510
CAPACITORS (0.11%)
 Kemet /1/                                              3,081                 40,823
CASINO HOTELS (0.62%)
 Boyd Gaming                                            2,287                 34,900
 Mandalay Resort Group                                  2,117                 83,092
 Park Place Entertainment /1/                          10,771                103,401
                                                                             221,393
CELLULAR TELECOMMUNICATIONS (0.07%)
 Price Communications /1/                               1,933                 24,298
CHEMICALS-DIVERSIFIED (0.35%)
 Lyondell Chemical                                      6,200                 88,660
 Olin                                                   2,083                 36,265
                                                                             124,925
CHEMICALS-SPECIALTY (0.97%)
 Albemarle                                              1,471                 39,452
 Cabot                                                  2,201                 61,408
 Cabot Microelectronics /1/                               877                 49,989
 Crompton                                               3,966                 21,258
 Cytec Industries /1/                                   1,393                 48,630
 Ferro                                                  1,455                 29,871
 Lubrizol                                               1,837                 55,661
 Minerals Technologies                                    717                 39,291
                                                                             345,560
COAL (0.31%)
 Arch Coal                                              1,874                 45,913
 Peabody Energy                                         1,933                 64,427
                                                                             110,340
COATINGS & PAINT (0.41%)
 RPM                                                    4,123                 59,577
 Valspar                                                1,801                 85,908
                                                                             145,485
COMMERCIAL BANKS (6.08%)
 Associated Banc                                        2,623                107,963
 Bank of Hawaii                                         2,093                 82,464
 Banknorth Group                                        5,749                180,059
 City National                                          1,730                104,163
 Colonial BancGroup                                     4,434                 69,525
 Commerce Bancorp.                                      2,671                129,116
 Compass Bancshares                                     4,483                169,368
 Cullen/Frost Bankers                                   1,836                 71,163
 FirstMerit                                             3,013                 77,675
 Greater Bay Bancorp                                    1,856                 50,038
 Hibernia                                               5,566                125,736
 M&T Bank                                               4,266                400,577
 Mercantile Bankshares                                  2,834                120,077
 National Commerce Financial                            7,296                200,421
 Provident Financial Group                              1,740                 51,243
 Silicon Valley Bancshares /1/                          1,231                 43,208
 TCF Financial                                          2,550                133,059
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                         $
 Westamerica Bancorp.                                   1,167                 58,420
                                                                           2,174,275
COMMERCIAL SERVICE-FINANCE (0.34%)
 Dun & Bradstreet /1/                                   2,633                122,566
COMMERCIAL SERVICES (0.17%)
 Plexus /1/                                             1,516                 26,211
 Quanta Services /1/                                    4,160                 34,029
                                                                              60,240
COMPUTER AIDED DESIGN (0.42%)
 Cadence Design Systems /1/                             9,683                149,021
COMPUTER SERVICES (1.57%)
 Affiliated Computer Services /1/                       4,739                231,879
 BISYS Group /1/                                        4,274                 61,118
 Ceridian /1/                                           5,283                110,943
 DST Systems /1/                                        4,125                156,008
                                                                             559,948
COMPUTERS-INTEGRATED SYSTEMS (1.31%)
 Diebold                                                2,586                147,557
 Jack Henry & Associates                                3,134                 62,617
 McData /1/                                             4,084                 42,188
 Mentor Graphics /1/                                    2,455                 41,121
 Synopsys /1/                                           5,540                175,729
                                                                             469,212
COMPUTERS-MEMORY DEVICES (0.95%)
 Quantum /1/                                            6,313                 19,633
 SanDisk /1/                                            2,782                224,229
 Storage Technology /1/                                 3,907                 94,159
                                                                             338,021
CONSULTING SERVICES (0.15%)
 Gartner /1/                                            4,511                 54,989
CONSUMER PRODUCTS-MISCELLANEOUS (0.36%)
 Blyth                                                  1,639                 45,859
 Dial /2/                                               3,421                 82,104
                                                                             127,963
CONTAINERS-PAPER & PLASTIC (0.47%)
 Longview Fibre                                         1,821                 19,576
 Packaging Corp. of America /1/                         3,719                 73,264
 Sonoco Products                                        3,454                 73,467
                                                                             166,307
DATA PROCESSING & MANAGEMENT (1.51%)
 Acxiom /1/                                             3,045                 48,416
 Certegy                                                2,362                 79,505
 Choicepoint /1/                                        3,066                107,433
 CSG Systems International /1/                          1,866                 21,440
 Fair, Isaac                                            1,719                109,638
 Reynolds & Reynolds                                    2,427                 65,917
 SEI Investments                                        3,742                108,967
                                                                             541,316
DECISION SUPPORT SOFTWARE (0.06%)
 Wind River Systems /1/                                 3,002                 20,113
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DENTAL SUPPLIES & EQUIPMENT (0.78%)
                                                                         $
 Dentsply International                                 2,817                124,483
 Patterson Dental /1/                                   2,431                155,536
                                                                             280,019
DIAGNOSTIC EQUIPMENT (0.14%)
 Cytyc /1/                                              3,912                 50,582
DIRECT MARKETING (0.27%)
 Catalina Marketing /1/                                 1,905                 33,623
 Harte-Hanks                                            3,166                 62,909
                                                                              96,532
DISTRIBUTION-WHOLESALE (1.02%)
 CDW                                                    2,951                177,208
 Fastenal                                               2,706                120,336
 Tech Data /1/                                          2,020                 66,498
                                                                             364,042
DIVERSIFIED MANUFACTURING OPERATIONS (1.62%)
 Brink's                                                1,935                 38,797
 Carlisle                                               1,095                 62,798
 Federal Signal                                         1,711                 25,306
 FMC /1/                                                1,258                 35,236
 Harsco                                                 1,452                 55,626
 Lancaster Colony                                       1,279                 50,789
 Pentair                                                1,761                 72,201
 SPX /1/                                                2,731                131,416
 Teleflex                                               1,411                 64,920
 Trinity Industries                                     1,649                 41,967
                                                                             579,056
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.22%)
 Viad                                                   3,152                 78,737
ELECTRIC PRODUCTS-MISCELLANEOUS (0.16%)
 Ametek                                                 1,180                 55,519
ELECTRIC-INTEGRATED (4.50%)
 ALLETE                                                 3,083                 93,137
 Alliant Energy                                         3,937                 94,724
 Black Hills                                            1,145                 36,835
 DPL /2/                                                4,512                 82,209
 Duquesne Light Holdings                                2,677                 43,019
 Energy East                                            5,200                116,740
 Great Plains Energy                                    2,468                 78,680
 Hawaiian Electric Industries                           1,336                 61,149
 Idacorp                                                1,363                 37,005
 MDU Resources Group                                    4,038                 91,380
 Northeast Utilities                                    4,764                 89,754
 NSTAR                                                  1,892                 88,356
 OGE Energy                                             3,041                 69,365
 Pepco Holdings                                         6,096                107,290
 PNM Resources                                          1,435                 40,582
 Puget Energy                                           3,354                 76,236
 Scana                                                  3,957                135,686
 Sierra Pacific Resources /1/                           4,179                 24,949
 Westar Energy                                          2,576                 51,468
 Wisconsin Energy                                       4,178                136,830
 WPS Resources                                          1,159                 51,378
                                                                           1,606,772
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS & ACCESSORIES (0.23%)
                                                                         $
 Integrated Circuit Systems /1/                         2,482                 83,321
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.60%)
 Gentex                                                 2,725                106,411
 Vishay Intertechnology /1/                             5,694                106,763
                                                                             213,174
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.24%)
 Cree /1/                                               2,614                 46,425
 Fairchild Semiconductor International /1/              4,184                 94,558
 International Rectifier /1/                            2,289                109,254
 Intersil Holding                                       4,930                127,145
 Lattice Semiconductor /1/                              4,012                 31,293
 Microchip Technology                                   7,308                239,045
 Semtech /1/                                            2,617                 58,097
 Silicon Laboratories /1/                               1,757                 94,843
                                                                             800,660
ELECTRONIC PARTS DISTRIBUTION (0.45%)
 Arrow Electronics /1/                                  3,596                 76,774
 Avnet /1/                                              4,262                 82,683
                                                                             159,457
ELECTRONICS-MILITARY (0.45%)
 L-3 Communications Holdings /1/                        3,438                160,692
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.26%)
 Jacobs Engineering Group /1/                           1,977                 91,575
ENTERPRISE SOFTWARE & SERVICE (0.36%)
 Advent Software /1/                                    1,158                 21,203
 Ascential Software /1/                                 2,073                 46,000
 Sybase /1/                                             3,380                 60,502
                                                                             127,705
ENTERTAINMENT SOFTWARE (0.13%)
 Activision /1/                                         3,142                 47,413
FIDUCIARY BANKS (0.45%)
 Investors Financial Services                           2,324                 82,107
 Wilmington Trust                                       2,351                 79,182
                                                                             161,289
FILTRATION & SEPARATION PRODUCTS (0.25%)
 Donaldson                                              1,547                 88,519
FINANCE-AUTO LOANS (0.21%)
 AmeriCredit /1/                                        5,574                 74,692
FINANCE-INVESTMENT BANKER & BROKER (1.02%)
 A.G. Edwards                                           2,836                114,858
 Investment Technology Group /1/                        1,686                 33,484
 LaBranche                                              2,125                 22,504
 Legg Mason                                             2,344                195,138
                                                                             365,984
FINANCIAL GUARANTEE INSURANCE (0.85%)
 PMI Group                                              3,345                127,880
 Radian Group                                           3,337                176,527
                                                                             304,407
FOOD-BAKING (0.07%)
 Interstate Bakeries                                    1,598                 23,459
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-CONFECTIONERY (0.39%)
                                                                         $
 J.M. Smucker                                           1,781                 77,954
 Tootsie Roll Industries                                1,848                 60,966
                                                                             138,920
FOOD-DAIRY PRODUCTS (0.47%)
 Dean Foods /1/                                         5,521                167,010
FOOD-MEAT PRODUCTS (0.57%)
 Hormel Foods                                           4,934                121,820
 Smithfield Foods /1/                                   3,891                 82,723
                                                                             204,543
FOOD-MISCELLANEOUS/DIVERSIFIED (0.09%)
 Sensient Technologies                                  1,673                 32,122
FOOD-RETAIL (0.43%)
 Ruddick                                                1,648                 26,302
 Whole Foods Market /1/                                 2,120                125,589
                                                                             151,891
FOOTWEAR & RELATED APPAREL (0.18%)
 Timberland /1/                                         1,269                 65,925
GAS-DISTRIBUTION (0.64%)
 AGL Resources                                          2,273                 63,985
 ONEOK                                                  2,680                 53,305
 Vectren                                                2,661                 62,800
 WGL Holdings                                           1,734                 47,945
                                                                             228,035
GOLF (0.12%)
 Callaway Golf                                          2,694                 43,778
HAZARDOUS WASTE DISPOSAL (0.19%)
 Stericycle /1/                                         1,496                 69,085
HEALTH CARE COST CONTAINMENT (0.23%)
 First Health Group /1/                                 3,384                 82,603
HOME FURNISHINGS (0.13%)
 Furniture Brands International /1/                     1,988                 48,229
HOSPITAL BEDS & EQUIPMENT (0.37%)
 Hillenbrand Industries                                 2,204                131,204
HOTELS & MOTELS (0.14%)
 Extended Stay America /1/                              3,385                 49,759
HUMAN RESOURCES (0.58%)
 Kelly Services                                         1,270                 31,115
 Korn/Ferry International /1/                           1,341                 11,720
 Manpower                                               2,772                128,621
 MPS Group /1/                                          3,637                 34,733
                                                                             206,189
INDUSTRIAL GASES (0.14%)
 Airgas                                                 2,617                 50,116
INSTRUMENTS-SCIENTIFIC (0.12%)
 Varian /1/                                             1,214                 43,473
INSURANCE (0.19%)
 HCC Insurance Holdings                                 2,272                 66,206
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE BROKERS (0.47%)
                                                                         $
 Arthur J. Gallagher                                    3,231                 94,313
 Brown & Brown                                          2,439                 74,267
                                                                             168,580
INTERNET BROKERS (0.37%)
 E*trade Group /1/                                     12,923                133,107
INTERNET FINANCIAL SERVICES (0.16%)
 IndyMac Bancorp                                        1,980                 58,212
INTERNET INFRASTRUCTURE EQUIPMENT (0.17%)
 Avocent /1/                                            1,654                 62,521
INTERNET INFRASTRUCTURE SOFTWARE (0.05%)
 Retek /1/                                              1,924                 19,298
INTERNET SECURITY (0.60%)
 CheckFree /1/                                          2,826                 77,800
 Internet Security Systems /1/                          1,774                 29,111
 Network Associates /1/                                 5,721                 79,694
 RSA Security /1/                                       2,094                 27,159
                                                                             213,764
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.73%)
 Eaton Vance                                            2,466                 86,014
 Neuberger Berman                                       2,498                108,288
 Waddell & Reed Financial                               2,952                 65,476
                                                                             259,778
LIFE & HEALTH INSURANCE (0.70%)
 AmerUs Group                                           1,394                 52,623
 Mony Group                                             1,675                 53,617
 Protective Life                                        2,458                 79,811
 Stancorp Financial Group                               1,039                 65,509
                                                                             251,560
LOTTERY SERVICES (0.26%)
 GTECH Holdings                                         2,069                 92,443
MACHINERY TOOLS & RELATED PRODUCTS (0.13%)
 Kennametal                                             1,262                 46,543
MACHINERY-FARM (0.14%)
 AGCO /1/                                               2,683                 48,294
MACHINERY-GENERAL INDUSTRY (0.17%)
 Nordson                                                1,203                 33,335
 Tecumseh Products                                        659                 27,006
                                                                              60,341
MACHINERY-PRINT TRADE (0.12%)
 Imation                                                1,267                 43,141
MACHINERY-PUMPS (0.29%)
 Flowserve /1/                                          1,971                 40,327
 Graco                                                  1,634                 62,255
                                                                             102,582
MEDICAL INSTRUMENTS (0.68%)
 Apogent Technologies /1/                               3,280                 71,996
 Beckman Coulter                                        2,174                107,939
 Edwards Lifesciences /1/                               2,209                 64,061
                                                                             243,996
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL LABORATORY & TESTING SERVICE (0.16%)
                                                                         $
 Covance /1/                                            2,196                 57,162
MEDICAL LASER SYSTEMS (0.12%)
 VISX /1/                                               1,712                 41,533
MEDICAL PRODUCTS (0.70%)
 Henry Schein /1/                                       1,550                 96,177
 Varian Medical Systems /1/                             2,435                155,694
                                                                             251,871
MEDICAL STERILIZATION PRODUCT (0.14%)
 Steris /1/                                             2,472                 51,467
MEDICAL-BIOMEDICAL/GENE (1.29%)
 Charles River Laboratories International
  /1/                                                   1,626                 52,422
 IDEC Pharmaceuticals /1/                               5,545                194,796
 Millennium Pharmaceuticals /1/                        10,654                169,612
 Protein Design Labs /1/                                3,340                 45,023
                                                                             461,853
MEDICAL-DRUGS (1.27%)
 ICN Pharmaceuticals                                    2,964                 57,235
 IVAX /1/                                               6,979                134,416
 Perrigo                                                2,497                 33,585
 Sepracor /1/                                           3,021                 80,449
 SICOR /1/                                              4,243                113,712
 Vertex Pharmaceuticals /1/                             2,746                 36,027
                                                                             455,424
MEDICAL-GENERIC DRUGS (1.40%)
 Barr Laboratories /1/                                  2,382                182,866
 Mylan Laboratories                                     9,571                231,139
 Pharmaceutical Resources /1/                           1,206                 87,170
                                                                             501,175
MEDICAL-HMO (1.25%)
 Coventry Health Care /1/                               2,135                116,891
 Health Net /1/                                         4,144                130,909
 Oxford Health Plans /1/                                2,959                119,839
 Pacificare Health Systems /1/                          1,339                 79,671
                                                                             447,310
MEDICAL-HOSPITALS (0.84%)
 Community Health Systems /1/                           3,514                 84,406
 LifePoint Hospitals /1/                                1,384                 35,583
 Triad Hospitals /1/                                    2,684                 82,480
 Universal Health Services /1/                          2,066                 97,205
                                                                             299,674
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.54%)
 Apria Healthcare Group /1/                             1,951                 56,579
 Lincare Holdings /1/                                   3,512                136,757
                                                                             193,336
METAL PROCESSORS & FABRICATION (0.22%)
 Precision Castparts                                    1,887                 77,612
MISCELLANEOUS INVESTING (1.54%)
 AMB Property                                           2,913                 87,361
 Highwoods Properties                                   1,904                 47,219
 Hospitality Properties Trust                           2,232                 81,847
 Liberty Property Trust                                 2,827                102,846
 Mack-Cali Realty                                       2,072                 78,094
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
                                                                         $
 New Plan Excel Realty Trust                            3,475                 78,883
 United Dominion Realty Trust                           4,282                 74,721
                                                                             550,971
MOTION PICTURES & SERVICES (0.11%)
 Macrovision /1/                                        1,738                 38,184
MULTI-LINE INSURANCE (1.04%)
 Allmerica Financial /1/                                1,892                 50,384
 American Financial Group                               2,485                 55,341
 Horace Mann Educators                                  1,524                 20,193
 Old Republic International                             4,309                154,865
 Unitrin                                                2,409                 89,133
                                                                             369,916
MULTIMEDIA (0.46%)
 Belo                                                   4,051                110,430
 Media General                                            834                 55,086
                                                                             165,516
NETWORKING PRODUCTS (0.26%)
 3Com /1/                                              13,135                 94,572
NON-HAZARDOUS WASTE DISPOSAL (0.37%)
 Republic Services                                      5,730                133,222
OFFICE FURNISHINGS-ORIGINAL (0.40%)
 Herman Miller                                          2,599                 59,699
 HON Industries                                         2,064                 84,624
                                                                             144,323
OIL & GAS DRILLING (0.98%)
 Ensco International                                    5,344                140,815
 Helmerich & Payne                                      1,787                 47,373
 Patterson-UTI Energy /1/                               2,886                 82,511
 Pride International /1/                                4,819                 78,935
                                                                             349,634
OIL COMPANY-EXPLORATION & PRODUCTION (1.90%)
 Forest Oil /1/                                         1,896                 44,461
 Murphy Oil                                             3,276                193,219
 Noble Energy                                           2,014                 79,996
 Pioneer Natural Resources /1/                          4,203                111,169
 Pogo Producing                                         2,266                 94,742
 XTO Energy                                             6,554                155,133
                                                                             678,720
OIL FIELD MACHINERY & EQUIPMENT (1.04%)
 Cooper Cameron /1/                                     1,954                 83,671
 FMC Technologies /1/                                   2,352                 47,228
 Grant Prideco /1/                                      4,330                 49,102
 National-Oilwell /1/                                   3,030                 57,782
 Smith International /1/                                3,569                132,874
                                                                             370,657
OIL REFINING & MARKETING (0.49%)
 Valero Energy                                          4,080                174,216
OIL-FIELD SERVICES (0.87%)
 Hanover Compressor /1/                                 2,598                 27,539
 Tidewater                                              2,161                 59,233
 Varco International /1/                                3,476                 61,143
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL-FIELD SERVICES (CONTINUED)
                                                                         $
 Weatherford International /1/                          4,683                162,734
                                                                             310,649
PAPER & RELATED PRODUCTS (0.43%)
 Bowater                                                1,975                 80,639
 P.H. Glatfelter                                        1,561                 19,903
 Potlatch                                               1,023                 31,979
 Wausau-Mosinee Paper                                   1,839                 22,730
                                                                             155,251
PHARMACY SERVICES (0.86%)
 AdvancePCS /1/                                         3,283                168,976
 Omnicare                                               3,614                138,561
                                                                             307,537
PIPELINES (0.92%)
 Aquila /1/                                             6,959                 27,488
 Equitable Resources                                    2,220                 91,464
 National Fuel Gas                                      2,901                 64,837
 Questar                                                2,956                 93,853
 Western Gas Resources                                  1,183                 50,278
                                                                             327,920
POULTRY (0.50%)
 Tyson Foods                                           12,499                178,361
POWER CONVERTER & SUPPLY EQUIPMENT (0.25%)
 Hubbell                                                2,120                 90,821
PRINTING-COMMERCIAL (0.23%)
 Banta                                                    907                 34,702
 Valassis Communications /1/                            1,855                 48,044
                                                                              82,746
PROPERTY & CASUALTY INSURANCE (1.30%)
 Fidelity National Financial                            5,238                161,959
 First American                                         2,768                 79,303
 Leucadia National                                      2,127                 89,334
 Ohio Casualty /1/                                      2,172                 33,232
 W.R. Berkley                                           2,966                101,704
                                                                             465,532
PUBLICLY TRADED INVESTMENT FUND (4.40%)
 iShares S&P MidCap 400 Fund                           14,293              1,573,659
PUBLISHING-BOOKS (0.12%)
 Scholastic /1/                                         1,401                 43,333
PUBLISHING-NEWSPAPERS (0.89%)
 Lee Enterprises                                        1,590                 67,034
 Washington Post                                          339                249,982
                                                                             317,016
PUBLISHING-PERIODICALS (0.15%)
 Readers Digest Association                             3,528                 51,967
RACETRACKS (0.23%)
 International Speedway                                 1,898                 80,741
RADIO (0.66%)
 Emmis Communications /1/                               1,939                 43,007
 Entercom Communications /1/                            1,831                 83,878
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RADIO (CONTINUED)
                                                                         $
 Westwood One /1/                                       3,608                107,988
                                                                             234,873
REINSURANCE (0.46%)
 Everest Re Group                                       1,978                164,075
RENTAL-AUTO & EQUIPMENT (0.39%)
 Rent-A-Center /1/                                      2,945                 92,061
 United Rentals /1/                                     2,744                 47,800
                                                                             139,861
RESORTS & THEME PARKS (0.05%)
 Six Flags /1/                                          3,303                 19,554
RETAIL-APPAREL & SHOE (1.38%)
 Abercrombie & Fitch /1/                                3,483                 99,266
 American Eagle Outfitters /1/                          2,534                 40,519
 Chico's FAS /1/                                        3,082                115,698
 Claire's Stores                                        1,743                 67,454
 Payless Shoesource /1/                                 2,427                 32,109
 Ross Stores                                            2,731                136,577
                                                                             491,623
RETAIL-ARTS & CRAFTS (0.32%)
 Michaels Stores                                        2,375                112,741
RETAIL-AUTO PARTS (0.23%)
 O'Reilly Automotive /1/                                1,924                 83,290
RETAIL-AUTOMOBILE (0.44%)
 Carmax                                                 3,690                116,272
 Copart /1/                                             3,203                 39,941
                                                                             156,213
RETAIL-BOOKSTORE (0.37%)
 Barnes & Noble /1/                                     2,307                 68,748
 Borders Group /1/                                      2,758                 62,469
                                                                             131,217
RETAIL-DISCOUNT (0.61%)
 BJ's Wholesale Club /1/                                2,473                 63,532
 Dollar Tree Stores /1/                                 4,079                155,736
                                                                             219,268
RETAIL-DRUG STORE (0.08%)
 Longs Drug Stores                                      1,333                 29,859
RETAIL-HOME FURNISHINGS (0.21%)
 Pier 1 Imports                                         3,197                 73,851
RETAIL-MAIL ORDER (0.41%)
 Williams-Sonoma /1/                                    4,148                146,549
RETAIL-MAJOR DEPARTMENT STORE (0.20%)
 Saks /1/                                               5,094                 70,807
RETAIL-PET FOOD & SUPPLIES (0.36%)
 PETsMART                                               5,047                129,254
RETAIL-REGIONAL DEPARTMENT STORE (0.23%)
 Neiman Marcus Group /1/                                1,697                 80,692
RETAIL-RESTAURANTS (1.75%)
 Applebees International                                1,978                 74,195
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (CONTINUED)
                                                                         $
 Bob Evans Farms                                        1,236                 36,536
 Brinker International /1/                              3,463                110,227
 CBRL Group                                             1,736                 67,270
 Cheesecake Factory /1/                                 1,835                 73,290
 Krispy Kreme Doughnuts /1/                             2,077                 89,976
 Outback Steakhouse /2/                                 2,672                112,224
 Ruby Tuesday                                           2,283                 62,440
                                                                             626,158
RETAIL-VARIETY STORE (0.21%)
 99 Cents Only Stores /1/                               2,543                 75,705
RUBBER-TIRES (0.07%)
 Bandag                                                   692                 25,327
SAVINGS & LOANS-THRIFTS (2.60%)
 Astoria Financial                                      2,869                 99,382
 Greenpoint Financial /2/                               4,898                152,573
 Independence Community Bank                            1,950                 71,663
 New York Community Bancorp                             4,936                178,683
 Roslyn Bancorp                                         2,704                 72,846
 Sovereign Bancorp                                     10,419                216,819
 Washington Federal                                     2,487                 65,508
 Webster Financial                                      1,629                 72,816
                                                                             930,290
SCHOOLS (1.32%)
 Career Education /1/                                   3,536                189,353
 Corinthian Colleges /1/                                1,562                 96,719
 DeVry /1/                                              2,495                 60,554
 Education Management /1/                               1,272                 80,365
 Sylvan Learning Systems /1/                            1,537                 43,497
                                                                             470,488
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.93%)
 Atmel /1/                                             16,721                 94,306
 Cypress Semiconductor /1/                              4,220                 90,561
 Integrated Device Technology /1/                       3,714                 58,310
 Micrel /1/                                             3,294                 54,351
 Triquint Semiconductor /1/                             4,785                 34,309
                                                                             331,837
SEMICONDUCTOR EQUIPMENT (0.54%)
 Credence Systems /1/                                   2,251                 36,714
 Lam Research /1/                                       4,524                130,020
 LTX /1/                                                1,767                 25,250
                                                                             191,984
SOAP & CLEANING PRODUCTS (0.15%)
 Church & Dwight                                        1,437                 53,557
STEEL PRODUCERS (0.06%)
 Carpenter Technology                                     797                 20,602
TELECOMMUNICATION EQUIPMENT (0.93%)
 Adtran                                                 1,377                 93,677
 Advanced Fibre Communication /1/                       3,055                 73,534
 CommScope /1/                                          2,112                 32,715
 Harris                                                 2,365                 88,025
 Plantronics /1/                                        1,564                 43,495
                                                                             331,446
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS (0.06%)
                                                                         $
 Newport /1/                                            1,382                 21,780
TELEPHONE-INTEGRATED (0.48%)
 Cincinnati Bell /1/ /2/                                8,709                 44,503
 Telephone & Data Systems /2/                           2,046                128,080
                                                                             172,583
TEXTILE-APPAREL (0.03%)
 Unifi /1/                                              1,920                  9,581
TEXTILE-HOME FURNISHINGS (0.49%)
 Mohawk Industries /1/                                  2,366                175,368
THERAPEUTICS (1.10%)
 Gilead Sciences /1/                                    7,182                391,994
TOBACCO (0.11%)
 Universal                                                886                 38,612
TRANSACTIONAL SOFTWARE (0.07%)
 Transaction Systems Architects /1/                     1,271                 25,420
TRANSPORT-AIR FREIGHT (0.25%)
 CNF                                                    1,770                 61,985
 EGL /1/                                                1,684                 27,466
                                                                              89,451
TRANSPORT-EQUIPMENT & LEASING (0.11%)
 Gatx                                                   1,751                 39,380
TRANSPORT-MARINE (0.22%)
 Alexander & Baldwin                                    1,478                 45,833
 Overseas Shipholding Group                             1,239                 33,775
                                                                              79,608
TRANSPORT-SERVICES (0.72%)
 C.H. Robinson Worldwide                                3,017                118,206
 Expeditors International of Washington                 3,733                140,137
                                                                             258,343
TRANSPORT-TRUCK (0.53%)
 J.B. Hunt Transport Services /1/                       2,822                 71,623
 Swift Transportation /1/                               2,975                 66,729
 Werner Enterprises                                     2,850                 51,414
                                                                             189,766
WATER (0.16%)
 Philadelphia Suburban                                  2,491                 58,837
WEB HOSTING & DESIGN (0.12%)
 Macromedia /1/                                         2,233                 42,673
WIRELESS EQUIPMENT (0.26%)
 Powerwave Technologies /1/                             2,250                 14,647
 RF Micro Devices /1/                                   6,574                 76,982
                                                                              91,629
                                         TOTAL COMMON STOCKS              34,394,917

                                                   Principal
                                                     Amount                 Value
--------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.12%)
FINANCE-MORTGAGE LOAN/BANKER (4.12%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                   $                     $
  0.94%; 11/03/03                                   1,473,728              1,473,651
                                      TOTAL COMMERCIAL PAPER               1,473,651
                                                                         -----------

                       TOTAL PORTFOLIO INVESTMENTS (100.38%)              35,868,568
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.38%)                           (136,398)
                                  TOTAL NET ASSETS (100.00%)             $35,732,170
                                                                         --------------



                                                         Unrealized
   Contract                   Opening       Current     Gain (Loss)
     Type       Commitment  Market Value  Market Value
--------------------------------------------------------------------
FUTURES CONTRACTS
4 MidCap 400      Buy        $1,056,625    $1,096,900      $40,275
December, 2003
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts.

                            SCHEDULE OF INVESTMENTS
                               MIDCAP VALUE FUND

                                OCTOBER 31, 2003

                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (95.67%)
AGRICULTURAL OPERATIONS (1.38%)
                                                                         $
 Monsanto                                              27,007                676,525
AIRLINES (0.49%)
 Delta Air Lines                                       18,470                240,479
APPLIANCES (0.76%)
 Whirlpool                                              5,300                373,491
APPLICATIONS SOFTWARE (0.52%)
 Citrix Systems /1/                                    10,030                253,558
AUDIO & VIDEO PRODUCTS (1.03%)
 Polycom /1/                                           25,180                504,355
AUTO-MEDIUM & HEAVY DUTY TRUCKS (1.38%)
 Paccar                                                 8,580                677,477
BATTERIES & BATTERY SYSTEMS (1.04%)
 Energizer Holdings /1/                                13,810                508,208
BEVERAGES-NON-ALCOHOLIC (0.86%)
 Coca-Cola Enterprises                                 21,050                424,368
BEVERAGES-WINE & SPIRITS (0.79%)
 Constellation Brands /1/                              12,380                388,361
BUILDING-RESIDENTIAL & COMMERCIAL (1.18%)
 Centex                                                 2,140                208,650
 Ryland Group                                           4,162                370,002
                                                                             578,652
CASINO HOTELS (1.43%)
 Mandalay Resort Group                                  8,540                335,195
 Park Place Entertainment /1/                          37,960                364,416
                                                                             699,611
CHEMICALS-SPECIALTY (0.99%)
 Cytec Industries /1/                                   5,030                175,597
 Engelhard                                             10,780                308,093
                                                                             483,690
COAL (0.58%)
 Peabody Energy                                         8,540                284,638
COMMERCIAL BANKS (10.06%)
 First Tennessee National                              17,260                782,914
 Hibernia                                              29,930                676,119
 Hudson United Bancorp                                 10,360                375,964
 Marshall & Ilsley                                     23,157                829,484
 Regions Financial                                      9,810                360,517
 SouthTrust                                             9,220                293,657
 UnionBanCal                                           10,260                555,784
 Westamerica Bancorp.                                   7,250                362,935
 Zions Bancorp                                         11,440                701,158
                                                                           4,938,532
COMPUTER SERVICES (1.79%)
 Affiliated Computer Services /1/                       8,330                407,587
 Computer Sciences /1/                                 11,850                469,497
                                                                             877,084
COMPUTERS-INTEGRATED SYSTEMS (0.79%)
 Diebold                                                6,780                386,867
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-MEMORY DEVICES (1.24%)
                                                                         $
 Storage Technology /1/                                11,080                267,028
 Veritas Software /1/                                   9,520                344,148
                                                                             611,176
DATA PROCESSING & MANAGEMENT (0.50%)
 Global Payments                                        5,910                246,152
DIVERSIFIED MANUFACTURING OPERATIONS (2.15%)
 Carlisle                                               7,670                439,874
 Eaton                                                  6,140                615,474
                                                                           1,055,348
ELECTRIC PRODUCTS-MISCELLANEOUS (0.41%)
 Molex                                                  6,400                200,896
ELECTRIC-INTEGRATED (7.19%)
 Constellation Energy Group                            10,140                368,792
 Edison International /1/                              33,870                667,577
 Entergy                                               12,500                673,750
 MDU Resources Group                                   22,740                514,606
 NiSource                                              17,400                360,354
 PPL                                                   17,400                694,608
 TXU                                                   10,890                248,510
                                                                           3,528,197
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.64%)
 Sanmina /1/                                           29,700                313,335
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.07%)
 Broadcom /1/                                           8,642                276,112
 International Rectifier /1/                            4,220                201,421
 Intersil Holding                                      10,900                281,111
 National Semiconductor /1/                             6,334                257,350
                                                                           1,015,994
ELECTRONIC MEASUREMENT INSTRUMENTS (1.04%)
 Agilent Technologies /1/                               7,050                175,686
 Tektronix                                             13,130                337,047
                                                                             512,733
ELECTRONICS-MILITARY (0.74%)
 L-3 Communications Holdings /1/                        7,790                364,105
ENTERPRISE SOFTWARE & SERVICE (0.68%)
 Peoplesoft /1/                                        16,100                334,236
FILTRATION & SEPARATION PRODUCTS (0.76%)
 Pall                                                  16,010                374,634
FINANCE-INVESTMENT BANKER & BROKER (1.88%)
 Bear Stearns                                           6,510                496,387
 Legg Mason                                             5,120                426,240
                                                                             922,627
FINANCE-MORTGAGE LOAN/BANKER (0.38%)
 Countrywide Credit Industries                          1,770                186,062
FINANCIAL GUARANTEE INSURANCE (2.61%)
 Ambac Financial Group                                 11,000                778,140
 Radian Group                                           9,500                502,550
                                                                           1,280,690
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-CONFECTIONERY (0.90%)
                                                                         $
 Hershey Foods                                          5,760                444,096
FOOD-DAIRY PRODUCTS (0.81%)
 Dean Foods /1/                                        13,154                397,909
GAS-DISTRIBUTION (0.70%)
 Sempra Energy                                         12,380                344,164
HOTELS & MOTELS (1.20%)
 Marriott International                                13,667                590,414
INDUSTRIAL AUTOMATION & ROBOTS (1.38%)
 Rockwell International                                21,887                679,591
INDUSTRIAL GASES (1.05%)
 Praxair                                                7,400                514,892
INTERNET FINANCIAL SERVICES (1.11%)
 IndyMac Bancorp                                       18,470                543,018
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.35%)
 Franklin Resources                                    13,980                662,932
LEISURE & RECREATION PRODUCTS (0.79%)
 Brunswick                                             13,020                386,303
LIFE & HEALTH INSURANCE (1.81%)
 Lincoln National                                      22,240                888,043
MACHINERY-GENERAL INDUSTRY (0.74%)
 Dover                                                  9,300                362,886
MEDICAL-BIOMEDICAL/GENE (1.40%)
 Icos /1/                                               8,970                419,079
 Millennium Pharmaceuticals /1/                        16,720                266,182
                                                                             685,261
MEDICAL-GENERIC DRUGS (0.94%)
 Watson Pharmaceutical /1/                             11,810                463,779
MEDICAL-HMO (1.96%)
 Aetna                                                  9,180                527,024
 Health Net /1/                                        13,770                434,994
                                                                             962,018
MISCELLANEOUS INVESTING (7.32%)
 Boston Properties                                      7,470                330,547
 CBL & Associates Properties                            5,760                307,008
 Developers Diversified Realty                         11,365                328,449
 General Growth Properties                              7,130                545,445
 iStar Financial                                       15,840                602,870
 Kimco Realty                                          13,660                569,076
 Pan Pacific Retail Properties                          1,939                 85,995
 Regency Centers                                        9,070                336,316
 Simon Property Group                                  10,780                485,962
                                                                           3,591,668
MULTI-LINE INSURANCE (2.20%)
 Hartford Financial Services                            6,510                357,399
 Old Republic International                            20,070                721,316
                                                                           1,078,715
MULTIMEDIA (1.47%)
 Belo                                                  17,600                479,776
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTIMEDIA (CONTINUED)
                                                                         $
 Media General                                          3,700                244,385
                                                                             724,161
OIL COMPANY-EXPLORATION & PRODUCTION (1.67%)
 Burlington Resources                                   7,890                383,770
 Newfield Exploration /1/                              10,980                436,235
                                                                             820,005
OIL COMPANY-INTEGRATED (2.15%)
 Marathon Oil                                          18,870                557,986
 Occidental Petroleum                                  14,090                496,813
                                                                           1,054,799
PAPER & RELATED PRODUCTS (1.47%)
 Boise Cascade                                         13,130                368,297
 Georgia-Pacific                                       13,430                352,940
                                                                             721,237
PIPELINES (0.88%)
 Williams                                              42,350                431,970
PROPERTY & CASUALTY INSURANCE (1.78%)
 First American                                        13,030                373,309
 W.R. Berkley                                          14,600                500,634
                                                                             873,943
REINSURANCE (1.39%)
 Everest Re Group                                       8,220                681,849
RENTAL-AUTO & EQUIPMENT (0.55%)
 Rent-A-Center /1/                                      8,590                268,523
RETAIL-BOOKSTORE (0.81%)
 Borders Group /1/                                     17,610                398,867
RETAIL-DRUG STORE (0.95%)
 Rite Aid /1/                                          81,750                468,428
RETAIL-HAIR SALONS (0.72%)
 Regis                                                  9,290                353,206
RETAIL-REGIONAL DEPARTMENT STORE (1.28%)
 Federated Department Stores                           13,240                629,562
RETAIL-RESTAURANTS (1.14%)
 Brinker International /1/                              7,370                234,587
 CBRL Group                                             8,430                326,663
                                                                             561,250
RETAIL-VIDEO RENTAL (0.41%)
 Blockbuster                                           10,570                203,684
SAVINGS & LOANS-THRIFTS (0.58%)
 New York Community Bancorp                             7,800                282,360
TELECOMMUNICATION EQUIPMENT (1.31%)
 ADC Telecommunications /1/                           119,450                304,598
 Comverse Technology /1/                               18,680                336,987
                                                                             641,585
TELECOMMUNICATION SERVICES (0.81%)
 Citizens Communications /1/                           31,953                397,815
                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEVISION (0.99%)
                                                                         $
 Univision Communications /1/                          14,320                486,164
TEXTILE-HOME FURNISHINGS (0.77%)
 Mohawk Industries /1/                                  5,120                379,494
TOYS (0.98%)
 Hasbro                                                22,008                479,774
TRANSPORT-TRUCK (0.54%)
 J.B. Hunt Transport Services /1/                       8,760                222,329
 Overnite                                               1,875                 41,550
                                                                             263,879
                                         TOTAL COMMON STOCKS              46,960,325

                                                   Principal
                                                     Amount                 Value
--------------------------------------------------------------------------------------------
BONDS (1.41%)
BUILDING-RESIDENTIAL & COMMERCIAL (0.51%)
 Lennar /1/
                                                   $                     $
  0.00%; 04/04/21                                     370,000                250,213
FINANCE-MORTGAGE LOAN/BANKER (0.63%)
 Countrywide Financial /1/
  0.00%; 02/08/31                                     250,000                310,937
RETAIL-RESTAURANTS (0.27%)
 Brinker International /1/
  0.00%; 10/10/21                                     200,000                133,500
                                                 TOTAL BONDS                 694,650

                                                   Principal
                                                     Amount                 Value
--------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.30%)
FINANCE-MORTGAGE LOAN/BANKER (4.30%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
  0.94%; 11/03/03                                   2,111,865              2,111,755
                                      TOTAL COMMERCIAL PAPER               2,111,755
                                                                         -----------

                       TOTAL PORTFOLIO INVESTMENTS (101.38%)              49,766,729
LIABILITIES, NET OF CASH AND RECEIVABLES (-1.38%)                           (679,371)
                                  TOTAL NET ASSETS (100.00%)             $49,087,358
                                                                         --------------


/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MONEY MARKET FUND

                                OCTOBER 31, 2003

                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (98.32%)
ASSET BACKED SECURITIES (13.42%)
 CAFCO
                                                           $                     $
  1.06%; 12/09/03                                           1,000,000                 998,881
  1.07%; 01/16/04                                           1,475,000               1,471,668
  1.08%; 01/15/04                                             900,000                 897,975
  1.08%; 01/20/04                                           1,000,000                 997,600
 CRC Funding
  1.06%; 11/04/03                                             800,000                 799,929
  1.06%; 12/18/03                                             700,000                 699,031
  1.07%; 11/05/03                                             600,000                 599,929
  1.07%; 12/10/03                                             800,000                 799,073
  1.08%; 01/14/04                                           1,000,000                 997,780
 CXC
  1.02%; 01/28/04                                             800,000                 797,888
  1.06%; 12/17/03                                             700,000                 699,052
  1.07%; 11/20/03                                             700,000                 699,605
  1.07%; 11/21/03                                             600,000                 599,643
  1.08%; 12/05/03                                             800,000                 799,184
 FCAR Owner Trust I
  1.02%; 11/07/03                                             700,000                 699,881
  1.02%; 11/12/03                                             700,000                 699,782
  1.02%; 11/13/03                                             700,000                 699,762
  1.04%; 11/06/03                                             800,000                 799,884
  1.05%; 01/13/04                                             700,000                 698,510
  1.06%; 12/04/03                                             700,000                 699,320
  1.09%; 11/12/03                                             700,000                 699,769
 Yorktown Capital
  1.06%; 12/12/03                                             800,000                 799,034
  1.08%; 01/08/04                                             800,000                 798,368
                                                                                   18,451,548
BEVERAGES-NON-ALCOHOLIC (0.62%)
 Coca-Cola
  1.04%; 12/09/03                                             850,000                 849,067
CHEMICALS-DIVERSIFIED (2.99%)
 E. I. Du Pont de Nemours
  1.04%; 12/03/03                                             870,000                 869,196
  1.04%; 12/05/03                                             695,000                 694,318
  1.05%; 11/24/03                                             800,000                 799,463
  1.06%; 12/16/03                                           1,000,000                 998,675
  1.06%; 12/17/03                                             750,000                 748,984
                                                                                    4,110,636
COMMERCIAL BANKS (5.94%)
 Nordea North America
  1.06%; 11/07/03                                             800,000                 799,859
  1.06%; 12/18/03                                             460,000                 459,363
  1.07%; 11/26/03                                             700,000                 699,480
  1.08%; 12/29/03                                             720,000                 718,747
  1.08%; 01/06/04                                             700,000                 698,614
  1.09%; 01/06/04                                             720,000                 718,561
  1.09%; 01/15/04                                             800,000                 798,183
 Svenska Handelsbanken
  1.05%; 12/08/03                                             545,000                 544,412
  1.06%; 12/30/03                                             750,000                 748,697
  1.07%; 12/08/03                                             700,000                 699,234
  1.08%; 12/04/03                                             660,000                 659,350
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
 Svenska Handelsbanken (continued)
                                                           $                     $
  1.09%; 01/26/04                                             630,000                 628,367
                                                                                    8,172,867
DIVERSIFIED FINANCIAL SERVICES (7.94%)
 Amstel Funding
  0.95%; 12/19/03                                             700,000                 699,113
  1.07%; 11/13/03                                             800,000                 799,715
  1.07%; 12/22/03                                             934,000                 932,584
  1.08%; 12/11/03                                             800,000                 799,044
  1.10%; 01/28/04                                             800,000                 797,849
  1.12%; 03/25/04                                             600,000                 597,293
  1.22%; 11/05/03                                             800,000                 799,891
 Citigroup
  1.14%; 02/12/04                                             800,000                 797,391
 General Electric Capital
  1.06%; 12/15/03                                             580,000                 579,249
  1.07%; 11/10/03                                             685,000                 684,817
  1.07%; 12/03/03                                             800,000                 799,239
  1.07%; 12/10/03                                             610,000                 609,293
  1.07%; 01/05/04                                             525,000                 523,986
  1.09%; 02/13/04                                             705,000                 702,780
  1.10%; 01/22/04                                             800,000                 797,996
                                                                                   10,920,240
FINANCE-AUTO LOANS (1.93%)
 Paccar Financial
  1.04%; 11/20/03                                             800,000                 799,561
  1.05%; 11/05/03                                             690,000                 689,919
  1.05%; 12/01/03                                             665,000                 664,418
  1.21%; 01/16/04                                             500,000                 498,723
                                                                                    2,652,621
FINANCE-COMMERCIAL (2.98%)
 CIT Group
  1.07%; 12/05/03                                             700,000                 699,292
  1.07%; 12/15/03                                             800,000                 798,954
  1.08%; 11/03/03                                           1,000,000                 999,940
  1.10%; 11/17/03                                             700,000                 699,658
  1.12%; 02/18/04                                             900,000                 896,948
                                                                                    4,094,792
FINANCE-CONSUMER LOANS (4.55%)
 American General Finance
  1.05%; 11/25/03                                           1,000,000                 999,300
 Household Finance
  1.05%; 12/02/03                                             700,000                 699,367
  1.08%; 01/07/04                                             900,000                 898,191
  1.08%; 01/28/04                                             800,000                 797,888
  1.09%; 01/02/04                                             800,000                 798,498
  1.09%; 01/12/04                                           1,000,000                 997,820
  1.09%; 01/22/04                                             405,000                 403,995
  1.09%; 01/29/04                                             665,000                 663,208
                                                                                    6,258,267
FINANCE-CREDIT CARD (1.60%)
 American Express Credit
  1.03%; 12/23/03                                             800,000                 798,810
  1.04%; 11/26/03                                             700,000                 699,494
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-CREDIT CARD (CONTINUED)
 American Express Credit (continued)
                                                           $                     $
  1.04%; 12/04/03                                             700,000                 699,333
                                                                                    2,197,637
FINANCE-INVESTMENT BANKER & BROKER (15.96%)
 Bear Stearns
  1.07%; 01/09/04                                           1,000,000                 997,949
  1.07%; 02/11/04                                             700,000                 697,878
  1.08%; 02/06/04                                             800,000                 797,672
  1.10%; 01/29/04                                             700,000                 698,096
 BNP Paribas Finance
  1.10%; 03/16/04                                             915,000                 911,215
 Citigroup Global Markets Holdings
  1.05%; 11/12/03                                             710,000                 709,772
  1.06%; 11/13/03                                             400,000                 399,860
  1.06%; 11/14/03                                             715,000                 714,726
  1.06%; 11/18/03                                             700,000                 699,650
  1.08%; 01/27/04                                             900,000                 897,651
 Goldman Sachs Group
  0.92%; 01/20/04                                             700,000                 698,569
  1.03%; 11/17/03                                             630,000                 629,712
  1.03%; 11/18/03                                             700,000                 699,660
  1.23%; 11/19/03                                             600,000                 599,631
  1.30%; 11/04/03                                           1,095,000               1,094,906
 ING U.S. Funding
  1.05%; 12/03/03                                             625,000                 624,417
  1.06%; 12/18/03                                             700,000                 699,031
  1.07%; 02/05/04                                             760,000                 757,831
  1.11%; 03/30/04                                             800,000                 796,300
 JP Morgan
  1.05%; 11/03/03                                             600,000                 599,965
  1.05%; 01/21/04                                             700,000                 698,346
  1.05%; 01/27/04                                             700,000                 698,224
  1.09%; 01/21/04                                             640,000                 638,430
  1.10%; 02/03/04                                             565,000                 563,377
  1.10%; 02/09/04                                             800,000                 797,556
 Morgan Stanley Group
  1.06%; 11/19/03                                             700,000                 699,629
  1.07%; 12/11/03                                             830,000                 829,013
  1.07%; 12/18/03                                             700,000                 699,022
  1.07%; 01/06/04                                             800,000                 798,431
  1.08%; 01/02/04                                             800,000                 798,512
                                                                                   21,945,031
FINANCE-MORTGAGE LOAN/BANKER (8.11%)
 Federal Home Loan Bank
  1.05%; 01/14/04                                             900,000                 898,058
 Federal Home Loan Mortgage
  1.00%; 11/06/03                                             535,000                 534,926
  1.03%; 12/30/03                                             600,000                 598,992
  1.06%; 02/04/04                                             700,000                 698,042
  1.07%; 11/17/03                                             700,000                 699,666
  1.08%; 02/19/04                                             805,000                 802,344
  1.08%; 02/23/04                                             840,000                 837,127
  1.09%; 02/02/04                                             830,000                 827,684
 Federal National Mortgage
                        Association
  1.05%; 11/14/03                                             560,000                 559,788
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Federal National Mortgage
                        Association
  (continued)
                                                           $                     $
  1.06%; 11/18/03                                             875,000                 874,562
  1.06%; 01/07/04                                             800,000                 798,429
  1.07%; 12/10/03                                             645,000                 644,287
  1.08%; 02/11/04                                             870,000                 867,338
  1.09%; 03/10/04                                             700,000                 697,245
  1.11%; 02/04/04                                             825,000                 822,583
                                                                                   11,161,071
FINANCE-OTHER SERVICES (11.26%)
 ABN-AMRO North America Finance
  1.07%; 01/09/04                                             810,000                 808,339
 Caterpillar Financial Services
  1.04%; 12/26/03                                             700,000                 698,888
  1.06%; 12/02/03                                             820,000                 819,251
  1.07%; 02/02/04                                             690,000                 688,093
  1.09%; 04/01/04                                             900,000                 895,858
  1.11%; 03/22/04                                             900,000                 896,059
  1.15%; 05/03/04                                             645,000                 641,209
 Commoloco
  1.06%; 11/10/03                                             700,000                 699,814
  1.06%; 11/21/03                                             500,000                 499,706
  1.06%; 11/24/03                                             700,000                 699,526
  1.06%; 12/08/03                                             800,000                 799,128
  1.07%; 01/30/04                                             700,000                 698,127
  1.08%; 01/08/04                                             700,000                 698,572
  1.10%; 02/05/04                                             600,000                 598,240
 Delaware Funding
  1.08%; 01/13/04                                             800,000                 798,232
 Private Export Funding
  0.93%; 12/15/03                                             760,000                 759,136
  1.02%; 01/15/04                                             600,000                 598,725
 Sheffield Receivables
  1.07%; 12/17/03                                           1,700,000               1,697,676
  1.09%; 01/13/04                                             700,000                 698,453
  1.09%; 01/14/04                                             800,000                 798,208
                                                                                   15,491,240
LIFE & HEALTH INSURANCE (3.06%)
 AIG Funding
  1.04%; 11/20/03                                             785,000                 784,569
  1.04%; 12/02/03                                             900,000                 899,194
  1.04%; 12/12/03                                             880,000                 878,958
  1.06%; 01/12/04                                             800,000                 798,304
  1.08%; 01/23/04                                             850,000                 847,883
                                                                                    4,208,908
METAL-DIVERSIFIED (1.81%)
 Rio Tinto
  1.05%; 12/16/03                                           1,000,000                 998,687
  1.08%; 01/23/04                                             800,000                 798,008
  1.10%; 02/10/04                                             700,000                 697,840
                                                                                    2,494,535
MONEY CENTER BANKS (5.58%)
 Citicorp
  1.05%; 12/19/03                                             910,000                 908,726
  1.08%; 01/26/04                                             710,000                 708,168
                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
MONEY CENTER BANKS (CONTINUED)
 HBOS Treasury Services
                                                           $                     $
  1.05%; 11/21/03                                             870,000                 869,492
  1.06%; 11/10/03                                             700,000                 699,815
  1.06%; 11/14/03                                             700,000                 699,732
  1.08%; 11/25/03                                             600,000                 599,568
  1.08%; 12/22/03                                             800,000                 798,776
  1.10%; 02/24/04                                             800,000                 797,189
  1.16%; 11/19/03                                             900,000                 899,478
 JP Morgan Chase
  1.06%; 11/06/03                                             700,000                 699,897
                                                                                    7,680,841
OIL COMPANY-INTEGRATED (3.83%)
 Shell Finance
  1.06%; 12/01/03                                             700,000                 699,382
  1.06%; 12/11/03                                             700,000                 699,176
  1.06%; 12/19/03                                             730,000                 728,968
  1.07%; 12/30/03                                             700,000                 698,772
  1.07%; 02/10/04                                             800,000                 797,598
  1.08%; 03/02/04                                             800,000                 797,072
  1.08%; 03/16/04                                             850,000                 846,532
                                                                                    5,267,500
REGIONAL BANKS (1.96%)
 Bank One
  1.32%; 11/28/03                                             300,000                 300,000
 Wells Fargo
  1.04%; 12/29/03                                             700,000                 698,827
  1.05%; 12/23/03                                           1,000,000                 998,483
  1.05%; 12/26/03                                             700,000                 698,877
                                                                                    2,696,187
SPECIAL PURPOSE ENTITY (3.60%)
 Cortez Capital
  1.05%; 11/24/03                                             810,000                 809,457
 Tulip Funding
  1.05%; 11/03/03                                             700,000                 699,959
  1.05%; 12/01/03                                             800,000                 799,300
  1.06%; 11/07/03                                             555,000                 554,902
  1.08%; 12/29/03                                             600,000                 598,956
  1.09%; 01/21/04                                             700,000                 698,283
  1.11%; 01/26/04                                             800,000                 797,879
                                                                                    4,958,736
TELEPHONE COMMUNICATION (1.18%)
 Telstra
  1.06%; 12/31/03                                             700,000                 698,763
  1.07%; 12/31/03                                             920,000                 918,360
                                                                                    1,617,123
                                              TOTAL COMMERCIAL PAPER              135,228,847

                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
BONDS (1.73%)
AEROSPACE & DEFENSE EQUIPMENT (0.23%)
 United Technologies
                                                           $                     $
  6.63%; 11/15/04                                             300,000                 315,651
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.22%)
 Vulcan Materials
  5.75%; 04/01/04                                             300,000                 305,331
COMMERCIAL BANKS (0.23%)
 Svenska Handelsbanken
  8.35%; 07/15/04                                             300,000                 315,281
FINANCE-INVESTMENT BANKER & BROKER (0.30%)
 JP Morgan
  5.75%; 02/25/04                                             200,000                 202,729
 Morgan Stanley
  5.63%; 01/20/04                                             200,000                 201,843
                                                                                      404,572
FINANCE-OTHER SERVICES (0.30%)
 Caterpillar Financial Services
  6.88%; 08/01/04                                             400,000                 416,742
FOOD-MISCELLANEOUS/DIVERSIFIED (0.07%)
 Unilever Capital
  6.75%; 11/01/03                                             100,000                 100,000
MONEY CENTER BANKS (0.23%)
 Bank of America
  7.75%; 08/15/04                                             300,000                 314,726
TELEPHONE-INTEGRATED (0.15%)
 SBC Communications
  4.18%; 06/05/04                                             200,000                 203,487
                                                         TOTAL BONDS                2,375,790
                                                                                 ------------

                               TOTAL PORTFOLIO INVESTMENTS (100.05%)              137,604,637
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.05%)                                     (72,830)
                                          TOTAL NET ASSETS (100.00%)             $137,531,807
                                                                                 ---------------


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS LARGECAP BLEND FUND

                                OCTOBER 31, 2003

                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (96.35%)
ADVERTISING AGENCIES (0.86%)
                                                                      $
 Interpublic Group                                  59,200                 880,896
 Omnicom Group                                      27,500               2,194,500
                                                                         3,075,396
AEROSPACE & DEFENSE (0.65%)
 Raytheon                                           87,800               2,324,944
AEROSPACE & DEFENSE EQUIPMENT (0.71%)
 Lockheed Martin                                    54,700               2,535,892
APPLICATIONS SOFTWARE (2.91%)
 Intuit /1/                                         31,200               1,559,376
 Microsoft                                         337,800               8,833,470
                                                                        10,392,846
ATHLETIC FOOTWEAR (0.66%)
 Nike                                               36,600               2,338,740
BEVERAGES-NON-ALCOHOLIC (2.60%)
 Coca-Cola                                         109,000               5,057,600
 Pepsico                                            88,150               4,215,333
                                                                         9,272,933
BROADCASTING SERVICES & PROGRAMMING (0.51%)
 Clear Channel Communications                       44,900               1,832,818
CABLE TV (0.69%)
 Comcast /1/                                        72,400               2,455,808
CELLULAR TELECOMMUNICATIONS (0.01%)
 Vodafone Group                                      1,200                  25,380
COMMERCIAL SERVICE-FINANCE (0.01%)
 H&R Block                                             500                  23,545
COMPUTERS (4.17%)
 Apple Computer /1/                                105,200               2,408,028
 Hewlett-Packard                                   333,700               7,444,847
 International Business Machines                    56,200               5,028,776
                                                                        14,881,651
COMPUTERS-INTEGRATED SYSTEMS (1.06%)
 Dell /1/                                          105,200               3,799,824
COMPUTERS-MEMORY DEVICES (0.91%)
 EMC /1/                                           235,600               3,260,704
COMPUTERS-PERIPHERAL EQUIPMENT (0.93%)
 Lexmark International /1/                          45,300               3,334,533
COSMETICS & TOILETRIES (1.77%)
 Gillette                                           56,400               1,799,160
 Procter & Gamble                                   45,900               4,511,511
                                                                         6,310,671
DATA PROCESSING & MANAGEMENT (0.71%)
 First Data                                         71,500               2,552,550
DIVERSIFIED FINANCIAL SERVICES (2.42%)
 Citigroup                                         182,300               8,641,020
DIVERSIFIED MANUFACTURING OPERATIONS (7.40%)
 3M                                                 68,100               5,371,047
 Danaher                                            39,800               3,297,430
 Eaton                                              38,600               3,869,264
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                      $
 General Electric                                  266,400               7,728,264
 Textron                                            64,300               3,195,067
 Tyco International                                141,300               2,950,344
                                                                        26,411,416
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.76%)
 Cendant /1/                                       132,000               2,696,760
ELECTRIC-INTEGRATED (2.39%)
 Cinergy                                            87,400               3,173,494
 FirstEnergy                                        52,300               1,798,597
 FPL Group                                          19,400               1,236,556
 NiSource                                          112,400               2,327,804
                                                                         8,536,451
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.89%)
 Intel                                             245,800               8,123,690
 Texas Instruments                                  76,100               2,200,812
                                                                        10,324,502
ENTERPRISE SOFTWARE & SERVICE (0.71%)
 Oracle /1/                                        212,900               2,546,284
FIDUCIARY BANKS (0.96%)
 Bank of New York                                  109,400               3,412,186
FINANCE-CONSUMER LOANS (0.21%)
 SLM                                                19,000                 744,040
FINANCE-CREDIT CARD (0.60%)
 MBNA                                               86,200               2,133,450
FINANCE-INVESTMENT BANKER & BROKER (1.55%)
 Lehman Brothers Holdings                           63,400               4,564,800
 Morgan Stanley                                     17,400                 954,738
                                                                         5,519,538
FINANCE-MORTGAGE LOAN/BANKER (1.04%)
 Federal Home Loan Mortgage                         25,500               1,431,315
 Federal National Mortgage Association              31,600               2,265,404
                                                                         3,696,719
FOOD-CONFECTIONERY (0.57%)
 Wm. Wrigley Jr.                                    36,000               2,030,400
FOOD-MISCELLANEOUS/DIVERSIFIED (0.45%)
 Sara Lee                                           80,800               1,610,344
FOOD-RETAIL (0.90%)
 Kroger /1/                                        183,500               3,209,415
GAS-DISTRIBUTION (0.58%)
 Sempra Energy                                      74,500               2,071,100
INSTRUMENTS-CONTROLS (0.87%)
 Johnson Controls                                   28,800               3,096,864
LIFE & HEALTH INSURANCE (0.80%)
 Lincoln National                                   71,900               2,870,967
MACHINERY-CONSTRUCTION & MINING (0.67%)
 Caterpillar                                        32,600               2,388,928
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-FARM (0.55%)
                                                                      $
 Deere                                              32,300               1,958,026
MEDICAL INSTRUMENTS (1.74%)
 Boston Scientific /1/                              25,400               1,720,088
 Guidant                                            48,800               2,489,288
 Medtronic                                          16,100                 733,677
 St. Jude Medical /1/                               21,600               1,256,256
                                                                         6,199,309
MEDICAL PRODUCTS (1.93%)
 Baxter International                               92,100               2,448,018
 Johnson & Johnson                                  88,500               4,454,205
                                                                         6,902,223
MEDICAL-BIOMEDICAL/GENE (1.15%)
 Amgen /1/                                          36,500               2,254,240
 Biogen /1/                                         45,800               1,853,526
                                                                         4,107,766
MEDICAL-DRUGS (8.39%)
 Abbott Laboratories                                61,700               2,629,654
 Bristol-Myers Squibb                               89,400               2,268,078
 Eli Lilly                                          65,400               4,356,948
 Forest Laboratories /1/                            52,700               2,635,527
 Merck                                              94,000               4,159,500
 Pfizer                                            287,467               9,083,957
 Schering-Plough                                   162,300               2,478,321
 Wyeth                                              53,300               2,352,662
                                                                        29,964,647
MEDICAL-GENERIC DRUGS (0.01%)
 Watson Pharmaceutical /1/                             900                  35,343
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.42%)
 Cardinal Health                                    25,500               1,513,170
METAL-ALUMINUM (1.05%)
 Alcoa                                             119,100               3,759,987
MONEY CENTER BANKS (1.26%)
 Bank of America                                    59,500               4,505,935
MULTI-LINE INSURANCE (2.20%)
 Allstate                                           88,200               3,483,900
 American International Group                       71,700               4,361,511
                                                                         7,845,411
MULTIMEDIA (3.06%)
 Gannett                                            37,200               3,128,892
 Time Warner                                       161,600               2,470,864
 Viacom                                             51,300               2,045,331
 Walt Disney                                       144,500               3,271,480
                                                                        10,916,567
NETWORKING PRODUCTS (1.40%)
 Cisco Systems /1/                                 166,600               3,495,268
 Lucent Technologies /1/                           464,600               1,486,720
                                                                         4,981,988
NON-HAZARDOUS WASTE DISPOSAL (0.84%)
 Waste Management                                  116,100               3,009,312
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS DRILLING (0.73%)
                                                                      $
 Transocean Sedco Forex /1/                        135,100               2,592,569
OIL COMPANY-INTEGRATED (4.63%)
 ChevronTexaco                                      38,000               2,823,400
 ConocoPhillips                                     61,000               3,486,150
 Exxon Mobil                                       279,800              10,235,084
                                                                        16,544,634
OIL-FIELD SERVICES (2.19%)
 Halliburton                                       109,300               2,610,084
 Schlumberger                                       54,600               2,564,562
 Weatherford International /1/                      75,800               2,634,050
                                                                         7,808,696
PAPER & RELATED PRODUCTS (1.66%)
 Georgia-Pacific                                     1,000                  26,280
 International Paper                               101,000               3,974,350
 MeadWestvaco                                       74,900               1,941,408
                                                                         5,942,038
PHARMACY SERVICES (0.09%)
 Medco Health Solutions /1/                          9,766                 324,231
REGIONAL BANKS (2.14%)
 Bank One                                           20,100                 853,245
 Fifth Third Bancorp                                21,000               1,217,160
 FleetBoston Financial                              31,000               1,252,090
 Wachovia                                           22,500               1,032,075
 Wells Fargo                                        58,500               3,294,720
                                                                         7,649,290
RETAIL-APPAREL & SHOE (0.01%)
 Gap                                                 1,300                  24,804
RETAIL-BUILDING PRODUCTS (1.39%)
 Home Depot                                        133,500               4,948,845
RETAIL-DISCOUNT (3.72%)
 Costco Wholesale /1/                               70,500               2,493,585
 Target                                             92,400               3,671,976
 Wal-Mart Stores                                   120,700               7,115,265
                                                                        13,280,826
RETAIL-DRUG STORE (0.74%)
 Rite Aid /1/                                      170,800                 978,684
 Walgreen                                           47,700               1,660,914
                                                                         2,639,598
RETAIL-REGIONAL DEPARTMENT STORE (0.16%)
 Kohls /1/                                           9,900                 555,093
RETAIL-RESTAURANTS (1.01%)
 McDonald's                                        144,200               3,606,442
SAVINGS & LOANS-THRIFTS (0.85%)
 Washington Mutual                                  69,400               3,036,250
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.80%)
 Maxim Integrated Products                          57,200               2,843,412
SEMICONDUCTOR EQUIPMENT (0.80%)
 Applied Materials /1/                              63,200               1,476,984
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR EQUIPMENT (CONTINUED)
                                                                      $
 Kla-Tencor /1/                                     24,200               1,387,386
                                                                         2,864,370
TELECOMMUNICATION EQUIPMENT (0.77%)
 Nokia                                             162,300               2,757,477
TELEPHONE-INTEGRATED (4.28%)
 AT&T                                               77,000               1,431,430
 BellSouth                                          98,400               2,588,904
 SBC Communications                                213,600               5,122,128
 Sprint                                             85,800               1,372,800
 Verizon Communications                            141,900               4,767,840
                                                                        15,283,102
TOBACCO (1.45%)
 Altria Group                                       77,600               3,608,400
 UST                                                45,600               1,551,312
                                                                         5,159,712
                                      TOTAL COMMON STOCKS              343,919,692
                                                                      ------------

                     TOTAL PORTFOLIO INVESTMENTS (96.35%)              343,919,692
CASH AND RECEIVABLES, NET OF LIABILITIES (3.65%)                        13,026,222
                               TOTAL NET ASSETS (100.00%)             $356,945,914
                                                                      --------------



/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS LARGECAP BLEND FUND I

                                OCTOBER 31, 2003

                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (97.25%)
ADVERTISING AGENCIES (0.24%)
                                                                     $
 Omnicom Group                                        705                 56,259
AEROSPACE & DEFENSE (0.27%)
 Boeing                                               500                 19,245
 Rockwell Collins                                   1,600                 43,920
                                                                          63,165
AEROSPACE & DEFENSE EQUIPMENT (0.94%)
 General Dynamics                                     600                 50,220
 Lockheed Martin                                      600                 27,816
 United Technologies                                1,700                143,973
                                                                         222,009
AGRICULTURAL OPERATIONS (0.58%)
 Monsanto                                           5,500                137,775
APPAREL MANUFACTURERS (0.09%)
 Coach /1/                                            600                 21,282
APPLICATIONS SOFTWARE (2.90%)
 Citrix Systems /1/                                 1,200                 30,336
 Microsoft                                         25,098                656,313
                                                                         686,649
ATHLETIC FOOTWEAR (0.19%)
 Nike                                                 719                 45,944
AUTO-CARS & LIGHT TRUCKS (0.98%)
 Ford Motor                                         6,400                 77,632
 General Motors                                     3,600                153,612
                                                                         231,244
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.06%)
 Visteon                                            2,200                 14,212
BEVERAGES-NON-ALCOHOLIC (1.45%)
 Coca-Cola                                          4,400                204,160
 Pepsico                                            2,890                138,200
                                                                         342,360
BROADCASTING SERVICES & PROGRAMMING (0.46%)
 Fox Entertainment Group /1/                        3,900                108,030
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.39%)
 Masco                                              3,391                 93,252
CABLE TV (0.97%)
 Comcast /1/                                        3,700                125,504
 Comcast /1/                                        3,180                103,732
                                                                         229,236
CELLULAR TELECOMMUNICATIONS (0.48%)
 AT&T Wireless Services /1/                        13,800                100,050
 U.S. Cellular /1/                                    400                 13,544
                                                                         113,594
CHEMICALS-DIVERSIFIED (1.13%)
 Dow Chemical                                       5,164                194,631
 E. I. Du Pont de Nemours                           1,800                 72,720
                                                                         267,351
COMMERCIAL BANKS (0.21%)
 Regions Financial                                    600                 22,050
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                     $
 UnionBanCal                                          500                 27,085
                                                                          49,135
COMMERCIAL SERVICE-FINANCE (0.61%)
 Concord EFS /1/                                    1,700                 18,173
 Deluxe                                               400                 16,148
 Moody's                                            1,900                109,877
                                                                         144,198
COMMERCIAL SERVICES (0.10%)
 Convergys /1/                                      1,500                 24,090
COMPUTER SERVICES (0.37%)
 Computer Sciences /1/                              2,200                 87,164
COMPUTERS (2.79%)
 Hewlett-Packard                                   15,071                336,234
 International Business Machines                    3,167                283,383
 Sun Microsystems /1/                              10,100                 39,996
                                                                         659,613
COMPUTERS-INTEGRATED SYSTEMS (0.93%)
 Dell /1/                                           6,100                220,332
COMPUTERS-MEMORY DEVICES (0.45%)
 SanDisk /1/                                          600                 48,360
 Storage Technology /1/                               600                 14,460
 Veritas Software /1/                               1,200                 43,380
                                                                         106,200
CONSULTING SERVICES (0.85%)
 Accenture /1/                                      8,626                201,848
CONSUMER PRODUCTS-MISCELLANEOUS (0.13%)
 Clorox                                               700                 31,710
COSMETICS & TOILETRIES (3.33%)
 Avon Products                                      1,000                 67,960
 Colgate-Palmolive                                    600                 31,914
 Gillette                                           8,354                266,493
 Procter & Gamble                                   4,302                422,843
                                                                         789,210
DATA PROCESSING & MANAGEMENT (0.21%)
 First Data                                         1,400                 49,980
DISTRIBUTION-WHOLESALE (0.06%)
 Ingram Micro /1/                                     900                 13,320
DIVERSIFIED FINANCIAL SERVICES (2.50%)
 Citigroup                                         12,492                592,121
DIVERSIFIED MANUFACTURING OPERATIONS (3.74%)
 3M                                                 3,310                261,059
 General Electric                                  20,580                597,026
 ITT Industries                                       400                 27,196
                                                                         885,281
ELECTRIC-INTEGRATED (1.69%)
 Allegheny Energy /1/                               2,700                 28,566
 Edison International /1/                           6,500                128,115
 Entergy                                            1,200                 64,680
 Exelon                                             1,866                118,398
 FPL Group                                            700                 44,618
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
                                                                     $
 Northeast Utilities                                  800                 15,072
                                                                         399,449
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.08%)
 Sanmina /1/                                        1,800                 18,990
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.42%)
 Altera /1/                                         4,700                 95,081
 Intel                                             21,753                718,937
 National Semiconductor /1/                         1,200                 48,756
 Nvidia /1/                                         1,400                 24,752
 Texas Instruments                                  5,500                159,060
                                                                       1,046,586
ELECTRONIC FORMS (0.63%)
 Adobe Systems                                      3,400                149,056
ELECTRONIC MEASUREMENT INSTRUMENTS (0.06%)
 Agilent Technologies /1/                             600                 14,952
ELECTRONIC PARTS DISTRIBUTION (0.15%)
 Arrow Electronics /1/                                800                 17,080
 Avnet /1/                                            900                 17,460
                                                                          34,540
ENTERPRISE SOFTWARE & SERVICE (0.72%)
 BMC Software /1/                                   2,300                 39,974
 Computer Associates International                  5,500                129,360
                                                                         169,334
FIDUCIARY BANKS (0.31%)
 State Street                                       1,413                 73,985
FINANCE-AUTO LOANS (0.08%)
 AmeriCredit /1/                                    1,400                 18,760
FINANCE-COMMERCIAL (0.26%)
 CIT Group                                          1,800                 60,516
FINANCE-CONSUMER LOANS (0.41%)
 SLM                                                2,500                 97,900
FINANCE-CREDIT CARD (0.88%)
 American Express                                   1,700                 79,781
 MBNA                                               5,200                128,700
                                                                         208,481
FINANCE-INVESTMENT BANKER & BROKER (2.27%)
 Bear Stearns                                         900                 68,625
 Lehman Brothers Holdings                           1,000                 72,000
 Merrill Lynch                                      6,716                397,587
                                                                         538,212
FINANCE-MORTGAGE LOAN/BANKER (0.33%)
 Federal National Mortgage Association              1,088                 77,999
FINANCIAL GUARANTEE INSURANCE (0.30%)
 MBIA                                               1,200                 71,532
FOOD-FLOUR & GRAIN (0.63%)
 Archer Daniels Midland                            10,400                149,240
FOOD-MISCELLANEOUS/DIVERSIFIED (0.72%)
 General Mills                                        997                 44,715
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-MISCELLANEOUS/DIVERSIFIED (CONTINUED)
                                                                     $
 Kraft Foods                                        4,300                125,130
                                                                         169,845
FOOD-RETAIL (0.26%)
 Albertson's                                        2,100                 42,609
 Kroger /1/                                         1,100                 19,239
                                                                          61,848
FOOD-WHOLESALE & DISTRIBUTION (0.68%)
 Sysco                                              4,800                161,568
HEALTH CARE COST CONTAINMENT (0.55%)
 McKesson                                           4,300                130,161
INDUSTRIAL AUTOMATION & ROBOTS (0.14%)
 Rockwell International                             1,100                 34,155
INSTRUMENTS-CONTROLS (0.09%)
 Johnson Controls                                     200                 21,506
INSURANCE BROKERS (0.24%)
 Marsh & McLennan                                   1,306                 55,831
INTERNET SECURITY (0.62%)
 Symantec /1/                                       2,200                146,630
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.23%)
 Franklin Resources                                   800                 37,936
 Nuveen Investments                                   600                 16,800
                                                                          54,736
LOTTERY SERVICES (0.09%)
 GTECH Holdings                                       500                 22,340
MACHINERY-CONSTRUCTION & MINING (0.88%)
 Caterpillar                                        2,860                209,581
MEDICAL INSTRUMENTS (1.89%)
 Boston Scientific /1/                              1,800                121,896
 Guidant                                            4,165                212,457
 Medtronic                                          2,500                113,925
                                                                         448,278
MEDICAL PRODUCTS (1.87%)
 Johnson & Johnson                                  5,487                276,161
 Zimmer Holdings /1/                                2,600                165,906
                                                                         442,067
MEDICAL-BIOMEDICAL/GENE (1.24%)
 Amgen /1/                                          3,946                243,705
 Genentech /1/                                        600                 49,182
                                                                         292,887
MEDICAL-DRUGS (5.94%)
 Abbott Laboratories                                3,871                164,982
 Allergan                                             600                 45,372
 American Pharmaceutical Partners /1/               1,200                 29,220
 Eli Lilly                                          3,449                229,772
 Merck                                              4,200                185,850
 Pfizer                                            19,945                630,262
 Wyeth                                              2,734                120,679
                                                                       1,406,137
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-GENERIC DRUGS (0.14%)
                                                                     $
 Mylan Laboratories                                 1,350                 32,602
MEDICAL-HMO (0.29%)
 Health Net /1/                                     1,200                 37,908
 Pacificare Health Systems /1/                        500                 29,750
                                                                          67,658
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.28%)
 Cardinal Health                                    1,100                 65,274
METAL-ALUMINUM (1.28%)
 Alcoa                                              9,602                303,135
METAL-DIVERSIFIED (0.10%)
 Freeport-McMoran Copper & Gold                       600                 23,250
MISCELLANEOUS INVESTING (0.22%)
 Equity Office Properties Trust                     1,900                 53,219
MONEY CENTER BANKS (1.92%)
 Bank of America                                    5,988                453,471
MOTORCYCLE & MOTOR SCOOTER (0.16%)
 Harley-Davidson                                      800                 37,928
MULTI-LINE INSURANCE (3.13%)
 American International Group                       5,999                364,919
 Hartford Financial Services                          726                 39,858
 MetLife                                            5,500                172,700
 Prudential Financial                               4,200                162,288
                                                                         739,765
MULTIMEDIA (3.62%)
 Gannett                                              310                 26,074
 Time Warner /1/                                   26,475                404,803
 Viacom                                             7,500                299,025
 Walt Disney                                        5,600                126,784
                                                                         856,686
NETWORKING PRODUCTS (1.08%)
 Cisco Systems /1/                                 12,221                256,397
NON-HAZARDOUS WASTE DISPOSAL (0.39%)
 Waste Management                                   3,522                 91,290
OFFICE AUTOMATION & EQUIPMENT (0.08%)
 Xerox /1/                                          1,900                 19,950
OIL & GAS DRILLING (0.56%)
 Transocean Sedco Forex /1/                         6,900                132,411
OIL COMPANY-EXPLORATION & PRODUCTION (1.01%)
 Apache                                               210                 14,641
 Burlington Resources                               2,300                111,872
 Devon Energy                                       2,300                111,550
                                                                         238,063
OIL COMPANY-INTEGRATED (3.16%)
 ChevronTexaco                                      1,226                 91,092
 ConocoPhillips                                       500                 28,575
 Exxon Mobil                                       13,158                481,319
 Marathon Oil                                       3,300                 97,581
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-INTEGRATED (CONTINUED)
                                                                     $
 Occidental Petroleum                               1,400                 49,364
                                                                         747,931
OIL REFINING & MARKETING (0.46%)
 Sunoco                                             2,200                 96,272
 Valero Energy                                        300                 12,810
                                                                         109,082
OIL-FIELD SERVICES (0.81%)
 Halliburton                                        3,800                 90,744
 Schlumberger                                       2,147                100,845
                                                                         191,589
PAPER & RELATED PRODUCTS (0.51%)
 Georgia-Pacific                                    1,600                 42,048
 International Paper                                2,014                 79,251
                                                                         121,299
PHARMACY SERVICES (0.07%)
 Medco Health Solutions /1/                           506                 16,799
POULTRY (0.34%)
 Tyson Foods                                        5,600                 79,912
PROPERTY & CASUALTY INSURANCE (1.37%)
 Chubb                                              1,200                 80,172
 Fidelity National Financial                        3,450                106,674
 Progressive                                          300                 22,140
 Travelers Property Casualty                        6,980                114,263
                                                                         323,249
RADIO (0.06%)
 Cox Radio /1/                                        600                 13,272
REAL ESTATE MANAGEMENT & SERVICES (0.16%)
 LNR Property                                         900                 36,810
REGIONAL BANKS (5.30%)
 Bank One                                           4,066                172,602
 FleetBoston Financial                              3,500                141,365
 National City                                      4,300                140,438
 PNC Financial Services Group                       2,100                112,497
 SunTrust Banks                                       600                 40,242
 U.S. Bancorp                                       6,300                171,486
 Wachovia                                           6,932                317,971
 Wells Fargo                                        2,800                157,696
                                                                       1,254,297
RETAIL-APPAREL & SHOE (0.29%)
 Gap                                                3,600                 68,688
RETAIL-AUTO PARTS (0.08%)
 Autozone /1/                                         200                 19,220
RETAIL-AUTOMOBILE (0.48%)
 AutoNation /1/                                     6,100                114,070
RETAIL-BUILDING PRODUCTS (0.68%)
 Home Depot                                           400                 14,828
 Lowe's                                             2,500                147,325
                                                                         162,153
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-CONSUMER ELECTRONICS (0.30%)
                                                                     $
 Best Buy /1/                                       1,200                 69,972
RETAIL-DISCOUNT (3.27%)
 Dollar General                                     3,000                 67,410
 Family Dollar Stores                                 400                 17,444
 Target                                             1,800                 71,532
 Wal-Mart Stores                                   10,493                618,562
                                                                         774,948
RETAIL-DRUG STORE (0.55%)
 CVS                                                3,289                115,707
 Longs Drug Stores                                    700                 15,680
                                                                         131,387
RETAIL-MAJOR DEPARTMENT STORE (0.27%)
 J.C. Penney                                        1,800                 42,570
 Saks /1/                                           1,500                 20,850
                                                                          63,420
RETAIL-OFFICE SUPPLIES (0.65%)
 Staples /1/                                        5,700                152,874
RETAIL-REGIONAL DEPARTMENT STORE (0.62%)
 Federated Department Stores                        3,100                147,405
RETAIL-RESTAURANTS (0.24%)
 CBRL Group                                           600                 23,250
 Starbucks /1/                                      1,100                 34,760
                                                                          58,010
SATELLITE TELECOM (0.10%)
 PanAmSat /1/                                       1,100                 22,770
SAVINGS & LOANS-THRIFTS (0.27%)
 Charter One Financial                                800                 25,568
 Golden West Financial                                200                 20,086
 Hudson City Bancorp                                  500                 17,270
                                                                          62,924
SCHOOLS (0.17%)
 ITT Educational Services /1/                         800                 39,840
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.15%)
 Maxim Integrated Products                            700                 34,797
SEMICONDUCTOR EQUIPMENT (0.33%)
 Applied Materials /1/                              3,300                 77,121
TELECOMMUNICATION EQUIPMENT (0.66%)
 Qualcomm                                           1,800                 85,500
 Scientific-Atlanta                                 2,400                 71,040
                                                                         156,540
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.14%)
 Corning /1/                                        3,100                 34,038
TELEPHONE-INTEGRATED (2.55%)
 BellSouth                                          4,600                121,026
 CenturyTel                                           900                 32,175
 SBC Communications                                 3,300                 79,134
 Sprint                                             9,600                153,600
 Verizon Communications                             6,458                216,989
                                                                         602,924
                                                   Shares
                                                    Held                Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
THERAPEUTICS (0.48%)
                                                                     $
 Gilead Sciences /1/                                2,100                114,618
TOBACCO (0.73%)
 Altria Group                                         500                 23,250
 RJ Reynolds Tobacco Holdings                       3,100                148,893
                                                                         172,143
TRANSPORT-RAIL (0.44%)
 Burlington Northern Santa Fe                       2,300                 66,562
 CSX                                                1,200                 38,184
                                                                         104,746
TRANSPORT-SERVICES (0.55%)
 FedEx                                              1,157                 87,654
 United Parcel Service                                600                 43,512
                                                                         131,166
WIRELESS EQUIPMENT (0.68%)
 Motorola                                          11,900                161,007
                                     TOTAL COMMON STOCKS              23,015,786
                                                                     -----------

                    TOTAL PORTFOLIO INVESTMENTS (97.25%)              23,015,786
CASH AND RECEIVABLES, NET OF LIABILITIES (2.75%)                         650,596
                              TOTAL NET ASSETS (100.00%)             $23,666,382
                                                                     -------------


                                                         Unrealized
   Contract                   Opening       Current     Gain (Loss)
     Type       Commitment  Market Value  Market Value
--------------------------------------------------------------------
FUTURES CONTRACTS
9 S&P eMini       Buy         $466,035      $472,275       $6,240
December, 2003
Futures


/1 /Non-income producing security.
                                      237

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS LARGECAP GROWTH FUND

                                OCTOBER 31, 2003

                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (98.64%)
ADVERTISING AGENCIES (0.26%)
                                                                     $
 Omnicom Group                                        280                22,344
ADVERTISING SERVICES (0.11%)
 Getty Images /1/                                     200                 8,940
AEROSPACE & DEFENSE EQUIPMENT (0.50%)
 United Technologies                                  500                42,345
AIRLINES (0.09%)
 Southwest Airlines                                   400                 7,760
APPAREL MANUFACTURERS (0.12%)
 Liz Claiborne                                        280                10,329
APPLIANCES (0.43%)
 Whirlpool                                            515                36,292
APPLICATIONS SOFTWARE (5.27%)
 Mercury Interactive /1/                              200                 9,288
 Microsoft                                         16,790               439,058
                                                                        448,346
ATHLETIC FOOTWEAR (0.33%)
 Reebok International                                 730                28,433
BEVERAGES-NON-ALCOHOLIC (1.66%)
 Pepsico                                            2,950               141,069
BREWERY (0.32%)
 Anheuser-Busch                                       550                27,093
BROADCASTING SERVICES & PROGRAMMING (0.49%)
 Fox Entertainment Group /1/                          490                13,573
 Liberty Media /1/                                  2,770                27,949
                                                                         41,522
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.33%)
 Masco                                              1,020                28,050
BUILDING-RESIDENTIAL & COMMERCIAL (0.65%)
 DR Horton                                            600                23,880
 Lennar                                               340                31,229
                                                                         55,109
CABLE TV (0.75%)
 Comcast /1/                                          290                 9,837
 Comcast /1/                                        1,650                53,823
                                                                         63,660
CASINO HOTELS (0.29%)
 Harrah's Entertainment                               570                24,795
CELLULAR TELECOMMUNICATIONS (0.44%)
 AT&T Wireless Services /1/                         5,150                37,337
COMMERCIAL BANKS (0.25%)
 Zions Bancorp                                        340                20,839
COMMERCIAL SERVICE-FINANCE (0.28%)
 H&R Block                                            170                 8,005
 Paychex                                              410                15,957
                                                                         23,962
COMMERCIAL SERVICES (0.18%)
 Convergys /1/                                        250                 4,015
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICES (CONTINUED)
                                                                     $
 Iron Mountain /1/                                    290                11,090
                                                                         15,105
COMPUTER SERVICES (0.46%)
 Affiliated Computer Services /1/                     410                20,061
 Sungard Data Systems /1/                             680                19,074
                                                                         39,135
COMPUTERS (1.41%)
 International Business Machines                    1,340               119,903
COMPUTERS-INTEGRATED SYSTEMS (3.09%)
 Dell /1/                                           7,280               262,954
COMPUTERS-MEMORY DEVICES (0.61%)
 EMC /1/                                              920                12,733
 SanDisk /1/                                          380                30,628
 Veritas Software /1/                                 230                 8,314
                                                                         51,675
COMPUTERS-PERIPHERAL EQUIPMENT (0.86%)
 Lexar Media /1/                                      200                 4,582
 Lexmark International /1/                            930                68,457
                                                                         73,039
CONSULTING SERVICES (0.24%)
 Accenture /1/                                        879                20,569
CONTAINERS-PAPER & PLASTIC (0.13%)
 Sealed Air /1/                                       200                10,646
COSMETICS & TOILETRIES (1.77%)
 Colgate-Palmolive                                     90                 4,787
 Procter & Gamble                                   1,480               145,469
                                                                        150,256
CRUISE LINES (0.76%)
 Royal Caribbean Cruises                            2,180                64,768
DATA PROCESSING & MANAGEMENT (0.71%)
 Automatic Data Processing                            390                14,719
 Fair, Isaac                                          450                28,701
 Fiserv /1/                                           310                10,949
 SEI Investments                                      200                 5,824
                                                                         60,193
DENTAL SUPPLIES & EQUIPMENT (0.10%)
 Patterson Dental /1/                                 130                 8,317
DIVERSIFIED FINANCIAL SERVICES (1.05%)
 Citigroup                                          1,890                89,586
DIVERSIFIED MANUFACTURING OPERATIONS (6.21%)
 3M                                                 1,540               121,460
 General Electric                                  14,000               406,140
                                                                        527,600
E-COMMERCE-SERVICES (0.15%)
 InterActiveCorp /1/                                  350                12,849
ELECTRIC-INTEGRATED (0.80%)
 Edison International /1/                           2,210                43,559
 Entergy                                              460                24,794
                                                                         68,353
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (8.77%)
                                                                     $
 Altera /1/                                           800                16,184
 Intel                                             15,670               517,893
 Intersil Holding                                     150                 3,869
 LSI Logic /1/                                        850                 7,854
 PMC - Sierra /1/                                   1,300                23,621
 QLogic /1/                                         1,300                72,865
 Texas Instruments                                  3,570               103,244
                                                                        745,530
ELECTRONIC FORMS (0.39%)
 Adobe Systems                                        750                32,880
ELECTRONIC PARTS DISTRIBUTION (0.10%)
 Arrow Electronics /1/                                400                 8,540
ELECTRONICS-MILITARY (0.16%)
 L-3 Communications Holdings /1/                      290                13,555
ENTERPRISE SOFTWARE & SERVICE (0.75%)
 BEA Systems /1/                                      200                 2,780
 Computer Associates International                    580                13,642
 Oracle /1/                                         3,970                47,481
                                                                         63,903
ENTERTAINMENT SOFTWARE (0.14%)
 Electronic Arts /1/                                  120                11,885
FIDUCIARY BANKS (0.31%)
 State Street                                         500                26,180
FINANCE-CREDIT CARD (3.56%)
 American Express                                     350                16,426
 Capital One Financial                              1,980               120,384
 MBNA                                               6,690               165,577
                                                                        302,387
FINANCE-INVESTMENT BANKER & BROKER (0.54%)
 Charles Schwab                                     1,650                22,374
 Merrill Lynch                                        400                23,680
                                                                         46,054
FINANCE-MORTGAGE LOAN/BANKER (2.25%)
 Doral Financial                                      290                14,645
 Federal Home Loan Mortgage                           780                43,781
 Federal National Mortgage Association              1,850               132,627
                                                                        191,053
FOOD-RETAIL (0.19%)
 Kroger /1/                                           920                16,091
FOOD-WHOLESALE & DISTRIBUTION (0.20%)
 Performance Food Group /1/                           100                 3,725
 Sysco                                                390                13,127
                                                                         16,852
FOOTWEAR & RELATED APPAREL (0.06%)
 Timberland /1/                                       100                 5,195
HEALTH CARE COST CONTAINMENT (0.32%)
 Caremark Rx /1/                                      660                16,533
 McKesson                                             340                10,292
                                                                         26,825
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOTELS & MOTELS (0.10%)
                                                                     $
 Marriott International                               200                 8,640
INSTRUMENTS-SCIENTIFIC (0.10%)
 Fisher Scientific International /1/                  220                 8,855
INTERNET SECURITY (1.41%)
 Symantec /1/                                       1,550               103,307
 VeriSign /1/                                       1,040                16,505
                                                                        119,812
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.04%)
 Waddell & Reed Financial                             160                 3,549
LOTTERY SERVICES (0.21%)
 GTECH Holdings                                       400                17,872
MEDICAL INFORMATION SYSTEM (0.09%)
 IMS Health                                           330                 7,765
MEDICAL INSTRUMENTS (1.75%)
 Beckman Coulter                                      100                 4,965
 Boston Scientific /1/                                440                29,797
 Guidant                                              530                27,035
 Medtronic                                          1,910                87,039
                                                                        148,836
MEDICAL PRODUCTS (3.03%)
 Henry Schein /1/                                     300                18,615
 Johnson & Johnson                                  4,480               225,478
 Varian Medical Systems /1/                           209                13,364
                                                                        257,457
MEDICAL STERILIZATION PRODUCT (0.09%)
 Steris /1/                                           360                 7,495
MEDICAL-BIOMEDICAL/GENE (2.78%)
 Amgen /1/                                          2,830               174,781
 Genentech /1/                                        330                27,050
 Genzyme /1/                                          540                24,786
 IDEC Pharmaceuticals /1/                             270                 9,485
                                                                        236,102
MEDICAL-DRUGS (8.10%)
 Abbott Laboratories                                2,480               105,698
 Allergan                                             670                50,665
 Forest Laboratories /1/                              760                38,008
 Merck                                                850                37,612
 Pfizer                                            11,610               366,876
 Wyeth                                              2,040                90,046
                                                                        688,905
MEDICAL-GENERIC DRUGS (0.13%)
 Barr Laboratories /1/                                140                10,748
MEDICAL-HMO (2.28%)
 Anthem /1/                                           200                13,686
 Coventry Health Care /1/                           1,080                59,130
 Mid Atlantic Medical Services /1/                    300                17,520
 UnitedHealth Group                                 1,220                62,074
 Wellpoint Health Networks /1/                        470                41,783
                                                                        194,193
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HOSPITALS (0.34%)
                                                                     $
 Health Management Associates                         620                13,733
 Universal Health Services /1/                        320                15,056
                                                                         28,789
MEDICAL-NURSING HOMES (0.11%)
 Manor Care                                           290                 9,651
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.98%)
 AmerisourceBergen                                    430                24,411
 Cardinal Health                                      990                58,747
                                                                         83,158
METAL-DIVERSIFIED (0.61%)
 Freeport-McMoran Copper & Gold                     1,340                51,925
MULTI-LINE INSURANCE (1.35%)
 American International Group                       1,880               114,360
MULTIMEDIA (0.39%)
 Time Warner                                          980                14,984
 Viacom                                               170                 6,778
 Walt Disney                                          500                11,320
                                                                         33,082
NETWORKING PRODUCTS (2.91%)
 Cisco Systems /1/                                 11,790               247,354
OFFICE AUTOMATION & EQUIPMENT (0.22%)
 Xerox /1/                                          1,810                19,005
OIL & GAS DRILLING (0.12%)
 GlobalSantaFe                                        440                 9,904
OIL COMPANY-EXPLORATION & PRODUCTION (0.17%)
 Burlington Resources                                 290                14,106
PHARMACY SERVICES (0.13%)
 Express Scripts /1/                                  110                 6,041
 Medco Health Solutions /1/                           156                 5,179
                                                                         11,220
PROPERTY & CASUALTY INSURANCE (0.12%)
 Fidelity National Financial                          340                10,513
PUBLICLY TRADED INVESTMENT FUND (1.00%)
 Nasdaq 100 Shares /1/                              1,450                51,069
 Standard & Poor's 500 Depository Receipts            320                33,709
                                                                         84,778
REGIONAL BANKS (0.51%)
 U.S. Bancorp                                         900                24,498
 Wells Fargo                                          330                18,586
                                                                         43,084
RENTAL-AUTO & EQUIPMENT (0.18%)
 Rent-A-Center /1/                                    490                15,317
RETAIL-APPAREL & SHOE (0.21%)
 Chico's FAS /1/                                      480                18,019
RETAIL-ARTS & CRAFTS (0.10%)
 Michaels Stores                                      170                 8,070
RETAIL-AUTO PARTS (1.15%)
 Advance Auto Parts /1/                               700                54,754
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-AUTO PARTS (CONTINUED)
                                                                     $
 Autozone /1/                                         450                43,245
                                                                         97,999
RETAIL-BEDDING (0.41%)
 Bed Bath & Beyond /1/                                820                34,637
RETAIL-BUILDING PRODUCTS (3.66%)
 Home Depot                                         3,840               142,349
 Lowe's                                             2,860               168,540
                                                                        310,889
RETAIL-CONSUMER ELECTRONICS (0.75%)
 Best Buy /1/                                       1,100                64,141
RETAIL-DISCOUNT (4.36%)
 Family Dollar Stores                                 490                21,369
 TJX                                                2,840                59,611
 Wal-Mart Stores                                    4,920               290,034
                                                                        371,014
RETAIL-MAIL ORDER (0.22%)
 Williams-Sonoma /1/                                  540                19,078
RETAIL-OFFICE SUPPLIES (0.75%)
 Staples /1/                                        2,390                64,100
RETAIL-PET FOOD & SUPPLIES (0.10%)
 PETsMART                                             320                 8,195
RETAIL-REGIONAL DEPARTMENT STORE (0.58%)
 Federated Department Stores                          240                11,412
 Kohls /1/                                            670                37,567
                                                                         48,979
RETAIL-RESTAURANTS (0.56%)
 CBRL Group                                           170                 6,587
 Starbucks /1/                                        810                25,596
 Yum! Brands /1/                                      463                15,807
                                                                         47,990
SATELLITE TELECOM (0.46%)
 EchoStar Communications /1/                        1,020                39,086
SCHOOLS (1.50%)
 Apollo Group /1/                                     750                47,648
 Career Education /1/                               1,490                79,789
                                                                        127,437
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.29%)
 Linear Technology                                    300                12,783
 Marvell Technology Group /1/                         280                12,284
                                                                         25,067
SEMICONDUCTOR EQUIPMENT (1.75%)
 Applied Materials /1/                              2,740                64,034
 Kla-Tencor /1/                                       690                39,558
 Lam Research /1/                                   1,296                37,247
 Novellus Systems /1/                                 200                 8,258
                                                                        149,097
TELECOMMUNICATION EQUIPMENT (1.30%)
 Harris                                               330                12,283
 Qualcomm                                           2,070                98,325
                                                                        110,608
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.09%)
                                                                     $
 CIENA /1/                                          1,210                 7,756
TELECOMMUNICATION SERVICES (0.17%)
 Avaya /1/                                          1,120                14,493
TELEPHONE-INTEGRATED (0.84%)
 BellSouth                                            850                22,364
 CenturyTel                                         1,050                37,537
 Sprint                                               720                11,520
                                                                         71,421
THERAPEUTICS (0.31%)
 Gilead Sciences /1/                                  490                26,744
TOBACCO (0.83%)
 Altria Group                                       1,520                70,680
TOYS (0.07%)
 Mattel                                               300                 5,808
WEB HOSTING & DESIGN (0.09%)
 Macromedia /1/                                       400                 7,644
                                     TOTAL COMMON STOCKS              8,385,530
                                                                     ----------

                    TOTAL PORTFOLIO INVESTMENTS (98.64%)              8,385,530
CASH AND RECEIVABLES, NET OF LIABILITIES (1.36%)                        116,004
                              TOTAL NET ASSETS (100.00%)             $8,501,534
                                                                     ------------



/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS LARGECAP GROWTH  FUND I

                                OCTOBER 31, 2003

                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (95.61%)
APPLICATIONS SOFTWARE (5.49%)
                                                                      $
 Mercury Interactive /1/                            97,000               4,504,680
 Microsoft                                         999,600              26,139,540
 Siebel Systems /1/                                121,400               1,528,426
                                                                        32,172,646
BEVERAGES-NON-ALCOHOLIC (3.15%)
 Coca-Cola                                         254,735              11,819,704
 Pepsico                                           138,502               6,623,166
                                                                        18,442,870
BROADCASTING SERVICES & PROGRAMMING (1.53%)
 Citadel Broadcasting                              128,300               2,527,510
 Clear Channel Communications                      157,500               6,429,150
                                                                         8,956,660
CABLE TV (0.77%)
 Comcast /1/                                       133,225               4,518,992
CELLULAR TELECOMMUNICATIONS (0.20%)
 AT&T Wireless Services /1/                        165,300               1,198,425
CIRCUIT BOARDS (0.43%)
 Jabil Circuit /1/                                  89,560               2,494,246
COMMERCIAL SERVICES (0.44%)
 Weight Watchers International /1/                  69,885               2,578,757
COMPUTERS (1.25%)
 International Business Machines                    81,800               7,319,464
COMPUTERS-INTEGRATED SYSTEMS (1.62%)
 Dell /1/                                          262,540               9,482,945
COMPUTERS-MEMORY DEVICES (1.04%)
 EMC /1/                                           153,390               2,122,918
 Veritas Software /1/                              110,300               3,987,345
                                                                         6,110,263
CONSULTING SERVICES (0.78%)
 Accenture /1/                                     195,900               4,584,060
COSMETICS & TOILETRIES (2.85%)
 Colgate-Palmolive                                  77,485               4,121,427
 Procter & Gamble                                  128,335              12,614,047
                                                                        16,735,474
DATA PROCESSING & MANAGEMENT (0.60%)
 First Data                                         98,670               3,522,519
DIVERSIFIED FINANCIAL SERVICES (3.57%)
 Citigroup                                         441,050              20,905,770
DIVERSIFIED MANUFACTURING OPERATIONS (5.48%)
 3M                                                158,300              12,485,121
 General Electric                                  677,390              19,651,084
                                                                        32,136,205
E-COMMERCE-SERVICES (1.03%)
 eBay /1/                                          102,500               5,733,850
 Priceline.com /1/                                  10,400                 291,824
                                                                         6,025,674
ELECTRIC PRODUCTS-MISCELLANEOUS (0.47%)
 Emerson Electric                                   48,200               2,735,350
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.71%)
                                                                      $
 Intel                                             621,715              20,547,681
 Texas Instruments                                 148,855               4,304,886
 Xilinx /1/                                         86,600               2,745,220
                                                                        27,597,787
ELECTRONIC CONNECTORS (0.34%)
 Amphenol /1/                                       33,600               1,974,000
ELECTRONIC FORMS (0.44%)
 Adobe Systems                                      59,000               2,586,560
ENTERPRISE SOFTWARE & SERVICE (1.51%)
 Oracle /1/                                        508,370               6,080,105
 Peoplesoft /1/                                    132,300               2,746,548
                                                                         8,826,653
FIDUCIARY BANKS (0.94%)
 Bank of New York                                  177,650               5,540,904
FINANCE-CONSUMER LOANS (0.07%)
 First Marblehead                                   18,200                 403,130
FINANCE-CREDIT CARD (1.30%)
 American Express                                  162,850               7,642,550
FINANCE-INVESTMENT BANKER & BROKER (2.55%)
 Charles Schwab                                    335,900               4,554,804
 Goldman Sachs Group                                55,970               5,255,583
 Lehman Brothers Holdings                           71,400               5,140,800
                                                                        14,951,187
FINANCE-MORTGAGE LOAN/BANKER (0.91%)
 Federal National Mortgage Association              74,700               5,355,243
HEALTH CARE COST CONTAINMENT (0.42%)
 Caremark Rx /1/                                    97,500               2,442,375
INTERNET SECURITY (0.40%)
 Symantec /1/                                       35,030               2,334,750
LIFE & HEALTH INSURANCE (0.97%)
 Aflac                                             155,300               5,665,344
MEDICAL INSTRUMENTS (2.15%)
 Boston Scientific /1/                              44,150               2,989,838
 Guidant                                            62,900               3,208,529
 Medtronic                                          79,005               3,600,258
 St. Jude Medical /1/                               48,375               2,813,490
                                                                        12,612,115
MEDICAL PRODUCTS (2.15%)
 Johnson & Johnson                                 250,645              12,614,963
MEDICAL-BIOMEDICAL/GENE (2.01%)
 Amgen /1/                                         159,020               9,821,075
 IDEC Pharmaceuticals /1/                           56,500               1,984,845
                                                                        11,805,920
MEDICAL-DRUGS (8.82%)
 Abbott Laboratories                               115,945               4,941,576
 Celgene /1/                                        31,175               1,299,686
 Eli Lilly                                          93,800               6,248,956
 Merck                                             118,460               5,241,855
 Pfizer                                            887,206              28,035,710
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                      $
 Wyeth                                             134,425               5,933,519
                                                                        51,701,302
MEDICAL-HMO (0.98%)
 UnitedHealth Group                                113,500               5,774,880
MEDICAL-HOSPITALS (0.21%)
 Health Management Associates                       56,500               1,251,475
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.38%)
 AmerisourceBergen                                  39,700               2,253,769
MULTI-LINE INSURANCE (2.14%)
 American International Group                      206,050              12,534,021
MULTIMEDIA (1.56%)
 Gannett                                            25,500               2,144,805
 Viacom                                            176,245               7,026,888
                                                                         9,171,693
NETWORKING PRODUCTS (2.82%)
 Cisco Systems /1/                                 786,875              16,508,637
OIL COMPANY-EXPLORATION & PRODUCTION (0.45%)
 Burlington Resources                               54,300               2,641,152
OIL COMPANY-INTEGRATED (0.48%)
 Exxon Mobil                                        77,450               2,833,121
OIL FIELD MACHINERY & EQUIPMENT (1.10%)
 Smith International /1/                           173,260               6,450,470
OIL-FIELD SERVICES (0.91%)
 Baker Hughes                                       91,290               2,579,855
 BJ Services /1/                                    83,900               2,752,759
                                                                         5,332,614
REGIONAL BANKS (1.47%)
 Wells Fargo                                       153,000               8,616,960
RETAIL-APPAREL & SHOE (0.60%)
 Abercrombie & Fitch /1/                           123,400               3,516,900
RETAIL-BEDDING (0.55%)
 Bed Bath & Beyond /1/                              76,500               3,231,360
RETAIL-BUILDING PRODUCTS (2.49%)
 Home Depot                                        275,930              10,228,725
 Lowe's                                             74,000               4,360,820
                                                                        14,589,545
RETAIL-DISCOUNT (6.43%)
 Costco Wholesale /1/                               52,835               1,868,774
 Dollar Tree Stores /1/                            162,900               6,219,522
 Target                                            184,500               7,332,030
 TJX                                               128,300               2,693,017
 Wal-Mart Stores                                   332,495              19,600,580
                                                                        37,713,923
RETAIL-DRUG STORE (0.46%)
 Walgreen                                           77,725               2,706,385
RETAIL-JEWELRY (0.41%)
 Tiffany                                            50,345               2,388,870
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (1.01%)
                                                                      $
 McDonald's                                         89,100               2,228,391
 Yum! Brands /1/                                   108,625               3,708,458
                                                                         5,936,849
SATELLITE TELECOM (0.68%)
 EchoStar Communications /1/                       104,500               4,004,440
SCHOOLS (0.37%)
 Apollo Group /1/                                   34,200               2,172,726
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (3.44%)
 Analog Devices /1/                                143,500               6,361,355
 Linear Technology                                 143,150               6,099,621
 Marvell Technology Group /1/                       88,800               3,895,656
 Maxim Integrated Products                          76,500               3,802,815
                                                                        20,159,447
SEMICONDUCTOR EQUIPMENT (1.97%)
 Applied Materials /1/                             368,270               8,606,470
 Novellus Systems /1/                               70,800               2,923,332
                                                                        11,529,802
TELECOMMUNICATION EQUIPMENT (1.67%)
 Nokia                                             293,600               4,988,264
 Qualcomm                                          101,215               4,807,712
                                                                         9,795,976
TELEVISION (0.60%)
 Univision Communications /1/                      104,225               3,538,439
THERAPEUTICS (0.34%)
 Gilead Sciences /1/                                36,045               1,967,336
TOBACCO (0.34%)
 Altria Group                                       43,400               2,018,100
TOYS (0.25%)
 LeapFrog Enterprises /1/                           42,400               1,465,768
TRANSPORT-SERVICES (0.51%)
 United Parcel Service                              41,400               3,002,328
TRANSPORT-TRUCK (0.06%)
 Overnite                                           16,700                 370,072
WEB PORTALS (0.54%)
 Yahoo /1/                                          72,000               3,146,400
                                      TOTAL COMMON STOCKS              560,598,561
                                                                      ------------

                     TOTAL PORTFOLIO INVESTMENTS (95.61%)              560,598,561
CASH AND RECEIVABLES, NET OF LIABILITIES (4.39%)                        25,712,223
                               TOTAL NET ASSETS (100.00%)             $586,310,784
                                                                      --------------


 /1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS LARGECAP GROWTH FUND II

                                OCTOBER 31, 2003

                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (96.32%)
AEROSPACE & DEFENSE EQUIPMENT (1.71%)
                                                                      $
 United Technologies                                14,000              1,185,660
AIRLINES (0.30%)
 Southwest Airlines                                 10,700                207,580
APPLICATIONS SOFTWARE (3.48%)
 Microsoft                                          60,122              1,572,190
 Siebel Systems /1/                                 66,800                841,012
                                                                        2,413,202
AUDIO & VIDEO PRODUCTS (0.61%)
 Harman International Industries                     3,300                423,060
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.56%)
 BorgWarner                                          4,900                389,991
BEVERAGES-NON-ALCOHOLIC (2.61%)
 Coca-Cola                                          10,500                487,200
 Pepsico                                            27,600              1,319,832
                                                                        1,807,032
BREWERY (0.80%)
 Anheuser-Busch                                     11,200                551,712
BROADCASTING SERVICES & PROGRAMMING (0.31%)
 Clear Channel Communications                        5,300                216,346
BUILDING-MAINTENANCE & SERVICE (0.18%)
 Ecolab                                              4,600                123,694
CELLULAR TELECOMMUNICATIONS (0.68%)
 Vodafone Group                                     22,200                469,530
CIRCUIT BOARDS (1.04%)
 Jabil Circuit /1/                                  25,900                721,315
COMMERCIAL BANKS (0.52%)
 Synovus Financial                                  13,100                361,560
COMPUTERS (0.45%)
 Apple Computer /1/                                 13,700                313,593
COMPUTERS-INTEGRATED SYSTEMS (3.34%)
 Dell /1/                                           49,100              1,773,492
 Diebold                                             9,500                542,070
                                                                        2,315,562
COMPUTERS-MEMORY DEVICES (1.58%)
 Veritas Software /1/                               30,300              1,095,345
CONSUMER PRODUCTS-MISCELLANEOUS (1.02%)
 Fortune Brands                                     10,800                703,620
COSMETICS & TOILETRIES (2.27%)
 Procter & Gamble                                   16,000              1,572,640
DATA PROCESSING & MANAGEMENT (0.52%)
 Fiserv /1/                                         10,300                363,796
DISPOSABLE MEDICAL PRODUCTS (0.97%)
 C.R. Bard                                           8,400                672,420
DIVERSIFIED FINANCIAL SERVICES (0.98%)
 Citigroup                                          14,300                677,820
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (6.42%)
                                                                      $
 3M                                                 21,700              1,711,479
 General Electric                                   72,000              2,088,720
 Textron                                            13,100                650,939
                                                                        4,451,138
E-COMMERCE-PRODUCTS (1.17%)
 Amazon.com /1/                                     14,900                810,858
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.39%)
 Intel                                              65,700              2,171,385
 Microchip Technology                               12,100                395,791
 PMC - Sierra /1/                                   26,100                474,237
                                                                        3,041,413
ENTERPRISE SOFTWARE & SERVICE (2.37%)
 Oracle /1/                                         65,400                782,184
 SAP                                                23,600                862,344
                                                                        1,644,528
FIDUCIARY BANKS (1.84%)
 Northern Trust                                     12,200                566,690
 State Street                                       13,600                712,096
                                                                        1,278,786
FINANCE-CREDIT CARD (2.11%)
 American Express                                   31,100              1,459,523
FINANCE-INVESTMENT BANKER & BROKER (2.83%)
 A.G. Edwards                                       11,100                449,550
 Charles Schwab                                     34,700                470,532
 Goldman Sachs Group                                 5,200                488,280
 Merrill Lynch                                       9,400                556,480
                                                                        1,964,842
FINANCIAL GUARANTEE INSURANCE (0.99%)
 Radian Group                                       13,000                687,700
FOOD-CONFECTIONERY (1.01%)
 Wm. Wrigley Jr.                                    12,400                699,360
FOOD-MISCELLANEOUS/DIVERSIFIED (0.55%)
 McCormick                                          12,900                382,356
HOTELS & MOTELS (1.13%)
 Marriott International                             18,200                786,240
INSTRUMENTS-SCIENTIFIC (1.54%)
 Fisher Scientific International /1/                14,800                595,700
 Waters /1/                                         14,900                468,307
                                                                        1,064,007
INTERNET SECURITY (0.70%)
 Check Point Software Technologies /1/              28,700                487,613
LIFE & HEALTH INSURANCE (0.43%)
 Lincoln National                                    7,400                295,482
MEDICAL INSTRUMENTS (3.59%)
 Boston Scientific /1/                              15,800              1,069,976
 Medtronic                                          16,000                729,120
 St. Jude Medical /1/                               11,900                692,104
                                                                        2,491,200
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (1.34%)
                                                                      $
 Johnson & Johnson                                  18,400                926,072
MEDICAL-BIOMEDICAL/GENE (1.55%)
 Amgen /1/                                          17,392              1,074,130
MEDICAL-DRUGS (8.24%)
 Abbott Laboratories                                33,800              1,440,556
 Cephalon /1/                                        8,300                389,768
 Eli Lilly                                           8,500                566,270
 Novartis                                           12,800                491,136
 Pfizer                                             64,960              2,052,736
 Roche Holding                                       9,300                769,562
                                                                        5,710,028
MEDICAL-HMO (0.42%)
 Anthem /1/                                          4,219                288,706
MULTI-LINE INSURANCE (2.70%)
 American International Group                       18,900              1,149,687
 Prudential Financial                               18,738                724,036
                                                                        1,873,723
MULTIMEDIA (1.04%)
 Walt Disney                                        31,800                719,952
NETWORKING PRODUCTS (3.60%)
 Cisco Systems /1/                                 118,800              2,492,424
OIL COMPANY-EXPLORATION & PRODUCTION (0.63%)
 Apache                                              6,265                436,796
OPTICAL SUPPLIES (0.96%)
 Alcon                                              12,100                666,831
PHARMACY SERVICES (1.42%)
 Medco Health Solutions /1/                         29,649                984,347
PUBLICLY TRADED INVESTMENT FUND (2.92%)
 Standard & Poor's 500 Depository Receipts          13,100              1,379,954
 Standard & Poor's MidCap 400 Depository
  Receipts                                           6,400                643,712
                                                                        2,023,666
REGIONAL BANKS (0.99%)
 Fifth Third Bancorp                                11,800                683,928
RETAIL-APPAREL & SHOE (0.60%)
 American Eagle Outfitters /1/                      10,900                174,291
 Ross Stores                                         4,900                245,049
                                                                          419,340
RETAIL-BUILDING PRODUCTS (2.34%)
 Home Depot                                         20,300                752,521
 Lowe's                                             14,800                872,164
                                                                        1,624,685
RETAIL-DISCOUNT (3.81%)
 Target                                             14,500                576,230
 Wal-Mart Stores                                    35,000              2,063,250
                                                                        2,639,480
RETAIL-OFFICE SUPPLIES (0.46%)
 Staples /1/                                        11,800                316,476
                                                   Shares
                                                    Held                 Value
----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-REGIONAL DEPARTMENT STORE (1.11%)
                                                                      $
 Kohls /1/                                          13,700                768,159
RETAIL-RESTAURANTS (1.21%)
 McDonald's                                         33,400                835,334
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.27%)
 Linear Technology                                  20,700                882,027
TELECOMMUNICATION EQUIPMENT (0.77%)
 Nortel Networks /1/                               120,500                536,225
TELECOMMUNICATION SERVICES (0.96%)
 Avaya /1/                                          51,400                665,116
TELEVISION (0.68%)
 Univision Communications /1/                       13,900                471,905
TRANSPORT-SERVICES (0.80%)
 United Parcel Service                               7,600                551,152
WEB PORTALS (1.50%)
 Yahoo /1/                                          23,800              1,040,060
                                      TOTAL COMMON STOCKS              66,761,086
                                                                      -----------

                     TOTAL PORTFOLIO INVESTMENTS (96.32%)              66,761,086
CASH AND RECEIVABLES, NET OF LIABILITIES (3.68%)                        2,549,759
                               TOTAL NET ASSETS (100.00%)             $69,310,845
                                                                      -------------


 /1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS LARGECAP VALUE FUND

                                OCTOBER 31, 2003

                                                        Shares
                                                         Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (95.86%)
AEROSPACE & DEFENSE EQUIPMENT (0.59%)
                                                                            $
 Goodrich                                                218,700                 6,040,494
AGRICULTURAL OPERATIONS (0.13%)
 Monsanto                                                 51,800                 1,297,590
APPAREL MANUFACTURERS (0.85%)
 Liz Claiborne                                           122,850                 4,531,937
 VF                                                      101,100                 4,291,695
                                                                                 8,823,632
APPLIANCES (0.56%)
 Whirlpool                                                81,700                 5,757,399
AUTO-CARS & LIGHT TRUCKS (0.75%)
 General Motors                                          182,400                 7,783,008
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.15%)
 Paccar                                                   20,000                 1,579,200
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.99%)
 Autoliv                                                 165,900                 5,494,608
 Dana                                                    201,000                 3,272,280
 Delphi Automotive Systems                               345,000                 3,070,500
 Lear /1/                                                 58,900                 3,421,501
 Magna International                                      65,400                 5,247,042
                                                                                20,505,931
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.57%)
 Vulcan Materials                                        132,300                 5,862,213
BUILDING-RESIDENTIAL & COMMERCIAL (0.97%)
 KB Home                                                  81,900                 5,609,331
 Pulte                                                    50,600                 4,377,406
                                                                                 9,986,737
CABLE TV (1.59%)
 Comcast /1/                                             483,536                16,401,541
CELLULAR TELECOMMUNICATIONS (0.58%)
 AT&T Wireless Services /1/                              827,900                 6,002,275
CHEMICALS-DIVERSIFIED (2.49%)
 Dow Chemical                                            288,200                10,862,258
 E. I. Du Pont de Nemours                                245,500                 9,918,200
 Lyondell Chemical                                       136,700                 1,954,810
 PPG Industries                                           50,900                 2,934,385
                                                                                25,669,653
CHEMICALS-SPECIALTY (0.46%)
 Cabot                                                   116,500                 3,250,350
 Lubrizol                                                 49,600                 1,502,880
 Millennium Chemicals                                      2,048                    20,521
                                                                                 4,773,751
COATINGS & PAINT (0.22%)
 Sherwin-Williams                                         67,300                 2,257,242
COMMERCIAL BANKS (0.99%)
 AmSouth Bancorp                                         116,500                 2,751,730
 Regions Financial                                       140,150                 5,150,512
 SouthTrust                                                8,000                   254,800
 UnionBanCal                                              37,150                 2,012,416
                                                                                10,169,458
                                                        Shares
                                                         Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICE-FINANCE (0.33%)
                                                                            $
 Deluxe                                                   84,500                 3,411,265
COMPUTERS (2.65%)
 Hewlett-Packard                                         873,554                19,488,990
 International Business Machines                          88,125                 7,885,425
                                                                                27,374,415
COMPUTERS-MEMORY DEVICES (0.04%)
 Quantum /1/                                             146,300                   454,993
CONTAINERS-PAPER & PLASTIC (0.03%)
 Smurfit-Stone Container /1/                              20,200                   313,100
COSMETICS & TOILETRIES (0.25%)
 Procter & Gamble                                         26,100                 2,565,369
DISTRIBUTION-WHOLESALE (0.68%)
 Genuine Parts                                           118,025                 3,755,556
 Ingram Micro /1/                                        114,350                 1,692,380
 Tech Data /1/                                            46,400                 1,527,488
                                                                                 6,975,424
DIVERSIFIED FINANCIAL SERVICES (4.66%)
 Citigroup                                             1,015,600                48,139,440
DIVERSIFIED MANUFACTURING OPERATIONS (2.14%)
 Cooper Industries                                        66,600                 3,523,140
 Eaton                                                    66,025                 6,618,346
 Textron                                                 142,600                 7,085,794
 Tyco International                                      234,600                 4,898,448
                                                                                22,125,728
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.32%)
 Cendant /1/                                             162,400                 3,317,832
ELECTRIC-INTEGRATED (5.07%)
 Alliant Energy                                          202,300                 4,867,338
 Ameren                                                   90,400                 4,036,360
 American Electric Power                                 242,525                 6,836,780
 Cinergy                                                 113,650                 4,126,631
 Constellation Energy Group                               90,800                 3,302,396
 Edison International /1/                                 58,400                 1,151,064
 Entergy                                                 125,800                 6,780,620
 FirstEnergy                                             208,800                 7,180,632
 Northeast Utilities                                     222,600                 4,193,784
 PG&E /1/                                                 84,600                 2,068,470
 PPL                                                      74,400                 2,970,048
 Puget Energy                                            108,800                 2,473,024
 XCEL Energy                                             141,700                 2,323,880
                                                                                52,311,027
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.44%)
 Flextronics International /1/                           403,300                 5,646,200
 Sanmina /1/                                             407,100                 4,294,905
 Solectron /1/                                           887,700                 4,917,858
                                                                                14,858,963
ELECTRONIC CONNECTORS (0.07%)
 Thomas & Betts /1/                                       41,100                   731,580
ELECTRONIC PARTS DISTRIBUTION (0.46%)
 Arrow Electronics /1/                                    67,000                 1,430,450
                                                        Shares
                                                         Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC PARTS DISTRIBUTION (CONTINUED)
                                                                            $
 Avnet /1/                                               171,000                 3,317,400
                                                                                 4,747,850
FINANCE-INVESTMENT BANKER & BROKER (2.68%)
 Bear Stearns                                             60,100                 4,582,625
 Lehman Brothers Holdings                                119,525                 8,605,800
 Merrill Lynch                                           136,700                 8,092,640
 Morgan Stanley                                          116,700                 6,403,329
                                                                                27,684,394
FINANCE-MORTGAGE LOAN/BANKER (1.35%)
 Countrywide Credit Industries                            45,675                 4,801,356
 Federal Home Loan Mortgage                               72,900                 4,091,877
 Federal National Mortgage Association                    70,125                 5,027,261
                                                                                13,920,494
FINANCIAL GUARANTEE INSURANCE (0.67%)
 MBIA                                                    115,300                 6,873,033
FOOD-FLOUR & GRAIN (0.22%)
 Archer Daniels Midland                                  157,415                 2,258,905
FOOD-MISCELLANEOUS/DIVERSIFIED (0.59%)
 Sara Lee                                                304,400                 6,066,692
FOOD-RETAIL (1.04%)
 Albertson's                                              76,900                 1,560,301
 Kroger /1/                                              199,000                 3,480,510
 Safeway /1/                                             271,700                 5,732,870
                                                                                10,773,681
FOOD-WHOLESALE & DISTRIBUTION (0.00%)
 Supervalu                                                   700                    17,654
GAS-DISTRIBUTION (0.53%)
 Sempra Energy                                           195,800                 5,443,240
HOME FURNISHINGS (0.29%)
 Leggett & Platt                                         141,500                 2,955,935
INDUSTRIAL GASES (0.05%)
 Praxair                                                   6,900                   480,102
INSTRUMENTS-CONTROLS (0.77%)
 Johnson Controls                                         24,700                 2,655,991
 Parker Hannifin                                         104,000                 5,300,880
                                                                                 7,956,871
INSURANCE BROKERS (0.56%)
 Aon                                                     264,200                 5,785,980
LIFE & HEALTH INSURANCE (1.37%)
 Jefferson-Pilot                                         139,600                 6,664,504
 John Hancock Financial Services                         209,400                 7,402,290
 Torchmark                                                 1,975                    86,663
                                                                                14,153,457
MACHINERY-CONSTRUCTION & MINING (0.49%)
 Caterpillar                                              69,100                 5,063,648
MEDICAL INSTRUMENTS (0.50%)
 Guidant                                                 101,000                 5,152,010
                                                        Shares
                                                         Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (0.00%)
                                                                            $
 Becton Dickinson                                          1,000                    36,560
MEDICAL-DRUGS (3.50%)
 Abbott Laboratories                                      95,800                 4,082,996
 Bristol-Myers Squibb                                    336,700                 8,542,079
 GlaxoSmithKline                                         105,700                 4,575,753
 Merck                                                   308,425                13,647,806
 Wyeth                                                   120,500                 5,318,870
                                                                                36,167,504
MEDICAL-HMO (1.09%)
 Aetna                                                    53,300                 3,059,953
 Health Net /1/                                          108,000                 3,411,720
 Humana /1/                                              234,000                 4,747,860
                                                                                11,219,533
METAL-ALUMINUM (0.47%)
 Alcan                                                   122,200                 4,879,446
MONEY CENTER BANKS (3.30%)
 Bank of America                                         362,775                27,472,951
 JP Morgan Chase                                         184,900                 6,637,910
                                                                                34,110,861
MULTI-LINE INSURANCE (2.50%)
 Allstate                                                271,500                10,724,250
 American International Group                            112,615                 6,850,370
 MetLife                                                 207,800                 6,524,920
 PartnerRe                                                31,500                 1,709,505
                                                                                25,809,045
MULTIMEDIA (1.40%)
 Time Warner                                             527,300                 8,062,417
 Viacom                                                   35,000                 1,395,450
 Walt Disney                                             220,500                 4,992,120
                                                                                14,449,987
NETWORKING PRODUCTS (0.26%)
 Lucent Technologies /1/                                 838,000                 2,681,600
NON-HAZARDOUS WASTE DISPOSAL (0.32%)
 Allied Waste Industries /1/                             288,900                 3,258,792
OIL COMPANY-INTEGRATED (7.75%)
 ChevronTexaco                                           244,764                18,185,965
 ConocoPhillips                                          224,514                12,830,975
 Exxon Mobil                                           1,111,200                40,647,696
 Marathon Oil                                             64,100                 1,895,437
 Occidental Petroleum                                    182,400                 6,431,424
                                                                                79,991,497
OIL REFINING & MARKETING (0.85%)
 Ashland                                                 128,600                 4,789,064
 Valero Energy                                            93,800                 4,005,260
                                                                                 8,794,324
PAPER & RELATED PRODUCTS (1.21%)
 Boise Cascade                                            35,900                 1,006,995
 Georgia-Pacific                                         256,250                 6,734,250
 International Paper                                     119,900                 4,718,065
                                                                                12,459,310
                                                        Shares
                                                         Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PHARMACY SERVICES (0.12%)
                                                                            $
 Medco Health Solutions /1/                               37,196                 1,234,907
PIPELINES (0.11%)
 Williams                                                108,400                 1,105,680
POULTRY (0.53%)
 Tyson Foods                                             382,626                 5,460,073
POWER CONVERTER & SUPPLY EQUIPMENT (0.22%)
 Hubbell                                                  52,300                 2,240,532
PRINTING-COMMERCIAL (0.40%)
 R.R. Donnelley & Sons                                   160,450                 4,171,700
PROPERTY & CASUALTY INSURANCE (2.08%)
 ACE                                                      69,400                 2,498,400
 Chubb                                                   104,500                 6,981,645
 St. Paul                                                168,450                 6,422,999
 Travelers Property Casualty                             300,917                 4,904,947
 Travelers Property Casualty                              38,044                   622,780
                                                                                21,430,771
REGIONAL BANKS (10.41%)
 Bank One                                                309,900                13,155,255
 Comerica                                                141,300                 7,274,124
 FleetBoston Financial                                   373,662                15,092,208
 Huntington Bancshares                                   190,700                 4,130,562
 KeyCorp                                                 245,850                 6,945,263
 National City                                           219,125                 7,156,623
 SunTrust Banks                                          110,900                 7,438,063
 U.S. Bancorp                                            595,350                16,205,427
 Union Planters                                           66,000                 2,195,820
 Wachovia                                                378,950                17,382,436
 Wells Fargo                                             185,200                10,430,464
                                                                               107,406,245
REINSURANCE (0.19%)
 RenaissanceRe Holdings                                   43,400                 1,952,132
RETAIL-APPAREL & SHOE (0.08%)
 Foot Locker                                              47,400                   848,460
RETAIL-MAJOR DEPARTMENT STORE (1.71%)
 May Department Stores                                   228,350                 6,384,666
 Sears Roebuck                                           214,600                11,294,398
                                                                                17,679,064
RETAIL-OFFICE SUPPLIES (0.35%)
 Office Depot /1/                                        241,200                 3,601,116
RETAIL-REGIONAL DEPARTMENT STORE (0.70%)
 Federated Department Stores                             153,000                 7,275,150
RETAIL-RESTAURANTS (0.10%)
 McDonald's                                               42,000                 1,050,420
RUBBER-TIRES (0.11%)
 Cooper Tire & Rubber                                     59,300                 1,165,838
SAVINGS & LOANS-THRIFTS (2.06%)
 Golden West Financial                                    73,375                 7,369,051
 Washington Mutual                                       316,687                13,855,057
                                                                                21,224,108
                                                        Shares
                                                         Held                   Value
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (1.27%)
                                                                            $
 ADC Telecommunications /1/                              513,700                 1,309,935
 Nortel Networks /1/                                   2,079,500                 9,253,775
 Tellabs /1/                                             339,600                 2,557,188
                                                                                13,120,898
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.94%)
 Corning /1/                                             887,000                 9,739,260
TELEPHONE-INTEGRATED (5.11%)
 BellSouth                                               478,700                12,594,597
 Qwest Communications International /1/                  873,100                 3,082,043
 SBC Communications                                      636,400                15,260,872
 Sprint                                                  510,700                 8,171,200
 Sprint PCS /1/                                          884,500                 3,847,575
 Verizon Communications                                  292,075                 9,813,720
                                                                                52,770,007
TOBACCO (2.42%)
 Altria Group                                            410,575                19,091,737
 UST                                                     171,500                 5,834,430
                                                                                24,926,167
TOOLS-HAND HELD (0.45%)
 Black & Decker                                           98,075                 4,688,966
TRANSPORT-RAIL (1.71%)
 Burlington Northern Santa Fe                            209,400                 6,060,036
 CSX                                                     186,300                 5,928,066
 Norfolk Southern                                        283,400                 5,710,510
                                                                                17,698,612
                                            TOTAL COMMON STOCKS                989,471,771
                                                                            --------------

                           TOTAL PORTFOLIO INVESTMENTS (95.86%)                989,471,771
CASH AND RECEIVABLES, NET OF LIABILITIES (4.14%)                                42,739,798
                                     TOTAL NET ASSETS (100.00%)             $1,032,211,569
                                                                            ----------------

/1 /Non-income producing security.


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS MIDCAP GROWTH FUND

                                OCTOBER 31, 2003

                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (96.46%)
ADVERTISING AGENCIES (0.76%)
                                                                   $
 Interpublic Group                               12,450                185,256
AIRLINES (0.29%)
 JetBlue Airways /1/                              1,230                 70,946
APPAREL MANUFACTURERS (1.36%)
 Coach /1/                                        5,820                206,435
 Quiksilver /1/                                   7,170                123,109
                                                                       329,544
APPLICATIONS SOFTWARE (2.69%)
 Citrix Systems /1/                               6,850                173,168
 Mercury Interactive /1/                          3,120                144,893
 Red Hat /1/                                     10,330                155,363
 Siebel Systems /1/                              14,220                179,030
                                                                       652,454
AUDIO & VIDEO PRODUCTS (1.10%)
 Polycom /1/                                     13,290                266,199
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.60%)
 Navistar International /1/                       3,590                145,144
BUILDING-MAINTENANCE & SERVICE (0.93%)
 Ecolab                                           8,380                225,338
CASINO HOTELS (0.48%)
 MGM Mirage /1/                                   3,290                116,795
CASINO SERVICES (1.11%)
 International Game Technology                    8,240                269,860
CELLULAR TELECOMMUNICATIONS (0.38%)
 Western Wireless /1/                             4,810                 93,314
COMMERCIAL BANKS (0.55%)
 Silicon Valley Bancshares /1/                    3,790                133,029
COMMERCIAL SERVICES (0.82%)
 Alliance Data Systems /1/                        4,080                113,343
 Wireless Facilities /1/                          4,930                 84,697
                                                                       198,040
COMPUTER DATA SECURITY (0.34%)
 NetScreen Technologies /1/                       3,110                 82,788
COMPUTER GRAPHICS (0.69%)
 Pixar /1/                                        2,440                167,896
COMPUTER SERVICES (1.61%)
 Ceridian /1/                                     5,540                116,340
 Sungard Data Systems /1/                         9,820                275,451
                                                                       391,791
COMPUTERS-MEMORY DEVICES (0.63%)
 Maxtor /1/                                      11,140                152,284
COMPUTERS-PERIPHERAL EQUIPMENT (0.58%)
 Lexar Media /1/                                  6,110                139,980
CONTAINERS-METAL & GLASS (0.42%)
 Crown Holdings /1/                              12,980                102,542
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CRUISE LINES (0.31%)
                                                                   $
 Royal Caribbean Cruises                          2,550                 75,761
DATA PROCESSING & MANAGEMENT (3.07%)
 Fair, Isaac                                      3,030                193,253
 Fiserv /1/                                       9,540                336,953
 SEI Investments                                  7,390                215,197
                                                                       745,403
DECISION SUPPORT SOFTWARE (0.40%)
 Cognos /1/                                       2,800                 96,516
DENTAL SUPPLIES & EQUIPMENT (1.57%)
 Dentsply International                           1,935                 85,508
 Patterson Dental /1/                             4,620                295,587
                                                                       381,095
DIAGNOSTIC EQUIPMENT (0.81%)
 Gen-Probe /1/                                    7,330                196,224
DISTRIBUTION-WHOLESALE (1.17%)
 CDW                                              4,730                284,037
DIVERSIFIED MANUFACTURING OPERATIONS (0.48%)
 SPX /1/                                          2,400                115,488
E-COMMERCE-SERVICES (0.76%)
 Monster Worldwide /1/                            7,230                184,148
ELECTRIC PRODUCTS-MISCELLANEOUS (0.93%)
 Molex                                            7,160                224,752
ELECTRIC-GENERATION (0.55%)
 AES /1/                                         15,160                132,650
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.69%)
 Sanmina /1/                                     23,930                252,462
 Vishay Intertechnology /1/                       8,360                156,750
                                                                       409,212
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.65%)
 Agere Systems /1/                               29,200                101,616
 Fairchild Semiconductor International /1/        7,180                162,268
 National Semiconductor /1/                       6,140                249,468
 PMC - Sierra /1/                                 7,160                130,097
                                                                       643,449
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.55%)
 Fluor                                            3,580                132,746
ENGINES-INTERNAL COMBUSTION (0.67%)
 Cummins Engine                                   3,430                162,582
ENTERPRISE SOFTWARE & SERVICE (1.18%)
 BEA Systems /1/                                 20,530                285,367
ENTERTAINMENT SOFTWARE (1.57%)
 Electronic Arts /1/                              2,010                199,070
 Take-Two Interactive Software /1/                4,610                182,326
                                                                       381,396
ENVIRONMENTAL CONSULTING & ENGINEERING (0.42%)
 Tetra Tech /1/                                   4,570                102,734
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FIDUCIARY BANKS (0.84%)
                                                                   $
 Investors Financial Services                     5,780                204,207
FINANCE-CREDIT CARD (0.38%)
 Providian Financial /1/                          8,330                 92,546
FINANCE-INVESTMENT BANKER & BROKER (2.22%)
 Bear Stearns                                     2,320                176,900
 Jefferies Group                                  3,820                118,420
 Legg Mason                                       2,920                243,090
                                                                       538,410
FINANCIAL GUARANTEE INSURANCE (0.42%)
 Radian Group                                     1,940                102,626
FOOD-BAKING (0.49%)
 Flowers Foods                                    5,000                118,650
FOOD-DAIRY PRODUCTS (0.67%)
 Dean Foods /1/                                   5,400                163,350
HEALTH CARE COST CONTAINMENT (0.97%)
 Caremark Rx /1/                                  9,360                234,468
HOTELS & MOTELS (1.60%)
 Marriott International                           4,040                174,528
 Starwood Hotels & Resorts Worldwide              6,300                212,499
                                                                       387,027
HUMAN RESOURCES (1.09%)
 Manpower                                         5,720                265,408
INDUSTRIAL AUTOMATION & ROBOTS (0.67%)
 UNOVA /1/                                        7,510                163,042
INDUSTRIAL GASES (0.68%)
 Air Products & Chemicals                         3,640                165,292
INSTRUMENTS-SCIENTIFIC (0.91%)
 Fisher Scientific International /1/              5,480                220,570
INTERNET BROKERS (0.87%)
 Ameritrade Holding /1/                          15,430                210,465
INTERNET CONTENT-INFORMATION & NEWS (1.08%)
 CNET Networks /1/                               17,520                142,613
 SINA /1/                                         3,120                120,525
                                                                       263,138
INTERNET SECURITY (1.98%)
 CheckFree /1/                                    6,190                170,411
 VeriSign /1/                                    19,570                310,576
                                                                       480,987
LASERS-SYSTEMS & COMPONENTS (0.98%)
 Cymer /1/                                        5,210                237,889
LEISURE & RECREATION PRODUCTS (0.41%)
 WMS Industries /1/                               4,350                100,616
LINEN SUPPLY & RELATED ITEMS (0.74%)
 Cintas                                           4,190                178,745
MACHINERY-PRINT TRADE (0.68%)
 Zebra Technologies /1/                           2,910                165,725
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL LASER SYSTEMS (0.43%)
                                                                   $
 VISX /1/                                         4,330                105,046
MEDICAL PRODUCTS (4.18%)
 Henry Schein /1/                                 4,840                300,322
 INAMED /1/                                       1,700                146,829
 Varian Medical Systems /1/                       3,720                237,857
 Zimmer Holdings /1/                              5,150                328,621
                                                                     1,013,629
MEDICAL-BIOMEDICAL/GENE (2.19%)
 Chiron /1/                                       6,370                347,993
 Invitrogen /1/                                   2,900                184,411
                                                                       532,404
MEDICAL-DRUGS (2.66%)
 Allergan                                         2,040                154,265
 Celgene /1/                                      5,490                228,878
 Medicis Pharmaceutical                           4,130                261,635
                                                                       644,778
MEDICAL-GENERIC DRUGS (2.60%)
 Mylan Laboratories                               8,635                208,535
 Pharmaceutical Resources /1/                     3,340                241,415
 Taro Pharmaceuticals Industries /1/              1,460                 93,805
 Watson Pharmaceutical /1/                        2,200                 86,394
                                                                       630,149
MEDICAL-HMO (2.20%)
 Aetna                                            3,170                181,990
 Coventry Health Care /1/                         2,050                112,237
 Mid Atlantic Medical Services /1/                4,100                239,440
                                                                       533,667
MEDICAL-HOSPITALS (0.38%)
 Community Health Systems /1/                     3,870                 92,957
METAL-COPPER (0.72%)
 Phelps Dodge /1/                                 2,830                174,724
METAL-DIVERSIFIED (0.78%)
 Freeport-McMoran Copper & Gold                   4,860                188,325
NETWORKING PRODUCTS (0.61%)
 Network Appliance /1/                            5,960                147,093
NON-HAZARDOUS WASTE DISPOSAL (0.47%)
 Allied Waste Industries /1/                     10,020                113,026
OIL & GAS DRILLING (0.41%)
 Nabors Industries /1/                            2,600                 98,280
OIL COMPANY-EXPLORATION & PRODUCTION (1.24%)
 Chesapeake Energy                                9,970                118,942
 XTO Energy                                       7,710                182,496
                                                                       301,438
OIL FIELD MACHINERY & EQUIPMENT (1.00%)
 Smith International /1/                          6,530                243,112
PHARMACY SERVICES (0.73%)
 Omnicare                                         4,600                176,364
PIPELINES (1.36%)
 Kinder Morgan                                    2,980                159,579
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PIPELINES (CONTINUED)
                                                                   $
 Williams                                        16,650                169,830
                                                                       329,409
RADIO (0.40%)
 XM Satellite Radio Holdings /1/                  4,850                 98,261
REINSURANCE (0.32%)
 AXIS Capital Holdings                            3,060                 76,653
RETAIL-APPAREL & SHOE (0.70%)
 Chico's FAS /1/                                  4,550                170,807
RETAIL-DISCOUNT (1.87%)
 Dollar Tree Stores /1/                           6,350                242,443
 Family Dollar Stores                             4,850                211,509
                                                                       453,952
RETAIL-DRUG STORE (0.71%)
 Rite Aid /1/                                    30,130                172,645
RETAIL-HOME FURNISHINGS (0.49%)
 Cost Plus /1/                                    2,570                117,886
RETAIL-JEWELRY (0.84%)
 Tiffany                                          4,270                202,612
RETAIL-RESTAURANTS (1.60%)
 Cheesecake Factory /1/                           2,530                101,048
 Starbucks /1/                                    9,060                286,296
                                                                       387,344
SAVINGS & LOANS-THRIFTS (0.64%)
 Sovereign Bancorp                                7,520                156,491
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.00%)
 Cypress Semiconductor /1/                        5,020                107,729
 Integrated Device Technology /1/                17,290                271,453
 Marvell Technology Group /1/                     2,420                106,166
                                                                       485,348
SEMICONDUCTOR EQUIPMENT (4.06%)
 Kla-Tencor /1/                                   5,870                336,527
 Lam Research /1/                                13,470                387,128
 Novellus Systems /1/                             6,340                261,778
                                                                       985,433
TELECOMMUNICATION EQUIPMENT (2.22%)
 Comverse Technology /1/                         16,540                298,381
 Sonus Networks /1/                              29,190                239,650
                                                                       538,031
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (2.04%)
 CIENA /1/                                       29,370                188,262
 Corning /1/                                     27,920                306,561
                                                                       494,823
TELECOMMUNICATION SERVICES (0.45%)
 Time Warner Telecom /1/                         10,530                108,986
TELEVISION (0.74%)
 Univision Communications /1/                     5,280                179,256
THERAPEUTICS (0.66%)
 Neurocrine Biosciences /1/                       3,420                160,159
                                                 Shares
                                                  Held                Value
-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TOYS (1.42%)
                                                                   $
 LeapFrog Enterprises /1/                         3,470                119,958
 Marvel Enterprises /1/                           7,620                224,409
                                                                       344,367
TRANSPORT-TRUCK (0.54%)
 Swift Transportation /1/                         5,820                130,543
VITAMINS & NUTRITION PRODUCTS (0.51%)
 NBTY /1/                                         4,500                122,625
WEB HOSTING & DESIGN (0.49%)
 Macromedia /1/                                   6,160                117,718
                                   TOTAL COMMON STOCKS              23,398,262
                                                                   -----------

                  TOTAL PORTFOLIO INVESTMENTS (96.46%)              23,398,262
CASH AND RECEIVABLES, NET OF LIABILITIES (3.54%)                       859,056
                            TOTAL NET ASSETS (100.00%)             $24,257,318
                                                                   -------------

 /1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           PARTNERS MIDCAP VALUE FUND

                                OCTOBER 31, 2003

                                                 Shares
                                                  Held                 Value
---------------------------------------------------------------------------------------
COMMON STOCKS (94.15%)
APPAREL MANUFACTURERS (3.08%)
                                                                    $
 Liz Claiborne                                    35,900               1,324,351
 VF                                               42,800               1,816,860
                                                                       3,141,211
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (3.53%)
 BorgWarner                                       19,400               1,544,046
 Lear /1/                                         35,300               2,050,577
                                                                       3,594,623
BEVERAGES-WINE & SPIRITS (2.40%)
 Constellation Brands /1/                         78,000               2,446,860
BUILDING PRODUCTS-AIR & HEATING (1.24%)
 American Standard /1/                            13,200               1,263,240
COMMERCIAL BANKS (7.23%)
 City National                                    16,500                 993,465
 First Tennessee National                         39,900               1,809,864
 North Fork Bancorp.                              44,300               1,726,814
 SouthTrust                                       34,200               1,089,270
 TCF Financial                                    33,600               1,753,248
                                                                       7,372,661
DIALYSIS CENTERS (1.46%)
 DaVita /1/                                       42,300               1,484,730
DIVERSIFIED MANUFACTURING OPERATIONS (2.29%)
 SPX /1/                                          48,500               2,333,820
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.89%)
 Viad                                             36,400                 909,272
ELECTRIC-INTEGRATED (3.74%)
 Energy East                                      20,900                 469,205
 Exelon                                           11,800                 748,710
 Pepco Holdings                                   71,900               1,265,440
 PPL                                              33,400               1,333,328
                                                                       3,816,683
ENTERPRISE SOFTWARE & SERVICE (0.13%)
 Computer Associates International                 5,700                 134,064
FINANCE-COMMERCIAL (0.99%)
 CIT Group                                        29,900               1,005,238
FINANCIAL GUARANTEE INSURANCE (5.82%)
 Ambac Financial Group                            24,800               1,754,352
 PMI Group                                        48,500               1,854,155
 Radian Group                                     44,000               2,327,600
                                                                       5,936,107
FOOD-CANNED (1.52%)
 Del Monte Foods /1/                             163,200               1,552,032
FOOD-WHOLESALE & DISTRIBUTION (1.35%)
 Fresh Del Monte Produce                          54,900               1,372,500
HUMAN RESOURCES (2.27%)
 Manpower                                         49,800               2,310,720
INSTRUMENTS-CONTROLS (0.97%)
 Johnson Controls                                  9,200                 989,276
                                                 Shares
                                                  Held                 Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET FINANCIAL SERVICES (2.01%)
                                                                    $
 IndyMac Bancorp                                  69,600               2,046,240
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.10%)
 Federated Investors                              40,600               1,122,590
LEISURE & RECREATION PRODUCTS (1.19%)
 Brunswick                                        40,800               1,210,536
MEDICAL LABORATORY & TESTING SERVICE (3.68%)
 Laboratory Corp. of America Holdings /1/         52,000               1,843,400
 Quest Diagnostics /1/                            28,200               1,907,730
                                                                       3,751,130
MEDICAL-HMO (5.58%)
 Anthem /1/                                       25,700               1,758,651
 Oxford Health Plans /1/                          61,300               2,482,650
 WellChoice /1/                                   44,600               1,449,500
                                                                       5,690,801
MEDICAL-HOSPITALS (4.02%)
 Triad Hospitals /1/                              82,700               2,541,371
 Universal Health Services /1/                    33,200               1,562,060
                                                                       4,103,431
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (1.23%)
 Lincare Holdings /1/                             32,200               1,253,868
MULTI-LINE INSURANCE (3.21%)
 Loews                                            35,400               1,522,200
 PartnerRe                                        32,200               1,747,494
                                                                       3,269,694
OIL COMPANY-EXPLORATION & PRODUCTION (7.73%)
 Apache                                           13,089                 912,565
 EOG Resources                                    36,500               1,538,110
 Pioneer Natural Resources /1/                    68,200               1,803,890
 Talisman Energy                                  35,300               1,722,640
 XTO Energy                                       80,333               1,901,482
                                                                       7,878,687
OIL REFINING & MARKETING (2.04%)
 Sunoco                                           47,600               2,082,976
PHARMACY SERVICES (2.12%)
 Omnicare                                         56,400               2,162,376
PIPELINES (1.21%)
 Equitable Resources                              29,900               1,231,880
PROPERTY & CASUALTY INSURANCE (1.38%)
 XL Capital                                       20,200               1,403,900
REINSURANCE (2.09%)
 RenaissanceRe Holdings                           47,500               2,136,550
RETAIL-APPAREL & SHOE (2.67%)
 Foot Locker                                     104,700               1,874,130
 Payless Shoesource /1/                           64,000                 846,720
                                                                       2,720,850
RETAIL-HAIR SALONS (1.01%)
 Regis                                            27,200               1,034,144
                                                 Shares
                                                  Held                 Value
---------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-HOME FURNISHINGS (2.02%)
                                                                    $
 Pier 1 Imports                                   89,000               2,055,900
RETAIL-MAJOR DEPARTMENT STORE (0.65%)
 May Department Stores                            23,900                 668,244
RETAIL-OFFICE SUPPLIES (0.52%)
 Office Depot /1/                                 35,300                 527,029
SAVINGS & LOANS-THRIFTS (4.08%)
 Charter One Financial                            73,900               2,361,844
 Greenpoint Financial                             57,600               1,794,240
                                                                       4,156,084
TEXTILE-HOME FURNISHINGS (1.12%)
 Mohawk Industries /1/                            15,400               1,141,448
TRANSPORT-AIR FREIGHT (1.50%)
 CNF                                              43,800               1,533,876
TRANSPORT-MARINE (1.89%)
 Teekay Shipping                                  40,100               1,930,013
TRANSPORT-RAIL (1.19%)
 Canadian National Railway                        20,200               1,216,040
                                    TOTAL COMMON STOCKS               95,991,324
                                                                    ------------

                   TOTAL PORTFOLIO INVESTMENTS (94.15%)               95,991,324
CASH AND RECEIVABLES, NET OF LIABILITIES (5.85%)                       5,969,021
                             TOTAL NET ASSETS (100.00%)             $101,960,345
                                                                    --------------

/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS SMALLCAP BLEND FUND

                                OCTOBER 31, 2003

                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (98.18%)
AEROSPACE & DEFENSE (0.27%)
                                                                  $
 Teledyne Technologies /1/                         900                14,841
AEROSPACE & DEFENSE EQUIPMENT (1.22%)
 Alliant Techsystems /1/                           950                49,172
 Curtiss-Wright                                    225                16,650
                                                                      65,822
AIRLINES (0.32%)
 Mesa Air Group /1/                              1,600                17,232
APPAREL MANUFACTURERS (0.72%)
 Haggar                                            950                15,105
 Russell                                         1,300                23,764
                                                                      38,869
APPLICATIONS SOFTWARE (1.24%)
 EPIQ Systems /1/                                1,050                17,745
 Progress Software /1/                             825                18,208
 Serena Software /1/                               650                11,212
 SS&C Technologies                                 900                19,800
                                                                      66,965
ATHLETIC FOOTWEAR (0.50%)
 Reebok International                              700                27,265
AUDIO & VIDEO PRODUCTS (1.07%)
 Harman International Industries                   450                57,690
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.68%)
 Oshkosh Truck                                     800                36,664
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.37%)
 ArvinMeritor                                    1,200                20,148
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.32%)
 Winnebago Industries                              300                17,490
BUILDING-RESIDENTIAL & COMMERCIAL (3.87%)
 Dominion Homes /1/                              1,100                31,075
 MDC Holdings                                      330                22,216
 NVR /1/                                           120                58,728
 Ryland Group                                      450                40,005
 Standard-Pacific                                  650                31,102
 WCI Communities /1/                             1,200                26,160
                                                                     209,286
CHEMICALS-DIVERSIFIED (0.95%)
 Georgia Gulf                                      800                21,520
 Hercules /1/                                    2,880                30,096
                                                                      51,616
CHEMICALS-FIBERS (0.47%)
 Wellman                                         3,100                25,575
CHEMICALS-PLASTICS (0.46%)
 A. Schulman                                     1,300                24,687
CHEMICALS-SPECIALTY (0.36%)
 Penford                                         1,400                19,586
CIRCUIT BOARDS (0.50%)
 Benchmark Electronics /1/                         550                26,796
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COAL (0.48%)
                                                                  $
 CONSOL Energy                                   1,200                26,040
COATINGS & PAINT (0.49%)
 RPM                                             1,850                26,733
COLLECTIBLES (0.29%)
 Department 56 /1/                               1,100                15,455
COMMERCIAL BANKS (6.38%)
 First Bancorp.                                    800                26,640
 First Midwest Bancorp                           1,075                33,217
 Hibernia                                          850                19,202
 Hudson United Bancorp                             250                 9,073
 Irwin Financial                                 1,500                42,045
 Lakeland Financial                                500                18,075
 Nara Bancorp.                                   1,270                28,702
 R&G Financial                                     800                26,320
 South Financial Group                           1,600                41,808
 Susquehanna Bancshares                            575                14,404
 Trustco Bank                                    1,800                23,490
 United Bankshares                               1,130                34,182
 W Holding                                       1,200                27,948
                                                                     345,106
COMMUNICATIONS SOFTWARE (1.04%)
 Avid Technology /1/                               600                31,044
 Inter-Tel                                       1,000                25,190
                                                                      56,234
COMPUTER AIDED DESIGN (0.24%)
 Ansys /1/                                         370                13,187
COMPUTER DATA SECURITY (0.30%)
 Rainbow Technologies /1/                        1,340                16,495
COMPUTER SERVICES (1.30%)
 CACI International /1/                            600                29,718
 FactSet Research Systems                          300                13,092
 Tyler Technologies /1/                          3,500                27,720
                                                                      70,530
COMPUTERS-INTEGRATED SYSTEMS (1.78%)
 Agilysys                                        1,500                15,420
 Micros Systems /1/                                700                28,343
 Radisys /1/                                     1,400                27,370
 Systems & Computer Technology /1/               1,700                24,990
                                                                      96,123
COMPUTERS-MEMORY DEVICES (0.79%)
 Hutchison Technology /1/                          750                25,133
 Overland Storage /1/                              900                17,730
                                                                      42,863
COMPUTERS-PERIPHERAL EQUIPMENT (0.05%)
 Sigma Designs /1/                                 300                 2,562
CONSULTING SERVICES (1.89%)
 FTI Consulting /1/                              1,525                30,348
 Gartner /1/                                     1,300                16,510
 Maximus /1/                                     1,175                41,019
 Watson Wyatt /1/                                  600                14,430
                                                                     102,307
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CONSUMER PRODUCTS-MISCELLANEOUS (0.92%)
                                                                  $
 Russ Berrie                                       600                21,510
 Scotts /1/                                        490                28,297
                                                                      49,807
DENTAL SUPPLIES & EQUIPMENT (0.46%)
 Sybron Dental Specialties /1/                   1,080                24,840
DIAGNOSTIC KITS (0.63%)
 Biosite Diagnostics /1/                           500                12,900
 Diagnostic Products                               525                21,431
                                                                      34,331
DISPOSABLE MEDICAL PRODUCTS (0.67%)
 ICU Medical /1/                                 1,075                36,324
DISTRIBUTION-WHOLESALE (1.39%)
 Advanced Marketing Services                     1,800                20,610
 Building Material Holding                       1,950                27,573
 Hughes Supply                                     700                27,055
                                                                      75,238
DIVERSIFIED MANUFACTURING OPERATIONS (0.47%)
 A.O. Smith                                        800                25,320
ELECTRIC-INTEGRATED (1.07%)
 Avista                                            700                11,900
 CH Energy Group                                   360                15,768
 Cleco                                           1,000                16,750
 UniSource Energy                                  700                13,510
                                                                      57,928
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.87%)
 Bel Fuse                                          800                21,000
 Methode Electronics                             2,200                26,202
                                                                      47,202
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.15%)
 Conexant Systems /1/                            4,100                23,903
 MEMC Electronics Materials /1/                  1,800                20,160
 Skyworks Solutions /1/                          2,100                18,018
                                                                      62,081
ELECTRONIC MEASUREMENT INSTRUMENTS (0.43%)
 Flir Systems /1/                                  750                23,445
ELECTRONICS-MILITARY (0.75%)
 Engineered Support Systems                        600                40,566
ENERGY-ALTERNATE SOURCES (0.35%)
 Headwaters /1/                                  1,000                18,740
ENGINES-INTERNAL COMBUSTION (0.84%)
 Briggs & Stratton                                 700                45,507
ENTERTAINMENT SOFTWARE (1.28%)
 Activision /1/                                  1,500                22,635
 Take-Two Interactive Software /1/               1,185                46,867
                                                                      69,502
FILTRATION & SEPARATION PRODUCTS (0.60%)
 CLARCOR                                           800                32,520
FINANCE-MORTGAGE LOAN/BANKER (0.99%)
 New Century Financial                           1,450                53,766
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-BAKING (0.21%)
                                                                  $
 Tasty Baking                                    1,500                11,610
FOOD-MISCELLANEOUS/DIVERSIFIED (0.55%)
 Corn Products International                       875                29,654
FOOTWEAR & RELATED APPAREL (0.99%)
 Stride Rite                                     1,700                20,485
 Wolverine World Wide                            1,625                32,825
                                                                      53,310
GAS-DISTRIBUTION (2.52%)
 AGL Resources                                     525                14,779
 Energen                                         1,250                46,087
 New Jersey Resources                              300                11,355
 ONEOK                                           1,700                33,813
 Southwestern Energy /1/                         1,550                30,070
                                                                     136,104
HEALTH CARE COST CONTAINMENT (0.44%)
 Orthodontic Centers of America /1/              2,700                23,868
HOME FURNISHINGS (0.89%)
 American Woodmark                                 530                26,023
 Ethan Allen Interiors                             600                22,080
                                                                      48,103
HOTELS & MOTELS (0.29%)
 Prime Hospitality /1/                           1,700                15,470
HUMAN RESOURCES (0.84%)
 Administaff /1/                                 1,600                18,528
 Labor Ready /1/                                 2,500                27,175
                                                                      45,703
INDUSTRIAL AUTOMATION & ROBOTS (0.55%)
 Cognex                                          1,100                29,535
INSTRUMENTS-CONTROLS (0.92%)
 Woodward Governor                                 700                32,382
 X-Rite                                          1,600                17,408
                                                                      49,790
INSURANCE BROKERS (0.44%)
 Hilb, Rogal & Hamilton                            800                24,016
INTERNET APPLICATION SOFTWARE (0.30%)
 Lionbridge Technologies /1/                     1,800                16,254
INTERNET BROKERS (0.48%)
 E*trade Group /1/                               2,500                25,750
INTERNET SECURITY (0.25%)
 CheckFree /1/                                     500                13,765
INTERNET TELEPHONY (0.29%)
 j2 Global Communications /1/                      550                15,576
LIFE & HEALTH INSURANCE (1.07%)
 Phoenix                                         1,800                19,800
 UICI /1/                                        1,400                20,944
 Universal American Financial /1/                1,700                17,085
                                                                      57,829
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY TOOLS & RELATED PRODUCTS (0.30%)
                                                                  $
 Regal Beloit                                      800                16,280
MACHINERY-CONSTRUCTION & MINING (0.49%)
 Joy Global /1/                                  1,400                26,684
MACHINERY-GENERAL INDUSTRY (0.75%)
 Kadant /1/                                      1,000                18,250
 Tecumseh Products                                 550                22,539
                                                                      40,789
MACHINERY-PRINT TRADE (0.42%)
 Zebra Technologies /1/                            400                22,780
MACHINERY-PUMPS (0.40%)
 Thomas Industries                                 725                21,895
MEDICAL INSTRUMENTS (0.84%)
 Conmed /1/                                      1,200                24,420
 Techne /1/                                        600                20,898
                                                                      45,318
MEDICAL LABORATORY & TESTING SERVICE (0.32%)
 BioReliance                                       500                17,090
MEDICAL PRODUCTS (0.73%)
 Mentor                                            850                17,213
 PolyMedica                                        750                22,125
                                                                      39,338
MEDICAL STERILIZATION PRODUCT (0.44%)
 Steris /1/                                      1,150                23,943
MEDICAL-BIOMEDICAL/GENE (1.31%)
 Enzo Biochem /1/                                  935                17,297
 Integra LifeSciences Holdings /1/                 400                13,496
 Savient Pharmaceuticals /1/                     2,100                12,705
 Serologicals /1/                                1,700                27,200
                                                                      70,698
MEDICAL-DRUGS (1.57%)
 aaiPharma /1/                                   1,100                19,899
 Bradley Pharmaceuticals /1/                       700                18,809
 Cephalon /1/                                      650                30,524
 Medicis Pharmaceutical                            250                15,837
                                                                      85,069
MEDICAL-HMO (1.60%)
 Mid Atlantic Medical Services /1/                 840                49,056
 Sierra Health Services /1/                      1,600                37,264
                                                                      86,320
MEDICAL-HOSPITALS (0.45%)
 Curative Health Services /1/                    1,700                24,293
METAL PROCESSORS & FABRICATION (0.98%)
 Quanex                                            425                17,021
 Timken                                          1,000                16,780
 Worthington Industries                          1,325                19,319
                                                                      53,120
MISCELLANEOUS INVESTING (1.02%)
 Kilroy Realty                                     525                15,172
 MFA Mortgage Investments                        1,000                 9,570
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
                                                                  $
 Newcastle Investment                            1,300                30,420
                                                                      55,162
MOTION PICTURES & SERVICES (0.44%)
 Macrovision /1/                                 1,075                23,618
NETWORKING PRODUCTS (0.63%)
 Aeroflex /1/                                    1,400                12,992
 Cable Design Technologies /1/                   2,200                21,208
                                                                      34,200
NON-HAZARDOUS WASTE DISPOSAL (0.48%)
 Waste Connections /1/                             750                26,010
OFFICE SUPPLIES & FORMS (0.33%)
 John H. Harland                                   650                17,700
OIL COMPANY-EXPLORATION & PRODUCTION (3.09%)
 Evergreen Resources /1/                           700                19,194
 Houston Exploration /1/                           750                26,250
 Newfield Exploration /1/                          825                32,777
 Patina Oil & Gas                                1,031                43,488
 St. Mary Land & Exploration                       700                18,270
 Unit /1/                                        1,400                27,146
                                                                     167,125
OIL FIELD MACHINERY & EQUIPMENT (0.65%)
 Gulf Island Fabrication /1/                     1,200                18,060
 Hydril /1/                                        730                17,119
                                                                      35,179
OIL-FIELD SERVICES (0.54%)
 Oceaneering International /1/                     640                14,758
 Oil States International /1/                    1,200                14,700
                                                                      29,458
OPTICAL SUPPLIES (0.30%)
 Advanced Medical Optics /1/                       800                16,136
PAPER & RELATED PRODUCTS (1.00%)
 Chesapeake                                        900                21,960
 Louisiana-Pacific /1/                           1,700                32,334
                                                                      54,294
PHYSICIAN PRACTICE MANAGEMENT (0.60%)
 US Oncology /1/                                 2,950                32,273
POWER CONVERTER & SUPPLY EQUIPMENT (0.41%)
 C&D Technologies                                1,100                21,923
PROPERTY & CASUALTY INSURANCE (2.11%)
 Argonaut Group                                  1,500                24,075
 LandAmerica Financial Group                       650                32,506
 Philadelphia Consolidated Holding /1/             500                23,575
 Zenith National Insurance                       1,100                33,770
                                                                     113,926
PUBLISHING-BOOKS (0.38%)
 Thomas Nelson                                   1,300                20,605
RECREATIONAL VEHICLES (0.44%)
 Polaris Industries                                130                11,128
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RECREATIONAL VEHICLES (CONTINUED)
                                                                  $
 Thor Industries                                   200                12,824
                                                                      23,952
RENTAL-AUTO & EQUIPMENT (0.28%)
 Aaron Rents                                       700                15,330
RESEARCH & DEVELOPMENT (0.83%)
 Pharmaceutical Product Development /1/          1,500                45,105
RESPIRATORY PRODUCTS (0.40%)
 Respironics /1/                                   525                21,887
RETAIL-APPAREL & SHOE (3.09%)
 AnnTaylor Stores /1/                              900                32,220
 Brown Shoe                                        700                24,220
 Burlington Coat Factory Warehouse               1,250                26,812
 Cato                                            1,450                30,595
 Genesco /1/                                     1,400                23,590
 Pacific Sunwear of California /1/               1,300                30,017
                                                                     167,454
RETAIL-AUTO PARTS (1.06%)
 PEP Boys-Manny, Moe & Jack                      1,700                32,691
 TBC /1/                                           900                24,471
                                                                      57,162
RETAIL-GARDENING PRODUCTS (0.39%)
 Tractor Supply /1/                                500                20,955
RETAIL-HOME FURNISHINGS (0.78%)
 Haverty Furniture                               1,025                21,269
 Pier 1 Imports                                    900                20,790
                                                                      42,059
RETAIL-JEWELRY (0.63%)
 Friedman's                                      1,300                15,743
 Zale /1/                                          350                18,116
                                                                      33,859
RETAIL-RESTAURANTS (2.41%)
 CEC Entertainment /1/                             275                13,448
 Jack in the Box /1/                               500                 9,095
 Landry's Seafood Restaurant                     1,300                32,539
 Lone Star Steakhouse & Saloon                     600                13,122
 O'Charley's /1/                                 1,400                23,590
 Red Robin Gourmet Burgers /1/                   1,300                38,377
                                                                     130,171
RETAIL-VIDEO RENTAL (0.63%)
 Movie Gallery /1/                               1,650                34,122
SAVINGS & LOANS-THRIFTS (2.52%)
 BankUnited Financial /1/                          900                19,899
 Commercial Federal                                600                15,444
 FirstFed Financial /1/                            725                32,625
 Flagstar Bancorp.                               1,900                42,370
 Washington Federal                                980                25,813
                                                                     136,151
SCHOOLS (0.35%)
 ITT Educational Services /1/                      375                18,675
                                                Shares
                                                 Held               Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SECURITY SERVICES (0.47%)
                                                                  $
 Kroll /1/                                       1,100                25,586
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.85%)
 Genesis Microchip /1/                           1,500                24,870
 Standard Microsystems /1/                         700                21,000
                                                                      45,870
SEMICONDUCTOR EQUIPMENT (2.39%)
 Amkor Technology /1/                            1,300                24,505
 Axcelis Technologies /1/                        2,500                26,450
 Cohu                                            1,050                21,074
 Photronics /1/                                    750                16,155
 Varian Semiconductor Equipment
   Associates /1/                                  850                41,097
                                                                     129,281
STEEL PRODUCERS (0.68%)
 Reliance Steel & Aluminum                         700                20,090
 Steel Dynamics /1/                                900                16,767
                                                                      36,857
TELECOMMUNICATION EQUIPMENT (0.38%)
 Comtech Telecommunications /1/                    700                20,615
TELECOMMUNICATION SERVICES (0.43%)
 PTEK Holdings /1/                               2,700                23,517
TELEPHONE-INTEGRATED (0.27%)
 General Communication /1/                       1,500                14,790
THERAPEUTICS (0.12%)
 Theragenics /1/                                 1,400                 6,230
TOBACCO (0.36%)
 DIMON                                           2,700                19,440
TRANSPORT-TRUCK (2.04%)
 Arkansas Best                                   1,275                42,215
 Heartland Express                                 800                19,872
 Landstar System /1/                               375                27,390
 SCS Transportation /1/                          1,400                21,014
                                                                     110,491
VITAMINS & NUTRITION PRODUCTS (0.54%)
 NBTY /1/                                        1,075                29,294
WEB PORTALS (0.37%)
 FindWhat.com /1/                                1,200                20,052
WIRELESS EQUIPMENT (0.64%)
 Audiovox /1/                                    1,500                18,000
 RF Micro Devices /1/                            1,400                16,394
                                                                      34,394
                                  TOTAL COMMON STOCKS              5,312,146
                                                                  ----------

                 TOTAL PORTFOLIO INVESTMENTS (98.18%)              5,312,146
CASH AND RECEIVABLES, NET OF LIABILITIES (1.82%)                      98,744
                           TOTAL NET ASSETS (100.00%)             $5,410,890
                                                                  ------------

/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP GROWTH FUND I

                                OCTOBER 31, 2003

                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (96.50%)
ADVERTISING SERVICES (1.28%)
                                                                        $
 Getty Images /1/                                     20,700                925,290
AEROSPACE & DEFENSE EQUIPMENT (0.89%)
 United Defense Industries /1/                        19,900                644,760
APPLICATIONS SOFTWARE (0.90%)
 Serena Software /1/                                  37,900                653,775
AUTO-MEDIUM & HEAVY DUTY TRUCKS (2.25%)
 Navistar International /1/                           21,500                869,245
 Oshkosh Truck                                        16,600                760,778
                                                                          1,630,023
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.71%)
 Simpson Manufacturing /1/                            11,500                514,625
BUILDING & CONSTRUCTION-MISCELLANEOUS (1.30%)
 Dycom Industries /1/                                 43,600                942,196
CASINO HOTELS (0.88%)
 Station Casinos                                      21,500                639,625
CHEMICALS-DIVERSIFIED (1.29%)
 Georgia Gulf                                         34,900                938,810
CIRCUIT BOARDS (1.47%)
 TTM Technologies                                     66,100              1,064,209
COMMERCIAL BANKS (3.55%)
 R&G Financial                                        14,200                467,180
 Southwest Bancorp. of Texas                          21,100                757,701
 UCBH Holdings                                        18,100                646,351
 Wintrust Financial                                   16,200                702,108
                                                                          2,573,340
COMMERCIAL SERVICES (1.70%)
 Alliance Data Systems /1/                            18,100                502,818
 Wireless Facilities /1/                              42,400                728,432
                                                                          1,231,250
COMPUTER DATA SECURITY (0.34%)
 NetScreen Technologies /1/                            9,200                244,904
COMPUTER SERVICES (1.10%)
 Cognizant Technology Solutions /1/                   17,600                798,864
CONSULTING SERVICES (0.78%)
 Charles River Associates /1/                         18,500                568,320
DECISION SUPPORT SOFTWARE (1.19%)
 Cognos /1/                                           25,100                865,197
DIAGNOSTIC EQUIPMENT (0.87%)
 Gen-Probe /1/                                        23,600                631,772
DIAGNOSTIC KITS (0.69%)
 OraSure Technologies /1/                             59,200                497,872
DIRECT MARKETING (0.86%)
 Valuevision International /1/                        38,500                625,625
DISTRIBUTION-WHOLESALE (2.31%)
 Hughes Supply                                        18,700                722,755
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DISTRIBUTION-WHOLESALE (CONTINUED)
                                                                        $
 Scansource /1/                                       22,200                954,600
                                                                          1,677,355
DIVERSIFIED MANUFACTURING OPERATIONS (1.02%)
 Actuant /1/                                          23,000                741,520
DRUG DELIVERY SYSTEMS (0.94%)
 Andrx Group /1/                                      34,300                682,570
ELECTRICAL COMPONENTS & EQUIPMENT (0.67%)
 Power-One /1/                                        53,900                488,334
ELECTRONIC COMPONENTS & ACCESSORIES (1.22%)
 Integrated Circuit Systems /1/                       26,400                886,248
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.21%)
 Microsemi /1/                                        45,200                935,640
 ON Semiconductor                                    154,700                665,210
                                                                          1,600,850
ELECTRONIC CONNECTORS (1.39%)
 Amphenol /1/                                         17,100              1,004,625
ELECTRONICS-MILITARY (2.12%)
 EDO                                                  31,500                702,450
 Engineered Support Systems                           12,400                838,364
                                                                          1,540,814
ENTERPRISE SOFTWARE & SERVICE (2.04%)
 Hyperion Solutions /1/                               21,200                709,988
 Informatica /1/                                      70,500                768,450
                                                                          1,478,438
FIDUCIARY BANKS (0.76%)
 Investors Financial Services                         15,700                554,681
FINANCIAL GUARANTEE INSURANCE (0.85%)
 Triad Guaranty /1/                                   12,500                616,625
HAZARDOUS WASTE DISPOSAL (1.18%)
 Stericycle /1/                                       18,500                854,330
HOTELS & MOTELS (0.82%)
 Extended Stay America /1/                            40,400                593,880
HUMAN RESOURCES (1.17%)
 Resources Connection /1/                             34,400                850,712
INTERNET CONTENT-INFORMATION & NEWS (0.83%)
 SINA /1/                                             15,600                602,628
INTERNET INFRASTRUCTURE EQUIPMENT (0.98%)
 Avocent /1/                                          18,800                710,640
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.95%)
 Affiliated Managers Group /1/                         9,500                688,750
LIFE & HEALTH INSURANCE (0.57%)
 Stancorp Financial Group                              6,500                409,825
MACHINERY TOOLS & RELATED PRODUCTS (0.55%)
 Regal Beloit                                         19,700                400,895
MACHINERY-GENERAL INDUSTRY (1.01%)
 Idex                                                 19,700                732,446
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (0.92%)
                                                                        $
 Abaxis                                               16,900                293,553
 Conceptus /1/                                        30,600                374,850
                                                                            668,403
MEDICAL LASER SYSTEMS (1.26%)
 VISX /1/                                             37,600                912,176
MEDICAL-BIOMEDICAL/GENE (4.63%)
 Cell Genesys /1/                                     16,600                213,144
 Geron /1/                                            12,700                161,290
 Integra LifeSciences Holdings /1/                    20,500                691,670
 Martek Biosciences /1/                               22,900              1,108,589
 Protein Design Labs /1/                              46,700                629,516
 Telik /1/                                            27,300                554,736
                                                                          3,358,945
MEDICAL-DRUGS (2.15%)
 Angiotech Pharmaceuticals                            15,900                727,107
 Axcan Pharmaceuticals /1/                            25,600                336,384
 Indevus Pharmaceuticals /1/                          90,400                494,488
                                                                          1,557,979
MEDICAL-GENERIC DRUGS (1.33%)
 Pharmaceutical Resources /1/                         13,300                961,324
MEDICAL-HMO (0.90%)
 Centene /1/                                          21,250                650,463
MOTION PICTURES & SERVICES (1.02%)
 Macrovision /1/                                      33,500                735,995
MULTIMEDIA (0.79%)
 Entravision Communications                           59,900                573,243
OIL & GAS DRILLING (0.50%)
 Helmerich & Payne                                    13,800                365,838
OIL COMPANY-EXPLORATION & PRODUCTION (1.28%)
 Evergreen Resources /1/                               7,700                211,134
 Westport Resources /1/                               30,100                720,594
                                                                            931,728
OIL FIELD MACHINERY & EQUIPMENT (2.06%)
 FMC Technologies /1/                                 36,900                740,952
 Hydril /1/                                           32,000                750,400
                                                                          1,491,352
OIL-FIELD SERVICES (0.99%)
 W-H Energy Services /1/                              45,900                719,712
PHARMACEUTICALS (0.04%)
 Cubist Pharmaceuticals /1/                            2,200                 25,564
POWER CONVERTER & SUPPLY EQUIPMENT (0.92%)
 Artesyn Technologies /1/                             81,400                669,922
RADIO (2.34%)
 Cumulus Media /1/                                    51,100                957,103
 XM Satellite Radio Holdings /1/                      36,400                737,464
                                                                          1,694,567
RETAIL-APPAREL & SHOE (0.84%)
 AnnTaylor Stores /1/                                 17,100                612,180
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-CATALOG SHOPPING (1.16%)
                                                                        $
 MSC Industrial Direct                                35,500                839,575
RETAIL-COMPUTER EQUIPMENT (1.41%)
 Insight Enterprises /1/                              60,800              1,022,656
RETAIL-HOME FURNISHINGS (1.94%)
 Bombay /1/                                           49,500                652,410
 Cost Plus /1/                                        16,500                756,855
                                                                          1,409,265
RETAIL-MUSIC STORE (0.33%)
 Guitar Center /1/                                     7,300                237,615
RETAIL-RESTAURANTS (0.57%)
 RARE Hospitality International /1/                   16,700                414,160
RETAIL-SPORTING GOODS (0.99%)
 Dick's Sporting Goods /1/                            15,600                717,288
SAVINGS & LOANS-THRIFTS (0.20%)
 BankUnited Financial /1/                              6,400                141,504
SCHOOLS (2.11%)
 Strayer Education                                     7,300                714,889
 Sylvan Learning Systems /1/                          28,800                815,040
                                                                          1,529,929
SCHOOLS-DAY CARE (0.86%)
 Bright Horizons Family Solutions /1/                 14,600                627,216
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (5.40%)
 Exar /1/                                             52,200                839,898
 Micrel /1/                                           60,000                990,000
 O2Micro International /1/                            42,500                905,675
 Pericom Semiconductor /1/                            47,600                542,164
 SigmaTel /1/                                         25,300                642,620
                                                                          3,920,357
SEMICONDUCTOR EQUIPMENT (3.35%)
 ATMI /1/                                             12,400                285,076
 FormFactor /1/                                       20,100                501,093
 MKS Instruments /1/                                  21,900                569,400
 Varian Semiconductor Equipment  Associates
  /1/                                                 22,200              1,073,370
                                                                          2,428,939
TELECOMMUNICATION SERVICES (2.19%)
 Aspect Communications /1/                            68,900                932,217
 iNet Technologies /1/                                49,000                659,050
                                                                          1,591,267
THERAPEUTICS (3.47%)
 Abgenix /1/                                          30,300                371,175
 AtheroGenics /1/                                     20,100                331,449
 MGI Pharma /1/                                       17,400                653,544
 Neurocrine Biosciences /1/                            9,400                440,202
 Onyx Pharmaceuticals /1/                              5,200                127,244
 United Therapeutics /1/                              29,500                593,835
                                                                          2,517,449
TRANSPORT-MARINE (1.15%)
 Kirby /1/                                            28,300                831,454
                                                     Shares
                                                      Held                 Value
------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-SERVICES (1.73%)
                                                                        $
 Pacer International /1/                              34,100                703,142
 UTI Worldwide                                        16,000                554,240
                                                                          1,257,382
TRANSPORT-TRUCK (1.07%)
 Werner Enterprises                                   43,050                776,622
WIRELESS EQUIPMENT (0.96%)
 REMEC /1/                                            63,300                698,199
                                        TOTAL COMMON STOCKS              69,996,891
                                                                        -----------

                       TOTAL PORTFOLIO INVESTMENTS (96.50%)              69,996,891
CASH AND RECEIVABLES, NET OF LIABILITIES (3.50%)                          2,541,957
                                 TOTAL NET ASSETS (100.00%)             $72,538,848
                                                                        -------------



/1 /Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP GROWTH FUND II

                                OCTOBER 31, 2003

                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (96.58%)
APPAREL MANUFACTURERS (0.03%)
                                                                      $
 Carter's /1/                                        2,100                  58,800
APPLICATIONS SOFTWARE (0.64%)
 Mercury Interactive /1/                            23,800               1,105,272
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.25%)
 American Axle & Manufacturing
  Holdings /1/                                      62,500               2,162,500
BEVERAGES-NON-ALCOHOLIC (1.05%)
 Cott /1/                                           69,900               1,820,895
BEVERAGES-WINE & SPIRITS (1.33%)
 Constellation Brands /1/                           73,600               2,308,832
BUILDING-RESIDENTIAL & COMMERCIAL (1.92%)
 Hovnanian Enterprises /1/                          22,200               1,804,416
 NVR /1/                                             3,100               1,517,140
                                                                         3,321,556
CELLULAR TELECOMMUNICATIONS (0.04%)
 Western Wireless /1/                                3,500                  67,900
CHEMICALS-SPECIALTY (0.80%)
 Albemarle                                          51,500               1,381,230
CIRCUIT BOARDS (2.08%)
 Benchmark Electronics /1/                          64,900               3,161,928
 TTM Technologies /1/                               27,500                 442,750
                                                                         3,604,678
COMMERCIAL BANKS (2.83%)
 UCBH Holdings                                     137,200               4,899,412
COMPUTER SERVICES (6.18%)
 CACI International /1/                             75,100               3,719,703
 Cognizant Technology Solutions /1/                124,200               5,637,438
 FactSet Research Systems                           30,600               1,335,384
                                                                        10,692,525
COMPUTERS-INTEGRATED SYSTEMS (0.81%)
 Radisys /1/                                        71,500               1,397,825
COMPUTERS-MEMORY DEVICES (2.62%)
 Advanced Digital Information /1/                  176,700               2,871,375
 Dot Hill Systems /1/                              123,700               1,658,817
                                                                         4,530,192
DATA PROCESSING & MANAGEMENT (2.13%)
 Fair, Isaac                                        57,650               3,676,917
DENTAL SUPPLIES & EQUIPMENT (1.51%)
 Patterson Dental /1/                               40,800               2,610,384
DIVERSIFIED MANUFACTURING OPERATIONS (2.11%)
 A.O. Smith                                         59,000               1,867,350
 ESCO Technologies /1/                              40,900               1,778,332
                                                                         3,645,682
DRUG DELIVERY SYSTEMS (0.70%)
 Penwest Pharmaceuticals /1/                        73,900               1,210,482
E-MARKETING-INFORMATION (1.40%)
 Digital River /1/                                  88,400               2,420,392
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.28%)
                                                                      $
 Cree /1/                                           38,700                 687,312
 Intersil Holding                                   59,108               1,524,395
                                                                         2,211,707
ELECTRONIC DESIGN AUTOMATION (2.09%)
 Magma Design Automation /1/                        97,400               2,360,002
 Verisity /1/                                      100,300               1,252,747
                                                                         3,612,749
ELECTRONICS-MILITARY (1.32%)
 Engineered Support Systems                         33,800               2,285,218
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.75%)
 EMCOR Group /1/                                    34,400               1,296,536
ENTERTAINMENT SOFTWARE (0.60%)
 THQ /1/                                            58,500               1,037,790
ENVIRONMENTAL CONSULTING & ENGINEERING (0.19%)
 Tetra Tech /1/                                     14,800                 332,704
FIDUCIARY BANKS (1.65%)
 Investors Financial Services                       80,700               2,851,131
FOOD-WHOLESALE & DISTRIBUTION (1.01%)
 Performance Food Group /1/                         46,900               1,747,025
INDUSTRIAL AUTOMATION & ROBOTS (1.30%)
 Cognex                                             83,600               2,244,660
INSTRUMENTS-SCIENTIFIC (0.79%)
 Fisher Scientific International /1/                33,800               1,360,450
INSURANCE BROKERS (0.78%)
 Hilb, Rogal & Hamilton                             24,500                 735,490
 Hub International                                  39,500                 608,300
                                                                         1,343,790
INTERNET INFRASTRUCTURE EQUIPMENT (0.80%)
 Avocent /1/                                        36,500               1,379,700
MEDICAL INSTRUMENTS (1.59%)
 Advanced Neuromodulation Systems /1/               66,950               2,744,950
MEDICAL PRODUCTS (1.90%)
 INAMED /1/                                         38,100               3,290,697
MEDICAL-BIOMEDICAL/GENE (1.25%)
 Affymetrix /1/                                     25,700                 658,691
 InterMune /1/                                      16,600                 332,000
 Telik /1/                                          57,900               1,176,528
                                                                         2,167,219
MEDICAL-DRUGS (0.26%)
 Pozen                                              35,600                 446,068
MEDICAL-GENERIC DRUGS (1.26%)
 Taro Pharmaceuticals Industries /1/                33,900               2,178,075
MEDICAL-HOSPITALS (1.53%)
 VCA Antech /1/                                     93,700               2,646,088
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (3.29%)
 Odyssey HealthCare /1/                            104,800               2,907,152
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (CONTINUED)
                                                                      $
 Select Medical /1/                                 83,000               2,786,310
                                                                         5,693,462
MISCELLANEOUS INVESTING (2.77%)
 American Financial Realty Trust                    75,900               1,153,680
 Mills                                              43,700               1,782,960
 Ventas                                             98,800               1,847,560
                                                                         4,784,200
NETWORKING PRODUCTS (1.41%)
 Foundry Networks /1/                               98,300               2,286,458
 Ixia /1/                                           12,900                 154,800
                                                                         2,441,258
OFFICE SUPPLIES & FORMS (1.18%)
 Moore Wallace /1/                                 142,900               2,043,470
OIL & GAS DRILLING (0.72%)
 Patterson-UTI Energy /1/                           43,600               1,246,524
OIL COMPANY-EXPLORATION & PRODUCTION (2.22%)
 Patina Oil & Gas                                   53,750               2,267,175
 Quicksilver Resources /1/                          61,000               1,567,700
                                                                         3,834,875
OIL-FIELD SERVICES (1.43%)
 Tetra Technologies /1/                            109,400               2,473,534
PHYSICIAN PRACTICE MANAGEMENT (2.18%)
 Pediatrix Medical Group /1/                        70,600               3,773,570
PROPERTY & CASUALTY INSURANCE (0.67%)
 Direct General                                      6,200                 185,938
 RLI                                                28,900                 971,040
                                                                         1,156,978
PUBLICLY TRADED INVESTMENT FUND (2.70%)
 iShares Russell 2000 Index Fund                    44,300               4,674,979
RADIO (1.37%)
 Cumulus Media /1/                                 100,400               1,880,492
 Salem Communications /1/                           21,100                 490,575
                                                                         2,371,067
REAL ESTATE MANAGEMENT & SERVICES (0.30%)
 Jones Lang LaSalle /1/                             26,800                 510,540
RESEARCH & DEVELOPMENT (1.05%)
 Pharmaceutical Product Development /1/             60,300               1,813,221
RESPIRATORY PRODUCTS (0.40%)
 ResMed /1/                                         16,600                 693,382
RETAIL-APPAREL & SHOE (2.85%)
 Chico's FAS /1/                                   131,500               4,936,510
RETAIL-COMPUTER EQUIPMENT (0.96%)
 Electronics Boutique Holdings /1/                  58,200               1,655,790
RETAIL-PET FOOD & SUPPLIES (1.52%)
 PETCO Animal Supplies /1/                          79,400               2,634,492
RETAIL-RESTAURANTS (2.41%)
 Panera Bread /1/                                   44,300               1,782,189
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (CONTINUED)
                                                                      $
 Ruby Tuesday                                       87,400               2,390,390
                                                                         4,172,579
SAVINGS & LOANS-THRIFTS (3.64%)
 BankUnited Financial /1/                           94,500               2,089,395
 First Niagara Financial Group                      38,000                 543,020
 Harbor Florida Bancshares                          37,300               1,004,116
 New York Community Bancorp                         73,366               2,655,849
                                                                         6,292,380
SCHOOLS (2.01%)
 Career Education /1/                               64,900               3,475,395
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.75%)
 Exar /1/                                           85,000               1,367,650
 Pericom Semiconductor /1/                          62,100                 707,319
 Power Integrations /1/                             66,300               2,308,566
 Standard Microsystems /1/                          12,200                 366,000
                                                                         4,749,535
SEMICONDUCTOR EQUIPMENT (1.89%)
 August Technology                                  10,300                 199,820
 Rudolph Technologies /1/                           53,300               1,393,795
 Ultratech Stepper /1/                              53,900               1,682,219
                                                                         3,275,834
SEMICONDUCTORS (0.61%)
 Artisan Components /1/                             51,600               1,058,316
SOFTWARE TOOLS (0.58%)
 Borland Software /1/                              113,500               1,007,880
THERAPEUTICS (4.18%)
 Amylin Pharmaceuticals /1/                         34,300                 937,419
 CV Therapeutics /1/                                30,900                 544,767
 Isis Pharmaceuticals /1/                           94,900                 631,085
 Medicines /1/                                      46,400               1,236,560
 Neurocrine Biosciences /1/                         34,700               1,625,001
 NPS Pharmaceuticals /1/                            46,700               1,229,611
 Vicuron Pharmaceuticals /1/                        55,600               1,020,260
                                                                         7,224,703
TOYS (0.86%)
 LeapFrog Enterprises /1/                           43,000               1,486,510
TRANSPORT-SERVICES (0.73%)
 UTI Worldwide                                      36,600               1,267,824
WEB PORTALS (0.12%)
 Yahoo /1/                                           4,811                 210,241
                                      TOTAL COMMON STOCKS              167,051,080
                                                                      ------------

                     TOTAL PORTFOLIO INVESTMENTS (96.58%)              167,051,080
CASH AND RECEIVABLES, NET OF LIABILITIES (3.42%)                         5,908,214
                               TOTAL NET ASSETS (100.00%)             $172,959,294
                                                                      --------------

 /1 /Non-income producing security.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS SMALLCAP VALUE FUND

                                OCTOBER 31, 2003

                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (96.31%)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.27%)
                                                                      $
 BorgWarner                                         24,700               1,965,873
 Tower Automotive /1/                              138,800                 552,424
                                                                         2,518,297
BATTERIES & BATTERY SYSTEMS (1.14%)
 Rayovac /1/                                       137,800               2,265,432
BEVERAGES-WINE & SPIRITS (1.93%)
 Constellation Brands /1/                           76,100               2,387,257
 Robert Mondavi /1/                                 41,100               1,440,555
                                                                         3,827,812
BUILDING & CONSTRUCTION-MISCELLANEOUS (1.21%)
 Dycom Industries /1/                              111,000               2,398,710
BUILDING-RESIDENTIAL & COMMERCIAL (2.10%)
 Beazer Homes /1/                                   23,600               2,348,200
 Ryland Group                                       20,600               1,831,340
                                                                         4,179,540
CHEMICALS-SPECIALTY (1.45%)
 Cytec Industries /1/                               82,200               2,869,602
COMMERCIAL BANKS (2.27%)
 City National                                      32,900               1,980,909
 Hudson United Bancorp                              69,900               2,536,671
                                                                         4,517,580
COMMERCIAL SERVICE-FINANCE (1.48%)
 NCO Group /1/                                     123,400               2,936,920
COMMERCIAL SERVICES (1.82%)
 Quanta Services /1/                               442,100               3,616,378
COMPUTER AIDED DESIGN (1.59%)
 Autodesk                                          164,500               3,166,625
COMPUTERS-MEMORY DEVICES (0.56%)
 Advanced Digital Information /1/                   68,900               1,119,625
COMPUTERS-PERIPHERAL EQUIPMENT (1.61%)
 Electronics for Imaging /1/                       118,200               3,203,220
CONTAINERS-METAL & GLASS (0.96%)
 Owens-Illinois /1/                                155,200               1,908,960
DATA PROCESSING & MANAGEMENT (3.69%)
 Acxiom /1/                                        163,500               2,599,650
 American Management Systems /1/                   103,800               1,536,240
 Reynolds & Reynolds                               117,200               3,183,152
                                                                         7,319,042
DENTAL SUPPLIES & EQUIPMENT (0.63%)
 Dentsply International                             28,300               1,250,577
DIALYSIS CENTERS (2.45%)
 Renal Care Group /1/                              129,500               4,857,545
DISTRIBUTION-WHOLESALE (1.20%)
 Owens & Minor                                     117,200               2,383,848
DIVERSIFIED MANUFACTURING OPERATIONS (1.64%)
 Pentair                                            79,200               3,247,200
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (3.45%)
                                                                      $
 ALLETE                                            165,500               4,999,755
 PNM Resources                                      65,800               1,860,824
                                                                         6,860,579
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.89%)
 Jacobs Engineering Group /1/                       38,000               1,760,160
ENTERPRISE SOFTWARE & SERVICE (1.65%)
 Hyperion Solutions /1/                             97,700               3,271,973
ENVIRONMENTAL CONSULTING & ENGINEERING (2.87%)
 Tetra Tech /1/                                    253,125               5,690,250
FINANCE-LEASING COMPANY (0.68%)
 Financial Federal /1/                              40,100               1,345,355
FINANCIAL GUARANTEE INSURANCE (1.21%)
 PMI Group                                          62,700               2,397,021
FOOD-MISCELLANEOUS/DIVERSIFIED (1.58%)
 American Italian Pasta /1/                         15,600                 596,544
 Ralcorp Holdings /1/                               92,500               2,543,750
                                                                         3,140,294
FOOTWEAR & RELATED APPAREL (1.66%)
 Wolverine World Wide                              163,500               3,302,700
GAS-DISTRIBUTION (0.87%)
 WGL Holdings                                       62,700               1,733,655
GOLF (1.84%)
 Callaway Golf                                     225,200               3,659,500
HEALTH CARE COST CONTAINMENT (1.11%)
 Orthodontic Centers of America /1/                249,600               2,206,464
HOME FURNISHINGS (1.11%)
 Furniture Brands International /1/                 90,500               2,195,530
INSURANCE (2.16%)
 HCC Insurance Holdings                            147,000               4,283,580
INTERNET FINANCIAL SERVICES (2.40%)
 IndyMac Bancorp                                   162,400               4,774,560
LOTTERY SERVICES (2.73%)
 GTECH Holdings                                    121,300               5,419,684
MEDICAL LABORATORY & TESTING SERVICE (2.16%)
 Covance /1/                                       164,500               4,281,935
MEDICAL PRODUCTS (2.24%)
 Henry Schein /1/                                   35,000               2,171,750
 Mentor                                            112,200               2,272,050
                                                                         4,443,800
MEDICAL-HMO (0.33%)
 Mid Atlantic Medical Services /1/                  11,300                 659,920
MEDICAL-HOSPITALS (1.28%)
 Triad Hospitals /1/                                82,500               2,535,225
MOTION PICTURES & SERVICES (1.32%)
 Macrovision /1/                                   119,400               2,623,218
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (2.38%)
                                                                      $
 Anixter International /1/                         113,100               2,700,828
 Cable Design Technologies /1/                     209,200               2,016,688
                                                                         4,717,516
OFFICE AUTOMATION & EQUIPMENT (1.07%)
 Ikon Office Solutions                             253,700               2,131,080
OIL & GAS DRILLING (1.08%)
 Helmerich & Payne                                  81,200               2,152,612
OIL REFINING & MARKETING (1.10%)
 Tesoro Petroleum /1/                              191,100               2,178,540
OIL-FIELD SERVICES (0.82%)
 Seacor Smit /1/                                    42,700               1,636,264
PRINTING-COMMERCIAL (1.21%)
 Valassis Communications /1/                        92,500               2,395,750
PROPERTY & CASUALTY INSURANCE (4.02%)
 Fidelity National Financial                        80,903               2,501,521
 First American                                    133,700               3,830,505
 RLI                                                49,300               1,656,480
                                                                         7,988,506
RENTAL-AUTO & EQUIPMENT (1.48%)
 United Rentals /1/                                168,600               2,937,012
RESEARCH & DEVELOPMENT (1.03%)
 Albany Molecular Research /1/                     138,800               2,040,360
RETAIL-HOME FURNISHINGS (1.96%)
 Pier 1 Imports                                    168,600               3,894,660
RETAIL-JEWELRY (1.13%)
 Zale /1/                                           43,200               2,236,032
RETAIL-RESTAURANTS (5.65%)
 CBRL Group                                         66,800               2,588,500
 CEC Entertainment /1/                              91,000               4,449,900
 O'Charley's /1/                                    89,400               1,506,390
 Rare Hospitality International /1/                107,950               2,677,160
                                                                        11,221,950
RUBBER-TIRES (1.12%)
 Cooper Tire & Rubber                              113,100               2,223,546
SAVINGS & LOANS-THRIFTS (3.19%)
 Astoria Financial                                  96,600               3,346,224
 Dime Bancorp /1/                                    3,800                     646
 Washington Federal                                113,066               2,978,159
                                                                         6,325,029
SEMICONDUCTOR EQUIPMENT (1.05%)
 Photronics /1/                                     96,600               2,080,764
SOAP & CLEANING PRODUCTS (0.95%)
 Church & Dwight                                    50,400               1,878,408
STEEL PIPE & TUBE (1.32%)
 Shaw Group /1/                                    192,300               2,624,895
TELECOMMUNICATION EQUIPMENT (1.08%)
 Andrew /1/                                        164,500               2,151,660
                                                   Shares
                                                    Held                 Value
-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-EQUIPMENT & LEASING (1.06%)
                                                                      $
 Gatx                                               93,700               2,107,313
TRANSPORT-TRUCK (1.07%)
 USF                                                66,800               2,132,256
                                      TOTAL COMMON STOCKS              191,226,469
                                                                      ------------

                     TOTAL PORTFOLIO INVESTMENTS (96.31%)              191,226,469
CASH AND RECEIVABLES, NET OF LIABILITIES (3.69%)                         7,334,015
                               TOTAL NET ASSETS (100.00%)             $198,560,484
                                                                      --------------

/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS SMALLCAP VALUE FUND I

                                OCTOBER 31, 2003

                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (95.68%)
ADVERTISING SERVICES (0.20%)
                                                                           $
 R.H. Donnelley /1/                                       2,400                102,936
AEROSPACE & DEFENSE (0.25%)
 Esterline Technologies /1/                               4,000                 88,600
 Gencorp                                                  4,600                 43,562
                                                                               132,162
AEROSPACE & DEFENSE EQUIPMENT (1.03%)
 AAR /1/                                                  3,600                 39,240
 Curtiss-Wright                                           1,700                125,800
 Ducommun /1/                                               600                 11,220
 HEICO                                                    1,600                 24,480
 Kaman                                                    6,900                 84,180
 Moog /1/                                                 3,800                161,120
 Triumph Group /1/                                        2,900                 94,685
                                                                               540,725
AIRLINES (1.46%)
 Alaska Air Group /1/                                     2,200                 63,338
 AMR /1/                                                 14,100                187,248
 Continental Airlines /1/                                11,000                210,100
 ExpressJet Holdings /1/                                  3,800                 58,140
 Northwest Airlines /1/                                  18,100                247,789
                                                                               766,615
APPAREL MANUFACTURERS (0.52%)
 Kellwood                                                 4,900                183,113
 Quiksilver /1/                                           3,700                 63,529
 Tommy Hilfiger /1/                                       1,800                 26,442
                                                                               273,084
APPLIANCES (0.05%)
 Applica /1/                                              3,500                 25,830
APPLICATIONS SOFTWARE (0.06%)
 MRO Software /1/                                           500                  6,325
 PalmSource                                                 682                 26,022
                                                                                32,347
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.64%)
 Oshkosh Truck                                            7,300                334,559
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.16%)
 American Axle & Manufacturing
  Holdings /1/                                            2,200                 76,120
 BorgWarner                                               2,200                175,098
 Dura Automotive Systems /1/                              5,600                 54,096
 Keystone Automotive Industries /1/                       3,700                 91,501
 Superior Industries International                        2,200                 93,500
 Tenneco Automotive /1/                                   7,900                 47,084
 Tower Automotive /1/                                     7,100                 28,258
 Visteon                                                  6,500                 41,990
                                                                               607,647
BATTERIES & BATTERY SYSTEMS (0.26%)
 Wilson Greatbatch Technologies /1/                       3,600                135,720
BEVERAGES-WINE & SPIRITS (0.03%)
 Robert Mondavi /1/                                         500                 17,525
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.23%)
 USG /1/                                                  7,100                118,925
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.09%)
                                                                           $
 Dycom Industries /1/                                     2,200                 47,542
BUILDING PRODUCTS-AIR & HEATING (0.32%)
 Lennox International                                    10,200                168,708
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.06%)
 Centex Construction Products                               600                 32,340
BUILDING PRODUCTS-LIGHT FIXTURES (0.39%)
 Genlyte Group /1/                                        4,300                202,788
BUILDING PRODUCTS-WOOD (0.40%)
 Universal Forest Products                                7,100                210,160
BUILDING-HEAVY CONSTRUCTION (0.21%)
 Washington Group International                           4,000                110,880
BUILDING-MAINTENANCE & SERVICE (0.06%)
 Integrated Electrical Services /1/                       4,300                 30,530
BUILDING-RESIDENTIAL & COMMERCIAL (1.36%)
 Beazer Homes /1/                                           500                 49,750
 Dominion Homes /1/                                       1,200                 33,900
 Meritage /1/                                             1,900                112,290
 Standard-Pacific                                         7,100                339,735
 WCI Communities /1/                                      8,100                176,580
                                                                               712,255
CABLE TV (0.60%)
 Charter Communications /1/                              24,600                105,042
 Insight Communications /1/                               5,700                 55,233
 LodgeNet Entertainment /1/                               8,400                152,712
                                                                               312,987
CASINO HOTELS (0.45%)
 Ameristar Casinos /1/                                    1,600                 33,792
 Aztar /1/                                                8,000                167,040
 Boyd Gaming                                              2,400                 36,624
                                                                               237,456
CASINO SERVICES (0.08%)
 Alliance Gaming /1/                                      1,800                 43,650
CHEMICALS-DIVERSIFIED (0.83%)
 Georgia Gulf                                             8,000                215,200
 Hercules /1/                                             9,100                 95,095
 Octel                                                    4,400                 81,884
 Solutia                                                 16,900                 45,123
                                                                               437,302
CHEMICALS-FIBERS (0.14%)
 Wellman                                                  9,000                 74,250
CHEMICALS-SPECIALTY (1.06%)
 Crompton                                                12,400                 66,464
 Ethyl /1/                                                4,600                 74,060
 H.B. Fuller                                              2,900                 71,862
 Millennium Chemicals                                    12,300                123,246
 Minerals Technologies                                      600                 32,880
 NL Industries                                            9,300                163,587
 OMNOVA Solutions /1/                                     6,800                 23,868
                                                                               555,967
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CIRCUIT BOARDS (0.34%)
                                                                           $
 Benchmark Electronics /1/                                3,700                180,264
CLOSED-END FUNDS (0.03%)
 Gladstone Capital                                          900                 18,180
COAL (0.21%)
 Massey Energy                                            7,900                109,810
COLLECTIBLES (0.19%)
 Department 56 /1/                                        1,600                 22,480
 RC2 /1/                                                  3,700                 78,440
                                                                               100,920
COMMERCIAL BANKS (9.84%)
 Allegiant Bancorp                                       10,200                224,400
 Amcore Financial                                         3,800                102,600
 BancFirst                                                  900                 48,573
 Bank of the Ozarks                                         600                 25,566
 Banner                                                     600                 14,250
 Capital Corp. of the West /1/                              700                 26,838
 Capitol Bancorp.                                         2,200                 58,300
 Century Bancorp.                                           500                 17,390
 Chemical Financial                                       2,930                101,817
 City Holding                                             1,900                 64,258
 Colonial BancGroup                                       8,900                139,552
 Columbia Banking Systems                                 1,600                 30,992
 Community Bank System                                    6,100                297,375
 Community Trust Bancorp                                  3,100                 99,975
 Corus Bankshares                                         3,300                194,040
 Cullen/Frost Bankers                                     4,300                166,668
 Financial Institutions                                     500                 12,505
 First Citizens Banc                                        200                  5,724
 First Citizens BancShares                                  500                 57,000
 First National                                             700                 20,160
 First Oak Brook Bancshares                                 900                 25,929
 First Republic Bank                                      1,400                 50,120
 First United                                               700                 16,205
 Gold Banc                                               17,800                229,976
 Great Southern Bancorp                                   2,200                 88,770
 Greater Bay Bancorp                                      5,200                140,192
 Hanmi Financial                                          1,000                 21,200
 Heritage Commerce /1/                                    1,600                 18,880
 IBERIABANK                                               5,300                273,321
 Independent Bank                                         2,400                 70,128
 Independent Bank                                         5,830                168,662
 Irwin Financial                                          7,400                207,422
 Lakeland Financial                                         500                 18,075
 Local Financial /1/                                      6,500                126,165
 MainSource Financial Group                                 500                 13,955
 MB Financial                                             1,600                 75,664
 Mercantile Bank                                          2,300                 77,257
 Mid-State Bancshares                                     3,800                 92,454
 Nara Bancorp.                                              200                  4,520
 Oak Hill Financial                                         800                 23,752
 Peoples Bancorp.                                           630                 17,665
 Peoples Holding                                            500                 24,330
 Provident Bankshares                                     5,500                170,665
 R&G Financial                                            5,900                194,110
 Republic Bancorp.                                          800                 15,984
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                           $
 Republic Bancorp.                                        9,200                133,584
 Royal Bancshares of Pennsylvania                           606                 14,847
 Second Bancorp.                                          2,600                 72,020
 Silicon Valley Bancshares /1/                            2,200                 77,220
 Simmons First National                                   2,000                 51,300
 South Financial Group                                   11,400                297,882
 Southside Bancshares                                     1,050                 18,113
 Southwest Bancorp.                                       1,000                 15,810
 State Financial Services                                 2,500                 65,825
 Summit Bancshares                                        1,600                 45,296
 Sun Bancorp. /1/                                         1,100                 25,740
 Taylor Capital Group                                     2,300                 58,466
 Umpqua Holdings                                          2,700                 55,215
 W Holding                                                4,900                114,121
 West Coast Bancorp                                      10,500                218,925
 Wintrust Financial                                         700                 30,338
                                                                             5,168,086
COMMERCIAL SERVICE-FINANCE (0.15%)
 Century Business Services /1/                            9,500                 39,425
 NCO Group /1/                                            1,600                 38,080
                                                                                77,505
COMMERCIAL SERVICES (0.09%)
 Arbitron /1/                                               800                 31,600
 Memberworks /1/                                            600                 17,328
                                                                                48,928
COMMUNICATIONS SOFTWARE (0.08%)
 Avid Technology /1/                                        600                 31,044
 SeaChange International /1/                                600                  9,240
                                                                                40,284
COMPUTER AIDED DESIGN (0.15%)
 Aspen Technology /1/                                     9,700                 77,600
COMPUTER DATA SECURITY (0.17%)
 Rainbow Technologies /1/                                 7,100                 87,401
COMPUTER SERVICES (0.76%)
 CACI International /1/                                   1,600                 79,248
 CIBER /1/                                                6,900                 63,618
 CompuCom Systems /1/                                    18,400                 93,840
 iGate Capital /1/                                        2,300                 12,420
 Sykes Enterprises /1/                                    9,600                 89,472
 Tier Technologies /1/                                    2,400                 24,600
 Tyler Technologies /1/                                   4,800                 38,016
                                                                               401,214
COMPUTERS (0.20%)
 Gateway /1/                                             14,700                 74,088
 palmOne                                                  2,200                 31,526
                                                                               105,614
COMPUTERS-INTEGRATED SYSTEMS (0.59%)
 Agilysys                                                 7,200                 74,016
 MTS Systems                                              6,900                121,371
 Radisys /1/                                              2,300                 44,965
 Silicon Graphics /1/                                    30,800                 34,804
 Systems & Computer Technology /1/                        2,300                 33,810
                                                                               308,966
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-MEMORY DEVICES (0.68%)
                                                                           $
 Hutchison Technology /1/                                 4,300                144,093
 Iomega                                                   6,900                 38,019
 Maxtor /1/                                               9,600                131,232
 Quantum /1/                                             14,600                 45,406
                                                                               358,750
COMPUTERS-PERIPHERAL EQUIPMENT (0.27%)
 Electronics for Imaging /1/                              5,300                143,630
CONSULTING SERVICES (0.33%)
 Charles River Associates                                   600                 18,432
 Gartner /1/                                              9,600                121,920
 Right Management Consultants /1/                         1,700                 30,685
                                                                               171,037
CONSUMER PRODUCTS-MISCELLANEOUS (0.19%)
 American Greetings /1/                                   2,300                 49,059
 CSS Industries                                             750                 20,243
 Jarden /1/                                                 800                 33,032
                                                                               102,334
CONTAINERS-METAL & GLASS (1.21%)
 Crown Holdings /1/                                      41,300                326,270
 Greif Brothers                                           2,400                 78,072
 Silgan Holdings /1/                                      7,200                230,256
                                                                               634,598
COSMETICS & TOILETRIES (0.29%)
 Alberto-Culver                                           2,400                152,136
DATA PROCESSING & MANAGEMENT (0.21%)
 American Management Systems /1/                          2,900                 42,920
 infoUSA /1/                                              2,400                 19,680
 InterCept /1/                                            4,900                 48,118
                                                                               110,718
DECISION SUPPORT SOFTWARE (0.16%)
 NetIQ /1/                                                6,900                 83,766
DIAGNOSTIC KITS (0.27%)
 Orthovita                                               37,900                142,125
DISTRIBUTION-WHOLESALE (1.30%)
 Advanced Marketing Services                              1,300                 14,885
 Aviall /1/                                               8,400                128,100
 Building Material Holding                                2,100                 29,694
 Handleman                                                3,700                 66,045
 Hughes Supply                                            6,500                251,225
 United Stationers /1/                                    4,100                152,561
 Watsco                                                   1,600                 34,256
 WESCO International /1/                                  1,000                  6,910
                                                                               683,676
DIVERSIFIED MANUFACTURING OPERATIONS (2.22%)
 A.O. Smith                                               6,500                205,725
 Actuant /1/                                              1,200                 38,688
 Acuity Brands                                            5,800                124,700
 Ameron International                                     6,000                197,040
 Barnes Group                                             7,000                204,260
 ESCO Technologies /1/                                    1,600                 69,568
 FMC /1/                                                  2,000                 56,020
 Griffon /1/                                              4,200                 81,270
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                           $
 Jacuzzi Brands /1/                                       8,900                 62,745
 Lydall /1/                                               2,300                 27,347
 SPS Technologies /1/                                     2,000                 98,640
                                                                             1,166,003
DIVERSIFIED MINERALS (0.14%)
 AMCOL International                                      4,200                 75,894
DIVERSIFIED OPERATIONS (0.21%)
 Walter Industries                                        9,400                111,672
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.05%)
 Volt Information Sciences /1/                            1,600                 28,000
E-COMMERCE-PRODUCTS (0.01%)
 Stamps.com /1/                                             500                  2,980
E-COMMERCE-SERVICES (0.09%)
 Homestore.com /1/                                       14,100                 49,350
E-MARKETING-INFORMATION (0.15%)
 aQuantive /1/                                            6,000                 63,000
 E.piphany /1/                                            2,400                 16,656
                                                                                79,656
ELECTRIC-INTEGRATED (3.10%)
 Allegheny Energy /1/                                     3,700                 39,146
 Avista                                                   9,600                163,200
 Black Hills                                              2,100                 67,557
 CH Energy Group                                          2,200                 96,360
 CMS Energy                                              29,400                238,728
 PNM Resources                                            7,200                203,616
 Sierra Pacific Resources /1/                            37,700                225,069
 UIL Holdings                                             2,200                 82,632
 UniSource Energy                                        14,900                287,570
 Westar Energy                                           11,100                221,778
                                                                             1,625,656
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.52%)
 CTS                                                      3,500                 38,745
 DSP Group /1/                                            2,900                 69,252
 Methode Electronics                                      5,500                 65,505
 Stoneridge /1/                                           4,200                 57,498
 Sypris Solutions                                         2,900                 40,571
                                                                               271,571
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.50%)
 Actel /1/                                                1,600                 43,168
 Lattice Semiconductor /1/                               14,700                114,660
 Skyworks Solutions /1/                                   4,000                 34,320
 Transmeta /1/                                            7,600                 30,780
 Zoran /1/                                                2,400                 39,984
                                                                               262,912
ELECTRONIC DESIGN AUTOMATION (0.03%)
 Magma Design Automation /1/                                600                 14,538
ELECTRONIC MEASUREMENT INSTRUMENTS (0.11%)
 Trimble Navigation /1/                                   1,100                 30,415
 Zygo /1/                                                 1,800                 27,108
                                                                                57,523
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC SECURITY DEVICES (0.03%)
                                                                           $
 InVision Technologies /1/                                  500                 13,585
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.20%)
 EMCOR Group /1/                                          1,000                 37,690
 URS /1/                                                  3,000                 65,670
                                                                               103,360
ENGINES-INTERNAL COMBUSTION (0.36%)
 Briggs & Stratton                                        2,900                188,529
ENTERPRISE SOFTWARE & SERVICE (0.47%)
 Hyperion Solutions /1/                                     500                 16,745
 ManTech International /1/                                5,000                122,300
 Manugistics Group /1/                                    5,900                 42,834
 Sybase /1/                                               3,500                 62,650
                                                                               244,529
ENVIRONMENTAL CONSULTING & ENGINEERING (0.19%)
 Tetra Tech /1/                                           4,400                 98,912
ENVIRONMENTAL MONITORING & DETECTION (0.05%)
 Mine Safety Appliances                                     500                 28,300
FINANCE-AUTO LOANS (0.07%)
 Credit Acceptance /1/                                    1,000                 11,720
 Westcorp                                                   600                 22,692
                                                                                34,412
FINANCE-CONSUMER LOANS (0.30%)
 World Acceptance                                         8,800                157,872
FINANCE-CREDIT CARD (0.17%)
 CompuCredit /1/                                          3,500                 69,195
 Metris                                                   4,000                 18,920
                                                                                88,115
FINANCE-INVESTMENT BANKER & BROKER (0.07%)
 Knight Trading Group /1/                                 2,600                 35,984
FINANCE-MORTGAGE LOAN/BANKER (0.64%)
 Accredited Home Lenders Holding                            400                 11,448
 American Home Mortgage Holdings                          7,700                162,470
 New Century Financial                                    4,350                161,298
                                                                               335,216
FIREARMS & AMMUNITION (0.05%)
 Sturm Ruger                                              2,200                 24,970
FOOD-BAKING (0.10%)
 Flowers Foods                                            2,150                 51,020
FOOD-MISCELLANEOUS/DIVERSIFIED (0.76%)
 Chiquita Brands International /1/                       14,600                270,100
 Corn Products International                                500                 16,945
 J & J Snack Foods /1/                                      600                 21,414
 Ralcorp Holdings /1/                                     2,900                 79,750
 Sensient Technologies                                      500                  9,600
                                                                               397,809
FOOD-RETAIL (0.09%)
 Great Atlantic & Pacific Tea /1/                         3,300                 20,625
 Pathmark Stores /1/                                      4,000                 27,400
                                                                                48,025
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-WHOLESALE & DISTRIBUTION (0.04%)
                                                                           $
 Nash Finch                                               1,300                 20,475
FOOTWEAR & RELATED APPAREL (0.12%)
 Steven Madden /1/                                        3,000                 64,290
FUNERAL SERVICE & RELATED ITEMS (0.42%)
 Alderwoods Group                                         8,600                 64,070
 Stewart Enterprises /1/                                 38,000                155,040
                                                                               219,110
GARDEN PRODUCTS (0.40%)
 Toro                                                     4,200                208,740
GAS-DISTRIBUTION (1.95%)
 Atmos Energy                                             2,400                 58,800
 Energen                                                  5,300                195,411
 NUI                                                      2,800                 47,796
 Southern Union /1/                                      14,125                248,741
 Southwest Gas                                            4,300                 97,094
 Southwestern Energy /1/                                 19,300                374,420
                                                                             1,022,262
GOLF (0.40%)
 Callaway Golf                                           12,800                208,000
HOME FURNISHINGS (0.19%)
 Furniture Brands International /1/                       1,600                 38,816
 Kimball International                                    4,000                 62,000
                                                                               100,816
HOSPITAL BEDS & EQUIPMENT (0.04%)
 Invacare                                                   500                 20,510
HOTELS & MOTELS (0.24%)
 Choice Hotels International /1/                          1,800                 59,436
 LaSalle Hotel Properties                                 3,800                 64,030
                                                                               123,466
HUMAN RESOURCES (0.19%)
 Spherion /1/                                            11,700                101,790
IDENTIFICATION SYSTEM-DEVELOPMENT (0.20%)
 Checkpoint Systems /1/                                   3,700                 69,708
 Paxar /1/                                                2,800                 33,544
                                                                               103,252
INDUSTRIAL AUTOMATION & ROBOTS (0.39%)
 UNOVA /1/                                                9,425                204,617
INSTRUMENTS-CONTROLS (0.12%)
 Watts Industries                                         3,700                 65,712
INTERNET APPLICATION SOFTWARE (0.06%)
 Raindance Communications /1/                             5,400                 15,714
 Vignette /1/                                             7,300                 18,323
                                                                                34,037
INTERNET CONTENT-ENTERTAINMENT (0.03%)
 Alloy /1/                                                3,800                 17,024
INTERNET CONTENT-INFORMATION/NEWS (0.18%)
 Harris Interactive /1/                                   7,000                 46,550
 ProQuest /1/                                             1,600                 47,520
                                                                                94,070
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET FINANCIAL SERVICES (0.67%)
                                                                           $
 eSpeed /1/                                               2,200                 59,950
 IndyMac Bancorp                                          6,800                199,920
 Net.B@nk                                                 6,800                 93,228
                                                                               353,098
INTERNET INCUBATORS (0.10%)
 Safeguard Scientifics /1/                               13,200                 50,292
INTERNET INFRASTRUCTURE SOFTWARE (0.03%)
 Openwave Systems                                         1,367                 17,835
INTERNET SECURITY (0.02%)
 Internet Security Systems /1/                              600                  9,846
INVESTMENT COMPANIES (0.20%)
 American Capital Strategies                              3,800                102,600
LASERS-SYSTEMS & COMPONENTS (0.14%)
 ROFIN-SINAR Technologies /1/                             3,000                 71,250
LEISURE & RECREATION PRODUCTS (0.14%)
 K2 /1/                                                   4,400                 72,996
LIFE & HEALTH INSURANCE (1.42%)
 AmerUs Group                                             6,100                230,275
 Delphi Financial Group                                   6,100                307,257
 FBL Financial Group                                      4,100                107,010
 UICI /1/                                                 4,600                 68,816
 Universal American Financial                             3,300                 33,165
                                                                               746,523
LINEN SUPPLY & RELATED ITEMS (0.49%)
 Angelica                                                 9,400                193,640
 UniFirst                                                 2,400                 63,240
                                                                               256,880
MACHINERY TOOLS & RELATED PRODUCTS (0.13%)
 Milacron                                                 5,200                 12,428
 Regal Beloit                                             2,700                 54,945
                                                                                67,373
MACHINERY-CONSTRUCTION & MINING (0.88%)
 JLG Industries                                          15,700                187,458
 Joy Global /1/                                           8,800                167,728
 Terex /1/                                                4,700                106,032
                                                                               461,218
MACHINERY-GENERAL INDUSTRY (1.58%)
 Albany International                                     8,500                262,650
 Applied Industrial Technologies                         13,700                308,935
 Gardner Denver /1/                                         500                 10,330
 Kadant /1/                                                 500                  9,125
 McDermott International /1/                             18,800                139,120
 Sauer-Danfoss                                            5,200                 73,736
 Tecumseh Products                                          600                 24,588
                                                                               828,484
MACHINERY-MATERIAL HANDLING (0.37%)
 Cascade                                                  6,200                148,490
 Nacco Industries                                           600                 47,280
                                                                               195,770
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-PUMPS (0.12%)
                                                                           $
 Flowserve /1/                                            2,300                 47,058
 Thomas Industries                                          500                 15,100
                                                                                62,158
MACHINERY-THERMAL PROCESS (0.04%)
 Global Power Equipment Group /1/                         3,900                 23,049
MEDICAL IMAGING SYSTEMS (0.07%)
 CTI Molecular Imaging /1/                                2,200                 35,068
MEDICAL INFORMATION SYSTEM (0.21%)
 Per-Se Technologies /1/                                  8,200                111,520
MEDICAL INSTRUMENTS (0.20%)
 Conceptus /1/                                            1,100                 13,475
 Conmed /1/                                               4,300                 87,505
 SurModics /1/                                              200                  4,202
                                                                               105,182
MEDICAL LABORATORY & TESTING SERVICE (0.21%)
 Covance /1/                                              2,400                 62,472
 Inveresk Research Group                                  2,000                 46,400
                                                                               108,872
MEDICAL PRODUCTS (0.15%)
 Cyberonics /1/                                           1,500                 41,025
 PSS World Medical /1/                                    3,900                 36,348
                                                                                77,373
MEDICAL-BIOMEDICAL/GENE (0.56%)
 Alexion Pharmaceuticals /1/                                600                 11,100
 Celera Genomics Group /1/                                2,500                 33,425
 Cytogen                                                  8,400                 92,400
 Digene /1/                                                 100                  3,520
 Genelabs Technologies                                   43,600                 73,248
 Regeneration Technologies /1/                            3,600                 43,200
 Telik /1/                                                1,800                 36,576
                                                                               293,469
MEDICAL-DRUGS (0.57%)
 Adolor /1/                                               7,723                141,099
 Ligand Pharmaceuticals /1/                              11,500                158,470
                                                                               299,569
MEDICAL-GENERIC DRUGS (0.06%)
 Alpharma                                                 1,600                 29,120
MEDICAL-HMO (0.29%)
 Pacificare Health Systems /1/                            2,300                136,850
 Sierra Health Services /1/                                 600                 13,974
                                                                               150,824
MEDICAL-NURSING HOMES (0.68%)
 Beverly Enterprises /1/                                  6,100                 37,027
 Kindred Healthcare /1/                                   3,400                140,216
 Mariner Health Care                                     14,600                180,894
                                                                               358,137
METAL PROCESSORS & FABRICATION (0.47%)
 NN                                                       6,100                 73,200
 Quanex                                                   4,300                172,215
                                                                               245,415
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (9.77%)
                                                                           $
 Anthracite Capital                                      24,000                244,560
 Apex Mortgage Capital                                    2,700                 15,930
 Bedford Property Investors                               7,200                189,072
 Boykin Lodging                                           6,300                 52,164
 Capital Automotive                                       2,400                 74,664
 CarrAmerica Realty                                       4,100                123,287
 Chelsea Property Group                                   5,600                275,520
 Entertainment Properties Trust                           5,500                176,990
 Equity Inns                                             25,900                218,855
 FelCor Lodging Trust                                     4,300                 43,817
 Gables Residential Trust                                 3,700                119,066
 Glenborough Realty Trust                                 2,000                 39,000
 Highwoods Properties                                     7,900                195,920
 IMPAC Mortgage Holdings                                 11,600                174,580
 Innkeepers USA Trust                                    13,800                120,060
 Kilroy Realty                                            2,900                 83,810
 La Quinta /1/                                           28,200                173,994
 Lexington Corporate Properties Trust                    19,500                374,010
 LTC Properties                                          10,200                120,768
 Macerich                                                 2,400                 96,480
 Meristar Hospitality /1/                                 7,800                 53,274
 MFA Mortgage Investments                                 6,526                 62,454
 Mid-America Apartment Communities                        4,700                147,580
 Mills                                                    1,600                 65,280
 National Health Investors                               11,800                250,750
 Parkway Properties                                       2,900                127,745
 Pennsylvania Real Estate Invest Trust                    7,100                237,140
 Post Properties                                            700                 18,480
 Prentiss Properties Trust                                2,700                 81,648
 Saul Centers                                               700                 19,040
 Senior Housing Properties Trust                         12,300                183,147
 SL Green Realty                                            600                 21,690
 Sun Communities                                          5,200                189,540
 Taubman Centers                                          4,000                 80,640
 United Dominion Realty Trust                            11,500                200,675
 Urstadt Biddle Properties                                1,300                 17,615
 Ventas                                                  22,000                411,400
 Winston Hotels                                           4,900                 49,245
                                                                             5,129,890
MULTI-LEVEL DIRECT SELLING (0.12%)
 Nu Skin Enterprises                                      4,100                 65,067
MULTI-LINE INSURANCE (0.76%)
 Allmerica Financial /1/                                 14,100                375,483
 United Fire & Casualty                                     600                 23,910
                                                                               399,393
MUSIC (0.12%)
 Steinway Musical Instruments /1/                         3,100                 64,976
NETWORKING PRODUCTS (0.39%)
 Anixter International /1/                                3,700                 88,356
 Black Box                                                2,700                116,262
                                                                               204,618
NON-FERROUS METALS (0.09%)
 RTI International Metals /1/                             2,400                 28,824
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NON-FERROUS METALS (CONTINUED)
                                                                           $
 USEC                                                     2,600                 19,370
                                                                                48,194
NON-HOTEL GAMBLING (0.18%)
 Argosy Gaming /1/                                        2,200                 52,360
 Isle of Capri Casinos /1/                                2,000                 41,700
                                                                                94,060
OFFICE AUTOMATION & EQUIPMENT (0.29%)
 Global Imaging Systems /1/                                 500                 14,525
 Imagistics International /1/                             4,300                138,245
                                                                               152,770
OFFICE SUPPLIES & FORMS (0.25%)
 John H. Harland                                          4,500                122,535
 Standard Register                                          500                  8,800
                                                                               131,335
OIL COMPANY-EXPLORATION & PRODUCTION (2.06%)
 Cimarex Energy /1/                                       4,300                 87,935
 Comstock Resources /1/                                   5,100                 76,143
 Denbury Resources /1/                                   12,100                152,702
 Houston Exploration /1/                                  2,900                101,500
 KCS Energy /1/                                           3,500                 27,895
 Magnum Hunter Resources /1/                              7,400                 64,010
 Meridian Resource /1/                                   10,100                 40,602
 Nuevo Energy /1/                                         2,900                 57,072
 Plains Exploration & Production /1/                      1,930                 26,190
 Range Resources /1/                                     18,400                140,760
 Stone Energy /1/                                         3,800                137,332
 Swift Energy /1/                                         4,200                 58,380
 Vintage Petroleum                                        9,500                109,725
                                                                             1,080,246
OIL FIELD MACHINERY & EQUIPMENT (0.09%)
 Universal Compression Holdings /1/                       2,200                 48,378
OIL REFINING & MARKETING (0.36%)
 Tesoro Petroleum /1/                                    10,500                119,700
 WD-40                                                    2,200                 71,390
                                                                               191,090
OIL-FIELD SERVICES (0.31%)
 Hanover Compressor /1/                                   5,600                 59,360
 Oceaneering International /1/                            2,200                 50,732
 Oil States International /1/                             4,500                 55,125
                                                                               165,217
OPTICAL SUPPLIES (0.21%)
 Sola International /1/                                   6,500                111,475
PAPER & RELATED PRODUCTS (1.16%)
 Chesapeake                                               4,500                109,800
 Louisiana-Pacific /1/                                   15,800                300,516
 Rock-Tenn                                                2,300                 37,030
 Schweitzer-Mauduit International                         6,100                162,260
                                                                               609,606
PHARMACEUTICALS (0.12%)
 Cubist Pharmaceuticals /1/                               5,500                 63,910
PHYSICIAN PRACTICE MANAGEMENT (0.41%)
 Pediatrix Medical Group /1/                              3,100                165,695
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PHYSICIAN PRACTICE MANAGEMENT (CONTINUED)
                                                                           $
 US Oncology /1/                                          4,500                 49,230
                                                                               214,925
PIPELINES (0.08%)
 Dynegy /1/                                              10,300                 41,303
POULTRY (0.15%)
 Pilgrims Pride                                           6,100                 79,727
PRINTING-COMMERCIAL (0.08%)
 Banta                                                      600                 22,956
 Consolidated Graphics /1/                                  600                 16,590
                                                                                39,546
PRIVATE CORRECTIONS (0.21%)
 Cornell /1/                                              2,800                 39,732
 Wackenhut Corrections /1/                                3,500                 72,870
                                                                               112,602
PROPERTY & CASUALTY INSURANCE (2.03%)
 Argonaut Group                                           6,000                 96,300
 Baldwin & Lyons                                            525                 12,889
 Direct General                                             600                 17,994
 Fremont General                                         10,400                172,952
 LandAmerica Financial Group                              4,300                215,043
 Navigators Group                                           500                 15,860
 PMA Capital                                              6,900                 90,735
 ProAssurance /1/                                           700                 21,070
 RLI                                                      1,600                 53,760
 Selective Insurance Group                                1,800                 55,260
 State Auto Financial                                     1,700                 45,577
 Stewart Information Services /1/                         7,900                246,085
 Zenith National Insurance                                  700                 21,490
                                                                             1,065,015
PUBLISHING-NEWSPAPERS (0.18%)
 Journal Register /1/                                     2,200                 44,066
 Lee Enterprises                                            500                 21,080
 Pulitzer                                                   600                 31,230
                                                                                96,376
REAL ESTATE MANAGEMENT & SERVICES (0.11%)
 Jones Lang LaSalle /1/                                   3,100                 59,055
RECREATIONAL CENTERS (0.04%)
 Bally Total Fitness Holding /1/                          3,500                 23,310
RECREATIONAL VEHICLES (0.07%)
 Arctic Cat                                               1,600                 36,032
REITS-WHOLE LOANS (0.69%)
 Novastar Financial                                       1,600                118,000
 RAIT Investment Trust                                   10,400                242,944
                                                                               360,944
RENTAL-AUTO & EQUIPMENT (0.41%)
 Aaron Rents                                              3,700                 81,030
 Dollar Thrifty Automotive Group /1/                      5,200                136,188
                                                                               217,218
RESORTS & THEME PARKS (0.16%)
 Six Flags /1/                                           14,300                 84,656
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (1.96%)
                                                                           $
 Aeropostale /1/                                            800                 24,680
 American Eagle Outfitters /1/                            4,400                 70,356
 AnnTaylor Stores /1/                                     3,800                136,040
 Brown Shoe                                               2,900                100,340
 Burlington Coat Factory Warehouse                       10,000                214,500
 Charlotte Russe Holding /1/                                600                  8,070
 Charming Shoppes /1/                                    10,000                 65,500
 Dress Barn /1/                                           3,800                 53,200
 Footstar /1/                                             6,600                 41,250
 Genesco /1/                                              2,700                 45,495
 Goody's Family Clothing                                  3,900                 41,106
 Kenneth Cole Productions /1/                               600                 17,760
 Men's Wearhouse /1/                                      3,100                 91,326
 Payless Shoesource /1/                                   7,000                 92,610
 Stage Stores /1/                                         1,000                 28,770
                                                                             1,031,003
RETAIL-AUTO PARTS (0.22%)
 PEP Boys-Manny, Moe & Jack                               6,100                117,303
RETAIL-AUTOMOBILE (0.56%)
 Asbury Automotive Group /1/                              7,100                120,700
 Lithia Motors                                            1,700                 40,154
 Sonic Automotive                                         1,300                 29,510
 United Auto Group /1/                                    3,900                101,283
                                                                               291,647
RETAIL-BEDDING (0.03%)
 Linens 'N Things /1/                                       500                 14,760
RETAIL-COMPUTER EQUIPMENT (0.07%)
 Systemax /1/                                             5,300                 35,510
RETAIL-CONSUMER ELECTRONICS (0.18%)
 Rex Stores /1/                                           6,000                 94,560
RETAIL-CONVENIENCE STORE (0.49%)
 7-Eleven /1/                                             9,300                148,335
 Casey's General Stores                                   6,900                106,950
                                                                               255,285
RETAIL-DISCOUNT (0.60%)
 BJ's Wholesale Club /1/                                  6,500                166,985
 ShopKo Stores /1/                                        9,500                147,060
                                                                               314,045
RETAIL-FABRIC STORE (0.17%)
 Jo-Ann Stores /1/                                        2,900                 87,029
RETAIL-HOME FURNISHINGS (0.23%)
 Bombay /1/                                               9,200                121,256
RETAIL-HYPERMARKETS (0.05%)
 Smart & Final /1/                                        3,700                 26,677
RETAIL-JEWELRY (0.22%)
 Friedman's                                               8,900                107,779
 Movado Group                                               400                  9,620
                                                                               117,399
RETAIL-LEISURE PRODUCTS (0.11%)
 MarineMax /1/                                            2,900                 55,448
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-OFFICE SUPPLIES (0.21%)
                                                                           $
 OfficeMax /1/                                            9,800                 93,884
 School Specialty /1/                                       500                 13,940
                                                                               107,824
RETAIL-PAWN SHOPS (0.45%)
 Cash America International                              12,300                234,807
RETAIL-PETROLEUM PRODUCTS (0.03%)
 World Fuel Services                                        600                 17,196
RETAIL-REGIONAL DEPARTMENT STORE (0.21%)
 Dillards                                                 6,700                108,339
RETAIL-RESTAURANTS (0.72%)
 Jack in the Box /1/                                      2,400                 43,656
 Landry's Seafood Restaurant                             10,200                255,306
 Papa John's International /1/                            2,200                 57,882
 Ryan's Family Steak Houses /1/                           1,600                 22,304
                                                                               379,148
RETAIL-SPORTING GOODS (0.05%)
 Sports Authority /1/                                       777                 28,904
RETAIL-VIDEO RENTAL (0.23%)
 Hollywood Entertainment /1/                              7,200                109,440
 Movie Gallery /1/                                          600                 12,408
                                                                               121,848
RETAIL-VISION SERVICE CENTER (0.02%)
 Cole National /1/                                          500                 11,055
RETIREMENT & AGED CARE (0.35%)
 Genesis Health Ventures /1/                              6,800                182,920
SAVINGS & LOANS-THRIFTS (2.83%)
 BankAtlantic Bancorp                                    13,200                221,628
 Commercial Federal                                       2,400                 61,776
 Dime Community Bancshares                                2,900                 80,852
 First Niagara Financial Group                            2,700                 38,583
 FirstFed American Bancorp                                1,100                 28,171
 FirstFed Financial /1/                                   1,700                 76,500
 Flagstar Bancorp.                                       11,100                247,530
 Hawthorne Financial /1/                                    900                 23,499
 Hudson River Bancorp.                                    5,200                173,680
 ITLA Capital /1/                                           600                 27,930
 St. Francis Capital                                      2,900                 95,903
 Sterling Financial /1/                                   8,720                273,023
 Troy Financial                                             500                 17,625
 Willow Grove Bancorp.                                    1,600                 26,800
 WSFS Financial                                           2,200                 93,830
                                                                             1,487,330
SEISMIC DATA COLLECTION (0.09%)
 Veritas DGC /1/                                          5,500                 48,730
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.50%)
 Cirrus Logic /1/                                         7,900                 64,464
 Exar /1/                                                 1,700                 27,353
 GlobespanVirata /1/                                      8,800                 54,208
 Standard Microsystems /1/                                1,700                 51,000
 Vitesse Semiconductor /1/                                9,400                 66,176
                                                                               263,201
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR EQUIPMENT (0.25%)
                                                                           $
 Brooks Automation /1/                                      900                 22,455
 Cohu                                                     2,600                 52,182
 Dupont Photomasks /1/                                      600                 13,908
 Photronics /1/                                           2,000                 43,080
                                                                               131,625
SOFTWARE TOOLS (0.05%)
 Borland Software /1/                                     2,900                 25,752
STEEL PIPE & TUBE (0.53%)
 Valmont Industries                                      13,400                278,720
STEEL PRODUCERS (0.89%)
 Reliance Steel & Aluminum                                3,300                 94,710
 Ryerson Tull                                             5,400                 43,524
 Schnitzer Steel Industries                               1,300                 48,984
 Steel Dynamics /1/                                      11,300                210,519
 United States Steel                                      2,900                 68,585
                                                                               466,322
TELECOMMUNICATION EQUIPMENT (0.77%)
 Andrew /1/                                              23,815                311,500
 Arris Group /1/                                          3,600                 21,600
 Network Equipment Technologies /1/                       1,500                 15,675
 North Pittsburgh Systems                                   500                  9,190
 Terayon /1/                                              7,000                 48,090
                                                                               406,055
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.34%)
 C-COR.net /1/                                            4,100                 41,328
 Corvis /1/                                              12,700                 18,161
 MRV Communications /1/                                  14,900                 45,892
 New Focus /1/                                            2,900                 15,051
 Sycamore Networks /1/                                   11,200                 56,000
                                                                               176,432
TELECOMMUNICATION SERVICES (0.73%)
 Commonwealth Telephone Enterprises /1/                   1,600                 65,216
 PTEK Holdings /1/                                       28,000                243,880
 Time Warner Telecom /1/                                  7,000                 72,450
                                                                               381,546
TELEPHONE-INTEGRATED (0.51%)
 Cincinnati Bell /1/                                     30,900                157,899
 CT Communications                                          500                  6,945
 General Communication /1/                                5,000                 49,300
 Talk America Holdings /1/                                4,200                 52,416
                                                                               266,560
TELEVISION (0.03%)
 Sinclair Broadcast Group /1/                             1,300                 15,132
THEATERS (0.10%)
 AMC Entertainment /1/                                    3,700                 50,320
THERAPEUTICS (0.91%)
 Abgenix /1/                                              2,900                 35,525
 Atherogenics /1/                                         7,626                125,753
 CV Therapeutics /1/                                        100                  1,763
 Esperion Therapeutics /1/                                9,600                229,152
 Tanox /1/                                                2,500                 44,875
                                                       Shares
                                                        Held                  Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
THERAPEUTICS (CONTINUED)
                                                                           $
 Trimeris /1/                                             1,600                 40,960
                                                                               478,028
TOBACCO (1.02%)
 DIMON                                                    9,200                 66,240
 Standard Commercial                                      2,900                 55,332
 Universal                                                9,500                414,010
                                                                               535,582
TRANSPORT-AIR FREIGHT (0.02%)
 ABX Air                                                  2,400                  8,400
TRANSPORT-EQUIPMENT & LEASING (0.28%)
 Gatx                                                     4,700                105,703
 Interpool                                                3,000                 43,800
                                                                               149,503
TRANSPORT-RAIL (0.39%)
 Genesee & Wyoming /1/                                    4,300                104,533
 RailAmerica /1/                                          9,200                 97,704
                                                                               202,237
TRANSPORT-SERVICES (0.12%)
 Offshore Logistics /1/                                   2,900                 63,220
TRANSPORT-TRUCK (1.22%)
 Covenant Transport /1/                                   2,400                 45,768
 Landstar System /1/                                        500                 36,520
 Roadway Express                                          3,700                189,625
 SCS Transportation /1/                                   6,200                 93,062
 USF                                                        500                 15,960
 Werner Enterprises                                       4,625                 83,435
 Yellow /1/                                               5,300                174,105
                                                                               638,475
TRAVEL SERVICES (0.12%)
 Navigant International /1/                               4,200                 63,294
VITAMINS & NUTRITION PRODUCTS (0.11%)
 NBTY /1/                                                 2,200                 59,950
WATER (0.16%)
 American States Water                                    1,600                 39,200
 California Water Service Group                           1,600                 43,760
                                                                                82,960
WEB HOSTING & DESIGN (0.02%)
 Interland                                                1,700                 12,937
WEB PORTALS (0.37%)
 Earthlink /1/                                           12,800                117,120
 United Online /1/                                        2,600                 74,854
                                                                               191,974
WIRE & CABLE PRODUCTS (0.02%)
 Encore Wire                                                600                 10,116
WIRELESS EQUIPMENT (0.14%)
 Aether Systems /1/                                       5,300                 25,440
 REMEC /1/                                                4,500                 49,635
                                                                                75,075
                                           TOTAL COMMON STOCKS              50,225,290
                                                     Principal
                                                       Amount                 Value
---------------------------------------------------------------------------------------------
TREASURY BONDS (0.21%)
 U.S. Treasury /2/
                                                     $                     $
  2.13%; 10/31/04                                       110,000                110,945
                                          TOTAL TREASURY BONDS                 110,945
                                                                           -----------

                          TOTAL PORTFOLIO INVESTMENTS (95.89%)              50,336,235
CASH AND RECEIVABLES, NET OF LIABILITIES (4.11%)                             2,156,709
                                    TOTAL NET ASSETS (100.00%)             $52,492,944
                                                                           -------------



                                                         Unrealized
   Contract                   Opening       Current     Gain (Loss)
     Type       Commitment  Market Value  Market Value
--------------------------------------------------------------------
FUTURES CONTRACTS
7 Russell 2000    Buy        $1,804,658    $1,849,225      $44,567
December, 2003
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts.
                                      273

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           PREFERRED SECURITIES FUND

                                OCTOBER 31, 2003

                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
PREFERRED STOCKS (70.79%)
AUTO-CARS & LIGHT TRUCKS (0.89%)
                                                                           $
 General Motors                                          40,000               1,006,800
 General Motors                                           3,000                  76,680
                                                                              1,083,480
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.94%)
 Delphi Trust I                                          23,000                 577,070
 Magna International                                     21,900                 573,780
                                                                              1,150,850
CELLULAR TELECOMMUNICATIONS (0.25%)
 U.S. Cellular                                           10,525                 299,120
COMMERCIAL BANKS (4.75%)
 Banco Espirito Santo Overseas                            6,600                 167,112
 Banco Totta & Acores Finance                            19,600                 544,292
 BancWest Capital I                                       2,500                  72,375
 Banesto Holdings /1/                                    11,000                 345,125
 BSCH Finance                                             5,300                 145,750
 Compass Capital III                                     29,300                 779,380
 Espirito Santo Overseas                                  2,200                  57,860
 Lincoln National Capital V                              18,400                 491,280
 Lincoln National Capital VI                            106,137               2,705,432
 National Commerce Capital Trust II                      10,800                 290,304
 VNB Capital Trust I                                      7,000                 191,520
                                                                              5,790,430
DIVERSIFIED FINANCIAL SERVICES (3.58%)
 CABCO Trust BellSouth                                    7,600                 196,156
 Citigroup Capital IX                                    10,000                 251,600
 Citigroup Capital V                                      8,200                 205,984
 Citigroup Capital VII                                   15,700                 420,446
 Citigroup Capital VIII                                  35,600                 939,484
 General Electric Capital                                60,500               1,554,850
 General Electric Capital                                 2,000                  52,000
 Household Capital Trust V                                6,900                 191,475
 Household Capital Trust VI                              10,000                 270,600
 Household Capital Trust VII                             10,400                 282,360
                                                                              4,364,955
DIVERSIFIED OPERATIONS (0.83%)
 Grand Metropolitan                                      37,800               1,005,480
ELECTRIC-INTEGRATED (4.85%)
 Ameren                                                  10,000                 287,000
 BGE Capital Trust I                                      4,000                 101,040
 CPL Capital I                                            2,500                  63,225
 Dominion Resources                                      17,000                 904,740
 DTE Energy Trust I                                       8,000                 215,440
 Duke Energy Capital Trust I                                800                  20,112
 Energy East Capital Trust I                              8,000                 212,000
 Entergy Louisiana                                       15,000                 405,750
 Entergy Mississippi                                     40,000               1,064,800
 Georgia Power                                           20,000                 505,000
 Mississippi Power                                       40,000               1,000,000
 Public Service Enterprise Group                          5,700                 334,590
 Tennessee Valley Authority                              21,700                 566,370
 Virginia Electric & Power                                8,800                 227,480
                                                                              5,907,547
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
FINANCE-AUTO LOANS (0.24%)
                                                                           $
 General Motors Acceptance                               11,600                 294,408
FINANCE-CONSUMER LOANS (1.31%)
 Household Finance                                       61,410               1,594,204
FINANCE-INVESTMENT BANKER & BROKER (6.44%)
 Bear Stearns Capital Trust I                             2,000                  50,600
 Bear Stearns Capital Trust III                          10,200                 272,850
 Lehman Brothers Holdings                                58,500               1,556,100
 Lehman Brothers Holdings
                          Capital Trust I                 1,900                  48,716
 Lehman Brothers Holdings
                          Capital Trust II               19,700                 509,048
 Lehman Brothers Holdings
                          Capital Trust III              50,000               1,258,500
 Merrill Lynch Preferred Capital Trust III               10,000                 264,500
 Merrill Lynch Preferred Capital Trust IV                13,600                 361,080
 Merrill Lynch Preferred Capital Trust V                 62,394               1,670,287
 Morgan Stanley Capital Trust II                         26,400                 697,224
 Morgan Stanley Capital Trust III                        36,000                 905,040
 Morgan Stanley Capital Trust IV                         10,000                 250,800
                                                                              7,844,745
FINANCE-LEASING COMPANY (0.44%)
 AT&T Capital                                             5,000                 125,950
 AT&T Capital                                            16,500                 413,985
                                                                                539,935
FINANCE-MORTGAGE LOAN/BANKER (1.88%)
 Countrywide Financial                                   90,000               2,287,800
FINANCE-OTHER SERVICES (0.19%)
 Philadelphia Authority for Industrial
  Development                                             1,400                  35,280
 PSO Capital I                                            7,900                 199,475
                                                                                234,755
FINANCIAL GUARANTEE INSURANCE (3.51%)
 Ambac Financial Group                                   41,000               1,027,050
 Ambac Financial Group                                   53,000               1,317,050
 Financial Security Assurance Holdings                    2,500                  67,300
 Financial Security Assurance Holdings                   60,525               1,530,072
 MBIA                                                       700                  19,502
 PMI Group                                               12,500                 321,250
                                                                              4,282,224
GAS-DISTRIBUTION (0.92%)
 AGL Capital Trust II                                     4,000                 107,160
 KeySpan                                                 19,500               1,012,635
                                                                              1,119,795
LIFE & HEALTH INSURANCE (0.86%)
 American General Capital I                               2,300                  60,283
 Hartford Life Capital II                                 5,700                 150,651
 PLC Capital Trust III                                   10,400                 276,224
 PLC Capital Trust IV                                     9,300                 246,915
 Torchmark Capital Trust I                               11,900                 317,135
                                                                              1,051,208
MEDICAL PRODUCTS (0.45%)
 Baxter International                                    11,000                 543,950
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
MEDICAL-DRUGS (0.13%)
                                                                           $
 Rhone-Poulenc                                            6,300                 160,965
MISCELLANEOUS INVESTING (4.44%)
 Archstone-Smith Trust                                   12,000                 313,876
 AvalonBay Communities                                    7,800                 223,626
 BRE Properties                                           4,000                 111,000
 CarrAmerica Realty                                      90,000               2,331,000
 Duke Realty                                              2,200                  60,016
 Equity Residential                                       8,800                 241,648
 Equity Residential                                       6,900                 193,890
 HRPT Properties Trust                                    4,000                 109,800
 HRPT Properties Trust                                   20,703                 559,188
 Public Storage                                          13,500                 360,450
 Public Storage                                           2,000                  53,520
 Public Storage                                           7,000                 190,050
 Public Storage                                           8,000                 220,800
 Shurgard Storage Centers                                 4,000                 109,400
 Vornado Realty Trust                                    12,600                 331,254
                                                                              5,409,518
MONEY CENTER BANKS (2.97%)
 ABN AMRO Capital Funding Trust II                       12,400                 315,828
 ABN AMRO Capital Funding Trust V                        20,000                 485,000
 ABN AMRO Capital Funding Trust VI                       15,000                 382,500
 Chase Capital Trust IV                                  13,800                 347,760
 Chase Capital Trust VIII                                 1,700                  46,665
 JP Morgan Chase Capital IX                              10,400                 277,160
 JP Morgan Chase Capital X                               32,200                 851,046
 National Westminster Bank                               17,500                 441,350
 Royal Bank of Scotland Group                            20,000                 475,000
                                                                              3,622,309
MULTI-LINE INSURANCE (4.54%)
 Hartford Capital III                                     1,300                  34,463
 Hartford Financial Services Group                       10,000                 566,300
 ING Groep                                               46,500               1,220,625
 ING Groep                                               99,200               2,638,720
 PartnerRe                                               41,500               1,066,550
                                                                              5,526,658
OIL & GAS DRILLING (0.10%)
 Suncor Energy                                            4,500                 117,540
OIL COMPANY-EXPLORATION & PRODUCTION (2.48%)
 EnCana                                                  16,100                 434,700
 Nexen                                                   90,000               2,250,000
 Talisman Energy                                         10,000                 256,800
 Talisman Energy                                          3,000                  77,460
                                                                              3,018,960
PIPELINES (0.40%)
 TransCanada PipeLines                                   19,200                 487,872
PROPERTY & CASUALTY INSURANCE (3.93%)
 ACE                                                    115,000               3,064,750
 Ace Capital Trust I                                      4,300                 115,283
 XL Capital                                              18,500                 500,240
 XL Capital                                              41,200               1,102,512
                                                                              4,782,785
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
REGIONAL BANKS (9.57%)
                                                                           $
 BAC Capital Trust I                                     18,600                 492,528
 BAC Capital Trust II                                     5,000                 131,000
 BAC Capital Trust III                                   10,600                 283,656
 BAC Capital Trust IV                                    10,000                 247,300
 Bank One Capital II                                     21,800                 599,936
 Bank One Capital Trust V                                 4,400                 119,152
 Bank One Capital Trust VI                                7,800                 205,920
 Comerica Capital Trust I                                10,600                 282,172
 Fleet Capital Trust IV                                  19,100                 505,959
 Fleet Capital Trust VI                                  10,100                 275,730
 Fleet Capital Trust VIII                                 6,700                 176,813
 SunTrust Capital IV                                     23,000                 619,160
 U.S. Bancorp Capital III                                23,200                 620,600
 Union Planter Preferred Funding /1/                         10                 960,000
 USB Capital IV                                          29,300                 770,297
 USB Capital V                                            9,800                 259,210
 Wachovia                                               130,000               3,552,900
 Wells Fargo Capital Trust V                              6,000                 162,000
 Wells Fargo Capital VII                                 56,900               1,399,740
                                                                             11,664,073
REINSURANCE (3.50%)
 Converium Finance                                       53,100               1,443,789
 Everest Re Capital Trust                                53,000               1,431,000
 Partner Re Capital Trust I                              17,400                 474,498
 RenaissanceRe Holdings                                   7,200                 194,328
 RenaissanceRe Holdings                                  26,600                 716,870
                                                                              4,260,485
SPECIAL PURPOSE ENTITY (3.99%)
 ANZ Exchangeable Preferred Trust                         3,700                  93,092
 ANZ Exchangeable Preferred Trust II                     16,300                 411,086
 Corporate-Backed Trust Certificates                     20,000                 544,000
 Corporate-Backed Trust Certificates                      8,100                 221,738
 Corporate-Backed Trust Certificates                     35,700                 949,620
 Corporate-Backed Trust Certificates                      9,400                 254,270
 Corporate-Backed Trust Certificates                     14,200                 374,170
 Corporate-Backed Trust Certificates                      5,400                 142,290
 Corts Trust for First Union Institutional
  Capital I                                               3,800                 110,732
 NAB Trust                                               21,550                 543,706
 Preferred Plus Trust                                    15,750                 414,225
 SATURNS                                                 10,800                 288,792
 SATURNS                                                 19,200                 508,992
                                                                              4,856,713
TELECOMMUNICATION SERVICES (0.56%)
 Citizens Communications                                 26,600                 682,822
TELEPHONE-INTEGRATED (1.85%)
 ALLTEL                                                  31,000               1,519,000
 BellSouth Capital Funding                                5,000                 129,500
 Telephone & Data Systems                                10,000                 265,100
 Verizon                                                 12,800                 336,640
                                                                              2,250,240
                                        TOTAL PREFERRED STOCKS               86,235,826

                                                     Principal
                                                       Amount                 Value
----------------------------------------------------------------------------------------------
BONDS (26.13%)
AGRICULTURAL OPERATIONS (1.66%)
 AgFirst Farm Credit Bank /1/
                                                     $                     $
  7.30%; 12/15/08                                     2,000,000               2,023,000
COMMERCIAL BANKS (2.58%)
 CBA Capital Trust I /1/
  5.81%; 12/31/49                                     2,000,000               2,034,580
 First Empire Capital Trust I
  8.23%; 02/01/27                                     1,000,000               1,104,184
                                                                              3,138,764
ELECTRIC-INTEGRATED (0.85%)
 Georgia Power Capital Trust VI
  4.88%; 11/01/42                                     1,000,000               1,038,837
FINANCE-AUTO LOANS (0.84%)
 General Motors Acceptance
  8.00%; 11/01/31                                     1,000,000               1,028,401
FINANCE-INVESTMENT BANKER & BROKER (0.88%)
 JP Morgan Capital Trust I
  7.54%; 01/15/27                                     1,000,000               1,073,977
FINANCE-MORTGAGE LOAN/BANKER (2.48%)
 Countrywide Capital I
  8.00%; 12/15/26                                       500,000                 537,275
 Federal Home Loan Mortgage
  5.88%; 03/21/11                                     1,300,000               1,390,196
 Federal National Mortgage Association
  6.25%; 02/01/11                                     1,000,000               1,093,757
                                                                              3,021,228
FINANCE-OTHER SERVICES (2.39%)
 St. George Funding
  8.48%; 06/30/17/ 1/                                 2,000,000               2,326,640
  8.49%; 06/30/17                                       500,000                 581,550
                                                                              2,908,190
LIFE & HEALTH INSURANCE (0.90%)
 MIC Financing Trust I /1/
  8.38%; 02/01/27                                     1,000,000               1,095,982
MONEY CENTER BANKS (3.94%)
 BankAmerica Institute /1/
  7.70%; 12/31/26                                       650,000                 706,027
  8.07%; 12/31/26                                       500,000                 572,492
 BNP Paribas Capital Trust V
  7.20%; 09/30/49                                     1,000,000               1,027,770
 Lloyds TSB Bank
  6.90%; 05/22/49                                       990,000               1,002,276
 Royal Bank of Scottland Capital Trust
  6.80%; 12/05/49                                     1,500,000               1,487,737
                                                                              4,796,302
MULTI-LINE INSURANCE (1.83%)
 Safeco Capital Trust I
  8.07%; 07/15/37                                     2,000,000               2,234,778
PROPERTY & CASUALTY INSURANCE (0.87%)
 W.R. Berkley Capital Trust
  8.20%; 12/15/45                                     1,000,000               1,062,389
                                                     Principal
                                                       Amount                 Value
----------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL BANKS (0.90%)
 BankBoston
                                                     $                     $
  7.75%; 12/15/26                                     1,000,000               1,091,869
REINSURANCE (0.85%)
 RenaissanceRe Capital Trust
  8.54%; 03/01/27                                     1,000,000               1,035,435
SAVINGS & LOANS-THRIFTS (2.25%)
 Dime Capital Trust I
  9.33%; 05/06/27                                       500,000                 585,168
 Great Western Financial
  8.21%; 02/01/27                                     1,931,000               2,156,562
                                                                              2,741,730
SPECIAL PURPOSE ENTITY (2.91%)
 CA Preferred Fund Trust
  7.00%; 10/30/48                                     1,600,000               1,600,720
 Mangrove Bay Pass-Through Trust /1/
  6.10%; 07/15/33                                     2,000,000               1,948,000
                                                                              3,548,720
                                                   TOTAL BONDS               31,839,602
                                                                           ------------

                          TOTAL PORTFOLIO INVESTMENTS (96.92%)              118,075,428
CASH AND RECEIVABLES, NET OF LIABILITIES (3.08%)                              3,752,289
                                    TOTAL NET ASSETS (100.00%)             $121,827,717
                                                                           --------------

1 Restricted Security - The fund held securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect their sale in the ordinary course of business. At the end of the period, restricted securities totaled $12,011,846 or 9.86% of net assets.

                                OCTOBER 31, 2003

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2010 FUND

                                OCTOBER 31, 2003


                                                     Shares
                                                      Held                  Value
--------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (98.87%)
PRINCIPAL INVESTORS FUND, INC.
                                                                         $
 Bond & Mortgage Securities Fund                    3,762,261              40,256,196
 International Fund II                              1,247,235              10,451,832
 LargeCap Growth Fund                               1,126,404               6,600,728
 LargeCap S&P 500 Index Fund                        2,391,597              19,228,439
 LargeCap Value Fund                                  661,332               6,494,282
 Money Market Fund                                 12,459,295              12,459,295
 Partners LargeCap Growth Fund II                     902,163               6,585,790
 Partners LargeCap Value Fund                       1,055,212              12,050,521
 Preferred Securities Fund                            854,288               9,576,571
 Real Estate Fund                                     981,392              14,289,065
 SmallCap S&P 600 Index Fund                          484,343               6,151,157
                                                                          144,143,876
                                  TOTAL INVESTMENT COMPANIES              144,143,876
                                                                         ------------

                        TOTAL PORTFOLIO INVESTMENTS (98.87%)              144,143,876
CASH AND RECEIVABLES, NET OF LIABILITIES (1.13%)                            1,643,146
                                  TOTAL NET ASSETS (100.00%)             $145,787,022
                                                                         --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2020 FUND

                                OCTOBER 31, 2003


                                                  Shares
                                                   Held                  Value
-----------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.23%)
PRINCIPAL INVESTORS FUND, INC. (99.23%)
                                                                      $
 Bond & Mortgage Securities Fund                 4,945,989              52,922,082
 International Fund II                           2,118,760              17,755,205
 LargeCap Growth Fund                            1,973,274              11,563,383
 LargeCap S&P 500 Index Fund                     3,793,700              30,501,349
 LargeCap Value Fund                             1,143,592              11,230,072
 Partners LargeCap Growth Fund II                1,580,516              11,537,764
 Partners LargeCap Value Fund                    1,841,831              21,033,713
 Partners SmallCap Growth Fund II                  448,574               3,534,762
 Preferred Securities Fund                       1,107,340              12,413,281
 Real Estate Fund                                1,268,884              18,474,948
 SmallCap S&P 600 Index Fund                       300,568               3,817,213
 SmallCap Value Fund                               236,074               3,465,564
                                                                       198,249,336
                               TOTAL INVESTMENT COMPANIES              198,249,336
                                                                      ------------

                     TOTAL PORTFOLIO INVESTMENTS (99.23%)              198,249,336
CASH AND RECEIVABLES, NET OF LIABILITIES (0.77%)                         1,538,300
                               TOTAL NET ASSETS (100.00%)             $199,787,636
                                                                      --------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2030 FUND

                                OCTOBER 31, 2003


                                                  Shares
                                                   Held                  Value
-----------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.49%)
PRINCIPAL INVESTORS FUND, INC. (99.49%)
                                                                      $
 Bond & Mortgage Securities Fund                 3,967,249              42,449,567
 International Fund II                           2,649,330              22,201,389
 LargeCap Growth Fund                            2,509,082              14,703,219
 LargeCap S&P 500 Index Fund                     4,691,904              37,722,906
 LargeCap Value Fund                             1,458,828              14,325,691
 Partners LargeCap Growth Fund II                2,006,200              14,645,260
 Partners LargeCap Value Fund                    2,344,506              26,774,255
 Partners SmallCap Growth Fund II                  587,539               4,629,808
 Preferred Securities Fund                         894,362              10,025,802
 Real Estate Fund                                1,005,193              14,635,604
 SmallCap S&P 600 Index Fund                       330,613               4,198,785
 SmallCap Value Fund                               310,355               4,556,007
                                                                       210,868,293
                               TOTAL INVESTMENT COMPANIES              210,868,293
                                                                      ------------

                     TOTAL PORTFOLIO INVESTMENTS (99.49%)              210,868,293
CASH AND RECEIVABLES, NET OF LIABILITIES (0.51%)                         1,072,873
                               TOTAL NET ASSETS (100.00%)             $211,941,166
                                                                      --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2040 FUND

                                OCTOBER 31, 2003


                                                  Shares
                                                   Held                  Value
----------------------------------------------------------------------------------------
INVESTMENT COMPANIES (98.73%)
PRINCIPAL INVESTORS FUND, INC. (98.73%)
                                                                      $
 Bond & Mortgage Securities Fund                   811,524              8,683,310
 International Fund II                             883,803              7,406,266
 LargeCap Growth Fund                              851,756              4,991,287
 LargeCap S&P 500 Index Fund                     1,530,537             12,305,514
 LargeCap Value Fund                               493,643              4,847,573
 Partners LargeCap Growth Fund II                  682,796              4,984,411
 Partners LargeCap Value Fund                      792,577              9,051,229
 Partners SmallCap Growth Fund II                  198,948              1,567,710
 Preferred Securities Fund                         153,159              1,716,916
 Real Estate Fund                                  160,972              2,343,758
 SmallCap S&P 600 Index Fund                       117,380              1,490,727
 SmallCap Value Fund                               104,603              1,535,565
                                                                       60,924,266
                               TOTAL INVESTMENT COMPANIES              60,924,266
                                                                      -----------

                     TOTAL PORTFOLIO INVESTMENTS (98.73%)              60,924,266
CASH AND RECEIVABLES, NET OF LIABILITIES (1.27%)                          782,514
                               TOTAL NET ASSETS (100.00%)             $61,706,780
                                                                      -------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2050 FUND

                                OCTOBER 31, 2003


                                                 Shares
                                                  Held                 Value
--------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.56%)
PRINCIPAL INVESTORS FUND, INC. (99.56%)
                                                                    $
 Bond & Mortgage Securities Fund                 215,916              2,310,301
 International Fund II                           541,303              4,536,116
 LargeCap Growth Fund                            533,772              3,127,904
 LargeCap S&P 500 Index Fund                     915,718              7,362,372
 LargeCap Value Fund                             308,406              3,028,549
 Partners LargeCap Growth Fund II                426,056              3,110,206
 Partners LargeCap Value Fund                    491,584              5,613,895
 Partners SmallCap Growth Fund II                118,517                933,913
 Preferred Securities Fund                        48,645                545,307
 Real Estate Fund                                 54,860                798,769
 SmallCap S&P 600 Index Fund                      67,716                859,993
 SmallCap Value Fund                              62,606                919,057
                                                                     33,146,382
                             TOTAL INVESTMENT COMPANIES              33,146,382
                                                                    -----------

                   TOTAL PORTFOLIO INVESTMENTS (99.56%)              33,146,382
CASH AND RECEIVABLES, NET OF LIABILITIES (0.44%)                        148,082
                             TOTAL NET ASSETS (100.00%)             $33,294,464
                                                                    -------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    PRINCIPAL LIFETIME STRATEGIC INCOME FUND

                                OCTOBER 31, 2003


                                                   Shares
                                                    Held                  Value
-----------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.62%)
PRINCIPAL INVESTORS FUND, INC. (99.62%)
                                                                       $
 Bond & Mortgage Securities Fund                  1,686,692             18,047,601
 International Fund II                              411,707              3,450,107
 LargeCap Growth Fund                               345,685              2,025,716
 LargeCap S&P 500 Index Fund                        861,951              6,930,083
 LargeCap Value Fund                                201,332              1,977,077
 Money Market Fund                               11,164,642             11,164,642
 Partners LargeCap Growth Fund II                   277,041              2,022,401
 Partners LargeCap Value Fund                       320,391              3,658,864
 Preferred Securities Fund                          383,727              4,301,578
 Real Estate Fund                                   431,777              6,286,679
 SmallCap S&P 600 Index Fund                        159,483              2,025,438
                                                                        61,890,186
                                TOTAL INVESTMENT COMPANIES              61,890,186
                                                                       -----------

                      TOTAL PORTFOLIO INVESTMENTS (99.62%)              61,890,186
CASH AND RECEIVABLES, NET OF LIABILITIES (0.38%)                           235,591
                                TOTAL NET ASSETS (100.00%)             $62,125,777
                                                                       -------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                REAL ESTATE FUND

                                OCTOBER 31, 2003


                                                     Shares
                                                      Held                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (97.20%)
APARTMENT REITS (9.72%)
                                                                         $
 Apartment Investment & Management                     46,500               1,901,850
 Archstone-Smith Trust                                133,640               3,568,188
 Equity Residential Properties Trust                  191,900               5,613,075
 Home Properties of New York                           60,600               2,333,100
 Mid-America Apartment Communities                     16,800                 527,520
 United Dominion Realty Trust                         211,300               3,687,185
                                                                           17,630,918
DIVERSIFIED REITS (14.82%)
 Brookfield Properties                                214,300               5,473,222
 Capital Automotive                                   199,160               6,195,868
 Catellus Development                                 103,501               2,304,967
 Entertainment Properties Trust                        51,044               1,642,596
 Liberty Property Trust                                50,300               1,829,914
 Vornado Realty Trust                                 187,000               9,452,850
                                                                           26,899,417
FACTORY OUTLET REITS (4.23%)
 Chelsea Property Group                               156,000               7,675,200
HEALTHCARE REITS (1.50%)
 Health Care                                           29,400                 974,610
 Healthcare Realty Trust                               32,400               1,093,500
 Ventas                                                35,110                 656,557
                                                                            2,724,667
HOTEL REITS (5.79%)
 Hilton Hotels                                        151,100               2,393,424
 Host Marriott /1/                                    353,852               3,697,754
 LaSalle Hotel Properties                              68,691               1,157,443
 Starwood Hotels & Resorts Worldwide                   96,600               3,258,318
                                                                           10,506,939
MALL REITS (17.89%)
 CBL & Associates Properties                          132,838               7,080,265
 General Growth Properties                            141,900              10,855,350
 Macerich                                              49,400               1,985,880
 Mills                                                128,000               5,222,400
 Simon Property Group                                 162,500               7,325,500
                                                                           32,469,395
MANUFACTURED HOUSING REITS (1.19%)
 Manufactured Home Communities                         56,800               2,158,400
OFFICE & INDUSTRIAL REITS (23.28%)
 Alexandria Real Estate Equities                       19,924               1,016,124
 AMB Property                                          79,518               2,384,745
 American Financial Realty Trust                       89,607               1,362,026
 Boston Properties                                    123,500               5,464,875
 Centerpoint Properties Trust                          76,170               5,175,752
 Corporate Office Properties Trust                    164,800               3,187,232
 Cousins Properties                                    39,100               1,124,125
 Duke-Weeks Realty                                     23,600                 691,008
 Equity Office Properties Trust                       267,638               7,496,540
 Prologis Trust                                       272,100               8,037,834
 PS Business Parks                                     45,440               1,713,088
 SL Green Realty                                      127,200               4,598,280
                                                                           42,251,629
SELF STORAGE REITS (2.61%)
 Public Storage                                       118,300               4,732,000
                                                     Shares
                                                      Held                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SHOPPING CENTER REITS (16.17%)
                                                                         $
 Acadia Realty Trust                                   24,000                 272,160
 Developers Diversified Realty                        231,900               6,701,910
 Kimco Realty                                         232,100               9,669,286
 Pan Pacific Retail Properties                        140,299               6,222,261
 Realty Income                                         49,000               1,930,600
 Regency Centers                                       56,059               2,078,668
 Weingarten Realty Investors                           56,950               2,464,226
                                                                           29,339,111
                                         TOTAL COMMON STOCKS              176,387,676

                                                   Principal
                                                     Amount                  Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.09%)
FINANCE-MORTGAGE LOAN/BANKER (3.09%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                   $                     $
  0.94%; 11/03/03                                   5,613,389               5,613,096
                                      TOTAL COMMERCIAL PAPER                5,613,096
                                                                         ------------

                       TOTAL PORTFOLIO INVESTMENTS (100.29%)              182,000,773
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.29%)                            (527,058)
                                  TOTAL NET ASSETS (100.00%)             $181,473,715
                                                                         ---------------



/1 /Non-income producing security.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP BLEND FUND

                                OCTOBER 31, 2003

                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (85.61%)
AEROSPACE & DEFENSE EQUIPMENT (0.38%)
                                                                     $
 Alliant Techsystems /1/                            2,361               122,205
 Moog /1/                                           2,860               121,264
                                                                        243,469
AIRLINES (1.27%)
 AirTran Holdings /1/                              27,006               437,767
 ExpressJet Holdings /1/                           24,330               372,249
                                                                        810,016
APPLICATIONS SOFTWARE (0.65%)
 Barra /1/                                          5,523               209,874
 SS&C Technologies                                  9,461               208,142
                                                                        418,016
ATHLETIC FOOTWEAR (0.66%)
 Reebok International                              10,856               422,841
AUDIO & VIDEO PRODUCTS (0.61%)
 Polycom /1/                                       19,330               387,180
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.72%)
 American Axle & Manufacturing Holdings /1/         4,130               142,898
 Lear /1/                                           5,413               314,441
                                                                        457,339
BATTERIES & BATTERY SYSTEMS (0.51%)
 Energizer Holdings /1/                             8,849               325,643
BROADCASTING SERVICES & PROGRAMMING (0.25%)
 4 Kids Entertainment /1/                           6,430               157,214
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.90%)
 Simpson Manufacturing /1/                          2,230                99,792
 USG /1/                                           28,460               476,705
                                                                        576,497
BUILDING PRODUCTS-LIGHT FIXTURES (0.22%)
 Genlyte Group /1/                                  3,000               141,480
BUILDING PRODUCTS-WOOD (0.18%)
 Universal Forest Products                          3,876               114,730
BUILDING-HEAVY CONSTRUCTION (0.40%)
 Washington Group International                     9,140               253,361
BUILDING-MAINTENANCE & SERVICE (0.28%)
 Rollins                                            8,890               180,645
BUILDING-RESIDENTIAL & COMMERCIAL (1.86%)
 Hovnanian Enterprises /1/                          6,060               492,557
 KB Home                                            2,250               154,102
 M/I Schottenstein Homes                            8,352               347,694
 Meritage /1/                                       3,254               192,311
                                                                      1,186,664
CASINO SERVICES (0.44%)
 Scientific Games /1/                              21,017               279,526
CELLULAR TELECOMMUNICATIONS (0.19%)
 Boston Communications Group /1/                   12,865               121,188
CHEMICALS-DIVERSIFIED (0.07%)
 Octel                                              2,313                43,045
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (0.23%)
                                                                     $
 Cytec Industries /1/                               4,225               147,495
CIRCUIT BOARDS (0.80%)
 Benchmark Electronics /1/                         10,514               512,242
COMMERCIAL BANKS (5.35%)
 BancorpSouth                                      10,409               244,716
 Central Pacific Financial                          4,660               121,859
 Chemical Financial                                 4,085               141,954
 Commerce Bancorp.                                  8,316               401,995
 Community First Bankshares                         4,100               111,315
 Cullen/Frost Bankers                               2,370                91,861
 First Bancorp.                                     5,930               197,469
 First Midwest Bancorp                              5,760               177,984
 Hibernia                                          17,465               394,534
 Hudson United Bancorp                             11,988               435,044
 Pacific Capital Bancorp.                           9,792               333,516
 R&G Financial                                      9,004               296,232
 South Financial Group /2/                         17,996               470,235
                                                                      3,418,714
COMMERCIAL SERVICES (0.76%)
 Corporate Executive Board /1/                      3,650               186,186
 Pre-Paid Legal Services /1/                       10,985               298,353
                                                                        484,539
COMMUNICATIONS SOFTWARE (0.23%)
 Inter-Tel                                          5,800               146,102
COMPUTER SERVICES (1.22%)
 Anteon International /1/                           4,430               151,240
 CACI International /1/                             7,322               362,659
 Cognizant Technology Solutions /1/                 5,926               268,981
                                                                        782,880
COMPUTERS-INTEGRATED SYSTEMS (0.22%)
 RadiSys /1/                                        7,300               142,715
COMPUTERS-MEMORY DEVICES (2.06%)
 Advanced Digital Information /1/                  13,488               219,180
 Maxtor /1/                                        36,210               494,991
 SanDisk /1/                                        4,942               398,325
 Storage Technology /1/                             8,520               205,332
                                                                      1,317,828
COMPUTERS-PERIPHERAL EQUIPMENT (0.34%)
 Electronics for Imaging /1/                        8,010               217,071
CONSULTING SERVICES (0.33%)
 Advisory Board /1/                                 5,766               209,825
CONSUMER PRODUCTS-MISCELLANEOUS (0.40%)
 Central Garden & Pet /1/                           3,822               105,717
 Dial                                               6,168               148,032
                                                                        253,749
CONTAINERS-METAL & GLASS (0.44%)
 Silgan Holdings /1/                                8,847               282,927
DATA PROCESSING & MANAGEMENT (1.22%)
 Fair, Isaac                                        6,566               418,779
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DATA PROCESSING & MANAGEMENT (CONTINUED)
                                                                     $
 Global Payments                                    8,650               360,273
                                                                        779,052
DENTAL SUPPLIES & EQUIPMENT (0.42%)
 Sybron Dental Specialties /1/                     11,620               267,260
DIAGNOSTIC KITS (0.31%)
 IDEXX Laboratories /1/                             4,246               200,836
DIALYSIS CENTERS (0.39%)
 DaVita /1/                                         7,160               251,316
DIVERSIFIED MANUFACTURING OPERATIONS (1.06%)
 A.O. Smith                                         3,380               106,977
 Carlisle                                           6,089               349,204
 Griffon /1/                                       11,568               223,841
                                                                        680,022
E-COMMERCE-SERVICES (0.13%)
 WebMD /1/                                         10,380                80,860
E-MARKETING-INFORMATION (0.67%)
 Digitas /1/                                       34,110               296,757
 E.piphany /1/                                     18,600               129,084
                                                                        425,841
E-SERVICES-CONSULTING (0.62%)
 Digital Insight /1/                               18,810               394,634
ELECTRIC-INTEGRATED (2.89%)
 Cleco                                             19,107               320,042
 Great Plains Energy                                3,730               118,913
 MDU Resources Group                               25,635               580,120
 Puget Energy                                      12,448               282,943
 Westar Energy                                     27,390               547,252
                                                                      1,849,270
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.67%)
 DSP Group /1/                                      5,095               121,668
 Methode Electronics                               15,935               189,786
 Planar Systems /1/                                 5,040               116,626
                                                                        428,080
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.40%)
 Applied Micro Circuits /1/                        16,000                93,120
 Microsemi /1/                                     13,599               281,499
 PMC - Sierra /1/                                  13,127               238,518
 Silicon Laboratories /1/                           5,230               282,315
                                                                        895,452
ELECTRONIC CONNECTORS (0.56%)
 Amphenol /1/                                       6,140               360,725
ELECTRONIC MEASUREMENT INSTRUMENTS (0.14%)
 Analogic                                           2,024                88,327
ELECTRONICS-MILITARY (0.70%)
 Engineered Support Systems                         6,607               446,699
ENGINES-INTERNAL COMBUSTION (0.79%)
 Briggs & Stratton                                  7,797               506,883
ENTERPRISE SOFTWARE & SERVICE (0.39%)
 Hyperion Solutions /1/                             4,710               157,738
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENTERPRISE SOFTWARE & SERVICE (CONTINUED)
                                                                     $
 ManTech International /1/                          3,760                91,969
                                                                        249,707
FINANCE-CONSUMER LOANS (0.30%)
 Portfolio Recovery Associates                      7,540               194,909
FINANCE-INVESTMENT BANKER & BROKER (0.20%)
 LaBranche                                         11,876               125,767
FINANCE-MORTGAGE LOAN/BANKER (1.99%)
 American Home Mortgage Holdings                   15,927               336,060
 Doral Financial                                   10,034               506,717
 New Century Financial                             11,540               427,903
                                                                      1,270,680
FINANCE-OTHER SERVICES (0.47%)
 Chicago Mercantile Exchange                        4,400               298,980
FOOD-MISCELLANEOUS/DIVERSIFIED (0.59%)
 John B. Sanfilippo & Son /1/                      10,977               377,060
GARDEN PRODUCTS (0.37%)
 Toro                                               4,701               233,640
GAS-DISTRIBUTION (1.95%)
 AGL Resources                                      7,935               223,370
 Energen                                           11,942               440,301
 ONEOK                                             20,904               415,781
 UGI /2/                                            5,502               169,462
                                                                      1,248,914
HUMAN RESOURCES (0.36%)
 CDI                                                7,014               229,709
INDUSTRIAL GASES (0.21%)
 Airgas                                             7,086               135,697
INSTRUMENTS-CONTROLS (0.29%)
 Thermo Electron /1/                                8,450               185,731
INTERNET APPLICATION SOFTWARE (0.63%)
 Netegrity /1/                                     23,010               272,898
 Vignette /1/                                      50,780               127,458
                                                                        400,356
INTERNET BROKERS (0.38%)
 E*trade Group /1/                                 23,600               243,080
INTERNET INCUBATORS (0.26%)
 Safeguard Scientifics /1/                         42,830               163,182
INTERNET INFRASTRUCTURE EQUIPMENT (0.13%)
 Centillium Communications /1/                     15,830                84,849
INTERNET SECURITY (0.54%)
 RSA Security /1/                                  26,448               343,031
INTIMATE APPAREL (0.15%)
 Warnaco Group                                      5,490                95,801
LIFE & HEALTH INSURANCE (0.21%)
 Stancorp Financial Group                           2,092               131,901
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LOTTERY SERVICES (0.53%)
                                                                     $
 GTECH Holdings                                     7,599               339,523
MEDICAL LASER SYSTEMS (0.34%)
 Candela /1/                                       12,681               217,479
MEDICAL PRODUCTS (1.24%)
 Hanger Orthopedic Group /1/                       14,420               245,861
 Henry Schein /1/                                   5,660               351,203
 INAMED /1/                                         2,259               195,110
                                                                        792,174
MEDICAL STERILIZATION PRODUCT (0.28%)
 Steris /1/                                         8,625               179,573
MEDICAL-BIOMEDICAL/GENE (1.45%)
 Celera Genomics Group /1/                         31,481               420,901
 Human Genome Sciences /1/                         21,860               304,073
 Myogen                                             5,040                80,640
 Savient Pharmaceuticals /1/                       20,119               121,720
                                                                        927,334
MEDICAL-DRUGS (1.87%)
 Bradley Pharmaceuticals /1/                       11,592               311,477
 Endo Pharmaceuticals Holdings /1/                 22,044               360,640
 Hi-Tech Pharmacal /1/                             10,170               201,366
 ICN Pharmaceuticals                                9,909               191,343
 Sepracor /1/                                       4,950               131,818
                                                                      1,196,644
MEDICAL-HMO (0.63%)
 Coventry Health Care /1/                           3,570               195,457
 Sierra Health Services /1/                         8,816               205,325
                                                                        400,782
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.38%)
 Apria Healthcare Group /1/ /2/                     8,360               242,440
METAL PROCESSORS & FABRICATION (0.45%)
 Quanex                                             7,195               288,160
MISCELLANEOUS INVESTING (6.19%)
 Anworth Mortgage Asset                             8,674               121,783
 Capital Automotive                                13,902               432,491
 CBL & Associates Properties                       10,391               553,840
 Chelsea Property Group                             8,782               432,075
 Entertainment Properties Trust                     6,920               222,686
 Federal Realty Investment Trust                    7,712               292,670
 Health Care                                        6,554               217,265
 Macerich                                          11,660               468,732
 Newcastle Investment                              15,300               358,020
 Redwood Trust                                      7,990               396,304
 SL Green Realty                                    4,077               147,384
 Thornburg Mortgage                                11,556               314,901
                                                                      3,958,151
MISCELLANEOUS MANUFACTURERS (0.39%)
 Applied Films /1/                                  7,870               246,725
MULTIMEDIA (0.40%)
 Media General                                      3,890               256,934
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (0.48%)
                                                                     $
 Emulex /1/                                        10,740               304,157
OFFICE AUTOMATION & EQUIPMENT (0.43%)
 Imagistics International /1/                       8,491               272,986
OFFICE SUPPLIES & FORMS (0.42%)
 John H. Harland                                    9,755               265,629
OIL COMPANY-EXPLORATION & PRODUCTION (3.32%)
 Cabot Oil & Gas                                    9,465               241,831
 Denbury Resources /1/                             15,164               191,370
 KCS Energy /1/                                    26,740               213,118
 Noble Energy                                      11,466               455,429
 Nuevo Energy /1/                                  11,594               228,170
 Patina Oil & Gas                                   4,137               174,499
 Pogo Producing                                     7,050               294,760
 Vintage Petroleum                                 27,676               319,658
                                                                      2,118,835
OPTICAL SUPPLIES (1.54%)
 Advanced Medical Optics /1/                       19,060               384,440
 Bausch & Lomb                                     12,399               597,136
                                                                        981,576
PAPER & RELATED PRODUCTS (0.17%)
 Boise Cascade                                      3,950               110,798
PHYSICIAN PRACTICE MANAGEMENT (0.26%)
 US Oncology /1/                                   15,095               165,139
PIPELINES (0.00%)
 Equitable Resources                                    7                   288
PRINTING-COMMERCIAL (0.18%)
 Consolidated Graphics /1/                          4,240               117,236
PROPERTY & CASUALTY INSURANCE (2.32%)
 Fidelity National Financial                        7,603               235,085
 First American                                     7,818               223,986
 LandAmerica Financial Group                        2,130               106,521
 Navigators Group /1/                               4,873               154,572
 Stewart Information Services /1/                   6,008               187,149
 W.R. Berkley                                      16,770               575,043
                                                                      1,482,356
RACETRACKS (0.24%)
 Speedway Motorsports                               5,210               150,569
RENTAL-AUTO & EQUIPMENT (0.46%)
 Rent-A-Center /1/                                  9,320               291,343
RESPIRATORY PRODUCTS (0.14%)
 Respironics /1/                                    2,210                92,135
RETAIL-APPAREL & SHOE (3.04%)
 Aeropostale /1/                                    9,982               307,945
 Brown Shoe                                         5,112               176,875
 Burlington Coat Factory Warehouse                  6,220               133,419
 Claire's Stores                                   13,807               534,331
 Jos. A. Bank Clothiers /1/                         5,460               236,800
 Kenneth Cole Productions /1/                       8,493               251,393
 Mothers Work                                       2,920                82,052
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (CONTINUED)
                                                                     $
 Stage Stores /1/                                   7,600               218,652
                                                                      1,941,467
RETAIL-BOOKSTORE (0.99%)
 Borders Group /1/                                 27,870               631,255
RETAIL-COMPUTER EQUIPMENT (0.56%)
 GameStop /1/                                      21,443               360,671
RETAIL-HAIR SALONS (0.83%)
 Regis                                             14,040               533,801
RETAIL-RESTAURANTS (0.78%)
 CBRL Group                                        12,850               497,937
RETAIL-SPORTING GOODS (0.61%)
 Sports Authority /1/                              10,547               392,348
RETAIL-VIDEO RENTAL (1.19%)
 Blockbuster                                       22,057               425,038
 Hollywood Entertainment /1/                        5,620                85,424
 Movie Gallery /1/                                 12,050               249,194
                                                                        759,656
RUBBER-TIRES (0.25%)
 Bandag                                             4,420               161,772
SAVINGS & LOANS-THRIFTS (0.78%)
 Citizens First Bancorp.                            2,520                59,396
 FirstFed Financial /1/                             5,540               249,300
 PFF Bancorp                                        5,063               188,850
                                                                        497,546
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.05%)
 GlobespanVirata /1/                               21,990               135,458
 Micrel /1/                                         9,412               155,298
 Vitesse Semiconductor /1/                         53,677               377,886
                                                                        668,642
STEEL-SPECIALTY (0.15%)
 Gibraltar Steel                                    3,930                94,399
TELECOMMUNICATION EQUIPMENT (1.86%)
 Adtran                                             5,110               347,633
 Ditech Communications /1/                         24,767               261,292
 Plantronics /1/                                   20,850               579,839
                                                                      1,188,764
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.61%)
 C-COR.net /1/                                     29,722               299,598
 Sycamore Networks /1/                             18,590                92,950
                                                                        392,548
TELEPHONE-INTEGRATED (0.71%)
 Cincinnati Bell /1/                               88,586               452,674
TELEVISION (0.43%)
 Pegasus Communications /1/                         8,506               155,319
 Young Broadcasting /1/                             6,010               120,741
                                                                        276,060
THERAPEUTICS (0.68%)
 Connetics /1/                                      5,889               105,472
 CV Therapeutics /1/                                7,150               126,055
                                                   Shares
                                                    Held               Value
--------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
THERAPEUTICS (CONTINUED)
                                                                     $
 NPS Pharmaceuticals /1/                            7,795               205,242
                                                                        436,769
TOBACCO (0.67%)
 Universal                                          9,771               425,820
TOYS (0.50%)
 Hasbro                                            14,790               322,422
TRANSPORT-TRUCK (0.66%)
 J.B. Hunt Transport Services /1/                   5,830               147,965
 SCS Transportation                                 5,460                81,955
 Yellow /1/                                         5,928               194,735
                                                                        424,655
TRUCKING & LEASING (0.32%)
 Ryder System /2/                                   6,882               206,460
VITAMINS & NUTRITION PRODUCTS (0.42%)
 USANA Health Sciences /1/                          8,000               266,960
WEB PORTALS (0.45%)
 United Online /1/                                  9,954               286,576
WIRELESS EQUIPMENT (0.60%)
 InterDigital Communications /1/                   13,559               230,367
 SBA Communications /1/                            37,170               151,282
                                                                        381,649
                                     TOTAL COMMON STOCKS             54,703,009


                                                 Principal
                                                   Amount                 Value
-----------------------------------------------------------------------------------------

COMMERCIAL PAPER (14.36%)

FINANCE-MORTGAGE LOAN/BANKER (14.36%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank                         10,000,000

  0.94%; 11/03/03                                $9,178,543            $ 9,178,063


                                    TOTAL COMMERCIAL PAPER               9,178,063
                                                                       -----------



                      TOTAL PORTFOLIO INVESTMENTS (99.97%)              63,881,072

CASH AND RECEIVABLES, NET OF LIABILITIES (0.03%)                            22,172
                                TOTAL NET ASSETS (100.00%)             $63,903,244

                                                                       -------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP BLEND FUND

                                OCTOBER 31, 2003


                                                          Unrealized
   Contract                    Opening       Current     Gain (Loss)
     Type        Commitment  Market Value  Market Value
---------------------------------------------------------------------
FUTURES CONTRACTS
23 Russell 2000    Buy        $5,907,380    $6,076,025     $168,645
December, 2003
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP GROWTH FUND

                                OCTOBER 31, 2003

                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (94.30%)
AEROSPACE & DEFENSE (0.26%)
                                                                         $
 Herley Industries /1/                                  2,870                 54,243
AIRLINES (1.31%)
 AirTran Holdings /1/                                  11,770                190,791
 Mesa Air Group /1/                                     7,640                 82,283
                                                                             273,074
APPAREL MANUFACTURERS (1.04%)
 Carter's                                               1,245                 34,860
 Columbia Sportswear /1/                                1,530                 89,107
 Tommy Hilfiger /1/                                     6,425                 94,383
                                                                             218,350
APPLICATIONS SOFTWARE (2.83%)
 Barra /1/                                              3,900                148,200
 Progress Software /1/                                  5,980                131,978
 Quest Software /1/                                     6,600                 98,340
 SS&C Technologies                                      5,860                128,920
 Verint Systems /1/                                     3,740                 83,739
                                                                             591,177
AUDIO & VIDEO PRODUCTS (1.05%)
 Emerson Radio                                          8,109                 33,166
 Polycom /1/                                            9,260                185,478
                                                                             218,644
BUSINESS TO BUSINESS-E COMMERCE (0.41%)
 ePlus /1/                                              5,908                 86,080
CASINO SERVICES (0.26%)
 Scientific Games /1/                                   4,039                 53,719
CELLULAR TELECOMMUNICATIONS (0.25%)
 Boston Communications Group /1/                        5,472                 51,546
CHEMICALS-DIVERSIFIED (0.61%)
 Georgia Gulf                                           4,755                127,909
CHEMICALS-SPECIALTY (0.54%)
 Crompton                                               8,421                 45,137
 MacDermid                                              2,275                 67,977
                                                                             113,114
CIRCUIT BOARDS (0.91%)
 Benchmark Electronics /1/                              3,900                190,008
COLLECTIBLES (0.24%)
 RC2 /1/                                                2,350                 49,820
COMMERCIAL BANKS (3.79%)
 Alabama National Bancorp.                                939                 49,438
 Bank of the Ozarks                                     1,744                 74,312
 City Holding                                           2,404                 81,303
 East-West Bancorp                                      1,718                 84,337
 Glacier Bancorp                                        2,230                 68,595
 Hudson United Bancorp                                  2,048                 74,322
 PrivateBancorp                                           904                 36,612
 R&G Financial                                          2,968                 97,647
 Westamerica Bancorp.                                   1,100                 55,066
 Wintrust Financial                                     3,906                169,286
                                                                             790,918
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMUNICATIONS SOFTWARE (0.74%)
                                                                         $
 Inter-Tel                                              6,112                153,961
COMPUTER DATA SECURITY (0.40%)
 Rainbow Technologies /1/                               6,726                 82,797
COMPUTER SERVICES (1.81%)
 Anteon International /1/                               3,155                107,712
 CACI International /1/                                 5,450                269,938
                                                                             377,650
COMPUTERS-INTEGRATED SYSTEMS (1.24%)
 Micros Systems /1/                                     4,000                161,960
 Stratasys /1/                                          2,034                 96,818
                                                                             258,778
COMPUTERS-MEMORY DEVICES (1.43%)
 Advanced Digital Information /1/                       5,084                 82,615
 Maxtor /1/                                            15,767                215,535
                                                                             298,150
COMPUTERS-PERIPHERAL EQUIPMENT (0.33%)
 Electronics for Imaging /1/                            2,554                 69,213
DATA PROCESSING & MANAGEMENT (1.36%)
 Global Payments                                        3,536                147,274
 Group 1 Software /1/                                   7,600                137,180
                                                                             284,454
DECISION SUPPORT SOFTWARE (0.21%)
 Interactive Intelligence /1/                          12,993                 42,877
DENTAL SUPPLIES & EQUIPMENT (0.10%)
 Sybron Dental Specialties /1/                            915                 21,045
DIAGNOSTIC EQUIPMENT (1.65%)
 Gen-Probe /1/                                          6,100                163,297
 Immucor /1/                                            6,204                182,522
                                                                             345,819
DIAGNOSTIC KITS (0.24%)
 Meridian Bioscience                                    4,980                 49,601
DIALYSIS CENTERS (0.60%)
 DaVita /1/                                             3,600                126,360
DIRECT MARKETING (0.59%)
 ADVO                                                   2,750                123,282
DISTRIBUTION-WHOLESALE (1.31%)
 Aviall /1/                                             5,663                 86,361
 Ingram Micro /1/                                       3,670                 54,316
 LKQ                                                    1,972                 34,116
 United Stationers /1/                                  2,673                 99,462
                                                                             274,255
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.44%)
 Viad                                                   3,709                 92,651
E-MARKETING-INFORMATION (1.25%)
 Digital River /1/                                      4,460                122,115
 Digitas /1/                                           16,055                139,678
                                                                             261,793
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
E-SERVICES-CONSULTING (0.64%)
                                                                         $
 Digital Insight /1/                                    6,338                132,971
ELECTRIC PRODUCTS-MISCELLANEOUS (0.44%)
 Ametek                                                 1,960                 92,218
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.61%)
 International Rectifier /1/                            1,774                 84,673
 MEMC Electronics Materials /1/                        14,745                165,144
 Microsemi /1/                                         10,690                221,283
 White Electronic Designs /1/                           6,780                 74,580
                                                                             545,680
ELECTRONIC MEASUREMENT INSTRUMENTS (0.25%)
 Trimble Navigation /1/                                 1,907                 52,729
ELECTRONIC PARTS DISTRIBUTION (0.50%)
 Arrow Electronics /1/                                  4,930                105,255
ELECTRONICS-MILITARY (0.60%)
 Engineered Support Systems                             1,860                125,755
ENGINES-INTERNAL COMBUSTION (0.81%)
 Briggs & Stratton                                      2,600                169,026
ENTERPRISE SOFTWARE & SERVICE (1.19%)
 Ascential Software /1/                                 6,107                135,514
 Micromuse /1/                                         10,700                 86,135
 Packeteer /1/                                          1,599                 27,951
                                                                             249,600
ENTERTAINMENT SOFTWARE (1.15%)
 Take-Two Interactive Software /1/                      6,060                239,673
ENVIRONMENTAL CONSULTING & ENGINEERING (0.30%)
 Tetra Tech /1/                                         2,835                 63,731
FILTRATION & SEPARATION PRODUCTS (0.58%)
 CLARCOR                                                2,980                121,137
FINANCE-CONSUMER LOANS (0.30%)
 First Marblehead                                       2,819                 62,441
FINANCE-MORTGAGE LOAN/BANKER (0.36%)
 American Home Mortgage Holdings                        3,555                 75,010
FOOD-MISCELLANEOUS/DIVERSIFIED (0.42%)
 Sensient Technologies                                  4,589                 88,109
FOOD-WHOLESALE & DISTRIBUTION (0.56%)
 Fresh Del Monte Produce                                4,710                117,750
FOOTWEAR & RELATED APPAREL (0.39%)
 Steven Madden /1/                                      3,760                 80,577
GAS-DISTRIBUTION (0.75%)
 ONEOK                                                  2,750                 54,697
 Southwestern Energy /1/                                5,280                102,432
                                                                             157,129
HOTELS & MOTELS (0.78%)
 Choice Hotels International /1/                        4,960                163,779
INDUSTRIAL AUTOMATION & ROBOTS (0.39%)
 Cognex                                                 3,045                 81,758
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSTRUMENTS-SCIENTIFIC (0.48%)
                                                                         $
 Dionex /1/                                             2,368                100,735
INTERNET APPLICATION SOFTWARE (1.38%)
 Netegrity /1/                                         11,589                137,445
 Verity /1/                                             6,160                 86,548
 WebEx Communications /1/                               2,932                 64,768
                                                                             288,761
INTERNET FINANCIAL SERVICES (0.87%)
 IndyMac Bancorp                                        6,214                182,692
INTERNET INFRASTRUCTURE SOFTWARE (0.38%)
 TIBCO Software /1/                                    12,249                 78,884
INTERNET SECURITY (0.57%)
 RSA Security /1/                                       9,198                119,298
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.48%)
 Nuveen Investments                                     3,600                100,800
LEISURE & RECREATION PRODUCTS (0.41%)
 Multimedia Games /1/                                   2,290                 86,127
LIFE & HEALTH INSURANCE (0.71%)
 UICI /1/                                               9,930                148,553
MACHINERY-GENERAL INDUSTRY (0.13%)
 Albany International                                     867                 26,790
MEDICAL IMAGING SYSTEMS (0.30%)
 Palatin Technologies                                  14,540                 62,522
MEDICAL INSTRUMENTS (0.51%)
 Advanced Neuromodulation Systems /1/                     890                 36,490
 Techne /1/                                             2,032                 70,775
                                                                             107,265
MEDICAL LASER SYSTEMS (0.49%)
 Candela /1/                                            6,030                103,414
MEDICAL PRODUCTS (1.92%)
 Cooper                                                 3,281                142,559
 Hanger Orthopedic Group /1/                            4,650                 79,283
 INAMED /1/                                             2,083                179,909
                                                                             401,751
MEDICAL STERILIZATION PRODUCT (0.46%)
 Steris /1/                                             4,604                 95,855
MEDICAL-BIOMEDICAL/GENE (0.73%)
 Bio-Rad Laboratories /1/                                 870                 45,458
 Celera Genomics Group /1/                              7,987                106,786
                                                                             152,244
MEDICAL-DRUGS (3.07%)
 aaiPharma /1/                                          8,760                158,468
 Bradley Pharmaceuticals /1/                            4,450                119,572
 Cephalon /1/                                           2,667                125,242
 KOS Pharmaceuticals /1/                                2,520                100,069
 OSI Pharmaceuticals /1/                                1,320                 36,960
 Sepracor /1/                                           3,800                101,194
                                                                             641,505
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-GENERIC DRUGS (0.42%)
                                                                         $
 Pharmaceutical Resources /1/                           1,210                 87,459
MEDICAL-HMO (1.08%)
 Amerigroup /1/                                         4,015                167,907
 Sierra Health Services /1/                             2,443                 56,898
                                                                             224,805
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.47%)
 Apria Healthcare Group /1/                             3,392                 98,368
MISCELLANEOUS INVESTING (0.58%)
 Getty Realty                                           4,940                122,265
MOTION PICTURES & SERVICES (0.79%)
 Macrovision /1/                                        7,505                164,885
NON-HAZARDOUS WASTE DISPOSAL (0.65%)
 Waste Connections /1/                                  3,946                136,847
NON-HOTEL GAMBLING (0.43%)
 Isle of Capri Casinos /1/                              4,326                 90,197
OFFICE AUTOMATION & EQUIPMENT (0.69%)
 Global Imaging Systems /1/                             4,980                144,669
OFFICE FURNISHINGS-ORIGINAL (0.36%)
 HON Industries                                         1,820                 74,620
OIL COMPANY-EXPLORATION & PRODUCTION (3.24%)
 Cabot Oil & Gas                                        6,040                154,322
 Comstock Resources /1/                                 3,717                 55,495
 Evergreen Resources /1/                                2,254                 61,805
 Forest Oil /1/                                         3,242                 76,025
 Houston Exploration /1/                                1,904                 66,640
 Newfield Exploration /1/                               4,130                164,085
 Noble Energy                                           1,107                 43,970
 Unit /1/                                               2,791                 54,117
                                                                             676,459
PHARMACY SERVICES (1.05%)
 Accredo Health /1/                                     6,870                219,565
PHYSICIAN PRACTICE MANAGEMENT (1.19%)
 American Healthways /1/                                2,400                 99,480
 Pediatrix Medical Group /1/                            2,777                148,431
                                                                             247,911
PIPELINES (0.30%)
 Western Gas Resources                                  1,470                 62,475
PROPERTY & CASUALTY INSURANCE (0.68%)
 Direct General                                         1,620                 48,584
 PMA Capital                                            7,107                 93,457
                                                                             142,041
PUBLICLY TRADED INVESTMENT FUND (7.95%)
 iShares Russell 2000 Growth Index Fund                14,569                832,618
 iShares S&P SmallCap 600 Growth Index Fund             9,690                828,011
                                                                           1,660,629
RACETRACKS (0.32%)
 Penn National Gaming /1/                               2,800                 66,332
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RENTAL-AUTO & EQUIPMENT (0.45%)
                                                                         $
 Rent-A-Center /1/                                      2,987                 93,374
RESEARCH & DEVELOPMENT (0.37%)
 SFBC International /1/                                 2,600                 76,518
RESPIRATORY PRODUCTS (0.17%)
 Respironics /1/                                          845                 35,228
RETAIL-APPAREL & SHOE (3.88%)
 Abercrombie & Fitch /1/                                4,302                122,607
 Aeropostale /1/                                        3,696                114,022
 Brown Shoe                                             3,561                123,211
 Jos. A. Bank Clothiers /1/                             2,300                 99,751
 Kenneth Cole Productions /1/                           5,850                173,160
 Mothers Work /1/                                       1,999                 56,172
 Pacific Sunwear of California /1/                      5,250                121,222
                                                                             810,145
RETAIL-AUTO PARTS (1.52%)
 Advance Auto Parts /1/                                 1,639                128,203
 CSK Auto /1/                                           6,220                106,673
 PEP Boys-Manny, Moe & Jack                             4,272                 82,150
                                                                             317,026
RETAIL-COMPUTER EQUIPMENT (0.20%)
 GameStop /1/                                           2,429                 40,856
RETAIL-DISCOUNT (0.82%)
 Tuesday Morning /1/                                    5,370                171,249
RETAIL-FABRIC STORE (0.55%)
 Jo-Ann Stores /1/                                      3,840                115,238
RETAIL-GARDENING PRODUCTS (0.87%)
 Tractor Supply /1/                                     4,314                180,800
RETAIL-MAIL ORDER (0.55%)
 Sharper Image /1/                                      3,980                114,624
RETAIL-RESTAURANTS (0.31%)
 Landry's Seafood Restaurant                            2,561                 64,102
RETAIL-SPORTING GOODS (0.73%)
 Sports Authority                                       4,077                151,664
RETAIL-VIDEO RENTAL (0.81%)
 Hollywood Entertainment /1/                            6,137                 93,282
 Movie Gallery /1/                                      3,700                 76,516
                                                                             169,798
SAVINGS & LOANS-THRIFTS (0.74%)
 First Niagara Financial Group                          2,445                 34,939
 Independence Community Bank                            3,230                118,703
                                                                             153,642
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.71%)
 Exar /1/                                               6,722                108,157
 Power Integrations /1/                                 4,108                143,041
 Standard Microsystems /1/                              3,551                106,530
                                                                             357,728
SEMICONDUCTOR EQUIPMENT (1.99%)
 Amkor Technology /1/                                   8,240                155,324
 Lam Research /1/                                       2,830                 81,334
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR EQUIPMENT (CONTINUED)
                                                                         $
 Photronics /1/                                         5,216                112,353
 Veeco Instruments /1/                                  2,674                 67,759
                                                                             416,770
TELECOMMUNICATION EQUIPMENT (0.71%)
 Sonus Networks /1/                                    10,970                 90,064
 UTStarcom /1/                                          1,846                 58,149
                                                                             148,213
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.31%)
 Sycamore Networks /1/                                 12,964                 64,820
TELECOMMUNICATION SERVICES (0.31%)
 iNet Technologies /1/                                  4,754                 63,941
TELEVISION (0.58%)
 Sinclair Broadcast Group /1/                          10,400                121,056
THEATERS (0.35%)
 Regal Entertainment Group                              3,578                 73,349
THERAPEUTICS (1.29%)
 Neurocrine Biosciences /1/                               822                 38,494
 NPS Pharmaceuticals /1/                                4,195                110,455
 Tanox /1/                                              3,900                 70,005
 VIVUS                                                 13,600                 50,728
                                                                             269,682
TRANSPORT-TRUCK (1.07%)
 Landstar System /1/                                    2,730                199,399
 Overnite                                               1,100                 24,376
                                                                             223,775
WIRELESS EQUIPMENT (0.70%)
 SBA Communications /1/                                35,900                146,113
                                         TOTAL COMMON STOCKS              19,702,050

                                                   Principal
                                                     Amount                 Value
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.02%)
FINANCE-MORTGAGE LOAN/BANKER (5.02%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                   $                     $
  0.94%; 11/03/03                                   1,049,876              1,049,821
                                      TOTAL COMMERCIAL PAPER               1,049,821
                                                                         -----------

                        TOTAL PORTFOLIO INVESTMENTS (99.32%)              20,751,871
CASH AND RECEIVABLES, NET OF LIABILITIES (0.68%)                             142,256
                                  TOTAL NET ASSETS (100.00%)             $20,894,127
                                                                         -------------


/1 /Non-income producing security.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          SMALLCAP S&P 600 INDEX FUND

                                OCTOBER 31, 2003

                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (99.20%)
AEROSPACE & DEFENSE (0.33%)
                                                                           $
 Esterline Technologies /1/                               2,931                 64,922
 Gencorp                                                  6,118                 57,937
 Teledyne Technologies /1/                                4,500                 74,205
                                                                               197,064
AEROSPACE & DEFENSE EQUIPMENT (1.17%)
 AAR /1/                                                  4,455                 48,560
 Alliant Techsystems /1/                                  5,395                279,245
 Armor Holdings /1/                                       3,869                 75,446
 Curtiss-Wright                                           1,443                106,782
 DRS Technologies /1/                                     3,141                 75,572
 Kaman                                                    3,158                 38,528
 Triumph Group /1/                                        2,216                 72,352
                                                                               696,485
AGRICULTURAL OPERATIONS (0.21%)
 Delta & Pine Land                                        5,329                121,821
AIRLINES (0.58%)
 Atlantic Coast Airlines Holdings /1/                     6,340                 70,184
 Frontier Airlines /1/                                    4,857                 78,052
 Mesa Air Group /1/                                       4,403                 47,420
 Skywest                                                  8,088                149,547
                                                                               345,203
APPAREL MANUFACTURERS (1.07%)
 Ashworth /1/                                             1,813                 15,247
 Gymboree /1/                                             4,117                 67,930
 Haggar                                                     902                 14,342
 Kellwood                                                 3,710                138,643
 Oshkosh B'gosh                                           1,660                 35,789
 Oxford Industries                                        1,128                 77,268
 Phillips-Van Heusen                                      4,241                 72,691
 Quiksilver /1/                                           7,689                132,020
 Russell                                                  4,538                 82,955
                                                                               636,885
APPLIANCES (0.11%)
 Applica /1/                                              3,306                 24,398
 Fedders                                                  4,144                 24,243
 Salton /1/                                               1,565                 16,714
                                                                                65,355
APPLICATIONS SOFTWARE (0.86%)
 Barra /1/                                                2,692                102,296
 EPIQ Systems /1/                                         2,483                 41,963
 Mapinfo /1/                                              2,152                 19,605
 MRO Software /1/                                         3,431                 43,402
 Pinnacle Systems /1/                                     8,829                 61,362
 Progress Software /1/                                    4,835                106,708
 Roxio /1/                                                3,844                 39,170
 Serena Software /1/                                      5,649                 97,445
                                                                               511,951
ATHLETIC EQUIPMENT (0.12%)
 Nautilus Group                                           4,553                 71,072
ATHLETIC FOOTWEAR (0.18%)
 K-Swiss                                                  2,468                108,444
AUDIO & VIDEO PRODUCTS (0.97%)
 Harman International Industries /2/                      4,502                577,156
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
AUDIO & VIDEO PRODUCTS (CONTINUED)
                                                                           $
 Vialta /1/                                                  11                      5
                                                                               577,161
AUTO REPAIR CENTERS (0.05%)
 Midas /1/                                                2,109                 28,303
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.37%)
 Oshkosh Truck                                            4,786                219,342
AUTO-TRUCK TRAILERS (0.14%)
 Wabash National /1/                                      3,608                 83,237
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.05%)
 Tower Automotive /1/                                     7,874                 31,339
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.05%)
 Standard Motor Products                                  2,758                 30,752
BANKS (0.14%)
 Boston Private Financial Holdings                        3,178                 80,944
BATTERIES & BATTERY SYSTEMS (0.19%)
 Wilson Greatbatch Technologies /1/                       2,960                111,592
BICYCLE MANUFACTURING (0.02%)
 Huffy /1/                                                2,183                 12,989
BROADCASTING SERVICES & PROGRAMMING (0.08%)
 4 Kids Entertainment /1/                                 1,845                 45,110
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.40%)
 Butler Manufacturing                                       885                 15,709
 ElkCorp                                                  2,731                 69,367
 Simpson Manufacturing /1/                                3,445                154,164
                                                                               239,240
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.09%)
 Insituform Technologies /1/                              3,699                 52,896
BUILDING PRODUCTS-AIR & HEATING (0.23%)
 Lennox International                                     8,194                135,529
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.52%)
 Florida Rock Industries                                  4,012                229,687
 Texas Industries                                         2,948                 80,097
                                                                               309,784
BUILDING PRODUCTS-DOORS & WINDOWS (0.07%)
 Apogee Enterprises                                       3,840                 40,128
BUILDING PRODUCTS-WOOD (0.12%)
 Universal Forest Products                                2,481                 73,438
BUILDING-MAINTENANCE & SERVICE (0.18%)
 ABM Industries                                           6,883                107,099
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.72%)
 Champion Enterprises /1/                                 8,016                 56,914
 Coachmen Industries                                      2,171                 33,846
 Fleetwood Enterprises /1/                                5,025                 50,652
 Monaco Coach /1/                                         4,062                 97,853
 Skyline                                                  1,173                 40,410
 Winnebago Industries                                     2,539                148,024
                                                                               427,699
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING-RESIDENTIAL & COMMERCIAL (2.17%)
                                                                           $
 MDC Holdings                                             4,059                273,252
 NVR /1/                                                  1,000                489,400
 Ryland Group /2/                                         3,478                309,194
 Standard-Pacific                                         4,552                217,813
                                                                             1,289,659
BUSINESS TO BUSINESS-E COMMERCE (0.04%)
 QRS /1/                                                  2,216                 22,537
CASINO HOTELS (0.17%)
 Aztar /1/                                                4,847                101,205
CASINO SERVICES (0.12%)
 Shuffle Master /1/                                       2,328                 70,864
CELLULAR TELECOMMUNICATIONS (0.04%)
 Boston Communications Group /1/                          2,544                 23,964
CHEMICALS-DIVERSIFIED (0.21%)
 Georgia Gulf                                             4,537                122,045
CHEMICALS-FIBERS (0.06%)
 Wellman                                                  4,460                 36,795
CHEMICALS-PLASTICS (0.24%)
 A. Schulman                                              4,128                 78,391
 PolyOne /1/                                             12,827                 61,954
                                                                               140,345
CHEMICALS-SPECIALTY (0.74%)
 Arch Chemicals                                           3,142                 69,690
 H.B. Fuller                                              3,970                 98,377
 MacDermid                                                4,331                129,410
 OM Group /1/                                             3,966                 70,991
 OMNOVA Solutions /1/                                     5,588                 19,614
 Penford                                                  1,199                 16,774
 Quaker Chemical                                          1,323                 35,112
                                                                               439,968
CIRCUIT BOARDS (0.45%)
 Benchmark Electronics /1/                                3,471                169,107
 Park Electrochemical                                     2,763                 67,694
 SBS Technologies /1/                                     2,042                 28,016
                                                                               264,817
COAL (0.25%)
 Massey Energy                                           10,532                146,395
COLLECTIBLES (0.13%)
 Action Performance                                       2,501                 51,220
 Department 56 /1/                                        1,834                 25,768
                                                                                76,988
COMMERCIAL BANKS (5.20%)
 Chittenden                                               5,104                164,247
 Community First Bankshares                               5,301                143,922
 East-West Bancorp                                        3,367                165,286
 First Bancorp.                                           5,595                186,314
 First Midwest Bancorp                                    6,508                201,097
 First Republic Bank                                      2,034                 72,817
 Hudson United Bancorp                                    6,262                227,248
 Irwin Financial                                          3,911                109,625
 Provident Bankshares                                     3,440                106,743
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                           $
 Republic Bancorp.                                        8,031                116,610
 Riggs National                                           3,998                 66,007
 South Financial Group                                    7,252                189,495
 Southwest Bancorp. of Texas                              4,771                171,327
 Sterling Bancshares                                      6,178                 71,047
 Susquehanna Bancshares                                   5,561                139,303
 Trustco Bank                                            10,387                135,550
 UCBH Holdings                                            6,283                224,366
 Umpqua Holdings                                          3,963                 81,043
 United Bankshares                                        6,150                186,038
 Whitney Holding                                          5,642                214,227
 Wintrust Financial                                       2,609                113,074
                                                                             3,085,386
COMMERCIAL SERVICE-FINANCE (0.35%)
 Coinstar /1/                                             3,004                 44,009
 iDine Rewards Network /1/                                3,179                 34,715
 NCO Group /1/                                            3,623                 86,227
 PRG-Schultz International /1/                            8,607                 40,883
                                                                               205,834
COMMERCIAL SERVICES (0.85%)
 Arbitron /1/                                             4,215                166,493
 Central Parking                                          5,049                 60,941
 CPI                                                      1,133                 22,331
 Insurance Auto Auctions /1/                              1,610                 21,077
 Memberworks /1/                                          1,685                 48,663
 Pre-Paid Legal Services /1/                              2,430                 65,999
 Sourcecorp /1/                                           2,261                 52,975
 StarTek                                                  1,991                 66,121
                                                                               504,600
COMMUNICATIONS SOFTWARE (0.63%)
 Avid Technology /1/                                      4,170                215,756
 Captaris /1/                                             4,270                 25,407
 Concerto Software /1/                                    1,559                 18,614
 Digi International /1/                                   2,826                 25,999
 Inter-Tel                                                3,495                 88,039
                                                                               373,815
COMPUTER AIDED DESIGN (0.13%)
 Ansys /1/                                                2,104                 74,987
COMPUTER DATA SECURITY (0.11%)
 Rainbow Technologies /1/                                 3,727                 45,879
 SCM Microsystems /1/                                     2,120                 17,639
                                                                                63,518
COMPUTER SERVICES (1.07%)
 CACI International /1/                                   4,017                198,962
 Carreker /1/                                             3,293                 32,107
 CIBER /1/                                                8,854                 81,634
 FactSet Research Systems                                 4,689                204,628
 Manhattan Associates /1/                                 4,155                115,675
                                                                               633,006
COMPUTER SOFTWARE (0.04%)
 Phoenix Technologies /1/                                 3,395                 22,339
COMPUTERS-INTEGRATED SYSTEMS (1.02%)
 Agilysys                                                 4,492                 46,178
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-INTEGRATED SYSTEMS (CONTINUED)
                                                                           $
 Brooktrout /1/                                           1,724                 24,791
 Catapult Communications /1/                              1,801                 24,548
 Kronos /1/                                               2,822                169,320
 Mercury Computer Systems /1/                             2,956                 63,584
 Micros Systems /1/                                       2,425                 98,188
 NYFIX /1/                                                4,370                 34,785
 Radiant Systems /1/                                      3,873                 25,794
 RadiSys /1/                                              2,498                 48,836
 Systems & Computer Technology /1/                        4,729                 69,516
                                                                               605,540
COMPUTERS-MEMORY DEVICES (0.20%)
 Hutchison Technology /1/                                 3,621                121,340
COMPUTERS-VOICE RECOGNITION (0.07%)
 Talx                                                     1,890                 40,937
CONSULTING SERVICES (0.36%)
 Maximus /1/                                              2,922                102,007
 Watson Wyatt /1/                                         4,607                110,798
                                                                               212,805
CONSUMER PRODUCTS-MISCELLANEOUS (0.90%)
 Fossil /1/                                               6,516                175,932
 Russ Berrie                                              2,886                103,463
 Scotts /1/                                               4,425                255,544
                                                                               534,939
CRYSTAL & GIFTWARE (0.03%)
 Enesco Group /1/                                         1,964                 19,267
DATA PROCESSING & MANAGEMENT (0.92%)
 American Management Systems /1/                          5,922                 87,646
 eFunds /1/                                               6,545                104,785
 FileNet /1/                                              5,104                136,379
 Global Payments                                          5,199                216,538
                                                                               545,348
DECISION SUPPORT SOFTWARE (0.07%)
 SPSS /1/                                                 2,422                 44,080
DENTAL SUPPLIES & EQUIPMENT (0.21%)
 Sybron Dental Specialties /1/                            5,336                122,728
DIAGNOSTIC KITS (0.75%)
 Biosite Diagnostics /1/                                  2,165                 55,857
 Diagnostic Products                                      4,021                164,137
 IDEXX Laboratories /1/                                   4,807                227,371
                                                                               447,365
DIALYSIS CENTERS (0.43%)
 Renal Care Group /1/                                     6,880                258,069
DIRECT MARKETING (0.21%)
 ADVO                                                     2,791                125,121
DISPOSABLE MEDICAL PRODUCTS (0.11%)
 ICU Medical /1/                                          1,893                 63,964
DISTRIBUTION-WHOLESALE (1.23%)
 Advanced Marketing Services                              2,665                 30,514
 Bell Microproducts /1/                                   3,551                 29,970
 Building Material Holding                                1,861                 26,315
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DISTRIBUTION-WHOLESALE (CONTINUED)
                                                                           $
 Hughes Supply                                            3,282                126,849
 Owens & Minor                                            4,721                 96,025
 SCP Pool /1/                                             4,943                173,005
 United Stationers /1/                                    4,637                172,543
 Watsco                                                   3,639                 77,911
                                                                               733,132
DIVERSIFIED MANUFACTURING OPERATIONS (1.58%)
 A.O. Smith                                               4,074                128,942
 Acuity Brands                                            5,810                124,915
 Barnes Group                                             3,151                 91,946
 Griffon /1/                                              4,133                 79,974
 Lydall /1/                                               2,266                 26,943
 Myers Industries                                         4,211                 51,374
 Roper Industries                                         4,405                217,695
 SPS Technologies /1/                                     1,810                 89,269
 Standex International                                    1,678                 42,705
 Tredegar                                                 5,326                 82,979
                                                                               936,742
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.14%)
 Roto-Rooter                                              1,381                 48,749
 Volt Information Sciences /1/                            2,128                 37,240
                                                                                85,989
DRUG DELIVERY SYSTEMS (0.05%)
 Noven Pharmaceuticals /1/                                3,147                 31,753
E-COMMERCE-SERVICES (0.06%)
 Pegasus Solutions /1/                                    3,494                 38,154
E-SERVICES-CONSULTING (0.12%)
 Websense /1/                                             3,072                 71,885
ELECTRIC-INTEGRATED (1.05%)
 Avista                                                   6,751                114,767
 Central Vermont Public Service                           1,667                 38,341
 CH Energy Group                                          2,204                 96,535
 Cleco                                                    6,610                110,718
 El Paso Electric /1/                                     6,738                 81,799
 Green Mountain Power                                       696                 15,806
 UIL Holdings                                             2,023                 75,984
 UniSource Energy                                         4,707                 90,845
                                                                               624,795
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.03%)
 Bel Fuse                                                 1,537                 40,346
 CTS                                                      4,832                 53,490
 Cubic                                                    3,737                106,131
 DSP Group /1/                                            3,963                 94,637
 Methode Electronics                                      4,985                 59,371
 Planar Systems /1/                                       2,000                 46,280
 Rogers /1/                                               2,256                 90,195
 Technitrol /1/                                           5,619                122,494
                                                                               612,944
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.99%)
 Actel /1/                                                3,486                 94,052
 Alliance Semiconductor /1/                               4,895                 37,691
 ESS Technology /1/                                       5,407                 75,049
 Kopin /1/                                                9,717                 71,226
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                           $
 Microsemi /1/                                            4,052                 83,876
 Skyworks Solutions /1/ /2/                              20,707                177,666
 Supertex /1/                                             1,778                 33,338
 Three-Five Systems /1/                                   2,978                 13,818
                                                                               586,716
ELECTRONIC MEASUREMENT INSTRUMENTS (0.75%)
 Analogic                                                 1,877                 81,912
 Flir Systems /1/                                         4,630                144,734
 Itron /1/                                                2,864                 58,683
 Keithley Instruments                                     2,168                 34,970
 Trimble Navigation /1/                                   4,561                126,112
                                                                               446,411
ELECTRONIC SECURITY DEVICES (0.11%)
 InVision Technologies /1/                                2,415                 65,616
ELECTRONICS-MILITARY (0.36%)
 EDO                                                      2,757                 61,481
 Engineered Support Systems                               2,255                152,461
                                                                               213,942
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.30%)
 EMCOR Group /1/                                          2,096                 78,998
 URS /1/                                                  4,553                 99,665
                                                                               178,663
ENGINES-INTERNAL COMBUSTION (0.33%)
 Briggs & Stratton                                        3,024                196,590
ENTERPRISE SOFTWARE & SERVICE (0.53%)
 Concord Communications /1/                               2,490                 44,596
 Hyperion Solutions /1/                                   5,524                184,999
 JDA Software Group /1/                                   3,991                 85,447
                                                                               315,042
ENTERTAINMENT SOFTWARE (0.59%)
 Midway Games /1/                                         7,814                 22,192
 Take-Two Interactive Software /1/                        5,828                230,497
 THQ /1/                                                  5,390                 95,619
                                                                               348,308
ENVIRONMENTAL CONSULTING & ENGINEERING (0.29%)
 Tetra Tech /1/                                           7,532                169,319
FILTRATION & SEPARATION PRODUCTS (0.40%)
 CLARCOR                                                  3,502                142,356
 CUNO /1/                                                 2,334                 93,127
                                                                               235,483
FINANCE-INVESTMENT BANKER & BROKER (0.95%)
 Jefferies Group                                          7,671                237,801
 Raymond James Financial                                  6,801                277,413
 SWS Group                                                2,372                 51,472
                                                                               566,686
FINANCE-LEASING COMPANY (0.15%)
 Financial Federal /1/                                    2,590                 86,895
FINANCE-MORTGAGE LOAN/BANKER (0.30%)
 New Century Financial                                    4,837                179,356
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FIREARMS & AMMUNITION (0.07%)
                                                                           $
 Sturm Ruger                                              3,764                 42,721
FOOD-BAKING (0.25%)
 Flowers Foods                                            6,317                149,902
FOOD-MISCELLANEOUS/DIVERSIFIED (1.07%)
 American Italian Pasta /1/                               2,503                 95,715
 Corn Products International                              5,042                170,874
 Hain Celestial Group /1/                                 4,762                100,478
 International Multifoods /1/                             2,690                 60,014
 J & J Snack Foods /1/                                    1,215                 43,363
 Lance                                                    4,074                 52,758
 Ralcorp Holdings /1/                                     4,044                111,210
                                                                               634,412
FOOD-RETAIL (0.06%)
 Great Atlantic & Pacific Tea /1/                         5,386                 33,663
FOOD-WHOLESALE & DISTRIBUTION (0.62%)
 Nash Finch                                               1,672                 26,334
 Performance Food Group /1/                               6,377                237,543
 United Natural Foods /1/                                 2,722                105,287
                                                                               369,164
FOOTWEAR & RELATED APPAREL (0.30%)
 Stride Rite                                              5,518                 66,492
 Wolverine World Wide                                     5,605                113,221
                                                                               179,713
FORESTRY (0.08%)
 Deltic Timber                                            1,664                 47,640
GARDEN PRODUCTS (0.29%)
 Toro                                                     3,435                170,720
GAS-DISTRIBUTION (2.53%)
 Atmos Energy                                             7,008                171,696
 Cascade Natural Gas                                      1,553                 30,284
 Energen                                                  5,037                185,714
 Laclede Group                                            2,668                 75,638
 New Jersey Resources                                     3,805                144,019
 Northwest Natural                                        3,600                104,400
 NUI                                                      2,241                 38,254
 Piedmont Natural Gas                                     4,677                185,817
 Southern Union /1/                                      10,189                179,428
 Southwest Gas                                            4,731                106,826
 Southwestern Energy /1/                                  4,975                 96,515
 UGI                                                      5,968                183,814
                                                                             1,502,405
HEALTH CARE COST CONTAINMENT (0.18%)
 Hooper Holmes                                            9,060                 47,202
 Orthodontic Centers of America /1/                       7,027                 62,119
                                                                               109,321
HOME FURNISHINGS (0.62%)
 Bassett Furniture Industries                             1,622                 25,482
 Ethan Allen Interiors /2/                                5,190                190,992
 La-Z-Boy                                                 7,642                154,368
                                                                               370,842
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOSPITAL BEDS & EQUIPMENT (0.30%)
                                                                           $
 Invacare                                                 4,321                177,247
HOTELS & MOTELS (0.20%)
 Marcus                                                   4,126                 61,683
 Prime Hospitality /1/                                    6,257                 56,939
                                                                               118,622
HOUSEWARES (0.14%)
 Libbey                                                   1,898                 50,468
 National Presto Industries                                 953                 33,069
                                                                                83,537
HUMAN RESOURCES (0.67%)
 Administaff /1/                                          3,723                 43,112
 CDI                                                      2,720                 89,080
 Cross Country Healthcare                                 4,499                 62,491
 Heidrick & Struggles /1/                                 2,554                 50,442
 Labor Ready /1/                                          5,625                 61,144
 On Assignment /1/                                        3,517                 18,394
 Spherion /1/                                             8,333                 72,497
                                                                               397,160
IDENTIFICATION SYSTEM-DEVELOPMENT (0.45%)
 Brady                                                    3,244                114,513
 Checkpoint Systems /1/                                   4,587                 86,419
 Paxar /1/                                                5,459                 65,399
                                                                               266,331
INDUSTRIAL AUTOMATION & ROBOTS (0.31%)
 Cognex                                                   6,047                162,362
 Gerber Scientific /1/                                    3,102                 24,506
                                                                               186,868
INSTRUMENTS-CONTROLS (0.50%)
 BEI Technologies                                         2,034                 37,649
 Photon Dynamics /1/                                      2,261                 85,511
 Watts Industries                                         3,812                 67,701
 Woodward Governor                                        1,557                 72,027
 X-Rite                                                   2,872                 31,248
                                                                               294,136
INSTRUMENTS-SCIENTIFIC (0.41%)
 Dionex /1/                                               2,923                124,344
 FEI /1/                                                  4,598                109,202
 Meade Instruments /1/                                    2,770                 10,388
                                                                               243,934
INSURANCE BROKERS (0.24%)
 Hilb, Rogal & Hamilton                                   4,759                142,865
INTERNET APPLICATION SOFTWARE (0.44%)
 Netegrity /1/                                            4,831                 57,296
 Verity /1/                                               5,224                 73,397
 WebEx Communications /1/                                 5,842                129,050
                                                                               259,743
INTERNET CONNECTIVE SERVICES (0.05%)
 PC-Tel /1/                                               2,838                 28,749
INTERNET SECURITY (0.05%)
 Zixit /1/                                                3,180                 29,889
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET TELEPHONY (0.15%)
                                                                           $
 j2 Global Communications /1/                             3,200                 90,624
LASERS-SYSTEMS & COMPONENTS (0.70%)
 Coherent /1/                                             4,166                 95,818
 Cymer /1/                                                4,922                224,738
 Electro Scientific Industries /1/                        3,896                 95,686
                                                                               416,242
LEISURE & RECREATION PRODUCTS (0.27%)
 K2 /1/                                                   3,791                 62,893
 WMS Industries /1/                                       4,182                 96,729
                                                                               159,622
LIFE & HEALTH INSURANCE (0.51%)
 Delphi Financial Group                                   2,872                144,663
 Presidential Life                                        4,102                 63,007
 UICI /1/                                                 6,491                 97,105
                                                                               304,775
LINEN SUPPLY & RELATED ITEMS (0.20%)
 Angelica                                                 1,233                 25,400
 G & K Services                                           2,900                 95,700
                                                                               121,100
MACHINERY TOOLS & RELATED PRODUCTS (0.14%)
 Milacron                                                 4,737                 11,321
 Regal Beloit                                             3,500                 71,225
                                                                                82,546
MACHINERY-CONSTRUCTION & MINING (0.18%)
 Astec Industries /1/                                     2,754                 35,031
 JLG Industries                                           6,015                 71,819
                                                                               106,850
MACHINERY-ELECTRICAL (0.16%)
 Baldor Electric                                          4,581                 97,575
MACHINERY-FARM (0.06%)
 Lindsay Manufacturing                                    1,641                 38,055
MACHINERY-GENERAL INDUSTRY (1.02%)
 Albany International                                     4,570                141,213
 Applied Industrial Technologies                          2,652                 59,803
 Gardner Denver /1/                                       2,248                 46,444
 Idex                                                     4,580                170,284
 Manitowoc                                                3,694                 80,160
 Robbins & Myers                                          2,011                 42,432
 Stewart & Stevenson Services                             3,996                 66,813
                                                                               607,149
MACHINERY-PRINT TRADE (0.63%)
 Zebra Technologies /1/                                   6,604                376,098
MACHINERY-PUMPS (0.12%)
 Thomas Industries                                        2,408                 72,722
MEDICAL INFORMATION SYSTEM (0.71%)
 Cerner /1/                                               4,938                209,223
 Dendrite International /1/                               5,653                 85,360
 NDCHealth                                                4,886                128,942
                                                                               423,525
MEDICAL INSTRUMENTS (0.78%)
 Arthrocare /1/                                           2,887                 64,525
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (CONTINUED)
                                                                           $
 Conmed /1/                                               4,058                 82,580
 Datascope                                                2,065                 68,744
 SurModics /1/                                            2,439                 51,243
 Techne /1/                                               5,700                198,531
                                                                               465,623
MEDICAL PRODUCTS (1.79%)
 American Medical Systems Holding /1/                     4,607                 92,140
 Cooper                                                   4,396                191,006
 Haemonetics /1/                                          3,368                 77,666
 INAMED /1/                                               3,222                278,284
 Mentor                                                   6,493                131,484
 Osteotech /1/                                            2,390                 19,335
 PolyMedica                                               3,468                102,306
 Possis Medical /1/                                       2,490                 40,537
 Viasys Healthcare /1/                                    4,201                 75,828
 Vital Signs                                              1,805                 54,746
                                                                             1,063,332
MEDICAL-BIOMEDICAL/GENE (0.80%)
 Arqule /1/                                               3,922                 20,394
 Cambrex                                                  3,597                 85,033
 Cryolife /1/                                             2,755                 16,833
 Enzo Biochem /1/                                         4,180                 77,330
 Integra LifeSciences Holdings /1/                        3,736                126,053
 Regeneron Pharmaceutical /1/                             7,288                100,866
 Savient Pharmaceuticals /1/                              8,316                 50,312
                                                                               476,821
MEDICAL-DRUGS (1.24%)
 Cephalon /1/                                             7,766                364,691
 Medicis Pharmaceutical /2/                               3,799                240,667
 Priority Healthcare /1/                                  6,076                131,424
                                                                               736,782
MEDICAL-GENERIC DRUGS (0.22%)
 Alpharma                                                 7,230                131,586
MEDICAL-HMO (1.20%)
 Amerigroup                                               3,303                138,132
 Centene /1/                                              2,741                 83,902
 Mid Atlantic Medical Services /1/                        6,750                394,200
 Sierra Health Services /1/                               4,015                 93,509
                                                                               709,743
MEDICAL-HOSPITALS (0.19%)
 Curative Health Services /1/                             1,776                 25,379
 Province Healthcare /1/                                  6,815                 87,505
                                                                               112,884
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.40%)
 Amsurg /1/                                               2,782                100,124
 Odyssey HealthCare /1/                                   5,018                139,200
                                                                               239,324
METAL PROCESSORS & FABRICATION (1.11%)
 Commercial Metals                                        3,909                 96,474
 Intermet                                                 3,581                 15,756
 Kaydon                                                   3,922                 93,226
 Mueller Industries /1/                                   4,792                151,236
 Quanex                                                   2,249                 90,072
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
METAL PROCESSORS & FABRICATION (CONTINUED)
                                                                           $
 Timken /2/                                              11,966                200,790
 Wolverine Tube /1/                                       1,718                  8,745
                                                                               656,299
METAL PRODUCTS-DISTRIBUTION (0.09%)
 A.M. Castle /1/                                          2,210                 11,492
 Lawson Products                                          1,327                 39,810
                                                                                51,302
METAL-ALUMINUM (0.11%)
 Century Aluminum /1/                                     2,946                 48,491
 Commonwealth Industries                                  2,239                 15,337
                                                                                63,828
METAL-IRON (0.07%)
 Cleveland-Cliffs /1/                                     1,443                 43,290
MISCELLANEOUS INVESTING (1.87%)
 Capital Automotive                                       4,467                138,968
 Colonial Properties Trust                                3,629                134,273
 Essex Property Trust                                     3,168                189,700
 Gables Residential Trust                                 3,853                123,990
 Glenborough Realty Trust                                 3,887                 75,796
 Kilroy Realty                                            3,869                111,814
 Lexington Corporate Properties Trust                     5,654                108,444
 Shurgard Storage Centers                                 6,288                227,626
                                                                             1,110,611
MISCELLANEOUS MANUFACTURERS (0.33%)
 A.T. Cross /1/                                           2,105                 12,946
 AptarGroup                                               5,059                181,112
                                                                               194,058
NETWORKING PRODUCTS (0.85%)
 Adaptec /1/                                             15,126                128,722
 Aeroflex /1/                                             9,221                 85,571
 Anixter International /1/                                5,062                120,881
 Black Box                                                2,543                109,502
 Cable Design Technologies /1/                            6,263                 60,375
                                                                               505,051
NON-FERROUS METALS (0.11%)
 Brush Engineered Materials /1/                           2,316                 29,483
 RTI International Metals /1/                             2,912                 34,973
                                                                                64,456
NON-HAZARDOUS WASTE DISPOSAL (0.23%)
 Waste Connections /1/                                    3,974                137,818
NON-HOTEL GAMBLING (0.22%)
 Argosy Gaming /1/ /2/                                    4,084                 97,199
 Pinnacle Entertainment /1/                               3,626                 31,728
                                                                               128,927
OFFICE AUTOMATION & EQUIPMENT (0.28%)
 Global Imaging Systems /1/                               3,000                 87,150
 Imagistics International /1/                             2,370                 76,196
                                                                               163,346
OFFICE FURNISHINGS-ORIGINAL (0.07%)
 Interface /1/                                            7,174                 39,816
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OFFICE SUPPLIES & FORMS (0.39%)
                                                                           $
 John H. Harland                                          3,914                106,578
 New England Business Services                            1,816                 52,846
 Standard Register                                        3,954                 69,590
                                                                               229,014
OIL & GAS (0.20%)
 Spinnaker Exploration /1/                                4,647                118,917
OIL & GAS DRILLING (0.08%)
 Atwood Oceanics /1/                                      1,937                 50,149
OIL COMPANY-EXPLORATION & PRODUCTION (3.04%)
 Cabot Oil & Gas                                          4,499                114,949
 Cimarex Energy                                           5,817                118,958
 Evergreen Resources /1/                                  5,940                162,875
 Newfield Exploration /1/                                 7,806                310,132
 Nuevo Energy /1/                                         2,706                 53,254
 Patina Oil & Gas                                         4,729                199,469
 Plains Resources /1/                                     3,301                 43,738
 Prima Energy /1/                                         1,779                 49,492
 Remington Oil & Gas /1/                                  3,745                 66,848
 St. Mary Land & Exploration                              3,936                102,730
 Stone Energy /1/                                         3,689                133,321
 Swift Energy /1/                                         3,834                 53,293
 Tom Brown /1/                                            6,372                172,171
 Unit /1/                                                 6,087                118,027
 Vintage Petroleum                                        8,987                103,800
                                                                             1,803,057
OIL FIELD MACHINERY & EQUIPMENT (0.43%)
 Carbo Ceramics                                           2,176                 91,392
 Dril-Quip /1/                                            2,418                 36,270
 Hydril /1/                                               3,184                 74,665
 Lone Star Technologies /1/                               3,980                 55,401
                                                                               257,728
OIL REFINING & MARKETING (0.23%)
 Frontier Oil                                             3,656                 58,313
 WD-40                                                    2,326                 75,479
                                                                               133,792
OIL-FIELD SERVICES (0.70%)
 Cal Dive International /1/                               5,268                109,206
 Oceaneering International /1/                            3,385                 78,058
 Seacor Smit /1/                                          2,625                100,590
 Tetra Technologies /1/                                   3,026                 68,418
 W-H Energy Services                                      3,814                 59,803
                                                                               416,075
OPTICAL SUPPLIES (0.24%)
 Advanced Medical Optics /1/                              4,067                 82,031
 Sola International /1/                                   3,474                 59,579
                                                                               141,610
PAPER & RELATED PRODUCTS (0.51%)
 Buckeye Technologies /1/                                 5,171                 46,591
 Caraustar Industries /1/                                 3,904                 37,517
 Chesapeake                                               2,149                 52,436
 Pope & Talbot                                            2,188                 31,354
 Rock-Tenn                                                4,875                 78,487
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
                                                                           $
 Schweitzer-Mauduit International                         2,062                 54,849
                                                                               301,234
PHARMACEUTICALS (0.11%)
 Cima Labs /1/                                            2,026                 63,616
PHARMACY SERVICES (0.36%)
 Accredo Health /1/                                       6,681                213,525
PHOTO EQUIPMENT & SUPPLIES (0.08%)
 Concord Camera /1/                                       3,907                 50,166
PHYSICAL THERAPY & REHABILITATION CENTERS (0.06%)
 RehabCare Group /1/                                      2,248                 35,114
PHYSICIAN PRACTICE MANAGEMENT (0.66%)
 American Healthways /1/                                  2,193                 90,900
 Pediatrix Medical Group /1/                              3,221                172,163
 US Oncology /1/                                         12,030                131,608
                                                                               394,671
POWER CONVERTER & SUPPLY EQUIPMENT (0.50%)
 Advanced Energy Industries /1/                           4,514                103,055
 Artesyn Technologies /1/                                 5,413                 44,549
 C&D Technologies                                         3,578                 71,310
 Magnetek /1/                                             3,292                 20,048
 Vicor /1/                                                5,846                 59,278
                                                                               298,240
PRINTING-COMMERCIAL (0.21%)
 Bowne                                                    4,718                 70,770
 Consolidated Graphics /1/                                1,874                 51,816
                                                                               122,586
PROPERTY & CASUALTY INSURANCE (1.45%)
 Fremont General                                         10,599                176,261
 LandAmerica Financial Group                              2,605                130,276
 Philadelphia Consolidated Holding /1/                    3,058                144,185
 RLI                                                      3,513                118,037
 SCPIE Holdings                                           1,380                 18,561
 Selective Insurance Group                                3,777                115,954
 Stewart Information Services /1/                         2,503                 77,968
 Zenith National Insurance                                2,627                 80,649
                                                                               861,891
PUBLICLY TRADED INVESTMENT FUND (0.38%)
 iShares S&P SmallCap 600 Index Fund                      1,780                226,772
PUBLISHING-BOOKS (0.16%)
 Information Holdings /1/                                 2,919                 65,444
 Thomas Nelson                                            2,013                 31,906
                                                                                97,350
RECREATIONAL CENTERS (0.05%)
 Bally Total Fitness Holding /1/                          4,752                 31,648
RECREATIONAL VEHICLES (0.99%)
 Arctic Cat                                               3,054                 68,776
 Polaris Industries                                       3,040                260,224
 Thor Industries                                          3,998                256,352
                                                                               585,352
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RECYCLING (0.03%)
                                                                           $
 IMCO Recycling /1/                                       2,154                 16,198
RENTAL-AUTO & EQUIPMENT (0.17%)
 Aaron Rents                                              4,575                100,193
RESEARCH & DEVELOPMENT (0.50%)
 PAREXEL International /1/                                3,587                 59,975
 Pharmaceutical Product Development /1/                   7,821                235,177
                                                                               295,152
RESPIRATORY PRODUCTS (0.66%)
 ResMed /1/                                               4,647                194,105
 Respironics /1/                                          4,779                199,237
                                                                               393,342
RETAIL-APPAREL & SHOE (3.19%)
 AnnTaylor Stores /1/                                     6,193                221,709
 Brown Shoe                                               2,493                 86,258
 Burlington Coat Factory Warehouse                        6,230                133,633
 Cato                                                     2,839                 59,903
 Childrens Place /1/                                      3,721                112,002
 Christopher & Banks                                      5,225                152,570
 Dress Barn /1/                                           4,078                 57,092
 Footstar /1/                                             2,819                 17,619
 Genesco /1/                                              3,041                 51,241
 Goody's Family Clothing                                  4,554                 47,999
 Hot Topic /1/                                            6,610                189,773
 Men's Wearhouse /1/                                      5,511                162,354
 Pacific Sunwear of California /1/                       10,860                250,757
 Stein Mart /1/                                           5,824                 41,875
 Too /1/                                                  4,799                 79,184
 Urban Outfitters /1/                                     5,447                181,712
 Wet Seal /1/                                             4,138                 45,477
                                                                             1,891,158
RETAIL-AUTO PARTS (0.38%)
 PEP Boys-Manny, Moe & Jack                               7,536                144,917
 TBC /1/                                                  3,036                 82,549
                                                                               227,466
RETAIL-AUTOMOBILE (0.19%)
 Group 1 Automotive /1/                                   3,161                111,994
RETAIL-BEDDING (0.31%)
 Linens 'N Things /1/                                     6,179                182,404
RETAIL-COMPUTER EQUIPMENT (0.35%)
 Electronics Boutique Holdings /1/                        3,476                 98,892
 Insight Enterprises /1/                                  6,462                108,691
                                                                               207,583
RETAIL-CONSUMER ELECTRONICS (0.03%)
 Ultimate Electronics /1/                                 2,051                 18,438
RETAIL-CONVENIENCE STORE (0.18%)
 Casey's General Stores                                   6,963                107,927
RETAIL-DISCOUNT (0.45%)
 Fred's                                                   5,446                205,205
 ShopKo Stores /1/                                        4,070                 63,004
                                                                               268,209
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-DRUG STORE (0.08%)
                                                                           $
 Duane Reade /1/                                          3,362                 46,228
RETAIL-FABRIC STORE (0.21%)
 Hancock Fabrics                                          2,575                 38,393
 Jo-Ann Stores /1/                                        2,806                 84,208
                                                                               122,601
RETAIL-GARDENING PRODUCTS (0.37%)
 Tractor Supply /1/                                       5,209                218,309
RETAIL-HAIR SALONS (0.39%)
 Regis                                                    6,062                230,477
RETAIL-HOME FURNISHINGS (0.34%)
 Cost Plus /1/                                            2,995                137,381
 Haverty Furniture                                        3,068                 63,661
                                                                               201,042
RETAIL-JEWELRY (0.33%)
 Zale /1/                                                 3,823                197,878
RETAIL-MAIL ORDER (0.06%)
 J. Jill Group /1/                                        2,737                 33,309
RETAIL-OFFICE SUPPLIES (0.12%)
 School Specialty /1/                                     2,621                 73,073
RETAIL-PAWN SHOPS (0.13%)
 Cash America International                               3,913                 74,699
RETAIL-RESTAURANTS (2.52%)
 CEC Entertainment /1/                                    3,601                176,089
 IHOP                                                     3,019                112,005
 Jack in the Box /1/                                      5,035                 91,587
 Landry's Seafood Restaurant                              3,856                 96,516
 Lone Star Steakhouse & Saloon                            2,903                 63,489
 O'Charley's /1/                                          2,911                 49,050
 P.F. Chang's China Bistro /1/                            3,547                172,881
 Panera Bread /1/                                         4,177                168,041
 Papa John's International /1/                            2,507                 65,959
 RARE Hospitality International /1/                       4,683                116,138
 Ryan's Family Steak Houses /1/                           5,891                 82,120
 Sonic /1/                                                5,451                151,592
 Steak N Shake /1/                                        3,783                 65,446
 Triarc                                                   8,218                 87,604
                                                                             1,498,517
RETAIL-VIDEO RENTAL (0.16%)
 Movie Gallery /1/                                        4,545                 93,991
RETIREMENT & AGED CARE (0.14%)
 Sunrise Assisted Living /1/                              2,964                 85,660
SAVINGS & LOANS-THRIFTS (2.58%)
 Anchor Bancorp Wisconsin                                 3,280                 81,672
 BankUnited Financial /1/                                 4,140                 91,535
 Brookline Bancorp.                                       8,061                119,464
 Commercial Federal                                       6,156                158,455
 Dime Community Bancshares                                3,553                 99,058
 Downey Financial                                         3,906                179,285
 FirstFed Financial /1/                                   2,377                106,965
 Flagstar Bancorp.                                        8,407                187,476
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS-THRIFTS (CONTINUED)
                                                                           $
 MAF Bancorp                                              3,652                153,092
 Seacoast Financial Services                              3,670                 93,989
 Staten Island Bancorp                                    8,191                163,247
 Waypoint Financial                                       4,716                 98,187
                                                                             1,532,425
SCHOOLS (0.53%)
 ITT Educational Services /1/                             6,273                312,395
SECURITY SERVICES (0.23%)
 Kroll /1/                                                5,832                135,652
SEISMIC DATA COLLECTION (0.12%)
 Input/Output /1/                                         7,163                 29,440
 Veritas DGC /1/                                          4,686                 41,518
                                                                                70,958
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.58%)
 Exar /1/                                                 5,662                 91,102
 Pericom Semiconductor /1/                                3,592                 40,913
 Power Integrations /1/                                   4,138                144,085
 Standard Microsystems /1/                                2,351                 70,530
                                                                               346,630
SEMICONDUCTOR EQUIPMENT (2.11%)
 ATMI /1/                                                 4,319                 99,294
 Axcelis Technologies /1/                                13,830                146,321
 Brooks Automation /1/                                    5,185                129,366
 Cohu                                                     2,966                 59,528
 Dupont Photomasks /1/                                    2,526                 58,553
 Helix Technology                                         3,650                 65,517
 Kulicke & Soffa Industries /1/                           6,995                102,687
 Photronics /1/                                           4,488                 96,672
 Rudolph Technologies /1/                                 2,290                 59,883
 Ultratech /1/                                            3,197                 99,778
 Varian Semiconductor Equipment  Associates
  /1/                                                     4,815                232,805
 Veeco Instruments /1/                                    4,092                103,691
                                                                             1,254,095
STEEL PIPE & TUBE (0.47%)
 Maverick Tube /1/                                        5,862                 99,009
 Shaw Group /1/                                           8,072                110,183
 Valmont Industries                                       3,325                 69,160
                                                                               278,352
STEEL PRODUCERS (0.51%)
 Reliance Steel & Aluminum                                4,446                127,600
 Ryerson Tull                                             3,472                 27,984
 Steel Dynamics /1/                                       6,679                124,430
 Steel Technologies                                       1,366                 21,050
                                                                               301,064
STEEL-SPECIALTY (0.03%)
 Material Sciences /1/                                    1,978                 18,554
STORAGE & WAREHOUSING (0.07%)
 Mobile Mini /1/                                          2,000                 42,180
SUPERCONDUCTOR PRODUCTION & SYSTEMS (0.09%)
 Intermagnetics General /1/                               2,316                 54,519
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (0.18%)
                                                                           $
 Network Equipment Technologies /1/                       3,212                 33,565
 Symmetricom /1/                                          5,896                 42,451
 Tollgrade Communications /1/                             1,898                 29,742
                                                                               105,758
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.21%)
 C-COR.net /1/                                            5,092                 51,327
 Harmonic /1/                                             9,709                 75,342
                                                                               126,669
TELECOMMUNICATION SERVICES (0.24%)
 Commonwealth Telephone Enterprises /1/                   3,322                135,405
 Metro One Telecommunications /1/                         3,454                  9,118
                                                                               144,523
TELEPHONE-INTEGRATED (0.13%)
 General Communication /1/                                7,831                 77,214
THERAPEUTICS (0.30%)
 MGI Pharma /1/                                           4,202                157,827
 Theragenics /1/                                          4,185                 18,623
                                                                               176,450
TOBACCO (0.08%)
 DIMON                                                    6,257                 45,050
TOYS (0.08%)
 Jakks Pacific /1/                                        3,438                 44,694
TRANSPORT-MARINE (0.17%)
 Kirby /1/                                                3,376                 99,187
TRANSPORT-RAIL (0.19%)
 Kansas City Southern Industries /1/                      8,628                114,148
TRANSPORT-SERVICES (0.12%)
 Offshore Logistics /1/                                   3,149                 68,648
TRANSPORT-TRUCK (1.79%)
 Arkansas Best                                            3,463                114,660
 Forward Air /1/                                          2,980                 86,658
 Heartland Express                                        6,992                173,681
 Knight Transportation /1/                                5,227                131,564
 Landstar System /1/                                      2,117                154,626
 Roadway Express                                          2,782                142,578
 USF                                                      3,811                121,647
 Yellow /1/                                               4,132                135,736
                                                                             1,061,150
VITAMINS & NUTRITION PRODUCTS (0.45%)
 Natures Sunshine Products                                1,946                 15,588
 NBTY /1/ /2/                                             9,293                253,234
                                                                               268,822
WATER (0.09%)
 American States Water                                    2,125                 52,063
WATER TREATMENT SYSTEMS (0.12%)
 Ionics /1/                                               2,464                 70,199
WIRE & CABLE PRODUCTS (0.11%)
 Belden                                                   3,552                 66,600
                                                       Shares
                                                        Held                  Value
----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.19%)
                                                                           $
 Audiovox /1/                                             3,204                 38,448
 Viasat /1/                                               3,668                 72,003
                                                                               110,451
X-RAY EQUIPMENT (0.06%)
 Hologic /1/                                              2,766                 37,618
                                           TOTAL COMMON STOCKS              58,901,640

                                                     Principal
                                                       Amount                 Value
----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.88%)
FINANCE-MORTGAGE LOAN/BANKER (0.88%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank
                                                     $                     $
  0.94%; 11/03/03                                       522,492                522,464
                                        TOTAL COMMERCIAL PAPER                 522,464
                                                                           -----------

                         TOTAL PORTFOLIO INVESTMENTS (100.08%)              59,424,104
LIABILITIES, NET OF CASH AND RECEIVABLES (-0.08%)                              (49,165)
                                    TOTAL NET ASSETS (100.00%)             $59,374,939
                                                                           --------------



                                                         Unrealized
   Contract                   Opening       Current     Gain (Loss)
     Type       Commitment  Market Value  Market Value
--------------------------------------------------------------------
FUTURES CONTRACTS
1 Russell 2000    Buy         $243,250      $264,175       $20,925
December, 2003
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts.
See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP VALUE FUND

                                OCTOBER 31, 2003

                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (92.12%)
AEROSPACE & DEFENSE (0.68%)
                                                                         $
 Herley Industries /1/                                  9,421                178,057
AEROSPACE & DEFENSE EQUIPMENT (1.01%)
 Moog /1/                                               6,268                265,763
AGRICULTURAL CHEMICALS (0.77%)
 Agrium                                                13,245                203,576
AIRLINES (0.47%)
 Continental Airlines /1/                               6,529                124,704
APPAREL MANUFACTURERS (1.17%)
 Kellwood                                               4,706                175,863
 Russell                                                7,174                131,141
                                                                             307,004
APPLICATIONS SOFTWARE (1.12%)
 EPIQ Systems /1/                                       6,561                110,881
 Verint Systems /1/                                     8,231                184,292
                                                                             295,173
AUTO REPAIR CENTERS (0.61%)
 Monro Muffler /1/                                      4,843                159,093
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.54%)
 American Axle & Manufacturing
  Holdings /1/                                          4,105                142,033
BUILDING PRODUCTS-WOOD (0.72%)
 Universal Forest Products                              6,434                190,446
BUILDING-RESIDENTIAL & COMMERCIAL (0.42%)
 Dominion Homes /1/                                     3,890                109,893
CASINO HOTELS (0.50%)
 Ameristar Casinos /1/                                  6,263                132,275
CHEMICALS-SPECIALTY (1.23%)
 Arch Chemicals                                         7,861                174,357
 Minerals Technologies                                  2,736                149,933
                                                                             324,290
CIRCUIT BOARDS (0.42%)
 Benchmark Electronics /1/                              2,263                110,253
COAL (0.61%)
 Massey Energy                                         11,553                160,587
COMMERCIAL BANKS (10.23%)
 AMCORE Financial                                       6,069                163,863
 Capital Corp of the West /1/                           4,184                160,415
 City Holding                                           3,777                127,738
 Columbia Banking Systems                              10,988                212,838
 Community Bank System                                  4,758                231,952
 IBERIABANK                                             2,732                140,889
 Independent Bank                                       4,838                141,366
 Local Financial /1/                                    7,908                153,494
 MB Financial                                           3,941                186,370
 Oak Hill Financial                                     4,273                126,865
 Pacific Capital Bancorp.                               4,826                164,374
 PrivateBancorp                                         5,329                215,824
 Provident Bankshares                                   6,070                188,352
 South Financial Group                                  5,046                131,852
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                         $
 Southern Financial Bancorp.                            3,835                142,881
 Wintrust Financial                                     4,628                200,578
                                                                           2,689,651
COMMUNICATIONS SOFTWARE (0.58%)
 Inter-Tel                                              6,092                153,457
COMPUTER SERVICES (0.55%)
 CACI International /1/                                 2,912                144,231
COMPUTERS-INTEGRATED SYSTEMS (1.96%)
 MTS Systems                                            8,417                148,055
 Radisys /1/                                            7,320                143,106
 Systems & Computer Technology /1/                     15,283                224,660
                                                                             515,821
COMPUTERS-PERIPHERAL EQUIPMENT (0.69%)
 Electronics for Imaging /1/                            6,706                181,733
CONTAINERS-METAL & GLASS (0.69%)
 Silgan Holdings /1/                                    5,691                181,998
COSMETICS & TOILETRIES (0.69%)
 Elizabeth Arden /1/                                    9,049                180,980
DATA PROCESSING & MANAGEMENT (0.71%)
 Group 1 Software /1/                                  10,358                186,962
DISTRIBUTION-WHOLESALE (1.74%)
 Aviall /1/                                            18,871                287,783
 Watsco                                                 7,978                170,809
                                                                             458,592
DIVERSIFIED MANUFACTURING OPERATIONS (1.20%)
 Ameron International                                   4,849                159,241
 Griffon /1/                                            8,115                157,025
                                                                             316,266
E-SERVICES-CONSULTING (0.52%)
 Digital Insight /1/                                    6,566                137,755
ELECTRIC PRODUCTS-MISCELLANEOUS (0.68%)
 Ametek                                                 3,822                179,825
ELECTRIC-INTEGRATED (2.10%)
 Central Vermont Public Service                         7,024                161,552
 CH Energy Group                                        3,129                137,050
 Cleco                                                  7,872                131,856
 El Paso Electric /1/                                  10,085                122,432
                                                                             552,890
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.61%)
 Cubic                                                  5,642                160,233
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.51%)
 Integrated Silicon Solutions /1/                       9,446                133,378
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.66%)
 URS /1/                                                7,934                173,675
ENGINES-INTERNAL COMBUSTION (0.43%)
 Briggs & Stratton                                      1,735                112,792
ENTERPRISE SOFTWARE & SERVICE (0.82%)
 Ascential Software /1/                                 5,879                130,455
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENTERPRISE SOFTWARE & SERVICE (CONTINUED)
                                                                         $
 Micromuse /1/                                         10,614                 85,443
                                                                             215,898
ENTERTAINMENT SOFTWARE (0.56%)
 Take-Two Interactive Software /1/                      3,708                146,651
ENVIRONMENTAL CONSULTING & ENGINEERING (0.88%)
 Tetra Tech /1/                                        10,260                230,645
FINANCE-CONSUMER LOANS (0.28%)
 First Marblehead                                       3,361                 74,446
FOOD-MISCELLANEOUS/DIVERSIFIED (1.00%)
 American Italian Pasta /1/                             3,129                119,653
 Sensient Technologies                                  7,521                144,403
                                                                             264,056
GAS-DISTRIBUTION (2.82%)
 New Jersey Resources                                   5,391                204,049
 South Jersey Industries                                4,335                164,427
 Southern Union /1/                                    11,203                197,285
 Southwestern Energy /1/                                8,998                174,561
                                                                             740,322
HOTELS & MOTELS (0.49%)
 Choice Hotels International /1/                        3,861                127,490
HUMAN RESOURCES (1.56%)
 Administaff /1/                                       14,678                169,971
 CDI                                                    7,295                238,912
                                                                             408,883
INSTRUMENTS-CONTROLS (0.51%)
 Watts Industries                                       7,612                135,189
LIFE & HEALTH INSURANCE (1.30%)
 Scottish Annuity & Life Holdings                       8,501                185,407
 Stancorp Financial Group                               2,490                156,994
                                                                             342,401
MACHINERY-CONSTRUCTION & MINING (0.46%)
 Terex /1/                                              5,399                121,801
MACHINERY-GENERAL INDUSTRY (1.71%)
 Albany International                                   5,279                163,121
 Gardner Denver /1/                                     6,420                132,637
 Stewart & Stevenson Services                           9,203                153,874
                                                                             449,632
MACHINERY-MATERIAL HANDLING (1.03%)
 Cascade                                                7,197                172,368
 Nacco Industries                                       1,264                 99,603
                                                                             271,971
MEDICAL PRODUCTS (1.50%)
 Cooper                                                 5,500                238,975
 Wright Medical Group /1/                               5,312                155,907
                                                                             394,882
MEDICAL STERILIZATION PRODUCT (0.41%)
 Steris /1/                                             5,224                108,764
MEDICAL-BIOMEDICAL/GENE (0.46%)
 Celera Genomics Group /1/                              9,115                121,868
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HOSPITALS (0.65%)
                                                                         $
 United Surgical Partners International /1/             5,704                172,033
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.93%)
 Select Medical /1/                                     7,265                243,886
METAL PROCESSORS & FABRICATION (1.30%)
 CIRCOR International                                   6,296                129,698
 Quanex                                                 5,324                213,226
                                                                             342,924
METAL-ALUMINUM (0.84%)
 Century Aluminum /1/                                  13,464                221,617
MISCELLANEOUS INVESTING (8.38%)
 Alexandria Real Estate Equities                        3,160                161,160
 Capital Automotive                                     5,618                174,776
 CBL & Associates Properties                            4,837                257,812
 Corporate Office Properties Trust                      6,333                122,480
 Correctional Properties Trust                          5,265                142,629
 Entertainment Properties Trust                         6,107                196,523
 Glimcher Realty Trust                                  5,245                111,089
 Healthcare Realty Trust                                3,521                118,834
 Home Properties of New York                            4,159                160,121
 MFA Mortgage Investments                              13,715                131,253
 Newcastle Investment                                   3,709                 86,791
 Pan Pacific Retail Properties                          3,406                151,056
 PS Business Parks                                      5,053                190,498
 SL Green Realty                                        5,517                199,440
                                                                           2,204,462
MISCELLANEOUS MANUFACTURERS (0.43%)
 Applied Films /1/                                      3,607                113,079
MULTIMEDIA (0.93%)
 Journal Communications                                 6,370                113,322
 Media General                                          1,993                131,638
                                                                             244,960
NON-HAZARDOUS WASTE DISPOSAL (0.61%)
 Casella Waste Systems /1/                             12,738                160,371
OFFICE AUTOMATION & EQUIPMENT (0.92%)
 Global Imaging Systems /1/                             8,286                240,708
OIL COMPANY-EXPLORATION & PRODUCTION (3.85%)
 Comstock Resources /1/                                13,314                198,778
 Encore Acquisition /1/                                 7,595                174,685
 Houston Exploration /1/                                3,923                137,305
 Nuevo Energy /1/                                       8,032                158,070
 Swift Energy /1/                                      13,513                187,831
 Westport Resources /1/                                 6,523                156,160
                                                                           1,012,829
OIL FIELD MACHINERY & EQUIPMENT (0.34%)
 Universal Compression Holdings /1/                     4,018                 88,356
POWER CONVERTER & SUPPLY EQUIPMENT (0.63%)
 Powell Industries                                      8,516                165,040
PROPERTY & CASUALTY INSURANCE (3.47%)
 Arch Capital Group /1/                                 6,418                234,257
 Navigators Group /1/                                   5,284                167,608
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (CONTINUED)
                                                                         $
 Penn-America Group                                    20,391                310,963
 ProAssurance /1/                                       6,628                199,503
                                                                             912,331
RACETRACKS (0.70%)
 Penn National Gaming /1/                               7,791                184,569
RADIO (0.55%)
 Emmis Communications /1/                               6,488                143,904
RECREATIONAL VEHICLES (0.54%)
 Thor Industries                                        2,210                141,705
REINSURANCE (0.49%)
 Platinum Underwriters Holdings                         4,450                127,893
RESPIRATORY PRODUCTS (0.70%)
 Respironics /1/                                        4,443                185,229
RETAIL-APPAREL & SHOE (1.21%)
 AnnTaylor Stores /1/                                   4,614                165,181
 Men's Wearhouse /1/                                    5,174                152,426
                                                                             317,607
RETAIL-AUTO PARTS (0.59%)
 CSK Auto /1/                                           8,977                153,956
RETAIL-COMPUTER EQUIPMENT (0.58%)
 Electronics Boutique Holdings /1/                      5,336                151,809
RETAIL-FABRIC STORE (0.52%)
 Jo-Ann Stores /1/                                      4,561                136,876
RETAIL-HAIR SALONS (0.82%)
 Regis                                                  5,680                215,954
RETAIL-MAIL ORDER (0.69%)
 Brookstone /1/                                         8,903                181,888
RETAIL-MUSIC STORE (0.32%)
 Guitar Center /1/                                      2,563                 83,426
RETAIL-RESTAURANTS (0.49%)
 Checkers Drive-In Restaurant /1/                      13,464                129,254
RETAIL-SPORTING GOODS (0.46%)
 Sports Authority                                       3,258                121,198
SAVINGS & LOANS-THRIFTS (4.82%)
 Dime Community Bancshares                              7,527                209,853
 First Federal Capital                                  8,980                197,470
 FirstFed Financial /1/                                 4,396                197,820
 Flushing Financial                                     6,891                167,107
 Independence Community Bank                            3,140                115,395
 MAF Bancorp                                            3,453                144,750
 Sterling Financial /1/                                 7,495                234,668
                                                                           1,267,063
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.48%)
 Exar /1/                                               7,759                124,842
SEMICONDUCTOR EQUIPMENT (0.71%)
 MKS Instruments /1/                                    7,179                186,654
                                                     Shares
                                                      Held                  Value
-------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
STEEL PRODUCERS (0.35%)
                                                                         $
 Schnitzer Steel Industries                             2,454                 92,467
STEEL-SPECIALTY (0.58%)
 Gibraltar Steel                                        6,311                151,590
TELECOMMUNICATION EQUIPMENT (0.38%)
 Tekelec /1/                                            6,255                100,643
TOBACCO (0.75%)
 Universal                                              4,538                197,766
TRANSPORT-TRUCK (1.50%)
 SCS Transportation                                    11,921                178,934
 Yellow /1/                                             6,570                215,825
                                                                             394,759
                                         TOTAL COMMON STOCKS              24,231,933

                                                   Principal
                                                     Amount                 Value
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER (7.06%)
FINANCE-MORTGAGE LOAN/BANKER (7.06%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                   $                     $
  0.94%; 11/03/03                                   1,857,575              1,857,478
                                      TOTAL COMMERCIAL PAPER               1,857,478
                                                                         -----------

                        TOTAL PORTFOLIO INVESTMENTS (99.18%)              26,089,411
CASH AND RECEIVABLES, NET OF LIABILITIES (0.82%)                             215,937
                                  TOTAL NET ASSETS (100.00%)             $26,305,348
                                                                         -------------

/1 /Non-income producing security.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003      2002    2001/(D)/
                            ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.59    $10.68   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.31      0.46     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.11     (0.05)    0.64
                            ----     -----     ----
 Total From Investment
            Operations      0.42      0.41     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)    (0.44)   (0.49)
 Distributions from
  Realized Gains......        --     (0.06)      --
 ------                              -----
   Total Dividends and
         Distributions     (0.35)    (0.50)   (0.49)
                           -----     -----    -----
Net Asset Value, End
 of Period............    $10.66    $10.59   $10.68
                          ======    ======   ======
Total Return..........      4.05%     4.08%   10.95%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $14,430    $2,237   $2,669
 Ratio of Expenses to
  Average Net Assets..      1.12%     1.12%    1.12%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.92%     4.35%    5.03%/(f)/
 Portfolio Turnover
  Rate................      91.0%     46.7%   124.7%/(f)/

                            2003      2002    2001/(D)/
                            ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.57    $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.30      0.55     0.47
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.10     (0.16)    0.63
                            ----     -----     ----
 Total From Investment
            Operations      0.40      0.39     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)    (0.43)   (0.47)
 Distributions from
  Realized Gains......        --     (0.06)      --
 ------                              -----
   Total Dividends and
         Distributions     (0.34)    (0.49)   (0.47)
                           -----     -----    -----
Net Asset Value, End
 of Period............    $10.63    $10.57   $10.67
                          ======    ======   ======
Total Return..........      3.77%     3.80%   10.69%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $12,537      $388   $2,669
 Ratio of Expenses to
  Average Net Assets..      1.30%     1.30%    1.30%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.71%     4.27%    4.85%/(f)/
 Portfolio Turnover
  Rate................      91.0%     46.7%   124.7%/(f)/

                            2003      2002    2001/(G)/
                            ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.66    $10.73   $10.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.28      0.40     0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.11        --     0.37
  ----                      ----               ----
 Total From Investment
            Operations      0.39      0.40     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.32)    (0.41)   (0.32)
 Distributions from
  Realized Gains......        --     (0.06)      --
 ------                              -----
   Total Dividends and
         Distributions     (0.32)    (0.47)   (0.32)
                           -----     -----    -----
Net Asset Value, End
 of Period............    $10.73    $10.66   $10.73
                          ======    ======   ======
Total Return /(b)/ ...      3.64%     3.86%    6.46%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $110,398   $51,760   $7,941
 Ratio of Expenses to
  Average Net Assets..      1.43%     1.50%    1.48%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.48%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.65%     3.78%    4.41%/(f)/
 Portfolio Turnover
  Rate................      91.0%     46.7%   124.7%/(f)/

                            2003      2002    2001/(G)/
                            ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.63    $10.71   $10.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.38      0.50     0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.11     (0.02)    0.35
                            ----     -----     ----
 Total From Investment
            Operations      0.49      0.48     0.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.42)    (0.50)   (0.38)
 Distributions from
  Realized Gains......        --     (0.06)      --
 ------                              -----
   Total Dividends and
         Distributions     (0.42)    (0.56)   (0.38)
                           -----     -----    -----
Net Asset Value, End
 of Period............    $10.70    $10.63   $10.71
                          ======    ======   ======
Total Return..........      4.63%     4.76%    6.92%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $165,504   $42,163   $5,090
 Ratio of Expenses to
  Average Net Assets..      0.55%     0.55%    0.55%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.51%     4.72%    5.28%/(f)/
 Portfolio Turnover
  Rate................      91.0%     46.7%   124.7%/(f)/

                            2003      2002    2001/(D)/
                            ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.60    $10.68   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.35      0.48     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.11     (0.02)    0.64
                            ----     -----     ----
 Total From Investment
            Operations      0.46      0.46     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)    (0.48)   (0.51)
 Distributions from
  Realized Gains......        --     (0.06)      --
 ------                              -----
   Total Dividends and
         Distributions     (0.39)    (0.54)   (0.51)
                           -----     -----    -----
Net Asset Value, End
 of Period............    $10.67    $10.60   $10.68
                          ======    ======   ======
Total Return..........      4.37%     4.50%   11.20%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $33,930    $8,142   $2,669
 Ratio of Expenses to
  Average Net Assets..      0.81%     0.81%    0.81%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.23%     4.51%    5.59%/(f)/
 Portfolio Turnover
  Rate................      91.0%     46.7%   124.7%/(f)/

                            2003      2002    2001/(D)/
                            ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.65    $10.67   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.34      1.08     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.16     (0.58)    0.62
                            ----     -----     ----
 Total From Investment
            Operations      0.50      0.50     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.37)    (0.46)   (0.50)
 Distributions from
  Realized Gains......        --     (0.06)      --
 ------                              -----
   Total Dividends and
         Distributions     (0.37)    (0.52)   (0.50)
                           -----     -----    -----
Net Asset Value, End
 of Period............    $10.78    $10.65   $10.67
                          ======    ======   ======
Total Return..........      4.79%     4.96%   11.03%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $912      $113   $2,668
 Ratio of Expenses to
  Average Net Assets..      0.93%     0.92%    0.93%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.12%     4.69%    5.22%/(f)/
 Portfolio Turnover
  Rate................      91.0%     46.7%   124.7%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2003.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03, $.03, $.04, $.04 per share, respectively, from December 1, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 and $.01 per share, respectively, from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002    2001/(D)/
                           ----      ----    ----
CAPITAL PRESERVATION FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.27      0.36     0.15
                           ----      ----     ----
 Total From Investment
            Operations     0.27      0.36     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.27)    (0.36)   (0.15)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.27)    (0.36)   (0.15)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.00    $10.00   $10.00
                         ======    ======   ======
Total Return..........     2.72%     3.68%    1.51%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,805    $1,736   $1,674
 Ratio of Expenses to
  Average Net Assets..     1.17%     1.17%    1.17%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.57%     3.61%    3.93%/(f)/
 Portfolio Turnover
  Rate................     20.7%     13.6%    31.1%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
CAPITAL PRESERVATION FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.25      0.34     0.14
                           ----      ----     ----
 Total From Investment
            Operations     0.25      0.34     0.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.25)    (0.34)   (0.14)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.25)    (0.34)   (0.14)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.00    $10.00   $10.00
                         ======    ======   ======
Total Return..........     2.56%     3.50%    1.44%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,429    $1,732   $1,673
 Ratio of Expenses to
  Average Net Assets..     1.35%     1.35%    1.35%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.37%     3.43%    3.75%/(f)/
 Portfolio Turnover
  Rate................     20.7%     13.6%    31.1%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
CAPITAL PRESERVATION FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.23      0.32     0.13
                           ----      ----     ----
 Total From Investment
            Operations     0.23      0.32     0.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.23)    (0.32)   (0.13)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.23)    (0.32)   (0.13)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.00    $10.00   $10.00
                         ======    ======   ======
Total Return /(b)/ ...     2.33%     3.24%    1.34%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $40,460   $14,460   $2,376
 Ratio of Expenses to
  Average Net Assets..     1.55%     1.60%    1.60%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.55%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.21%     3.12%    3.51%/(f)/
 Portfolio Turnover
  Rate................     20.7%     13.6%    31.1%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
CAPITAL PRESERVATION FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.32      0.42     0.17
                           ----      ----     ----
 Total From Investment
            Operations     0.32      0.42     0.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.32)    (0.42)   (0.17)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.32)    (0.42)   (0.17)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.00    $10.00   $10.00
                         ======    ======   ======
Total Return..........     3.30%     4.27%    1.70%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,917    $1,856   $1,780
 Ratio of Expenses to
  Average Net Assets..     0.60%     0.60%    0.60%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.24%     4.18%    4.50%/(f)/
 Portfolio Turnover
  Rate................     20.7%     13.6%    31.1%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
CAPITAL PRESERVATION FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.30      0.39     0.16
                           ----      ----     ----
 Total From Investment
            Operations     0.30      0.39     0.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.30)    (0.39)   (0.16)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.30)    (0.39)   (0.16)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.00    $10.00   $10.00
                         ======    ======   ======
Total Return..........     3.04%     4.00%    1.63%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $523    $1,744   $1,676
 Ratio of Expenses to
  Average Net Assets..     0.86%     0.86%    0.86%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.07%     3.92%    4.24%/(f)/
 Portfolio Turnover
  Rate................     20.7%     13.6%    31.1%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
CAPITAL PRESERVATION FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.29      0.38     0.15
                           ----      ----     ----
 Total From Investment
            Operations     0.29      0.38     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.29)    (0.38)   (0.15)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.29)    (0.38)   (0.15)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.00    $10.00   $10.00
                         ======    ======   ======
Total Return..........     2.92%     3.88%    1.54%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,665    $1,740   $1,675
 Ratio of Expenses to
  Average Net Assets..     0.98%     0.98%    0.98%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.78%     3.80%    4.12%/(f)/
 Portfolio Turnover
  Rate................     20.7%     13.6%    31.1%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(d) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002    2001/(D)/
                           ----      ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.55    $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.29      0.75     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.16)    (0.23)    0.45
                          -----     -----     ----
 Total From Investment
            Operations     0.13      0.52     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)    (0.49)   (0.50)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.37)    (0.49)   (0.50)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.31    $10.55   $10.52
                         ======    ======   ======
Total Return..........     1.22%     5.09%    9.38%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,101      $236   $2,630
 Ratio of Expenses to
  Average Net Assets..     0.97%     0.97%    0.97%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.78%     4.77%    5.29%/(f)/
 Portfolio Turnover
  Rate................    219.5%     49.9%    36.1%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.55    $10.51   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.28      0.52     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.17)    (0.01)    0.45
                          -----     -----     ----
 Total From Investment
            Operations     0.11      0.51     0.94
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.35)    (0.47)   (0.49)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.35)    (0.47)   (0.49)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.31    $10.55   $10.51
                         ======    ======   ======
Total Return..........     1.04%     5.00%    9.13%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,020      $582   $2,657
 Ratio of Expenses to
  Average Net Assets..     1.15%     1.15%    1.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.60%     4.55%    5.12%/(f)/
 Portfolio Turnover
  Rate................    219.5%     49.9%    36.1%/(f)/

                           2003      2002    2001/(G)/
                           ----      ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.60    $10.55   $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.25      0.40     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.15)     0.10     0.30
                          -----      ----     ----
 Total From Investment
            Operations     0.10      0.50     0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.33)    (0.45)   (0.33)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.33)    (0.45)   (0.33)
                          -----     -----    -----
Net Asset Value, End
 of Period............    10.37    $10.60   $10.55
                          =====    ======   ======
Total Return /(b)/ ...     0.93%     4.87%    6.07%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $89,856   $44,955   $4,397
 Ratio of Expenses to
  Average Net Assets..     1.36%     1.35%    1.32%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.36%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.40%     4.02%    4.88%/(f)/
 Portfolio Turnover
  Rate................    219.5%     49.9%    36.1%/(f)/

                           2003      2002    2001/(G)/
                           ----      ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.60    $10.55   $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.36      0.50     0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.18)     0.09     0.30
                          -----      ----     ----
 Total From Investment
            Operations     0.18      0.59     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.43)    (0.54)   (0.39)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.43)    (0.54)   (0.39)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.35    $10.60   $10.55
                         ======    ======   ======
Total Return..........     1.70%     5.86%    6.72%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10   $20,777   $3,390
 Ratio of Expenses to
  Average Net Assets..     0.40%     0.40%    0.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.45%     5.06%    5.86%/(f)/
 Portfolio Turnover
  Rate................    219.5%     49.9%    36.1%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.57    $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.32      0.48     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.15)     0.09     0.48
                          -----      ----     ----
 Total From Investment
            Operations     0.17      0.57     0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.40)    (0.52)   (0.53)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.40)    (0.52)   (0.53)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.34    $10.57   $10.52
                         ======    ======   ======
Total Return..........     1.63%     5.61%    9.63%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,853    $1,599   $2,643
 Ratio of Expenses to
  Average Net Assets..     0.66%     0.66%    0.66%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.09%     4.96%    5.74%/(f)/
 Portfolio Turnover
  Rate................    219.5%     49.9%    36.1%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.57    $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.30      1.18     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.15)    (0.62)    0.46
                          -----     -----     ----
 Total From Investment
            Operations     0.15      0.56     0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.39)    (0.51)   (0.52)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.39)    (0.51)   (0.52)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.33    $10.57   $10.52
                         ======    ======   ======
Total Return..........     1.41%     5.48%    9.53%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $745      $106   $2,630
 Ratio of Expenses to
  Average Net Assets..     0.78%     0.77%    0.78%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.00%     4.97%    5.48%/(f)/
 Portfolio Turnover
  Rate................    219.5%     49.9%    36.1%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.05 per share from December 1, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003     2002    2001/(D)/
                           ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.54   $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.39     0.49     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.02    (0.03)    0.61
                           ----    -----     ----
 Total From Investment
            Operations     0.41     0.46     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.40)   (0.48)   (0.51)
 Distributions from
  Realized Gains......       --    (0.09)      --
 -----                             -----
   Total Dividends and
         Distributions    (0.40)   (0.57)   (0.51)
                          -----    -----    -----
Net Asset Value, End
 of Period............   $10.55   $10.54   $10.65
                         ======   ======   ======
Total Return..........     3.97%    4.61%   10.99%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $818   $1,932   $2,662
 Ratio of Expenses to
  Average Net Assets..     0.97%    0.97%    0.97%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.73%    4.67%    5.33%/(f)/
 Portfolio Turnover
  Rate................     71.3%    60.8%    80.3%/(f)/

                           2003     2002    2001/(D)/
                           ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.54   $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.38     0.48     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.01    (0.04)    0.61
                           ----    -----     ----
 Total From Investment
            Operations     0.39     0.44     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.39)   (0.46)   (0.49)
 Distributions from
  Realized Gains......       --    (0.09)      --
 -----                             -----
   Total Dividends and
         Distributions    (0.39)   (0.55)   (0.49)
                          -----    -----    -----
Net Asset Value, End
 of Period............   $10.54   $10.54   $10.65
                         ======   ======   ======
Total Return..........     3.69%    4.43%   10.84%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $802   $1,668   $2,881
 Ratio of Expenses to
  Average Net Assets..     1.15%    1.15%    1.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.55%    4.51%    5.15%/(f)/
 Portfolio Turnover
  Rate................     71.3%    60.8%    80.3%/(f)/

                           2003     2002    2001/(G)/
                           ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.58   $10.69   $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.35     0.43     0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.02    (0.01)    0.37
                           ----    -----     ----
 Total From Investment
            Operations     0.37     0.42     0.70
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.36)   (0.44)   (0.34)
 Distributions from
  Realized Gains......       --    (0.09)      --
 -----                             -----
   Total Dividends and
         Distributions    (0.36)   (0.53)   (0.34)
                          -----    -----    -----
Net Asset Value, End
 of Period............   $10.59   $10.58   $10.69
                         ======   ======   ======
Total Return /(b)/ ...     3.55%    4.20%    6.67%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,476   $9,630   $1,334
 Ratio of Expenses to
  Average Net Assets..     1.39%    1.35%    1.33%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.50%      --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.31%    4.18%    4.85%/(f)/
 Portfolio Turnover
  Rate................     71.3%    60.8%    80.3%/(f)/

                           2003     2002    2001/(G)/
                           ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.62   $10.69   $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.46     0.54     0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.02     0.02     0.35
                           ----     ----     ----
 Total From Investment
            Operations     0.48     0.56     0.76
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.46)   (0.54)   (0.40)
 Distributions from
  Realized Gains......       --    (0.09)      --
 -----                             -----
   Total Dividends and
         Distributions    (0.46)   (0.63)   (0.40)
                          -----    -----    -----
Net Asset Value, End
 of Period............   $10.64   $10.62   $10.69
                         ======   ======   ======
Total Return..........     4.62%    5.56%    7.33%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10      $10      $10
 Ratio of Expenses to
  Average Net Assets..     0.40%    0.40%    0.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.32%    5.22%    5.84%/(f)/
 Portfolio Turnover
  Rate................     71.3%    60.8%    80.3%/(f)/

                           2003     2002    2001/(D)/
                           ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.56   $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.43     0.51     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.02    (0.02)    0.66
                           ----    -----     ----
 Total From Investment
            Operations     0.45     0.49     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.44)   (0.51)   (0.53)
 Distributions from
  Realized Gains......       --    (0.09)      --
 -----                             -----
   Total Dividends and
         Distributions    (0.44)   (0.60)   (0.53)
                          -----    -----    -----
Net Asset Value, End
 of Period............   $10.57   $10.56   $10.67
                         ======   ======   ======
Total Return..........     4.28%    4.93%   11.45%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,339   $6,195   $2,667
 Ratio of Expenses to
  Average Net Assets..     0.66%    0.66%    0.66%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.05%    4.90%    5.65%/(f)/
 Portfolio Turnover
  Rate................     71.3%    60.8%    80.3%/(f)/

                           2003     2002    2001/(D)/
                           ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.54   $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.41     0.52     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.02    (0.04)    0.61
                           ----    -----     ----
 Total From Investment
            Operations     0.43     0.48     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.42)   (0.50)   (0.52)
 Distributions from
  Realized Gains......       --    (0.09)      --
 -----                             -----
   Total Dividends and
         Distributions    (0.42)   (0.59)   (0.52)
                          -----    -----    -----
Net Asset Value, End
 of Period............   $10.55   $10.54   $10.65
                         ======   ======   ======
Total Return..........     4.17%    4.81%   11.15%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11   $1,483   $2,662
 Ratio of Expenses to
  Average Net Assets..     0.78%    0.77%    0.78%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.92%    4.89%    5.52%/(f)/
 Portfolio Turnover
  Rate................     71.3%    60.8%    80.3%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from November 30, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from February 27, 2001 through February 28, 2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2003     2002    2001/(D)/
                          ----     ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.51   $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.48     0.51     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.05    (0.08)    0.63
                          ----    -----     ----
 Total From Investment
            Operations    0.53     0.43     1.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.45)   (0.49)   (0.52)
 Distributions from
  Realized Gains......      --    (0.09)      --
 ----                             -----
   Total Dividends and
         Distributions   (0.45)   (0.58)   (0.52)
                         -----    -----    -----
Net Asset Value, End
 of Period............  $10.59   $10.51   $10.66
                        ======   ======   ======
Total Return..........    5.08%    4.34%   10.91%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $105   $2,230   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.97%    0.97%    0.97%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.15%    4.88%    5.44%/(f)/
 Portfolio Turnover
  Rate................    38.8%    94.1%   101.3%/(f)/

                          2003     2002    2001/(D)/
                          ----     ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.51   $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.43     0.49     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.08    (0.08)    0.64
                          ----    -----     ----
 Total From Investment
            Operations    0.51     0.41     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.43)   (0.47)   (0.51)
 Distributions from
  Realized Gains......      --    (0.09)      --
 ----                             -----
   Total Dividends and
         Distributions   (0.43)   (0.56)   (0.51)
                         -----    -----    -----
Net Asset Value, End
 of Period............  $10.59   $10.51   $10.66
                        ======   ======   ======
Total Return..........    4.90%    4.15%   10.76%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,094   $2,229   $2,667
 Ratio of Expenses to
  Average Net Assets..    1.15%    1.15%    1.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.85%    4.70%    5.26%/(f)/
 Portfolio Turnover
  Rate................    38.8%    94.1%   101.3%/(f)/

                          2003     2002    2001/(G)/
                          ----     ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.64   $10.77   $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.39     0.46     0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.10    (0.05)    0.38
                          ----    -----     ----
 Total From Investment
            Operations    0.49     0.41     0.71
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.41)   (0.45)   (0.34)
 Distributions from
  Realized Gains......      --    (0.09)      --
 ----                             -----
   Total Dividends and
         Distributions   (0.41)   (0.54)   (0.34)
                         -----    -----    -----
Net Asset Value, End
 of Period............  $10.72   $10.64   $10.77
                        ======   ======   ======
Total Return /(b)/ ...    4.60%    4.09%    6.63%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $9,419   $5,545   $1,214
 Ratio of Expenses to
  Average Net Assets..    1.40%    1.35%    1.32%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...    1.67%      --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.59%    4.44%    4.97%/(f)/
 Portfolio Turnover
  Rate................    38.8%    94.1%   101.3%/(f)/

                          2003     2002    2001/(G)/
                          ----     ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.72   $10.77   $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.50     0.57     0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.10     0.02     0.37
                          ----     ----     ----
 Total From Investment
            Operations    0.60     0.59     0.78
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.51)   (0.55)   (0.41)
 Distributions from
  Realized Gains......      --    (0.09)      --
 ----                             -----
   Total Dividends and
         Distributions   (0.51)   (0.64)   (0.41)
                         -----    -----    -----
Net Asset Value, End
 of Period............  $10.81   $10.72   $10.77
                        ======   ======   ======
Total Return..........    5.66%    5.81%    7.28%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10      $10      $10
 Ratio of Expenses to
  Average Net Assets..    0.40%    0.40%    0.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.62%    5.45%    5.94%/(f)/
 Portfolio Turnover
  Rate................    38.8%    94.1%   101.3%/(f)/

                          2003     2002    2001/(D)/
                          ----     ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.50   $10.65   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.46     0.53     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.10    (0.07)    0.65
                          ----    -----     ----
 Total From Investment
            Operations    0.56     0.46     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.48)   (0.52)   (0.54)
 Distributions from
  Realized Gains......      --    (0.09)      --
 ----                             -----
   Total Dividends and
         Distributions   (0.48)   (0.61)   (0.54)
                         -----    -----    -----
Net Asset Value, End
 of Period............  $10.58   $10.50   $10.65
                        ======   ======   ======
Total Return..........    5.41%    4.66%   10.96%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,080   $2,246   $2,662
 Ratio of Expenses to
  Average Net Assets..    0.66%    0.66%    0.66%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.37%    5.19%    5.74%/(f)/
 Portfolio Turnover
  Rate................    38.8%    94.1%   101.3%/(f)/

                          2003     2002    2001/(D)/
                          ----     ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.51   $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.51     0.53     0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.05    (0.08)    0.63
                          ----    -----     ----
 Total From Investment
            Operations    0.56     0.45     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.47)   (0.51)   (0.53)
 Distributions from
  Realized Gains......      --    (0.09)      --
 ----                             -----
   Total Dividends and
         Distributions   (0.47)   (0.60)   (0.53)
                         -----    -----    -----
Net Asset Value, End
 of Period............  $10.60   $10.51   $10.66
                        ======   ======   ======
Total Return..........    5.38%    4.53%   11.07%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $20   $2,230   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.78%    0.77%    0.78%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.35%    5.08%    5.63%/(f)/
 Portfolio Turnover
  Rate................    38.8%    94.1%   101.3%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 27, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002    2001/(D)/
                           ----      ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.40    $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.29      0.53     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.02     (0.15)    0.49
                           ----     -----     ----
 Total From Investment
            Operations     0.31      0.38     1.00
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.32)    (0.40)   (0.50)
 Distributions from
  Realized Gains......       --     (0.11)      --
 -----                              -----
   Total Dividends and
         Distributions    (0.32)    (0.51)   (0.50)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.39    $10.40   $10.53
                         ======    ======   ======
Total Return..........     3.02%     3.91%    9.96%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $809      $446   $2,631
 Ratio of Expenses to
  Average Net Assets..     0.97%     0.97%    0.97%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.89%     4.17%    5.28%/(f)/
 Portfolio Turnover
  Rate................     72.3%    105.8%    68.4%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.38    $10.51   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.28      1.89     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........       --     (1.52)    0.47
  ----                              -----     ----
 Total From Investment
            Operations     0.28      0.37     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.30)    (0.39)   (0.48)
 Distributions from
  Realized Gains......       --     (0.11)      --
 -----                              -----
   Total Dividends and
         Distributions    (0.30)    (0.50)   (0.48)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.36    $10.38   $10.51
                         ======    ======   ======
Total Return..........     2.75%     3.72%    9.61%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $292       $40   $2,631
 Ratio of Expenses to
  Average Net Assets..     1.15%     1.15%    1.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.60%     4.07%    5.11%/(f)/
 Portfolio Turnover
  Rate................     72.3%    105.8%    68.4%/(f)/

                           2003      2002    2001/(G)/
                           ----      ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.39    $10.54   $10.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.25      0.37     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.02     (0.04)    0.30
                           ----     -----     ----
 Total From Investment
            Operations     0.27      0.33     0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.28)    (0.37)   (0.33)
 Distributions from
  Realized Gains......       --     (0.11)      --
 -----                              -----
   Total Dividends and
         Distributions    (0.28)    (0.48)   (0.33)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.38    $10.39   $10.54
                         ======    ======   ======
Total Return /(b)/ ...     2.64%     3.33%    6.02%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $35,847   $12,108     $996
 Ratio of Expenses to
  Average Net Assets..     1.33%     1.35%    1.31%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.33%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.46%     3.56%    4.75%/(f)/
 Portfolio Turnover
  Rate................     72.3%    105.8%    68.4%/(f)/

                           2003      2002    2001/(G)/
                           ----      ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.39    $10.54   $10.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.39      0.47     0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.02)    (0.04)    0.30
                          -----     -----     ----
 Total From Investment
            Operations     0.37      0.43     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.38)    (0.47)   (0.39)
 Distributions from
  Realized Gains......       --     (0.11)      --
 -----                              -----
   Total Dividends and
         Distributions    (0.38)    (0.58)   (0.39)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.38    $10.39   $10.54
                         ======    ======   ======
Total Return..........     3.62%     4.29%    6.67%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10    $9,450   $1,214
 Ratio of Expenses to
  Average Net Assets..     0.40%     0.40%    0.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.73%     4.54%    5.59%/(f)/
 Portfolio Turnover
  Rate................     72.3%    105.8%    68.4%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.39    $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.33      0.47     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........       --     (0.06)    0.50
  ----                              -----     ----
 Total From Investment
            Operations     0.33      0.41     1.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.35)    (0.44)   (0.52)
 Distributions from
  Realized Gains......       --     (0.11)      --
 -----                              -----
   Total Dividends and
         Distributions    (0.35)    (0.55)   (0.52)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.37    $10.39   $10.53
                         ======    ======   ======
Total Return..........     3.25%     4.13%   10.21%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,352    $2,694   $2,633
 Ratio of Expenses to
  Average Net Assets..     0.66%     0.66%    0.66%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.19%     4.41%    5.76%/(f)/
 Portfolio Turnover
  Rate................     72.3%    105.8%    68.4%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.31    $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.32      6.39     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........       --     (6.07)    0.49
  ----                              -----     ----
 Total From Investment
            Operations     0.32      0.32     1.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.34)    (0.43)   (0.51)
 Distributions from
  Realized Gains......       --     (0.11)      --
 -----                              -----
   Total Dividends and
         Distributions    (0.34)    (0.54)   (0.51)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $10.29    $10.31   $10.53
                         ======    ======   ======
Total Return..........     3.15%     3.20%   10.11%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11       $11   $2,632
 Ratio of Expenses to
  Average Net Assets..     0.78%     0.77%    0.78%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.08%     4.37%    5.47%/(f)/
 Portfolio Turnover
  Rate................     72.3%    105.8%    68.4%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 29, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.01 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2003     2002      2001/(E)/
                          ----     ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $8.74    $8.32     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.08       --       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    4.18     0.46      (1.97)
                          ----     ----      -----
 Total From Investment
            Operations    4.26     0.46      (1.90)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --    (0.04)     (0.02)
 ----                             -----      -----
   Total Dividends and
         Distributions      --    (0.04)     (0.02)
 ----                             -----      -----
Net Asset Value, End
 of Period............  $13.00    $8.74      $8.32
                        ======    =====      =====
Total Return..........   48.74%    5.53%    (19.24)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,484   $1,543     $1,041
 Ratio of Expenses to
  Average Net Assets..    1.92%    1.92%      1.92%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.92%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.76%    0.10%      0.90%/(g)/
 Portfolio Turnover
  Rate................   144.7%   151.0%     156.3%/(g)/

                          2003     2002      2001/(E)/
                          ----     ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $8.73    $8.31     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.06       --       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    4.17     0.45      (1.97)
                          ----     ----      -----
 Total From Investment
            Operations    4.23     0.45      (1.91)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --    (0.03)     (0.02)
 ----                             -----      -----
   Total Dividends and
         Distributions      --    (0.03)     (0.02)
 ----                             -----      -----
Net Asset Value, End
 of Period............  $12.96    $8.73      $8.31
                        ======    =====      =====
Total Return..........   48.45%    5.34%    (19.33)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,630   $1,093     $1,040
 Ratio of Expenses to
  Average Net Assets..    2.10%    2.10%      2.10%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    2.10%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.59%      --       0.73%/(g)/
 Portfolio Turnover
  Rate................   144.7%   151.0%     156.3%/(g)/

                          2003     2002      2001/(H)/
                          ----     ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.68    $8.26     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      --    (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    4.14     0.45      (2.04)
                          ----     ----      -----
 Total From Investment
            Operations    4.14     0.43      (2.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --    (0.01)        --
 ----                             -----
   Total Dividends and
         Distributions      --    (0.01)        --
 ----                             -----
Net Asset Value, End
 of Period............  $12.82    $8.68      $8.26
                        ======    =====      =====
Total Return /(c)/ ...   47.70%    5.17%    (19.41)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $8,956   $2,240       $347
 Ratio of Expenses to
  Average Net Assets..    2.65%    2.30%      2.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...    3.31%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.05%   (0.28)%     0.42%/(g)/
 Portfolio Turnover
  Rate................   144.7%   151.0%     156.3%/(g)/

                          2003     2002      2001/(H)/
                          ----     ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $8.72    $8.31     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.03     0.09       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    4.31     0.42      (2.03)
                          ----     ----      -----
 Total From Investment
            Operations    4.34     0.51      (1.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --    (0.10)        --
 ----                             -----
   Total Dividends and
         Distributions      --    (0.10)        --
 ----                             -----
Net Asset Value, End
 of Period............  $13.06    $8.72      $8.31
                        ======    =====      =====
Total Return..........   49.77%    6.03%    (18.93)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $13   $2,517       $314
 Ratio of Expenses to
  Average Net Assets..    1.35%    1.35%      1.35%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.35%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.34%    0.73%      3.65%/(g)/
 Portfolio Turnover
  Rate................   144.7%   151.0%     156.3%/(g)/

                          2003     2002      2001/(E)/
                          ----     ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $8.76    $8.33     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.10     0.05       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    4.21     0.45      (1.97)
                          ----     ----      -----
 Total From Investment
            Operations    4.31     0.50      (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --    (0.07)     (0.02)
 ----                             -----      -----
   Total Dividends and
         Distributions      --    (0.07)     (0.02)
 ----                             -----      -----
Net Asset Value, End
 of Period............  $13.07    $8.76      $8.33
                        ======    =====      =====
Total Return..........   49.20%    5.97%    (19.22)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,506   $1,102     $1,042
 Ratio of Expenses to
  Average Net Assets..    1.61%    1.61%      1.61%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.61%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.01%    0.49%      0.69%/(g)/
 Portfolio Turnover
  Rate................   144.7%   151.0%     156.3%/(g)/

                          2003     2002      2001/(E)/
                          ----     ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $8.76    $8.33     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.10     0.04       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    4.19     0.45      (1.97)
                          ----     ----      -----
 Total From Investment
            Operations    4.29     0.49      (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --    (0.06)     (0.02)
 ----                             -----      -----
   Total Dividends and
         Distributions      --    (0.06)     (0.02)
 ----                             -----      -----
Net Asset Value, End
 of Period............  $13.05    $8.76      $8.33
                        ======    =====      =====
Total Return..........   48.97%    5.85%    (19.14)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,633   $1,095     $1,043
 Ratio of Expenses to
  Average Net Assets..    1.73%    1.72%      1.73%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.73%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.96%    0.38%      1.09%/(g)/
 Portfolio Turnover
  Rate................   144.7%   151.0%     156.3%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.23 per share from November 30, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003         2002      2001/(F)/
                           ----         ----      ----
INTERNATIONAL FUND I
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $6.51        $7.40     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07        (0.02)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.45        (0.87)     (2.83)
                           ----        -----      -----
 Total From Investment
            Operations     1.52        (0.89)     (2.79)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)          --         --
 -----                    -----
   Total Dividends and
         Distributions    (0.03)          --         --
 -----                    -----
Net Asset Value, End
 of Period............    $8.00        $6.51      $7.40
                          =====        =====      =====
Total Return..........    23.36%      (12.03)%   (26.92)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,173       $3,304       $926
 Ratio of Expenses to
  Average Net Assets..     1.47%        1.47%      1.47%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.47%        1.47%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.95%        0.46%      0.79%/(h)/
 Portfolio Turnover
  Rate................    162.2%/(c)/   71.4%      86.8%/(h)/

                           2003         2002      2001/(F)/
                           ----         ----      ----
INTERNATIONAL FUND I
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $6.47        $7.38     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04        (0.02)      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.47        (0.89)     (2.84)
                           ----        -----      -----
 Total From Investment
            Operations     1.51        (0.91)     (2.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)          --         --
 -----                    -----
   Total Dividends and
         Distributions    (0.02)          --         --
 -----                    -----
Net Asset Value, End
 of Period............    $7.96        $6.47      $7.38
                          =====        =====      =====
Total Return..........    23.30%      (12.33)%   (27.12)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,060       $3,172       $974
 Ratio of Expenses to
  Average Net Assets..     1.65%        1.65%      1.65%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.65%        1.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.61%        0.38%      0.60%/(h)/
 Portfolio Turnover
  Rate................    162.2%/(c)/   71.4%      86.8%/(h)/

                           2003         2002      2001/(I)/
                           ----         ----      ----
INTERNATIONAL FUND I
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.49        $7.42      $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02         0.01      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.47        (0.94)     (2.11)
                           ----        -----      -----
 Total From Investment
            Operations     1.49        (0.93)     (2.12)
                           ----        -----      -----
Net Asset Value, End
 of Period............    $7.98        $6.49      $7.42
                          =====        =====      =====
Total Return /(d)/ ...    22.98%      (12.53)%   (22.22)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $33,430      $10,104     $2,165
 Ratio of Expenses to
  Average Net Assets..     2.05%        1.85%      1.81%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...     2.15%        1.85%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.24%        0.03%     (0.36)%/(h)/
 Portfolio Turnover
  Rate................    162.2%/(c)/   71.4%      86.8%/(h)/

                           2003         2002      2001/(I)/
                           ----         ----      ----
INTERNATIONAL FUND I
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $6.52        $7.46      $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06         0.02         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.50        (0.88)     (2.08)
                           ----        -----      -----
 Total From Investment
            Operations     1.56        (0.86)     (2.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)       (0.08)        --
 ----                     -----        -----
   Total Dividends and
         Distributions    (0.07)       (0.08)        --
 ----                     -----        -----
Net Asset Value, End
 of Period............    $8.01        $6.52      $7.46
                          =====        =====      =====
Total Return..........    24.09%      (11.60)%   (21.80)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,611      $20,504     $1,782
 Ratio of Expenses to
  Average Net Assets..     0.90%        0.90%      0.90%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.90%        0.90%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.91%        1.15%      0.34%/(h)/
 Portfolio Turnover
  Rate................    162.2%/(c)/   71.4%      86.8%/(h)/

                           2003         2002      2001/(F)/
                           ----         ----      ----
INTERNATIONAL FUND I
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $6.51        $7.41     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08        (0.01)      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.47        (0.85)     (2.81)
                           ----        -----      -----
 Total From Investment
            Operations     1.55        (0.86)     (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       (0.04)        --
 ----                     -----        -----
   Total Dividends and
         Distributions    (0.05)       (0.04)        --
 ----                     -----        -----
Net Asset Value, End
 of Period............    $8.01        $6.51      $7.41
                          =====        =====      =====
Total Return..........    23.90%      (11.61)%   (26.82)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,169       $4,166       $925
 Ratio of Expenses to
  Average Net Assets..     1.16%        1.16%      1.16%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.16%        1.16%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.15%        0.75%      0.21%/(h)/
 Portfolio Turnover
  Rate................    162.2%/(c)/   71.4%      86.8%/(h)/

                           2003         2002      2001/(F)/
                           ----         ----      ----
INTERNATIONAL FUND I
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $6.50        $7.41     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08        (0.01)      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.54        (0.87)     (2.83)
                           ----        -----      -----
 Total From Investment
            Operations     1.62        (0.88)     (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)       (0.03)        --
 ----                     -----        -----
   Total Dividends and
         Distributions    (0.04)       (0.03)        --
 ----                     -----        -----
Net Asset Value, End
 of Period............    $8.08        $6.50      $7.41
                          =====        =====      =====
Total Return..........    25.01%      (11.96)%   (26.82)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $60       $2,381       $927
 Ratio of Expenses to
  Average Net Assets..     1.28%        1.28%      1.28%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.28%        1.28%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.03%        0.76%      0.98%/(h)/
 Portfolio Turnover
  Rate................    162.2%/(c)/   71.4%      86.8%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisition of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.
/(d) /Total return is calculated without the contingent deferred sales charge. /(e) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.18 per share from November 28, 2000 through December 5, 2000.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003       2002      2001/(E)/
                            ----       ----      ----
INTERNATIONAL FUND II
---------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $6.83      $7.55     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05       0.02      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.70      (0.70)     (2.56)
                            ----      -----      -----
 Total From Investment
            Operations      1.75      (0.68)     (2.63)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.04)        --
 ------                               -----
   Total Dividends and
         Distributions        --      (0.04)        --
 ------                               -----
Net Asset Value, End
 of Period............     $8.58      $6.83      $7.55
                           =====      =====      =====
Total Return..........     25.62%     (9.07)%   (25.76)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,591     $1,405       $756
 Ratio of Expenses to
  Average Net Assets..      1.57%      1.57%      1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.57%      1.57%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.65%      0.10%      0.34%/(g)/
 Portfolio Turnover
  Rate................     135.3%      96.9%     143.1%/(g)/

                            2003       2002      2001/(E)/
                            ----       ----      ----
INTERNATIONAL FUND II
---------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $6.58      $7.53     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05      (0.08)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.62      (0.84)     (2.57)
                            ----      -----      -----
 Total From Investment
            Operations      1.67      (0.92)     (2.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.03)        --
 ------                               -----
   Total Dividends and
         Distributions        --      (0.03)        --
 ------                               -----
Net Asset Value, End
 of Period............     $8.25      $6.58      $7.53
                           =====      =====      =====
Total Return..........     25.38%    (12.32)%   (25.96)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $568       $199       $754
 Ratio of Expenses to
  Average Net Assets..      1.75%      1.74%      1.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.75%      1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.73%     (0.03)%     0.16%/(g)/
 Portfolio Turnover
  Rate................     135.3%      96.9%     143.1%/(g)/

                            2003       2002      2001/(H)/
                            ----       ----      ----
INTERNATIONAL FUND II
---------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $6.62      $7.56      $9.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01       0.04      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.65      (0.97)     (1.72)
                            ----      -----      -----
 Total From Investment
            Operations      1.66      (0.93)     (1.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.01)        --
 ------                               -----
   Total Dividends and
         Distributions        --      (0.01)        --
 ------                               -----
Net Asset Value, End
 of Period............     $8.28      $6.62      $7.56
                           =====      =====      =====
Total Return /(c)/ ...     25.08%    (12.33)%   (18.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $8,079     $3,871       $931
 Ratio of Expenses to
  Average Net Assets..      2.10%      1.95%      1.92%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.65%      1.95%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%     (0.11)%    (0.38)%/(g)/
 Portfolio Turnover
  Rate................     135.3%      96.9%     143.1%/(g)/

                            2003       2002      2001/(E)/
                            ----       ----      ----
INTERNATIONAL FUND II
---------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $6.63      $7.58     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10      (0.01)      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.65      (0.86)     (2.70)
                            ----      -----      -----
 Total From Investment
            Operations      1.75      (0.87)     (2.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.08)        --
 ------                               -----
   Total Dividends and
         Distributions        --      (0.08)        --
 ------                               -----
Net Asset Value, End
 of Period............     $8.38      $6.63      $7.58
                           =====      =====      =====
Total Return..........     26.40%    (11.58)%   (25.47)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $208,785   $117,442     $2,176
 Ratio of Expenses to
  Average Net Assets..      1.00%      0.99%      1.00%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.00%      1.00%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.37%      0.93%      0.36%/(g)/
 Portfolio Turnover
  Rate................     135.3%      96.9%     143.1%/(g)/

                            2003       2002      2001/(E)/
                            ----       ----      ----
INTERNATIONAL FUND II
---------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $6.61      $7.55     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08       0.02      (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.65      (0.90)     (2.59)
                            ----      -----      -----
 Total From Investment
            Operations      1.73      (0.88)     (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.06)        --
 ------                               -----
   Total Dividends and
         Distributions        --      (0.06)        --
 ------                               -----
Net Asset Value, End
 of Period............     $8.34      $6.61      $7.55
                           =====      =====      =====
Total Return..........     26.17%    (11.72)%   (25.76)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $685       $623       $756
 Ratio of Expenses to
  Average Net Assets..      1.26%      1.25%      1.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.26%      1.26%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.09%      0.43%      0.65%/(g)/
 Portfolio Turnover
  Rate................     135.3%      96.9%     143.1%/(g)/

                            2003       2002      2001/(E)/
                            ----       ----      ----
INTERNATIONAL FUND II
---------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $6.60      $7.55     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08      (0.03)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.63      (0.86)     (2.58)
                            ----      -----      -----
 Total From Investment
            Operations      1.71      (0.89)     (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.06)        --
 ------                               -----
   Total Dividends and
         Distributions        --      (0.06)        --
 ------                               -----
Net Asset Value, End
 of Period............     $8.31      $6.60      $7.55
                           =====      =====      =====
Total Return..........     25.91%    (11.96)%   (25.76)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $106       $195       $756
 Ratio of Expenses to
  Average Net Assets..      1.38%      1.36%      1.38%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.38%      1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.12%      0.35%      0.53%/(g)/
 Portfolio Turnover
  Rate................     135.3%      96.9%     143.1%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred, and Select classes of shares incurred an unrealized gain of $.18, $.18, $.19, $.19, and $.19 per share, respectively, from November 27, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2003/(B)/
                          ----
LARGECAP BLEND FUND I
---------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.03
                           ----
 Total From Investment
            Operations     2.07
                           ----
Net Asset Value, End
 of Period............   $12.07
                         ======
Total Return..........    20.70%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $121
 Ratio of Expenses to
  Average Net Assets..     1.17%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.45%/(d)/
 Portfolio Turnover
  Rate................    109.2%/(d)/

                          2003/(B)/
                          ----
LARGECAP BLEND FUND I
---------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.03
                           ----
 Total From Investment
            Operations     2.05
                           ----
Net Asset Value, End
 of Period............   $12.05
                         ======
Total Return..........    20.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $120
 Ratio of Expenses to
  Average Net Assets..     1.35%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.27%/(d)/
 Portfolio Turnover
  Rate................    109.2%/(d)/

                          2003/(B)/
                          ----
LARGECAP BLEND FUND I
---------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.02
                           ----
 Total From Investment
            Operations     2.12
                           ----
Net Asset Value, End
 of Period............   $12.12
                         ======
Total Return..........    21.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,910
 Ratio of Expenses to
  Average Net Assets..     0.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.02%/(d)/
 Portfolio Turnover
  Rate................    109.2%/(d)/

                          2003/(B)/
                          ----
LARGECAP BLEND FUND I
---------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.03
                           ----
 Total From Investment
            Operations     2.10
                           ----
Net Asset Value, End
 of Period............   $12.10
                         ======
Total Return..........    21.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $121
 Ratio of Expenses to
  Average Net Assets..     0.86%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.76%/(d)/
 Portfolio Turnover
  Rate................    109.2%/(d)/

                          2003/(B)/
                          ----
LARGECAP BLEND FUND I
---------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.02
                           ----
 Total From Investment
            Operations     2.08
                           ----
Net Asset Value, End
 of Period............   $12.08
                         ======
Total Return..........    20.80%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $121
 Ratio of Expenses to
  Average Net Assets..     0.98%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.64%/(d)/
 Portfolio Turnover
  Rate................    109.2%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003         2002      2001/(H)/
                           ----         ----      ----
LARGECAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $5.16        $6.30     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)       (0.02)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.97//       (1.12)     (3.67)
                          ----         -----      -----
 Total From Investment
            Operations     0.96        (1.14)     (3.70)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --           --      (0.01)
  ----                                            -----
   Total Dividends and
         Distributions       --           --      (0.01)
  ----                                            -----
Net Asset Value, End
 of Period............    $6.12        $5.16      $6.30
                          =====        =====      =====
Total Return..........    18.60%/(f)/ (18.10)%   (35.88)%/(i)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $753         $646       $788
 Ratio of Expenses to
  Average Net Assets..     1.12%        1.12%      1.12%/(j)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.12%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.20)%      (0.29)%    (0.36)%/(j)/
 Portfolio Turnover
  Rate................     59.2%/(c)/   29.6%      37.5%/(j)/

                           2003         2002      2001/(H)/
                           ----         ----      ----
LARGECAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $5.15        $6.29     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)       (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.76        (1.11)     (3.67)
                           ----        -----      -----
 Total From Investment
            Operations     0.74        (1.14)     (3.71)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --           --      (0.01)
  ----                                            -----
   Total Dividends and
         Distributions       --           --      (0.01)
  ----                                            -----
Net Asset Value, End
 of Period............    $5.89        $5.15      $6.29
                          =====        =====      =====
Total Return..........    14.37%      (18.12)%   (35.98)%/(i)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $79         $644       $787
 Ratio of Expenses to
  Average Net Assets..     1.30%        1.30%      1.30%/(j)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.30%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.40)%      (0.47)%    (0.54)%/(j)/
 Portfolio Turnover
  Rate................     59.2%/(c)/   29.6%      37.5%/(j)/

                           2003         2002      2001/(K)/
                           ----         ----      ----
LARGECAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.01        $6.14      $7.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)       (0.01)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.75        (1.12)     (1.48)
                           ----        -----      -----
 Total From Investment
            Operations     0.71        (1.13)     (1.49)
                           ----        -----      -----
Net Asset Value, End
 of Period............    $5.72        $5.01      $6.14
                          =====        =====      =====
Total Return /(d)/ ...    14.17%      (18.40)%   (20.05)%/(i)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,629       $5,092     $1,406
 Ratio of Expenses to
  Average Net Assets..     1.64%        1.50%      1.47%/(j)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...     1.92%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.72)%      (0.64)%    (0.63)%/(j)/
 Portfolio Turnover
  Rate................     59.2%/(c)/   29.6%      37.5%/(j)/

                           2003         2002      2001/(K)/
                           ----         ----      ----
LARGECAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $5.09        $6.17      $7.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02        (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.75        (1.05)     (1.46)
                           ----        -----      -----
 Total From Investment
            Operations     0.77        (1.08)     (1.46)
                           ----        -----      -----
Net Asset Value, End
 of Period............    $5.86        $5.09      $6.17
                          =====        =====      =====
Total Return..........    15.22%      (17.50)%   (19.66)%/(i)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $60,790      $23,787     $1,524
 Ratio of Expenses to
  Average Net Assets..     0.55%        0.55%      0.55%/(j)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.55%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.38%        0.34%      0.34%/(j)/
 Portfolio Turnover
  Rate................     59.2%/(c)/   29.6%      37.5%/(j)/

                           2003         2002      2001/(H)/
                           ----         ----      ----
LARGECAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $5.19        $6.31     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01         0.01      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.75        (1.13)     (3.66)
                           ----        -----      -----
 Total From Investment
            Operations     0.76        (1.12)     (3.69)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --           --      (0.01)
  ----                                            -----
   Total Dividends and
         Distributions       --           --      (0.01)
  ----                                            -----
Net Asset Value, End
 of Period............    $5.95        $5.19      $6.31
                          =====        =====      =====
Total Return..........    14.64%      (17.75)%   (35.77)%/(i)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,638       $1,584       $789
 Ratio of Expenses to
  Average Net Assets..     0.81%        0.81%      0.81%/(j)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.81%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.10%        0.06%     (0.07)%/(j)/
 Portfolio Turnover
  Rate................     59.2%/(c)/   29.6%      37.5%/(j)/

                           2003         2002      2001/(H)/
                           ----         ----      ----
LARGECAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $5.18        $6.31     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --        (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.87//       (1.12)     (3.67)
                          ----         -----      -----
 Total From Investment
            Operations     0.87        (1.13)     (3.69)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --           --      (0.01)
  ----                                            -----
   Total Dividends and
         Distributions       --           --      (0.01)
  ----                                            -----
Net Asset Value, End
 of Period............    $6.05        $5.18      $6.31
                          =====        =====      =====
Total Return..........    16.80%/(g)/ (17.91)%   (35.77)%/(i)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $32         $648       $789
 Ratio of Expenses to
  Average Net Assets..     0.93%        0.92%      0.93%/(j)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.93%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.03)%      (0.10)%    (0.17)%/(j)/
 Portfolio Turnover
  Rate................     59.2%/(c)/   29.6%      37.5%/(j)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.
/(d) /Total return is calculated without the contingent deferred sales charge. /(e) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
   Expense limits were increased on March 1, 2003.
/(f) /During 2003, the Fund processed a significant (relative to the Class) "As
  Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures to all of the shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
/(g) /During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000.
/(i) /Total return amounts have not been annualized.
/(j) /Computed on an annualized basis.
/(k) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003      2002      2001/(D)/
                            ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $6.79     $8.11     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08      0.02       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.23     (1.30)     (2.40)
                            ----     -----      -----
 Total From Investment
            Operations      1.31     (1.28)     (2.35)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)    (0.04)     (0.01)
                           -----     -----      -----
   Total Dividends and
         Distributions     (0.04)    (0.04)     (0.01)
                           -----     -----      -----
Net Asset Value, End
 of Period............     $8.06     $6.79      $8.11
                           =====     =====      =====
Total Return..........     19.43%   (15.86)%   (20.99)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $31,362    $6,563     $1,015
 Ratio of Expenses to
  Average Net Assets..      0.72%     0.72%      0.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.04%     0.97%      0.70%/(f)/
 Portfolio Turnover
  Rate................       1.1%     67.9%     117.4%/(f)/

                            2003      2002      2001/(D)/
                            ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $6.77     $8.10     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.06      0.03       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.26     (1.33)     (2.40)
                            ----     -----      -----
 Total From Investment
            Operations      1.32     (1.30)     (2.36)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)    (0.03)     (0.01)
                           -----     -----      -----
   Total Dividends and
         Distributions     (0.03)    (0.03)     (0.01)
                           -----     -----      -----
Net Asset Value, End
 of Period............     $8.06     $6.77      $8.10
                           =====     =====      =====
Total Return..........     19.57%   (16.15)%   (21.09)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $20,010    $2,099     $1,080
 Ratio of Expenses to
  Average Net Assets..      0.90%     0.90%      0.90%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.85%     0.71%      0.52%/(f)/
 Portfolio Turnover
  Rate................       1.1%     67.9%     117.4%/(f)/

                            2003      2002      2001/(G)/
                            ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $6.72     $8.04      $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05      0.03       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.24     (1.34)     (1.34)
                            ----     -----      -----
 Total From Investment
            Operations      1.29     (1.31)     (1.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)    (0.01)        --
  ----                     -----     -----
   Total Dividends and
         Distributions     (0.02)    (0.01)        --
  ----                     -----     -----
Net Asset Value, End
 of Period............     $7.99     $6.72      $8.04
                           =====     =====      =====
Total Return /(b)/ ...     19.19%   (16.31)%   (14.38)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $154,666   $61,111    $12,926
 Ratio of Expenses to
  Average Net Assets..      1.11%     1.10%      1.07%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.13%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.66%     0.51%      0.36%/(f)/
 Portfolio Turnover
  Rate................       1.1%     67.9%     117.4%/(f)/

                            2003      2002      2001/(G)/
                            ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $6.76     $8.09      $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.12      0.11       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.24     (1.35)     (1.36)
                            ----     -----      -----
 Total From Investment
            Operations      1.36     (1.24)     (1.28)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)    (0.09)        --
  ----                     -----     -----
   Total Dividends and
         Distributions     (0.08)    (0.09)        --
  ----                     -----     -----
Net Asset Value, End
 of Period............     $8.04     $6.76      $8.09
                           =====     =====      =====
Total Return..........     20.35%   (15.54)%   (13.84)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $114,300        $7         $8
 Ratio of Expenses to
  Average Net Assets..      0.15%     0.15%      0.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.54%     1.44%      1.25%/(f)/
 Portfolio Turnover
  Rate................       1.1%     67.9%     117.4%/(f)/

                            2003      2002      2001/(D)/
                            ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $6.83     $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10      0.07       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.25     (1.30)     (2.38)
                            ----     -----      -----
 Total From Investment
            Operations      1.35     (1.23)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)    (0.07)     (0.01)
                           -----     -----      -----
   Total Dividends and
         Distributions     (0.06)    (0.07)     (0.01)
                           -----     -----      -----
Net Asset Value, End
 of Period............     $8.12     $6.83      $8.13
                           =====     =====      =====
Total Return..........     19.97%   (15.31)%   (20.80)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $83,580   $30,529     $2,386
 Ratio of Expenses to
  Average Net Assets..      0.41%     0.41%      0.41%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.37%     1.22%      0.86%/(f)/
 Portfolio Turnover
  Rate................       1.1%     67.9%     117.4%/(f)/

                            2003      2002      2001/(D)/
                            ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $6.80     $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10      0.07       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.24     (1.34)     (2.39)
                            ----     -----      -----
 Total From Investment
            Operations      1.34     (1.27)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)    (0.06)     (0.01)
                           -----     -----      -----
   Total Dividends and
         Distributions     (0.06)    (0.06)     (0.01)
                           -----     -----      -----
Net Asset Value, End
 of Period............     $8.08     $6.80      $8.13
                           =====     =====      =====
Total Return..........     19.78%   (15.79)%   (20.80)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,245    $1,108     $1,016
 Ratio of Expenses to
  Average Net Assets..      0.53%     0.52%      0.53%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.27%     1.07%      0.89%/(f)/
 Portfolio Turnover
  Rate................       1.1%     67.9%     117.4%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from December 1, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.14 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002      2001/(E)/
                           ----      ----      ----
LARGECAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $8.23     $9.10     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08      0.09       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.50     (0.91)     (1.12)
                           ----     -----      -----
 Total From Investment
            Operations     1.58     (0.82)     (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)    (0.05)     (0.01)
                          -----     -----      -----
   Total Dividends and
         Distributions    (0.04)    (0.05)     (0.01)
                          -----     -----      -----
Net Asset Value, End
 of Period............    $9.77     $8.23      $9.10
                          =====     =====      =====
Total Return..........    19.26%    (9.09)%   (10.42)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $248    $1,030     $1,138
 Ratio of Expenses to
  Average Net Assets..     1.01%     1.02%      1.02%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.02%     1.02%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.03%     0.98%      0.86%/(g)/
 Portfolio Turnover
  Rate................    179.1%    128.9%     116.0%/(g)/

                           2003      2002      2001/(E)/
                           ----      ----      ----
LARGECAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $8.22     $9.09     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07      0.08       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.54     (0.92)     (1.12)
                           ----     -----      -----
 Total From Investment
            Operations     1.61     (0.84)     (1.07)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.03)     (0.01)
                          -----     -----      -----
   Total Dividends and
         Distributions    (0.02)    (0.03)     (0.01)
                          -----     -----      -----
Net Asset Value, End
 of Period............    $9.81     $8.22      $9.09
                          =====     =====      =====
Total Return..........    19.68%    (9.26)%   (10.52)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,220    $2,033     $2,560
 Ratio of Expenses to
  Average Net Assets..     1.20%     1.20%      1.20%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.20%     1.20%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.84%     0.80%      0.70%/(g)/
 Portfolio Turnover
  Rate................    179.1%    128.9%     116.0%/(g)/

                           2003      2002      2001/(H)/
                           ----      ----      ----
LARGECAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.22     $9.09     $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03      0.03       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.50     (0.89)     (1.05)
                           ----     -----      -----
 Total From Investment
            Operations     1.53     (0.86)     (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)    (0.01)        --
 ----                     -----     -----
   Total Dividends and
         Distributions    (0.01)    (0.01)        --
 ----                     -----     -----
Net Asset Value, End
 of Period............    $9.74     $8.22      $9.09
                          =====     =====      =====
Total Return /(c)/ ...    18.60%    (9.44)%   (10.09)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,876    $3,683     $1,083
 Ratio of Expenses to
  Average Net Assets..     1.62%     1.40%      1.35%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.91%     1.40%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.38%     0.59%      0.60%/(g)/
 Portfolio Turnover
  Rate................    179.1%    128.9%     116.0%/(g)/

                           2003      2002      2001/(H)/
                           ----      ----      ----
LARGECAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $8.27     $9.14     $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.14      0.13       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.50     (0.90)     (1.00)
                           ----     -----      -----
 Total From Investment
            Operations     1.64     (0.77)     (0.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)    (0.10)        --
 ----                     -----     -----
   Total Dividends and
         Distributions    (0.09)    (0.10)        --
 ----                     -----     -----
Net Asset Value, End
 of Period............    $9.82     $8.27      $9.14
                          =====     =====      =====
Total Return..........    19.97%    (8.54)%    (9.68)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $59,663   $27,086     $1,946
 Ratio of Expenses to
  Average Net Assets..     0.45%     0.45%      0.45%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.45%     0.45%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.59%     1.58%      1.53%/(g)/
 Portfolio Turnover
  Rate................    179.1%    128.9%     116.0%/(g)/

                           2003      2002      2001/(E)/
                           ----      ----      ----
LARGECAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $8.26     $9.13     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.12      0.02       0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.52     (0.81)     (1.17)
                           ----     -----      -----
 Total From Investment
            Operations     1.64     (0.79)     (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)    (0.08)     (0.01)
                          -----     -----      -----
   Total Dividends and
         Distributions    (0.07)    (0.08)     (0.01)
                          -----     -----      -----
Net Asset Value, End
 of Period............    $9.83     $8.26      $9.13
                          =====     =====      =====
Total Return..........    19.93%    (8.79)%   (10.12)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,282    $3,770     $1,141
 Ratio of Expenses to
  Average Net Assets..     0.71%     0.71%      0.71%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.71%     0.71%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.35%     1.25%      0.90%/(g)/
 Portfolio Turnover
  Rate................    179.1%    128.9%     116.0%/(g)/

                           2003      2002      2001/(E)/
                           ----      ----      ----
LARGECAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $8.25     $9.12     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.10      0.11       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.50     (0.91)     (1.11)
                           ----     -----      -----
 Total From Investment
            Operations     1.60     (0.80)     (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)    (0.07)     (0.01)
                          -----     -----      -----
   Total Dividends and
         Distributions    (0.06)    (0.07)     (0.01)
                          -----     -----      -----
Net Asset Value, End
 of Period............    $9.79     $8.25      $9.12
                          =====     =====      =====
Total Return..........    19.44%    (8.90)%   (10.22)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10    $1,031     $1,140
 Ratio of Expenses to
  Average Net Assets..     0.82%     0.82%      0.83%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.83%     0.82%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.24%     1.17%      1.05%/(g)/
 Portfolio Turnover
  Rate................    179.1%    128.9%     116.0%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.16 per share from December 1, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares recognized $.00 and $.01 of net investment income per share, respectively, and incurred an unrealized loss of $.16 and $.18 per share, respectively, from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2003         2002     2001/(F)/
                           ----         ----     ----
MIDCAP BLEND FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.04        $9.32    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --         0.02      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.32        (0.28)    (0.90)
                           ----        -----     -----
 Total From Investment
            Operations     2.32        (0.26)    (0.87)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)       (0.02)    (0.02)
 Tax Return of Capital
  Distribution........    (0.02)          --        --
 -----                    -----
   Total Dividends and
         Distributions    (0.04)       (0.02)    (0.02)
                          -----        -----     -----
Net Asset Value, End
 of Period............   $11.32        $9.04     $9.32
                         ======        =====     =====
Total Return..........    25.73%       (2.78)%   (7.84)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,744       $2,131    $1,164
 Ratio of Expenses to
  Average Net Assets..     1.22%        1.22%     1.22%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.22%        1.22%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.22%        0.34%     0.26%/(h)/
 Portfolio Turnover
  Rate................     35.3%/(c)/   62.0%     55.6%/(h)/

                           2003         2002     2001/(F)/
                           ----         ----     ----
MIDCAP BLEND FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.02        $9.30    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --         0.01      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.30        (0.28)    (0.91)
                           ----        -----     -----
 Total From Investment
            Operations     2.30        (0.27)    (0.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)       (0.01)    (0.02)
 Tax Return of Capital
  Distribution........    (0.01)          --        --
 -----                    -----
   Total Dividends and
         Distributions    (0.02)       (0.01)    (0.02)
                          -----        -----     -----
Net Asset Value, End
 of Period............   $11.30        $9.02     $9.30
                         ======        =====     =====
Total Return..........    25.57%       (2.95)%   (8.04)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,221       $1,138    $1,168
 Ratio of Expenses to
  Average Net Assets..     1.40%        1.40%     1.40%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.40%        1.40%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%        0.11%     0.08%/(h)/
 Portfolio Turnover
  Rate................     35.3%/(c)/   62.0%     55.6%/(h)/

                           2003         2002     2001/(I)/
                           ----         ----     ----
MIDCAP BLEND FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.95        $9.23     $9.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --           --     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.25        (0.28)    (0.71)
                           ----        -----     -----
 Total From Investment
            Operations     2.25        (0.28)    (0.72)
                           ----        -----     -----
Net Asset Value, End
 of Period............   $11.20        $8.95     $9.23
                         ======        =====     =====
Total Return /(d)/ ...    25.20%       (3.03)%   (7.42)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $41,132      $13,260    $2,568
 Ratio of Expenses to
  Average Net Assets..     1.68%        1.60%     1.57%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...     1.78%        1.60%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.27)%         --     (0.19)%/(h)/
 Portfolio Turnover
  Rate................     35.3%/(c)/   62.0%     55.6%/(h)/

                           2003         2002     2001/(I)/
                           ----         ----     ----
MIDCAP BLEND FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.01        $9.29     $9.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01         0.08      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.35        (0.28)    (0.71)
                           ----        -----     -----
 Total From Investment
            Operations     2.36        (0.20)    (0.66)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)       (0.08)       --
 Tax Return of Capital
  Distribution........    (0.05)          --        --
 -----                    -----
   Total Dividends and
         Distributions    (0.09)       (0.08)       --
 ----                     -----        -----
Net Asset Value, End
 of Period............   $11.28        $9.01     $9.29
                         ======        =====     =====
Total Return..........    26.42%       (2.23)%   (6.82)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $697           $9        $9
 Ratio of Expenses to
  Average Net Assets..     0.65%        0.65%     0.65%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.65%        0.65%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.69%        0.86%     0.82%/(h)/
 Portfolio Turnover
  Rate................     35.3%/(c)/   62.0%     55.6%/(h)/

                           2003         2002     2001/(F)/
                           ----         ----     ----
MIDCAP BLEND FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.07        $9.35    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --         0.05      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.36        (0.28)    (0.90)
                           ----        -----     -----
 Total From Investment
            Operations     2.36        (0.23)    (0.84)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)       (0.05)    (0.02)
 Tax Return of Capital
  Distribution........    (0.04)          --        --
 -----                    -----
   Total Dividends and
         Distributions    (0.07)       (0.05)    (0.02)
                          -----        -----     -----
Net Asset Value, End
 of Period............   $11.36        $9.07     $9.35
                         ======        =====     =====
Total Return..........    26.14%       (2.47)%   (7.55)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,764       $1,374    $1,168
 Ratio of Expenses to
  Average Net Assets..     0.91%        0.91%     0.91%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.91%        0.91%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.50%        0.61%     0.56%/(h)/
 Portfolio Turnover
  Rate................     35.3%/(c)/   62.0%     55.6%/(h)/

                           2003         2002     2001/(F)/
                           ----         ----     ----
MIDCAP BLEND FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.05        $9.33    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --         0.05      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.34        (0.29)    (0.90)
                           ----        -----     -----
 Total From Investment
            Operations     2.34        (0.24)    (0.86)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)       (0.04)    (0.02)
 Tax Return of Capital
  Distribution........    (0.03)          --        --
 -----                    -----
   Total Dividends and
         Distributions    (0.05)       (0.04)    (0.02)
                          -----        -----     -----
Net Asset Value, End
 of Period............   $11.34        $9.05     $9.33
                         ======        =====     =====
Total Return..........    26.05%       (2.59)%   (7.75)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,096       $1,131    $1,166
 Ratio of Expenses to
  Average Net Assets..     1.03%        1.02%     1.03%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.03%        1.02%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.41%        0.49%     0.45%/(h)/
 Portfolio Turnover
  Rate................     35.3%/(c)/   62.0%     55.6%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.
/(d) /Total return is calculated without the contingent deferred sales charge. /(e) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.02 of net investment income per share and incurred an unrealized gain of $.19 per share from December 1, 2000 through December 5, 2000.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.08 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2003      2002      2001/(E)/
                           ----      ----      ----
MIDCAP GROWTH FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $4.15     $5.98     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)    (0.06)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.27     (1.77)     (3.99)
                           ----     -----      -----
 Total From Investment
            Operations     1.23     (1.83)     (4.03)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $5.38     $4.15      $5.98
                          =====     =====      =====
Total Return..........    29.64%   (30.60)%   (39.03)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $21      $431       $749
 Ratio of Expenses to
  Average Net Assets..     1.16%     1.22%      1.22%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.22%     1.22%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.71)%   (0.85)%    (0.82)%/(g)/
 Portfolio Turnover
  Rate................    290.7%    276.9%     299.0%/(g)/

                           2003      2002      2001/(E)/
                           ----      ----      ----
MIDCAP GROWTH FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $4.14     $5.97     $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)    (0.07)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.26     (1.76)     (3.99)
                           ----     -----      -----
 Total From Investment
            Operations     1.21     (1.83)     (4.05)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $5.35     $4.14      $5.97
                          =====     =====      =====
Total Return..........    29.23%   (30.65)%   (39.20)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $592      $450       $760
 Ratio of Expenses to
  Average Net Assets..     1.40%     1.40%      1.40%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.40%     1.40%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.95)%   (1.03)%    (1.01)%/(g)/
 Portfolio Turnover
  Rate................    290.7%    276.9%     299.0%/(g)/

                           2003      2002      2001/(H)/
                           ----      ----      ----
MIDCAP GROWTH FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $3.94     $5.69      $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.06)    (0.06)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.18     (1.69)     (2.11)
                           ----     -----      -----
 Total From Investment
            Operations     1.12     (1.75)     (2.13)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $5.06     $3.94      $5.69
                          =====     =====      =====
Total Return /(c)/ ...    28.43%   (30.76)%   (27.52)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,116    $4,128     $1,395
 Ratio of Expenses to
  Average Net Assets..     1.83%     1.64%      1.61%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     2.23%     1.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.38)%   (1.27)%    (1.27)%/(g)/
 Portfolio Turnover
  Rate................    290.7%    276.9%     299.0%/(g)/

                           2003      2002      2001/(H)/
                           ----      ----      ----
MIDCAP GROWTH FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $4.00     $5.72      $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)    (0.01)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.23     (1.71)     (2.09)
                           ----     -----      -----
 Total From Investment
            Operations     1.21     (1.72)     (2.10)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $5.21     $4.00      $5.72
                          =====     =====      =====
Total Return..........    30.25%   (30.07)%   (27.13)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,861        $5         $7
 Ratio of Expenses to
  Average Net Assets..     0.65%     0.65%      0.65%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.65%     0.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.39)%   (0.28)%    (0.27)%/(g)/
 Portfolio Turnover
  Rate................    290.7%    276.9%     299.0%/(g)/

                           2003      2002      2001/(E)/
                           ----      ----      ----
MIDCAP GROWTH FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $4.18     $5.99     $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)    (0.04)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.27     (1.77)     (3.95)
                           ----     -----      -----
 Total From Investment
            Operations     1.25     (1.81)     (4.03)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $5.43     $4.18      $5.99
                          =====     =====      =====
Total Return..........    29.90%   (30.22)%   (38.99)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $19      $438       $749
 Ratio of Expenses to
  Average Net Assets..     0.91%     0.91%      0.91%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.91%     0.91%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.44)%   (0.54)%    (0.65)%/(g)/
 Portfolio Turnover
  Rate................    290.7%    276.9%     299.0%/(g)/

                           2003      2002      2001/(E)/
                           ----      ----      ----
MIDCAP GROWTH FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $4.17     $5.99     $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)    (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.27     (1.78)     (3.99)
                           ----     -----      -----
 Total From Investment
            Operations     1.24     (1.82)     (4.03)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $5.41     $4.17      $5.99
                          =====     =====      =====
Total Return..........    29.74%   (30.38)%   (38.99)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $43      $432       $750
 Ratio of Expenses to
  Average Net Assets..     1.01%     1.02%      1.03%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.03%     1.02%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.54)%   (0.65)%    (0.65)%/(g)/
 Portfolio Turnover
  Rate................    290.7%    276.9%     299.0%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.01, $.02, $.01 and $.02 per share, respectively, during the initial interim period.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.20 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002     2001/(D)/
                           ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $8.57     $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04      0.03      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.49     (0.58)    (1.12)
                           ----     -----     -----
 Total From Investment
            Operations     2.53     (0.55)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.03)    (0.02)
 Distributions from
  Realized Gains......       --     (0.07)       --
 -----                              -----
   Total Dividends and
         Distributions    (0.02)    (0.10)    (0.02)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $11.08     $8.57     $9.22
                         ======     =====     =====
Total Return..........    29.63%    (6.08)%   (9.73)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,145    $1,394    $1,155
 Ratio of Expenses to
  Average Net Assets..     0.72%     0.72%     0.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.47%     0.38%     0.33%/(f)/
 Portfolio Turnover
  Rate................     41.4%     48.5%     63.4%/(f)/

                           2003      2002     2001/(D)/
                           ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $8.57     $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03      0.02      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.48     (0.58)    (1.11)
                           ----     -----     -----
 Total From Investment
            Operations     2.51     (0.56)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)    (0.02)    (0.02)
 Distributions from
  Realized Gains......       --     (0.07)       --
 -----                              -----
   Total Dividends and
         Distributions    (0.01)    (0.09)    (0.02)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $11.07     $8.57     $9.22
                         ======     =====     =====
Total Return..........    29.30%    (6.25)%   (9.73)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,069    $1,348    $1,154
 Ratio of Expenses to
  Average Net Assets..     0.90%     0.90%     0.90%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.28%     0.20%     0.15%/(f)/
 Portfolio Turnover
  Rate................     41.4%     48.5%     63.4%/(f)/

                           2003      2002     2001/(G)/
                           ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.42     $9.07     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)        (0.01)
  /(a)/ ..............                 --        --
                                       --        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.43     (0.58)    (0.91)
                           ----     -----     -----
 Total From Investment
            Operations     2.42     (0.58)    (0.91)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --     (0.07)       --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.07)       --
 -----                              -----
Net Asset Value, End
 of Period............   $10.84     $8.42     $9.07
                         ======     =====     =====
Total Return /(b)/ ...    28.74%    (6.52)%   (8.84)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,620    $6,373    $2,125
 Ratio of Expenses to
  Average Net Assets..     1.28%     1.10%     1.07%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.48%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.10)%      --        --
 Portfolio Turnover
  Rate................     41.4%     48.5%     63.4%/(f)/

                           2003      2002     2001/(G)/
                           ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $8.48     $9.13     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.09      0.09      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.45     (0.58)    (0.91)
                           ----     -----     -----
 Total From Investment
            Operations     2.54     (0.49)    (0.85)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)    (0.09)       --
 Distributions from
  Realized Gains......       --     (0.07)       --
 -----                              -----
   Total Dividends and
         Distributions    (0.07)    (0.16)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............   $10.95     $8.48     $9.13
                         ======     =====     =====
Total Return..........    30.23%    (5.61)%   (8.24)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11        $8        $9
 Ratio of Expenses to
  Average Net Assets..     0.15%     0.15%     0.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.03%     0.95%     0.90%/(f)/
 Portfolio Turnover
  Rate................     41.4%     48.5%     63.4%/(f)/

                           2003      2002     2001/(D)/
                           ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $8.60     $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07      0.04      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.49     (0.55)    (1.14)
                           ----     -----     -----
 Total From Investment
            Operations     2.56     (0.51)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.07)    (0.02)
 Distributions from
  Realized Gains......       --     (0.07)       --
 -----                              -----
   Total Dividends and
         Distributions    (0.05)    (0.14)    (0.02)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $11.11     $8.60     $9.25
                         ======     =====     =====
Total Return..........    29.93%    (5.78)%   (9.44)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,280    $7,173    $1,164
 Ratio of Expenses to
  Average Net Assets..     0.41%     0.41%     0.41%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.77%     0.69%     0.64%/(f)/
 Portfolio Turnover
  Rate................     41.4%     48.5%     63.4%/(f)/

                           2003      2002     2001/(D)/
                           ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $8.59     $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06      0.06      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.48     (0.59)    (1.10)
                           ----     -----     -----
 Total From Investment
            Operations     2.54     (0.53)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)    (0.06)    (0.02)
 Distributions from
  Realized Gains......       --     (0.07)       --
 -----                              -----
   Total Dividends and
         Distributions    (0.04)    (0.13)    (0.02)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $11.09     $8.59     $9.25
                         ======     =====     =====
Total Return..........    29.70%    (5.99)%   (9.44)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,607    $1,087    $1,157
 Ratio of Expenses to
  Average Net Assets..     0.53%     0.52%     0.53%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.67%     0.58%     0.52%/(f)/
 Portfolio Turnover
  Rate................     41.4%     48.5%     63.4%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b)/ Total return is calculated without the contingent deferred sales charge. /(c)/ Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.  Expense limits were increased
       on March 1, 2003.
/(d)/ Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.32 per share from December 1, 2000 through December 5,
  2000.    / /
/(e)/ Total return amounts have not been annualized.
/(f)/ Computed on an annualized basis.
/(g)/ Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002    2001/(E)/
                           ----      ----    ----
MIDCAP VALUE FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.73     $9.96   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06      0.06     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.03      0.03    (0.24)
                           ----      ----    -----
 Total From Investment
            Operations     2.09      0.09    (0.20)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.05)   (0.02)
 Distributions from
  Realized Gains......       --     (0.27)      --
  ----
   Total Dividends and
         Distributions    (0.05)    (0.32)   (0.02)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $11.77     $9.73    $9.96
                         ======     =====    =====
Total Return..........    21.64%     0.61%   (1.62)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,024    $1,223   $1,246
 Ratio of Expenses to
  Average Net Assets..     1.20%     1.21%    1.22%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.22%     1.22%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.58%     0.50%    0.47%/(g)/
 Portfolio Turnover
  Rate................    186.5%    172.2%   122.3%/(g)/

                           2003      2002    2001/(E)/
                           ----      ----    ----
MIDCAP VALUE FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.72     $9.95   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.05      0.05     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.07      0.02    (0.24)
                           ----      ----    -----
 Total From Investment
            Operations     2.12      0.07    (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)    (0.03)   (0.02)
 Distributions from
  Realized Gains......       --     (0.27)      --
  ----
   Total Dividends and
         Distributions    (0.04)    (0.30)   (0.02)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $11.80     $9.72    $9.95
                         ======     =====    =====
Total Return..........    21.86%     0.44%   (1.72)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $89      $704   $1,245
 Ratio of Expenses to
  Average Net Assets..     1.36%     1.39%    1.40%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.40%     1.40%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.45%     0.32%    0.29%/(g)/
 Portfolio Turnover
  Rate................    186.5%    172.2%   122.3%/(g)/

                           2003      2002    2001/(H)/
                           ----      ----    ----
MIDCAP VALUE FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.68     $9.91   $10.49
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01      0.01       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.01      0.04    (0.58)
                           ----      ----    -----
 Total From Investment
            Operations     2.02      0.05    (0.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.01)      --
 Distributions from
  Realized Gains......       --     (0.27)      --
  ----
   Total Dividends and
         Distributions    (0.02)    (0.28)      --
  ----                    -----     -----
Net Asset Value, End
 of Period............   $11.68     $9.68    $9.91
                         ======     =====    =====
Total Return /(c)/ ...    20.88%     0.24%   (5.17)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $47,750   $20,879   $3,090
 Ratio of Expenses to
  Average Net Assets..     1.70%     1.58%    1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.77%     1.60%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.06%     0.13%    0.04%/(g)/
 Portfolio Turnover
  Rate................    186.5%    172.2%   122.3%/(g)/

                           2003      2002    2001/(H)/
                           ----      ----    ----
MIDCAP VALUE FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.73     $9.96   $10.49
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08      0.11     0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.07      0.04    (0.60)
                           ----      ----    -----
 Total From Investment
            Operations     2.15      0.15    (0.53)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)    (0.11)      --
 Distributions from
  Realized Gains......       --     (0.27)      --
  ----
   Total Dividends and
         Distributions    (0.11)    (0.38)      --
                          -----     -----       --
Net Asset Value, End
 of Period............   $11.77     $9.73    $9.96
                         ======     =====    =====
Total Return..........    22.33%     1.19%   (4.69)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $92        $9       $9
 Ratio of Expenses to
  Average Net Assets..     0.65%     0.64%    0.65%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.65%     0.65%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%     1.08%    0.99%/(g)/
 Portfolio Turnover
  Rate................    186.5%    172.2%   122.3%/(g)/

                           2003      2002    2001/(E)/
                           ----      ----    ----
MIDCAP VALUE FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.77    $10.00   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11      0.16     0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.94     (0.04)   (0.27)
                           ----     -----    -----
 Total From Investment
            Operations     2.05      0.12    (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)    (0.08)   (0.02)
 Distributions from
  Realized Gains......       --     (0.27)      --
  ----
   Total Dividends and
         Distributions    (0.08)    (0.35)   (0.02)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $11.74     $9.77   $10.00
                         ======     =====   ======
Total Return..........    21.21%     0.92%   (1.23)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $95      $709   $1,250
 Ratio of Expenses to
  Average Net Assets..     0.88%     0.90%    0.91%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.91%     0.91%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.94%     0.81%    0.82%/(g)/
 Portfolio Turnover
  Rate................    186.5%    172.2%   122.3%/(g)/

                           2003      2002    2001/(E)/
                           ----      ----    ----
MIDCAP VALUE FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.76     $9.98   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.10      0.11     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.90      0.01    (0.24)
                           ----      ----    -----
 Total From Investment
            Operations     2.00      0.12    (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)    (0.07)   (0.02)
 Distributions from
  Realized Gains......       --     (0.27)      --
  ----
   Total Dividends and
         Distributions    (0.07)    (0.34)   (0.02)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $11.69     $9.76    $9.98
                         ======     =====    =====
Total Return..........    20.68%     0.91%   (1.43)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $37      $708   $1,248
 Ratio of Expenses to
  Average Net Assets..     0.99%     1.01%    1.03%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.03%     1.02%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.85%     0.70%    0.66%/(g)/
 Portfolio Turnover
  Rate................    186.5%    172.2%   122.3%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 29, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.05 per share from February 27, 2001 through February 28, 2001.
/ /
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002    2001/(D)/
                           ----      ----    ----
MONEY MARKET FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $1.000    $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.003     0.011    0.035
                          -----     -----    -----
 Total From Investment
            Operations    0.003     0.011    0.035
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.003)   (0.011)  (0.035)
                         ------    ------   ------
   Total Dividends and
         Distributions   (0.003)   (0.011)  (0.035)
                         ------    ------   ------
Net Asset Value, End
 of Period............   $1.000    $1.000   $1.000
                         ======    ======   ======
Total Return..........     0.32%     1.06%    3.59%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,581    $2,070     $100
 Ratio of Expenses to
  Average Net Assets..     0.97%     0.97%    0.97%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.97%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.29%     0.91%    3.92%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
MONEY MARKET FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $1.000    $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.002     0.009    0.034
                          -----     -----    -----
 Total From Investment
            Operations    0.002     0.009    0.034
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.002)   (0.009)  (0.034)
                         ------    ------   ------
   Total Dividends and
         Distributions   (0.002)   (0.009)  (0.034)
                         ------    ------   ------
Net Asset Value, End
 of Period............   $1.000    $1.000   $1.000
                         ======    ======   ======
Total Return..........     0.16%     0.88%    3.44%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,494      $564     $667
 Ratio of Expenses to
  Average Net Assets..     1.13%     1.15%    1.15%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.15%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     0.88%    3.14%/(f)/

                           2003      2002    2001/(G)/
                           ----      ----    ----
MONEY MARKET FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $1.000    $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.001     0.007    0.021
                          -----     -----    -----
 Total From Investment
            Operations    0.001     0.007    0.021
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.001)   (0.007)  (0.021)
                         ------    ------   ------
   Total Dividends and
         Distributions   (0.001)   (0.007)  (0.021)
                         ------    ------   ------
Net Asset Value, End
 of Period............   $1.000    $1.000   $1.000
                         ======    ======   ======
Total Return /(c)/ ...     0.06%     0.68%    2.12%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $95,332   $36,795   $7,269
 Ratio of Expenses to
  Average Net Assets..     1.21%     1.35%    1.31%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.54%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.04%     0.59%    2.48%/(f)/

                           2003      2002    2001/(G)/
                           ----      ----    ----
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $1.000    $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.009     0.016    0.027
                          -----     -----    -----
 Total From Investment
            Operations    0.009     0.016    0.027
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.009)   (0.016)  (0.027)
                         ------    ------   ------
   Total Dividends and
         Distributions   (0.009)   (0.016)  (0.027)
                         ------    ------   ------
Net Asset Value, End
 of Period............   $1.000    $1.000   $1.000
                         ======    ======   ======
Total Return..........     0.89%     1.64%    2.71%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $23,684    $1,522     $186
 Ratio of Expenses to
  Average Net Assets..     0.40%     0.40%    0.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.78%     1.53%    3.39%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
MONEY MARKET FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $1.000    $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.006     0.014    0.038
                          -----     -----    -----
 Total From Investment
            Operations    0.006     0.014    0.038
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.006)   (0.014)  (0.038)
                         ------    ------   ------
   Total Dividends and
         Distributions   (0.006)   (0.014)  (0.038)
                         ------    ------   ------
Net Asset Value, End
 of Period............   $1.000    $1.000   $1.000
                         ======    ======   ======
Total Return..........     0.64%     1.38%    3.90%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,431    $1,949   $4,700
 Ratio of Expenses to
  Average Net Assets..     0.66%     0.66%    0.66%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.55%     1.39%    4.23%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
MONEY MARKET FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $1.000    $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.005     0.013    0.037
                          -----     -----    -----
 Total From Investment
            Operations    0.005     0.013    0.037
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.005)   (0.013)  (0.037)
                         ------    ------   ------
   Total Dividends and
         Distributions   (0.005)  (0.013)   (0.037)
                         ------   ------    ------
Net Asset Value, End
 of Period............   $1.000    $1.000   $1.000
                         ======    ======   ======
Total Return..........     0.49%     1.26%    3.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10       $10     $100
 Ratio of Expenses to
  Average Net Assets..     0.63%     0.77%    0.78%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.78%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.37%     1.25%    4.11%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares recognized $.001 of net investment income per share, all of which was distributed, during the period November 28, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003       2002      2001/(E)/
                            ----       ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $8.14      $9.07     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05       0.04       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.17      (0.95)     (1.36)
                            ----      -----      -----
 Total From Investment
            Operations      1.22      (0.91)     (1.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.02)     (0.02)
   ----                               -----      -----
   Total Dividends and
         Distributions        --      (0.02)     (0.02)
   ----                               -----      -----
Net Asset Value, End
 of Period............     $9.36      $8.14      $9.07
                           =====      =====      =====
Total Return..........     14.99%    (10.11)%   (11.96)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $12,025     $1,075       $907
 Ratio of Expenses to
  Average Net Assets..      1.32%      1.31%      1.32%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.32%      1.32%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.57%      0.64%      0.52%/(g)/
 Portfolio Turnover
  Rate................      41.7%      71.9%      59.4%/(g)/

                            2003       2002      2001/(E)/
                            ----       ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $8.12      $9.04     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04       0.02       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.17      (0.94)     (1.38)
                            ----      -----      -----
 Total From Investment
            Operations      1.21      (0.92)     (1.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --         --      (0.02)
   ----                                          -----
   Total Dividends and
         Distributions        --         --      (0.02)
   ----                                          -----
Net Asset Value, End
 of Period............     $9.33      $8.12      $9.04
                           =====      =====      =====
Total Return..........     14.90%    (10.18)%   (12.16)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $11,290     $1,385       $924
 Ratio of Expenses to
  Average Net Assets..      1.50%      1.48%      1.50%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.50%      1.50%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.42%      0.47%      0.34%/(g)/
 Portfolio Turnover
  Rate................      41.7%      71.9%      59.4%/(g)/

                            2003       2002      2001/(H)/
                            ----       ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.05      $8.99     $10.15
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01       0.05         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.16      (0.99)     (1.16)
                            ----      -----      -----
 Total From Investment
            Operations      1.17      (0.94)     (1.16)
                            ----      -----      -----
Net Asset Value, End
 of Period............     $9.22      $8.05      $8.99
                           =====      =====      =====
Total Return /(c)/ ...     14.53%    (10.46)%   (11.25)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $20,880     $5,315       $559
 Ratio of Expenses to
  Average Net Assets..      1.70%      1.68%      1.67%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.92%      1.70%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.17%      0.24%      0.10%/(g)/
 Portfolio Turnover
  Rate................      41.7%      71.9%      59.4%/(g)/

                            2003       2002      2001/(E)/
                            ----       ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $8.17      $9.11     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10       0.06       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.17      (0.93)     (1.34)
                            ----      -----      -----
 Total From Investment
            Operations      1.27      (0.87)     (1.27)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)     (0.07)     (0.02)
                           -----      -----      -----
   Total Dividends and
         Distributions     (0.04)     (0.07)     (0.02)
                           -----      -----      -----
Net Asset Value, End
 of Period............     $9.40      $8.17      $9.11
                           =====      =====      =====
Total Return..........     15.68%     (9.66)%   (11.57)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $289,273   $138,527    $15,058
 Ratio of Expenses to
  Average Net Assets..      0.74%      0.73%      0.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.75%      0.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.13%      1.23%      1.15%/(g)/
 Portfolio Turnover
  Rate................      41.7%      71.9%      59.4%/(g)/

                            2003       2002      2001/(E)/
                            ----       ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $8.15      $9.08     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08       0.04       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.17      (0.92)     (1.37)
                            ----      -----      -----
 Total From Investment
            Operations      1.25      (0.88)     (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)     (0.05)     (0.02)
                           -----      -----      -----
   Total Dividends and
         Distributions     (0.02)     (0.05)     (0.02)
                           -----      -----      -----
Net Asset Value, End
 of Period............     $9.38      $8.15      $9.08
                           =====      =====      =====
Total Return..........     15.42%     (9.82)%   (11.86)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,346     $3,811       $909
 Ratio of Expenses to
  Average Net Assets..      1.00%      0.99%      1.01%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.01%      1.01%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.89%      0.96%      0.83%/(g)/
 Portfolio Turnover
  Rate................      41.7%      71.9%      59.4%/(g)/

                            2003       2002      2001/(E)/
                            ----       ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $8.15      $9.08     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.07       0.07       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.19      (0.97)     (1.36)
                            ----      -----      -----
 Total From Investment
            Operations      1.26      (0.90)     (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.03)     (0.02)
                           -----      -----      -----
   Total Dividends and
         Distributions     (0.01)     (0.03)     (0.02)
                           -----      -----      -----
Net Asset Value, End
 of Period............     $9.40      $8.15      $9.08
                           =====      =====      =====
Total Return..........     15.53%     (9.93)%   (11.86)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,132       $816       $908
 Ratio of Expenses to
  Average Net Assets..      1.12%      1.11%      1.13%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.13%      1.12%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.78%      0.83%      0.71%/(g)/
 Portfolio Turnover
  Rate................      41.7%      71.9%      59.4%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each incurred an unrealized gain of $.40 per share from November 29, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.13 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003     2002      2001/(F)/
                           ----     ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $6.06    $7.59     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.04     0.03       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.09    (1.52)     (2.61)
                           ----    -----      -----
 Total From Investment
            Operations     1.13    (1.49)     (2.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)   (0.04)     (0.01)
                          -----    -----      -----
   Total Dividends and
         Distributions    (0.03)   (0.04)     (0.01)
                          -----    -----      -----
Net Asset Value, End
 of Period............    $7.16    $6.06      $7.59
                          =====    =====      =====
Total Return..........    18.75%  (19.78)%   (23.88)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,887   $1,285       $949
 Ratio of Expenses to
  Average Net Assets..     1.01%    1.02%      1.02%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.02%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.62%    0.51%      0.42%/(h)/
 Portfolio Turnover
  Rate................     82.9%    89.4%      71.7%/(h)/

                           2003     2002      2001/(F)/
                           ----     ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $6.05    $7.57     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.03     0.02       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.09    (1.52)     (2.62)
                           ----    -----      -----
 Total From Investment
            Operations     1.12    (1.50)     (2.60)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)   (0.02)     (0.01)
                          -----    -----      -----
   Total Dividends and
         Distributions    (0.02)   (0.02)     (0.01)
                          -----    -----      -----
Net Asset Value, End
 of Period............    $7.15    $6.05      $7.57
                          =====    =====      =====
Total Return..........    18.57%  (19.84)%   (24.08)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,169     $757       $948
 Ratio of Expenses to
  Average Net Assets..     1.20%    1.20%      1.20%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.20%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.41%    0.30%      0.25%/(h)/
 Portfolio Turnover
  Rate................     82.9%    89.4%      71.7%/(h)/

                           2003     2002      2001/(I)/
                           ----     ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $6.00    $7.51      $8.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.01     0.01         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.08    (1.51)     (1.37)
                           ----    -----      -----
 Total From Investment
            Operations     1.09    (1.50)     (1.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)   (0.01)        --
 ----                     -----    -----
   Total Dividends and
         Distributions    (0.01)   (0.01)        --
 ----                     -----    -----
Net Asset Value, End
 of Period............    $7.08    $6.00      $7.51
                          =====    =====      =====
Total Return /(d)/ ...    18.16%  (20.02)%   (15.52)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,775   $8,756     $2,572
 Ratio of Expenses to
  Average Net Assets..     1.44%    1.40%      1.36%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...     1.50%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.19%    0.12%      0.02%/(h)/
 Portfolio Turnover
  Rate................     82.9%    89.4%      71.7%/(h)/

                           2003     2002      2001/(I)/
                           ----     ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $6.03    $7.55      $8.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.08     0.07       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.09    (1.51)     (1.38)
                           ----    -----      -----
 Total From Investment
            Operations     1.17    (1.44)     (1.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)   (0.08)        --
 ----                     -----    -----
   Total Dividends and
         Distributions    (0.07)   (0.08)        --
 ----                     -----    -----
Net Asset Value, End
 of Period............    $7.13    $6.03      $7.55
                          =====    =====      =====
Total Return..........    19.52%  (19.29)%   (15.07)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $8       $7         $8
 Ratio of Expenses to
  Average Net Assets..     0.44%    0.45%      0.45%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     0.45%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.21%    1.05%      0.96%/(h)/
 Portfolio Turnover
  Rate................     82.9%    89.4%      71.7%/(h)/

                           2003     2002      2001/(F)/
                           ----     ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $6.08    $7.62     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.06     0.03       0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.09    (1.51)     (2.64)
                           ----    -----      -----
 Total From Investment
            Operations     1.15    (1.48)     (2.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)   (0.06)     (0.01)
                          -----    -----      -----
   Total Dividends and
         Distributions    (0.05)   (0.06)     (0.01)
                          -----    -----      -----
Net Asset Value, End
 of Period............    $7.18    $6.08      $7.62
                          =====    =====      =====
Total Return..........    19.05%  (19.59)%   (23.58)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,930   $1,498       $952
 Ratio of Expenses to
  Average Net Assets..     0.70%    0.71%      0.71%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     0.71%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.92%    0.84%      0.66%/(h)/
 Portfolio Turnover
  Rate................     82.9%    89.4%      71.7%/(h)/

                           2003     2002      2001/(F)/
                           ----     ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $6.07    $7.60     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.05     0.05       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.09    (1.53)     (2.61)
                           ----    -----      -----
 Total From Investment
            Operations     1.14    (1.48)     (2.57)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)   (0.05)     (0.01)
                          -----    -----      -----
   Total Dividends and
         Distributions    (0.04)   (0.05)     (0.01)
                          -----    -----      -----
Net Asset Value, End
 of Period............    $7.17    $6.07      $7.60
                          =====    =====      =====
Total Return..........    18.94%  (19.60)%   (23.78)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $897     $759       $950
 Ratio of Expenses to
  Average Net Assets..     0.82%    0.82%      0.83%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     0.83%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.82%    0.67%      0.61%/(h)/
 Portfolio Turnover
  Rate................     82.9%    89.4%      71.7%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective September 26, 2002, LargeCap Blend Fund changed its name to
  Partners LargeCap Blend Fund I.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Total return is calculated without the contingent deferred sales charge. /(e) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 28, 2000 through December 5, 2000.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.11 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2003/(E)/
                         ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.02
                          ----
 Total From Investment
            Operations    1.97
                          ----
Net Asset Value, End
 of Period............  $11.97
                        ======
Total Return..........   19.70%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $120
 Ratio of Expenses to
  Average Net Assets..    1.54%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.57%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.51)%/(g)/
 Portfolio Turnover
  Rate................    64.8%/(g)/

                         2003/(E)/
                         ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.01
                          ----
 Total From Investment
            Operations    1.95
                          ----
Net Asset Value, End
 of Period............  $11.95
                        ======
Total Return..........   19.50%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $119
 Ratio of Expenses to
  Average Net Assets..    1.72%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.75%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.69)%/(g)/
 Portfolio Turnover
  Rate................    64.8%/(g)/

                         2003/(E)/
                         ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.09)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.02
                          ----
 Total From Investment
            Operations    1.93
                          ----
Net Asset Value, End
 of Period............  $11.93
                        ======
Total Return /(c)/ ...   19.30%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,609
 Ratio of Expenses to
  Average Net Assets..    1.94%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...    6.94%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.95)%/(g)/
 Portfolio Turnover
  Rate................    64.8%/(g)/

                         2003/(E)/
                         ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.02
                          ----
 Total From Investment
            Operations    2.03
                          ----
Net Asset Value, End
 of Period............  $12.03
                        ======
Total Return..........   20.30%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,414
 Ratio of Expenses to
  Average Net Assets..    0.97%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.00%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.06%/(g)/
 Portfolio Turnover
  Rate................    64.8%/(g)/

                         2003/(E)/
                         ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.02
                          ----
 Total From Investment
            Operations    2.00
                          ----
Net Asset Value, End
 of Period............  $12.00
                        ======
Total Return..........   20.00%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $120
 Ratio of Expenses to
  Average Net Assets..    1.23%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.26%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.20)%/(g)/
 Portfolio Turnover
  Rate................    64.8%/(g)/

                         2003/(E)/
                         ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.02
                          ----
 Total From Investment
            Operations    1.99
                          ----
Net Asset Value, End
 of Period............  $11.99
                        ======
Total Return..........   19.90%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $120
 Ratio of Expenses to
  Average Net Assets..    1.35%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.32)%/(g)/
 Portfolio Turnover
  Rate................    64.8%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.
/(e) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003        2002      2001/(E)/
                            ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $6.11       $7.45     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.01)       0.02      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.89       (1.36)     (2.81)
                            ----       -----      -----
 Total From Investment
            Operations      0.88       (1.34)     (2.84)
                            ----       -----      -----
Net Asset Value, End
 of Period............     $6.99       $6.11      $7.45
                           =====       =====      =====
Total Return..........     14.40%     (17.99)%   (26.06)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,390      $4,903       $745
 Ratio of Expenses to
  Average Net Assets..      1.32%       1.32%      1.32%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.32%         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.21)%     (0.35)%    (0.48)%/(g)/
 Portfolio Turnover
  Rate................     130.9%      182.9%     104.8%/(g)/

                            2003        2002      2001/(E)/
                            ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $5.99       $7.43     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.02)       0.01      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.88       (1.45)     (2.82)
                            ----       -----      -----
 Total From Investment
            Operations      0.86       (1.44)     (2.86)
                            ----       -----      -----
Net Asset Value, End
 of Period............     $6.85       $5.99      $7.43
                           =====       =====      =====
Total Return..........     14.36%     (19.38)%   (26.26)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $16,776      $1,858       $811
 Ratio of Expenses to
  Average Net Assets..      1.50%       1.50%      1.50%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.50%         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.38)%     (0.51)%    (0.66)%/(g)/
 Portfolio Turnover
  Rate................     130.9%      182.9%     104.8%/(g)/

                            2003        2002      2001/(H)/
                            ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $5.89       $7.31      $8.58
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.05)      (0.02)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.86       (1.40)     (1.25)
                            ----       -----      -----
 Total From Investment
            Operations      0.81       (1.42)     (1.27)
                            ----       -----      -----
Net Asset Value, End
 of Period............     $6.70       $5.89      $7.31
                           =====       =====      =====
Total Return /(c)/ ...     13.75%     (19.43)%   (15.00)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $9,744      $4,306     $1,050
 Ratio of Expenses to
  Average Net Assets..      1.89%       1.70%      1.68%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.27%         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.76)%     (0.73)%    (0.84)%/(g)/
 Portfolio Turnover
  Rate................     130.9%      182.9%     104.8%/(g)/

                            2003        2002      2001/(E)/
                            ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $6.09       $7.50     $10.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.02          --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.90       (1.41)     (2.80)
                            ----       -----      -----
 Total From Investment
            Operations      0.92       (1.41)     (2.80)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)         --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.01)         --         --
  -----                    -----
Net Asset Value, End
 of Period............     $7.00       $6.09      $7.50
                           =====       =====      =====
Total Return..........     15.14%     (18.80)%   (25.63)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $513,520    $289,691    $11,239
 Ratio of Expenses to
  Average Net Assets..      0.75%       0.75%      0.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.75%         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.39%       0.25%     (0.01)%/(g)/
 Portfolio Turnover
  Rate................     130.9%      182.9%     104.8%/(g)/

                            2003        2002      2001/(E)/
                            ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $6.06       $7.47     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01        0.01      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.89       (1.42)     (2.81)
                            ----       -----      -----
 Total From Investment
            Operations      0.90       (1.41)     (2.82)
                            ----       -----      -----
Net Asset Value, End
 of Period............     $6.96       $6.06      $7.47
                           =====       =====      =====
Total Return..........     14.85%     (18.88)%   (25.93)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $23,056     $14,373       $747
 Ratio of Expenses to
  Average Net Assets..      1.01%       1.01%      1.01%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.01%         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.13%       0.05%     (0.17)%/(g)/
 Portfolio Turnover
  Rate................     130.9%      182.9%     104.8%/(g)/

                            2003        2002      2001/(E)/
                            ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $6.04       $7.46     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --       (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.88       (1.41)     (2.81)
                            ----       -----      -----
 Total From Investment
            Operations      0.88       (1.42)     (2.83)
                            ----       -----      -----
Net Asset Value, End
 of Period............     $6.92       $6.04      $7.46
                           =====       =====      =====
Total Return..........     14.57%     (19.03)%   (25.96)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,825        $778       $746
 Ratio of Expenses to
  Average Net Assets..      1.13%       1.12%      1.13%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.13%         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.01%      (0.18)%    (0.29)%/(g)/
 Portfolio Turnover
  Rate................     130.9%      182.9%     104.8%/(g)/


See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.29, $.29, $.30, $.29 and $.29 per share, respectively, from November 28, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002      2001/(D)/
                           ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $6.12     $7.41     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)    (0.05)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.10     (1.24)     (3.21)
                           ----     -----      -----
 Total From Investment
            Operations     1.06     (1.29)     (3.26)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $7.18     $6.12      $7.41
                          =====     =====      =====
Total Return..........    17.32%   (17.41)%   (29.46)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,761      $613       $741
 Ratio of Expenses to
  Average Net Assets..     1.57%     1.57%      1.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.60)%   (0.64)%    (0.75)%/(f)/
 Portfolio Turnover
  Rate................    193.9%    176.7%     153.6%/(f)/

                           2003      2002      2001/(D)/
                           ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $6.10     $7.39     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)    (0.06)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.09     (1.23)     (3.22)
                           ----     -----      -----
 Total From Investment
            Operations     1.04     (1.29)     (3.28)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $7.14     $6.10      $7.39
                          =====     =====      =====
Total Return..........    17.05%   (17.46)%   (29.65)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,835      $611       $741
 Ratio of Expenses to
  Average Net Assets..     1.75%     1.75%      1.75%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.74)%   (0.82)%    (0.93)%/(f)/
 Portfolio Turnover
  Rate................    193.9%    176.7%     153.6%/(f)/

                           2003      2002      2001/(G)/
                           ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.99     $7.27      $8.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.06)    (0.21)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.07     (1.07)     (1.08)
                           ----     -----      -----
 Total From Investment
            Operations     1.01     (1.28)     (1.10)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $7.00     $5.99      $7.27
                          =====     =====      =====
Total Return /(b)/ ...    16.86%   (17.61)%   (13.76)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,234    $2,425       $688
 Ratio of Expenses to
  Average Net Assets..     1.95%     1.95%      1.93%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.97%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.93)%   (1.01)%    (1.15)%/(f)/
 Portfolio Turnover
  Rate................    193.9%    176.7%     153.6%/(f)/

                           2003      2002      2001/(D)/
                           ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $6.19     $7.44     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --        --      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.11     (1.25)     (3.21)
                           ----     -----      -----
 Total From Investment
            Operations     1.11     (1.25)     (3.23)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $7.30     $6.19      $7.44
                          =====     =====      =====
Total Return..........    17.93%   (16.80)%   (29.18)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $56,784    $3,266     $3,193
 Ratio of Expenses to
  Average Net Assets..     1.00%     1.00%      1.00%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.05)%   (0.07)%    (0.23)%/(f)/
 Portfolio Turnover
  Rate................    193.9%    176.7%     153.6%/(f)/

                           2003      2002      2001/(D)/
                           ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $6.15     $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)    (0.01)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.11     (1.26)     (3.22)
                           ----     -----      -----
 Total From Investment
            Operations     1.10     (1.27)     (3.25)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $7.25     $6.15      $7.42
                          =====     =====      =====
Total Return..........    17.89%   (17.12)%   (29.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $974      $843       $743
 Ratio of Expenses to
  Average Net Assets..     1.26%     1.26%      1.26%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.23)%   (0.33)%    (0.44)%/(f)/
 Portfolio Turnover
  Rate................    193.9%    176.7%     153.6%/(f)/

                           2003      2002      2001/(D)/
                           ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $6.14     $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)    (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.10     (1.25)     (3.21)
                           ----     -----      -----
 Total From Investment
            Operations     1.08     (1.28)     (3.25)
                           ----     -----      -----
Net Asset Value, End
 of Period............    $7.22     $6.14      $7.42
                          =====     =====      =====
Total Return..........    17.59%   (17.25)%   (29.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $723      $615       $742
 Ratio of Expenses to
  Average Net Assets..     1.38%     1.37%      1.38%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.35)%   (0.44)%    (0.56)%/(f)/
 Portfolio Turnover
  Rate................    193.9%    176.7%     153.6%/(f)/


See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional and Preferred classes of shares each recognized $.01 of net investment income per share from November 30, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.67, $.67, $.66, $.66 and $.67 per share, respectively, during the initial interim period.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003       2002      2001/(E)/
                            ----       ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $9.57     $10.41     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13      (0.01)      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.98      (0.79)     (0.05)
                            ----      -----      -----
 Total From Investment
            Operations      2.11      (0.80)      0.04
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)        --      (0.03)
 Distributions from
  Realized Gains......        --      (0.04)        --
  -----                               -----
   Total Dividends and
         Distributions     (0.04)     (0.04)     (0.03)
                           -----      -----      -----
Net Asset Value, End
 of Period............    $11.64      $9.57     $10.41
                          ======      =====     ======
Total Return..........     22.16%     (7.73)%     1.92%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $12,058     $2,797     $1,043
 Ratio of Expenses to
  Average Net Assets..      1.34%      1.37%      1.37%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.37%      1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.21%      0.99%      1.03%/(g)/
 Portfolio Turnover
  Rate................      16.2%       7.8%      19.5%/(g)/

                            2003       2002      2001/(E)/
                            ----       ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $9.33     $10.40     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.11      (0.02)      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.94      (1.01)     (0.05)
                            ----      -----      -----
 Total From Investment
            Operations      2.05      (1.03)      0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)        --      (0.03)
 Distributions from
  Realized Gains......        --      (0.04)        --
  -----                               -----
   Total Dividends and
         Distributions     (0.03)     (0.04)     (0.03)
                           -----      -----      -----
Net Asset Value, End
 of Period............    $11.35      $9.33     $10.40
                          ======      =====     ======
Total Return..........     21.99%     (9.96)%     1.82%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $12,287     $4,013     $1,041
 Ratio of Expenses to
  Average Net Assets..      1.52%      1.55%      1.55%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.55%      1.55%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%      0.90%      0.85%/(g)/
 Portfolio Turnover
  Rate................      16.2%       7.8%      19.5%/(g)/

                            2003       2002      2001/(H)/
                            ----       ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $9.33     $10.42     $10.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08       0.02       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.94      (1.07)     (0.41)
                            ----      -----      -----
 Total From Investment
            Operations      2.02      (1.05)     (0.40)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)        --         --
 Distributions from
  Realized Gains......        --      (0.04)        --
  -----                               -----
   Total Dividends and
         Distributions     (0.01)     (0.04)        --
  ----                     -----      -----
Net Asset Value, End
 of Period............    $11.34      $9.33     $10.42
                          ======      =====     ======
Total Return /(c)/ ...     21.64%    (10.13)%    (3.43)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $16,843     $5,816       $708
 Ratio of Expenses to
  Average Net Assets..      1.75%      1.75%      1.72%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.01%      1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.79%      0.68%      0.52%/(g)/
 Portfolio Turnover
  Rate................      16.2%       7.8%      19.5%/(g)/

                            2003       2002      2001/(E)/
                            ----       ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $9.39     $10.45     $10.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.18       0.11       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.95      (1.07)      0.03
                            ----      -----       ----
 Total From Investment
            Operations      2.13      (0.96)      0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)     (0.06)     (0.03)
 Distributions from
  Realized Gains......        --      (0.04)        --
  -----                               -----
   Total Dividends and
         Distributions     (0.10)     (0.10)     (0.03)
                           -----      -----      -----
Net Asset Value, End
 of Period............    $11.42      $9.39     $10.45
                          ======      =====     ======
Total Return..........     22.86%     (9.32)%     2.21%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $964,633   $441,889    $23,921
 Ratio of Expenses to
  Average Net Assets..      0.77%      0.80%      0.80%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.80%      0.80%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.79%      1.59%      1.33%/(g)/
 Portfolio Turnover
  Rate................      16.2%       7.8%      19.5%/(g)/

                            2003       2002      2001/(E)/
                            ----       ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $9.40     $10.44     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.16         --       0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.94      (0.97)     (0.05)
                            ----      -----      -----
 Total From Investment
            Operations      2.10      (0.97)      0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)     (0.03)     (0.03)
 Distributions from
  Realized Gains......        --      (0.04)        --
  -----                               -----
   Total Dividends and
         Distributions     (0.07)     (0.07)     (0.03)
                           -----      -----      -----
Net Asset Value, End
 of Period............    $11.43      $9.40     $10.44
                          ======      =====     ======
Total Return..........     22.52%     (9.37)%     2.12%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $25,399    $10,021     $1,045
 Ratio of Expenses to
  Average Net Assets..      1.03%      1.06%      1.06%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.06%      1.06%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.53%      1.44%      1.34%/(g)/
 Portfolio Turnover
  Rate................      16.2%       7.8%      19.5%/(g)/

                            2003       2002      2001/(E)/
                            ----       ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $9.38     $10.43     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.15       0.12       0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.92      (1.11)     (0.05)
                            ----      -----      -----
 Total From Investment
            Operations      2.07      (0.99)      0.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)     (0.02)     (0.03)
 Distributions from
  Realized Gains......        --      (0.04)        --
  -----                               -----
   Total Dividends and
         Distributions     (0.06)     (0.06)     (0.03)
                           -----      -----      -----
Net Asset Value, End
 of Period............    $11.39      $9.38     $10.43
                          ======      =====     ======
Total Return..........     22.21%     (9.59)%     2.12%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $992       $979     $1,044
 Ratio of Expenses to
  Average Net Assets..      1.15%      1.17%      1.18%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.18%      1.17%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.42%      1.22%      1.22%/(g)/
 Portfolio Turnover
  Rate................      16.2%       7.8%      19.5%/(g)/


See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.39, $.39, $.40, $.39 and $.39 per share, respectively, from November 27, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2003      2002      2001/(E)/
                          ----      ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $5.30     $6.51     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.09)    (0.05)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.24     (1.16)     (4.58)
                          ----     -----      -----
 Total From Investment
            Operations    2.15     (1.21)     (4.58)
                          ----     -----      -----
Net Asset Value, End
 of Period............   $7.45     $5.30      $6.51
                         =====     =====      =====
Total Return..........   40.57%   (18.59)%   (40.49)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,371    $1,296       $815
 Ratio of Expenses to
  Average Net Assets..    1.56%     1.57%      1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.57%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.33)%   (1.35)%    (1.33)%/(g)/
 Portfolio Turnover
  Rate................   163.3%    225.6%     347.3%/(g)/

                          2003      2002      2001/(E)/
                          ----      ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $5.21     $6.50     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.09)    (0.10)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.18     (1.19)     (4.58)
                          ----     -----      -----
 Total From Investment
            Operations    2.09     (1.29)     (4.59)
                          ----     -----      -----
Net Asset Value, End
 of Period............   $7.30     $5.21      $6.50
                         =====     =====      =====
Total Return..........   40.12%   (19.85)%   (40.53)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,461      $653       $814
 Ratio of Expenses to
  Average Net Assets..    1.74%     1.75%      1.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.75%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.52)%   (1.53)%    (1.51)%/(g)/
 Portfolio Turnover
  Rate................   163.3%    225.6%     347.3%/(g)/

                          2003      2002      2001/(H)/
                          ----      ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $5.03     $6.28      $8.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.10)    (0.09)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.10     (1.16)     (2.03)
                          ----     -----      -----
 Total From Investment
            Operations    2.00     (1.25)     (1.99)
                          ----     -----      -----
Net Asset Value, End
 of Period............   $7.03     $5.03      $6.28
                         =====     =====      =====
Total Return /(c)/ ...   39.76%   (19.90)%   (24.43)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $9,625    $2,648       $663
 Ratio of Expenses to
  Average Net Assets..    1.95%     1.95%      1.90%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...    2.72%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.73)%   (1.72)%    (1.66)%/(g)/
 Portfolio Turnover
  Rate................   163.3%    225.6%     347.3%/(g)/

                          2003      2002      2001/(H)/
                          ----      ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $5.10     $6.31      $8.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.04)    (0.05)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.14     (1.16)     (2.00)
                          ----     -----      -----
 Total From Investment
            Operations    2.10     (1.21)     (1.96)
                          ----     -----      -----
Net Asset Value, End
 of Period............   $7.20     $5.10      $6.31
                         =====     =====      =====
Total Return..........   41.18%   (19.18)%   (24.07)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $8        $6         $7
 Ratio of Expenses to
  Average Net Assets..    0.99%     1.00%      1.00%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.00%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.76)%   (0.78)%    (0.77)%/(g)/
 Portfolio Turnover
  Rate................   163.3%    225.6%     347.3%/(g)/

                          2003      2002      2001/(E)/
                          ----      ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $5.26     $6.52     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.07)    (0.03)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.24     (1.23)     (4.52)
                          ----     -----      -----
 Total From Investment
            Operations    2.17     (1.26)     (4.57)
                          ----     -----      -----
Net Asset Value, End
 of Period............   $7.43     $5.26      $6.52
                         =====     =====      =====
Total Return..........   41.25%   (19.33)%   (40.40)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $7,384    $1,155       $815
 Ratio of Expenses to
  Average Net Assets..    1.24%     1.26%      1.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.26%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.03)%   (1.04)%    (1.00)%/(g)/
 Portfolio Turnover
  Rate................   163.3%    225.6%     347.3%/(g)/

                          2003      2002      2001/(E)/
                          ----      ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $5.25     $6.52     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.07)    (0.07)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.20     (1.20)     (4.58)
                          ----     -----      -----
 Total From Investment
            Operations    2.13     (1.27)     (4.57)
                          ----     -----      -----
Net Asset Value, End
 of Period............   $7.38     $5.25      $6.52
                         =====     =====      =====
Total Return..........   40.57%   (19.48)%   (40.40)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $408      $657       $816
 Ratio of Expenses to
  Average Net Assets..    1.37%     1.37%      1.38%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.38%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.14)%   (1.15)%    (1.14)%/(g)/
 Portfolio Turnover
  Rate................   163.3%    225.6%     347.3%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 29, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $1.09, $1.09, $1.08 and $1.09 per share, respectively, during the initial interim period.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.24 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003       2002     2001/(E)/
                           ----       ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.39      $9.38    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)     (0.03)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.69       0.04     (0.75)
                           ----       ----     -----
 Total From Investment
            Operations     2.64       0.01     (0.75)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --     (0.01)
  ----                                         -----
   Total Dividends and
         Distributions       --         --     (0.01)
  ----                                         -----
Net Asset Value, End
 of Period............   $12.03      $9.39     $9.38
                         ======      =====     =====
Total Return..........    28.12%      0.11%    (6.77)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,305     $1,449      $940
 Ratio of Expenses to
  Average Net Assets..     1.55%      1.57%     1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.57%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.46)%    (0.45)%   (0.12)%/(g)/
 Portfolio Turnover
  Rate................     49.7%      80.0%    224.9%/(g)/

                           2003       2002     2001/(E)/
                           ----       ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.24      $9.37    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)     (0.05)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.65      (0.08)    (0.75)
                           ----      -----     -----
 Total From Investment
            Operations     2.58      (0.13)    (0.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --     (0.01)
  ----                                         -----
   Total Dividends and
         Distributions       --         --     (0.01)
  ----                                         -----
Net Asset Value, End
 of Period............   $11.82      $9.24     $9.37
                         ======      =====     =====
Total Return..........    27.92%     (1.39)%   (6.87)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,962     $1,177      $989
 Ratio of Expenses to
  Average Net Assets..     1.73%      1.75%     1.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.75%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.67)%    (0.64)%   (0.30)%/(g)/
 Portfolio Turnover
  Rate................     49.7%      80.0%    224.9%/(g)/

                           2003       2002     2001/(H)/
                           ----       ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.21      $9.35    $10.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.09)     (0.04)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.63      (0.10)    (0.83)
                           ----      -----     -----
 Total From Investment
            Operations     2.54      (0.14)    (0.85)
                           ----      -----     -----
Net Asset Value, End
 of Period............   $11.75      $9.21     $9.35
                         ======      =====     =====
Total Return /(c)/ ...    27.58%     (1.50)%   (8.15)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,295     $4,573      $891
 Ratio of Expenses to
  Average Net Assets..     1.94%      1.95%     1.92%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     2.49%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.89)%    (0.94)%   (0.48)%/(g)/
 Portfolio Turnover
  Rate................     49.7%      80.0%    224.9%/(g)/

                           2003       2002     2001/(E)/
                           ----       ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.34      $9.43    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01      (0.02)     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.69      (0.04)    (0.73)
                           ----      -----     -----
 Total From Investment
            Operations     2.70      (0.06)    (0.70)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)    (0.01)
 Tax Return of Capital
  Distribution........       --      (0.02)       --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.03)    (0.01)
  ----                               -----     -----
Net Asset Value, End
 of Period............   $12.04      $9.34     $9.43
                         ======      =====     =====
Total Return..........    28.91%     (0.67)%   (6.28)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $78,679    $21,210    $2,956
 Ratio of Expenses to
  Average Net Assets..     0.98%      1.00%     1.00%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.00%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.07%        --      0.44%/(g)/
 Portfolio Turnover
  Rate................     49.7%      80.0%    224.9%/(g)/

                           2003       2002     2001/(E)/
                           ----       ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.33      $9.41    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)     (0.02)     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.67      (0.06)    (0.74)
                           ----      -----     -----
 Total From Investment
            Operations     2.65      (0.08)    (0.72)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --     (0.01)
  ----                                         -----
   Total Dividends and
         Distributions       --         --     (0.01)
  ----                                         -----
Net Asset Value, End
 of Period............   $11.98      $9.33     $9.41
                         ======      =====     =====
Total Return..........    28.40%     (0.83)%   (6.48)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,154     $1,485      $942
 Ratio of Expenses to
  Average Net Assets..     1.24%      1.26%     1.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.26%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.18)%    (0.16)%    0.19%/(g)/
 Portfolio Turnover
  Rate................     49.7%      80.0%    224.9%/(g)/

                           2003       2002     2001/(E)/
                           ----       ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.31      $9.40    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)     (0.02)     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.67      (0.07)    (0.74)
                           ----      -----     -----
 Total From Investment
            Operations     2.64      (0.09)    (0.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --     (0.01)
  ----                                         -----
   Total Dividends and
         Distributions       --         --     (0.01)
  ----                                         -----
Net Asset Value, End
 of Period............   $11.95      $9.31     $9.40
                         ======      =====     =====
Total Return..........    28.36%     (0.96)%   (6.58)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,565       $932      $941
 Ratio of Expenses to
  Average Net Assets..     1.36%      1.37%     1.38%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.38%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.29)%    (0.24)%    0.07%/(g)/
 Portfolio Turnover
  Rate................     49.7%      80.0%    224.9%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional shares recognized $.01 of net investment income per share from November 28, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.14, $.14, $.13, $.14 and $.14 per share, respectively, during the initial interim period.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2003/(C)/
                         ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    3.62
                          ----
 Total From Investment
            Operations    3.56
                          ----
Net Asset Value, End
 of Period............  $13.56
                        ======
Total Return..........   35.60%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $136
 Ratio of Expenses to
  Average Net Assets..    1.54%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.57%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.60)%/(e)/
 Portfolio Turnover
  Rate................   111.5%/(e)/

                         2003/(C)/
                         ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    3.61
                          ----
 Total From Investment
            Operations    3.54
                          ----
Net Asset Value, End
 of Period............  $13.54
                        ======
Total Return..........   35.40%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $135
 Ratio of Expenses to
  Average Net Assets..    1.72%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.75%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.79)%/(e)/
 Portfolio Turnover
  Rate................   111.5%/(e)/

                         2003/(C)/
                         ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    3.62
                          ----
 Total From Investment
            Operations    3.62
                          ----
Net Asset Value, End
 of Period............  $13.62
                        ======
Total Return..........   36.20%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,868
 Ratio of Expenses to
  Average Net Assets..    0.97%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.04)%/(e)/
 Portfolio Turnover
  Rate................   111.5%/(e)/

                         2003/(C)/
                         ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    3.62
                          ----
 Total From Investment
            Operations    3.59
                          ----
Net Asset Value, End
 of Period............  $13.59
                        ======
Total Return..........   35.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $136
 Ratio of Expenses to
  Average Net Assets..    1.23%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.30)%/(e)/
 Portfolio Turnover
  Rate................   111.5%/(e)/

                         2003/(C)/
                         ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    3.62
                          ----
 Total From Investment
            Operations    3.58
                          ----
Net Asset Value, End
 of Period............  $13.58
                        ======
Total Return..........   35.80%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $136
 Ratio of Expenses to
  Average Net Assets..    1.35%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.42)%/(e)/
 Portfolio Turnover
  Rate................   111.5%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2003       2002      2001/(E)/
                           ----       ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $5.08      $7.32      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.08)     (0.04)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.00      (2.20)     (2.42)
                           ----      -----      -----
 Total From Investment
            Operations     1.92      (2.24)     (2.50)
                           ----      -----      -----
Net Asset Value, End
 of Period............    $7.00      $5.08      $7.32
                          =====      =====      =====
Total Return..........    37.80%    (30.60)%   (23.67)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,446     $1,092       $734
 Ratio of Expenses to
  Average Net Assets..     1.66%      1.67%      1.67%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.67%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.45)%    (1.47)%    (1.32)%/(g)/
 Portfolio Turnover
  Rate................    333.6%     110.9%     161.1%/(g)/

                           2003       2002      2001/(E)/
                           ----       ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $5.06      $7.31      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.09)     (0.06)     (0.09)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.99      (2.19)     (2.42)
                           ----      -----      -----
 Total From Investment
            Operations     1.90      (2.25)     (2.51)
                           ----      -----      -----
Net Asset Value, End
 of Period............    $6.96      $5.06      $7.31
                          =====      =====      =====
Total Return..........    37.55%    (30.78)%   (23.77)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,136       $789       $733
 Ratio of Expenses to
  Average Net Assets..     1.84%      1.85%      1.85%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.85%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.63)%    (1.65)%    (1.50)%/(g)/
 Portfolio Turnover
  Rate................    333.6%     110.9%     161.1%/(g)/

                           2003       2002      2001/(H)/
                           ----       ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $4.92      $7.12      $8.28
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.10)     (0.06)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.93      (2.14)     (1.11)
                           ----      -----      -----
 Total From Investment
            Operations     1.83      (2.20)     (1.16)
                           ----      -----      -----
Net Asset Value, End
 of Period............    $6.75      $4.92      $7.12
                          =====      =====      =====
Total Return /(c)/ ...    37.20%    (30.90)%   (13.70)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,932     $1,386       $316
 Ratio of Expenses to
  Average Net Assets..     2.05%      2.05%      2.02%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     3.39%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.85)%    (1.85)%    (1.72)%/(g)/
 Portfolio Turnover
  Rate................    333.6%     110.9%     161.1%/(g)/

                           2003       2002      2001/(E)/
                           ----       ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $5.12      $7.35      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)     (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.03      (2.19)     (2.43)
                           ----      -----      -----
 Total From Investment
            Operations     1.98      (2.23)     (2.47)
                           ----      -----      -----
Net Asset Value, End
 of Period............    $7.10      $5.12      $7.35
                          =====      =====      =====
Total Return..........    38.67%    (30.34)%   (23.36)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $60,637    $91,760     $5,591
 Ratio of Expenses to
  Average Net Assets..     1.09%      1.10%      1.10%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.89)%    (0.90)%    (0.78)%/(g)/
 Portfolio Turnover
  Rate................    333.6%     110.9%     161.1%/(g)/

                           2003       2002      2001/(E)/
                           ----       ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $5.13      $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)     (0.04)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.03      (2.17)     (2.42)
                           ----      -----      -----
 Total From Investment
            Operations     1.96      (2.21)     (2.48)
                           ----      -----      -----
Net Asset Value, End
 of Period............    $7.09      $5.13      $7.34
                          =====      =====      =====
Total Return..........    38.21%    (30.11)%   (23.46)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,682       $931       $735
 Ratio of Expenses to
  Average Net Assets..     1.35%      1.36%      1.36%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.36%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.15)%    (1.17)%    (1.01)%/(g)/
 Portfolio Turnover
  Rate................    333.6%     110.9%     161.1%/(g)/

                           2003       2002      2001/(E)/
                           ----       ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $5.10      $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)     (0.09)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.01      (2.15)     (2.42)
                           ----      -----      -----
 Total From Investment
            Operations     1.94      (2.24)     (2.48)
                           ----      -----      -----
Net Asset Value, End
 of Period............    $7.04      $5.10      $7.34
                          =====      =====      =====
Total Return..........    38.04%    (30.52)%   (23.46)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $706       $510       $735
 Ratio of Expenses to
  Average Net Assets..     1.47%      1.47%      1.48%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.48%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.26)%    (1.27)%    (1.13)%/(g)/
 Portfolio Turnover
  Rate................    333.6%     110.9%     161.1%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each incurred an unrealized loss of $.18 per share from November 28, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003      2002      2001/(E)/
                            ----      ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $5.68     $6.25     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.07)       --      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.17     (0.57)     (4.53)
                            ----     -----      -----
 Total From Investment
            Operations      2.10     (0.57)     (4.60)
                            ----     -----      -----
Net Asset Value, End
 of Period............     $7.78     $5.68      $6.25
                           =====     =====      =====
Total Return..........     36.97%    (9.12)%   (41.23)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,480    $1,419       $626
 Ratio of Expenses to
  Average Net Assets..      1.52%     1.56%      1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.57%     1.57%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.14)%   (1.30)%    (1.19)%/(g)/
 Portfolio Turnover
  Rate................     115.9%    120.1%     159.8%/(g)/

                            2003      2002      2001/(E)/
                            ----      ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $5.66     $6.24     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.10)    (0.09)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.11     (0.49)     (4.53)
                            ----     -----      -----
 Total From Investment
            Operations      2.01     (0.58)     (4.61)
                            ----     -----      -----
Net Asset Value, End
 of Period............     $7.67     $5.66      $6.24
                           =====     =====      =====
Total Return..........     35.51%    (9.29)%   (41.32)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,162      $567       $625
 Ratio of Expenses to
  Average Net Assets..      1.72%     1.74%      1.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.75%     1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.39)%   (1.47)%    (1.37)%/(g)/
 Portfolio Turnover
  Rate................     115.9%    120.1%     159.8%/(g)/

                            2003      2002      2001/(H)/
                            ----      ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $5.47     $6.04      $7.75
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.10)    (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.07     (0.53)     (1.67)
                            ----     -----      -----
 Total From Investment
            Operations      1.97     (0.57)     (1.71)
                            ----     -----      -----
Net Asset Value, End
 of Period............     $7.44     $5.47      $6.04
                           =====     =====      =====
Total Return /(c)/ ...     36.01%    (9.44)%   (22.56)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,303    $1,099       $301
 Ratio of Expenses to
  Average Net Assets..      2.03%     1.93%      1.92%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      3.66%     1.95%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.64)%   (1.64)%    (1.60)%/(g)/
 Portfolio Turnover
  Rate................     115.9%    120.1%     159.8%/(g)/

                            2003      2002      2001/(E)/
                            ----      ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $5.72     $6.27     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)    (0.12)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.20     (0.43)     (4.54)
                            ----     -----      -----
 Total From Investment
            Operations      2.16     (0.55)     (4.58)
                            ----     -----      -----
Net Asset Value, End
 of Period............     $7.88     $5.72      $6.27
                           =====     =====      =====
Total Return..........     37.76%    (8.77)%   (41.04)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $162,128    $7,077     $1,166
 Ratio of Expenses to
  Average Net Assets..      0.95%     0.99%      1.00%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.00%     1.00%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.57)%   (0.70)%    (0.48)%/(g)/
 Portfolio Turnover
  Rate................     115.9%    120.1%     159.8%/(g)/

                            2003      2002      2001/(E)/
                            ----      ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $5.71     $6.27     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)    (0.04)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.18     (0.52)     (4.52)
                            ----     -----      -----
 Total From Investment
            Operations      2.12     (0.56)     (4.58)
                            ----     -----      -----
Net Asset Value, End
 of Period............     $7.83     $5.71      $6.27
                           =====     =====      =====
Total Return..........     37.13%    (8.93)%   (41.04)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,799      $692       $628
 Ratio of Expenses to
  Average Net Assets..      1.21%     1.25%      1.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.26%     1.26%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.83)%   (0.98)%    (0.88)%/(g)/
 Portfolio Turnover
  Rate................     115.9%    120.1%     159.8%/(g)/

                            2003      2002      2001/(E)/
                            ----      ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $5.70     $6.26     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.09)    (0.07)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.17     (0.49)     (4.53)
                            ----     -----      -----
 Total From Investment
            Operations      2.08     (0.56)     (4.59)
                            ----     -----      -----
Net Asset Value, End
 of Period............     $7.78     $5.70      $6.26
                           =====     =====      =====
Total Return..........     36.49%    (8.95)%   (41.13)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $87      $571       $627
 Ratio of Expenses to
  Average Net Assets..      1.31%     1.36%      1.38%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.38%     1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.84)%   (1.09)%    (1.00)%/(g)/
 Portfolio Turnover
  Rate................     115.9%    120.1%     159.8%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.84 per share from November 29, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.22 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003        2002     2001/(D)/
                            ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $9.51       $9.96    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.07)      (0.06)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.67       (0.24)       --
 ----                       ----       -----
 Total From Investment
            Operations      3.60       (0.30)    (0.04)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.09)      (0.15)       --
 ----                      -----       -----
   Total Dividends and
         Distributions     (0.09)      (0.15)       --
 ----                      -----       -----
Net Asset Value, End
 of Period............    $13.02       $9.51     $9.96
                          ======       =====     =====
Total Return..........     38.18%      (3.24)%   (0.40)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,284        $985      $831
 Ratio of Expenses to
  Average Net Assets..      1.57%       1.57%     1.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.62)%     (0.76)%   (0.59)%/(f)/
 Portfolio Turnover
  Rate................      44.1%       27.9%     58.0%/(f)/

                            2003        2002     2001/(D)/
                            ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $9.48       $9.95    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.08)      (0.04)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.63       (0.28)       --
 ----                       ----       -----
 Total From Investment
            Operations      3.55       (0.32)    (0.05)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.09)      (0.15)       --
 ----                      -----       -----
   Total Dividends and
         Distributions     (0.09)      (0.15)       --
 ----                      -----       -----
Net Asset Value, End
 of Period............    $12.94       $9.48     $9.95
                          ======       =====     =====
Total Return..........     37.76%      (3.44)%   (0.50)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,028      $1,398      $830
 Ratio of Expenses to
  Average Net Assets..      1.75%       1.75%     1.75%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.80)%     (0.94)%   (0.77)%/(f)/
 Portfolio Turnover
  Rate................      44.1%       27.9%     58.0%/(f)/

                            2003        2002     2001/(D)/
                            ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $9.46       $9.94    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.11)      (0.05)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.63       (0.28)    (0.02)
                            ----       -----     -----
 Total From Investment
            Operations      3.52       (0.33)    (0.06)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.09)      (0.15)       --
 ----                      -----       -----
   Total Dividends and
         Distributions     (0.09)      (0.15)       --
 ----                      -----       -----
Net Asset Value, End
 of Period............    $12.89       $9.46     $9.94
                          ======       =====     =====
Total Return /(b)/ ...     37.53%      (3.55)%   (0.60)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,962      $4,867    $1,472
 Ratio of Expenses to
  Average Net Assets..      1.95%       1.95%     1.81%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      2.57%         --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.00)%     (1.15)%   (0.84)%/(f)/
 Portfolio Turnover
  Rate................      44.1%       27.9%     58.0%/(f)/

                            2003        2002     2001/(D)/
                            ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $9.60      $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --       (0.04)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.70       (0.21)       --
 ----                       ----       -----
 Total From Investment
            Operations      3.70       (0.25)       --
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.09)      (0.15)       --
 ----                      -----       -----
   Total Dividends and
         Distributions     (0.09)      (0.15)       --
 ----                      -----       -----
Net Asset Value, End
 of Period............    $13.21       $9.60    $10.00
                          ======       =====    ======
Total Return..........     38.87%      (2.72)%    0.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $174,262    $133,400    $5,682
 Ratio of Expenses to
  Average Net Assets..      1.00%       1.00%     1.00%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.04)%     (0.20)%   (0.07)%/(f)/
 Portfolio Turnover
  Rate................      44.1%       27.9%     58.0%/(f)/

                            2003        2002     2001/(D)/
                            ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $9.56       $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)         --     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.70       (0.27)       --
 ----                       ----       -----
 Total From Investment
            Operations      3.67       (0.27)    (0.02)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.09)      (0.15)       --
 ----                      -----       -----
   Total Dividends and
         Distributions     (0.09)      (0.15)       --
 ----                      -----       -----
Net Asset Value, End
 of Period............    $13.14       $9.56     $9.98
                          ======       =====     =====
Total Return..........     38.71%      (2.93)%   (0.20)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $12,008      $5,733      $833
 Ratio of Expenses to
  Average Net Assets..      1.26%       1.26%     1.26%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.31)%     (0.47)%   (0.28)%/(f)/
 Portfolio Turnover
  Rate................      44.1%       27.9%     58.0%/(f)/

                            2003        2002     2001/(D)/
                            ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $9.54       $9.97    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)      (0.06)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.67       (0.22)       --
 ----                       ----       -----
 Total From Investment
            Operations      3.63       (0.28)    (0.03)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.09)      (0.15)       --
 ----                      -----       -----
   Total Dividends and
         Distributions     (0.09)      (0.15)       --
 ----                      -----       -----
Net Asset Value, End
 of Period............    $13.08       $9.54     $9.97
                          ======       =====     =====
Total Return..........     38.37%      (3.03)%   (0.30)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $16        $796      $833
 Ratio of Expenses to
  Average Net Assets..      1.38%       1.37%     1.38%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.43)%     (0.56)%   (0.40)%/(f)/
 Portfolio Turnover
  Rate................      44.1%       27.9%     58.0%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(d) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2003/(C)/
                          ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.90
                           ----
 Total From Investment
            Operations     3.92
                           ----
Net Asset Value, End
 of Period............   $13.92
                         ======
Total Return..........    39.20%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $258
 Ratio of Expenses to
  Average Net Assets..     1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.57%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.19%/(e)/
 Portfolio Turnover
  Rate................     67.2%/(e)/

                          2003/(C)/
                          ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.89
                           ----
 Total From Investment
            Operations     3.89
                           ----
Net Asset Value, End
 of Period............   $13.89
                         ======
Total Return..........    38.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $702
 Ratio of Expenses to
  Average Net Assets..     1.75%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.75%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.04)%/(e)/
 Portfolio Turnover
  Rate................     67.2%/(e)/

                          2003/(C)/
                          ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.91
                           ----
 Total From Investment
            Operations     3.99
                           ----
Net Asset Value, End
 of Period............   $13.99
                         ======
Total Return..........    39.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $51,198
 Ratio of Expenses to
  Average Net Assets..     1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.73%/(e)/
 Portfolio Turnover
  Rate................     67.2%/(e)/

                          2003/(C)/
                          ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.91
                           ----
 Total From Investment
            Operations     3.95
                           ----
Net Asset Value, End
 of Period............   $13.95
                         ======
Total Return..........    39.50%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $194
 Ratio of Expenses to
  Average Net Assets..     1.26%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.46%/(e)/
 Portfolio Turnover
  Rate................     67.2%/(e)/

                          2003/(C)/
                          ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.91
                           ----
 Total From Investment
            Operations     3.94
                           ----
Net Asset Value, End
 of Period............   $13.94
                         ======
Total Return..........    39.40%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $141
 Ratio of Expenses to
  Average Net Assets..     1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.34%/(e)/
 Portfolio Turnover
  Rate................     67.2%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003     2002/(B)/
                            ----     ----
PREFERRED SECURITIES FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.30    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.61      0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.40      0.06
                            ----      ----
 Total From Investment
            Operations      1.01      0.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)       --
  ----                     -----
   Total Dividends and
         Distributions     (0.10)       --
  ----                     -----
Net Asset Value, End
 of Period............    $11.21    $10.30
                          ======    ======
Total Return..........      9.84%     3.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $121,828   $12,849
 Ratio of Expenses to
  Average Net Assets..      0.75%     0.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.68%     7.04%/(d)/
 Portfolio Turnover
  Rate................      31.1%     11.3%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Period from May 1, 2002, date operations commenced, through October 31,
  2002.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003      2002     2001/(E)/
                            ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $9.36     $9.83    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.09     (0.04)     0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.24     (0.33)    (0.35)
                            ----     -----     -----
 Total From Investment
            Operations      1.33     (0.37)    (0.17)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)    (0.10)       --
 ----                      -----     -----
   Total Dividends and
         Distributions     (0.10)    (0.10)       --
 ----                      -----     -----
Net Asset Value, End
 of Period............    $10.59     $9.36     $9.83
                          ======     =====     =====
Total Return..........     14.39%    (3.81)%   (1.70)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,674    $2,462       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.69%     0.69%     0.69%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.96%     2.22%     2.71%/(g)/
 Portfolio Turnover
  Rate................      47.8%     17.6%      2.2%/(g)/

                            2003      2002     2001/(E)/
                            ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $9.35     $9.82    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04      0.19      0.17
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.28     (0.58)    (0.35)
                            ----     -----     -----
 Total From Investment
            Operations      1.32     (0.39)    (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)    (0.08)       --
 ----                      -----     -----
   Total Dividends and
         Distributions     (0.09)    (0.08)       --
 ----                      -----     -----
Net Asset Value, End
 of Period............    $10.58     $9.35     $9.82
                          ======     =====     =====
Total Return..........     14.20%    (3.98)%   (1.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,683       $11       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.87%     0.87%     0.87%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.35%     2.50%     2.52%/(g)/
 Portfolio Turnover
  Rate................      47.8%     17.6%      2.2%/(g)/

                            2003      2002     2001/(H)/
                            ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $9.36     $9.83    $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04      0.10      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.26     (0.51)    (0.26)
                            ----     -----     -----
 Total From Investment
            Operations      1.30     (0.41)    (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)    (0.06)       --
 ----                      -----     -----
   Total Dividends and
         Distributions     (0.06)    (0.06)       --
 ----                      -----     -----
Net Asset Value, End
 of Period............    $10.60     $9.36     $9.83
                          ======     =====     =====
Total Return /(c)/ ...     13.92%    (4.16)%   (2.09)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $27,052    $5,071      $488
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      1.05%     1.05%     1.05%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............      1.05%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.39%     1.79%     1.22%/(g)/
 Portfolio Turnover
  Rate................      47.8%     17.6%      2.2%/(g)/

                            2003      2002     2001/(E)/
                            ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $9.40     $9.87    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.14      0.20      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.25     (0.51)    (0.21)
                            ----     -----     -----
 Total From Investment
            Operations      1.39     (0.31)    (0.13)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.16)    (0.16)       --
 ----                      -----     -----
   Total Dividends and
         Distributions     (0.16)    (0.16)       --
 ----                      -----     -----
Net Asset Value, End
 of Period............    $10.63     $9.40     $9.87
                          ======     =====     =====
Total Return..........     15.00%    (3.25)%   (1.30)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $112,143   $35,188    $4,339
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%     0.12%     0.12%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.41%     2.84%     3.44%/(g)/
 Portfolio Turnover
  Rate................      47.8%     17.6%      2.2%/(g)/

                            2003      2002     2001/(E)/
                            ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $9.38     $9.85    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.11     (0.03)     0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.25     (0.31)    (0.35)
                            ----     -----     -----
 Total From Investment
            Operations      1.36     (0.34)    (0.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)    (0.13)       --
 ----                      -----     -----
   Total Dividends and
         Distributions     (0.13)    (0.13)       --
 ----                      -----     -----
Net Asset Value, End
 of Period............    $10.61     $9.38     $9.85
                          ======     =====     =====
Total Return..........     14.73%    (3.50)%   (1.50)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,224      $334       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.38%     0.38%     0.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.14%     2.93%     3.02%/(g)/
 Portfolio Turnover
  Rate................      47.8%     17.6%      2.2%/(g)/

                            2003      2002     2001/(E)/
                            ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $9.37     $9.84    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.12      0.28      0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.23     (0.63)    (0.35)
                            ----     -----     -----
 Total From Investment
            Operations      1.35     (0.35)    (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)    (0.12)       --
 ----                      -----     -----
   Total Dividends and
         Distributions     (0.12)    (0.12)       --
 ----                      -----     -----
Net Asset Value, End
 of Period............    $10.60     $9.37     $9.84
                          ======     =====     =====
Total Return..........     14.60%    (3.63)%   (1.60)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $11        $9        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.50%     0.50%     0.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.18%     2.89%     2.88%/(g)/
 Portfolio Turnover
  Rate................      47.8%     17.6%      2.2%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003      2002     2001/(E)/
                            ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $9.11     $9.69    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.07     (0.02)     0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.42     (0.48)    (0.45)
                            ----     -----     -----
 Total From Investment
            Operations      1.49     (0.50)    (0.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)    (0.08)       --
 ----                      -----     -----
   Total Dividends and
         Distributions     (0.08)    (0.08)       --
 ----                      -----     -----
Net Asset Value, End
 of Period............    $10.52     $9.11     $9.69
                          ======     =====     =====
Total Return..........     16.52%    (5.22)%   (3.10)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,106    $1,917       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.69%     0.69%     0.69%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.75%     1.76%     2.14%/(g)/
 Portfolio Turnover
  Rate................      41.1%     12.3%      4.0%/(g)/

                            2003      2002     2001/(E)/
                            ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $9.10     $9.68    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.03      0.01      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.44     (0.53)    (0.45)
                            ----     -----     -----
 Total From Investment
            Operations      1.47     (0.52)    (0.32)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)    (0.06)       --
 ----                      -----     -----
   Total Dividends and
         Distributions     (0.07)    (0.06)       --
 ----                      -----     -----
Net Asset Value, End
 of Period............    $10.50     $9.10     $9.68
                          ======     =====     =====
Total Return..........     16.22%    (5.40)%   (3.20)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,986       $69        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.87%     0.87%     0.87%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.29%     1.76%     1.94%/(g)/
 Portfolio Turnover
  Rate................      41.1%     12.3%      4.0%/(g)/

                            2003      2002     2001/(H)/
                            ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $9.11     $9.69    $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.03      0.09      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.43     (0.63)    (0.36)
                            ----     -----     -----
 Total From Investment
            Operations      1.46     (0.54)    (0.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)    (0.04)       --
 ----                      -----     -----
   Total Dividends and
         Distributions     (0.04)    (0.04)       --
 ----                      -----     -----
Net Asset Value, End
 of Period............    $10.53     $9.11     $9.69
                          ======     =====     =====
Total Return /(c)/ ...     16.09%    (5.56)%   (3.29)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $45,114    $8,645    $1,153
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      1.01%     1.05%     1.05%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............      1.01%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.31%     1.46%     1.93%/(g)/
 Portfolio Turnover
  Rate................      41.1%     12.3%      4.0%/(g)/

                            2003      2002     2001/(E)/
                            ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $9.14     $9.72    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.12      0.19      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.42     (0.63)    (0.32)
                            ----     -----     -----
 Total From Investment
            Operations      1.54     (0.44)    (0.28)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)    (0.14)       --
 ----                      -----     -----
   Total Dividends and
         Distributions     (0.13)    (0.14)       --
 ----                      -----     -----
Net Asset Value, End
 of Period............    $10.55     $9.14     $9.72
                          ======     =====     =====
Total Return..........     17.14%    (4.67)%   (2.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $145,767   $42,265    $2,820
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%     0.12%     0.12%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.25%     2.34%     2.81%/(g)/
 Portfolio Turnover
  Rate................      41.1%     12.3%      4.0%/(g)/

                            2003      2002     2001/(E)/
                            ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $9.13     $9.71    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.09     (0.02)     0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.42     (0.45)    (0.45)
                            ----     -----     -----
 Total From Investment
            Operations      1.51     (0.47)    (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)    (0.11)       --
 ----                      -----     -----
   Total Dividends and
         Distributions     (0.11)    (0.11)       --
 ----                      -----     -----
Net Asset Value, End
 of Period............    $10.53     $9.13     $9.71
                          ======     =====     =====
Total Return..........     16.73%    (4.91)%   (2.90)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,804      $721       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.38%     0.38%     0.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.97%     2.27%     2.44%/(g)/
 Portfolio Turnover
  Rate................      41.1%     12.3%      4.0%/(g)/

                            2003      2002     2001/(E)/
                            ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $9.12     $9.70    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10      0.24      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.41     (0.72)    (0.45)
                            ----     -----     -----
 Total From Investment
            Operations      1.51     (0.48)    (0.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)    (0.10)       --
 ----                      -----     -----
   Total Dividends and
         Distributions     (0.10)    (0.10)       --
 ----                      -----     -----
Net Asset Value, End
 of Period............    $10.53     $9.12     $9.70
                          ======     =====     =====
Total Return..........     16.73%    (5.04)%   (3.00)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $11        $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.50%     0.50%     0.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.02%     2.50%     2.31%/(g)/
 Portfolio Turnover
  Rate................      41.1%     12.3%      4.0%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                            2003         2002     2001/(G)/
                            ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $8.74        $9.49    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04           --      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.49        (0.66)    (0.62)
                            ----        -----     -----
 Total From Investment
            Operations      1.53        (0.66)    (0.51)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)       (0.09)       --
 ----                      -----        -----
   Total Dividends and
         Distributions     (0.05)       (0.09)       --
 ----                      -----        -----
Net Asset Value, End
 of Period............    $10.22        $8.74     $9.49
                          ======        =====     =====
Total Return..........     17.61%       (7.09)%   (5.10)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,781         $646       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.69%        0.69%     0.69%/(i)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.43%        1.35%     1.65%/(i)/
 Portfolio Turnover
  Rate................      52.4%/(c)/   19.9%     60.2%/(i)/

                            2003         2002     2001/(G)/
                            ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $8.73        $9.48    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.01)        0.11      0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.51        (0.79)    (0.62)
                            ----        -----     -----
 Total From Investment
            Operations      1.50        (0.68)    (0.52)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)       (0.07)       --
 ----                      -----        -----
   Total Dividends and
         Distributions     (0.04)       (0.07)       --
 ----                      -----        -----
Net Asset Value, End
 of Period............    $10.19        $8.73     $9.48
                          ======        =====     =====
Total Return..........     17.20%       (7.26)%   (5.20)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,905          $12        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.87%        0.87%     0.87%/(i)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.07)%       1.64%     1.45%/(i)/
 Portfolio Turnover
  Rate................      52.4%/(c)/   19.9%     60.2%/(i)/

                            2003         2002     2001/(J)/
                            ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.74        $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.01)        0.07      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.49        (0.78)    (0.52)
                            ----        -----     -----
 Total From Investment
            Operations      1.48        (0.71)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)       (0.05)       --
 ----                      -----        -----
   Total Dividends and
         Distributions     (0.01)       (0.05)       --
 ----                      -----        -----
Net Asset Value, End
 of Period............    $10.21        $8.74     $9.50
                          ======        =====     =====
Total Return /(d)/ ...     16.91%       (7.52)%   (5.00)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $55,252       $7,610      $839
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      1.09%        1.05%     1.05%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(e)/ ..............      1.09%          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.06)%       0.96%     1.39%/(i)/
 Portfolio Turnover
  Rate................      52.4%/(c)/   19.9%     60.2%/(i)/

                            2003         2002     2001/(G)/
                            ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $8.77        $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.09         0.17      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.48        (0.79)    (0.50)
                            ----        -----     -----
 Total From Investment
            Operations      1.57        (0.62)    (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)       (0.14)       --
 ----                      -----        -----
   Total Dividends and
         Distributions     (0.13)       (0.14)       --
 ----                      -----        -----
Net Asset Value, End
 of Period............    $10.21        $8.77     $9.53
                          ======        =====     =====
Total Return..........     18.16%       (6.63)%   (4.70)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $147,968      $31,841    $3,816
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%        0.12%     0.12%/(i)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.97%        1.91%     2.29%/(i)/
 Portfolio Turnover
  Rate................      52.4%/(c)/   19.9%     60.2%/(i)/

                            2003         2002     2001/(G)/
                            ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $8.75        $9.51    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.06         0.02      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.48        (0.66)    (0.62)
                            ----        -----     -----
 Total From Investment
            Operations      1.54        (0.64)    (0.49)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)       (0.12)       --
 ----                      -----        -----
   Total Dividends and
         Distributions     (0.08)       (0.12)       --
 ----                      -----        -----
Net Asset Value, End
 of Period............    $10.21        $8.75     $9.51
                          ======        =====     =====
Total Return..........     17.81%       (6.89)%   (4.90)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,020         $885       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.38%        0.38%     0.38%/(i)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.66%        1.59%     1.95%/(i)/
 Portfolio Turnover
  Rate................      52.4%/(c)/   19.9%     60.2%/(i)/

                            2003         2002     2001/(G)/
                            ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $8.75        $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04         0.20      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.68//       (0.84)    (0.62)
                           ----         -----     -----
 Total From Investment
            Operations      1.72        (0.64)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)       (0.11)       --
 ----                      -----        -----
   Total Dividends and
         Distributions     (0.07)       (0.11)       --
 ----                      -----        -----
Net Asset Value, End
 of Period............    $10.40        $8.75     $9.50
                          ======        =====     =====
Total Return..........     19.77%/(f)/  (6.91)%   (5.00)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $15           $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.50%        0.50%     0.50%/(i)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.21%        2.09%     1.82%/(i)/
 Portfolio Turnover
  Rate................      52.4%/(c)/   19.9%     60.2%/(i)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.
/(d) /Total return is calculated without the contingent deferred sales charge. /(e) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(f) /During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(h) /Total return amounts have not been annualized.
/(i) /Computed on an annualized basis.
/(j) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003       2002     2001/(E)/
                           ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $8.65      $9.54    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01       0.04      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.56      (0.85)    (0.53)
                           ----      -----     -----
 Total From Investment
            Operations     1.57      (0.81)    (0.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)     (0.07)       --
 Distributions from
  Realized Gains......       --      (0.01)       --
 -----                               -----
   Total Dividends and
         Distributions    (0.04)     (0.08)       --
 ----                     -----      -----
Net Asset Value, End
 of Period............   $10.18      $8.65     $9.54
                         ======      =====     =====
Total Return..........    18.33%     (8.57)%   (4.60)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $327        $49        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.69%      0.69%     0.69%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.07%      1.14%     1.02%/(g)/
 Portfolio Turnover
  Rate................     46.0%      19.6%    316.2%/(g)/

                           2003       2002     2001/(E)/
                           ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $8.64      $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)      0.03      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.58      (0.85)    (0.52)
                           ----      -----     -----
 Total From Investment
            Operations     1.57      (0.82)    (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)     (0.06)       --
 Distributions from
  Realized Gains......       --      (0.01)       --
 -----                               -----
   Total Dividends and
         Distributions    (0.03)     (0.07)       --
 ----                     -----      -----
Net Asset Value, End
 of Period............   $10.18      $8.64     $9.53
                         ======      =====     =====
Total Return..........    18.25%     (8.74)%   (4.70)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $405        $63        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.87%      0.87%     0.87%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.09)%     0.98%     0.83%/(g)/
 Portfolio Turnover
  Rate................     46.0%      19.6%    316.2%/(g)/

                           2003       2002     2001/(H)/
                           ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.66      $9.55     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)      0.04      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.56      (0.88)    (0.45)
                           ----      -----     -----
 Total From Investment
            Operations     1.49      (0.84)    (0.43)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)       --
 Distributions from
  Realized Gains......       --      (0.01)       --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.05)       --
 -----                               -----
Net Asset Value, End
 of Period............   $10.15      $8.66     $9.55
                         ======      =====     =====
Total Return /(c)/ ...    17.26%     (8.89)%   (4.31)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,332     $3,304      $344
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     1.60%      1.05%     1.05%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............     1.66%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.71)%     0.45%     0.70%/(g)/
 Portfolio Turnover
  Rate................     46.0%      19.6%    316.2%/(g)/

                           2003       2002     2001/(E)/
                           ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $8.68      $9.58    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07       0.16      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.56      (0.92)    (0.44)
                           ----      -----     -----
 Total From Investment
            Operations     1.63      (0.76)    (0.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)     (0.13)       --
 Distributions from
  Realized Gains......       --      (0.01)       --
 -----                               -----
   Total Dividends and
         Distributions    (0.09)     (0.14)       --
 ----                     -----      -----
Net Asset Value, End
 of Period............   $10.22      $8.68     $9.58
                         ======      =====     =====
Total Return..........    19.06%     (8.12)%   (4.20)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $47,706    $15,314    $2,969
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.12%      0.12%     0.12%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.78%      1.53%     1.77%/(g)/
 Portfolio Turnover
  Rate................     46.0%      19.6%    316.2%/(g)/

                           2003       2002     2001/(E)/
                           ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $8.67      $9.56    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04       0.04      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.57      (0.81)    (0.53)
                           ----      -----     -----
 Total From Investment
            Operations     1.61      (0.77)    (0.44)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)     (0.11)       --
 Distributions from
  Realized Gains......       --      (0.01)       --
 -----                               -----
   Total Dividends and
         Distributions    (0.07)     (0.12)       --
 ----                     -----      -----
Net Asset Value, End
 of Period............   $10.21      $8.67     $9.56
                         ======      =====     =====
Total Return..........    18.76%     (8.26)%   (4.40)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $927       $197       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.38%      0.38%     0.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.39%      1.16%     1.33%/(g)/
 Portfolio Turnover
  Rate................     46.0%      19.6%    316.2%/(g)/

                           2003       2002     2001/(E)/
                           ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $8.65      $9.55    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.05       0.16      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.55      (0.95)    (0.53)
                           ----      -----     -----
 Total From Investment
            Operations     1.60      (0.79)    (0.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.10)       --
 Distributions from
  Realized Gains......       --      (0.01)       --
 -----                               -----
   Total Dividends and
         Distributions    (0.06)     (0.11)       --
 ----                     -----      -----
Net Asset Value, End
 of Period............   $10.19      $8.65     $9.55
                         ======      =====     =====
Total Return..........    18.66%     (8.49)%   (4.50)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10         $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%      0.50%     0.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.56%      1.67%     1.20%/(g)/
 Portfolio Turnover
  Rate................     46.0%      19.6%    316.2%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002     2001/(E)/
                           ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $8.13     $9.20    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)     0.10      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.61     (1.09)    (0.83)
                           ----     -----     -----
 Total From Investment
            Operations     1.60     (0.99)    (0.80)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.08)       --
 ----                     -----     -----
   Total Dividends and
         Distributions    (0.02)    (0.08)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............    $9.71     $8.13     $9.20
                          =====     =====     =====
Total Return..........    19.75%   (10.88)%   (8.00)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $92        $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.69%     0.69%     0.69%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.06)%    1.11%     0.51%/(g)/
 Portfolio Turnover
  Rate................     45.7%     25.4%     59.0%/(g)/

                           2003      2002     2001/(E)/
                           ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $8.12     $9.19    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)     0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.63     (1.06)    (0.83)
                           ----     -----     -----
 Total From Investment
            Operations     1.59     (1.00)    (0.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)    (0.07)       --
 ----                     -----     -----
   Total Dividends and
         Distributions    (0.01)    (0.07)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............    $9.70     $8.12     $9.19
                          =====     =====     =====
Total Return..........    19.55%   (11.05)%   (8.10)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $113       $15        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.87%     0.87%     0.87%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.37)%    0.70%     0.32%/(g)/
 Portfolio Turnover
  Rate................     45.7%     25.4%     59.0%/(g)/

                           2003      2002     2001/(H)/
                           ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.15     $9.20     $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.08)     0.04        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.60     (1.04)    (0.77)
                           ----     -----     -----
 Total From Investment
            Operations     1.52     (1.00)    (0.77)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.05)       --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.05)       --
 -----                              -----
Net Asset Value, End
 of Period............    $9.67     $8.15     $9.20
                          =====     =====     =====
Total Return /(c)/ ...    18.67%   (10.98)%   (7.72)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,636      $776      $273
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     1.70%     1.05%     1.05%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............     4.30%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.97)%    0.35%     0.20%/(g)/
 Portfolio Turnover
  Rate................     45.7%     25.4%     59.0%/(g)/

                           2003      2002     2001/(E)/
                           ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $8.14     $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04      0.15      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.62     (1.09)    (0.80)
                           ----     -----     -----
 Total From Investment
            Operations     1.66     (0.94)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)    (0.14)       --
 ----                     -----     -----
   Total Dividends and
         Distributions    (0.07)    (0.14)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............    $9.73     $8.14     $9.22
                          =====     =====     =====
Total Return..........    20.54%   (10.45)%   (7.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,633    $6,045    $2,265
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.12%     0.12%     0.12%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.43%     1.19%     1.09%/(g)/
 Portfolio Turnover
  Rate................     45.7%     25.4%     59.0%/(g)/

                           2003      2002     2001/(E)/
                           ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $8.14     $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --      0.08      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.64     (1.05)    (0.83)
                           ----     -----     -----
 Total From Investment
            Operations     1.64     (0.97)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.11)       --
 ----                     -----     -----
   Total Dividends and
         Distributions    (0.05)    (0.11)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............    $9.73     $8.14     $9.22
                          =====     =====     =====
Total Return..........    20.22%   (10.69)%   (7.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $810       $33        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.38%     0.38%     0.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.02)%    1.12%     0.82%/(g)/
 Portfolio Turnover
  Rate................     45.7%     25.4%     59.0%/(g)/

                           2003      2002     2001/(E)/
                           ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $8.13     $9.21    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02      0.12      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.61     (1.10)    (0.84)
                           ----     -----     -----
 Total From Investment
            Operations     1.63     (0.98)    (0.79)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)    (0.10)       --
 ----                     -----     -----
   Total Dividends and
         Distributions    (0.04)    (0.10)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............    $9.72     $8.13     $9.21
                          =====     =====     =====
Total Return..........    20.10%   (10.81)%   (7.90)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10        $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%     0.50%     0.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.28%     1.30%     0.69%/(g)/
 Portfolio Turnover
  Rate................     45.7%     25.4%     59.0%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002     2001/(E)/
                           ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.68     $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.12     (0.04)     0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.02     (0.15)    (0.22)
                           ----     -----     -----
 Total From Investment
            Operations     1.14     (0.19)    (0.01)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)    (0.12)       --
 Distributions from
  Realized Gains......    (0.01)       --        --
 -----                    -----
   Total Dividends and
         Distributions    (0.09)    (0.12)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............   $10.73     $9.68     $9.99
                         ======     =====     =====
Total Return..........    11.81%    (1.93)%   (0.10)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,068      $767       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.69%     0.69%     0.69%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.04%     2.28%     3.11%/(g)/
 Portfolio Turnover
  Rate................     43.9%     46.2%    103.3%/(g)/

                           2003      2002     2001/(E)/
                           ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.67     $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06      0.16      0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.06     (0.37)    (0.22)
                           ----     -----     -----
 Total From Investment
            Operations     1.12     (0.21)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)    (0.10)       --
 Distributions from
  Realized Gains......    (0.01)       --        --
 -----                    -----
   Total Dividends and
         Distributions    (0.07)    (0.10)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............   $10.72     $9.67     $9.98
                         ======     =====     =====
Total Return..........    11.63%    (2.11)%   (0.20)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $242       $15       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.87%     0.87%     0.87%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.56%     2.55%     2.91%/(g)/
 Portfolio Turnover
  Rate................     43.9%     46.2%    103.3%/(g)/

                           2003      2002     2001/(H)/
                           ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.68     $9.99    $10.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02      0.10      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.06     (0.33)    (0.19)
                           ----     -----     -----
 Total From Investment
            Operations     1.08     (0.23)    (0.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)    (0.08)       --
 Distributions from
  Realized Gains......    (0.01)       --        --
 -----                    -----
   Total Dividends and
         Distributions    (0.04)    (0.08)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............   $10.72     $9.68     $9.99
                         ======     =====     =====
Total Return /(c)/ ...    11.15%    (2.29)%   (0.79)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,325      $754      $104
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     1.30%     1.04%     1.04%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............     1.94%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.20%     1.84%     2.87%/(g)/
 Portfolio Turnover
  Rate................     43.9%     46.2%    103.3%/(g)/

                           2003      2002     2001/(E)/
                           ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.72    $10.03    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.16      0.19      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.04     (0.32)    (0.05)
                           ----     -----     -----
 Total From Investment
            Operations     1.20     (0.13)     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)    (0.18)       --
 Distributions from
  Realized Gains......    (0.01)       --        --
 -----                    -----
   Total Dividends and
         Distributions    (0.15)    (0.18)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............   $10.77     $9.72    $10.03
                         ======     =====    ======
Total Return..........    12.41%    (1.36)%    0.30%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $51,310   $16,909    $1,623
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.12%     0.12%     0.12%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.50%     2.97%     3.44%/(g)/
 Portfolio Turnover
  Rate................     43.9%     46.2%    103.3%/(g)/

                           2003      2002     2001/(E)/
                           ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.70    $10.01    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.12     (0.03)     0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.06     (0.13)    (0.22)
                           ----     -----     -----
 Total From Investment
            Operations     1.18     (0.16)     0.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)    (0.15)       --
 Distributions from
  Realized Gains......    (0.01)       --        --
 -----                    -----
   Total Dividends and
         Distributions    (0.12)    (0.15)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............   $10.76     $9.70    $10.01
                         ======     =====    ======
Total Return..........    12.25%    (1.63)%    0.10%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,170      $148       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.38%     0.38%     0.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.07%     3.11%     3.42%/(g)/
 Portfolio Turnover
  Rate................     43.9%     46.2%    103.3%/(g)/

                           2003      2002     2001/(E)/
                           ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.69    $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.14      0.30      0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.02     (0.47)    (0.22)
                           ----     -----     -----
 Total From Investment
            Operations     1.16     (0.17)       --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)    (0.14)       --
 Distributions from
  Realized Gains......    (0.01)       --        --
 -----                    -----
   Total Dividends and
         Distributions    (0.11)    (0.14)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............   $10.74     $9.69    $10.00
                         ======     =====    ======
Total Return..........    12.02%    (1.75)%    0.00%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11       $10       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%     0.50%     0.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.27%     3.03%     3.28%/(g)/
 Portfolio Turnover
  Rate................     43.9%     46.2%    103.3%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002    2001/(D)/
                           ----      ----    ----
REAL ESTATE FUND
----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.09    $10.41   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.43      0.23     0.39
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.22      0.79    (0.05)
                           ----      ----    -----
 Total From Investment
            Operations     3.65      1.02     0.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.28)    (0.34)   (0.09)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.28)    (0.34)   (0.09)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $14.46    $11.09   $10.41
                         ======    ======   ======
Total Return..........    33.61%     9.94%    3.95%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,552    $3,825   $1,302
 Ratio of Expenses to
  Average Net Assets..     1.42%     1.42%    1.42%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.41%     3.35%    4.33%/(f)/
 Portfolio Turnover
  Rate................     35.4%     46.3%    77.5%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
REAL ESTATE FUND
----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $11.00    $10.40   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.42      0.48     0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.18      0.44    (0.04)
                           ----      ----    -----
 Total From Investment
            Operations     3.60      0.92     0.33
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.26)    (0.32)   (0.09)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.26)    (0.32)   (0.09)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $14.34    $11.00   $10.40
                         ======    ======   ======
Total Return..........    33.38%     8.96%    3.85%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,603    $1,001   $1,339
 Ratio of Expenses to
  Average Net Assets..     1.60%     1.60%    1.60%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.28%     3.17%    4.16%/(f)/
 Portfolio Turnover
  Rate................     35.4%     46.3%    77.5%/(f)/

                           2003      2002    2001/(G)/
                           ----      ----    ----
REAL ESTATE FUND
----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.07    $10.45   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.37      0.30     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.22      0.62     0.32
                           ----      ----     ----
 Total From Investment
            Operations     3.59      0.92     0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)    (0.30)      --
 ----                     -----     -----
   Total Dividends and
         Distributions    (0.24)    (0.30)      --
 ----                     -----     -----
Net Asset Value, End
 of Period............   $14.42    $11.07   $10.45
                         ======    ======   ======
Total Return /(b)/ ...    32.98%     8.88%    3.67%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $51,874   $20,110   $2,108
 Ratio of Expenses to
  Average Net Assets..     1.90%     1.80%    1.76%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.95%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.95%     2.83%    4.01%/(f)/
 Portfolio Turnover
  Rate................     35.4%     46.3%    77.5%/(f)/

                           2003      2002    2001/(G)/
                           ----      ----    ----
REAL ESTATE FUND
----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $11.17    $10.50   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.54      0.45     0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.20      0.63     0.15
                           ----      ----     ----
 Total From Investment
            Operations     3.74      1.08     0.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.35)    (0.41)      --
 ----                     -----     -----
   Total Dividends and
         Distributions    (0.35)    (0.41)      --
 ----                     -----     -----
Net Asset Value, End
 of Period............   $14.56    $11.17   $10.50
                         ======    ======   ======
Total Return..........    34.31%    10.38%    4.17%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $97,960       $11      $11
 Ratio of Expenses to
  Average Net Assets..     0.85%     0.85%    0.85%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.08%     3.91%    4.91%/(f)/
 Portfolio Turnover
  Rate................     35.4%     46.3%    77.5%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
REAL ESTATE FUND
----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $11.03    $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.46      0.23     0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.21      0.75    (0.17)
                           ----      ----    -----
 Total From Investment
            Operations     3.67      0.98     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.31)    (0.38)   (0.09)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.31)    (0.38)   (0.09)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $14.39    $11.03   $10.43
                         ======    ======   ======
Total Return..........    34.12%     9.47%    4.15%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $19,221    $5,375   $1,307
 Ratio of Expenses to
  Average Net Assets..     1.11%     1.11%    1.11%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.69%     3.42%    4.79%/(f)/
 Portfolio Turnover
  Rate................     35.4%     46.3%    77.5%/(f)/

                           2003      2002    2001/(D)/
                           ----      ----    ----
REAL ESTATE FUND
----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $11.04    $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.41      0.60     0.40
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.23      0.37    (0.04)
                           ----      ----    -----
 Total From Investment
            Operations     3.64      0.97     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.30)    (0.36)   (0.09)
                          -----     -----    -----
   Total Dividends and
         Distributions    (0.30)    (0.36)   (0.09)
                          -----     -----    -----
Net Asset Value, End
 of Period............   $14.38    $11.04   $10.43
                         ======    ======   ======
Total Return..........    33.74%     9.44%    4.15%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $264      $850   $1,304
 Ratio of Expenses to
  Average Net Assets..     1.23%     1.22%    1.23%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.53%     3.55%    4.52%/(f)/
 Portfolio Turnover
  Rate................     35.4%     46.3%    77.5%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.15 per share from November 30, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized./ /
/(f)/ Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized gain of $.06 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003       2002     2001/(E)/
                           ----       ----     ----
SMALLCAP BLEND FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.70     $10.54    $10.55
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)     (0.01)     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.57      (0.81)    (0.01)
                           ----      -----     -----
 Total From Investment
            Operations     3.56      (0.82)       --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --     (0.01)
 Distributions from
  Realized Gains......       --      (0.02)       --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.02)    (0.01)
  ----                               -----     -----
Net Asset Value, End
 of Period............   $13.26      $9.70    $10.54
                         ======      =====    ======
Total Return..........    36.70%     (7.79)%    0.69%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,777       $906    $1,320
 Ratio of Expenses to
  Average Net Assets..     1.32%      1.31%     1.32%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.32%      1.32%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.09)%    (0.08)%    0.14%/(g)/
 Portfolio Turnover
  Rate................    113.2%     108.8%    123.5%/(g)/

                           2003       2002     2001/(E)/
                           ----       ----     ----
SMALLCAP BLEND FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.69     $10.53    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)     (0.85)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.57       0.03     (0.02)
                           ----       ----     -----
 Total From Investment
            Operations     3.54      (0.82)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --     (0.01)
 Distributions from
  Realized Gains......       --      (0.02)       --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.02)    (0.01)
  ----                               -----     -----
Net Asset Value, End
 of Period............   $13.23      $9.69    $10.53
                         ======      =====    ======
Total Return..........    36.53%     (7.83)%    0.50%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $254        $49    $1,338
 Ratio of Expenses to
  Average Net Assets..     1.50%      1.49%     1.50%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.50%      1.50%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.29)%    (0.30)%   (0.04)%/(g)/
 Portfolio Turnover
  Rate................    113.2%     108.8%    123.5%/(g)/

                           2003       2002     2001/(H)/
                           ----       ----     ----
SMALLCAP BLEND FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.51     $10.38    $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)     (0.02)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.50      (0.83)    (0.07)
                           ----      -----     -----
 Total From Investment
            Operations     3.45      (0.85)    (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --      (0.02)       --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.02)       --
 -----                               -----
Net Asset Value, End
 of Period............   $12.96      $9.51    $10.38
                         ======      =====    ======
Total Return /(c)/ ...    36.28%     (8.23)%   (0.67)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $47,377    $17,167    $2,480
 Ratio of Expenses to
  Average Net Assets..     1.70%      1.70%     1.66%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.84%      1.70%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.48)%    (0.44)%   (0.35)%/(g)/
 Portfolio Turnover
  Rate................    113.2%     108.8%    123.5%/(g)/

                           2003       2002     2001/(H)/
                           ----       ----     ----
SMALLCAP BLEND FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.60     $10.44    $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.05       0.03      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.56      (0.78)    (0.07)
                           ----      -----     -----
 Total From Investment
            Operations     3.61      (0.75)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.06)       --
 Distributions from
  Realized Gains......       --      (0.02)       --
 Tax Return of Capital
  Distributions.......       --      (0.01)       --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.09)       --
 -----                               -----
Net Asset Value, End
 of Period............   $13.21      $9.60    $10.44
                         ======      =====    ======
Total Return..........    37.60%     (7.34)%   (0.10)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,318     $4,681       $10
 Ratio of Expenses to
  Average Net Assets..     0.75%      0.74%     0.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.75%      0.75%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.48%      0.66%     0.71%/(g)/
 Portfolio Turnover
  Rate................    113.2%     108.8%    123.5%/(g)/

                           2003       2002     2001/(E)/
                           ----       ----     ----
SMALLCAP BLEND FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.74     $10.58    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01       0.16      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.61      (0.94)    (0.02)
                           ----      -----     -----
 Total From Investment
            Operations     3.62      (0.78)     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.03)    (0.01)
 Distributions from
  Realized Gains......       --      (0.02)       --
 Tax Return of Capital
  Distributions.......       --      (0.01)       --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.06)    (0.01)
  ----                               -----     -----
Net Asset Value, End
 of Period............   $13.36      $9.74    $10.58
                         ======      =====    ======
Total Return..........    37.17%     (7.48)%    0.98%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,163       $202    $1,322
 Ratio of Expenses to
  Average Net Assets..     1.01%      1.00%     1.01%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.01%      1.01%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.06%      0.19%     0.31%/(g)/
 Portfolio Turnover
  Rate................    113.2%     108.8%    123.5%/(g)/

                           2003       2002     2001/(E)/
                           ----       ----     ----
SMALLCAP BLEND FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.69     $10.57    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01       0.79      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.58      (1.63)    (0.01)
                           ----      -----     -----
 Total From Investment
            Operations     3.59      (0.84)     0.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.02)    (0.01)
 Distributions from
  Realized Gains......       --      (0.02)       --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.04)    (0.01)
  ----                               -----     -----
Net Asset Value, End
 of Period............   $13.28      $9.69    $10.57
                         ======      =====    ======
Total Return..........    37.05%     (7.98)%    0.88%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $14        $10    $1,322
 Ratio of Expenses to
  Average Net Assets..     1.13%      1.12%     1.13%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.13%      1.12%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.10%      0.07%     0.33%/(g)/
 Portfolio Turnover
  Rate................    113.2%     108.8%    123.5%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.54, $.55, $.55 and $.55 per share, respectively, from November 28, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002      2001/(E)/
                           ----      ----      ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $5.03     $7.56      $9.44
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)    (0.06)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.63     (2.11)     (1.82)
                           ----     -----      -----
 Total From Investment
            Operations     2.59     (2.17)     (1.88)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --     (0.36)        --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.36)        --
 -----                              -----
Net Asset Value, End
 of Period............    $7.62     $5.03      $7.56
                          =====     =====      =====
Total Return..........    51.49%   (30.69)%   (19.06)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $954      $630       $947
 Ratio of Expenses to
  Average Net Assets..     1.32%     1.32%      1.32%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      1.32%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.67)%   (0.93)%    (1.02)%/(g)/
 Portfolio Turnover
  Rate................    270.1%    255.3%     178.3%/(g)/

                           2003      2002      2001/(E)/
                           ----      ----      ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $5.03     $7.56      $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)    (0.08)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.62     (2.09)     (1.81)
                           ----     -----      -----
 Total From Investment
            Operations     2.57     (2.17)     (1.89)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --     (0.36)        --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.36)        --
 -----                              -----
Net Asset Value, End
 of Period............    $7.60     $5.03      $7.56
                          =====     =====      =====
Total Return..........    51.09%   (30.69)%   (19.14)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $985      $646       $963
 Ratio of Expenses to
  Average Net Assets..     1.50%     1.49%      1.50%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      1.50%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.85)%   (1.11)%    (1.19)%/(g)/
 Portfolio Turnover
  Rate................    270.1%    255.3%     178.3%/(g)/

                           2003      2002      2001/(H)/
                           ----      ----      ----
SMALLCAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $4.84     $7.31      $9.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.08)    (0.20)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.53     (1.91)     (1.72)
                           ----     -----      -----
 Total From Investment
            Operations     2.45     (2.11)     (1.75)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --     (0.36)        --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.36)        --
 -----                              -----
Net Asset Value, End
 of Period............    $7.29     $4.84      $7.31
                          =====     =====      =====
Total Return /(c)/ ...    50.62%   (30.92)%   (18.42)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $16,886    $4,449     $1,322
 Ratio of Expenses to
  Average Net Assets..     1.88%     1.70%      1.64%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     2.18%     1.70%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.26)%   (1.27)%    (1.32)%/(g)/
 Portfolio Turnover
  Rate................    270.1%    255.3%     178.3%/(g)/

                           2003      2002      2001/(H)/
                           ----      ----      ----
SMALLCAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $4.91     $7.35      $9.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --        --      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.57     (2.08)     (1.70)
                           ----     -----      -----
 Total From Investment
            Operations     2.57     (2.08)     (1.71)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --     (0.36)        --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.36)        --
 -----                              -----
Net Asset Value, End
 of Period............    $7.48     $4.91      $7.35
                          =====     =====      =====
Total Return..........    52.34%   (30.33)%   (17.97)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $8    $4,344       $560
 Ratio of Expenses to
  Average Net Assets..     0.75%     0.75%      0.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      0.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.08)%   (0.31)%    (0.45)%/(g)/
 Portfolio Turnover
  Rate................    270.1%    255.3%     178.3%/(g)/

                           2003      2002      2001/(E)/
                           ----      ----      ----
SMALLCAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $5.06     $7.58      $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)    (0.04)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.65     (2.12)     (1.77)
                           ----     -----      -----
 Total From Investment
            Operations     2.63     (2.16)     (1.87)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --     (0.36)        --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.36)        --
 -----                              -----
Net Asset Value, End
 of Period............    $7.69     $5.06      $7.58
                          =====     =====      =====
Total Return..........    51.98%   (30.47)%   (19.02)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,102      $666       $948
 Ratio of Expenses to
  Average Net Assets..     1.01%     1.01%      1.01%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      1.01%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.37)%   (0.62)%    (0.77)%/(g)/
 Portfolio Turnover
  Rate................    270.1%    255.3%     178.3%/(g)/

                           2003      2002      2001/(E)/
                           ----      ----      ----
SMALLCAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $5.06     $7.58      $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)    (0.05)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.64     (2.11)     (1.82)
                           ----     -----      -----
 Total From Investment
            Operations     2.61     (2.16)     (1.87)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --     (0.36)        --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.36)        --
 -----                              -----
Net Asset Value, End
 of Period............    $7.67     $5.06      $7.58
                          =====     =====      =====
Total Return..........    51.58%   (30.47)%   (19.02)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $959      $633       $948
 Ratio of Expenses to
  Average Net Assets..     1.13%     1.12%      1.13%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      1.12%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.48)%   (0.74)%    (0.83)%/(g)/
 Portfolio Turnover
  Rate................    270.1%    255.3%     178.3%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred recognized $.01 of net operating loss per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized loss of $ .55 per share, during the initial interim period.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.17 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2003      2002     2001/(D)/
                           ----      ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.75    $10.36    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02      0.02      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.14     (0.49)    (0.11)
                           ----     -----     -----
 Total From Investment
            Operations     3.16     (0.47)    (0.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --     (0.01)
 Distributions from
  Realized Gains......       --     (0.14)       --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.14)    (0.01)
  ----                              -----     -----
Net Asset Value, End
 of Period............   $12.91     $9.75    $10.36
                         ======     =====    ======
Total Return..........    32.41%    (4.75)%   (0.93)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,540      $676    $1,296
 Ratio of Expenses to
  Average Net Assets..     0.72%     0.72%     0.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.18%     0.09%     0.09%/(f)/
 Portfolio Turnover
  Rate................     44.6%     61.0%     62.0%/(f)/

                           2003      2002     2001/(D)/
                           ----      ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.71    $10.34    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --     (0.01)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.16     (0.48)    (0.12)
                           ----     -----     -----
 Total From Investment
            Operations     3.16     (0.49)    (0.12)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --     (0.01)
 Distributions from
  Realized Gains......       --     (0.14)       --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.14)    (0.01)
  ----                              -----     -----
Net Asset Value, End
 of Period............   $12.87     $9.71    $10.34
                         ======     =====    ======
Total Return..........    32.54%    (4.96)%   (1.12)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,176    $1,344    $1,294
 Ratio of Expenses to
  Average Net Assets..     0.90%     0.90%     0.90%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.01%    (0.09)%   (0.09)%/(f)/
 Portfolio Turnover
  Rate................     44.6%     61.0%     62.0%/(f)/

                           2003      2002     2001/(G)/
                           ----      ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.50    $10.14    $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)    (0.01)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.04     (0.49)    (0.59)
                           ----     -----     -----
 Total From Investment
            Operations     2.99     (0.50)    (0.60)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --     (0.14)       --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.14)       --
 -----                              -----
Net Asset Value, End
 of Period............   $12.49     $9.50    $10.14
                         ======     =====    ======
Total Return /(b)/ ...    31.47%    (5.16)%   (5.59)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,505    $7,197    $1,860
 Ratio of Expenses to
  Average Net Assets..     1.38%     1.10%     1.06%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.49%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.47)%   (0.28)%   (0.26)%/(f)/
 Portfolio Turnover
  Rate................     44.6%     61.0%     62.0%/(f)/

                           2003      2002     2001/(G)/
                           ----      ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.59    $10.19    $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08      0.07      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.07     (0.47)    (0.60)
                           ----     -----     -----
 Total From Investment
            Operations     3.15     (0.40)    (0.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)    (0.06)       --
 Distributions from
  Realized Gains......       --     (0.14)       --
 -----                              -----
   Total Dividends and
         Distributions    (0.04)    (0.20)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............   $12.70     $9.59    $10.19
                         ======     =====    ======
Total Return..........    33.04%    (4.19)%   (5.12)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $18,585        $9        $9
 Ratio of Expenses to
  Average Net Assets..     0.15%     0.15%     0.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.74%     0.66%     0.65%/(f)/
 Portfolio Turnover
  Rate................     44.6%     61.0%     62.0%/(f)/

                           2003      2002     2001/(D)/
                           ----      ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.77    $10.37    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.05      0.02      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.15     (0.45)    (0.14)
                           ----     -----     -----
 Total From Investment
            Operations     3.20     (0.43)    (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.03)    (0.01)
 Distributions from
  Realized Gains......       --     (0.14)       --
 -----                              -----
   Total Dividends and
         Distributions    (0.02)    (0.17)    (0.01)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $12.95     $9.77    $10.37
                         ======     =====    ======
Total Return..........    32.80%    (4.35)%   (0.83)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,535    $6,850    $1,302
 Ratio of Expenses to
  Average Net Assets..     0.41%     0.41%     0.41%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.51%     0.42%     0.35%/(f)/
 Portfolio Turnover
  Rate................     44.6%     61.0%     62.0%/(f)/

                           2003      2002     2001/(D)/
                           ----      ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.76    $10.37    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.05      0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.14     (0.51)    (0.11)
                           ----     -----     -----
 Total From Investment
            Operations     3.19     (0.45)    (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)    (0.02)    (0.01)
 Distributions from
  Realized Gains......       --     (0.14)       --
 -----                              -----
   Total Dividends and
         Distributions    (0.01)    (0.16)    (0.01)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $12.94     $9.76    $10.37
                         ======     =====    ======
Total Return..........    32.67%    (4.56)%   (0.83)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,034      $570    $1,298
 Ratio of Expenses to
  Average Net Assets..     0.53%     0.52%     0.53%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.36%     0.28%     0.28%/(f)/
 Portfolio Turnover
  Rate................     44.6%     61.0%     62.0%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from November 30, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.15 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2003      2002     2001/(E)/
                           ----      ----     ----
SMALLCAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.56    $10.62    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --      0.05      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.22      0.40      0.37
                           ----      ----      ----
 Total From Investment
            Operations     4.22      0.45      0.44
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.04)    (0.03)
 Distributions from
  Realized Gains......       --     (0.47)       --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.51)    (0.03)
  ----                              -----     -----
Net Asset Value, End
 of Period............   $14.78    $10.56    $10.62
                         ======    ======    ======
Total Return..........    40.02%     3.98%     4.89%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $891    $1,145    $1,328
 Ratio of Expenses to
  Average Net Assets..     1.32%     1.31%     1.32%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.32%     1.32%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.04%     0.36%     0.64%/(g)/
 Portfolio Turnover
  Rate................    221.7%    134.3%     89.1%/(g)/

                           2003      2002     2001/(E)/
                           ----      ----     ----
SMALLCAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.55    $10.60    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)     0.04      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.20      0.40      0.36
                           ----      ----      ----
 Total From Investment
            Operations     4.19      0.44      0.42
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --     (0.02)    (0.03)
 Distributions from
  Realized Gains......       --     (0.47)       --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.49)    (0.03)
  ----                              -----     -----
Net Asset Value, End
 of Period............   $14.74    $10.55    $10.60
                         ======    ======    ======
Total Return..........    39.72%     3.90%     4.69%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $650      $891    $1,326
 Ratio of Expenses to
  Average Net Assets..     1.50%     1.49%     1.50%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.50%     1.50%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.14)%    0.19%     0.47%/(g)/
 Portfolio Turnover
  Rate................    221.7%    134.3%     89.1%/(g)/

                           2003      2002     2001/(H)/
                           ----      ----     ----
SMALLCAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.42    $10.48    $10.64
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)    (0.01)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.15      0.42     (0.16)
                           ----      ----     -----
 Total From Investment
            Operations     4.11      0.41     (0.16)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --     (0.47)       --
 -----                              -----
   Total Dividends and
         Distributions       --     (0.47)       --
 -----                              -----
Net Asset Value, End
 of Period............   $14.53    $10.42    $10.48
                         ======    ======    ======
Total Return /(c)/ ...    39.44%     3.65%    (1.04)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,945    $4,953      $749
 Ratio of Expenses to
  Average Net Assets..     1.70%     1.69%     1.66%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     2.14%     1.70%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.35)%   (0.07)%    0.12%/(g)/
 Portfolio Turnover
  Rate................    221.7%    134.3%     89.1%/(g)/

                           2003      2002     2001/(H)/
                           ----      ----     ----
SMALLCAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.48    $10.54    $10.64
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07      0.12      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.20      0.39     (0.11)
                           ----      ----     -----
 Total From Investment
            Operations     4.27      0.51     (0.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)    (0.10)       --
 Distributions from
  Realized Gains......       --     (0.47)       --
 -----                              -----
   Total Dividends and
         Distributions    (0.07)    (0.57)       --
 ----                     -----     -----
Net Asset Value, End
 of Period............   $14.68    $10.48    $10.54
                         ======    ======    ======
Total Return..........    40.94%     4.60%    (0.47)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,493    $9,641    $1,144
 Ratio of Expenses to
  Average Net Assets..     0.75%     0.74%     0.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.75%     0.75%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.62%     0.88%     0.79%/(g)/
 Portfolio Turnover
  Rate................    221.7%    134.3%     89.1%/(g)/

                           2003      2002     2001/(E)/
                           ----      ----     ----
SMALLCAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.58    $10.64    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04      0.11      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.24      0.37      0.31
                           ----      ----      ----
 Total From Investment
            Operations     4.28      0.48      0.46
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)    (0.07)    (0.03)
 Distributions from
  Realized Gains......       --     (0.47)       --
 -----                              -----
   Total Dividends and
         Distributions    (0.04)    (0.54)    (0.03)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $14.82    $10.58    $10.64
                         ======    ======    ======
Total Return..........    40.56%     4.29%     5.09%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,139    $1,056    $1,330
 Ratio of Expenses to
  Average Net Assets..     1.01%     1.00%     1.01%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.01%     1.01%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.34%     0.67%     1.18%/(g)/
 Portfolio Turnover
  Rate................    221.7%    134.3%     89.1%/(g)/

                           2003      2002     2001/(E)/
                           ----      ----     ----
SMALLCAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.57    $10.63    $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02      0.10      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.24      0.37      0.37
                           ----      ----      ----
 Total From Investment
            Operations     4.26      0.47      0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)    (0.06)    (0.03)
 Distributions from
  Realized Gains......       --     (0.47)       --
 -----                              -----
   Total Dividends and
         Distributions    (0.03)    (0.53)    (0.03)
                          -----     -----     -----
Net Asset Value, End
 of Period............   $14.80    $10.57    $10.63
                         ======    ======    ======
Total Return..........    40.34%     4.17%     4.99%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $187      $876    $1,330
 Ratio of Expenses to
  Average Net Assets..     1.12%     1.11%     1.13%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.13%     1.12%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.23%     0.56%     0.83%/(g)/
 Portfolio Turnover
  Rate................    221.7%    134.3%     89.1%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.20 per share from November 29, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.04 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and
Shareholders
Principal Investors Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Investors Fund, Inc. (comprising Bond & Mortgage Securities Fund, Capital Preservation Fund, Government Securities Fund, High Quality Intermediate-Term Bond Fund, High Quality Long-Term Bond Fund, High Quality Short-Term Bond Fund, International Emerging Markets Fund, International Fund I, International Fund II, LargeCap Blend Fund I, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Money Market Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Blend Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, Partners SmallCap Value Fund, Partners SmallCap Value Fund I, Preferred Securities Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, Real Estate Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund and SmallCap Value Fund) as of October 31, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the management of Principal Investors Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Principal Investors Fund, Inc. at October 31, 2003, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                           /s/Ernst & Young LLP



Des Moines, Iowa
November 26, 2003

FUND DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Mutual Funds and Principal Variable Contracts Fund, Inc. that are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be "interested persons" are defined in the Investment Company Act of 1940, as amended. The interested persons shown below are considered to be interested because of a current or former affiliation with the Manager or Principal Life Insurance Company.

THE FOLLOWING DIRECTORS ARE CONSIDERED NOT TO BE "INTERESTED PERSONS" AS DEFINED

IN THE 1940 ACT .

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                  FUND             OTHER
                                                                COMPLEX        DIRECTORSHIPS
NAME, POSITION HELD WITH THE FUND,  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY
    ADDRESS, AND DATE OF BIRTH        DURING PAST 5 YEARS       DIRECTOR         DIRECTOR*
                                    -----------------------  -------------     -------------



                                                      93             None

 James D. Davis
 Director since 1974     Attorney. Vice
 Member Audit and        President, Deere and
 Nominating Committee    Company, Retired.
 4940 Center Court,
 Bettendorf, Iowa
 03/22/34

                                                      93             None
 Pamela A. Ferguson
 Director since 1993     Professor of
 Member Audit and        Mathematics, Grinnell
 Nominating Committee    College, since 1998.
 4112 River Oaks         Prior thereto,
 Drive, Des Moines,      President, Grinnell
 Iowa                    College.
 05/05/43

                                                      93             None
 Richard W. Gilbert
 Director since 1985     President, Gilbert
 Member Audit and        Communications, Inc.,
 Nominating Committee    since 1993. Prior
 5040 Arbor Lane,        thereto, President
 #302, Northfield,       and Publisher,
 Illinois.               Pioneer Press.
 05/08/40

                                                      93             None


 William C. Kimball      Chairman and CEO,
 Director since 1999     Medicap Pharmacies,
 Member Audit and        Inc., since 1998.
 Nominating Committee    Prior thereto,
 4350 Westown Parkway,   President and CEO.
 Suite 400
 West Des Moines, Iowa
 11/28/47

                                                      93              None

 Barbara A. Lukavsky
 Director since 1987     President and CEO,
 Member Audit and        Barbican Enterprises,
 Nominating Committee    Inc., since 1997.
 Member Executive        President and CEO, Lu
 Committee               San ELITE USA, L.C.,
 13731 Bay Hill Court,   1985-1998.
 Clive, Iowa
 09/10/40


  * Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.


THE FOLLOWING DIRECTORS ARE CONSIDERED TO BE "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, AS AMENDED, BECAUSE OF CURRENT OR FORMER AFFILIATION WITH THE MANAGER OR PRINCIPAL LIFE.

                           Executive Vice
                           President, Principal
                           Life, since 2000.
                           Senior Vice
                           President, 1996-2000.
 John E. Aschenbrenner     Vice President -             93               None
 Director since 1998       Individual Markets,
 08/16/49                  1990-1996. Director,
                           Principal Management
                           Corporation and
                           Princor Financial
                           Services Corporation
                           ("Princor").

                         Director and
                         President, Princor
                         and Principal
 Ralph C. Eucher         Management
 Director and            Corporation, since
 President since 1999    1999. Senior Vice            93               None
 Member Executive        President, Principal
 Committee               Life, since 2002.
 06/14/52                Vice President,
                         1999-2002. Prior
                         thereto, Second Vice
                         President.

                         Chairman and
                         Director, Princor and        93
 Larry D. Zimpleman      Principal Management                          None
 Director and Chairman   Corporation since
 of the Board since      2002. Executive Vice
 December 2001           President, Principal
 Member Executive        Life, since 2001.
 Committee               Senior Vice
 09/07/51                President,1999-2001.
                         Prior thereto, Vice
                         President.

The Audit and Nominating Committee considers management's recommendation of independent auditor for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominates all candidates who are not "interested persons" of the Fund for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Additional information about the Fund is available in the Prospectus and Statement of Additional Information both dated March 1, 2003. These documents may be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

                          SHAREHOLDER MEETING RESULTS


SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL INVESTORS FUND, INC. - BALANCED FUND
                               HELD MAY 14, 2003


1) Approval of an Agreement and Plan of Acquisition that the Principal Investors Fund, Inc. - Principal LifeTime 2030 Fund, a series of Principal Investors Fund, Inc., will acquire all the assets and assume all the liabilities of the Balanced Fund and issue in exchange shares of its Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Institutional Class, and Class J common stock, and the Balanced Fund will distribute those shares to its Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Institutional Class, and Class J shareholders in redemption of all its outstanding shares and then dissolve.

             IN FAVOR                         OPPOSED                      ABSTAIN
             --------                         -------                      -------
2,505,865.524                        159,253.597                 133,344.678

SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL INVESTORS FUND, INC. - INTERNATIONAL
                        SMALLCAP FUND HELD MAY 14, 2003


1) Approval of an Agreement and Plan of Acquisition that the Principal Investors Fund, Inc. - International Fund I, a series of Principal Investors Fund, Inc., will acquire all the assets and assume all the liabilities of the International SmallCap Fund and issue in exchange shares of its Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Institutional Class, and Class J common stock, and the International SmallCap Fund will distribute those shares to its Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Institutional Class, and Class J shareholders in redemption of all its outstanding shares and then dissolve.

                 IN FAVOR                             OPPOSED                      ABSTAIN
                 --------                             -------                      -------
1,031,892.935                                46,389.189                  48,832.246

   SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL INVESTORS FUND, INC. - PARTNERS
                      MIDCAP BLEND FUND HELD MAY 14, 2003


1) Approval of an Agreement and Plan of Acquisition that the Principal Investors Fund, Inc. - MidCap Blend Fund, a series of Principal Investors Fund, Inc., will acquire all the assets and assume all the liabilities of the Partners MidCap Blend Fund and issue in exchange shares of its Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Institutional Class, and Class J common stock, and the Partners MidCap Blend Fund will distribute those shares to its Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Institutional Class, and Class J shareholders in redemption of all its outstanding shares and then dissolve.

                 IN FAVOR                             OPPOSED                      ABSTAIN
                 --------                             -------                      -------
2,009,283.485                                29,579.107                  21,545.193

                         FEDERAL INCOME TAX INFORMATION
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax advisor on how to report these distributions for state and local purposes.



DIVIDEND RECEIVED DEDUCTION . For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2003 that qualifies for the dividend received deduction is as follows:

                               DEDUCTIBLE
                               PERCENTAGE
                               ----------
 LargeCap Growth Fund             100%
 LargeCap S&P 500 Index Fund      100%
 LargeCap Value Fund              100%
 MidCap Blend Fund                100%
 MidCap S&P 400 Index Fund         94%
 MidCap Value Fund                100%
 Partners LargeCap Blend Fund     100%
 Partners LargeCap Blend Fund     100%
 I
 Partners LargeCap Growth         100%
 Fund I
 Partners LargeCap Value Fund     100%
 SmallCap S&P 600 Index Fund      100%
 SmallCap Value Fund               76%




LONG TERM CAPITAL GAIN DIVIDENDS . For federal income tax purposes, the Fund designates long term capital gain dividends for all share classes for the year ended October 31, 2003 as follows:

                                                      PER SHARE
                                             <        LONG TERM
                                                    CAPITAL GAIN
                                                    DISTRIBUTIONS
                                             ------------------
 Principal LifeTime 2040 Fund                     $       .0015
 Principal LifeTime 2050 Fund                             .0016
 Principal LifeTime Strategic Income Fund                 .0013
 Partners SmallCap Value Fund

                         FEDERAL INCOME TAX INFORMATION
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2003
 -------------------------------------------------------------------------------
Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax advisor on how to report these distributions for state and local purposes.



DIVIDEND RECEIVED DEDUCTION . For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2003 that qualifies for the dividend received deduction is as follows:

                               DEDUCTIBLE
                               PERCENTAGE
                               ----------
 LargeCap Growth Fund             100%
 LargeCap S&P 500 Index Fund      100%
 LargeCap Value Fund              100%
 MidCap Blend Fund                100%
 MidCap S&P 400 Index Fund         94%
 MidCap Value Fund                100%
 Partners LargeCap Blend Fund     100%
 Partners LargeCap Blend Fund     100%
 I
 Partners LargeCap Growth         100%
 Fund I
 Partners LargeCap Value Fund     100%
 SmallCap S&P 600 Index Fund      100%
 SmallCap Value Fund               76%




LONG TERM CAPITAL GAIN DIVIDENDS . For federal income tax purposes, the Fund designates long term capital gain dividends for all share classes for the year ended October 31, 2003 as follows:

                                                      PER SHARE
                                             <        LONG TERM
                                                    CAPITAL GAIN
                                                    DISTRIBUTIONS
 Principal LifeTime 2040 Fund                     $       .0015
 Principal LifeTime 2050 Fund                             .0016
 Principal LifeTime Strategic Income Fund                 .0013
 Partners SmallCap Value Fund




                                      437




Item 2. Code of Ethics.

        (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

        (b)  Not applicable.

        (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

        (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

        (e)  Not applicable.

        (f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

          The Registrant's Board has determined that Richard Gilbert, a member of the Registrant's Audit and Nominating Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit and Nominating Committee and of the Board; nor will it reduce the responsibility of the other Audit and Nominating Committee members.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

          Not applicable until annual reports for fiscal years ending after December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

          Not applicable.

ITEM 6. RESERVED

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not applicable.

ITEM 8. RESERVED

ITEM 9. CONTROLS AND PROCEDURES

          a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

          (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS

          (a) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.**

          (b) (1) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as
               Exhibit 99.CERT.**

          (c) (2) Certification pursuant to Rule 301-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as
               Exhibit 99.906CERT.**

*   To be filed with the annual filing.
**  Included as a part of this filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 19th day of December, 2003.

                                        Principal Investors Fund, Inc.
                                                (Registrant)

                                                /s/ Ralph C. Eucher
                                        By _____________________________________
                                           Ralph C. Eucher, President



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       Signature                         Title                       Date


/s/ R. C. Eucher
_____________________________      President and Director      December 19, 2003
R. C. Eucher                                                   _________________


/s/ Jill R. Brown
_____________________________      Vice President and          December 19, 2003
J. R. Brown                        Chief Financial Officer     _________________